UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811- 01136

Guggenheim Funds Trust

(Exact name of registrant as specified in charter)

805 King Farm Boulevard, Suite 600
Rockville, Maryland 20850

(Address of principal executive offices) (Zip code)

Amy J. Lee
Guggenheim Funds Trust
805 King Farm Boulevard, Suite 600
Rockville, Maryland 20850

(Name and address of agent for service)

Registrant's telephone number, including area code: 1-301-296-5100

Date of fiscal year end: September 30

Date of reporting period: September 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e‑1 under the Investment Company Act of 1940 (17 CFR 270.30e‑1).  The Commission may use the information provided on Form N‑CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N‑CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N‑CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549‑0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1.	Reports to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

9.30.2015

Guggenheim Funds Annual Report

Guggenheim Funds Trust-Equity
Guggenheim Alpha Opportunity Fund
Guggenheim Large Cap Value Fund
Guggenheim Risk Managed Real Estate Fund
Guggenheim Small Cap Value Fund
Guggenheim StylePlus—Large Core Fund
Guggenheim StylePlus—Mid Growth Fund
Guggenheim World Equity Income Fund

SBE-ANN-0915x0916	guggenheiminvestments.com

GUGGENHEIM

Go Green!
Eliminate Mailbox Clutter

Go paperless with Guggenheim Investments eDelivery—a service giving you full online access to account information and documents. Save time, cut down on mailbox clutter, and be a friend to the environment with eDelivery.

With Guggenheim Investments eDelivery, you can:

- View online confirmations and statements at your convenience.
- Receive email notifications when your most recent confirmations, statements, and other account documents are available for review.
- Access prospectuses, annual reports, and semiannual reports online.

It's easy to enroll:

1. Visit **guggenheiminvestments.com/edelivery**
2. Follow the simple enrollment instructions

If you have questions about the Guggenheim Investments eDelivery service, contact one of our Shareholder Services Representatives at 800.820.0888.

This report and the financial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Distributed by Guggenheim Funds Distributors, LLC. GI-GOGREEN-0415 x0416 #17714

Guggenheim Investments eDelivery Service Notice A

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
ALPHA OPPORTUNITY FUND	9
LARGE CAP VALUE FUND	25
RISK MANAGED REAL ESTATE FUND	37
SMALL CAP VALUE FUND	51
STYLEPLUS—LARGE CORE FUND	62
STYLEPLUS—MID GROWTH FUND	75
WORLD EQUITY INCOME FUND	87
NOTES TO FINANCIAL STATEMENTS	99
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	115
OTHER INFORMATION	116
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	128
GUGGENHEIM INVESTMENTS PRIVACY POLICIES	132

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

September 30, 2015

Dear Shareholder:

Security Investors, LLC, and Guggenheim Partners Investment Management, LLC (the “Investment Advisers”) are pleased to present the shareholder report for a selection of our Funds (the “Funds”) for the annual fiscal period ended September 30, 2015.

The Investment Advisers are part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Advisers.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Managers’ Commentary for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Donald C. Cacciapaglia
President
October 31, 2015

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

Alpha Opportunity Fund is subject to a number of risks and is not suitable for all investors. ● Investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the fund may lose money. There can be no guarantee the Fund will achieve it investment objective. ● The fund’s use of derivatives such as futures, options and swap agreements may expose the fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● Certain of the derivative instruments, such as swaps and structured notes, are also subject to the risks of counterparty default and adverse tax treatment. ● The more the fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The fund’s use of short selling involves increased risk and costs, including paying more for a security than it received from its sale and the risk of unlimited losses. ● In certain circumstances the fund may be subject to liquidity risk and it may be difficult for the fund to purchase and sell particular investments within a reasonable time at a fair price. ● In certain circumstances, it may be difficult for the fund to purchase and sell particular investments within a reasonable time at a fair price. ● The Fund’s fixed income investments will change in value in response to interest rate changes and other factors. ● In certain circumstances the Fund may be subject to liquidity risk and it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. ● See the prospectus for more information on these and additional risks.

Large Cap Value Fund may not be suitable for all investors. ● An investment in the Fund will fluctuate and is subject to investment risks, which means an investor could lose money. ● The intrinsic value of the underlying stocks may never be realized, or the stock may decline in value. The Fund is subject to risk that large-capitalization stocks may underperform other segments of the equity market or the equity markets as a whole.

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

September 30, 2015

Risk Managed Real Estate Fund may not be suitable for all investors. ● Investments in securities in general are subject to market risks that may cause their prices to fluctuate over time ● Investing involves risk, including the possible loss of principal. ● There are no assurances that any fund will achieve its objective and/or strategy. ● The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s use of derivatives such as futures, options and swap agreements may expose the fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● When market conditions are deemed appropriate, the Fund will leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The Fund’s use of short selling involves increased risk and costs. The Fund risks paying more for a security than it received from its sale. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Investing in sector funds is more volatile than investing in broadly diversified funds, as there is a greater risk due to the concentration of the funds’ holdings in issuers of the same or similar offerings. ● This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund. ● Short selling involves increased risks and costs. You risk paying more for a security than you received from its sale. This strategy may not be suitable for all investors. ● The Fund is subject to active trading risks that may increase volatility and impact its ability to achieve its investment objective. ● You may have a gain or loss when you sell you shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

Small Cap Value Fund may not be suitable for all investors. ● An investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. ● The intrinsic value of the underlying stocks may never be realized, or the stock may decline in value. ● Investing in securities of small-capitalization companies may involve a greater risk of loss and more abrupt fluctuations in market price than investments in larger-capitalization companies.

StylePlus—Large Core Fund may not be suitable for all investors. ● Investments in large capitalization stocks may underperform other segments of the equity market or the equity market as a whole. ● Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing companies. Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down.● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile than if it had not been leveraged. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund may invest in foreign securities which carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). ● The Fund may invest in fixed income securities whose market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● The Fund may invest in bank loans and asset-backed securities, including mortgage backed, which involve special types of risks. ● The Fund may invest in restricted securities which may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

StylePlus—Mid Growth Fund may not be suitable for all investors. ● Investments in mid-sized company securities may present additional risks such as less predictable earnings, higher volatility and less liquidity than larger, more established companies. ● Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing companies. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile than if it had not been leveraged. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund may invest in foreign securities which carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). ● The Fund may invest in fixed income securities whose market value will change in response to interest rate changes and market conditions, among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● The Fund may invest in bank loans and asset-backed securities, including mortgage backed, which involve special types of risks. ● The Fund may invest in restricted securities which may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

World Equity Income Fund may not be suitable for all investors. ●Investments in securities in general are subject to market risks that may cause their prices to fluctuate over time. ●The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets are generally subject to an even greater level of risks). Additionally, the Fund’s exposure to foreign currencies subjects the fund to the risk that those currencies will decline in value relative to the U.S. Dollar. ● The Fund’s investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivatives, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, lack of availability and counterparty risk. ●The Fund’s use of leverage, through instruments such as derivatives, may cause the fund to be more volatile than if it had not been leveraged. ●The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ●The Fund may have significant exposure to securities in a particular capitalization range e.g., large-, mid- or small-cap securities. As a result, the Fund may be subject to the risk that the pre-denominate capitalization range may underperform other segments of the equity market or the equity market as a whole. ● Please read the prospectus for more detailed information regarding these and other risks.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	September 30, 2015

At the end of the period, the underlying U.S. economy continued to maintain its strong footing. A market correction that began in August persisted through the end of the period; September and October are historically difficult times for the stock market, and by extension, risk assets of any kind, including credit.

Markets had been performing solidly for most of the period. Growth mid-year bounced back from a weather-induced slowdown in the first quarter, with GDP increasing 3.9% for the second quarter. The labor and housing markets continued to strengthen, and the drop in gas prices was acting as a tax cut, which was expected to increase consumer spending power going into the holiday season. Even though labor markets are moving toward full employment, questions remain about the viability of sustained economic expansion in the U.S. In particular, there is debate about the net effect of declining energy prices and a stronger dollar. These are both positive for the U.S. consumer, but low oil prices hurt the U.S. energy industry and a strong dollar is challenging for U.S. manufacturers. In addition, oil prices and the strong dollar exert a downward pressure on inflation, and a risk of deflation is a negative for the economy.

At the same time, currency devaluation, particularly in Japan and the euro zone, is putting pressure on countries to devalue to improve export competitiveness. Those countries slow to devalue, like China, are feeling economic pressure at home, driving down asset prices, and increasing deflationary pressures, escalating the risk of financial contagion abroad. China may have to devalue the renminbi further due to continued slowing in the economy. Combined with the tepid expansion in both Europe and Japan, the pressure will be for central banks there to increase easing measures.

The U.S. Federal Reserve (the “Fed”) is hard pressed to justify a rate increase based on its self-prescribed metrics, which include rising inflation and an improved employment situation with clearly rising wages. At best, policymakers can argue that the prospects for wage growth and inflation are improving, but clear evidence is lacking.

A preemptive rate increase seems risky and opens the Fed to potential criticism given the fragility in financial markets and the prospect that rising U.S. rates could further strengthen the dollar and also potentially exacerbate foreign economic turbulence. While prices and wages remain tame, the risk of another asset bubble is increasing. The longer policy remains highly accommodative, the greater the likelihood that asset classes including commercial real estate, equities, or certain categories of bonds could become overvalued.

At period end, the risk of financial contagion remained high, which could result in central banks providing additional liquidity or delaying rate increases. Use of the monetary printing press is a handy tool to prop up asset prices and temporarily spur economic growth, which is the main reason a recession does not appear to be on the horizon for either the G-7 nations or China. It’s also worth noting that there has never been a recession in the post-war period without the Fed first raising interest rates, after which it typically takes several years for a recession to be induced.

For the year ended September 30, 2015, the Standard & Poor’s 500® Index* (“S&P 500®”) returned -0.61%. The Morgan Stanley Capital International (“MSCI”) Europe-Australasia-Far East (“EAFE”) Index* returned -8.66%. The return of the MSCI Emerging Markets Index* was -19.28%.

In the bond market, the Barclays U.S. Aggregate Bond Index* posted a 2.94% return for the period, while the Barclays U.S. Corporate High Yield Index* returned -3.43%. The return of the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.02% for the year.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	September 30, 2015

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar (“USD”)-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS.

Barclays U.S. Corporate High Yield Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below.

FTSE NAREIT Equity REITs Index is one of the FTSE NAREIT US Real Estate Index Series that contains all Equity REITs not designated as Timber REITs or Infrastructure REITs. FTSE NAREIT US Real Estate Index Series is designed to present investors with a comprehensive family of REIT performance indexes that spans the commercial real estate space across the US economy. The index series provides investors with exposure to all investment and property sectors. In addition, the more narrowly focused property sector and sub-sector indexes provide the facility to concentrate commercial real estate exposure in more selected markets. The National Association of Real Estate Investment Trusts (NAREIT) is the trade association for REITs and publicly traded real estate companies with an interest in the US property and investment markets.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

MSCI World Index (Net) is calculated with net dividends reinvested. It is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

Russell 1000® Value Index is a measure of the performance for the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap Growth® Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 3000® Index measures the performance of the largest 3,000 U.S. companies, representing approximately 98% of the investable U.S. equity market.

S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2015 and ending September 30, 2015.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2015	Ending Account Value September 30, 2015	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Alpha Opportunity Fund
A-Class	2.66%	(1.55%)	$ 1,000.00	$ 984.50	$ 13.23
C-Class	3.34%	(1.91%)	1,000.00	980.90	16.59
P-Class[4]	3.13%	(3.77%)	1,000.00	962.30	12.62
Institutional Class	2.91%	(1.42%)	1,000.00	985.80	14.49
Large Cap Value Fund
A-Class	1.17%	(9.17%)	1,000.00	908.30	5.60
C-Class	1.92%	(9.55%)	1,000.00	904.50	9.17
P-Class[4]	1.16%	(10.38%)	1,000.00	896.20	4.52
Institutional Class	0.92%	(9.10%)	1,000.00	909.00	4.40
Risk Managed Real Estate Fund
A-Class	1.53%	(7.03%)	1,000.00	929.70	7.40
C-Class	2.23%	(7.36%)	1,000.00	926.40	10.77
P-Class [4]	1.42%	(3.63%)	1,000.00	963.70	5.73
Institutional Class	1.13%	(6.85%)	1,000.00	931.50	5.47
Small Cap Value Fund
A-Class	1.31%	(11.98%)	1,000.00	880.20	6.17
C-Class	2.06%	(12.39%)	1,000.00	876.10	9.69
P-Class[4]	1.31%	(10.82%)	1,000.00	891.80	5.09
Institutional Class	1.06%	(11.92%)	1,000.00	880.80	5.00
StylePlus—Large Core Fund
A-Class	1.31%	(6.58%)	1,000.00	934.20	6.35
C-Class	2.25%	(6.99%)	1,000.00	930.10	10.89
P-Class[4]	1.38%	(8.69%)	1,000.00	913.10	5.42
Institutional Class	1.27%	(6.58%)	1,000.00	934.20	6.16
StylePlus—Mid Growth Fund
A-Class	1.46%	(9.41%)	1,000.00	905.90	6.98
C-Class	2.28%	(9.77%)	1,000.00	902.30	10.87
P-Class[4]	1.49%	(9.75%)	1,000.00	902.50	5.82
Institutional Class	1.48%	(9.42%)	1,000.00	905.80	7.07
World Equity Income Fund
A-Class	1.48%	(7.09%)	1,000.00	929.10	7.16
C-Class	2.23%	(7.44%)	1,000.00	925.60	10.76
P-Class[4]	1.48%	(8.64%)	1,000.00	913.60	5.82
Institutional Class	1.23%	(6.94%)	1,000.00	930.60	5.95

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2015	Ending Account Value September 30, 2015	Expenses Paid During Period[2]
Table 2. Based on hypothetical 5% return (before expenses)
Alpha Opportunity Fund
A-Class	2.66%	5.00%	$ 1,000.00	$ 1,011.73	$ 13.41
C-Class	3.34%	5.00%	1,000.00	1,008.32	16.82
P-Class[4]	3.13%	5.00%	1,000.00	1,009.38	15.77
Institutional Class	2.91%	5.00%	1,000.00	1,010.48	14.67
Large Cap Value Fund
A-Class	1.17%	5.00%	1,000.00	1,019.20	5.92
C-Class	1.92%	5.00%	1,000.00	1,015.44	9.70
P-Class[4]	1.16%	5.00%	1,000.00	1,019.25	5.87
Institutional Class	0.92%	5.00%	1,000.00	1,020.46	4.66
Risk Managed Real Estate Fund
A-Class	1.53%	5.00%	1,000.00	1,017.40	7.74
C-Class	2.23%	5.00%	1,000.00	1,013.89	11.26
P-Class[4]	1.42%	5.00%	1,000.00	1,017.95	7.18
Institutional Class	1.13%	5.00%	1,000.00	1,019.40	5.72
Small Cap Value Fund
A-Class	1.31%	5.00%	1,000.00	1,018.50	6.63
C-Class	2.06%	5.00%	1,000.00	1,014.74	10.40
P-Class[4]	1.31%	5.00%	1,000.00	1,018.50	6.63
Institutional Class	1.06%	5.00%	1,000.00	1,019.75	5.37
StylePlus—Large Core Fund
A-Class	1.31%	5.00%	1,000.00	1,018.50	6.63
C-Class	2.25%	5.00%	1,000.00	1,013.79	11.36
P-Class[4]	1.38%	5.00%	1,000.00	1,018.15	6.98
Institutional Class	1.27%	5.00%	1,000.00	1,018.70	6.43
StylePlus—Mid Growth Fund
A-Class	1.46%	5.00%	1,000.00	1,017.75	7.38
C-Class	2.28%	5.00%	1,000.00	1,013.64	11.51
P-Class[4]	1.49%	5.00%	1,000.00	1,017.60	7.54
Institutional Class	1.48%	5.00%	1,000.00	1,017.65	7.49
World Equity Income Fund
A-Class	1.48%	5.00%	1,000.00	1,017.65	7.49
C-Class	2.23%	5.00%	1,000.00	1,013.89	11.26
P-Class[4]	1.48%	5.00%	1,000.00	1,017.65	7.49
Institutional Class	1.23%	5.00%	1,000.00	1,018.90	6.23

[1]

This ratio represents annualized net expenses, which may include short dividend and interest expenses. Excluding these expenses, the operating expense ratio for the Alpha Opportunity Fund would be 1.36%, 2.11%, 1.36% and 1.11% and the Risk Managed Real Estate Fund would be 1.30%, 2.05%, 1.30% and 0.99% for the A-Class, C-Class, P-Class and Institutional Class, respectively. Excludes expenses of the underlying funds in which the Funds invest.

[2]

Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period March 31, 2015 to September 30, 2015.
[4]

Since commencement of operations: May 1, 2015. Due to the limited length of Class operations, current expense ratios may not be indicative of future expense ratios. Expenses paid based on actual fund returns are calculated using 150 days from the commencement of operations. Expenses paid based on the hypothetical 5% return are calculated using 183 days.

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2015

Dear Shareholder:

Guggenheim Alpha Opportunity Fund (the “Fund”) is managed by a team of seasoned professionals, including Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities, and Portfolio Manager; Jayson Flowers, Senior Managing Director and Head of Equity and Derivative Strategies, and Portfolio Manager; Samir Sanghani, CFA, Managing Director and Portfolio Manager; and Burak Hurmeydan, Ph.D., Vice President and Portfolio Manager. This team assumed management of the Fund on January 28, 2015, in conjunction with the Fund’s re-opening after being closed to new investors, and a change in its principal investment strategies. In the paragraphs below, the team discusses the performance of the Fund for the period beginning with the change in strategy, through the fiscal year ended September 30, 2015.

The Fund was launched in July 2003 and employed a multi-manager approach to long/short equity investing. In 2008, the Fund was closed to new investors due to collateral positions held at Lehman Brothers that were frozen in response to the firm’s bankruptcy. Despite being closed, the Fund continued to be managed for current investors. Over the years, the underlying investment strategies have evolved and portfolio management teams have changed, but in general, the Fund maintained a high beta to U.S. large-cap equities while using both long and short positions. Before the investment strategy transition in January 2015, the Funds were most recently managed by Mike Byrum, CFA, and Ryan Harder, CFA, and invested in the team’s momentum-based long/short equity strategy and S&P 500 futures. In the paragraphs below, the team discusses Fund performance for the period beginning October 1, 2014, through the implementation of the new strategy on January 28, 2015.

For the one year period ended September 30, 2015, the Guggenheim Alpha Opportunity Fund returned 2.13%1, compared with the -0.61% return of its benchmark, the S&P 500 Index. The Fund’s secondary benchmark, which was added during the period, is the Morningstar Long/Short Equity Category Average. Its return for the 12 months was -2.29%.

Previous Strategy Performance Review

For the nearly four-month period of October 1, 2014, through January 27, 2015, the Fund returned 6.80%, compared with 3.25% for the S&P 500 Index. For the period, the principal investment strategy allocated 75% of the Fund’s assets to a Domestic Long/Short strategy and 25% to an Indexed strategy. Both sleeves contributed to performance for the period.

The Fund’s Domestic Long/Short strategy had an equity beta of roughly 60%, making equity beta the largest contributor to Fund performance within the Domestic Long/Short strategy.

As for strategy factors, a long bias to Relative Strength and a short bias to Price Volatility contributed to performance. Net long positions to Trading Activity and Large Capitalization factors detracted from performance.

By industry, net long positions to Drug companies and Airlines contributed to performance. A net short position in Retail Hard Goods companies and a net long position in Oil Refining & Sales companies detracted.

Stock-specific risk contributed to performance. Both the long positions held within the Domestic Long/Short Strategy and the short positions contributed positively to performance. The long/short strategy was, on average, long 86% of strategy assets over the period, while being short 29%.

The Indexed strategy was implemented with derivatives, S&P 500 futures, which resulted in an aggregate Fund beta of approximately 70%. For the period, the Fund’s Indexed strategy contributed to performance, as did the derivatives.

Current Strategy Performance Review

For the eight-month period of January 28, 2015, through September 30, 2015, the Fund returned -4.42%, compared with -2.70% for the S&P 500 Index. The Morningstar Long/Short Equity Category Average returned -2.48% for the same period.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

MANAGERS’ COMMENTARY (Unaudited)(concluded)	September 30, 2015

For the period, the Fund was managed as a single opportunistic long/short strategy, which employs forward-looking, fundamental analysis to measure the market’s expected return for each stock in the universe. Quantitative techniques are then applied to evaluate market- and company-specific risk factors embedded in each stock and to assess which specific risk factors (such as size, growth, or sectors) are being overvalued or undervalued by the market. Finally, a portfolio is constructed within guidelines that is long the stocks that give the portfolio both the broad risk characteristics and company-specific risks that are perceived to be undervalued and is short stocks for which those characteristics are perceived to be overpriced.

The Fund will ordinarily hold simultaneous long and short positions in equity securities or securities markets that provide exposure up to a level equal to 150% of the Fund’s net assets for both the long and short positions. The Fund intends to maintain a low overall net exposure (the difference between the notional value of long positions and the notional value of short positions), typically varying between 50% net long and 30% net short, in order to maintain low correlation to traditional equity markets and lower-than-market volatility, and seek to provide consistent absolute return. The overall net exposure will change as market opportunities change, and may, based on the Fund’s view of current market conditions, be outside this range.

On average during the period, the Fund held about 114% of assets in long securities, and 85.3% short–for an average net-dollar exposure of 28.7%. Because the longs were more defensive in nature than the shorts, the net beta (sensitivity to broad market moves) averaged closer to the 0.20 range. That slight net-long exposure detracted from return, just from the market moving lower. The long positions averaged a return of -6.0%, compared to the Russell 3000 Index return of -6.9%. Short positions returned -4.1% on a stand-alone basis. While the shorts thus gave the Fund a positive contribution and hedged market risk a bit, the stock selection on the short side fell short of the Fund’s target to add “alpha,” as the names declined less than the broader market.

The Fund has been favoring large caps as its valuation models show that the traditional small cap risk premium has eroded in the last couple of years, as small caps have outperformed for well over a decade and in excess to their underlying fundamentals. Small caps are definitively riskier than large caps and therefore should trade at a higher risk premium—and the Fund’s estimate that the risk premium has flipped towards large caps is a fairly rare occurrence. The Fund’s large-cap-size bias contributed slightly to return.

The Fund’s financial fundamental tilts did not perform well. It had been biased towards companies trading at lower valuations, and avoiding or short high-momentum names trading at very high valuations (or with little to no earnings—as is common in some emerging growth sectors). The Fund has also shorted companies that are aggressively growing their assets through capex spend and acquisitions. Over the long haul, expensive and heavy spending companies tend to disappoint investors, and the Fund’s current estimate of negative risk premiums in those groups indicates that investors are perhaps too enthusiastic there.

The Fund’s sector exposures slightly hurt the Fund over the period that the Fund was managed according to the new strategy. The long portfolio has been decidedly defensive, while short sectors have been more cyclical. However, gains from being short the materials sector were more than offset by long utility names, which underperformed the market and its expected defensive behavior.

Derivatives in the Fund are used only to take an equity long or short position above 100% of NAV (that is, to increase leverage). Long-side average exposure was 114% for the period. Since the Fund’s return was negative, the derivative (swap) detracted from performance.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2015

ALPHA OPPORTUNITY FUND

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	July 7, 2003
C-Class	July 7, 2003
P-Class	May 1, 2015
Institutional Class	November 7, 2008

Ten Largest Holdings (% of Total Net Assets)
2U, Inc.	1.2%
JM Smucker Co.	1.1%
Gilead Sciences, Inc.	1.0%
Viacom, Inc. — Class B	1.0%
Apple, Inc.	1.0%
International Business Machines Corp.	0.9%
Verizon Communications, Inc.	0.9%
Questar Corp.	0.8%
Biogen, Inc.	0.8%
Duke Energy Corp.	0.8%
Top Ten Total	9.5%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2015

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2015

	1 Year	5 Year	10 Year
A-Class Shares	2.13%	13.63%	8.38%
A-Class Shares with sales charge†	-2.72%	12.30%	7.74%
C-Class Shares	1.38%	12.78%	7.54%
C-Class Shares with CDSC§	0.38%	12.78%	7.54%
S&P 500 Index	-0.61%	13.34%	6.80%
Morningstar Long/Short Equity Category Average	-2.29%	5.25%	4.86%
			Since Inception (05/01/15)
P-Class Shares			-3.77%
S&P 500 Index			-8.07%
Morningstar Long/Short Equity Category Average			-5.42%
	1 Year	5 Year	Since Inception (11/07/08)
Institutional Class Shares	2.41%	14.06%	14.69%
S&P 500 Index	-0.61%	13.34%	13.51%
Morningstar Long/Short Equity Category Average	-2.29%	5.25%	6.52%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and Morningstar Long/Short Equity Category Average are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graph is based on A-Class shares only; performance for C-Class, P-Class and Institutional Class will vary due to differences in fee structures.

†

Effective February 22, 2011, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the 5 Year and 10 Year average annual returns (based on subscriptions made prior to February 22, 2011), and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after February 22, 2011.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	September 30, 2015
ALPHA OPPORTUNITY FUND

	Shares	Value

COMMON STOCKS† - 76.7%

Consumer, Non-cyclical - 27.3%
JM Smucker Co.	6,318	$720,821
Gilead Sciences, Inc.[4]	6,492	637,449
Biogen, Inc.*,4	1,777	518,546
Amsurg Corp. — Class A*,4	6,256	486,154
McKesson Corp.[4]	2,627	486,074
Express Scripts Holding Co.*	5,976	483,817
UnitedHealth Group, Inc.[4]	4,110	476,801
Charles River Laboratories International, Inc.*,4	7,138	453,406
Estee Lauder Companies, Inc. — Class A4	5,594	451,324
Amgen, Inc.[4]	3,232	447,050
Ingredion, Inc.[4]	5,063	442,051
Quest Diagnostics, Inc.[4]	7,053	433,548
HCA Holdings, Inc.*,4	5,389	416,893
United Therapeutics Corp.*,4	3,073	403,301
Tyson Foods, Inc. — Class A4	9,292	400,485
Hormel Foods Corp.[4]	5,674	359,221
PepsiCo, Inc.[4]	3,776	356,077
Mead Johnson Nutrition Co. — Class A	5,015	353,056
Flowers Foods, Inc.[4]	13,502	334,039
Molina Healthcare, Inc.*	4,781	329,172
Dr Pepper Snapple Group, Inc.[4]	3,983	314,856
Clorox Co.[4]	2,693	311,122
United Natural Foods, Inc.*,4	6,364	308,718
Cardinal Health, Inc.[4]	3,906	300,059
St. Jude Medical, Inc.	4,748	299,551
Pfizer, Inc.[4]	9,222	289,663
Dean Foods Co.	17,337	286,407
Intra-Cellular Therapies, Inc.*	6,957	278,558
Quanta Services, Inc.*	11,285	273,210
Owens & Minor, Inc.	8,523	272,225
WellCare Health Plans, Inc.*	3,059	263,624
MEDNAX, Inc.*	3,157	242,426
Universal Corp.	4,852	240,514
B&G Foods, Inc.	6,455	235,285
Prestige Brands Holdings, Inc.*	5,003	225,936
Coca-Cola Co.[4]	5,514	221,222
Enanta Pharmaceuticals, Inc.*	6,099	220,418
Church & Dwight Company, Inc.[4]	2,591	217,385
ResMed, Inc.[4]	4,173	212,656
Henry Schein, Inc.*	1,548	205,450
Philip Morris International, Inc.	2,512	199,277
Danaher Corp.	2,310	196,835
McCormick & Company, Inc.[4]	2,352	193,287
Magellan Health, Inc.*	3,486	193,229
TrueBlue, Inc.*	8,567	192,500
Deluxe Corp.	3,436	191,523
Varian Medical Systems, Inc.*	2,533	186,885
Johnson & Johnson	1,972	184,086
Moody’s Corp.	1,809	177,644
WhiteWave Foods Co. — Class A*	4,381	175,897
Whole Foods Market, Inc.[4]	5,532	175,088
WEX, Inc.*	2,004	174,027
Laboratory Corporation of America Holdings*	1,580	171,382
Universal Health Services, Inc. — Class B4	1,342	167,495
Hain Celestial Group, Inc.*	3,044	157,070
Kellogg Co.[4]	2,003	133,300
Boulder Brands, Inc.*,4	11,347	92,932
Paylocity Holding Corp.*	1,202	36,048
Total Consumer, Non-cyclical		17,207,075

Industrial - 12.8%
AECOM*,4	17,111	470,724
Boeing Co.[4]	2,762	361,684
Triumph Group, Inc.[4]	8,302	349,348
Dover Corp.	5,316	303,969
Roper Technologies, Inc.	1,736	272,031
Parker-Hannifin Corp.[4]	2,673	260,083
Republic Services, Inc. — Class A4	6,230	256,676
Waters Corp.*	2,120	250,605
Pentair plc	4,885	249,330
Gentex Corp.	15,955	247,303
Rockwell Automation, Inc.	2,433	246,877
United Technologies Corp.[4]	2,754	245,078
Nordson Corp.	3,833	241,249
Stanley Black & Decker, Inc.[4]	2,485	240,995
Xylem, Inc.	7,126	234,089
Crane Co.[4]	5,020	233,982
Vishay Intertechnology, Inc.	23,993	232,492
Jacobs Engineering Group, Inc.*,4	6,149	230,157
Emerson Electric Co.[4]	5,197	229,551
Ingersoll-Rand plc	4,474	227,145
EnerSys	4,195	224,768
3M Co.	1,523	215,916
United Parcel Service, Inc. — Class B	2,156	212,776
Union Pacific Corp.	2,349	207,675
Huntington Ingalls Industries, Inc.[4]	1,925	206,264
CH Robinson Worldwide, Inc.[4]	3,004	203,611
Waste Connections, Inc.	4,067	197,575
Raytheon Co.[4]	1,797	196,340
AO Smith Corp.	2,983	194,462
TASER International, Inc.*	8,315	183,138
Barnes Group, Inc.[4]	4,894	176,429
Timken Co.[4]	6,129	168,486
Atlas Air Worldwide Holdings, Inc.*	4,610	159,322
Agilent Technologies, Inc.[4]	3,467	119,022
Total Industrial		8,049,152

Utilities - 9.1%
Questar Corp.	27,577	535,269
Duke Energy Corp.	7,045	506,817
NextEra Energy, Inc.[4]	4,886	476,629
UGI Corp.[4]	13,612	473,970
Consolidated Edison, Inc.	6,751	451,304
NRG Energy, Inc.	26,721	396,807
CMS Energy Corp.[4]	10,686	377,430

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (continued)	September 30, 2015
ALPHA OPPORTUNITY FUND

	Shares	Value

Southwest Gas Corp.	6,427	$374,823
ONE Gas, Inc.	8,025	363,773
Vectren Corp.[4]	8,326	349,775
American Electric Power Company, Inc.[4]	5,188	294,990
DTE Energy Co.[4]	3,548	285,153
Edison International	4,120	259,848
Southern Co.	4,633	207,095
Xcel Energy, Inc.	5,612	198,721
Aqua America, Inc.[4]	7,240	191,643
Total Utilities		5,744,047

Technology - 8.0%
2U, Inc.*	21,510	772,209
Apple, Inc.[4]	5,482	604,664
International Business Machines Corp.	4,107	595,392
Micron Technology, Inc.*	30,584	458,148
Dun & Bradstreet Corp.	2,867	301,035
Paycom Software, Inc.*	7,823	280,924
Tessera Technologies, Inc.	6,816	220,906
Synaptics, Inc.*	2,657	219,096
Take-Two Interactive Software, Inc.*	7,163	205,793
SanDisk Corp.[4]	3,690	200,478
Cirrus Logic, Inc.*	6,358	200,341
Convergys Corp.	8,349	192,945
Oracle Corp.[4]	5,124	185,079
Skyworks Solutions, Inc.	2,138	180,041
CACI International, Inc. — Class A*,4	2,412	178,416
Hewlett-Packard Co.[4]	6,816	174,558
Icad, Inc.*,4	29,174	99,192
Total Technology		5,069,217

Consumer, Cyclical - 7.3%
Wal-Mart Stores, Inc.[4]	7,779	504,390
Walgreens Boots Alliance, Inc.	5,849	486,052
JetBlue Airways Corp.*	14,161	364,929
Delta Air Lines, Inc.	7,531	337,916
Sportsman’s Warehouse Holdings, Inc.*	26,444	325,790
Harman International Industries, Inc.	3,125	299,969
CVS Health Corp.[4]	2,959	285,484
NVR, Inc.*	172	262,338
Kohl’s Corp.[4]	5,026	232,754
TiVo, Inc.*	24,641	213,391
Wyndham Worldwide Corp.	2,905	208,870
Macy’s, Inc.	3,879	199,070
Starbucks Corp.	3,383	192,290
Delphi Automotive plc	2,497	189,872
Dana Holding Corp.[4]	11,053	175,522
PACCAR, Inc.	3,171	165,431
Wolverine World Wide, Inc.	7,229	156,436
Total Consumer, Cyclical		4,600,504

Financial - 6.7%
Citigroup, Inc.[4]	9,129	452,890
Lincoln National Corp.	8,274	392,684
MetLife, Inc.	7,302	344,289
Prudential Financial, Inc.	4,263	324,883
Regions Financial Corp.[4]	31,071	279,950
Ameriprise Financial, Inc.[4]	2,562	279,591
Capital One Financial Corp.	3,727	270,282
Reinsurance Group of America, Inc. — Class A	2,893	262,077
CNO Financial Group, Inc.	12,617	237,326
Hancock Holding Co.	8,351	225,895
Aflac, Inc.[4]	3,839	223,161
Principal Financial Group, Inc.	4,064	192,390
Interactive Brokers Group, Inc. — Class A	4,813	189,969
First Horizon National Corp.	13,130	186,183
East West Bancorp, Inc.	4,734	181,880
Fifth Third Bancorp	9,524	180,099
Total Financial		4,223,549

Communications - 4.7%
Viacom, Inc. — Class B4	14,273	615,880
Verizon Communications, Inc.[4]	13,450	585,210
Scripps Networks Interactive, Inc. — Class A4	5,507	270,889
Comcast Corp. — Class A4	4,632	263,468
AMC Networks, Inc. — Class A*,4	3,482	254,778
Walt Disney Co.	2,458	251,208
InterDigital, Inc.	3,846	194,608
Expedia, Inc.	1,611	189,582
Interpublic Group of Companies, Inc.	9,692	185,408
Polycom, Inc.*,4	17,568	184,113
Total Communications		2,995,144

Energy - 0.8%
Chevron Corp.[4]	3,642	287,281
Exxon Mobil Corp.	2,542	188,998
Total Energy		476,279

Total Common Stocks
(Cost $51,195,303)		48,364,967

SHORT TERM INVESTMENTS† - 12.3%
Goldman Sachs Financial Square Treasury Instruments Fund 0.00%[1]	7,751,553	7,751,553
Total Short Term Investments
(Cost $7,751,553)		7,751,553

Total Investments - 89.0%
(Cost $58,946,856)		56,116,520

COMMON STOCKS SOLD SHORT† - (21.7)%
Utilities - (0.3)%
SCANA Corp.	3,578	(201,298)

Consumer, Non-cyclical - (0.8)%
Insperity, Inc.	940	(41,294)
Campbell Soup Co.	1,863	(94,417)
Mondelez International, Inc. — Class A	2,260	(94,626)

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2015
ALPHA OPPORTUNITY FUND

	Shares	Value

Hershey Co.	1,036	$(95,188)
ABIOMED, Inc.*	1,924	(178,470)
Total Consumer, Non-cyclical		(503,995)

Industrial - (1.3)%
FARO Technologies, Inc.*	6,458	(226,030)
Louisiana-Pacific Corp.*	37,638	(535,965)
Total Industrial		(761,995)

Technology - (1.5)%
Benefitfocus, Inc.*	568	(17,750)
RealPage, Inc.*	2,223	(36,946)
HubSpot, Inc.*	981	(45,489)
Workday, Inc. — Class A*	666	(45,861)
Pegasystems, Inc.	2,023	(49,786)
Callidus Software, Inc.*	4,303	(73,108)
Cornerstone OnDemand, Inc.*	2,280	(75,240)
Cvent, Inc.*	2,283	(76,846)
Demandware, Inc.*	1,542	(79,691)
Electronics for Imaging, Inc.*	4,258	(184,286)
Ultimate Software Group, Inc.*	1,528	(273,527)
Total Technology		(958,530)

Communications - (2.1)%
Marketo, Inc.*	2,173	(61,757)
Zendesk, Inc.*	3,605	(71,055)
Infoblox, Inc.*	4,471	(71,447)
Yahoo!, Inc.*	7,184	(207,689)
ViaSat, Inc.*	4,257	(273,683)
Facebook, Inc. — Class A*	3,479	(312,762)
Amazon.com, Inc.*	633	(324,026)
Total Communications		(1,322,419)

Basic Materials - (4.5)%
Allegheny Technologies, Inc.	9,991	(141,672)
HB Fuller Co.	5,234	(177,642)
Worthington Industries, Inc.	7,620	(201,777)
Commercial Metals Co.	15,971	(216,407)
Valspar Corp.	3,021	(217,150)
Carpenter Technology Corp.	8,419	(250,634)
Compass Minerals International, Inc.	3,333	(261,207)
Sensient Technologies Corp.	4,920	(301,596)
Praxair, Inc.	3,099	(315,664)
Ecolab, Inc.	3,112	(341,449)
Royal Gold, Inc.	8,764	(411,733)
Total Basic Materials		(2,836,931)

Consumer, Cyclical - (5.4)%
Big 5 Sporting Goods Corp.	2,893	(30,029)
Hibbett Sports, Inc.*	1,363	(47,719)
Party City Holdco, Inc.*	3,015	(48,149)
Ulta Salon Cosmetics & Fragrance, Inc.*	298	(48,678)
Dick’s Sporting Goods, Inc.	1,016	(50,404)
Tractor Supply Co.	605	(51,014)
American Eagle Outfitters, Inc.	11,164	(174,493)
Mattel, Inc.	8,363	(176,125)
KB Home	13,185	(178,657)
Nordstrom, Inc.	2,541	(182,215)
Papa John’s International, Inc.	2,749	(188,252)
Popeyes Louisiana Kitchen, Inc.*	3,372	(190,046)
Texas Roadhouse, Inc. — Class A	5,162	(192,026)
Lennar Corp. — Class A	4,198	(202,050)
LKQ Corp.*	7,313	(207,397)
Domino’s Pizza, Inc.	2,031	(219,165)
Lithia Motors, Inc. — Class A	2,157	(233,193)
Cabela’s, Inc.*	5,377	(245,191)
Buffalo Wild Wings, Inc.*	1,281	(247,784)
Signet Jewelers Ltd.	3,567	(485,576)
Total Consumer, Cyclical		(3,398,163)

Financial - (5.8)%
WageWorks, Inc.*	1,238	(55,809)
Brown & Brown, Inc.	6,095	(188,762)
Kemper Corp.	5,414	(191,493)
T. Rowe Price Group, Inc.	2,977	(206,902)
SVB Financial Group*	2,021	(233,506)
Public Storage REIT	1,107	(234,274)
Cousins Properties, Inc.	26,148	(241,085)
Camden Property Trust	3,326	(245,791)
Federal Realty Investment Trust	1,990	(271,536)
Arthur J Gallagher & Co.	6,628	(273,604)
Valley National Bancorp	28,777	(283,166)
Morgan Stanley	9,091	(286,367)
Nasdaq, Inc.	5,549	(295,928)
Old Republic International Corp.	19,072	(298,286)
Assurant, Inc.	4,625	(365,421)
Total Financial		(3,671,930)
Total Common Stocks Sold Short
(Proceeds $14,664,350)		(13,655,261)

EXCHANGE-TRADED FUNDS SOLD SHORT† - (0.4)%
SPDR S&P Biotech ETF	4,143	(257,902)
Total Exchange-Traded Funds Sold Short
(Proceeds $319,046)		(257,902)

CLOSED-END FUNDS SOLD SHORT† - (0.2)%
Herzfeld Caribbean Basin Fund, Inc.	(18,290)	(128,213)
Total Closed-End Funds Sold Short
(Proceeds $196,758)		(128,213)
Total Securities Sold Short- (22.3)%
(Proceeds $15,180,154)		$(14,041,376)
Other Assets & Liabilities, net - 33.3%		21,049,826
Total Net Assets - 100.0%		$63,124,970

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (continued)	September 30, 2015
ALPHA OPPORTUNITY FUND

Unrealized Gain (Loss)

OTC TOTAL RETURN SWAP AGREEMENTS††
Morgan Stanley February 2016 Alpha Opportunity Short Custom Basket Swap, Terminating 02/03/16[2] (Notional Value $27,367,239)	$969,645
Morgan Stanley February 2016 Alpha Opportunity Long Custom Basket Swap, Terminating 02/03/16[3] (Notional Value $25,531,279)	$(1,054,855)

	Shares

CUSTOM BASKET OF LONG SECURITIES[3]
Atlantic Tele-Network, Inc.	7,093	43,605
Altria Group, Inc.	3,906	10,541
Northrop Grumman Corp.	1,261	7,549
Waste Management, Inc.	3,781	4,351
General Mills, Inc.	5,772	(2,495)
Kroger Co.	5,281	(4,239)
EMCOR Group, Inc.	4,194	(8,500)
DENTSPLY International, Inc.	6,531	(13,464)
Public Service Enterprise Group, Inc.	13,749	(15,233)
Computer Sciences Corp.	3,024	(20,857)
AmerisourceBergen Corp. — Class A	1,688	(22,470)
Cisco Systems, Inc.	15,762	(25,433)
Buckle, Inc.	4,511	(28,629)
Allstate Corp.	3,383	(29,009)
Time, Inc.	9,299	(32,481)
CenterPoint Energy, Inc.	13,326	(32,982)
JPMorgan Chase & Co.	10,103	(40,947)
FedEx Corp.	1,262	(42,215)
Procter & Gamble Co.	9,148	(44,236)
Textron, Inc.	6,036	(47,645)
Agilent Technologies, Inc.	10,748	(47,821)
Moog, Inc. — Class A*	3,010	(47,860)
Corning, Inc.	15,977	(48,673)
L-3 Communications Holdings, Inc.	4,425	(52,678)
Xerox Corp.	30,006	(52,938)
Eaton Corporation plc	4,024	(58,760)
ADT Corp.	7,770	(59,519)
Entergy Corp.	9,343	(76,830)
Regal Beloit Corp.	3,697	(88,661)
Archer-Daniels-Midland Co.	21,095	(193,895)
Total Long Swap holdings		(1,072,425)

CUSTOM BASKET OF SHORT SECURITIES[2]
United States Steel Corp.	(19,418)	106,983
CF Industries Holdings, Inc.	(6,970)	83,646
Wynn Resorts Ltd.	(3,241)	79,112
Sherwin-Williams Co.	(1,056)	62,530
Air Products & Chemicals, Inc.	(3,706)	60,834
Airgas, Inc.	(3,756)	57,073
Men’s Wearhouse, Inc.	(3,844)	53,887
PPG Industries, Inc.	(1,983)	53,784
Eagle Materials, Inc.	(4,023)	52,497
Starwood Hotels & Resorts Worldwide, Inc.	(2,868)	51,241
Finish Line, Inc. — Class A	(7,115)	51,062
SunTrust Banks, Inc.	(11,175)	50,053
Kindred Healthcare, Inc.	(9,181)	44,040
Clearwater Paper Corp.*	(5,559)	42,851
Cree, Inc.*	(14,564)	35,516
Potlatch Corp.	(7,530)	34,790
ExamWorks Group, Inc.*	(5,290)	33,331
PulteGroup, Inc.	(23,405)	32,276
Bemis Company, Inc.	(4,406)	31,930
IPG Photonics Corp.*	(3,299)	29,489
American Tower REIT Corp. — Class A	(3,847)	27,998
Goldman Sachs Group, Inc.	(1,806)	24,972
International Flavors & Fragrances, Inc.	(1,696)	24,337
Kulicke & Soffa Industries, Inc.*	(18,372)	22,138
Crown Castle International REIT Corp.	(4,609)	21,959
Leucadia National Corp.	(16,222)	20,727
First Solar, Inc.*	(3,955)	18,474
Sotheby’s	(5,366)	16,649
Anixter International, Inc.*	(5,159)	16,400
Martin Marietta Materials, Inc.	(2,769)	15,998
MDC Holdings, Inc.	(6,611)	14,797
Crocs, Inc.*	(13,506)	14,146
Bank of America Corp.	(19,655)	13,998
Ashland, Inc.	(3,060)	13,791
Mohawk Industries, Inc.*	(967)	12,523
Vulcan Materials Co.	(4,481)	12,224
Headwaters, Inc.*	(9,515)	11,925
American International Group, Inc.	(3,142)	10,605
Garmin Ltd.	(4,978)	10,572
Aon plc	(2,025)	9,760
National Instruments Corp.	(9,253)	7,424
Marsh & McLennan Companies, Inc.	(3,488)	6,647
Tempur Sealy International, Inc.*	(2,595)	5,971
MasterCard, Inc. — Class A	(2,025)	5,838
FirstEnergy Corp.	(5,880)	5,595
U.S. Bancorp	(4,461)	5,417
Visa, Inc. — Class A	(2,623)	5,381
Signature Bank*	(1,415)	5,370
Brunswick Corp.	(3,840)	4,621
Western Digital Corp.	(2,326)	3,296
HCP REIT, Inc.	(6,118)	2,980
Loews Corp.	(18,272)	2,918
Sempra Energy	(2,770)	2,684
Kilroy Realty Corp.	(3,903)	1,960
Chipotle Mexican Grill, Inc. — Class A*	(259)	1,842
Ventas REIT, Inc.	(3,941)	1,467
KBR, Inc.	(11,209)	1,464
Cognizant Technology Solutions Corp. — Class A*	(2,990)	1,290

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2015
ALPHA OPPORTUNITY FUND

	Shares	Unrealized Gain (Loss)

American Airlines Group, Inc.	(4,828)	$1,263
Essex Property Trust REIT, Inc.	(1,381)	1,231
Dominion Resources, Inc.	(2,678)	758
General Growth Properties REIT, Inc.	(13,889)	753
Royal Caribbean Cruises Ltd.	(4,220)	692
Darden Restaurants, Inc.	(2,750)	579
Acadia Realty Trust	(7,173)	247
CME Group, Inc. — Class A	(4,539)	(286)
Carnival Corp.	(3,796)	(440)
Simon Property Group REIT, Inc.	(1,203)	(710)
Xilinx, Inc.	(5,902)	(1,034)
Bank of the Ozarks, Inc.	(4,494)	(1,169)
Equity One, Inc.	(7,911)	(1,926)
ProAssurance Corp.	(3,892)	(2,100)
Post Properties, Inc.	(3,384)	(3,037)
Plum Creek Timber Company REIT, Inc.	(5,238)	(3,363)
People’s United Financial, Inc.	(14,604)	(3,748)
Tanger Factory Outlet Centers, Inc.	(5,898)	(4,321)
National Retail Properties, Inc.	(5,363)	(4,928)
Realty Income REIT Corp.	(4,132)	(5,883)
Kimco Realty REIT Corp.	(8,027)	(6,282)
Regency Centers Corp.	(3,175)	(6,832)
Intercontinental Exchange, Inc.	(1,539)	(7,481)
Kate Spade & Co.*	(10,221)	(8,585)
Adobe Systems, Inc.*	(2,402)	(9,008)
Balchem Corp.	(3,386)	(9,416)
Welltower REIT, Inc.	(3,188)	(9,910)
SL Green Realty REIT Corp.	(4,209)	(9,940)
ProLogis REIT, Inc.	(15,214)	(10,105)
Healthcare Realty Trust, Inc.	(8,143)	(11,903)
UDR, Inc.	(5,871)	(12,560)
General Motors Co.	(9,693)	(13,516)
Panera Bread Co. — Class A*	(1,051)	(14,298)
CBOE Holdings, Inc.	(3,586)	(14,459)
Advance Auto Parts, Inc.	(1,078)	(16,193)
Greif, Inc. — Class A	(6,549)	(20,604)
Itron, Inc.*	(9,663)	(23,094)
Motorola Solutions, Inc.	(7,893)	(35,201)
Stillwater Mining Co.*	(31,039)	(40,791)
Under Armour, Inc. — Class A*	(2,712)	(50,104)
Con-way, Inc.	(60,100)	(77,267)
Total Short Swap holdings		1,018,111

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Rate indicated is the 7 day yield as of September 30, 2015.
[2]	Total Return is based on the return of the custom basket of short securities +/- financing at a variable rate.
[3]	Total Return is based on the return of the custom basket of long securities +/ - financing at a variable rate.
[4]	All or portion of this security is pledged as short security collateral at September 30, 2015.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

ALPHA OPPORTUNITY FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2015

Assets:
Investments, at value (cost $58,946,856)	$56,116,520
Segregated cash with broker	20,967,854
Unrealized appreciation on swap agreements	969,645
Prepaid expenses	36,828
Cash	3,578
Receivables:
Securities sold	1,293,087
Fund shares sold	82,344
Dividends	42,271
Total assets	79,512,127

Liabilities:
Securities sold short, at value (proceeds $15,180,154)	14,041,376
Unrealized depreciation on swap agreements	1,054,855
Payable for:
Securities purchased	844,141
Swap settlement	302,288
Management fees	73,071
Fund shares redeemed	29,290
Fund accounting/administration fees	5,211
Transfer agent/maintenance fees	4,090
Distribution and service fees	3,340
Trustees’ fees*	83
Miscellaneous	29,412
Total liabilities	16,387,157
Net assets	$63,124,970

Net assets consist of:
Paid in capital	$68,727,609
Undistributed net investment income	85,210
Accumulated net realized loss on investments	(3,911,081)
Net unrealized depreciation on investments	(1,776,768)
Net assets	$63,124,970

A-Class:
Net assets	$11,484,786
Capital shares outstanding	624,504
Net asset value per share	$18.39
Maximum offering price per share (Net asset value divided by 95.25%)	$19.31

C-Class:
Net assets	$1,202,945
Capital shares outstanding	73,041
Net asset value per share	$16.47

P-Class:
Net assets	$133,624
Capital shares outstanding	7,266
Net asset value per share	$18.39

Institutional Class:
Net assets	$50,303,615
Capital shares outstanding	1,955,080
Net asset value per share	$25.73

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ALPHA OPPORTUNITY FUND

STATEMENT OF OPERATIONS
Year Ended September 30, 2015

Investment Income:
Dividends (net of foreign withholding tax of $78)	$358,249
Interest	62
Total investment income	358,311

Expenses:
Management fees	379,313
Transfer agent/maintenance fees:
A-Class	20,312
C-Class	3,568
P-Class**	123
Institutional Class	6,749
Distribution and service fees:
A-Class	23,579
C-Class	11,319
P-Class**	44
Fund accounting/administration fees	30,852
Short sales dividend expense	212,342
Legal fees	70,872
Prime broker interest expense	61,592
Custodian fees	26,533
Trustees’ fees*	1,630
Tax expense	1
Miscellaneous	93,144
Total expenses	941,973
Less:
Expenses waived by Adviser	(68,666)
Net expenses	873,307
Net investment loss	(514,996)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(1,016,731)
Swap agreements	(492,841)
Futures contracts	56,088
Securities sold short	2,119,551
Net realized gain	666,067
Net change in unrealized appreciation (depreciation) on:
Investments	(2,830,339)
Securities sold short	1,138,779
Swap agreements	44,992
Futures contracts	32,652
Net change in unrealized appreciation (depreciation)	(1,613,916)
Net realized and unrealized loss	(947,849)
Net decrease in net assets resulting from operations	$(1,462,845)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
**	Since commencement of operations: May 1, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

ALPHA OPPORTUNITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2015	Year Ended September 30, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(514,996)	$(88,149)
Net realized gain on investments	666,067	4,542,329
Net change in unrealized appreciation (depreciation) on investments	(1,613,916)	(3,297,136)
Net increase (decrease) in net assets resulting from operations	(1,462,845)	1,157,044

Distributions to shareholders from:
Net investment income
A-Class	(1,982)	—
C-Class	(278)	—
Institutional Class	(297)	—
Total distributions to shareholders	(2,557)	—

Capital share transactions:
Proceeds from sale of shares
A-Class	5,408,836	2,752,898 **
B-Class	235	—
C-Class	265,649	—
P-Class*	139,796	—
Institutional Class	50,445,467	—
Distributions reinvested
A-Class	1,956	—
C-Class	273	—
Institutional Class	297	—
Cost of shares redeemed
A-Class	(2,010,069)	(3,326,323)
B-Class	(93)	(628,571)
C-Class	(182,978)	(203,390)
P-Class*	(4,920)	—
Institutional Class	(225,328)	(270,604)
Net increase (decrease) from capital share transactions	53,839,121	(1,675,990)
Net increase (decrease) in net assets	52,373,719	(518,946)

Net assets:
Beginning of year	10,751,251	11,270,197
End of year	$63,124,970	$10,751,251
Undistributed net investment income at end of year	$85,210	$—

*	Since commencement of operations: May 1, 2015.
**	Represents conversion of B-Class to A-Class shares and purchase of 119,923 shares by the Adviser for $2,185,000.

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ALPHA OPPORTUNITY FUND

STATEMENT OF ASSETS AND LIABILITIES (concluded)

	Year Ended September 30, 2015	Year Ended September 30, 2014
Capital share activity:
Shares sold
A-Class	288,180	151,642
C-Class	15,608	—
P-Class*	7,535	—
Institutional Class	1,897,857	—
Shares issued from reinvestment of distributions
A-Class	103	—
C-Class	16	—
Institutional Class	11	—
Shares redeemed
A-Class	(107,421)	(185,854)
B-Class	—	(39,060)
C-Class	(11,312)	(13,056)
P-Class*	(269)	—
Institutional Class	(8,239)	(11,612)
Net increase (decrease) in shares	2,082,069	(97,940)

*	Since commencement of operations: May 1, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

ALPHA OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011
Per Share Data
Net asset value, beginning of period	$18.01	$16.22	$13.33	$9.82	$9.70
Income (loss) from investment operations:
Net investment income (loss)[a]	(.35)	(.13)	.03	(—)[b]	(.04)
Net gain (loss) on investments (realized and unrealized)	.73	1.92	2.86	3.48	.16
Net increase from payments by affiliates	—	—	—	.03 [c]	—
Total from investment operations	.38	1.79	2.89	3.51	.12
Less distributions from:
Net investment income	(—)[e]	—	—	—	—
Total distributions	(—)[e]	—	—	—	—
Net asset value, end of period	$18.39	$18.01	$16.22	$13.33	$9.82

Total Return[d]	2.13%	11.04%	21.38%	35.74%[c]	1.13%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,485	$7,989	$7,749	$7,250	$6,708
Ratios to average net assets:
Net investment income (loss)	(1.88%)	(0.73%)	0.19%	(0.01%)	(0.33%)
Total expenses[f]	3.92%	3.25%	3.99%	2.99%	3.39%
Net expenses[g,i]	2.94%	2.12%	2.14%	2.21%	2.15%
Portfolio turnover rate	124%	—	488%	707%	868%

C-Class	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011
Per Share Data
Net asset value, beginning of period	$16.25	$14.74	$12.21	$9.07	$9.03
Income (loss) from investment operations:
Net investment income (loss)[a]	(.44)	(.23)	(.07)	(.09)	(.11)
Net gain (loss) on investments (realized and unrealized)	.66	1.74	2.60	3.21	.15
Net increase from payments by affiliates	—	—	—	.02 [c]	—
Total from investment operations	.22	1.51	2.53	3.14	.04
Less distributions from:
Net investment income	(—)[e]	—	—	—	—
Total distributions	(—)[e]	—	—	—	—
Net asset value, end of period	$16.47	$16.25	$14.74	$12.21	$9.07

Total Return[d]	1.38%	10.24%	20.48%	34.62%[c]	0.44%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,203	$1,117	$1,206	$1,497	$1,292
Ratios to average net assets:
Net investment income (loss)	(2.64%)	(1.46%)	(0.56%)	(0.76%)	(1.08%)
Total expenses[f]	4.81%	4.11%	4.84%	3.80%	4.14%
Net expenses[g,i]	3.68%	2.87%	2.89%	2.96%	2.90%
Portfolio turnover rate	124%	—	488%	707%	868%

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ALPHA OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Period Ended September 30, 2015[h]
Per Share Data
Net asset value, beginning of period	$19.11
Income (loss) from investment operations:
Net investment income (loss)[a]	(.13)
Net gain (loss) on investments (realized and unrealized)	(.59)
Total from investment operations	(.72)
Net asset value, end of period	$18.39

Total Return[d]	(3.77%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$134
Ratios to average net assets:
Net investment income (loss)	(1.77%)
Total expenses[f]	3.31%
Net expenses[g,i]	2.87%
Portfolio turnover rate	124%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

ALPHA OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011
Per Share Data
Net asset value, beginning of period	$25.13	$22.58	$18.52	$13.53	$13.33
Income (loss) from investment operations:
Net investment income (loss)[a]	(.40)	(.12)	.09	.04	(.01)
Net gain (loss) on investments (realized and unrealized)	1.00	2.67	3.97	4.82	.21
Net increase from payments by affiliates	—	—	—	.13 [c]	—
Total from investment operations	.60	2.55	4.06	4.99	.20
Less distributions from:
Net investment income	(—)[e]	—	—	—	—
Total distributions	(—)[e]	—	—	—	—
Net asset value, end of period	$25.73	$25.13	$22.58	$18.52	$13.53

Total Return[d]	2.41%	11.29%	21.60%	36.88%[c]	1.50%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$50,304	$1,645	$1,740	$1,518	$1,326
Ratios to average net assets:
Net investment income (loss)	(1.55%)	(0.48%)	0.43%	0.24%	(0.08%)
Total expenses[f]	2.80%	2.90%	3.67%	2.68%	3.12%
Net expenses[g,i]	2.80%	1.87%	1.90%	1.96%	1.90%
Portfolio turnover rate	124%	—	488%	707%	868%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Net investment income is less than $0.01 per share.
[c]

For the year ended September 30, 2012, 0.30%, 0.22% and 0.96% of the Fund’s A-Class, C-Class and Institutional Class, respectively, total return consisted of a voluntary reimbursement by the Adviser for losses incurred during fund trading. Excluding this item, total return would have been 35.44%, 34.40% and 35.92% for the Fund’s A-Class, C-Class and Institutional Class, respectively.

[d]	Total return does not reflect the impact of any applicable sales charges.
[e]	Distributions from net investment income are less than $0.01 per share.
[f]	Does not include expenses of the underlying funds in which the Fund invests.
[g]	Net expense information reflects the expense ratios after expense waivers.
[h]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[i]

Net expenses may include expenses that are excluded from the expense limitation agreement and recouped amounts. Excluding these expenses, the operating expense ratios for the periods presented would be:

	09/30/15	09/30/14	09/30/13	09/30/12	09/30/11
A-Class	2.11%	2.11%	2.11%	2.11%	2.11%
C-Class	2.86%	2.86%	2.86%	2.86%	2.86%
P-Class	2.10%	—	—	—	—
Institutional Class	1.86%	1.86%	1.86%	1.86%	1.86%

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2015

To Our Shareholders:

Guggenheim Large Cap Value Fund (the “Fund”) is managed by a team of seasoned professionals led by James Schier, CFA, Senior Portfolio Manager. The former Portfolio Manager, Mark Mitchell, CFA, left the firm during the period, and the following individuals were added as Portfolio Managers to the Fund: Scott Hammond, Managing Director; Farhan Sharaff, Assistant Chief Investment Officer, Equities; and Gregg Strohkorb, CFA. In the following paragraphs, the team discusses performance of the Fund for the fiscal year ended September 30, 2015.

For the one year period ended September 30, 2015, the Guggenheim Large Cap Value Fund returned -7.19%1, compared with the -4.42% return of its benchmark, the Russell 1000® Value Index.

Strategy and Market Overview

Our investment approach focuses on understanding how companies make money and how easily companies can improve returns, maintain existing high levels of profitability, or benefit from change that occurs in the industries in which they operate. In today’s rapidly changing environment marked by very sharp and quick, but constrained volatility, our long-term orientation and discipline are a competitive advantage. This should become especially critical when the environment of indiscriminant valuation expansion subsides and fundamentals once again become a more dominant factor in the market.

Performance Review

The largest contributors to the Fund’s performance for the period were stock-selection decisions in the Consumer Staples, Financials, and Utilities sectors. Two of the three leading individual contributors to performance for the period were in the Utilities sector, one of the better-performing sectors for the period. They included Edison International, a public utility with diverse subsidiaries that include regulated Southern California Edison and unregulated, non-utility assets; and AGL Resources, Inc., a distributor of natural gas whose shares rose when it agreed to be acquired by Southern Company during the period. CVS Health, a Consumer Staples holding, was another top individual contributor for the period. The company agreed to acquire Target Corp.’s pharmacies during the period, and continues to display strength in pharmacy benefit management.

The Energy, Industrials, and Consumer Discretionary sectors were the leading detractors from performance. Being underweight Energy, the worst-performing sector in the index, could not offset the effect of poor stock selection in the sector. The three leading individual detractors from Fund performance for the period were in Energy: Whiting Petroleum Corp., an exploration and production company; Haliburton Company, an oil services company; and Patterson-UTI Energy, Inc, an on-shore driller.

Commodity-oriented companies performed poorly late in the period across all industries, and Energy was especially weak. The lack of holdings in refining or other sub-industries less impacted by crude’s weakness was a detriment. Companies such as Whiting Petroleum that are essentially 100% dependent on crude pricing—as they operate in the Bakken, where all production is crude oil—were especially weak.

Stock selection in Industrials, the Fund’s largest overweight, was another detractor. The Fund has favored the prospects of many of the companies in this sector, given the country’s need to invest in upgrading infrastructure.

Fund performance was also hurt by poor stock selection in Consumer Discretionary. The Fund’s holdings in this sector were down more than 7%, while the sector in the index was up almost 4%, one of the better-performing sectors in the index. Underperformance in this sector in the Fund was driven by DeVry Education Group, a position that was reduced over the period. Following a strong year in 2014, the combination of mixed earnings, soft enrollment trends, and disappointing guidance have called into question the stability for-profit education companies had been experiencing.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

MANAGERS’ COMMENTARY (Unaudited)(concluded)	September 30, 2015

Portfolio Positioning

The largest relative sector exposures for the year were underweights in Energy and Health Care and overweights in Industrials and Consumer Staples. Of these allocations, only the underweight Health Care detracted from Fund performance for the year.

The Health Care sector underweight was predominantly driven by our view that the large pharmaceutical companies continue to be fairly valued, and are less attractive than companies in other sectors. The Energy positioning reflects the continuing troubles in the oil patch. Many of the Fund’s holdings in the sector are exploration and production companies and service companies that have manageable leverage and liquidity to weather the storm in commodity prices.

The overweights in both Industrials and Consumer Staples were driven by our bottom-up fundamental research having identified several companies with favorable risk-return profiles.

Portfolio and Market Outlook

Despite a firming economy, investors continued to be very cautious during the quarter as safe-haven areas such as Consumer Staples, Utilities, and REITs performed the best, while Energy, Information Technology, and Industrials lagged. Companies tied to the commodity cycle were especially hard hit late in the period. As the world continues to look towards the U.S. economy to be the engine for growth, and as foreign investors continue to fear the safety of their own currencies and economies, interest in U.S. assets should continue to be robust. The prolonged decline in U.S. government bond yields should continue to make equities an attractive alternative for incremental investment dollars.

Our portfolios tend to reflect a bias toward companies with balance sheet quality. We continue to find niche companies with what we believe to be attractive growth opportunities, and, as such, are constructive on the outlook.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2015

LARGE CAP VALUE FUND

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	August 7, 1944
C-Class	January 29, 1999
P-Class	May 1, 2015
Institutional Class	June 7, 2013

Ten Largest Holdings (% of Total Net Assets)
American International Group, Inc.	4.0%
Wells Fargo & Co.	4.0%
JPMorgan Chase & Co.	3.6%
Citigroup, Inc.	3.2%
Republic Services, Inc. — Class A	2.6%
Cisco Systems, Inc.	2.4%
Dow Chemical Co.	2.3%
Johnson & Johnson	2.3%
Edison International	2.3%
Exxon Mobil Corp.	2.2%
Top Ten Total	28.9%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2015

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2015

	1 Year	5 Year	10 Year
A-Class Shares	-7.19%	9.86%	5.20%
A-Class Shares with sales charge†	-11.59%	8.56%	4.59%
C-Class Shares	-7.89%	9.02%	4.37%
C-Class Shares with CDSC§	-8.77%	9.02%	4.37%
Russell 1000 Value Index	-4.42%	12.29%	5.71%
			Since Inception (05/01/15)
P-Class Shares			-10.38%
Russell 1000 Value Index			-9.94%
		1 Year	Since Inception (06/07/13)
Institutional Class Shares		-6.97%	4.93%
Russell 1000 Value Index		-4.42%	6.66%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 1000 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class, P-Class and Institutional Class will vary due to differences in fee structures.

†

Effective February 22, 2011, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the 5 Year and 10 Year average annual returns (based on subscriptions made prior to February 22, 2011), and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after February 22, 2011.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	September 30, 2015
LARGE CAP VALUE FUND

	Shares	Value

COMMON STOCKS† - 97.7%

Financial - 27.6%
American International Group, Inc.	36,092	$2,050,748
Wells Fargo & Co.	39,590	2,032,947
JPMorgan Chase & Co.	29,990	1,828,491
Citigroup, Inc.	33,410	1,657,471
Reinsurance Group of America, Inc. — Class A	12,165	1,102,027
Zions Bancorporation	28,460	783,788
Allstate Corp.	12,905	751,587
Nasdaq, Inc.	12,419	662,305
BB&T Corp.	15,700	558,920
Legg Mason, Inc.	13,420	558,406
Assured Guaranty Ltd.	22,100	552,500
Sun Communities, Inc.	7,610	515,654
Bank of America Corp.	31,780	495,132
Equity Residential	4,090	307,241
Simon Property Group, Inc.	1,620	297,626
Total Financial		14,154,843

Consumer, Non-cyclical - 20.6%
Johnson & Johnson	12,730	1,188,345
Mondelez International, Inc. — Class A	24,460	1,024,140
UnitedHealth Group, Inc.	8,105	940,261
Philip Morris International, Inc.	10,190	808,373
Pfizer, Inc.	23,200	728,712
Archer-Daniels-Midland Co.	15,490	642,061
MasterCard, Inc. — Class A	7,010	631,741
Quanta Services, Inc.*	23,040	557,798
Campbell Soup Co.	10,760	545,317
Medtronic plc	8,030	537,528
ADT Corp.	17,180	513,682
Sanderson Farms, Inc.	7,460	511,532
Zimmer Biomet Holdings, Inc.	5,250	493,133
HCA Holdings, Inc.*	6,180	478,085
Kraft Heinz Co.	6,741	475,780
Teva Pharmaceutical Industries Ltd. ADR	8,235	464,948
Total Consumer, Non-cyclical		10,541,436

Industrial - 11.5%
Republic Services, Inc. — Class A	32,860	1,353,833
General Electric Co.	35,220	888,248
FLIR Systems, Inc.	27,260	763,007
TE Connectivity Ltd.	8,697	520,863
CH Robinson Worldwide, Inc.	7,630	517,161
WestRock Co.	9,798	504,009
Oshkosh Corp.	11,669	423,935
Huntington Ingalls Industries, Inc.	3,830	410,385
Owens-Illinois, Inc.*	12,590	260,865
Caterpillar, Inc.	3,440	224,838
Total Industrial		5,867,144

Consumer, Cyclical - 9.0%
Wal-Mart Stores, Inc.	16,505	1,070,184
CVS Health Corp.	10,080	972,518
Lear Corp.	7,470	812,587
PulteGroup, Inc.	42,700	805,749
Kohl’s Corp.	12,370	572,855
BorgWarner, Inc.	9,460	393,441
Total Consumer, Cyclical		4,627,334

Technology - 8.3%
Computer Sciences Corp.	17,195	1,055,430
Microsoft Corp.	19,050	843,153
Intel Corp.	27,920	841,509
QUALCOMM, Inc.	12,310	661,416
Lam Research Corp.	6,600	431,178
NetApp, Inc.	8,875	262,700
Stratasys Ltd.*	5,160	136,688
Total Technology		4,232,074

Energy - 7.3%
Exxon Mobil Corp.	14,920	1,109,302
Chevron Corp.	12,985	1,024,257
Whiting Petroleum Corp.*	32,885	502,153
Marathon Oil Corp.	16,180	249,172
Patterson-UTI Energy, Inc.	18,410	241,907
Oasis Petroleum, Inc.*	24,670	214,136
Superior Energy Services, Inc.	11,440	144,487
ConocoPhillips	2,780	133,329
Hess Corp.	2,410	120,645
Total Energy		3,739,388

Communications - 5.9%
Cisco Systems, Inc.	45,830	1,203,037
AT&T, Inc.	18,930	616,739
Time Warner, Inc.	8,925	613,594
Scripps Networks Interactive, Inc. — Class A	6,630	326,130
DigitalGlobe, Inc.*	14,605	277,787
Total Communications		3,037,287

Utilities - 4.2%
Edison International	18,675	1,177,833
Public Service Enterprise Group, Inc.	9,015	380,072
Ameren Corp.	7,300	308,571
Exelon Corp.	8,960	266,112
Total Utilities		2,132,588

Basic Materials - 3.3%
Dow Chemical Co.	28,070	1,190,168
Reliance Steel & Aluminum Co.	9,310	502,833
Total Basic Materials		1,693,001

Total Common Stocks
(Cost $49,548,468)		50,025,095

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2015
LARGE CAP VALUE FUND

	Shares	Value

EXCHANGE-TRADED FUNDS†- 0.4%
iShares Russell 1000 Value ETF	2,230	$208,014
Total Exchange-Traded Funds
(Cost $227,435)		208,014

SHORT TERM INVESTMENTS† - 1.4%
Dreyfus Treasury Prime Cash Management Institutional Shares 0.00%[1]	736,574	736,574
Total Short Term Investments
(Cost $736,574)		736,574

Total Investments - 99.5%
(Cost $50,512,477)		$50,969,683
Other Assets & Liabilities, net - 0.5%		246,755
Total Net Assets - 100.0%		$51,216,438

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
[1]	Rate indicated is the 7 day yield as of September 30, 2015.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector classification in Other Information section.

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LARGE CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2015

Assets:
Investments, at value (cost $50,512,477)	$50,969,683
Prepaid expenses	26,974
Receivables:
Securities sold	680,525
Dividends	77,394
Fund shares sold	13,309
Foreign taxes reclaim	1,288
Total assets	51,769,173

Liabilities:
Payable for:
Securities purchased	378,703
Fund shares redeemed	58,091
Management fees	19,091
Transfer agent/maintenance fees	19,082
Distribution and service fees	12,383
Fund accounting/administration fees	4,104
Trustees’ fees*	2,897
Miscellaneous	58,384
Total liabilities	552,735
Net assets	$51,216,438

Net assets consist of:
Paid in capital	$46,714,924
Undistributed net investment income	478,004
Accumulated net realized gain on investments	3,566,304
Net unrealized appreciation on investments	457,206
Net assets	$51,216,438

A-Class:
Net assets	$45,318,062
Capital shares outstanding	1,158,866
Net asset value per share	$39.11
Maximum offering price per share (Net asset value divided by 95.25%)	$41.06

C-Class:
Net assets	$3,345,296
Capital shares outstanding	91,946
Net asset value per share	$36.38

P-Class:
Net assets	$8,961
Capital shares outstanding	229
Net asset value per share	$39.13

Institutional Class
Net assets	$2,544,119
Capital shares outstanding	64,946
Net asset value per share	$39.17

STATEMENT OF OPERATIONS
Year Ended September 30, 2015

Investment Income:
Dividends (net of foreign withholding tax of $745)	$1,176,367
Other income	250
Total investment income	1,176,617

Expenses:
Management fees	380,974
Transfer agent/maintenance fees:
A-Class	67,701
B-Class	8,735
C-Class	7,702
P-Class**	83
Institutional Class	353
Distribution and service fees:
A-Class	126,484
C-Class	39,669
P-Class**	10
Fund accounting/administration fees	55,680
Registration fees	61,383
Trustees’ fees*	7,905
Line of credit fees	4,680
Tax expense	2,192
Custodian fees	146
Miscellaneous	54,021
Total expenses	817,718
Less:
Expenses waived by Adviser	(117,091)
Net expenses	700,627
Net investment income	475,990

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	8,151,325
Net realized gain	8,151,325
Net change in unrealized appreciation (depreciation) on:
Investments	(13,238,675)
Net change in unrealized appreciation (depreciation)	(13,238,675)
Net realized and unrealized loss	(5,087,350)
Net decrease in net assets resulting from operations	$(4,611,360)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
**	Since commencement of operations: May 1, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

LARGE CAP VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2015	Year Ended September 30, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment income	$475,990	$462,954
Net realized gain on investments	8,151,325	6,780,018
Net change in unrealized appreciation (depreciation) on investments	(13,238,675)	1,707,332
Net increase (decrease) in net assets resulting from operations	(4,611,360)	8,950,304

Distributions to shareholders from:
Net investment income
A-Class	(402,108)	(360,085)
B-Class	(14,969)	(19,432)
C-Class	(10,590)	(8,265)
Institutional Class	(35,334)	(26,519)
Net realized gains
A-Class	(1,529,881)	—
B-Class	(41,043)	—
C-Class	(138,586)	—
Institutional Class	(102,374)	—
Total distributions to shareholders	(2,274,885)	(414,301)

Capital share transactions:
Proceeds from sale of shares
A-Class	12,175,794	27,638,398
B-Class	65,624	59,007
C-Class	879,081	1,719,770
P-Class*	10,000	—
Institutional Class	264,341	448,328
Distributions reinvested
A-Class	1,855,957	345,368
B-Class	55,872	19,404
C-Class	146,562	8,202
Institutional Class	137,708	26,518
Cost of shares redeemed
A-Class	(22,897,730)	(22,442,543)
B-Class	(1,365,292)	(973,891)
C-Class	(1,209,560)	(1,715,189)
P-Class*	—	—
Institutional Class	(887,546)	(374,679)
Net increase (decrease) from capital share transactions	(10,769,189)	4,758,693
Net increase (decrease) in net assets	(17,655,434)	13,294,696

Net assets:
Beginning of year	68,871,872	55,577,176
End of year	$51,216,438	$68,871,872
Undistributed net investment income at end of year	$478,004	$463,001

*	Since commencement of operations: May 1, 2015.

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LARGE CAP VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Year Ended September 30, 2015	Year Ended September 30, 2014
Capital share activity:
Shares sold
A-Class	283,554	660,974
B-Class	1,656	1,550
C-Class	21,744	42,907
P-Class*	229	—
Institutional Class	6,257	10,680
Shares issued from reinvestment of distributions
A-Class	43,212	8,728
B-Class	1,419	533
C-Class	3,646	220
Institutional Class	3,208	670
Shares redeemed
A-Class	(544,300)	(529,031)
B-Class	(34,996)	(25,223)
C-Class	(30,302)	(43,704)
Institutional Class	(20,632)	(9,126)
Net increase (decrease) in shares	(265,305)	119,178

*	Since commencement of operations: May 1, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

LARGE CAP VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011[e]
Per Share Data
Net asset value, beginning of period	$43.80	$38.28	$31.25	$24.58	$26.08
Income (loss) from investment operations:
Net investment income (loss)[a]	.36	.30	.29	.25	.16
Net gain (loss) on investments (realized and unrealized)	(3.36)	5.51	7.03	6.58	(1.54)
Total from investment operations	(3.00)	5.81	7.32	6.83	(1.38)
Less distributions from:
Net investment income	(.35)	(.29)	(.29)	(.16)	(.12)
Net realized gains	(1.34)	—	—	—	—
Total distributions	(1.69)	(.29)	(.29)	(.16)	(.12)
Net asset value, end of period	$39.11	$43.80	$38.28	$31.25	$24.58

Total Return[b]	(7.19%)	15.25%	23.62%	27.90%	(5.38%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$45,318	$60,281	$47,307	$41,173	$41,036
Ratios to average net assets:
Net investment income (loss)	0.85%	0.72%	0.82%	0.86%	0.56%
Total expenses[c]	1.35%	1.48%	1.48%	1.65%	1.52%
Net expenses[d]	1.16%[h]	1.17%[h]	1.15%	1.18%	1.15%
Portfolio turnover rate	60%	40%	43%	16%	26%

C-Class	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011[e]
Per Share Data
Net asset value, beginning of period	$40.91	$35.86	$29.30	$23.08	$24.60
Income (loss) from investment operations:
Net investment income (loss)[a]	.04	(.02)	.02	.03	(.05)
Net gain (loss) on investments (realized and unrealized)	(3.13)	5.16	6.62	6.19	(1.47)
Total from investment operations	(3.09)	5.14	6.64	6.22	(1.52)
Less distributions from:
Net investment income	(.10)	(.09)	(.08)	—	—
Net realized gains	(1.34)	—	—	—	—
Total distributions	(1.44)	(.09)	(.08)	—	—
Net asset value, end of period	$36.38	$40.91	$35.86	$29.30	$23.08

Total Return[b]	(7.89%)	14.35%	22.73%	26.95%	(6.18%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,345	$3,963	$3,494	$2,257	$2,013
Ratios to average net assets:
Net investment income (loss)	0.10%	(0.04%)	0.08%	0.12%	0.20%
Total expenses[c]	2.16%	2.33%	2.47%	2.45%	2.27%
Net expenses[d]	1.91%[h]	1.92%[h]	1.90%	1.93%	1.90%
Portfolio turnover rate	60%	40%	43%	16%	26%

34 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LARGE CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Period Ended September 30, 2015[g]
Per Share Data
Net asset value, beginning of period	$43.64
Income (loss) from investment operations:
Net investment income (loss)[a]	.22
Net gain (loss) on investments (realized and unrealized)	(4.73)
Total from investment operations	(4.51)
Net asset value, end of period	$39.13

Total Return[b]	(10.38%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9
Ratios to average net assets:
Net investment income (loss)	1.21%
Total expenses[c]	3.29%
Net expenses[d]	1.16%[h]
Portfolio turnover rate	60%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 35

LARGE CAP VALUE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2015	Year Ended September 30, 2014	Period Ended September 30, 2013[f]
Per Share Data
Net asset value, beginning of period	$43.87	$38.32	$36.84
Income (loss) from investment operations:
Net investment income (loss)[a]	.47	.40	.13
Net gain (loss) on investments (realized and unrealized)	(3.37)	5.51	1.35
Total from investment operations	(2.90)	5.91	1.48
Less distributions from:
Net investment income	(.46)	(.36)	—
Net realized gains	(1.34)	—	—
Total distributions	(1.80)	(.36)	—
Net asset value, end of period	$39.17	$43.87	$38.32

Total Return[b]	(6.97%)	15.52%	4.02%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,544	$3,339	$2,831
Ratios to average net assets:
Net investment income (loss)	1.09%	0.96%	1.12%
Total expenses[c]	0.98%	1.08%	1.12%
Net expenses[d]	0.91%[h]	0.92%[h]	0.89%
Portfolio turnover rate	60%	40%	43%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers.
[e]	Reverse share split — Per share amounts for the period presented through April 8, 2011 have been restated to reflect a 1:4 reverse share split effective April 8, 2011.
[f]	Since commencement of operations: June 7, 2013. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[g]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[h]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the operating expense ratios for the periods presented would be:

	09/30/15	09/30/14
A-Class	1.15%	1.15%
C-Class	1.90%	1.90%
P-Class	1.15%	—
Institutional Class	0.90%	0.90%

36 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2015

To Our Shareholders

Guggenheim Risk Managed Real Estate Fund (the “Fund”) is managed by a team of seasoned professionals, including Jayson Flowers, Senior Managing Director and Head of Equity and Derivative Strategies, and Thomas Youn, CFA, Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses performance for the fiscal year ended September 30, 2015.

For the fiscal ended September 30, 2015, the Guggenheim Risk Managed Real Estate Fund returned 10.97%1, compared with the 9.83% return of its benchmark, the FTSE NAREIT Equity REITs Index.

Market Review

Real estate investment trusts (REITs) experienced an uptick in volatility in 2015, oscillating between gains and losses that ranged from a high of 9.4% in January to a low of -8.9% in September. On balance, the sector appeared to be consolidating following a strong gain of 30.12% for 2014. Persistent concerns regarding the timing and speed at which the U.S. Federal Reserve (the Fed) begins to raise interest rates weighed on investor sentiment. While the initial rate hike had yet to come at period end, yields on various long-term fixed income benchmarks, which have a higher correlation to commercial real estate (CRE) and REIT prices, moved steadily higher. Yields on high-yield and investment-grade corporate bonds, in particular, increased by 0.67% and 1.47%, respectively, during the first three quarters of 20152.

Manufactured housing (39.57%), self-storage facilities (37.23%), and traditional apartments (24.80%) were the best-performing property sectors for the trailing 12 months. All three property types benefited from short-term leases, rising household formation, and a higher propensity to rent-versus-own compared to past housing cycles, as indicated by the steady decline in the rate of U.S. homeownership from over 69.2% in 2004 to just over 63.4% today. As a result, these properties types posted some of the highest growth rates in rent and operating income over the period.

On the other end of the spectrum, the hotel sector struggled (-9.99%). A number of factors, including a stronger U.S. dollar that hurt inbound international travel, and difficult comparisons versus the prior year’s strong results, caused top-line revenue growth to moderate and led hotel REITs to reduce growth forecasts several times. Net-lease REITs (-3.61%) and healthcare REITs (5.75%) also lagged the benchmark, as they were considered to be the most vulnerable to rising interest rates.

CRE fundamentals were strong across the U.S. at period end, as the market approached the middle-to-later innings of the CRE cycle. Property occupancy rates were at full levels, while property valuations based on rental rates sat well above the prior cycle’s highs. Capital markets conditions at period end were robust, with ample equity and debt capital earmarked for CRE, both domestically and from overseas. Finally, new construction activity, but for a few select property types and geographies, remained well below historical levels which was supportive of further gains for property owners.

Performance Review

Consistent with its objectives, the Fund outperformed the index while also reducing risk and volatility. The Fund’s daily volatility was 17.5% lower than the benchmark and 13.0% lower than the S&P 500 Index (13.35% vs. 16.19% and 15.34%, respectively).

The Fund’s outperformance was driven primarily by favorable stock selection in the office, shopping center, residential, and data-center sectors. Overweight exposure to the self-storage and manufactured-housing sectors, and underweight exposures to the net-lease and hotel sectors also contributed to outperformance.

Strategy

The Fund took a more defensive posture at various times from late 2014 until the third quarter of 2015, when the Fund moved to a more neutral stance, given the REIT sector’s depressed valuation levels in September. The Fund was positioned neutrally in terms of market exposure at period end. In terms of portfolio construction, the Fund was positioned to benefit from a late-stage economic recovery in the U.S., while being defensive in the event of a rising-interest-rate environment.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 37

MANAGERS’ COMMENTARY (Unaudited)(concluded)	September 30, 2015

Key sector overweights at period end included manufactured housing, wireless towers, and self-storage REITs. We believe all three sectors present attractive growth prospects relative to current valuations and will prove defensive in the event of a downshift in economic growth. Key sector underweights included the healthcare and net-lease REITs, due primarily to their long lease durations and high sensitivity to interest rate changes. In addition, net-lease REITs offer below-average growth potential with higher relative value compared with the REIT average, while senior-housing real estate represents one of the few areas where elevated new construction levels raise concern.

Outlook

Our outlook for the REIT sector remains positive based on the favorable CRE fundamentals, robust capital-market conditions, and the backdrop of historically low new supply. Despite concerns over rising interest rates, private-market property values will likely continue to grind modestly higher due to underlying property cash flow growth. However, further multiple expansion may prove difficult given the threat of rising interest rates and CRE’s current relative valuation versus other asset classes.

Performance displayed represents past performance which is no guarantee of future results.

[1]

Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares. Fee waivers and/or reimbursements reduce Fund expenses and, in the absence of such waivers, the performance quoted would have been reduced.

[2]	Moody’s Baa Bond Index and Barclays US Corporate High Yield Index OAS 12/31/14 – 9/30/15. Sector returns are for the fiscal year 9/30/14 – 9/30/15, based on FTSE NAREIT Equity REIT sub-indices.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

38 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2015

RISK MANAGED REAL ESTATE FUND

OBJECTIVE: Seeks to provide total return, comprised of capital appreciation and current income.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	March 28, 2014
C-Class	March 28, 2014
P-Class	May 1, 2015
Institutional Class	March 28, 2014

Ten Largest Holdings (% of Total Net Assets)
Simon Property Group REIT, Inc.	8.8%
Equity Residential REIT	4.5%
Public Storage REIT	3.8%
Equinix, Inc.	3.8%
Ventas REIT, Inc.	3.3%
AvalonBay Communities, REIT Inc.	3.2%
Boston Properties REIT, Inc.	2.9%
General Growth Properties REIT, Inc.	2.9%
Federal Realty Investment Trust	2.8%
Welltower REIT, Inc.	2.6%
Top Ten Total	38.6%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 39

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	September 30, 2015

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2015

	1 Year	Since Inception (03/28/14)
A-Class Shares	10.97%	12.98%
A-Class Shares with sales charge†	5.68%	9.39%
C-Class Shares	10.20%	12.12%
C-Class Shares with CDSC§	9.20%	12.12%
FTSE NAREIT EQUITY REITs Index	9.83%	9.55%
		Since Inception (05/01/15)
P-Class Shares		-3.63%
FTSE NAREIT EQUITY REITs Index		-3.59%
	1 Year	Since Inception (03/28/14)
Institutional Class Shares	11.36%	13.31%
FTSE NAREIT EQUITY REITs Index	9.83%	9.55%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The FTSE NAREIT EQUITY REITs Total Return Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class, P-Class and Institutional Class will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

40 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	September 30, 2015
RISK MANAGED REAL ESTATE FUND

	Shares	Value

COMMON STOCKS† - 99.7%

REITs - 94.1%
REITs-Apartments - 15.0%
Equity Residential REIT	64,126	$4,817,146
AvalonBay Communities, REIT Inc.[4]	19,556	3,418,780
Essex Property Trust REIT, Inc.[4]	12,018	2,685,062
Monogram Residential Trust, Inc.	212,136	1,974,986
Camden Property Trust[4]	20,536	1,517,610
Apartment Investment & Management REIT Co. — Class A4	20,267	750,284
UDR, Inc.	19,916	686,704
Total REITs-Apartments		15,850,572

REITs-Regional Malls - 14.2%
Simon Property Group REIT, Inc.	50,924	9,355,758
General Growth Properties REIT, Inc.	116,959	3,037,425
Pennsylvania Real Estate Investment Trust	71,263	1,413,145
Macerich REIT Co.	8,593	660,114
Taubman Centers, Inc.	9,032	623,931
Total REITs-Regional Malls		15,090,373

REITs-Diversified - 13.9%
Equinix, Inc.	14,591	3,989,178
Gramercy Property Trust, Inc.	88,716	1,842,631
American Assets Trust, Inc.[4]	36,782	1,502,913
Crown Castle International REIT Corp.[4]	17,952	1,415,874
Retail Properties of America, Inc. — Class A	95,989	1,352,485
Duke Realty Corp.	66,761	1,271,797
American Tower REIT Corp. — Class A4	13,466	1,184,739
Vornado Realty Trust REIT	12,654	1,144,175
Cousins Properties, Inc.	113,466	1,046,157
Total REITs-Diversified		14,749,949

REITs-Office Property - 10.4%
Boston Properties REIT, Inc.[4]	25,982	3,076,268
BioMed Realty Trust, Inc.[4]	85,429	1,706,871
Parkway Properties, Inc.	104,236	1,621,912
New York REIT, Inc.	122,753	1,234,895
Hudson Pacific Properties, Inc.	38,529	1,109,250
Paramount Group, Inc.	57,697	969,310
Alexandria Real Estate Equities, Inc.[4]	9,236	782,012
SL Green Realty REIT Corp.	4,941	534,419
Total REITs-Office Property		11,034,937

REITs-Storage - 7.6%
Public Storage REIT	19,151	4,052,926
CubeSmart[4]	66,389	1,806,445
Sovran Self Storage, Inc.	17,464	1,646,855
Extra Space Storage, Inc.	7,987	616,277
Total REITs-Storage		8,122,503

REITs-Warehouse/Industries - 6.5%
QTS Realty Trust, Inc. — Class A	38,722	1,691,764
ProLogis REIT, Inc.	38,308	1,490,181
Rexford Industrial Realty, Inc.	84,709	1,168,137
EastGroup Properties, Inc.	16,421	889,690
DCT Industrial Trust, Inc.[4]	25,006	841,702
First Industrial Realty Trust, Inc.	38,275	801,861
Total REITs-Warehouse/Industries		6,883,335

REITs-Shopping Centers - 6.2%
Federal Realty Investment Trust[4]	21,560	2,941,862
Kimco Realty REIT Corp.	55,223	1,349,098
Regency Centers Corp.	20,135	1,251,390
Equity One, Inc.	44,716	1,088,387
Total REITs-Shopping Centers		6,630,737

REITs-Health Care - 4.8%
Ventas REIT, Inc.	63,410	3,554,765
HCP REIT, Inc.	21,864	814,434
Medical Properties Trust, Inc.	68,486	757,455
Total REITs-Health Care		5,126,654

REITs-Health Care - 4.4%
Welltower REIT, Inc.	40,204	2,722,614
Care Capital Properties, Inc.	43,777	1,441,577
CareTrust REIT, Inc.	44,811	508,605
Total REITs-Health Care		4,672,796

REITs-Hotels - 3.3%
Chatham Lodging Trust	81,319	1,746,732
Pebblebrook Hotel Trust	28,709	1,017,734
Host Hotels & Resorts REIT, Inc.	51,675	816,982
Total REITs-Hotels		3,581,448

REITs-Manufactured Homes - 3.3%
Sun Communities, Inc.	28,600	1,937,936
Equity LifeStyle Properties, Inc.[4]	27,406	1,605,169
Total REITs-Manufactured Homes		3,543,105

REITs-Diversified - 2.3%
NorthStar Realty Finance Corp.	193,763	2,392,973

REITs-Mortgage - 1.0%
Colony Capital, Inc. — Class A	54,878	1,073,414

REITs-Hotels - 0.7%
Ashford Hospitality Prime, Inc.	54,468	764,186

REITs-Office Property - 0.5%
VEREIT, Inc.[4]	65,831	508,215
Total REITs		100,025,197

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 41

SCHEDULE OF INVESTMENTS (continued)	September 30, 2015
RISK MANAGED REAL ESTATE FUND

	Shares	Value

Lodging - 2.2%
Hotels & Motels - 2.2%
Starwood Hotels & Resorts Worldwide, Inc.	18,976	$1,261,524
Hilton Worldwide Holdings, Inc.	48,723	1,117,706
Total Hotels & Motels		2,379,230
Total Lodging		2,379,230

Real Estate - 1.9%
Forest City Enterprises, Inc. — Class A*	102,337	2,060,044

Healthcare-Services - 0.8%
Brookdale Senior Living, Inc. — Class A*,4	35,956	825,550

Diversified Financial Services - 0.7%
NorthStar Asset Management Group, Inc.	54,753	786,253

Total Common Stocks
(Cost $108,961,338)		106,076,274

SHORT TERM INVESTMENTS† - 0.2%
Dreyfus Treasury Prime Cash Management Institutional Shares 0.00%[1]	258,716	258,716
Total Short Term Investments
(Cost $258,716)		258,716

Total Investments - 98.2%
(Cost $109,220,054)		106,334,989

COMMON STOCKS SOLD SHORT† - (10.7)%

REITs – (12.4)%
REITs-Mortgage – (0.3)%
Annaly Capital Management, Inc.	(34,578)	(341,285)

REITs-WAREHOUSE/INDUSTRIES - (0.4)%
ProLogis REIT, Inc.	(9,850)	(383,165)

REITs-Diversified – (0.4)%
Apple Hospitality REIT, Inc.	(21,525)	(399,719)

REITs-Storage – (0.5)%
Iron Mountain REIT, Inc.	(16,759)	(519,864)

REITs-Apartments – (0.8)%
UDR, Inc.	(11,512)	(396,934)
Mid-America Apartment Communities, Inc.	(5,501)	(450,367)
Total REITs-Apartments		(847,301)

REITs-Regional Malls – (0.8)%
CBL & Associates Properties, Inc.	(30,036)	(412,995)
Rouse Properties, Inc.	(27,784)	(432,875)
Total REITs-Regional Malls		(845,870)

REITs-Single Tenant – (1.0)%
National Retail Properties, Inc.	(14,718)	(533,822)
Realty Income REIT Corp.	(11,499)	(544,937)
Total REITs-Single Tenant		(1,078,759)

REITs-Hotels – (1.1)%
Ryman Hospitality Properties, Inc.	(7,205)	(354,702)
Host Hotels & Resorts REIT, Inc.	(25,191)	(398,270)
Summit Hotel Properties, Inc.	(40,718)	(475,179)
Total REITs-Hotels		(1,228,151)

REITs-Office Property – (1.2)%
Douglas Emmett, Inc.	(14,453)	(415,090)
Government Properties Income Trust	(26,336)	(421,376)
Kilroy Realty Corp.	(6,483)	(422,432)
Total REITs-Office Property		(1,258,898)

REITs-Health Care – (1.5)%
HCP REIT, Inc.	(13,972)	(520,457)
LTC Properties, Inc.	(12,546)	(535,338)
Healthcare Realty Trust, Inc.	(22,808)	(566,779)
Total REITs-Health Care		(1,622,573)

REITs-Shopping Centers – (1.8)%
WP GLIMCHER, Inc.	(37,603)	(438,451)
Weingarten Realty Investors	(13,445)	(445,164)
Urban Edge Properties	(24,105)	(520,427)
Brixmor Property Group, Inc.	(22,576)	(530,084)
Total REITs-Shopping Centers		(1,934,126)

REITs-Diversified – (2.6)%
STORE Capital Corp.	(14,446)	(298,454)
Digital Realty Trust, Inc.	(4,705)	(307,331)
DuPont Fabros Technology, Inc.	(14,075)	(364,261)
EPR Properties	(7,615)	(392,706)
Lamar Advertising Co. — Class A	(8,444)	(440,608)
Liberty Property Trust	(14,389)	(453,397)
Washington Real Estate Investment Trust	(20,482)	(510,616)
Total REITs-Diversified		(2,767,373)
Total REITs		(13,227,084)

Total Common Stocks Sold Short
(Proceeds $13,812,768)		(13,227,084)

EXCHANGE-TRADED FUNDS SOLD SHORT† - (0.9)%
iShares US Real Estate ETF	(13,940)	(989,043)
Total Exchange-Traded Funds Sold Short
(Proceeds $1,048,166)		(989,043)
Total Securities Sold Short- (11.6)%
(Proceeds $14,860,934)		$(14,216,128)
Other Assets & Liabilities, net - 13.4%		14,253,560
Total Net Assets - 100.0%		$106,372,422

42 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2015
RISK MANAGED REAL ESTATE FUND

Unrealized Gain (Loss)

OTC TOTAL RETURN SWAP AGREEMENTS††
Morgan Stanley February 2016 Risk Managed Real Estate Portfolio Short Custom Basket Swap, Terminating 06/15/17[2] (Notional Value $30,496,801)	$678,433
Morgan Stanley February 2016 Risk Managed Real Estate Portfolio Long Custom Basket Swap, Terminating 06/15/17[3] (Notional Value $30,323,456)	$(852,338)

	Shares

CUSTOM BASKET OF LONG SECURITIES[3]
QTS Realty Trust, Inc. — Class A	23,628	76,563
CubeSmart	31,058	70,486
Ashford Hospitality Prime, Inc.	46,366	48,444
Sovran Self Storage, Inc.	10,493	36,018
Equity Residential REIT	13,079	34,302
Equity LifeStyle Properties, Inc.	11,161	31,649
Federal Realty Investment Trust	6,417	30,216
Sun Communities, Inc.	14,553	28,219
American Assets Trust, Inc.	27,152	26,388
Care Capital Properties, Inc.	19,729	23,755
Simon Property Group REIT, Inc.	5,289	18,713
Equinix, Inc.	3,620	16,614
CareTrust REIT, Inc.	34,624	16,256
BioMed Realty Trust, Inc.	29,348	6,586
New York REIT, Inc.	65,177	1,359
Monogram Residential Trust, Inc.	133,348	217
Retail Properties of America, Inc. — Class A	56,552	(1,648)
Ventas REIT, Inc.	10,349	(2,210)
Equity One, Inc.	26,950	(2,280)
Cousins Properties, Inc.	68,452	(2,930)
General Growth Properties REIT, Inc.	30,352	(4,785)
Duke Realty Corp.	43,698	(9,536)
Camden Property Trust	8,620	(12,747)
Rexford Industrial Realty, Inc.	61,103	(14,179)
Crown Castle International REIT Corp.	11,646	(37,001)
American Tower REIT Corp. — Class A	6,845	(39,246)
Pennsylvania Real Estate Investment Trust	47,573	(58,686)
Chatham Lodging Trust	50,333	(78,682)
Parkway Properties, Inc.	57,962	(83,155)
Colony Capital, Inc. — Class A	35,848	(103,143)
Hilton Worldwide Holdings, Inc.	31,880	(109,040)
Gramercy Property Trust, Inc.	49,921	(112,637)
Starwood Hotels & Resorts Worldwide, Inc.	11,045	(119,558)
NorthStar Asset Management Group, Inc.	36,895	(125,749)
Forest City Enterprises, Inc. — Class A*	57,167	(125,877)
Brookdale Senior Living, Inc. — Class A*	23,041	(170,278)
NorthStar Realty Finance Corp.	78,903	(228,434)
Total Long Swap holdings		(976,015)

CUSTOM BASKET OF SHORT SECURITIES[2]
Host Hotels & Resorts REIT, Inc.	(53,018)	144,272
CBL & Associates Properties, Inc.	(63,390)	124,685
Summit Hotel Properties, Inc.	(86,172)	119,669
WP GLIMCHER, Inc.	(77,409)	109,120
DuPont Fabros Technology, Inc.	(29,707)	85,319
Lamar Advertising Co. — Class A	(17,911)	75,339
Ryman Hospitality Properties, Inc.	(15,430)	74,630
iShares US Real Estate ETF	(30,967)	73,219
Government Properties Income Trust	(56,376)	66,309
Rouse Properties, Inc.	(60,320)	57,697
Entertainment Properties Trust	(16,286)	41,957
Douglas Emmett, Inc.	(32,107)	36,756
Washington Real Estate Investment Trust	(43,905)	36,383
ProLogis REIT, Inc.	(20,782)	35,651
Liberty Property Trust	(30,370)	25,120
Kilroy Realty Corp.	(14,401)	16,727
HCP REIT, Inc.	(29,951)	9,017
Weingarten Realty Investors	(28,458)	2,127
Brixmor Property Group, Inc.	(48,023)	1,562
Digital Realty Trust, Inc.	(9,926)	(2,999)
STORE Capital Corp.	(30,828)	(7,019)
Annaly Capital Management, Inc.	(76,171)	(7,221)
Apple Hospitality REIT, Inc.	(47,758)	(13,997)
LTC Properties, Inc.	(26,706)	(16,383)
National Retail Properties, Inc.	(31,444)	(16,647)
Urban Edge Properties	(51,285)	(26,215)
UDR, Inc.	(24,315)	(31,224)
Realty Income REIT Corp	(25,545)	(36,952)
Iron Mountain REIT, Inc.	(35,886)	(42,572)
Mid-America Apartment Communities, Inc.	(11,703)	(47,516)
Healthcare Realty Trust, Inc.	(48,272)	(65,127)
Total Short Swap holdings		821,689

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Rate indicated is the 7 day yield as of September 30, 2015.
[2]	Total Return is based on the return of the custom basket of short securities +/- financing at a variable rate.
[3]	Total Return is based on the return of the custom basket of long securities +/ - financing at a variable rate.
[4]	All or portion of this security is pledged as short collateral at September 30, 2015.
REIT — Real Estate Investment Trust

See Sector classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 43

RISK MANAGED REAL ESTATE FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2015

Assets:
Investments, at value (cost $109,220,054)	$106,334,989
Segregated cash with broker	14,188,523
Unrealized appreciation on swap agreements	678,433
Prepaid expenses	28,621
Cash	16,546
Receivables:
Dividends	317,857
Fund shares sold	29,531
Other assets	814
Total assets	121,595,314

Liabilities:
Securities sold short, at value (proceeds $14,860,934)	14,216,127
Unrealized depreciation on swap agreements	852,338
Payable for:
Management fees	64,684
Swap settlement	57,793
Fund shares redeemed	10,623
Fund accounting/administration fees	8,236
Transfer agent/maintenance fees	1,496
Trustees’ fees*	284
Distribution and service fees	160
Miscellaneous	11,151
Total liabilities	15,222,892
Net assets	$106,372,422

Net assets consist of:
Paid in capital	$97,340,650
Undistributed net investment income	2,679,256
Accumulated net realized gain on investments	8,766,678
Net unrealized depreciation on investments	(2,414,162)
Net assets	$106,372,422

A-Class:
Net assets	$365,568
Capital shares outstanding	12,279
Net asset value per share	$29.77
Maximum offering price per share (Net asset value divided by 95.25%)	$31.25

C-Class:
Net assets	$95,246
Capital shares outstanding	3,222
Net asset value per share	$29.56

P-Class:
Net assets	$29,736
Capital shares outstanding	999
Net asset value per share	$29.77

Institutional Class:
Net assets	$105,881,872
Capital shares outstanding	3,540,620
Net asset value per share	$29.90

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

44 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RISK MANAGED REAL ESTATE FUND

STATEMENT OF OPERATIONS
Year Ended September 30, 2015

Investment Income:
Dividends	$2,645,630
Interest	328
Total investment income	2,645,958

Expenses:
Management fees	871,163
Transfer agent/maintenance fees:
A-Class	2,894
C-Class	2,182
P-Class**	96
Institutional Class	1,031
Distribution and service fees:
A-Class	1,613
C-Class	1,046
P-Class**	20
Fund accounting/administration fees	107,098
Short sales dividend expense	1,707,408
Prime broker interest expense	206,651
Custodian fees	12,346
Trustees’ fees*	8,111
Line of credit fees	7,422
Tax expense	7,072
Miscellaneous	110,349
Total expenses	3,046,502
Net investment loss	(400,544)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	8,202,304
Swap agreements	3,167,916
Securities sold short	2,138,969
Net realized gain	13,509,189
Net change in unrealized appreciation (depreciation) on:
Investments	268,924
Securities sold short	(1,029,680)
Swap agreements	(173,904)
Net change in unrealized appreciation (depreciation)	(934,660)
Net realized and unrealized gain	12,574,529
Net increase in net assets resulting from operations	$12,173,985

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
**	Since commencement of operations: May 1, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 45

RISK MANAGED REAL ESTATE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2015	Period Ended September 30, 2014*
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(400,544)	$22,934
Net realized gain on investments	13,509,189	214,971
Net change in unrealized appreciation (depreciation) on investments	(934,660)	(1,479,502)
Net increase (decrease) in net assets resulting from operations	12,173,985	(1,241,597)

Distributions to shareholders from:
Net investment income
A-Class	(2,130)	(156)
C-Class	—	(6)
Institutional Class	(110,810)	(191,573)
Net realized gains
A-Class	(5,715)	—
C-Class	(362)	—
Institutional Class	(534,120)	—
Total distributions to shareholders	(653,137)	(191,735)

Capital share transactions:
Proceeds from sale of shares
A-Class	1,724,691	110,130
C-Class	205,333	309,239
P-Class**	30,035	—
Institutional Class	2,482,274	105,276,555
Distributions reinvested
A-Class	6,954	73
C-Class	362	—
Institutional Class	488,786	160,496
Cost of shares redeemed
A-Class	(1,496,971)	(105)
C-Class	(164,753)	(260,047)
P-Class**	—	—
Institutional Class	(12,576,840)	(11,306)
Net increase (decrease) from capital share transactions	(9,300,129)	105,585,035
Net increase in net assets	2,220,719	104,151,703

Net assets:
Beginning of period	104,151,703	—
End of period	$106,372,422	$104,151,703
Undistributed net investment income/Accumulated net investment loss at end of period	$2,679,256	$(31,134)

*	Since commencement of operations: March 28, 2014.
**	Since commencement of operations: May 1, 2015.

46 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RISK MANAGED REAL ESTATE FUND

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Year Ended September 30, 2015	Period Ended September 30, 2014*
Capital share activity:
Shares sold
A-Class	56,206	3,971
C-Class	6,656	11,307
P-Class**	999	—
Institutional Class	79,259	3,845,861
Shares issued from reinvestment of distributions
A-Class	229	3
C-Class	12	—
Institutional Class	16,219	5,733
Shares redeemed
A-Class	(48,126)	(4)
C-Class	(5,377)	(9,376)
Institutional Class	(406,035)	(417)
Net increase (decrease) in shares	(299,958)	3,857,078

*	Since commencement of operations: March 28, 2014.
**	Since commencement of operations: May 1, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 47

RISK MANAGED REAL ESTATE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2015	Period Ended September 30, 2014[a]
Per Share Data
Net asset value, beginning of period	$26.99	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	(.21)	.02
Net gain (loss) on investments (realized and unrealized)	3.18	2.06
Total from investment operations	2.97	2.08
Less distributions from:
Net investment income	(.05)	(.09)
Net realized gains	(.14)	—
Total distributions	(.19)	(.09)
Net asset value, end of period	$29.77	$26.99

Total Return[c]	10.97%	8.35%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$366	$107
Ratios to average net assets:
Net investment income (loss)	(0.67%)	0.16%
Total expenses[d]	3.41%	4.22%[f]
Net expenses[e,h]	3.04%	3.32%
Portfolio turnover rate	214%	57%

C-Class	Year Ended September 30, 2015	Period Ended September 30, 2014[a]
Per Share Data
Net asset value, beginning of period	$26.95	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	(.43)	(.23)
Net gain (loss) on investments (realized and unrealized)	3.18	2.19
Total from investment operations	2.75	1.96
Less distributions from:
Net investment income	—	(.01)
Net realized gains	(.14)	—
Total distributions	(.14)	(.01)
Net asset value, end of period	$29.56	$26.95

Total Return[c]	10.20%	7.85%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$95	$52
Ratios to average net assets:
Net investment income (loss)	(1.42%)	(1.60%)
Total expenses[d]	5.76%	9.33%[f]
Net expenses[e,h]	3.76%	2.67%
Portfolio turnover rate	214%	57%

48 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RISK MANAGED REAL ESTATE FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Period Ended September 30, 2015[g]
Per Share Data
Net asset value, beginning of period	$30.89
Income (loss) from investment operations:
Net investment income (loss)[b]	.04
Net gain (loss) on investments (realized and unrealized)	(1.16)
Total from investment operations	(1.12)
Net asset value, end of period	$29.77

Total Return[c]	(3.63%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$30
Ratios to average net assets:
Net investment income (loss)	0.30%
Total expenses[d]	4.04%[f]
Net expenses[e,h]	2.94%
Portfolio turnover rate	214%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 49

RISK MANAGED REAL ESTATE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2015	Period Ended September 30, 2014[a]
Per Share Data
Net asset value, beginning of period	$27.00	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	(.11)	.02
Net gain (loss) on investments (realized and unrealized)	3.18	2.09
Total from investment operations	3.07	2.11
Less distributions from:
Net investment income	(.03)	(.11)
Net realized gains	(.14)	—
Total distributions	(.17)	(.11)
Net asset value, end of period	$29.90	$27.00

Total Return[c]	11.36%	8.44%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$105,882	$103,993
Ratios to average net assets:
Net investment income (loss)	(0.35%)	0.11%
Total expenses[d]	2.70%	2.69%[f]
Net expenses[e,h]	2.70%	2.58%
Portfolio turnover rate	214%	57%

[a]	Since commencement of operations: March 28, 2014. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	Due to limited length of Fund operations, ratios for this period are not indicative of future performance.
[g]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[h]

Net expenses may include expenses that are excluded from the expense limitation agreement and recouped amounts. Excluding these expenses, the operating expense ratios for the periods presented would be:

	09/30/15	09/30/14
A-Class	1.30%	1.30%
C-Class	2.05%	2.05%
P-Class	1.30%	—
Institutional Class	0.99%	1.10%

50 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2015

To Our Shareholders:

Guggenheim Small Cap Value Fund (the “Fund”) is managed by a team of seasoned professionals led by James Schier, CFA, Senior Portfolio Manager. During the period, the following individuals were added as Portfolio Managers: Scott Hammond, Managing Director; Farhan Sharaff, Assistant Chief Investment Officer, Equities; and Gregg Strohkorb, CFA. In the following paragraphs, the team discusses performance of the Fund for the fiscal year ended September 30, 2015.

For the year ended September 30, 2015, the Guggenheim Small Cap Value Fund returned -5.23%1, compared with the -1.60% return of its benchmark, the Russell 2000 Value Index.

Strategy and Market Overview

Our investment approach focuses on understanding how companies make money and how easily companies can improve returns, maintain existing high levels of profitability, or benefit from change that occurs within the industry in which they operate. In today’s rapidly changing environment marked by very sharp and quick, but constrained volatility, our long-term orientation and discipline are a competitive advantage. This should become especially critical when the environment of indiscriminant valuation expansion subsides, and fundamentals once again become a more dominant factor in the market.

Performance Review

On the positive side, stock selection and an underweight in the Materials sector represented the leading contributor to return. Also contributing was stock selection in the Consumer Discretionary and Financials sectors. The Financials allocation grew over the period as a result of a larger allocation to REITs (real estate investment trusts). In the prior year, the Fund was underweight REITs (and Financials), which was damaging as REITs were performing well. In early 2015, the Fund began to view REITs as a sector rather than an industry within a sector, leading the Fund to have a weighting that is in line with the minimum the Fund would have for any significant sector. The weighting disparity was significantly lower at the end of the period. That brought the Financials sector closer to equal weight with the index.

The leading individual contributor to performance was property and casualty insurer Hanover Insurance Group, Inc., one of the Fund’s long-time largest holdings. The property and casualty market was favored because of its positive pricing trends. The second-largest individual contributor was CubeSmart, a self-storage REIT. The third-largest individual contributor was Consumer Discretionary holding PapaMurphy’s Holdings, Inc., franchisor of the Take ‘N’ Bake Pizza chain. All three benefited from strong earnings over the period.

Detracting most from Fund performance for the period was stock selection within Industrials, Information Technology, and Energy. Although the Industrials exposure was reduced over the period, the Fund maintains a significant overweight to the sector. The portfolio’s holdings include a number of companies that have an engineering and construction orientation, or are tied into fairly large, visible infrastructure projects. The market has favored businesses that experience an immediate pick-up in business as the economy improves, rather than companies reliant on long project rollouts.

What was owned in Energy focused on oil-centric production and service companies, which tended to experience the brunt of the market’s selling in the sector. The Fund believes the companies it owns in the sector have manageable leverage and liquidity to weather the storm in commodity prices. The sector provided the two leading individual detractors for the Fund for the period, Patterson-UTI Energy, Inc., which provides onshore drilling services, and Resolute Energy Corp., an exploration and production (E&P) company which turned in poor earnings. Over the past several quarters, the Fund has also been slowly shifting its energy focus from almost exclusively E&P shale players to more of a balance between E&P companies and service companies, while avoiding the refiners segment.

The Information Technology sector had the other leading individual detractor from return, Silicon Graphics International Corp. The company in the third quarter of 2015 guided revenue to the lower end of guidance even though earnings were ahead of expectations. This, plus the fact that the company depends on the Federal government for a significant portion of its revenues, has made the stock unusually sensitive to the budget discussions underway.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 51

MANAGERS’ COMMENTARY (Unaudited)(concluded)	September 30, 2015

Portfolio Positioning

The largest relative sector exposures for the year were an underweight in Financials and an overweight in Industrials. Both the underweight position and the overweight position were slimmed down over the period. Both these stances detracted from performance for the period.

Within Financials, REITs performed well particularly early in the period, and the strategy’s earlier underweighting in this industry was a difficult bias to overcome. However, the Fund over the period increased its REIT holdings to about 8%, which is half the benchmark weighting, from a negligible amount.

The Industrials sector is large and eclectic, and in which the Fund has diverse holdings. The portfolio’s holdings tended to lack the energy end-market exposure that many names in the benchmark possess.

Portfolio and Market Outlook

Despite a firming economy, investors continued to be very cautious during the quarter as safe-haven areas such as Consumer Staples, Utilities, and REITs performed the best, while Energy, Information Technology, and Industrials lagged. Companies tied to the commodity cycle were especially hard hit late in the period. As the world continues to look towards the U.S. economy to be the engine for growth, and as foreign investors continue to fear the safety of their own currencies and economies, interest in U.S. assets should continue to be robust. The prolonged decline in U.S. government bond yields should continue to make equities an attractive alternative for incremental investment dollars.

Our portfolios tend to reflect a bias toward companies with balance sheet quality. We continue to find niche companies with what we believe to be attractive growth opportunities, and, as such, are constructive on the outlook.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

52 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2015

SMALL CAP VALUE FUND

OBJECTIVE: Seeks long-term capital appreciation.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	July 11, 2008
C-Class	July 11, 2008
P-Class	May 1, 2015
Institutional Class	July 11, 2008

Ten Largest Holdings (% of Total Net Assets)
Endurance Specialty Holdings Ltd.	3.0%
CubeSmart	2.8%
Diebold, Inc.	2.7%
Hanover Insurance Group, Inc.	2.7%
Laclede Group, Inc.	2.7%
Emergent BioSolutions, Inc.	2.7%
Berkshire Hills Bancorp, Inc.	2.6%
Apartment Investment & Management Co. — Class A	2.5%
Navigators Group, Inc.	2.2%
FLIR Systems, Inc.	2.1%
Top Ten Total	26.0%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 53

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2015

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2015

	1 Year	5 Year	Since Inception (07/11/08)
A-Class Shares	-5.23%	8.71%	12.98%
A-Class Shares with sales charge†	-9.74%	7.43%	12.05%
C-Class Shares	-5.97%	7.88%	12.15%
C-Class Shares with CDSC§	-6.72%	7.88%	12.15%
Russell 2000 Value Index	-1.60%	10.17%	7.62%
			Since Inception (05/01/15)
P-Class Shares			-10.82%
Russell 2000 Value Index			-10.17%
	1 Year	5 Year	Since Inception (07/11/08)
Institutional Class Shares	-5.01%	8.95%	13.23%
Russell 2000 Value Index	-1.60%	10.17%	7.62%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class, P-Class and Institutional Class will vary due to differences in fee structures.

†

Effective February 22, 2011, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the 5 Year and since inception average annual returns (based on subscriptions made prior to February 22, 2011), and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after February 22, 2011.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

54 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	September 30, 2015
SMALL CAP VALUE FUND

	Shares	Value

COMMON STOCKS† - 96.0%

Financial - 34.3%
Endurance Specialty Holdings Ltd.	9,124	$556,838
CubeSmart	19,084	519,276
Hanover Insurance Group, Inc.	6,479	503,417
Berkshire Hills Bancorp, Inc.	17,610	484,979
Apartment Investment & Management Co. — Class A	12,250	453,495
Navigators Group, Inc.*	5,200	405,496
Sun Communities, Inc.	5,344	362,109
Horace Mann Educators Corp.	10,330	343,163
Camden Property Trust	4,390	324,421
Wintrust Financial Corp.	5,370	286,919
BioMed Realty Trust, Inc.	13,460	268,931
Chatham Lodging Trust	11,920	256,042
Argo Group International Holdings Ltd.	4,241	239,998
Cathay General Bancorp	7,540	225,898
1st Source Corp.	6,095	187,726
Radian Group, Inc.	11,100	176,601
Fulton Financial Corp.	13,239	160,192
Acacia Research Corp.	17,300	157,084
Parkway Properties, Inc.	7,236	112,592
Prosperity Bancshares, Inc.	2,070	101,658
NorthStar Realty Finance Corp.	7,450	92,008
Trustmark Corp.	2,830	65,571
Umpqua Holdings Corp.	3,150	51,345
Communications Sales & Leasing, Inc.	2,050	36,695
Total Financial		6,372,454

Consumer, Non-cyclical - 20.5%
Emergent BioSolutions, Inc.*	17,540	499,714
ABM Industries, Inc.	13,930	380,428
Omega Protein Corp.*	15,990	271,350
Invacare Corp.	17,790	257,421
Everi Holdings, Inc.*	42,790	219,513
Kindred Healthcare, Inc.	12,694	199,931
Sanderson Farms, Inc.	2,800	191,996
Navigant Consulting, Inc.*	11,560	183,920
Premier, Inc. — Class A*	4,320	148,478
Patterson Companies, Inc.	3,370	145,753
ICU Medical, Inc.*	1,325	145,088
Darling Ingredients, Inc.*	12,360	138,926
Surgical Care Affiliates, Inc.*	3,954	129,256
Greatbatch, Inc.*	2,238	126,268
Great Lakes Dredge & Dock Corp.*	24,608	124,024
HealthSouth Corp.	3,050	117,029
Globus Medical, Inc. — Class A*	5,600	115,696
Depomed, Inc.*	5,262	99,189
IPC Healthcare, Inc.*	1,240	96,336
Brookdale Senior Living, Inc. — Class A*	3,820	87,707
Universal Corp.	1,260	62,458
ICF International, Inc.*	1,573	47,803
Total Consumer, Non-cyclical		3,788,284

Technology - 10.8%
Diebold, Inc.	17,030	506,982
Maxwell Technologies, Inc.*	49,188	266,599
ManTech International Corp. — Class A	8,560	219,991
IXYS Corp.	19,385	216,337
Silicon Graphics International Corp.*	41,420	162,781
Mercury Systems, Inc.*	9,190	146,213
Brooks Automation, Inc.	11,910	139,466
Cree, Inc.*	5,290	128,177
KEYW Holding Corp.*	18,304	112,570
Super Micro Computer, Inc.*	3,783	103,125
Total Technology		2,002,241

Industrial - 9.3%
FLIR Systems, Inc.	13,830	387,102
Rofin-Sinar Technologies, Inc.*	9,550	247,632
Oshkosh Corp.	6,144	223,212
Marten Transport Ltd.	12,120	195,979
Gentex Corp.	9,204	142,662
Werner Enterprises, Inc.	5,480	137,548
Celadon Group, Inc.	8,132	130,275
LMI Aerospace, Inc.*	9,250	95,090
Rand Logistics, Inc.*	34,819	74,512
Kirby Corp.*	770	47,702
Knight Transportation, Inc.	1,940	46,560
Total Industrial		1,728,274

Utilities - 6.5%
Laclede Group, Inc.	9,186	500,913
Avista Corp.	7,810	259,682
Black Hills Corp.	6,250	258,375
Portland General Electric Co.	4,910	181,523
Total Utilities		1,200,493

Consumer, Cyclical - 5.8%
International Speedway Corp. — Class A	9,191	291,540
Ryland Group, Inc.	4,680	191,084
JC Penney Company, Inc.*	14,860	138,049
Essendant, Inc.	4,250	137,828
Ascena Retail Group, Inc.*	8,500	118,235
ScanSource, Inc.*	2,820	99,997
Sonic Automotive, Inc. — Class A	2,170	44,311
Fossil Group, Inc.*	780	43,586
Total Consumer, Cyclical		1,064,630

Basic Materials - 3.2%
Reliance Steel & Aluminum Co.	2,480	133,945
Royal Gold, Inc.	2,150	101,007

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 55

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2015
SMALL CAP VALUE FUND

	Shares	Value

Landec Corp.*	7,896	$92,146
Olin Corp.	5,032	84,588
Luxfer Holdings plc ADR	7,630	82,328
Stillwater Mining Co.*	4,570	47,208
Intrepid Potash, Inc.*	7,984	44,231
Total Basic Materials		585,453

Energy - 3.0%
Patterson-UTI Energy, Inc.	13,180	173,185
Oasis Petroleum, Inc.*	15,580	135,235
Superior Energy Services, Inc.	8,870	112,028
Rowan Companies plc — Class A	5,620	90,763
Sanchez Energy Corp.*	6,288	38,671
Total Energy		549,882

Communications - 2.6%
DigitalGlobe, Inc.*	13,908	264,530
Finisar Corp.*	12,450	138,569
Liquidity Services, Inc.*	9,495	70,168
Total Communications		473,267

Total Common Stocks
(Cost $18,967,664)		17,764,978

CONVERTIBLE PREFERRED STOCKS††† - 0.0%
Thermoenergy Corp.*,1	6,250	16
Total Convertible Preferred Stocks
(Cost $5,968)		16

SHORT TERM INVESTMENTS† - 2.1%
Dreyfus Treasury Prime Cash Management Institutional Shares 0.00%[2]	383,245	383,245
Total Short Term Investments
(Cost $383,245)		383,245

Total Investments - 98.1%
(Cost $19,356,877)		$18,148,239
Other Assets & Liabilities, net - 1.9%		358,774
Total Net Assets - 100.0%		$18,507,013

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]

PIPE (Private Investment in Public Equity) - Stock issued by a company in the secondary market as a means of raising capital more quickly and less expensively than through registration of a secondary public offering.

[2]	Rate indicated is the 7 day yield as of September 30, 2015.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector classification in Other Information section.

56 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SMALL CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2015

Assets:
Investments, at value (cost $19,356,877)	$18,148,239
Prepaid expenses	29,203
Receivables:
Securities sold	318,031
Fund shares sold	82,023
Dividends	29,623
Total assets	18,607,119

Liabilities:
Payable for:
Securities purchased	48,529
Fund shares redeemed	19,803
Distribution and service fees	7,102
Transfer agent/maintenance fees	3,965
Management fees	2,506
Fund accounting/administration fees	1,491
Trustees’ fees*	221
Professional fees	6,664
Miscellaneous	9,825
Total liabilities	100,106
Net assets	$18,507,013

Net assets consist of:
Paid in capital	$18,471,118
Accumulated net investment loss	(9,380)
Accumulated net realized gain on investments	1,253,913
Net unrealized depreciation on investments	(1,208,638)
Net assets	$18,507,013

A-Class:
Net assets	$12,865,891
Capital shares outstanding	1,007,082
Net asset value per share	$12.78
Maximum offering price per share (Net asset value divided by 95.25%)	$13.42

C-Class:
Net assets	$5,173,222
Capital shares outstanding	432,778
Net asset value per share	$11.95

P-Class:
Net assets	$9,017
Capital shares outstanding	706
Net asset value per share	$12.77

Institutional Class
Net assets	$458,883
Capital shares outstanding	38,816
Net asset value per share	$11.82

STATEMENT OF OPERATIONS
Year Ended September 30, 2015

Investment Income:
Dividends (net of foreign withholding tax of $915)	$338,400
Total investment income	338,400

Expenses:
Management fees	233,901
Transfer agent/maintenance fees:
A-Class	30,932
C-Class	12,551
P-Class**	89
Institutional Class	1,033
Distribution and service fees:
A-Class	39,665
C-Class	68,777
P-Class**	10
Fund accounting/administration fees	22,220
Registration fees	50,606
Custodian fees	7,797
Tax expense	3,075
Trustees’ fees*	2,757
Line of credit fees	2,504
Miscellaneous	37,594
Total expenses	513,511
Less:
Expenses waived by Adviser	(153,832)
Net expenses	359,679
Net investment loss	(21,279)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,580,686
Net realized gain	2,580,686
Net change in unrealized appreciation (depreciation) on:
Investments	(3,368,440)
Net change in unrealized appreciation (depreciation)	(3,368,440)
Net realized and unrealized loss	(787,754)
Net decrease in net assets resulting from operations	$(809,033)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
**	Since commencement of operations: May 1, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 57

SMALL CAP VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2015	Year Ended September 30, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(21,279)	$(90,719)
Net realized gain on investments	2,580,686	8,751,257
Net change in unrealized appreciation (depreciation) on investments	(3,368,440)	(7,309,504)
Net increase (decrease) in net assets resulting from operations	(809,033)	1,351,034

Distributions to shareholders from:
Net investment income
A-Class	(85,715)	(33,808)
Institutional Class	(60,526)	(89,016)
Net realized gains
A-Class	(3,174,844)	(1,236,307)
C-Class	(1,734,594)	(508,183)
Institutional Class	(145,234)	(1,474,064)
Total distributions to shareholders	(5,200,913)	(3,341,378)

Capital share transactions:
Proceeds from sale of shares
A-Class	4,411,252	9,171,920
C-Class	563,350	4,179,080
P-Class*	10,100	—
Institutional Class	415,494	559,915
Distributions reinvested
A-Class	3,225,514	1,239,655
C-Class	1,687,462	485,717
Institutional Class	119,479	25,070
Cost of shares redeemed
A-Class	(8,280,585)	(8,482,138)
C-Class	(3,649,333)	(1,429,909)
Institutional Class	(608,113)	(21,823,574)
Net decrease from capital share transactions	(2,105,380)	(16,074,264)
Net decrease in net assets	(8,115,326)	(18,064,608)

Net assets:
Beginning of year	26,622,339	44,686,947
End of year	$18,507,013	$26,622,339
Accumulated net investment loss at end of year	$(9,380)	$(146,970)

Capital share activity:
Shares sold
A-Class	298,616	506,970
C-Class	41,676	242,648
P-Class*	706	—
Institutional Class	31,665	30,658
Shares issued from reinvestment of distributions
A-Class	230,223	71,163
C-Class	127,935	29,190
Institutional Class	9,233	1,422
Shares redeemed
A-Class	(552,933)	(472,674)
C-Class	(271,052)	(82,761)
Institutional Class	(46,285)	(1,224,766)
Net decrease in shares	(130,216)	(898,150)

*	Since commencement of operations: May 1, 2015.

58 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011
Per Share Data
Net asset value, beginning of period	$16.82	$17.81	$15.04	$11.66	$14.35
Income (loss) from investment operations:
Net investment income (loss)[a]	.02	(.03)	(—)[b]	(.03)	(.07)
Net gain (loss) on investments (realized and unrealized)	(.60)	.26	4.05	3.73	(.63)
Total from investment operations	(.58)	.23	4.05	3.70	(.70)
Less distributions from:
Net investment income	(.09)	(.03)	(.01)	—	—
Net realized gains	(3.37)	(1.19)	(1.27)	(.32)	(1.99)
Total distributions	(3.46)	(1.22)	(1.28)	(.32)	(1.99)
Net asset value, end of period	$12.78	$16.82	$17.81	$15.04	$11.66

Total Return[c]	(5.23%)	1.07%	29.39%	32.19%	(7.31%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,866	$17,342	$16,487	$12,294	$7,592
Ratios to average net assets:
Net investment income (loss)	0.13%	(0.14%)	(0.02%)	(0.24%)	(0.52%)
Total expenses	1.99%	1.85%	1.91%	2.14%	2.33%
Net expenses[d]	1.32%[f]	1.32%[f]	1.30%	1.30%	1.30%
Portfolio turnover rate	62%	45%	34%	62%	70%

C-Class	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011
Per Share Data
Net asset value, beginning of period	$15.96	$17.05	$14.54	$11.36	$14.13
Income (loss) from investment operations:
Net investment income (loss)[a]	(.09)	(.15)	(.12)	(.14)	(.18)
Net gain (loss) on investments (realized and unrealized)	(.55)	.25	3.90	3.64	(.60)
Total from investment operations	(.64)	.10	3.78	3.50	(.78)
Less distributions from:
Net realized gains	(3.37)	(1.19)	(1.27)	(.32)	(1.99)
Total distributions	(3.37)	(1.19)	(1.27)	(.32)	(1.99)
Net asset value, end of period	$11.95	$15.96	$17.05	$14.54	$11.36

Total Return[c]	(5.97%)	0.30%	28.34%	31.35%	(8.07%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,173	$8,527	$5,885	$3,026	$2,305
Ratios to average net assets:
Net investment income (loss)	(0.65%)	(0.87%)	(0.75%)	(1.00%)	(1.26%)
Total expenses	2.72%	2.51%	2.58%	2.70%	3.07%
Net expenses[d]	2.08%[f]	2.07%[f]	2.05%	2.05%	2.05%
Portfolio turnover rate	62%	45%	34%	62%	70%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 59

SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Period Ended September 30, 2015[e]
Per Share Data
Net asset value, beginning of period	$14.33
Income (loss) from investment operations:
Net investment income (loss)[a]	.04
Net gain (loss) on investments (realized and unrealized)	(1.60)
Total from investment operations	(1.56)
Net asset value, end of period	$12.77

Total Return[c]	(10.82%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9
Ratios to average net assets:
Net investment income (loss)	0.60%
Total expenses	4.04%
Net expenses[d,f]	1.31%
Portfolio turnover rate	62%

60 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011
Per Share Data
Net asset value, beginning of period	$17.04	$18.04	$15.21	$11.76	$14.43
Income (loss) from investment operations:
Net investment income (loss)[a]	.05	.01	.04	— [b]	(.04)
Net gain (loss) on investments (realized and unrealized)	(.49)	.25	4.10	3.77	(.64)
Total from investment operations	(.44)	.26	4.14	3.77	(.68)
Less distributions from:
Net investment income	(1.41)	(.07)	(.04)	—	—
Net realized gains	(3.37)	(1.19)	(1.27)	(.32)	(1.99)
Total distributions	(4.78)	(1.26)	(1.31)	(.32)	(1.99)
Net asset value, end of period	$11.82	$17.04	$18.04	$15.21	$11.76

Total Return[c]	(5.01%)	1.21%	29.74%	32.51%	(7.11%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$459	$753	$22,315	$18,591	$638
Ratios to average net assets:
Net investment income (loss)	0.33%	0.05%	0.23%	0.02%	(0.30%)
Total expenses	1.70%	1.33%	1.34%	1.44%	2.09%
Net expenses[d]	1.07%[f]	1.07%[f]	1.05%	1.05%	1.05%
Portfolio turnover rate	62%	45%	34%	62%	70%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Net investment income is less than $0.01 per share.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Net expense information reflects the expense ratios after expense waivers.
[e]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the operation expense ratios for the periods presented would be:

	09/30/15	09/30/14
A-Class	1.30%	1.30%
C-Class	2.05%	2.05%
P-Class	1.30%	—
Institutional Class	1.05%	1.05%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 61

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2015

To Our Shareholders:

Guggenheim StylePlusTM—Large Core Fund (the “Fund”) is managed by a team of seasoned professionals, including B. Scott Minerd, Global Chairman of Investments and Chief Investment Officer; Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities; Jayson Flowers, Senior Managing Director and Head of Equity and Derivative Strategies; and Scott Hammond, Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses performance for the fiscal year ended September 30, 2015.

For the year ended September 30, 2015, the Guggenheim StylePlus—Large Core Fund returned -0.84%1, compared with the -0.61% return of its benchmark, the S&P 500 Index.

Through a combination of an allocation to actively managed individual equity, passive equity, and actively managed fixed income, the Fund seeks to exceed the total return of the S&P 500 Index. The allocation to actively managed individual equity via stocks, and passive equity via derivatives, is designed to provide exposure to large core equity. Remaining Fund assets are invested in the Guggenheim Strategy Funds, short-term fixed-income investment companies advised by Guggenheim Investments. The Strategy Funds invest in a diversified portfolio of debt securities and financial instruments providing exposure to fixed income markets. The investment objective of the Guggenheim Strategy Funds is to seek a high level of income consistent with the preservation of capital. For the one-year period ended September 30, 2015, investment in the Guggenheim Strategy Funds has benefited Fund performance relative to investing in other short-term investments such as overnight repurchase agreements. The actively managed equity and fixed income components seek to provide multiple sources of outperformance and take advantage of Guggenheim’s competencies in both fixed income and systematic stock selection.

The passive equity position uses derivatives such as swap agreements to gain exposure to the index. The Fund’s fixed income component invests in a variety of fixed income sectors, including asset-backed securities (ABS), mortgage-backed securities (MBS), high yield corporate bonds, and bank loans.

The active and passive decisions seek to add value by tactically allocating to actively managed equity through quantitative selection models when stock picking opportunities are high. During periods when Guggenheim views these opportunities to be less attractive, the Fund seeks to increase its passive exposure to equities and the allocation to fixed-income securities. The prospective return during such periods is the equity index plus an “alpha” component coming from the yield of the fixed-income overlay.

Performance Review

The Fund had slightly negative performance over the period. The fixed income sleeve was the largest positive contributor to performance. The actively managed equity sleeve contributed slightly to performance. The passive equity position, maintained through swap agreements, was a detractor from performance for the period.

For the Fund’s total equity position over the period, 15-20% was allocated to actively managed equity and 80-85% to passive equity. The actively managed equity sleeve decreased toward 15% over the period as the outlook for active stock selection grew less favorable, with a corresponding higher allocation of 85% to the passive equity position.

When compared with the index, the total equity position (actively managed individual equity plus passive equity derivatives) was most overweight the Industrials and Consumer Staples sectors and most underweight the Consumer Discretionary and Financials sectors.

62 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)(concluded)	September 30, 2015

Uncorrelated with the Fund’s active equity component, the fixed-income component was largely invested in ABS and MBS. These positions constituted the majority of the fixed income sleeve’s total return.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 63

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2015

STYLEPLUS—LARGE CORE FUND

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Portfolio Composition by Quality Rating*
Rating
Fixed Income Instruments
AAA	0.5%
AA	0.7%
A	0.8%
Other Instruments	98.0%
Total Investments	100.0%

The chart above reflects percentages of the value of total investments.

Inception Dates:
A-Class	September 10, 1962
C-Class	January 29, 1999
P-Class	May 1, 2015
Institutional Class	March 1, 2012

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund III	27.8%
Guggenheim Strategy Fund II	27.8%
Guggenheim Strategy Fund I	23.5%
Apple, Inc.	0.7%
Black Diamond CLO Delaware Corp.	0.7%
Black Diamond CLO 2006-1 Luxembourg S.A.	0.5%
Procter & Gamble Co.	0.4%
Pfizer, Inc.	0.4%
Exxon Mobil Corp.	0.3%
General Electric Co.	0.3%
Top Ten Total	82.4%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

*

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, which are all a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted Moody’s and Fitch ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

64 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2015

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2015

	1 Year	5 Year	10 Year
A-Class Shares	-0.84%	10.93%	4.36%
A-Class Shares with sales charge†	-5.54%	9.61%	3.74%
C-Class Shares	-1.72%	9.94%	3.52%
C-Class Shares with CDSC§	-2.56%	9.94%	3.52%
S&P 500 Index	-0.61%	13.34%	6.80%
			Since Inception (05/01/15)
P-Class Shares			-8.69%
S&P 500 Index			-8.07%
		1 Year	Since Inception (03/01/12)
Institutional Class Shares		-0.75%	10.14%
S&P 500 Index		-0.61%	12.14%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class, P-Class and Institutional Class will vary due to differences in fee structures.

†

Effective February 22, 2011, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the 5 Year and 10 Year average annual returns (based on subscriptions made prior to February 22, 2011), and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after February 22, 2011.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 65

SCHEDULE OF INVESTMENTS	September 30, 2015
STYLEPLUS—LARGE CORE FUND

	Shares	Value

COMMON STOCKS† - 15.8%

Consumer, Non-cyclical - 5.2%
Procter & Gamble Co.	9,357	$673,142
Pfizer, Inc.	20,516	644,407
Altria Group, Inc.	9,449	514,025
UnitedHealth Group, Inc.	4,362	506,036
Coca-Cola Co.	11,127	446,415
PepsiCo, Inc.	4,702	443,399
Gilead Sciences, Inc.	4,427	434,686
AbbVie, Inc.	7,979	434,137
Express Scripts Holding Co.*	4,924	398,647
Danaher Corp.	4,671	398,016
Philip Morris International, Inc.	4,763	377,849
McKesson Corp.	2,007	371,356
General Mills, Inc.	6,606	370,795
Amgen, Inc.	2,596	359,079
Colgate-Palmolive Co.	5,386	341,796
Archer-Daniels-Midland Co.	8,147	337,693
Cardinal Health, Inc.	4,371	335,780
HCA Holdings, Inc.*	4,068	314,700
AmerisourceBergen Corp. — Class A	2,471	234,720
Estee Lauder Companies, Inc. — Class A	2,762	222,838
Kellogg Co.	2,796	186,074
Medtronic plc	2,585	173,040
Johnson & Johnson	1,767	164,949
Anthem, Inc.	897	125,580
Allergan plc*	455	123,674
Biogen, Inc.*	413	120,518
Celgene Corp.*	1,024	110,766
Reynolds American, Inc.	2,236	98,988
Aetna, Inc.	827	90,482
Moody’s Corp.	903	88,675
Total Consumer, Non-cyclical		9,442,262

Industrial - 2.7%
General Electric Co.	24,092	607,601
United Parcel Service, Inc. — Class B	4,421	436,308
United Technologies Corp.	4,872	433,559
TE Connectivity Ltd.	6,157	368,743
Waste Management, Inc.	7,072	352,256
FedEx Corp.	2,420	348,432
Boeing Co.	2,593	339,554
Lockheed Martin Corp.	1,404	291,064
General Dynamics Corp.	1,872	258,242
Raytheon Co.	2,351	256,870
Northrop Grumman Corp.	1,482	245,938
Deere & Co.	2,517	186,258
Union Pacific Corp.	2,078	183,716
Emerson Electric Co.	3,751	165,682
3M Co.	1,038	147,157
Illinois Tool Works, Inc.	1,479	121,736
Eaton Corporation plc	1,928	98,906
Total Industrial		4,842,022
Technology - 2.5%
Apple, Inc.	11,410	1,258,522
Microsoft Corp.	13,170	582,904
Oracle Corp.	14,435	521,392
Accenture plc — Class A	4,434	435,685
International Business Machines Corp.	2,936	425,632
EMC Corp.	16,094	388,831
Hewlett-Packard Co.	13,978	357,977
Intuit, Inc.	2,670	236,963
Texas Instruments, Inc.	4,757	235,567
Skyworks Solutions, Inc.	1,052	88,589
Total Technology		4,532,062

Communications - 1.3%
Cisco Systems, Inc.	21,198	556,447
Comcast Corp. — Class A	9,136	519,656
Google, Inc. — Class C*	719	437,454
Facebook, Inc. — Class A*	2,604	234,100
eBay, Inc.*	7,776	190,045
Walt Disney Co.	924	94,433
Amazon.com, Inc.*	182	93,164
AT&T, Inc.	2,826	92,071
Verizon Communications, Inc.	2,045	88,978
Viacom, Inc. — Class B	2,000	86,300
Total Communications		2,392,648

Financial - 1.3%
Citigroup, Inc.	11,355	563,323
Capital One Financial Corp.	5,043	365,719
Prudential Financial, Inc.	4,577	348,813
JPMorgan Chase & Co.	4,985	303,935
Bank of America Corp.	9,580	149,256
MetLife, Inc.	2,922	137,772
Visa, Inc. — Class A	1,958	136,394
Wells Fargo & Co.	2,549	130,891
Berkshire Hathaway, Inc. — Class B*	952	124,141
Progressive Corp.	3,124	95,719
Total Financial		2,355,963

Energy - 1.2%
Exxon Mobil Corp.	8,284	615,915
Schlumberger Ltd.	4,935	340,367
Chevron Corp.	4,119	324,907
Occidental Petroleum Corp.	3,347	221,404
Kinder Morgan, Inc.	7,992	221,219
EOG Resources, Inc.	2,050	149,240
Valero Energy Corp.	2,023	121,582
Marathon Petroleum Corp.	2,324	107,671
Halliburton Co.	2,484	87,809
Total Energy		2,190,114

Consumer, Cyclical - 1.0%
CVS Health Corp.	5,024	484,716
Walgreens Boots Alliance, Inc.	5,093	423,228

66 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2015
STYLEPLUS—LARGE CORE FUND

	Shares	Value

Ford Motor Co.	30,010	$407,236
Delta Air Lines, Inc.	8,687	389,786
Wal-Mart Stores, Inc.	2,847	184,599
Total Consumer, Cyclical		1,889,565

Utilities - 0.3%
NextEra Energy, Inc.	3,892	379,665
Southern Co.	2,152	96,194
Total Utilities		475,859

Basic Materials - 0.3%
LyondellBasell Industries N.V. — Class A	3,272	272,754
Dow Chemical Co.	2,167	91,881
Newmont Mining Corp.	5,658	90,924
Total Basic Materials		455,559

Total Common Stocks
(Cost $29,291,574)		28,576,054

MUTUAL FUNDS† - 79.0%
Guggenheim Strategy Fund III[1]	2,022,072	50,309,143
Guggenheim Strategy Fund II1	2,020,756	50,215,775
Guggenheim Strategy Fund I1	1,709,111	42,522,683
Total Mutual Funds
(Cost $143,365,383)		143,047,601

SHORT TERM INVESTMENTS† - 1.5%
Dreyfus Treasury Prime Cash Management Institutional Shares 0.00%[2]	2,638,117	2,638,117
Total Short Term Investments
(Cost $2,638,117)		2,638,117

	Face Amount

ASSET BACKED SECURITIES†† - 2.0%
Collaterialized Loan Obligations - 2.0%
Black Diamond CLO Delaware Corp.
2005-1A, 2.25% due 06/20/17[3,4]	$1,250,000	1,233,668
Black Diamond CLO 2006-1 Luxembourg S.A.
2007-1A, 0.68% due 04/29/19[3,4]	900,000	868,597
Halcyon Loan Advisors Funding Ltd.
2012-1A, 3.32% due 08/15/23[3,4]	500,000	490,225
NewStar Commercial Loan Trust
2007-1A, 1.62% due 09/30/22[3,4]	500,000	476,214
Brentwood CLO Corp.
2006-1A, 1.12% due 02/01/22[3,4]	500,000	475,420
Total Collateralized Loan Obligations		3,544,124
Total Asset Backed Securities
(Cost $3,516,973)		3,544,124

Total Investments - 98.3%
(Cost $178,812,047)		$177,805,896
Other Assets & Liabilities, net - 1.7%		3,026,685
Total Net Assets - 100.0%		$180,832,581

	Contracts	Unrealized Gain (Loss)

EQUITY FUTURES CONTRACTS PURCHASED†
December 2015 S&P 500 Index Mini Futures Contracts (Aggregate Value of Contracts $1,526,600)	16	$(33,571)

	Units

OTC EQUITY INDEX SWAP AGREEMENTS††
Bank of America S&P 500 Index Swap October 2015 S&P 500 Index Swap, Terminating 10/05/15[5] (Notional Value $12,100,029)	6,302	$291
Bank of America S&P 500 Total Return Index Swap September 2016 S&P 500 Index Swap, Terminating 09/05/16[5] (Notional Value $37,296,103)	10,447	(3,442,222)
Morgan Stanley Capital Services, Inc. July 2016 S&P 500 Index Swap, Terminating 07/05/16[5] (Notional Value $101,378,142)	28,397	(9,338,048)
(Total Notional Value $150,774,274)		$(12,779,979)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer — See Note 8.
[2]	Rate indicated is the 7 day yield as of September 30, 2015.
[3]	Variable rate security. Rate indicated is rate effective at September 30, 2015.
[4]

Security is a 144A or Section 4(a)(2) security. The total market value of 144A or Section 4(a)(2) securities is $3,544,124 (cost $3,516,973), or 2.0% of total net assets. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

[5]	Total Return based on S&P 500 Index +/- financing at a variable rate.
plc — Public Limited Company

See Sector classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 67

STYLEPLUS—LARGE CORE FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2015

Assets:
Investments in unaffiliated issuers, at value (cost $35,446,664)	$34,758,295
Investments in affiliated issuers, at value (cost $143,365,383)	143,047,601
Total investments (cost $178,812,047)	177,805,896
Cash	1,701
Segregated cash with broker	16,187,707
Prepaid expenses	30,228
Unrealized appreciation on swap agreements	291
Receivables:
Dividends	213,319
Securities sold	157,571
Variation margin	27,000
Fund shares sold	25,058
Interest	5,567
Total assets	194,454,338

Liabilities:
Unrealized depreciation on swap agreements	12,780,270
Payable for:
Swap settlement	323,735
Securities purchased	175,245
Management fees	113,662
Fund shares redeemed	83,584
Distribution and service fees	39,575
Transfer agent/maintenance fees	25,902
Fund accounting/administration fees	14,397
Trustees’ fees*	6,192
Miscellaneous	59,195
Total liabilities	13,621,757
Net assets	$180,832,581

Net assets consist of:
Paid in capital	$174,561,713
Undistributed net investment income	688,782
Accumulated net realized gain on investments	19,401,787
Net unrealized depreciation on investments	(13,819,701)
Net assets	$180,832,581

A-Class:
Net assets	$177,748,100
Capital shares outstanding	8,407,804
Net asset value per share	$21.14
Maximum offering price per share (Net asset value divided by 95.25%)	$22.19

C-Class:
Net assets	$2,767,373
Capital shares outstanding	161,200
Net asset value per share	$17.17

P-Class:
Net assets	$13,933
Capital shares outstanding	660
Net asset value per share	$21.11

Institutional Class:
Net assets	$303,175
Capital shares outstanding	14,439
Net asset value per share	$21.00

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

68 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STYLEPLUS—LARGE CORE FUND

STATEMENT OF OPERATIONS
Year Ended September 30, 2015

Investment Income:
Dividends from securities of affiliated issuers	$1,999,460
Dividends from securities of unaffiliated issuers	741,730
Interest	880,399
Total investment income	3,621,589

Expenses:
Management fees	1,506,012
Transfer agent/maintenance fees:
A-Class	238,128
B-Class	14,401
C-Class	9,935
P-Class**	9
Institutional Class	336
Distribution and service fees:
A-Class	488,171
B-Class	21,136
C-Class	33,030
P-Class**	12
Fund accounting/administration fees	190,759
Line of credit fees	29,284
Trustees’ fees*	19,996
Custodian fees	18,161
Tax expense	9
Miscellaneous	135,748
Total expenses	2,705,127
Net investment income	916,462

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	4,312,344
Investments in affiliated issuers	(56,207)
Swap agreements	17,355,677
Futures contracts	(48,043)
Net realized gain	21,563,771
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(4,564,487)
Investments in affiliated issuers	(71,475)
Swap agreements	(18,461,208)
Futures contracts	(24,861)
Net change in unrealized appreciation (depreciation)	(23,122,031)
Net realized and unrealized loss	(1,558,260)
Net decrease in net assets resulting from operations	$(641,798)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
**	Since commencement of operations: May 1, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 69

STYLEPLUS—LARGE CORE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2015	Year Ended September 30, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment income	$916,462	$1,594,339
Net realized gain on investments	21,563,771	32,337,769
Net change in unrealized appreciation (depreciation) on investments	(23,122,031)	3,604,720
Net increase (decrease) in net assets resulting from operations	(641,798)	37,536,828

Distributions to shareholders from:
Net investment income
A-Class	(1,732,889)	(394,204)
C-Class	(12,770)	—
Institutional Class	(1,276)	(125)
Net realized gains
A-Class	(24,703,723)	(30,898,467)
B-Class	(495,181)	(755,687)
C-Class	(513,717)	(490,315)
Institutional Class	(14,534)	(4,758)
Total distributions to shareholders	(27,474,090)	(32,543,556)

Capital share transactions:
Proceeds from sale of shares
A-Class	9,389,928	5,232,403
B-Class	73,635	139,271
C-Class	1,219,839	926,456
P-Class*	15,200	—
Institutional Class	299,886	60,516
Distributions reinvested
A-Class	24,669,740	29,159,068
B-Class	493,058	750,686
C-Class	522,705	483,096
Institutional Class	11,270	4,883
Cost of shares redeemed
A-Class	(21,983,556)	(22,280,678)
B-Class	(3,242,342)	(1,341,102)
C-Class	(1,457,727)	(628,059)
P-Class*	—	—
Institutional Class	(67,861)	(13,481)
Net increase from capital share transactions	9,943,775	12,493,059
Net increase (decrease) in net assets	(18,172,113)	17,486,331

Net assets:
Beginning of year	199,004,694	181,518,363
End of year	$180,832,581	$199,004,694
Undistributed net investment income at end of year	$688,782	$1,516,265

*	Since commencement of operations: May 1, 2015.

70 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STYLEPLUS—LARGE CORE FUND

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Year Ended September 30, 2015	Year Ended September 30, 2014
Capital share activity:
Shares sold
A-Class	407,154	221,145
B-Class	4,630	7,794
C-Class	63,123	45,606
P-Class*	660	—
Institutional Class	13,800	2,509
Shares issued from reinvestment of distributions
A-Class	1,097,897	1,349,957
B-Class	30,473	45,857
C-Class	28,423	26,486
Institutional Class	505	227
Shares redeemed
A-Class	(959,415)	(944,947)
B-Class	(200,041)	(75,228)
C-Class	(78,357)	(31,801)
Institutional Class	(3,130)	(548)
Net increase in shares	405,722	647,057

*	Since commencement of operations: May 1, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 71

STYLEPLUS—LARGE CORE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011[e]
Per Share Data
Net asset value, beginning of period	$24.53	$24.27	$21.25	$16.79	$17.56
Income (loss) from investment operations:
Net investment income (loss)[a]	.11	.20	.06	.06	.01
Net gain (loss) on investments (realized and unrealized)	(.12)	4.45	3.04	4.42	(.74)
Total from investment operations	(.01)	4.65	3.10	4.48	(.73)
Less distributions from:
Net investment income	(.22)	(.06)	(.08)	(.02)	(.04)
Net realized gains	(3.16)	(4.33)	—	—	—
Total distributions	(3.38)	(4.39)	(.08)	(.02)	(.04)
Net asset value, end of period	$21.14	$24.53	$24.27	$21.25	$16.79

Total Return[b]	(0.84%)	21.59%	14.64%	26.71%	(4.11%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$177,748	$192,850	$175,601	$171,907	$156,232
Ratios to average net assets:
Net investment income (loss)	0.48%	0.86%	0.26%	0.32%	0.06%
Total expenses[c]	1.32%	1.41%	1.37%	1.36%	1.35%
Net expenses[d]	1.32%	1.39%	1.37%	1.36%	1.35%
Portfolio turnover rate	65%	107%	217%	101%	92%

C-Class	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011[e]
Per Share Data
Net asset value, beginning of period	$20.55	$21.12	$18.60	$14.81	$15.56
Income (loss) from investment operations:
Net investment income (loss)[a]	(.08)	(.02)	(.15)	(.10)	(.12)
Net gain (loss) on investments (realized and unrealized)	(.06)	3.78	2.67	3.89	(.63)
Total from investment operations	(.14)	3.76	2.52	3.79	(.75)
Less distributions from:
Net investment income	(.08)	—	—	—	—
Net realized gains	(3.16)	(4.33)	—	—	—
Total distributions	(3.24)	(4.33)	—	—	—
Net asset value, end of period	$17.17	$20.55	$21.12	$18.60	$14.81

Total Return[b]	(1.72%)	20.40%	13.55%	25.59%	(4.82%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,767	$3,042	$2,275	$1,669	$1,600
Ratios to average net assets:
Net investment income (loss)	(0.44%)	(0.08%)	(0.77%)	(0.55%)	(0.70%)
Total expenses[c]	2.25%	2.36%	2.34%	2.22%	2.10%
Net expenses[d]	2.25%	2.34%	2.34%	2.22%	2.10%
Portfolio turnover rate	65%	107%	217%	101%	92%

72 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STYLEPLUS—LARGE CORE FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Period Ended September 30, 2015[g]
Per Share Data
Net asset value, beginning of period	$23.12
Income (loss) from investment operations:
Net investment income (loss)[a]	.03
Net gain (loss) on investments (realized and unrealized)	(2.04)
Total from investment operations	(2.01)
Net asset value, end of period	$21.11

Total Return[b]	(8.69%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$14
Ratios to average net assets:
Net investment income (loss)	(0.31%)
Total expenses[c]	1.38%
Portfolio turnover rate	65%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 73

STYLEPLUS—LARGE CORE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Period Ended September 30, 2012[f]
Per Share Data
Net asset value, beginning of period	$24.42	$24.25	$21.28	$20.84
Income (loss) from investment operations:
Net investment income (loss)[a]	.12	.23	.06	.07
Net gain (loss) on investments (realized and unrealized)	(.10)	4.38	3.06	.37
Total from investment operations	.02	4.61	3.12	.44
Less distributions from:
Net investment income	(.28)	(.11)	(.15)	—
Net realized gains	(3.16)	(4.33)	—	—
Total distributions	(3.44)	(4.44)	(.15)	—
Net asset value, end of period	$21.00	$24.42	$24.25	$21.28

Total Return[b]	(0.75%)	21.50%	14.79%	2.11%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$303	$80	$26	$10
Ratios to average net assets:
Net investment income (loss)	0.52%	0.97%	0.26%	0.59%
Total expenses[c]	1.25%	1.39%	1.25%	1.12%
Net expenses[d]	1.25%	1.37%	1.25%	1.12%
Portfolio turnover rate	65%	107%	217%	101%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers.
[e]	Reverse share split — Per share amounts for the period presented through April 8, 2011 have been restated to reflect a 1:4 reverse share split effective April 8, 2011.
[f]	Since commencement of operations: March 1, 2012. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[g]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

74 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2015

To Our Shareholders:

Guggenheim StylePlusTM—Mid Growth Fund (the “Fund”) is managed by a team of seasoned professionals, including B. Scott Minerd, Global Chairman of Investments and Chief Investment Officer; Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities; Jayson Flowers, Senior Managing Director and Head of Equity and Derivative Strategies; and Scott Hammond, Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses performance for the fiscal year ended September 30, 2015.

For the year ended September 30, 2015, the Guggenheim StylePlus—Mid Growth Fund returned 1.04%1, compared with the 1.45% return of its benchmark, the Russell Midcap® Growth Index.

Through a combination of an allocation to actively managed individual equity, passive equity, and actively managed fixed income, the Fund seeks to exceed the total return of the Russell Midcap Growth Index. The allocation to actively managed individual equity via stocks, and passive equity via derivatives, is designed to provide exposure to midcap growth equity. Remaining Fund assets are invested in the Guggenheim Strategy Funds, short-term fixed-income investment companies advised by Guggenheim Investments. The Strategy Funds invest in a diversified portfolio of debt securities and financial instruments providing exposure to fixed income markets. The investment objective of the Guggenheim Strategy Funds is to seek a high level of income consistent with the preservation of capital. For the one-year period ended September 30, 2015, investment in the Guggenheim Strategy Funds has benefited Fund performance relative to investing in other short-term investments such as overnight repurchase agreements. The actively managed equity and fixed income components seek to provide multiple sources of outperformance and take advantage of Guggenheim’s competencies in both fixed income and systematic stock selection.

The passive equity position uses derivatives such as swap agreements to gain exposure to the index. The Fund’s fixed income component invests in a variety of fixed income sectors, including asset-backed securities (ABS), mortgage-backed securities (MBS), high yield corporate bonds, and bank loans.

The active and passive decisions seek to add value by tactically allocating to actively managed equity through quantitative selection models when stock picking opportunities are high. During periods when Guggenheim views these opportunities to be less attractive, the Fund seeks to increase its passive exposure to equities and the allocation to fixed-income securities. The prospective return during such periods is the equity index plus an “alpha” component coming from the yield of the fixed-income overlay.

Performance Review

The Fund had slightly positive performance over the period. The fixed income sleeve was the largest positive contributor to performance. The actively managed equity sleeve contributed slightly to performance. The passive equity position, maintained through swap agreements, was a slight detractor from performance for the period.

For the Fund’s total equity position over the period, 15-20% was allocated to actively managed equity and 80-85% to passive equity. The actively managed equity sleeve decreased toward 15% over the period as the outlook for active stock selection grew less favorable, with a corresponding higher allocation of 85% to the passive equity position.

When compared with the index, the total equity position (actively managed individual equity plus passive equity derivatives) was most overweight the Industrials and Consumer Staples sectors and most underweight the Consumer Discretionary and Financials sectors.

Uncorrelated with the Fund’s active equity component, the fixed-income component was largely invested in ABS and MBS. These positions constituted the majority of the fixed income sleeve’s total return.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares..

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 75

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2015

STYLEPLUS—MID GROWTH FUND

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Portfolio Composition by Quality Rating*
Rating
Fixed Income Instruments
AAA	0.5%
AA	0.7%
A	0.9%
Other Instruments	97.9%
Total Investments	100.0%

The chart above reflects percentages of the value of total investments.

Inception Dates:
A-Class	September 17, 1969
C-Class	January 29, 1999
P-Class	May 1, 2015
Institutional Class	March 1, 2012

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund III	28.8%
Guggenheim Strategy Fund II	28.3%
Guggenheim Strategy Fund I	22.3%
Black Diamond CLO Delaware Corp.	0.6%
NewStar Commercial Loan Trust	0.6%
Black Diamond CLO 2006-1 Luxembourg S.A.	0.5%
Brentwood CLO Corp.	0.3%
Electronic Arts, Inc.	0.3%
Skyworks Solutions, Inc.	0.2%
Dr Pepper Snapple Group, Inc.	0.2%
Top Ten Total	82.1%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

*

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, which are all a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted Moody’s and Fitch ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

76 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2015

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2015

	1 Year	5 Year	10 Year
A-Class Shares	1.04%	11.56%	4.41%
A-Class Shares with sales charge†	-3.75%	10.24%	3.80%
C-Class Shares	0.20%	10.61%	3.57%
C-Class Shares with CDSC§	-0.68%	10.61%	3.57%
Russell Midcap Growth Index	1.45%	13.58%	8.09%
			Since Inception (05/01/15)
P-Class Shares			-9.75%
Russell Midcap Growth Index			-9.35%
		1 Year	Since Inception (03/01/12)
Institutional Class Shares		1.08%	10.08%
Russell Midcap Growth Index		1.45%	11.81%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell Midcap Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class, P-Class and Institutional Class will vary due to differences in fee structures.

†

Effective February 22, 2011, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the 5 Year and 10 Year average annual returns (based on subscriptions made prior to February 22, 2011), and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after February 22, 2011.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 77

SCHEDULE OF INVESTMENTS	September 30, 2015
STYLEPLUS—MID GROWTH FUND

	Shares	Value

COMMON STOCKS† - 15.6%

Consumer, Non-cyclical - 4.9%
Dr Pepper Snapple Group, Inc.	2,302	$181,972
Mead Johnson Nutrition Co. — Class A	2,568	180,787
Hormel Foods Corp.	2,724	172,457
Whole Foods Market, Inc.	5,131	162,396
AmerisourceBergen Corp. — Class A	1,500	142,485
Clorox Co.	1,204	139,098
Tyson Foods, Inc. — Class A	3,173	136,756
Kellogg Co.	2,032	135,229
WhiteWave Foods Co. — Class A*	3,147	126,352
Verisk Analytics, Inc. — Class A*	1,689	124,834
Campbell Soup Co.	2,437	123,507
Equifax, Inc.	1,269	123,321
Western Union Co.	6,279	115,282
Hershey Co.	1,181	108,510
Mallinckrodt plc*	1,671	106,843
Flowers Foods, Inc.	4,271	105,665
BioMarin Pharmaceutical, Inc.*	976	102,793
Zoetis, Inc.	2,426	99,903
Church & Dwight Company, Inc.	1,170	98,163
Brown-Forman Corp. — Class B	943	91,377
Ingredion, Inc.	1,029	89,842
Incyte Corp.*	812	89,588
Medivation, Inc.*	2,082	88,485
Hain Celestial Group, Inc.*	1,639	84,572
WEX, Inc.*	970	84,235
KAR Auction Services, Inc.	2,366	83,993
ConAgra Foods, Inc.	2,063	83,572
Monster Beverage Corp.*	611	82,571
Total System Services, Inc.	1,469	66,737
Intuitive Surgical, Inc.*	144	66,180
HealthSouth Corp.	1,538	59,013
Jazz Pharmaceuticals plc*	427	56,710
Charles River Laboratories International, Inc.*	870	55,262
Coca-Cola Enterprises, Inc.	1,045	50,526
Cardinal Health, Inc.	642	49,318
Avery Dennison Corp.	668	37,789
Illumina, Inc.*	195	34,285
Centene Corp.*	624	33,840
Total Consumer, Non-cyclical		3,774,248

Industrial - 3.4%
Amphenol Corp. — Class A	3,543	180,551
Rockwell Automation, Inc.	1,636	166,004
Roper Technologies, Inc.	877	137,426
J.B. Hunt Transport Services, Inc.	1,882	134,375
Spirit AeroSystems Holdings, Inc. — Class A*	2,661	128,633
AECOM*	4,661	128,224
Ingersoll-Rand plc	2,434	123,574
AO Smith Corp.	1,889	123,144
Middleby Corp.*	1,161	122,126
CH Robinson Worldwide, Inc.	1,774	120,242
Textron, Inc.	3,177	119,582
Parker-Hannifin Corp.	1,211	117,830
TransDigm Group, Inc.*	547	116,188
Emerson Electric Co.	2,386	105,390
Flowserve Corp.	2,534	104,249
Stanley Black & Decker, Inc.	1,059	102,702
Huntington Ingalls Industries, Inc.	843	90,327
Nordson Corp.	1,375	86,543
Illinois Tool Works, Inc.	866	71,280
Zebra Technologies Corp. — Class A*	840	64,302
Crown Holdings, Inc.*	1,349	61,717
Northrop Grumman Corp.	359	59,576
Trimble Navigation Ltd.*	3,504	57,536
Sealed Air Corp.	759	35,582
Ball Corp.	561	34,894
Moog, Inc. — Class A*	584	31,577
Total Industrial		2,623,574

Technology - 2.9%
Electronic Arts, Inc.*	2,952	199,998
Skyworks Solutions, Inc.	2,251	189,557
Intuit, Inc.	1,922	170,577
Red Hat, Inc.*	1,856	133,408
Analog Devices, Inc.	2,292	129,292
Micron Technology, Inc.*	8,402	125,862
Cerner Corp.*	2,081	124,777
Dun & Bradstreet Corp.	1,137	119,385
Synaptics, Inc.*	1,371	113,053
Applied Materials, Inc.	7,477	109,837
Take-Two Interactive Software, Inc.*	3,650	104,865
ServiceNow, Inc.*	1,373	95,355
KLA-Tencor Corp.	1,889	94,450
ON Semiconductor Corp.*	9,373	88,106
IHS, Inc. — Class A*	704	81,664
Teradata Corp.*	2,655	76,889
PTC, Inc.*	2,262	71,796
Pitney Bowes, Inc.	3,399	67,470
Microsemi Corp.*	1,851	60,750
Verint Systems, Inc.*	1,238	53,420
Fidelity National Information Services, Inc.	561	37,632
Total Technology		2,248,143

Communications - 1.7%
Expedia, Inc.	1,369	161,104
LinkedIn Corp. — Class A*	843	160,280
Scripps Networks Interactive, Inc. — Class A	2,849	140,143
AMC Networks, Inc. — Class A*	1,707	124,901
Twitter, Inc.*	4,438	119,560
VeriSign, Inc.*	1,375	97,020
DISH Network Corp. — Class A*	1,469	85,701
Discovery Communications, Inc. — Class A*	3,213	83,634
Viacom, Inc. — Class B	1,901	82,028
Sirius XM Holdings, Inc.*	19,450	72,743
CBS Corp. — Class B	1,692	67,511

78 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2015
STYLEPLUS—MID GROWTH FUND

	Shares	Value

HomeAway, Inc.*	2,347	$62,289
Ciena Corp.*	2,854	59,135
CommScope Holding Company, Inc.*	1,495	44,895
Total Communications		1,360,944

Consumer, Cyclical - 1.7%
PACCAR, Inc.	3,478	181,446
Delphi Automotive plc	2,296	174,588
Macy’s, Inc.	2,864	146,980
Bed Bath & Beyond, Inc.*	2,511	143,177
Marriott International, Inc. — Class A	1,688	115,122
The Gap, Inc.	3,727	106,220
WW Grainger, Inc.	482	103,635
WABCO Holdings, Inc.*	972	101,895
Carter’s, Inc.	952	86,289
Leggett & Platt, Inc.	1,918	79,118
Dollar Tree, Inc.*	1,036	69,060
Hilton Worldwide Holdings, Inc.	1,459	33,469
Total Consumer, Cyclical		1,340,999

Financial - 0.5%
Alliance Data Systems Corp.*	600	155,388
Ameriprise Financial, Inc.	1,409	153,764
CoreLogic, Inc.*	1,477	54,989
Total Financial		364,141

Basic Materials - 0.3%
Valspar Corp.	1,884	135,421
International Paper Co.	1,825	68,967
CF Industries Holdings, Inc.	682	30,622
Total Basic Materials		235,010

Energy - 0.2%
Cabot Oil & Gas Corp. — Class A	5,294	115,727
FMC Technologies, Inc.*	1,214	37,634
Marathon Petroleum Corp.	581	26,918
Total Energy		180,279

Utilities - 0.0%
Calpine Corp.*	2,456	35,858

Total Common Stocks
(Cost $13,022,150)		12,163,196

MUTUAL FUNDS† - 79.4%
Guggenheim Strategy Fund III[1]	902,633	22,457,513
Guggenheim Strategy Fund II1	889,413	22,101,923
Guggenheim Strategy Fund I1	699,109	17,393,825
Total Mutual Funds
(Cost $62,081,940)		61,953,261

SHORT TERM INVESTMENTS† - 1.6%
Dreyfus Treasury Prime Cash Management Institutional Shares 0.00%[2]	1,212,997	1,212,997
Total Short Term Investments
(Cost $1,212,997)		1,212,997

	Face Amount

ASSET BACKED SECURITIES†† - 2.0%
COLLATERALIZED LOAN OBLIGATIONS - 2.0%
Black Diamond CLO Delaware Corp.
2005-1A, 2.25% due 06/20/17[3,4]	$500,000	493,467
NewStar Commercial Loan Trust
2007-1A, 1.62% due 09/30/22[3,4]	500,000	476,214
Black Diamond CLO 2006-1 Luxembourg S.A.
2007-1A, 0.68% due 04/29/19[3,4]	400,000	386,043
Brentwood CLO Corp.
2006-1A, 1.12% due 02/01/22[3,4]	250,000	237,710
Total Collateralized Loan Obligations		1,593,434
Total Asset Backed Securities
(Cost $1,576,861)		1,593,434

Total Investments - 98.6%
(Cost $77,893,948)		$76,922,888
Other Assets & Liabilities, net - 1.4%		1,081,971
Total Net Assets - 100.0%		$78,004,859

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 79

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2015
STYLEPLUS—MID GROWTH FUND

	Contracts	Unrealized Gain (Loss)

EQUITY FUTURES CONTRACTS PURCHASED†
December 2015 S&P MidCap 400 Index Mini Futures Contracts (Aggregate Value of Contracts $136,210)	1	$(4,838)

	Units

OTC EQUITY INDEX SWAP AGREEMENTS††
Deutsche Bank Swap October 2015 Russell MidCap Growth Index Swap, Terminating 10/05/15[5] (Notional Value $4,800,031)	6,749	$230
Bank of America Russell Mid Cap Growth Total Return Index Swap September 2016 Russell MidCap Growth Index Swap, Terminating 09/05/16[5] (Notional Value $18,287,960)	9,036	(1,931,634)
Morgan Stanley Capital Services, Inc. July 2016 Russell MidCap Growth Index Swap, Terminating 07/05/16[5] (Notional Value $42,001,997)	20,753	(4,475,944)
(Total Notional Value $65,089,988)		$(6,407,348)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer — See Note 8.
[2]	Rate indicated is the 7 day yield as of September 30, 2015.
[3]	Variable rate security. Rate indicated is rate effective at September 30, 2015.
[4]

Security is a 144A or Section 4(a)(2) security. The total market value of 144A or Section 4(a)(2) securities is $1,593,434 (cost $1,576,861), or 2.0% of total net assets. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

[5]	Total Return based on Russell MidCap Growth Index +/- financing at a variable rate.
plc — Public Limited Company

See Sector classification in Other Information section.

80 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STYLEPLUS—MID GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2015

Assets:
Investments in unaffiliated issuers, at value (cost $15,812,008)	$14,969,627
Investments in affiliated issuers, at value (cost $62,081,940)	61,953,261
Total investments (cost $77,893,948)	76,922,888
Segregated cash with broker	7,768,166
Prepaid expenses	24,136
Unrealized appreciation on swap agreements	230
Cash	8
Receivables:
Securities sold	94,207
Dividends	86,370
Fund shares sold	22,987
Interest	1,957
Variation margin	1,850
Total assets	84,922,799

Liabilities:
Unrealized depreciation on swap agreements	6,407,578
Payable for:
Swap settlement	221,846
Securities purchased	77,213
Management fees	50,074
Fund shares redeemed	36,564
Transfer agent/maintenance fees	33,402
Distribution and service fees	19,806
Fund accounting/administration fees	6,342
Trustees’ fees*	466
Miscellaneous	64,649
Total liabilities	6,917,940
Net assets	$78,004,859

Net assets consist of:
Paid in capital	$75,291,565
Undistributed net investment income	86,921
Accumulated net realized gain on investments	10,009,619
Net unrealized depreciation on investments	(7,383,246)
Net assets	$78,004,859

A-Class:
Net assets	$73,178,369
Capital shares outstanding	1,763,846
Net asset value per share	$41.49
Maximum offering price per share (Net asset value divided by 95.25%)	$43.56

C-Class:
Net assets	$4,761,994
Capital shares outstanding	145,280
Net asset value per share	$32.78

P-Class:
Net assets	$10,867
Capital shares outstanding	262
Net asset value per share	$41.48

Institutional Class:
Net assets	$53,629
Capital shares outstanding	1,288
Net asset value per share	$41.64

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 81

STYLEPLUS—MID GROWTH FUND

STATEMENT OF OPERATIONS
Year Ended September 30, 2015

Investment Income:
Dividends from securities of affiliated issuers	$858,334
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $176)	181,106
Interest	382,063
Total investment income	1,421,503

Expenses:
Management fees	652,846
Transfer agent/maintenance fees:
A-Class	144,264
B-Class	8,930
C-Class	13,351
P-Class**	9
Institutional Class	184
Distribution and service fees:
A-Class	201,994
B-Class	11,150
C-Class	50,790
P-Class**	11
Fund accounting/administration fees	82,693
Custodian fees	20,444
Line of credit fees	12,439
Trustees’ fees*	5,266
Tax expense	90
Miscellaneous	134,855
Total expenses	1,339,316
Net investment income	82,187

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	2,002,231
Investments in affiliated issuers	(19,585)
Swap agreements	9,031,097
Futures contracts	39,860
Net realized gain	11,053,603
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(1,620,128)
Investments in affiliated issuers	(32,325)
Swap agreements	(8,310,807)
Futures contracts	14,952
Net change in unrealized appreciation (depreciation)	(9,948,308)
Net realized and unrealized gain	1,105,295
Net increase in net assets resulting from operations	$1,187,482

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
**	Since commencement of operations: May 1, 2015.

82 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STYLEPLUS—MID GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2015	Year Ended September 30, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment income	$82,187	$230,175
Net realized gain on investments	11,053,603	12,705,930
Net change in unrealized appreciation (depreciation) on investments	(9,948,308)	(1,180,565)
Net increase in net assets resulting from operations	1,187,482	11,755,540

Distributions to shareholders from:
Net realized gains
A-Class	(8,445,226)	(6,590,240)
B-Class	(244,616)	(268,820)
C-Class	(583,423)	(456,906)
Institutional Class	(5,903)	(2,003)
Total distributions to shareholders	(9,279,168)	(7,317,969)

Capital share transactions:
Proceeds from sale of shares
A-Class	7,359,683	4,986,267
B-Class	450	13,919
C-Class	1,397,441	321,841
P-Class*	12,000	—
Institutional Class	57,374	5,279
Distributions reinvested
A-Class	8,149,102	6,337,566
B-Class	243,630	267,782
C-Class	567,893	436,749
Institutional Class	3,831	2,003
Cost of shares redeemed
A-Class	(12,353,481)	(9,031,518)
B-Class	(1,780,631)	(801,755)
C-Class	(913,759)	(663,153)
Institutional Class	(31,110)	—
Net increase from capital share transactions	2,712,423	1,874,980
Net increase (decrease) in net assets	(5,379,263)	6,312,551

Net assets:
Beginning of year	83,384,122	77,071,571
End of year	$78,004,859	$83,384,122
Undistributed net investment income at end of year	$86,921	$—

*	Since commencement of operations: May 1, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 83

STYLEPLUS—MID GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Year Ended September 30, 2015	Year Ended September 30, 2014
Capital share activity:
Shares sold
A-Class	162,640	112,690
B-Class	15	438
C-Class	39,105	8,737
P-Class*	262	—
Institutional Class	1,231	114
Shares issued from reinvestment of distributions
A-Class	187,770	152,676
B-Class	8,692	9,321
C-Class	16,446	12,770
Institutional Class	88	48
Shares redeemed
A-Class	(274,859)	(202,301)
B-Class	(61,741)	(26,103)
C-Class	(25,764)	(18,028)
Institutional Class	(683)	—
Net increase in shares	53,202	50,362

*	Since commencement of operations: May 1, 2015.

84 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STYLEPLUS—MID GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011[e]
Per Share Data
Net asset value, beginning of period	$45.82	$43.54	$36.40	$28.67	$29.44
Income (loss) from investment operations:
Net investment income (loss)[a]	.07	.16	(.16)	(.25)	(.24)
Net gain (loss) on investments (realized and unrealized)	.63	6.21	7.30	7.98	(.53)
Total from investment operations	.70	6.37	7.14	7.73	(.77)
Less distributions from:
Net realized gains	(5.03)	(4.09)	—	—	—
Total distributions	(5.03)	(4.09)	—	—	—
Net asset value, end of period	$41.49	$45.82	$43.54	$36.40	$28.67

Total Return[b]	1.04%	15.61%	19.62%	26.96%	(2.62%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$73,178	$77,363	$70,767	$65,767	$62,575
Ratios to average net assets:
Net investment income (loss)	0.16%	0.36%	(0.40%)	(0.74%)	(0.72%)
Total expenses[c]	1.47%	1.67%	1.57%	1.62%	1.49%
Net expenses[d]	1.47%	1.65%	1.57%	1.62%	1.49%
Portfolio turnover rate	75%	112%	214%	149%	157%

C-Class	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011[e]
Per Share Data
Net asset value, beginning of period	$37.48	$36.63	$30.92	$24.55	$25.40
Income (loss) from investment operations:
Net investment income (loss)[a]	(.25)	(.20)	(.45)	(.46)	(.42)
Net gain (loss) on investments (realized and unrealized)	.58	5.14	6.16	6.83	(.43)
Total from investment operations	.33	4.94	5.71	6.37	(.85)
Less distributions from:
Net realized gains	(5.03)	(4.09)	—	—	—
Total distributions	(5.03)	(4.09)	—	—	—
Net asset value, end of period	$32.78	$37.48	$36.63	$30.92	$24.55

Total Return[b]	0.20%	14.56%	18.47%	25.95%	(3.35%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,762	$4,329	$4,103	$4,346	$4,162
Ratios to average net assets:
Net investment income (loss)	(0.68%)	(0.55%)	(1.36%)	(1.57%)	(1.48%)
Total expenses[c]	2.31%	2.57%	2.53%	2.45%	2.25%
Net expenses[d]	2.31%	2.55%	2.53%	2.45%	2.25%
Portfolio turnover rate	75%	112%	214%	149%	157%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 85

STYLEPLUS—MID GROWTH FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Period Ended September 30, 2015[g]
Per Share Data
Net asset value, beginning of period	$45.96
Income (loss) from investment operations:
Net investment income (loss)[a]	— [h]
Net gain (loss) on investments (realized and unrealized)	(4.48)
Total from investment operations	(4.48)
Net asset value, end of period	$41.48

Total Return[b]	(9.75%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11
Ratios to average net assets:
Net investment income (loss)	(0.00%)
Total expenses[c]	1.49%
Portfolio turnover rate	75%

Institutional Class	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Period Ended September 30, 2012[f]
Per Share Data
Net asset value, beginning of period	$45.96	$43.72	$36.46	$36.16
Income (loss) from investment operations:
Net investment income (loss)[a]	.11	.11	(.07)	(.08)
Net gain (loss) on investments (realized and unrealized)	.60	6.22	7.33	.38
Total from investment operations	.71	6.33	7.26	.30
Less distributions from:
Net realized gains	(5.03)	(4.09)	—	—
Total distributions	(5.03)	(4.09)	—	—
Net asset value, end of period	$41.64	$45.96	$43.72	$36.46

Total Return[b]	1.08%	15.42%	19.91%	0.83%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$54	$30	$21	$10
Ratios to average net assets:
Net investment income (loss)	0.23%	0.24%	(0.17%)	(0.41%)
Total expenses[c]	1.41%	1.81%	1.33%	1.37%
Net expenses[d]	1.41%	1.79%	1.33%	1.37%
Portfolio turnover rate	75%	112%	214%	149%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers.
[e]	Reverse share split — Per share amounts for the periods presented through April 8, 2011 have been restated to reflect a 1:4 reverse share split effect April 8, 2011.
[f]	Since commencement of operations: March 1, 2012. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[g]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[h]	Less than $0.01 per share.

86 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2015

To Our Shareholders

Guggenheim World Equity Income Fund (the “Fund”) is managed by a team of seasoned professionals, including Farhan Sharaff , Senior Managing Director and Assistant Chief Investment Officer, Equities; Ole Jakob Wold, Managing Director and Portfolio Manager; and Scott Hammond, Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses performance for the fiscal year ended September 30, 2015.

For the one year period ended September 30, 2015, the Guggenheim World Equity Income Fund returned -6.70%1, compared with the -5.11% return of its benchmark, the MSCI World Index.

The Fund seeks to deliver superior risk-adjusted returns by taking advantage of market inefficiencies that, at times, misprice stable companies. To identify the degree to which the market could potentially reward stability and other factors, the Fund’s investment team distills the global equity market down to 60 discrete fundamental stock characteristics which it uses to rank stocks it considers for the portfolio.

The Fund seeks to invest sensibly in a world with a rising number of risks; its focus on stable companies (those with factor characteristics like strong balance sheets, attractive earnings, healthy margins and lower market volatility) is designed to offer protection when the market sells off, but presents a challenge when companies lacking in these characteristics outperform.

Performance Review

For the period, the continued strength of the U.S. market (as represented by the S&P 500 Index, which returned -0.61% for the fiscal year) versus global markets (as represented by the MSCI World Index) was a headwind.

For the period, an underweight in the Materials and Energy sectors most benefited performance, as commodities prices fell across the board. While the Fund’s Energy weighting was beneficial over the period, a sizable rebound in the price of crude oil at the end of August was a headwind for the portfolio. We view the short-term improvement in oil prices as being driven primarily by headline news out of Syria. The long-term fundamentals of the oil market suggest a state of global excess supply. Oil supplies will only increase as Iranian product become available due to changing sanctions. Both of these points validate a continued underweight to the Energy sector.

In a similar vein, the Fund is underweight other businesses exposed to the volatile commodities market, specifically underweight the Materials sector. Glencore, for example, a large commodities trading firm, was not held in the Fund. The company has a heavy debt load amid increasing borrowing rates, and a declining revenue stream. Some bounces in commodities and related equities are certainly possible, but risks appear to be considerable in this sector.

The leading detractor from performance for the period was stock selection in Telecommunications Services, followed by an underweight in the Consumer Discretionary sector, where stocks historically tend to have higher volatility and lower yields than other sectors, thus not attractive candidates for inclusion in the Fund. The Fund has long had an overweight in the Telecom sector, given attractive equity yields for select names and a global consolidation trend that has been supportive of price.

Portfolio Positioning

Positioning relative to sectors shows that the cyclically defensive sectors of Utilities and Telecommunications Services were the largest overweights for the period, while Information Technology and Consumer Discretionary were the largest underweights. Of these stances, the two underweights detracted from performance for the year while the overweights contributed to performance.

The Fund traditionally has a large overweight to the Utilities sector, given its characteristics of low volatility and higher yields relative to the broad market. The overweight worked against the Fund at times, when the sector could not keep up with the strong performance of the broad market.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 87

MANAGERS’ COMMENTARY (Unaudited)(concluded)	September 30, 2015

Even though the Telecom stance disappointed at times, the holdings in the sector provided healthy dividend payments. The wider merger and acquisition trend driven by high cash balances and low financing costs—for example, Verizon’s acquisition of AOL during the period—remains in place.

From a geographic perspective, the Fund’s largest overweights include Australia and Switzerland. The largest underweights include Europe, the U.S., and the UK.

Where there has been strong currency appreciation abroad, such as Switzerland, the Fund has built exposure. In Australia, positions in companies with ties to tangible goods help hedge against currency debasement occurring in many countries around the world as way to promote growth. The Fund also has large allocations to countries where monetary stimulus is large or growing, such as Europe and Japan. The regions remain an underweight for now, due to economic and monetary challenges they face, but the longer-term thesis of escalating monetary stimulus remains in play.

Countries late in the monetary cycle or that are removing stimulus measures, such as the U.S. and UK, are large underweights. The strong U.S. dollar has not benefited this positioning lately, but could change as earnings of U.S. companies come under pressure due to substantial foreign earnings being translated into fewer U.S. dollars.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares..

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

88 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2015

WORLD EQUITY INCOME FUND

OBJECTIVE: Seeks to provide total return, comprised of capital appreciation and income.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

COUNTRY DIVERSIFICATION

At September 30, 2015, the investment diversification of the Fund by country was as follows:

Country	% of Securities	Value
United States	57.7%	$47,661,631
Japan	11.9%	9,789,074
Australia	4.4%	3,654,061
Switzerland	4.2%	3,465,865
United Kingdom	4.1%	3,415,103
Canada	3.3%	2,687,400
Singapore	2.1%	1,754,145
Other	12.3%	10,118,791
Total Securities	100.0%	$82,546,070

“Country Diversification” exclude any temporary cash or derivative investments.

Inception Dates:
A-Class	October 1, 1993
C-Class	January 29, 1999
P-Class	May 1, 2015
Institutional Class	May 2, 2011

Ten Largest Holdings (% of Total Net Assets)
Johnson & Johnson	1.7%
Apple, Inc.	1.6%
AT&T, Inc.	1.5%
Pfizer, Inc.	1.5%
Wells Fargo & Co.	1.5%
Roche Holding AG	1.4%
Novartis AG	1.4%
Verizon Communications, Inc.	1.3%
Toyota Motor Corp.	1.3%
International Business Machines Corp.	1.2%
Top Ten Total	14.4%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 89

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2015

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2015

	1 Year	5 Year	10 Year
A-Class Shares	-6.70%	4.99%	2.85%
A-Class Shares with sales charge†	-11.11%	3.76%	2.24%
C-Class Shares	-7.40%	4.21%	2.07%
C-Class Shares with CDSC§	-8.31%	4.21%	2.07%
MSCI World Index	-5.11%	8.28%	4.73%
			Since Inception (05/01/15)
P Class Shares			-8.64%
MSCI World Index			-10.71%
		1 Year	Since Inception (05/02/11)
Institutional Class Shares		-6.42%	1.83%
MSCI World Index		-5.11%	5.14%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The MSCI World Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class, P-Class and Institutional Class will vary due to differences in fee structures.

†

Effective February 22, 2011, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the 5 Year and 10 Year average annual returns (based on subscriptions made prior to February 22, 2011), and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after February 22, 2011.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

90 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	September 30, 2015
WORLD EQUITY INCOME FUND

	Shares	Value

COMMON STOCKS† - 98.2%

Consumer, Non-cyclical - 30.6%
Johnson & Johnson	15,200	$1,418,919
Pfizer, Inc.	39,700	1,246,977
Roche Holding AG	4,400	1,160,509
Novartis AG	12,400	1,137,685
Altria Group, Inc.	19,000	1,033,600
Eli Lilly & Co.	11,900	995,911
Procter & Gamble Co.	13,800	992,772
Merck & Company, Inc.	20,100	992,739
Dr Pepper Snapple Group, Inc.	10,400	822,120
Reynolds American, Inc.	18,200	805,714
UnitedHealth Group, Inc.	6,800	788,868
Cardinal Health, Inc.	10,100	775,882
Kimberly-Clark Corp.	7,000	763,280
Anthem, Inc.	5,300	742,000
Automatic Data Processing, Inc.	9,100	731,276
Baxter International, Inc.	21,500	706,275
Aetna, Inc.	6,300	689,283
Clorox Co.	5,900	681,627
GlaxoSmithKline plc	33,100	633,910
Sysco Corp.	16,000	623,520
Wesfarmers Ltd.	21,800	600,060
AmerisourceBergen Corp. — Class A	6,000	569,940
Otsuka Holdings Company Ltd.	17,500	555,542
Woolworths Ltd.	28,600	498,596
PepsiCo, Inc.	5,000	471,500
Patterson Companies, Inc.	10,000	432,500
Philip Morris International, Inc.	5,400	428,382
Nissin Foods Holdings Company Ltd.	9,300	425,635
Cooper Companies, Inc.	2,500	372,150
Seven & i Holdings Company Ltd.	8,000	363,069
Singapore Press Holdings Ltd.*	131,900	355,938
Asahi Group Holdings Ltd.	11,000	354,883
Hutchison Port Holdings Trust — Class U	635,500	349,525
Henry Schein, Inc.*	2,400	318,528
Gartner, Inc.*	3,000	251,790
Quest Diagnostics, Inc.	4,000	245,880
Abbott Laboratories	6,000	241,320
HCA Holdings, Inc.*	3,000	232,080
Kao Corp.	5,000	225,209
General Mills, Inc.	4,000	224,520
Unilever plc	5,100	207,225
McKesson Corp.	1,000	185,030
Colgate-Palmolive Co.	2,000	126,920
Total Consumer, Non-cyclical		25,779,089

Financial - 23.0%
Wells Fargo & Co.	24,000	1,232,400
U.S. Bancorp	19,700	807,897
Swedbank AB — Class A	35,200	777,555
CME Group, Inc. — Class A	8,000	741,920
Marsh & McLennan Companies, Inc.	13,500	704,970
HSBC Holdings plc*	90,900	685,686
New York Community Bancorp, Inc.	36,200	653,772
Zurich Insurance Group AG*	2,600	638,259
T. Rowe Price Group, Inc.	9,100	632,450
Daito Trust Construction Company Ltd.	6,200	626,693
M&T Bank Corp.	5,000	609,750
Hannover Rueck SE	5,900	603,549
Allianz AG	3,800	595,575
Nordea Bank AB	51,800	576,762
American Capital Agency Corp.	29,100	544,170
Everest Re Group Ltd.	3,000	520,020
People’s United Financial, Inc.	31,600	497,068
Simon Property Group, Inc.	2,600	477,672
RenaissanceRe Holdings Ltd.	4,300	457,176
DBS Group Holdings Ltd.	38,600	439,712
H&R Real Estate Investment Trust	27,800	428,468
PartnerRe Ltd.	3,000	416,640
First Capital Realty, Inc.	29,600	414,737
ASX Ltd.	14,200	377,511
Insurance Australia Group Ltd.	101,400	344,440
Host Hotels & Resorts, Inc.	20,600	325,686
ACE Ltd.	3,000	310,200
Federation Centres	158,858	305,485
Gjensidige Forsikring ASA	20,700	278,676
Annaly Capital Management, Inc.	28,100	277,347
Hang Seng Bank Ltd.	15,000	269,417
Admiral Group plc	11,500	261,122
Government Properties Trust, Inc.*	80,900	256,068
Digital Realty Trust, Inc.	3,900	254,748
Suncorp Group Ltd.	29,500	252,381
Swiss Prime Site AG*	3,000	219,212
Bank of Montreal	4,000	218,128
Bendigo & Adelaide Bank Ltd.	31,300	217,695
WR Berkley Corp.	4,000	217,480
PNC Financial Services Group, Inc.	2,400	214,080
JPMorgan Chase & Co.	3,100	189,007
Aviva plc	23,018	157,353
CNP Assurances	10,300	142,843
Singapore Exchange Ltd.	26,100	128,942
Total Financial		19,300,722

Consumer, Cyclical - 12.5%
Toyota Motor Corp.	18,200	1,057,665
McDonald’s Corp.	9,800	965,594
Wal-Mart Stores, Inc.	14,000	907,760
Costco Wholesale Corp.	6,000	867,420
Mitsui & Company Ltd.	59,300	662,679
Sumitomo Corp.	68,500	657,847
Marubeni Corp.	131,200	638,527
LVMH Moet Hennessy Louis Vuitton SE	3,600	612,304
ITOCHU Corp.	57,200	599,633
Lawson, Inc.	7,000	514,109
Persimmon plc*	16,600	504,240
Sankyo Company Ltd.	13,500	478,304

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 91

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2015
WORLD EQUITY INCOME FUND

	Shares	Value

Next plc*	4,000	$460,177
Mitsubishi Corp.	20,900	340,362
Compass Group plc	19,400	309,027
InterContinental Hotels Group plc	7,200	248,659
FamilyMart Company Ltd.	5,000	227,169
Home Depot, Inc.	1,500	173,235
Macy’s, Inc.	3,000	153,960
Taylor Wimpey plc*	50,000	147,795
Total Consumer, Cyclical		10,526,466

Communications - 9.9%
AT&T, Inc.	38,800	1,264,103
Verizon Communications, Inc.	24,400	1,061,644
Comcast Corp. — Class A	15,000	858,600
Telstra Corp., Ltd.	171,900	676,814
Singapore Telecommunications Ltd.	212,700	538,107
Elisa Oyj	15,400	520,074
BCE, Inc.	11,000	450,177
Vivendi S.A.*	18,000	425,032
NTT DOCOMO, Inc.	24,600	408,719
TeliaSonera AB	62,200	334,688
Motorola Solutions, Inc.	4,800	328,224
StarHub Ltd.	122,500	297,859
Shaw Communications, Inc. — Class B	12,000	232,334
SES S.A.	7,100	223,509
Thomson Reuters Corp.	5,000	200,955
TDC A/S	35,000	180,174
Rogers Communications, Inc. — Class B	5,000	172,257
TELUS Corp.	5,000	157,534
Total Communications		8,330,804

Technology - 8.5%
Apple, Inc.	11,900	1,312,570
International Business Machines Corp.	7,200	1,043,784
Canon, Inc.	26,600	765,924
Accenture plc — Class A	7,700	756,602
Paychex, Inc.	15,000	714,450
Fidelity National Information Services, Inc.	10,300	690,924
Microsoft Corp.	10,300	455,878
SAP AG	6,000	388,557
Fiserv, Inc.*	4,000	346,440
Oracle Corporation Japan	8,000	336,126
Synopsys, Inc.*	4,000	184,720
Intuit, Inc.	1,400	124,250
Total Technology		7,120,225

Utilities - 7.5%
PPL Corp.	24,300	799,227
CLP Holdings Ltd.	91,362	779,811
Southern Co.	17,200	768,840
Duke Energy Corp.	9,900	712,206
Dominion Resources, Inc.	10,000	703,800
Osaka Gas Company Ltd.*	145,900	550,979
CenterPoint Energy, Inc.	23,900	431,156
DTE Energy Co.	4,800	385,776
AGL Energy Ltd.	34,000	381,079
SCANA Corp.	4,900	275,674
Sempra Energy	2,300	222,456
Fortis, Inc.	5,700	163,018
Consolidated Edison, Inc.	1,100	73,535
Engie	3,200	51,638
Total Utilities		6,299,195

Industrial - 3.1%
Lockheed Martin Corp.	3,800	787,778
Waste Management, Inc.	11,600	577,796
MTR Corporation Ltd.	111,000	481,234
Amphenol Corp. — Class A	7,000	356,720
Thermo Fisher Scientific, Inc.	2,000	244,560
Mettler-Toledo International, Inc.*	500	142,370
Total Industrial		2,590,458

Energy - 2.6%
Eni SpA	46,300	726,955
Exxon Mobil Corp.	8,200	609,670
Columbia Pipeline Group, Inc.	19,200	351,168
Royal Dutch Shell plc — Class B	11,000	260,086
TransCanada Corp.	7,900	249,792
Total Energy		2,197,671

Basic Materials - 0.5%
Sherwin-Williams Co.	1,000	222,780
Airgas, Inc.	2,000	178,660
Total Basic Materials		401,440

Total Common Stocks
(Cost $88,235,044)		82,546,070

SHORT TERM INVESTMENTS† - 1.7%
Goldman Sachs Financial Square Treasury Instruments Fund 0.00%[1]	1,450,100	1,450,100
Total Short Term Investments
(Cost $1,450,100)		1,450,100

Total Investments - 99.9%
(Cost $89,685,144)		$83,996,170
Other Assets & Liabilities, net - 0.1%		57,368
Total Net Assets - 100.0%		$84,053,538

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
[1]	Rate indicated is the 7 day yield as of September 30, 2015.
plc — Public Limited Company

See Sector classification in Other Information section.

92 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

WORLD EQUITY INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2015

Assets:
Investments, at value (cost $89,685,144)	$83,996,170
Foreign currency, at value (cost $28,680)	28,683
Prepaid expenses	28,812
Receivables:
Dividends	294,002
Foreign taxes reclaim	207,681
Fund shares sold	42,606
Total assets	84,597,954

Liabilities:
Overdraft due to custodian bank	772
Payable for:
Fund shares redeemed	379,951
Management fees	46,767
Distribution and service fees	20,399
Fund accounting/administration fees	10,578
Transfer agent/maintenance fees	10,564
Trustees’ fees*	1,029
Distributions to shareholders	31,051
Miscellaneous	43,305
Total liabilities	544,416
Net assets	$84,053,538

Net assets consist of:
Paid in capital	$109,988,632
Distributions in excess of net investment income	(288,845)
Accumulated net realized loss on investments	(19,943,662)
Net unrealized depreciation on investments	(5,702,587)
Net assets	$84,053,538

A-Class:
Net assets	$73,567,757
Capital shares outstanding	5,990,787
Net asset value per share	$12.28
Maximum offering price per share (Net asset value divided by 95.25%)	$12.89

C-Class:
Net assets	$5,936,144
Capital shares outstanding	562,564
Net asset value per share	$10.55

P-Class:
Net assets	$9,134
Capital shares outstanding	741
Net asset value per share	$12.33

Institutional Class:
Net assets	$4,540,503
Capital shares outstanding	371,298
Net asset value per share	$12.23

STATEMENT OF OPERATIONS
Year Ended September 30, 2015

Investment Income:
Dividends (net of foreign withholding tax of $256,570)	$3,406,543
Other income	115
Total investment income	3,406,658

Expenses:
Management fees	667,458
Transfer agent/maintenance fees:
A-Class	103,055
B-Class	14,060
C-Class	13,165
P-Class**	90
Institutional Class	4,354
Distribution and service fees:
A-Class	203,685
C-Class	60,115
P-Class**	10
Fund accounting/administration fees	138,250
Tax expense	10,188
Custodian fees	9,261
Trustees’ fees*	7,949
Line of credit fees	6,154
Miscellaneous	157,679
Total expenses	1,395,473
Net investment income	2,011,185

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(1,216,924)
Foreign currency	(61,023)
Net realized loss	(1,277,947)
Net change in unrealized appreciation (depreciation) on:
Investments	(6,973,425)
Foreign currency	(919)
Net change in unrealized appreciation (depreciation)	(6,974,344)
Net realized and unrealized loss	(8,252,291)
Net decrease in net assets resulting from operations	$(6,241,106)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
**	Since commencement of operations: May 1, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 93

WORLD EQUITY INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2015	Year Ended September 30, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,011,185	$2,231,596
Net realized gain (loss) on investments	(1,277,947)	5,032,043
Net change in unrealized appreciation (depreciation) on investments	(6,974,344)	112,540
Net increase (decrease) in net assets resulting from operations	(6,241,106)	7,376,179

Distributions to shareholders from:
Net investment income
A-Class	(2,093,228)	(2,342,975)
B-Class	(37,182)	(82,131)
C-Class	(113,425)	(87,065)
P-Class*	(87)	—
Institutional Class	(100,864)	(17,450)
Total distributions to shareholders	(2,344,786)	(2,529,621)

Capital share transactions:
Proceeds from sale of shares
A-Class	21,530,432	19,667,007
B-Class	426	316,980
C-Class	2,875,991	2,381,875
P-Class*	10,001	—
Institutional Class	5,710,071	729,944
Distributions reinvested
A-Class	2,035,374	2,327,878
B-Class	37,174	81,697
C-Class	89,045	81,979
P-Class*	87	—
Institutional Class	44,847	17,450
Cost of shares redeemed
A-Class	(21,295,826)	(13,679,896)
B-Class	(1,916,762)	(985,303)
C-Class	(1,746,534)	(707,859)
P-Class*	—	—
Institutional Class	(1,698,989)	(87,320)
Net increase from capital share transactions	5,675,337	10,144,432
Net increase (decrease) in net assets	(2,910,555)	14,990,990

Net assets:
Beginning of year	86,964,093	71,973,103
End of year	$84,053,538	$86,964,093
(Distributions in excess of net investment income)/Undistributed net investment income at end of year	$(288,845)	$64,616

*	Since commencement of operations: May 1, 2015.

94 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

WORLD EQUITY INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Year Ended September 30, 2015	Year Ended September 30, 2014
Capital share activity:
Shares sold
A-Class	1,601,893	1,436,425
B-Class	36	26,018
C-Class	249,395	202,224
P-Class*	734	—
Institutional Class	430,264	52,741
Shares issued from reinvestment of distributions
A-Class	156,014	172,998
B-Class	3,234	7,052
C-Class	7,937	7,031
P-Class*	7	—
Institutional Class	3,463	1,301
Shares redeemed
A-Class	(1,598,406)	(1,012,114)
B-Class	(167,791)	(84,436)
C-Class	(154,420)	(62,524)
Institutional Class	(130,120)	(6,471)
Net increase in shares	402,240	740,245

*	Since commencement of operations: May 1, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 95

WORLD EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011
Per Share Data
Net asset value, beginning of period	$13.51	$12.60	$10.55	$9.70	$10.52
Income (loss) from investment operations:
Net investment income (loss)[a]	.29	.38	.18	.15	.05
Net gain (loss) on investments (realized and unrealized)	(1.18)	.95	2.16	.70	(.81)
Total from investment operations	(.89)	1.33	2.34	.85	(.76)
Less distributions from:
Net investment income	(.34)	(.42)	(.29)	(—)[e]	(.06)
Total distributions	(.34)	(.42)	(.29)	(—)[e]	(.06)
Net asset value, end of period	$12.28	$13.51	$12.60	$10.55	$9.70

Total Return[b]	(6.70%)	10.62%	22.58%	8.82%	(7.32%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$73,568	$78,783	$65,966	$61,838	$65,573
Ratios to average net assets:
Net investment income (loss)	2.21%	2.81%	1.59%	1.45%	0.04%
Total expenses[c]	1.48%	1.66%	1.93%	2.05%	1.85%
Net expenses[d]	1.43%[h]	1.49%[h]	1.59%	1.63%	1.82%
Portfolio turnover rate	131%	131%	154%	41%	206%

C-Class	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2011
Per Share Data
Net asset value, beginning of period	$11.61	$10.79	$9.01	$8.33	$9.06
Income (loss) from investment operations:
Net investment income (loss)[a]	.17	.25	.08	.06	(.04)
Net gain (loss) on investments (realized and unrealized)	(1.02)	.81	1.84	.62	(.69)
Total from investment operations	(.85)	1.06	1.92	.68	(.73)
Less distributions from:
Net investment income	(.21)	(.24)	(.14)	—	—
Total distributions	(.21)	(.24)	(.14)	—	—
Net asset value, end of period	$10.55	$11.61	$10.79	$9.01	$8.33

Total Return[b]	(7.40%)	9.79%	21.57%	8.16%	(8.06%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,936	$5,337	$3,377	$3,015	$3,426
Ratios to average net assets:
Net investment income (loss)	1.50%	2.13%	0.80%	0.68%	(0.37%)
Total expenses[c]	2.28%	2.62%	2.89%	2.88%	2.60%
Net expenses[d]	2.23%[h]	2.24%[h]	2.35%	2.38%	2.58%
Portfolio turnover rate	131%	131%	154%	41%	206%

96 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

WORLD EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Period Ended September 30, 2015[g]
Per Share Data
Net asset value, beginning of period	$13.62
Income (loss) from investment operations:
Net investment income (loss)[a]	.12
Net gain (loss) on investments (realized and unrealized)	(1.29)
Total from investment operations	(1.17)
Less distributions from:
Net investment income	(.12)
Total distributions	(.12)
Net asset value, end of period	$12.33

Total Return[b]	(8.64%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9
Ratios to average net assets:
Net investment income (loss)	2.14%
Total expenses[c]	3.54%
Net expenses[d]	1.48%[h]
Portfolio turnover rate	131%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 97

WORLD EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012	Period Ended September 30, 2011[f]
Per Share Data
Net asset value, beginning of period	$13.45	$12.53	$10.50	$9.70	$12.37
Income (loss) from investment operations:
Net investment income (loss)[a]	.36	.44	.28	.28	.13
Net gain (loss) on investments (realized and unrealized)	(1.21)	.90	2.10	.52	(2.80)
Total from investment operations	(.85)	1.34	2.38	.80	(2.67)
Less distributions from:
Net investment income	(.37)	(.42)	(.35)	(—)[e]	—
Total distributions	(.37)	(.42)	(.35)	(—)[e]	—
Net asset value, end of period	$12.23	$13.45	$12.53	$10.50	$9.70

Total Return[b]	(6.42%)	10.83%	23.17%	8.17%	(21.58%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,541	$911	$252	$90	$285
Ratios to average net assets:
Net investment income (loss)	2.70%	3.27%	2.42%	2.70%	2.99%
Total expenses[c]	1.23%	1.33%	1.73%	1.90%	2.27%
Net expenses[d]	1.23%[h]	1.23%[h]	1.26%	1.32%	1.36%
Portfolio turnover rate	131%	131%	154%	41%	206%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Distributions from net investment income are less than $0.01 per share.
[f]	Since commencement of operations: May 2, 2011. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[g]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[h]

Net expenses may include expenses that are excluded from the expense limitation agreement and recouped amounts. Excluding these expenses, the operating expense ratios for the periods presented would be:

	09/30/15	09/30/14
A-Class	1.46%	1.46%
C-Class	2.21%	2.21%
P-Class	1.46%	—
Institutional Class	1.21%	1.21%

98 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate Fund. The Trust is authorized to issue an unlimited number of shares. The Trust accounts for the assets of each Fund separately.

The Trust offers a combination of four separate classes of shares, A-Class shares, C-Class shares, P-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%, except for Limited Duration Fund which will not exceed 2.25%. Prior to February 22, 2011, the maximum sales charge was 5.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. B-Class shares previously offered have been converted to A-Class shares effective July 31, 2014 for the Alpha Opportunity Fund, and effective August 8, 2015 for the other funds in the Trust. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares have a minimum initial investment of $2 million and a minimum account balance of $1 million. At September 30, 2015, the Trust consisted of seventeen funds.

This report covers the Alpha Opportunity Fund, Large Cap Value Fund, Risk Managed Real Estate Fund, Small Cap Value Fund, StylePlus—Large Core Fund, StylePlus—Mid Growth Fund and World Equity Income Fund (the “Funds”), each a diversified investment company, with the exception of the Large Cap Value Fund and Risk Managed Real Estate Fund, which are each a non-diversified investment company.

Guggenheim Investments (“GI”) provides advisory services, and Rydex Fund Services, LLC (“RFS”) provides transfer agent, administrative and accounting services to the Trust. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI, RFS and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of the Funds is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

A. The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities or other assets.

Valuations of the Funds’ securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed and will review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used by, and valuations provided by, the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 99

NOTES TO FINANCIAL STATEMENTS (continued)

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, the Board of Trustees has authorized the Valuation Committee and GI to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Open-end investment companies (“Mutual Funds”) are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds (“ETFs”) and closed-end investment companies (“CEFs”) are valued at the last quoted sales price.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker/dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

The value of futures contracts is accounted for using the unrealized gain or loss on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the Official Settlement Price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The value of OTC swap agreements entered into by a Fund is accounted for using the unrealized gain or loss on the agreements that is determined by marking the agreements to the last quoted value of the index that the swap pertains to at the close of the NYSE. The swap’s value is then adjusted to include dividends accrued, and financing charges and/or interest associated with the swap agreements.

Investments for which market quotations are not readily available are fair valued as determined in good faith by GI under the direction of the Board of Trustees using methods established or ratified by the Board of Trustees. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

100 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

B. The Funds may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Funds actually take delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date.

C. When a Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Funds may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

D. Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E. Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of an agreement or termination of the agreement are recognized as realized gains or losses.

F. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

G. Dividends from net investment income are declared quarterly in the World Equity Income Fund and Risk Managed Real Estate Fund. Dividends are reinvested in additional shares unless shareholders request payment in cash. Distributions of net investment income in the remaining Funds and distributions of net realized gains, if any, in all Funds are declared at least annually and recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

H. Interest and dividend income, most expenses, all realized gains and losses, and all unrealized gains and losses are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis upon the respective aggregate net assets of each Fund included in the Trust.

I. Under the fee arrangement with the custodian, the Funds may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in

THE GUGGENHEIM FUNDS ANNUAL REPORT | 101

NOTES TO FINANCIAL STATEMENTS (continued)

expense from the related earnings credits, if any. For the year ended September 30, 2015, there were no earnings credits received.

J. The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

K. Under the Funds’ organizational documents, their Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

L. The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

2. Financial Instruments and Derivatives

As part of its investment strategy, the Funds utilize short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Short Sales

A short sale is a transaction in which a Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, that Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, that Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

102 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Hedge: an investment made in order to reduce the risk of adverse price movements in a security by taking an offsetting position to protect against broad market moves.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

Speculation: the use of an instrument to express a macro-economic and other investment views.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

Swaps

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. A Fund utilizing OTC swaps bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing. Central clearing generally reduces counterparty credit risk and increases liquidity, but central clearing does not make swap transactions risk-free. Additionally, there is no guarantee that a Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as index or basket) or a fixed or variable interest rate. Index swaps will usually be computed based on the current index value as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. Custom basket swaps are computed in a similar manner, but the composition of the custom basket swap is not tied directly to a publically available index. As such, the constituents of the basket are available on the respective Fund’s Schedule of Investments. A Fund utilizing a total return index swap bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying index declines in value.

The following table represents the Funds’ use and volume of total return swaps for the period ended September 30, 2015:

		Average Notional
Fund	Use	Long	Short
Alpha Opportunity Fund	Hedge, Leverage	$17,618,027	$(16,742,463)
Risk Managed Real Estate Fund	Leverage	32,971,958	(7,609,964)
StylePlus—Large Core Fund	Index Exposure	163,080,973	—
StylePlus—Mid Growth Fund	Index Exposure	69,921,236	—

Futures

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including: (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-

THE GUGGENHEIM FUNDS ANNUAL REPORT | 103

NOTES TO FINANCIAL STATEMENTS (continued)

traded, and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as restricted cash on the Statement of Assets and Liabilities; securities held as collateral are noted on the Schedule of Investments.

The following table represents the Funds’ use and volume of futures for the period ended September 30, 2015:

Fund	Use	Average Notional
Alpha Opportunity Fund	Index Exposure	$692,550
StylePlus—Large Core Fund	Index Exposure	767,041
StylePlus—Mid Growth Fund	Index Exposure	902,529

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of September 30, 2015:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity contracts	Variation margin	Variation margin
	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements

The following table sets forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at September 30, 2015:

Asset Derivative Investments Value
Fund	Futures Equity Contracts*	Swaps Equity Contracts	Total Value at September 30, 2015
Alpha Opportunity Fund	$—	$969,645	$969,645
Risk Managed Real Estate Fund	—	678,433	678,433
StylePlus—Large Core Fund	—	291	291
StylePlus—Mid Growth Fund	—	230	230

Liability Derivative Investments Value
Fund	Futures Equity Contracts*	Swaps Equity Contracts	Total Value at September 30, 2015
Alpha Opportunity Fund	$—	$1,054,855	$1,054,855
Risk Managed Real Estate Fund	—	852,338	852,338
StylePlus—Large Core Fund	33,571	12,780,270	12,813,841
StylePlus—Mid Growth Fund	4,838	6,407,578	6,412,416

*

Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the period ended September 30, 2015:

Derivative Investment	Type Location of Gain (Loss) on Derivatives
Equity contracts	Net realized gain (loss) on futures contracts
Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on futures contracts
Net change in unrealized appreciation (depreciation) on swap agreements

104 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the period ended September 30, 2015:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Contracts	Swaps Equity Contracts	Total
Alpha Opportunity Fund	$56,088	$(492,841)	$(436,753)
Risk Managed Real Estate Fund	—	3,167,916	3,167,916
StylePlus—Large Core Fund	(48,043)	17,355,677	17,307,634
StylePlus—Mid Growth Fund	39,860	9,031,097	9,070,957

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Contracts	Swaps Equity Contracts	Total
Alpha Opportunity Fund	$32,652	$44,992	$44,992
Risk Managed Real Estate Fund	—	(173,904)	(173,904)
StylePlus—Large Core Fund	(24,861)	(18,461,208)	(18,486,069)
StylePlus—Mid Growth Fund	14,952	(8,310,807)	(8,295,855)

In conjunction with the use of short sales and derivative instruments, the Funds are required to maintain collateral in various forms. The Funds use, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

3. Fees and Other Transactions with Affiliates

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at their annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Alpha Opportunity Fund	1.25%
Large Cap Value Fund	0.65%
Risk Managed Real Estate Fund	0.75%
Small Cap Value Fund	1.00%
StylePlus—Large Core Fund	0.75%
StylePlus—Mid Growth Fund	0.75%
World Equity Income Fund	0.70%

THE GUGGENHEIM FUNDS ANNUAL REPORT | 105

NOTES TO FINANCIAL STATEMENTS (continued)

RFS is paid the following for providing transfer agent services to the Funds. Transfer agent fees are assessed to the applicable class of each Fund.

Annual charge per account	$5.00 – $8.00
Transaction fee	$0.60 – $1.10
Minimum annual charge per Fund†	$25,000
Certain out-of-pocket charges	Varies

†	Not subject to Funds during first twelve months of operations.

RFS also acts as the administrative agent for the Funds, and as such performs administrative functions and the bookkeeping, accounting and pricing functions for each Fund. For these services, RFS receives the following:

Fund	Fund Accounting/ Administrative Fees (as a % of Net Assets)
Alpha Opportunity Fund	0.095%
Large Cap Value Fund	0.095%
Risk Managed Real Estate Fund	0.095%
Small Cap Value Fund	0.095%
StylePlus—Large Core Fund	0.095%
StylePlus—Mid Growth Fund	0.095%
World Equity Income Fund	greater of 0.150%
or $60,000
Minimum annual charge per Fund	$25,000
Certain out-of-pocket charges	Varies

RFS engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Funds have adopted Distribution Plans related to the offering of A-Class, C-Class and P-Class shares pursuant to Rule 12b-1 under the 1940 Act. The plans provide for payments at an annual rate of 0.25% of the average daily net assets of each Fund’s A-Class and P-Class shares, and 1.00% of the average daily net assets of each Fund’s B-Class and C-Class shares.

Effective August 1, 2007, the Large Cap Value Fund ceased charging 12b-1 fees on B-Class shares in accordance with the FINRA sales cap regulations.

Effective August 25, 2005, the World Equity Income Fund ceased charging 12b-1 fees on B-Class shares in accordance with the FINRA sales cap regulations.

106 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The investment advisory contracts for the following Funds provide that the total expenses be limited to a percentage of average net assets for each class of shares, exclusive of brokerage costs, dividends on securities sold short, expenses of other investment companies in which a Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

	Limit	Effective Date	Contract End Date
Alpha Opportunity Fund – A-Class	2.11%	11/30/12	02/01/16
Alpha Opportunity Fund – C-Class	2.86%	11/30/12	02/01/16
Alpha Opportunity Fund - P-Class**	2.11%	05/01/15	02/01/17
Alpha Opportunity Fund – Institutional Class	1.86%	11/30/12	02/01/16
Large Cap Value Fund – A-Class	1.15%	11/30/12	02/01/16
Large Cap Value Fund – C-Class	1.90%	11/30/12	02/01/16
Large Cap Value Fund - P-Class**	1.15%	05/01/15	02/01/17
Large Cap Value Fund – Institutional Class	0.90%	06/05/13	02/01/16
Risk Managed Real Estate Fund – A-Class*	1.30%	03/26/14	02/01/16
Risk Managed Real Estate Fund – C-Class*	2.05%	03/26/14	02/01/16
Risk Managed Real Estate Fund – P-Class**	1.30%	05/01/15	02/01/17
Risk Managed Real Estate Fund – Institutional Class*	1.10%	03/26/14	02/01/16
Small Cap Value Fund – A-Class	1.30%	11/30/12	02/01/16
Small Cap Value Fund – C-Class	2.05%	11/30/12	02/01/16
Small Cap Value Fund - P-Class**	1.30%	05/01/15	02/01/17
Small Cap Value Fund – Institutional Class	1.05%	11/30/12	02/01/16
World Equity Income Fund – A-Class	1.46%	08/15/13	02/01/16
World Equity Income Fund – C-Class	2.21%	08/15/13	02/01/16
World Equity Income Fund - P-Class**	1.46%	05/01/15	02/01/17
World Equity Income Fund – Institutional Class	1.21%	08/15/13	02/01/16

*	Commencement of operations: March 28, 2014.
**	Commencement of operations: May 1, 2015.

GI is entitled to reimbursement by the Funds for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. At 9/30/2015, the amount of fees waived or expenses reimbursed that are subject to recoupment are presented in the following table:

Fund	Expires 2016	Expires 2017	Expires 2018	Fund Total
Alpha Opportunity Fund	$204,142	$126,237	$68,666	$399,045
Large Cap Value Fund	189,178	213,340	117,091	519,609
Risk Managed Real Estate Fund	—	468	—	468
Small Cap Value Fund	173,126	199,545	153,832	526,503
World Equity Income Fund	247,162	167,150	—	414,312

For the year ended September 30, 2015, GI recouped $24,679 from the Risk Managed Real Estate Fund and $22,291 from World Equity Income Fund. These amounts are included in Management Fees in the Statement of Operations.

For the year ended September 30, 2015, GFD retained sales charges of $660,571 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI, RFS and GFD.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 107

NOTES TO FINANCIAL STATEMENTS (continued)

4. Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The following table summarizes the inputs used to value the Funds’ investments at September 30, 2015. See the Schedule of Investments for more details on the classification of securities.

	Level 1 Investments In Securities	Level 1 Other Financial Instruments*	Level 2 Investments In Securities	Level 2 Other Financial Instruments*	Level 3 Investments In Securities	Total
Assets
Alpha Opportunity Fund	$56,116,520	$—	$—	$969,645	$—	$57,086,165
Large Cap Value Fund	50,969,683	—	—	—	—	50,969,683
Risk Managed Real Estate Fund	106,334,989	—	—	678,433	—	107,013,422
Small Cap Value Fund	18,148,223	—	—	—	16	18,148,239
StylePlus—Large Core Fund	174,261,772	—	3,544,124	291	—	177,806,187
StylePlus—Mid Growth Fund	75,329,454	—	1,593,434	230	—	76,923,118
World Equity Income Fund	83,996,170	—	—	—	—	83,996,170

Liabilities
Alpha Opportunity Fund	$14,041,376	$—	$—	$1,054,855	$—	$15,096,231
Risk Managed Real Estate Fund	14,216,127	—	—	852,338	—	15,068,465
StylePlus—Large Core Fund	—	33,571	—	12,780,270	—	12,813,841
StylePlus—Mid Growth Fund	—	4,838	—	6,407,578	—	6,412,416

*	Other financial instruments may include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

Independent pricing services are used to value a majority of the Funds’ investments. When values are not available from a pricing service, they may be computed by the Funds’ investment adviser or an affiliate. In any event, values may be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information and analysis. A significant portion of the Funds’ assets and liabilities are categorized as Level 2 or Level 3, as indicated in this report.

Indicative quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may be also used to value the Funds’ assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although indicative quotes are typically received from established market participants, the Funds may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in an indicative quote would generally result in significant changes in the fair value of the security.

108 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Certain fixed income securities are valued by obtaining a monthly indicative quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

For the year ended September 30, 2015, there were no transfers between levels.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

5. Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statements of Assets and Liabilities in conformity with U.S. GAAP.

Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset In the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Alpha Opportunity Fund	Swap equity contracts	$969,645	$—	$969,645	$969,645	$—	$—
Risk Managed Real Estate Fund	Swap equity contracts	678,433	—	678,433	678,433	—	—
StylePlus—Large Core Fund	Swap equity contracts	291	—	291	—	—	291
StylePlus—Mid Growth Fund	Swap equity contracts	230	—	230	—	—	230

THE GUGGENHEIM FUNDS ANNUAL REPORT | 109

NOTES TO FINANCIAL STATEMENTS (continued)

Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset In the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Alpha Opportunity Fund	Swap equity contracts	$1,054,855	$—	$1,054,855	$969,645	$85,210	$—
Risk Managed Real Estate Fund	Swap equity contracts	852,338	—	852,338	678,645	173,693	—
StylePlus—Large Core Fund	Swap equity contracts	12,780,270	—	12,780,270	—	12,780,270	—
StylePlus—Mid Growth Fund	Swap equity contracts	6,407,578	—	6,407,578	—	6,407,578	—

[1]	Exchange-traded futures are excluded from these reported amounts.

6. Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on Federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains. For the year ended September 30, 2015, the following capital loss carryforward amounts were used:

Fund	Amount
Large Cap Value Fund	$1,512,927
World Equity Income Fund	899,982

The tax character of distributions paid during the year ended September 30, 2015 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Alpha Opportunity Fund	$2,557	$—	$2,557
Large Cap Value Fund	463,001	1,811,884	2,274,885
Risk Managed Real Estate Fund	538,258	114,879	653,137
Small Cap Value Fund	—	5,200,913	5,200,913
StylePlus—Large Core Fund	27,474,090	—	27,474,090
StylePlus—Mid Growth Fund	9,279,013	155	9,279,168
World Equity Income Fund	2,344,786	—	2,344,786

110 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the year ended September, 2014 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Alpha Opportunity Fund	$—	$—	$—
Large Cap Value Fund	414,301	—	414,301
Risk Managed Real Estate Fund	191,735	—	191,735
Small Cap Value Fund	717,032	2,624,346	3,341,378
StylePlus—Large Core Fund	5,969,443	26,574,113	32,543,556
StylePlus—Mid Growth Fund	3,936,969	3,381,000	7,317,969
World Equity Income Fund	2,529,621	—	2,529,621

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

Tax components of accumulated earnings/(deficit) as of September, 2015, were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation/ (Depreciation)	Accumulated Capital and Other Losses	Other Temporary Differences
Alpha Opportunity Fund	$—	$—	$(1,932,139)	$(3,670,500)	$—
Large Cap Value Fund	478,004	3,669,546	353,964	—	—
Risk Managed Real Estate Fund	15,797,857	—	(6,759,704)	(6,381)	—
Small Cap Value Fund	—	1,331,330	(1,286,055)	(9,380)	—
StylePlus—Large Core Fund	1,489,891	18,677,775	(13,896,798)	—	—
StylePlus—Mid Growth Fund	776,617	9,350,134	(7,413,457)	—	—
World Equity Income Fund	120,374	—	(6,031,719)	(19,614,530)	(409,219)

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. For taxable years beginning on or before December 22, 2010, such capital losses may be carried forward for a maximum of eight years. Under the RIC Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those taxable years must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. For the year ended September 30, 2015, capital loss carryovers utilized or expired and the accumulated net realized loss on sales of investments for federal income tax purposes which are available to offset future taxable gains are shown in the table below:

Fund	Capital Loss Carryovers Utilized	Capital Loss Carryovers Expired	Expires in 2017	Expires in 2018	Unlimited Short-Term	Unlimited Long-Term	Total Capital Loss Carryforward
Alpha Opportunity Fund	$1,976,276	$—	$—	$(3,670,500)	$—	$—	$(3,670,500)
Large Cap Value Fund	—	—	—	—	—	—	—
Risk Managed Real Estate Fund	—	—	—	—	—	—	—
Small Cap Value Fund	—	—	—	—	—	—	—
StylePlus—Large Core Fund	—	—	—	—	—	—	—
StylePlus—Mid Growth Fund	—	—	—	—	—	—	—
World Equity Income Fund	—	—	(12,357,585)	(5,357,504)	—	—	(17,715,089)

As of September 30, 2015, the following reclassifications were made to the capital accounts of the Funds to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations, which are primarily due to equalization accounting, foreign currency reclasses, passive foreign investment companies, paydowns

THE GUGGENHEIM FUNDS ANNUAL REPORT | 111

NOTES TO FINANCIAL STATEMENTS (continued)

from asset backed securities, net operating losses and netting of operating losses with net short-term capital gains, return of capital on investments, dividend reclasses, short dividend expense, and excise taxes paid. Net investment income, net realized gains and net assets were not affected by these changes.

On the Statements of Assets and Liabilities, the following adjustments were made for permanent book/tax differences:

Fund	Paid In Capital	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)
Alpha Opportunity Fund	$(1,639,739)	$602,763	$1,036,976
Large Cap Value Fund	1,091,045	2,014	(1,093,059)
Risk Managed Real Estate Fund	1,055,778	3,223,874	(4,279,652)
Small Cap Value Fund	816,355	305,110	(1,121,465)
StylePlus—Large Core Fund	1,610,254	2,990	(1,613,244)
StylePlus—Mid Growth Fund	936,308	4,734	(941,042)
World Equity Income Fund	(35,307)	(19,860)	55,167

At September 30, 2015, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Gain	Tax Unrealized Loss	Net Unrealized Gain (Loss)
Alpha Opportunity Fund	$59,187,439	$540,820	$(3,611,739)	$(3,070,919)
Large Cap Value Fund	50,615,719	5,550,085	(5,196,121)	353,964
Risk Managed Real Estate Fund	113,739,501	917,392	(8,321,904)	(7,404,512)
Small Cap Value Fund	19,434,294	1,516,307	(2,802,362)	(1,286,055)
StylePlus—Large Core Fund	178,922,714	1,026,975	(2,143,793)	(1,116,818)
StylePlus—Mid Growth Fund	77,928,997	324,667	(1,330,776)	(1,006,109)
World Equity Income Fund	90,014,276	2,204,946	(8,223,052)	(6,018,106)

Pursuant to Federal income tax regulations applicable to investment companies, the Funds can elect to treat net capital losses and certain ordinary losses realized between November 1 and September 30 of each year as occurring on the first day of the following tax year. The Funds also can elect to treat certain ordinary losses realized between January 1 and September 30 of each year as occurring on the first day of the following tax year. The Funds have elected to defer the following late year losses:

Fund	Ordinary	Capital
Small Cap Value Fund	$(9,380)	$—
World Equity Income Fund	—	(1,899,441)

7. Securities Transactions

For the year ended September 30, 2015, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Alpha Opportunity Fund	$44,402,701	$9,491,870
Large Cap Value Fund	33,899,013	45,417,250
Risk Managed Real Estate Fund	161,212,555	146,149,185
Small Cap Value Fund	14,271,874	21,303,871
StylePlus—Large Core Fund	123,198,767	142,056,755
StylePlus—Mid Growth Fund	60,827,224	66,560,568
World Equity Income Fund	124,997,041	118,459,015

112 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

8. Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Funds may invest in the Guggenheim Strategy Funds Trust consisting of Guggenheim Strategy Fund I, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Cash Management Funds”), open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2014 is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at http://www.sec.gov/Archives/edgar/data/1601445/000089180414001107/gug60774-ncsr.htm.

Transactions during the year ended September 30, 2015 in which the portfolio company is an “affiliated person” are as follows:

Affiliated issuers by Fund	Value 9/30/14	Additions	Reductions	Value 9/30/15	Shares 9/30/15	Investment Income	Realized Gain (Loss)
StylePlus—Large Core Fund
Guggenheim Strategy Fund I	$23,036,746	$36,926,547	$(17,450,000)	$42,522,683	1,709,111	$427,151	$(56,207)
Guggenheim Strategy Fund II	30,278,579	20,024,657	—	50,215,775	2,020,756	622,675	—
Guggenheim Strategy Fund III	43,398,278	6,960,478	—	50,309,143	2,022,072	949,634	—
	$96,713,603	$63,911,682	$(17,450,000)	$143,047,601		$1,999,460	$(56,207)

StylePlus—Mid Growth Fund
Guggenheim Strategy Fund I	$8,517,668	$16,967,635	$(8,100,000)	$17,393,825	699,109	$167,833	$(19,585)
Guggenheim Strategy Fund II	13,261,482	8,878,505	—	22,101,923	889,413	277,637	—
Guggenheim Strategy Fund III	17,812,592	4,667,289	—	22,457,513	902,633	412,864	—
	$39,591,742	$30,513,429	$(8,100,000)	$61,953,261		$858,334	$(19,585)

9. Line of Credit

The Trust, with the exception of Alpha Opportunity Fund and Capital Stewardship Fund, secured a committed, $625,000,000 line of credit from Citibank, N.A., good through October 9, 2015, at which time the line of credit may be renewed. This line of credit is reserved for emergency or temporary purposes. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, LIBOR plus 1.0%, and the Fed Funds rate, plus 0.50%. The Trust did not have any borrowings under this agreement as of and for the year ended September 30, 2015. The Trust also pays a commitment fee at an annualized rate of 0.07% of the average daily amount of their unused commitment amount.

10. Other Liabilities

StylePlus—Large Core Fund wrote put option contracts through Lehman Brothers Inc., (“LBI”) that were exercised prior to the option contracts’ expiration and prior to the bankruptcy filing by LBI, during September, 2008. However, these transactions have not settled and the securities have not been delivered to the Fund as of September 30, 2015.

Although the ultimate resolution of these transactions is uncertain, the Fund has recorded a liability equal to the difference between the strike price on the put options and the market price of the underlying security on the exercise date. The amount of the liability recorded by the Fund as of September 30, 2015, was $18,615.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 113

NOTES TO FINANCIAL STATEMENTS (concluded)

11. Alpha Opportunity Fund

As noted in the Fund’s prior shareholder report, the Fund resolved certain outstanding short sale transactions with Lehman Brothers International Europe (“LBIE”) and its administrator in June 2014.

Effective January 28, 2015, the Fund, which had not accepted subscriptions since October 3, 2008, began accepting subscriptions for shares from new and existing shareholders.

12. Large Shareholder Risk

As of September 30, 2015, 70.7% of the Alpha Opportunity Fund (the “Fund”) was held by Macro Opportunities Fund. The Fund may experience adverse effects if a large number of shares of the Fund are held by a single shareholder (e.g., an institutional investor, financial intermediary or another GI Fund). The Fund is subject to the risk that a redemption by those shareholders of all or a large portion of the Fund could cause the Fund to liquidate its assets at inopportune times, or at a loss or depressed value, which could adversely impact the Fund’s performance and cause the value of a shareholder’s investment to decline. Redemptions of a large number of shares also may increase transaction costs or, by necessitating a sale of portfolio securities, have adverse tax consequences for shareholders. They also potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any) and may limit or prevent a Fund’s use of tax equalization.

114 | THE GUGGENHEIM FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
of Guggenheim Funds Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Guggenheim Alpha Opportunity Fund, Guggenheim Large Cap Value Fund, Guggenheim Risk Managed Real Estate Fund, Guggenheim Small Cap Value Fund, Guggenheim StylePlus-Large Core Fund, Guggenheim StylePlus-Mid Growth Fund and Guggenheim World Equity Income Fund (seven of the series constituting the Guggenheim Funds Trust) (the “Funds”) as of September 30, 2015, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Funds (seven of the series constituting the Guggenheim Funds Trust) at September 30, 2015, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia
November 25, 2015

THE GUGGENHEIM FUNDS ANNUAL REPORT | 115

OTHER INFORMATION (Unaudited)

Federal Income Tax Information

In January 2016, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2015.

The Trust’s investment income (dividend income plus short-term gains, if any) qualifies as follows:

Of the ordinary income distributions paid during the year, the following funds had the corresponding percentages qualify for the dividends received deduction for corporations:

Fund	Dividend received deduction
Large Cap Value Fund	82.39%
Risk Managed Real Estate Fund	2.20%
StylePlus—Large Core Fund	4.65%
StylePlus—Mid Growth Fund	3.17%
World Equity Income Fund	69.54%

The following amounts of taxable ordinary income dividends paid during the fiscal year qualified for the lower income tax rate available to individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003:

Fund	Qualified dividend income
Large Cap Value Fund	83.92%
Risk Managed Real Estate Fund	2.22%
StylePlus—Large Core Fund	4.65%
StylePlus—Mid Growth Fund	3.17%
World Equity Income Fund	100.00%

Additionally, of the taxable ordinary income distributions paid during the fiscal year ending September 30, 2015, the Fund had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively:

Fund	Qualified	Qualified short-term
StylePlus—Large Core Fund	2.91%	100.00%
StylePlus—Mid Growth Fund	3.14%	100.00%
Risk Managed Real Estate Fund	0.00%	100.00%

With respect to the taxable year ended September 30, 2015, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	LTCG dividend	From Proceeds of Shareholder Redemptions
Large Cap Value Fund	$1,811,884	$1,093,059
Risk Managed Real Estate Fund	114,879	487,801
Small Cap Value Fund	5,200,913	875,913
StylePlus—Large Core Fund	—	1,610,254
StylePlus—Mid Growth Fund	155	936,309

116 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level classifications used by Bloomberg Industry Classification System, a widely recognized industry classification system provider. In each Fund’s registration statement, the Funds have investment policies relating to concentration in specific industries. For purposes of these investment policies, the Funds usually classify industries based on industry-level classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Report of the Guggenheim Funds Trust Contracts Review Committee

Guggenheim Funds Trust (the “Trust”) was organized as a Delaware statutory trust on November 8, 2013, and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust includes the following series:

● Guggenheim Alpha Opportunity Fund (“Alpha Opportunity Fund”)	● Guggenheim Capital Stewardship Fund (“Capital Stewardship Fund”)
● Guggenheim Enhanced World Equity Fund (“Enhanced World Equity Fund”)	● Guggenheim Floating Rate Strategies Fund (“Floating Rate Strategies Fund”)
● Guggenheim High Yield Fund (“High Yield Fund”)	● Guggenheim Investment Grade Bond Fund (“Investment Grade Bond Fund”)
● Guggenheim Large Cap Value Fund (“Large Cap Value Fund”)	● Guggenheim Limited Duration Fund (“Limited Duration Fund”)
● Guggenheim Macro Opportunities Fund (“Macro Opportunities Fund”)	● Guggenheim Mid Cap Value Fund (“Mid Cap Value Fund”)
● Guggenheim Mid Cap Value Institutional Fund (“Mid Cap Value Institutional Fund”)	● Guggenheim Municipal Income Fund (“Municipal Income Fund”)
● Guggenheim Risk Managed Real Estate Fund (“Risk Managed Real Estate Fund”)	● Guggenheim Small Cap Value Fund (“Small Cap Value Fund”)
● Guggenheim StylePlus—Large Core Fund (“StylePlus—Large Core Fund”)	● Guggenheim StylePlus—Mid Growth Fund (“StylePlus—Mid Growth Fund”)
● Guggenheim Total Return Bond Fund (“Total Return Bond Fund”)	● Guggenheim World Equity Income Fund (“World Equity Income Fund”)

THE GUGGENHEIM FUNDS ANNUAL REPORT | 117

OTHER INFORMATION (Unaudited)(continued)

With the exception of Capital Stewardship Fund, Enhanced World Equity Fund, Floating Rate Strategies Fund, Limited Duration Fund, Macro Opportunities Fund, Risk Managed Real Estate Fund and Total Return Bond Fund, Security Investors, LLC, also known as Guggenheim Investments (“Security Investors”) and an indirect subsidiary of Guggenheim Partners, LLC, a global, diversified financial services firm (“Guggenheim Partners”), serves as investment adviser to each series of the Trust. (Guggenheim Partners, Security Investors, Guggenheim Partners Investment Management, LLC (“GPIM”) and their affiliates may be referred to herein collectively as “Guggenheim.”) In this connection, the Trust and Security Investors have entered into five separate investment management agreements which group the series as follows: (i) Mid Cap Value Fund, Mid Cap Value Institutional Fund, Small Cap Value Fund, StylePlus—Large Core Fund and World Equity Income Fund; (ii) Large Cap Value Fund; (iii) StylePlus—Mid Growth; (iv) Investment Grade Bond Fund, High Yield Fund and Municipal Income Fund; and (v) Alpha Opportunity Fund. (The Funds identified in (i) through (v) above are collectively referred to herein as the “SI-Advised Funds.”) Under the terms of the applicable investment management agreement between the Trust and Security Investors, Security Investors also is responsible for overseeing the activities of GPIM, an indirect subsidiary of Guggenheim Partners, with respect to its service as investment sub-adviser to Municipal Income Fund, pursuant to an investment sub-advisory agreement between Security Investors and GPIM (the “Sub-Advisory Agreement”).

GPIM serves as investment adviser with respect to each of Capital Stewardship Fund, Enhanced World Equity Fund, Floating Rate Strategies Fund, Limited Duration Fund, Macro Opportunities Fund, Risk Managed Real Estate Fund and Total Return Bond Fund (collectively, the “GPIM-Advised Funds” and together with the SI-Advised Funds, the “Funds” and individually, a “Fund”). In this connection, the Trust and GPIM have entered into five separate investment advisory agreements which group includes the GPIM-Advised Funds as follows: (i) Enhanced World Equity Fund; (ii) Floating Rate Strategies Fund, Macro Opportunities Fund and Total Return Bond Fund; (iii) Capital Stewardship Fund; (iv) Limited Duration Fund; and (v) Risk Managed Real Estate Fund. (The investment management agreements pertaining to the SI-Advised Funds and the investment advisory agreements pertaining to the GPIM-Advised Funds are referred to herein together as the “Advisory Agreements” and, together with the Sub-Advisory Agreement, as the “Agreements.” In addition, unless the context indicates otherwise, GPIM, with respect to its service as investment adviser to the GPIM-Advised Funds, and Security Investors as to the SI-Advised Funds, are each referred to herein as the “Adviser” and together, the “Advisers.”) Under the supervision of the Board of Trustees of the Trust (the “Board,” with the members of the Board referred to individually as the “Trustees”), the Advisers regularly provide (or, as applicable, oversee the provision of) investment research, advice and supervision, a continuous investment program, and direct the purchase and sale of securities and other investments for each Fund’s portfolio.

Following an initial two-year term, the Advisory Agreements continue in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested persons,” as defined by the 1940 Act, of the Trust (the “Independent Trustees”) casting votes in person at a meeting called for such purpose. At meetings held in person on April 29, 2015 (the “April Meeting”) and on May 19, 2015 (the “May Meeting”), the members of the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Advisory Agreements and the Sub-Advisory Agreement in connection with the Committee’s annual contract review schedule.1 As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”). Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Agreements and other principal contracts. In this connection, Independent Legal Counsel advised the Committee of: (i) the responsibilities of board members under applicable law; (ii) the standards for determining what constitutes an excessive fee as delineated by the courts and the factors the Trustees should consider in determining whether to approve the fee arrangements; and (iii) the disclosure requirements pertaining to these approvals, as required by the Securities and Exchange Commission. The

[1]

Since the Capital Stewardship Fund was subject to an investment management agreement approved by the Board for an initial term of two years at an in-person meeting of the Board held on August 19-20, 2014, it was not included in the contract renewal process conducted at the meetings in April and May 2015. Accordingly, references herein to the “Funds” should be understood as referring to all series of the Trust, excluding the Capital Stewardship Fund.

118 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

Committee took into account various materials received from Guggenheim and Independent Legal Counsel. Recognizing that the evaluation process with respect to the services provided by each of the Advisers is an ongoing one, the Committee also considered the variety of written materials, reports and oral presentations it received (and also received by the full Board) throughout the year regarding performance and operating results of the Funds.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help boards of directors/trustees fulfill their advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. Guggenheim prepared a presentation in response to a formal request for information sent by Independent Legal Counsel on behalf of the Independent Trustees. In addition, Guggenheim made a presentation at the April Meeting, which addressed areas identified for discussion by the Committee Chair and Independent Legal Counsel. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided following the April Meeting (collectively with the foregoing reports and materials, the “Contract Materials”).

Among other things, Guggenheim provided: (i) staffing reports and biographies of those key personnel of each Adviser providing services to the Funds; (ii) descriptions of various services performed by Guggenheim for the provision of a continuous investment program for each Fund, monitoring compliance with Fund investment strategies and statutory requirements, reviewing trading processes and conducting investment performance analyses; (iii) information regarding each Adviser’s compliance and regulatory history, including its Form ADV; and (iv) information concerning the parent company and overall Guggenheim organization and strategic plans and goals, all to assist the Committee in assessing the nature, extent and quality of services provided by each of Security Investors and GPIM, respectively. In addition, Guggenheim’s response included information comparing the investment performance, advisory fees and total expenses of the Funds to other funds (including such information presented in the FUSE reports as well as supplemental information prepared by Guggenheim), charts showing gross revenues, expenses and earnings for Guggenheim by product line and each Fund, including a breakout of various expenses, a description of Guggenheim’s expense allocation methodology and information about the profitability of the Funds to Guggenheim Investments (the investment management business of Guggenheim Partners), financial information for Guggenheim Investments, and certain information about Guggenheim’s insurance policies, business continuity plan, proxy voting procedures, trade allocation, shareholder communications and compliance monitoring, among other things.

The Committee considered the foregoing Contract Materials in the context of its substantial accumulated experience governing the Trust and weighed the factors and standards discussed with Independent Legal Counsel. Following an analysis and discussion of the factors identified below and in the exercise of its business judgment, the Committee concluded that it was in the best interests of the Funds2 to recommend that the Board approve the renewal of each Advisory Agreement and the Sub-Advisory Agreement for an additional 12-month term.

Investment Advisory Agreements

Nature, Extent and Quality of Services Provided by each Adviser: With respect to the nature, extent and quality of services currently provided by each Adviser, the Committee considered the information provided by Guggenheim concerning the education, experience, professional affiliations, areas of responsibility and duties of key personnel performing services for the Funds, including those personnel providing compliance oversight. In this connection, the Committee considered Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds and noted Guggenheim’s report on recent additions and departures in personnel who work on matters relating to the Funds or are significant to the operations of each Adviser. The Committee also considered the Advisers’ attention to relevant developments in the mutual fund industry and its observance of compliance and regulatory requirements, and noted that on a regular basis the Board receives and reviews information from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. In addition, the Committee

[2]

At the May Meeting, the Board determined to close and liquidate the Enhanced World Equity Fund based upon the Adviser’s recommendation (the “Liquidation Proposal”). Following an evaluation of strategic options, the Board determined that liquidation of the Fund as a series of the Trust would be in the best interests of the Fund and its shareholders. In view of the Liquidation Proposal, the Committee recommended the continuation of the Advisory Agreement with respect to the Enhanced World Equity Fund to provide for the continuation of advisory services until such time as the Fund was liquidated.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 119

OTHER INFORMATION (Unaudited)(continued)

took into account the various compliance and risk management initiatives undertaken by Guggenheim, including, among other things, the hiring of additional staff to support the firm’s Chief Risk Officer, initiatives related to the risks associated with the investment process and risk at the enterprise level, the organization’s risk management infrastructure and critical activities. The Committee also considered Guggenheim’s other initiatives intended to achieve greater enhancements and efficiencies in the organization’s ability to provide services to all of the registered investment companies for which Security Investors, GPIM or another Guggenheim affiliate serves as investment adviser/manager (including the Funds), such as efforts to consolidate compliance manuals and align processes of the Funds with those of other Funds managed by the Advisers or another Guggenheim affiliate. Moreover, in connection with the Committee’s evaluation of the overall package of services provided by each Adviser, the Committee considered each Adviser’s administrative capabilities, including its role in monitoring and coordinating compliance responsibilities with the fund administrator, transfer agent, distributor, custodian and other service providers to the Funds.

With respect to Guggenheim’s resources and the ability of each Adviser to carry out its responsibilities under the applicable Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee certain unaudited financial information concerning the Advisers’ parent company, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”). (The Committee received the audited consolidated financial statements of GPIMH once available following the April Meeting.)

The Committee also considered the acceptability of the terms of each Advisory Agreement (including the scope of services required to be performed by each Adviser). Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and at the May Meeting, as well as other considerations, including the Committee’s knowledge of each Adviser’s quality of performance of its duties through Board meetings, discussions and reports during the year, the Committee concluded that each Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under each Advisory Agreement with respect to the Funds.

Investment Performance: The Committee received, for each Fund, investment returns for the five-year, three-year, one-year and three-month periods ended December 31, 2014, as applicable. In addition, the Committee received a comparison of each Fund’s performance to the performance of a benchmark, a peer group of similar funds and a broader universe of funds identified by FUSE, in each case for the same periods and, with respect to performance universe rankings for each Fund as to the returns of Class A shares, also for the ten-year period ended December 31, 2014, as applicable. The Committee received from FUSE representatives and considered a description of the methodology employed by FUSE for identifying each Fund’s peer group and universe for performance and expense comparisons.

In seeking to evaluate Fund performance over a full market cycle, the Committee generally focused its attention first on five-year and three-year performance rankings as compared to the relevant universe of funds, but also considered more recent performance periods, including the one-year period and, as deemed appropriate, the three-month period, for certain Funds such as for those Funds that were recently launched or had undergone recent changes in the composition of the portfolio management team and/or the investment strategies employed. In this connection, the Committee made the following observations:

Alpha Opportunity Fund: The Fund’s Class A shares outperformed the performance universe median for the five-year and three-year periods, ranking in the 1st and 4th percentiles, respectively. In light of various changes to this Fund, including the resignation of Mainstream Investment Advisors, LLC, effective September 30, 2013, as the Fund’s sub-adviser for the domestic long/short sub-portfolio of the Fund and the assumption by Security Investors of such investment management responsibility, the impact on portfolio management as a result of the Lehman bankruptcy,3 and subsequent changes to the Fund’s investment strategies, a reduction in the fund accounting and administration fee and the re-opening of the Fund to

[3]

The Committee considered the circumstances that affected the management of the Fund as a result of the Fund’s prime broker, Lehman Brothers International Europe (“LBIE”), being placed into administration on September 15, 2008. The Fund’s exposure to LBIE had consisted of short sale proceeds held by LBIE, and restricted long positions held at the Fund’s custodian, as collateral for such short sales, which limited the management of the portfolio.

120 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

new subscriptions, the Committee considered more recent performance periods, including the one-year and the three-month periods. The Committee observed that the Fund’s Class A shares outperformed the performance universe median for the one-year and three-month periods ended December 31, 2014, ranking in the 11th and 4th percentiles, respectively.

Floating Rate Strategies Fund: The returns of the Fund’s Class A shares ranked in the 6th and 1st percentiles of its performance universe for the three-year and one-year periods ended December 31, 2014, respectively, and outperformed the performance universe median for each of these periods.

High Yield Fund: The Fund’s Class A shares ranked in the 64th, 7th and 46th percentiles of the performance universe for the five-year, three-year and one-year periods ended December 31, 2014, respectively, and outperformed the performance universe median for the three-year and one-year periods.

Investment Grade Bond Fund: The Fund’s Class A shares outperformed the performance universe median for the five-year, three-year and one-year periods ended December 31, 2014, ranking in the 14th, 4th and 3rd percentiles, respectively. The Committee also noted Guggenheim’s statement that the Fund outperformed its benchmark, the Barclays Capital U.S. Aggregate Index, for the five-year, three-year and one-year periods ended December 31, 2014, and that the current portfolio manager began management in August 2012 and, since that time, performance has been in the 1st quartile.

Large Cap Value Fund: The returns of the Class A shares underperformed the performance universe median for the five-year, three-year and one-year periods ended December 31, 2014, and ranked in the 76th, 60th and 78th percentiles, respectively. In analyzing this performance data, the Committee considered management’s discussion of the effect that stock selection had on the Fund’s performance. The Committee also noted recent measures taken by the Adviser to remedy relative underperformance, including enhancements to the portfolio analytics process with additional risk controls. The Committee took into account the presentations by the Fund’s portfolio management team at recent Board meetings and the team’s view that, although market conditions over the past several years had posed challenges for disciplined, long-term value investors, the long-term investment process employed for the Fund remains effective. The Committee also considered subsequent discussions with Guggenheim’s Assistant Chief Investment Officer (Equities) and the Managing Director of Equities concerning the portfolio management team’s investment thesis and portfolio construction processes and the continued confidence expressed by Guggenheim management in the portfolio management team’s capabilities, citing improved performance for the year-to-date as of March 31, 2015. In this connection, the Committee observed that, as to the Fund’s longer term performance track record, the FUSE report listed the returns for the Fund’s Class A shares for the ten-year period ended December 31, 2014, which exceeded the performance universe median, ranking in the 45th percentile. The Committee also noted Guggenheim’s commitment to monitor the Fund’s performance and update the Independent Trustees on a quarterly basis as to the impact of the process enhancements implemented to-date and advise on other steps that might be taken to address the Fund’s underperformance, if necessary.

Limited Duration Fund: The Committee noted the Fund’s inception date of December 16, 2013 and observed that the returns of the Fund’s Class A shares ranked in the 8th and 18th percentiles of the performance universe for the one-year and three-month periods ended December 31, 2014, respectively, outperforming the median returns.

Macro Opportunities Fund: The returns of the Fund’s Class A shares ranked in the 3rd and 8th percentiles of the performance universe for the three-year and one-year periods ended December 31, 2014, respectively, and outperformed the performance universe median for each of these periods. The Committee considered information provided by Guggenheim indicating that the Fund, which commenced operations on November 30, 2011, outperformed its benchmark, the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index, for the three-year and one-year periods ended December 31, 2014.

Mid Cap Value Fund: The returns of the Class A shares underperformed the performance universe median for the five-year, three-year and one-year periods ended December 31, 2014, and ranked in the 92nd, 80th and 67th percentiles, respectively. In analyzing this performance data, the Committee considered management’s discussion of the effect that stock selection had on the Fund’s performance. The Committee also noted recent measures taken by the Adviser to remedy relative underperformance, including enhancements to the portfolio analytics process with additional risk controls. The Committee took into account the presentations by the Fund’s portfolio management team at recent Board

THE GUGGENHEIM FUNDS ANNUAL REPORT | 121

OTHER INFORMATION (Unaudited)(continued)

meetings and the team’s view that, although market conditions over the past several years had posed challenges for disciplined, long-term value investors, the long-term investment process employed for the Fund remains effective. The Committee also considered subsequent discussions with Guggenheim’s Assistant Chief Investment Officer (Equities) and the Managing Director of Equities concerning the portfolio management team’s investment thesis and portfolio construction processes and the continued confidence expressed by Guggenheim management in the portfolio management team’s capabilities, citing improved performance for the year-to-date as of March 31, 2015. In this connection, the Committee observed that, as to the Fund’s longer term performance track record, the FUSE report listed the Fund’s performance for the ten-year period ended December 31, 2014 in the 1st quartile (22nd percentile) and that, according to Guggenheim, the Fund outperformed its benchmark over the same period and since inception. The Committee also noted Guggenheim’s statement that the underperformance for the five-year period is heavily influenced by the lagging performance in calendar year 2011 where growth and large cap stocks were rewarded over value and issuers with smaller market capitalizations. In addition, the Committee noted Guggenheim’s commitment to monitor the Fund’s performance and update the Independent Trustees on a quarterly basis as to the impact of the process enhancements implemented to-date and advise on other steps that might be taken to address the Fund’s underperformance, if necessary.

Mid Cap Value Institutional Fund: The Fund’s returns underperformed the performance universe median for the five-year, three-year and one-year periods ended December 31, 2014 and ranked in the 88th, 72nd and 61st percentiles, respectively. In analyzing this performance data, the Committee considered management’s discussion of the effect that stock selection had on the Fund’s performance. The Committee also noted recent measures taken by the Adviser to remedy relative underperformance, including enhancements to the portfolio analytics process with additional risk controls. The Committee took into account the presentations by the Fund’s portfolio management team at recent Board meetings and the team’s view that, although market conditions over the past several years had posed challenges for disciplined, long-term value investors, the long-term investment process employed for the Fund remains effective. The Committee also considered subsequent discussions with Guggenheim’s Assistant Chief Investment Officer (Equities) and the Managing Director of Equities concerning the portfolio management team’s investment thesis and portfolio construction processes and the continued confidence expressed by Guggenheim management in the portfolio management team’s capabilities, citing improved performance for the year-to-date as of March 31, 2015. In addition, the Committee noted Guggenheim’s statement that the underperformance for the five-year period is heavily influenced by the lagging performance in calendar year 2011 where growth and large cap stocks were rewarded over value and issuers with smaller market capitalizations. The Committee also considered Guggenheim’s commitment to monitor the Fund’s performance and update the Independent Trustees on a quarterly basis as to the impact of the process enhancements implemented to-date and advise on other steps that might be taken to address the Fund’s underperformance, if necessary.

Municipal Income Fund: The Committee considered that Security Investors does not directly manage the investment portfolio but has delegated such duties to GPIM. Based on the information provided and the review of the Fund’s investment performance, the Committee concluded that Security Investors had appropriately reviewed and monitored GPIM’s investment performance as Sub-Adviser to the Fund.

Risk Managed Real Estate Fund: The returns of the Fund’s Class A shares ranked in the 67th percentile of its performance universe for the three-month period ended December 31, 2014. The Committee considered that the Fund was recently organized as of February 12, 2014 and has a limited period of operation.

StylePlus—Large Core Fund: The Fund implemented a strategy change and a new portfolio management team in May 2013. In light of the foregoing, the Committee considered more recent performance periods, including the one-year and three-month periods ended December 31, 2014, and observed that the returns of the Fund’s Class A shares exceeded the median of its performance universe for both periods, ranking in the 10th and the 41st percentiles for the one-year and three-month periods, respectively. The Committee also took into account that the Fund outperformed its benchmark for the one-year period ended December 31, 2014.

StylePlus—Mid Growth Fund: The Fund implemented a strategy change and a new portfolio management team in May 2013. In light of the foregoing, the Committee considered more recent performance periods, including the one-year and three-month periods ended December 31, 2014, and observed that the returns of the Fund’s Class A shares exceeded the

122 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

median of its performance universe for both periods, ranking in the 13th and 36th percentiles for the one-year and three-month periods, respectively. The Committee also took into account that the Fund had outperformed its benchmark for the one-year period ended December 31, 2014.

Small Cap Value Fund: The Fund underperformed its performance universe median for the five-year, three-year and one-year periods ended December 31, 2014 and ranked in the 87th, 71st and 92nd percentiles, respectively. In analyzing this performance data, the Committee considered management’s discussion of the effect that stock selection had on the Fund’s performance. The Committee also noted recent measures taken by the Adviser to remedy relative underperformance, including enhancements to the portfolio analytics process with additional risk controls. The Committee took into account the presentations by the Fund’s portfolio management team at recent Board meetings and the team’s view that, although market conditions over the past several years had posed challenges for disciplined, long-term value investors, the long-term investment process employed for the Fund remains effective. The Committee also considered subsequent discussions with Guggenheim’s Assistant Chief Investment Officer (Equities) and the Managing Director of Equities concerning the portfolio management team’s investment thesis and portfolio construction processes and the continued confidence expressed by Guggenheim management in the portfolio management team’s capabilities, citing improved performance for the year-to-date as of March 31, 2015. In addition, the Committee noted Guggenheim’s statement that the underperformance for the five-year period is heavily influenced by the lagging performance in calendar year 2011 where growth and large cap stocks were rewarded over value and issuers with smaller market capitalizations. The Committee also considered Guggenheim’s commitment to monitor the Fund’s performance and update the Independent Trustees on a quarterly basis as to the impact of the process enhancements implemented to-date and advise on other steps that might be taken to address the Fund’s underperformance, if necessary.

Total Return Bond Fund: The returns of the Fund’s Class A shares ranked in the 1st and 2nd percentiles of its performance universe for the three-year and one-year periods ended December 31, 2014, respectively, and outperformed the performance universe median for each of these periods.

World Equity Income Fund: The Fund implemented a strategy change and a new portfolio management team in August 2013. In light of the foregoing, the Committee considered more recent performance periods, including the one-year and three-month periods ended December 31, 2014, and observed that the returns of the Fund’s Class A shares exceeded its performance universe median for the one-year period, ranking in the 27th percentile, and lagged its performance universe median for the three-month period, ranking in the 83rd percentile.

After reviewing the foregoing and related factors, the Committee concluded, within the context of its overall conclusions regarding the Advisory Agreements, that: (i) each Fund’s performance was acceptable; or (ii) it was satisfied with Guggenheim’s responses and efforts relating to investment performance.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Investment Manager from Its Relationship with the Funds: The Committee compared each Fund’s contractual advisory fee and total net expense ratio to the applicable peer group and compared each Fund’s total net expense ratio to its universe of funds for the various classes. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements) of the peer group of funds. In addition, the Committee considered each Fund’s advisory fee as compared to the advisory fee charged by the applicable Adviser to another fund and/or institutional separate account with a similar investment objective and strategies, as applicable, noting that, in certain instances, the Adviser charges a lower advisory fee to other clients. The Committee considered Guggenheim’s explanation that lower fees are charged in certain instances due to numerous factors, including the scope of contract, types of investors, applicable regulatory and legal structures, tax status, and for historical pricing reasons. In this regard, the Committee took into account Guggenheim’s assertion that the differences in fees reflected the Advisers’ greater level of responsibilities and significantly broader scope of services regarding the Funds, the more extensive regulatory obligations and risks associated with managing the Funds, and other financial considerations with respect to the Funds.

In further considering the comparative fee and expense data presented in the Contract Materials and addressed by Guggenheim, the Committee made the following observations:

THE GUGGENHEIM FUNDS ANNUAL REPORT | 123

OTHER INFORMATION (Unaudited)(continued)

Alpha Opportunity Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the asset weighted total net expense ratio are in the second quartile (27th and 45th percentiles, respectively) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

Floating Rate Strategies Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the fourth quartile (82nd percentile) of its peer group and the asset weighted total net expense ratio is in the third quartile (61st percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

High Yield Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (40th percentile) of its peer group and the asset weighted total net expense ratio is in the fourth quartile (77th percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

Investment Grade Bond Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the third quartile (67th percentile) of its peer group and the asset weighted total net expense ratio is in the fourth quartile (84th percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

Large Cap Value Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (31st percentile) of its peer group and the asset weighted total net expense ratio is in the first quartile (22nd percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

Limited Duration Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the third quartile (72nd percentile) of its peer group and the asset weighted total net expense ratio is in the second quartile (45th percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

Macro Opportunities Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the fourth quartile (85th percentile) of its peer group and the asset weighted total net expense ratio is in the third quartile (61st percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

Mid Cap Value Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (43rd percentile) of its peer group and the asset weighted total net expense ratio is in the fourth quartile (85th percentile) of its peer group.

Mid Cap Value Institutional Fund: The contractual advisory fee of the Fund is in the first quartile (15th percentile) of its peer group and the total net expense ratio is in the third quartile (69th percentile) of its peer group.

Municipal Income Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the asset weighted total net expense ratio are in the second quartile (26th and 38th percentiles, respectively) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

Risk Managed Real Estate Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the asset weighted total net expense ratio are in the first quartile (1st percentile as to each) of its peer group.

StylePlus—Large Core Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the asset weighted total net expense ratio are in the fourth quartile (80th and 100th percentiles, respectively) of its peer group.

124 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

StylePlus—Mid Growth Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (34th percentile) of its peer group and the asset weighted total net expense ratio is in the fourth quartile (100th percentile) of its peer group.

Small Cap Value Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the fourth quartile (78th percentile) of its peer group and the asset weighted total net expense ratio is in the first quartile (25th percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

Total Return Bond Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the fourth quartile (86th percentile) of its peer group and the asset weighted total net expense ratio is in the first quartile (19th percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

World Equity Income Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (27th percentile) of its peer group and the asset weighted total net expense ratio is in the fourth quartile (80th percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

With respect to the costs of services provided and profits realized by Guggenheim Investments from its relationship with the Funds, the Committee reviewed a profitability analysis and data from management for each Fund setting forth the average assets under management for the twelve months ended December 31, 2014, ending assets under management as of December 31, 2014, gross revenues received by Guggenheim Investments, expenses incurred in providing services to the Funds, earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2013. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis. In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the complexity of the investment strategies employed for the Funds, in addition to the foregoing data and various figures.

The Committee considered other benefits available to each Adviser because of its relationship with the Funds and noted that Security Investors and GPIM may be deemed to benefit from arrangements whereby an affiliate, Rydex Fund Services, LLC, receives fees for (i) performing certain administrative functions and bookkeeping, accounting and pricing functions for the Funds pursuant to a Fund Accounting and Administration Agreement, and (ii) acting as transfer agent for the Funds and performing all shareholder servicing functions, including transferring record ownership, processing purchase and redemption transactions, answering inquiries, mailing shareholder communications, and acting as the dividend disbursing agent pursuant to a Transfer Agency Agreement. The Committee reviewed the compensation arrangements for the provision of the foregoing services. The Committee also noted Guggenheim’s statement that it may benefit from marketing synergies arising from offering a broad spectrum of products, including the Funds. Based on all of the information provided and its review, the Committee determined that Guggenheim Investments’ profitability from its relationship with the Funds was not unreasonable.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Funds were being passed along to the shareholders. In this connection, the Committee also noted the Adviser’s statement that Guggenheim continues to develop the infrastructure needed to support Fund asset growth and to achieve economies of scale across the firm’s various products and product lines. Thus, while Guggenheim may be benefiting from certain economies of scale and related cost efficiencies, it is concurrently realizing new costs and expenses associated with investment in infrastructure, personnel and systems.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 125

OTHER INFORMATION (Unaudited)(continued)

In addition, the Committee considered the size of the Funds and the competitiveness of and/or other determinations made regarding the current advisory fee for each Fund. The Committee also took into account Guggenheim’s statement that generally the Funds’ assets are not sufficiently large to warrant breakpoints, with only four Funds—Floating Rate Strategies Fund, Macro Opportunities Fund, Mid Cap Value Fund, and Total Return Bond Fund—having assets in excess of (or approaching) $1 billion as of March 31, 2015. With respect to the four Funds noted, the Committee noted that none of the Funds had levels of profitability that were outliers and made the following observations:

Floating Rate Strategies Fund: The Adviser has entered into an expense limitation agreement with respect to the Fund. In addition, the Fund’s total net expense ratio is competitive with the peer group median.

Macro Opportunities Fund: The Adviser has entered into an expense limitation agreement with respect to the Fund. Although the contractual advisory fee is in the fourth quartile of its peer group, the total net expense ratio is competitive with the peer group median. In addition, as noted, the Committee considered Guggenheim’s statement that the Fund is unique to its peer group in that it has a broader investment mandate with greater opportunistic flexibility.

Mid Cap Value Fund: The Fund’s contractual advisory fee is in line with the peer group median (43rd percentile) and the total net expense ratio is competitive with the peer group median.

Total Return Bond Fund: The Adviser has entered into an expense limitation agreement with respect to the Fund. Although the contractual advisory fee is in the fourth quartile of its peer group, the total net expense ratio is in the first quartile (19th percentile).

The Committee determined that, taking into account all relevant factors, the advisory fee structure for each Fund was reasonable.

Sub-Advisory Agreement

Nature, Extent and Quality of Services Provided by the Sub-Adviser: With respect to the nature, extent and quality of services provided by GPIM (referred to in this discussion as the “Sub-Adviser”), the Committee considered the qualifications, experience and skills of the Sub-Adviser’s portfolio management and other key personnel and information from the Sub-Adviser describing the scope of its services to Municipal Income Fund. The Committee also considered the information provided by the Sub-Adviser concerning the Sub-Adviser’s investment practices and techniques and compliance policies and procedures, among other things. With respect to Guggenheim’s resources and the Sub-Adviser’s ability to carry out its responsibilities under the Sub-Advisory Agreement, the Committee included as part of its considerations the unaudited financial information concerning GPIMH presented by the Chief Financial Officer of Guggenheim Investments. (As noted, the Committee received the audited consolidated financial statements of GPIMH once available following the April Meeting.)

The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement. Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and at the May Meeting, as well as other considerations, including the Committee’s knowledge of the Sub-Adviser’s quality of performance of its duties through Board meetings, discussions and reports throughout the year, the Committee concluded that the Sub-Adviser and its personnel were qualified to serve Municipal Income Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Sub-Advisory Agreement.

Investment Performance: The Committee considered that the Fund’s Class A shares outperformed the performance universe for the five-year and three-year periods ended December 31, 2014, ranking in the 1st and 35th percentiles, respectively. On January 13, 2012, the Fund acquired the assets and assumed the liabilities of TS&W/Claymore Tax-Advantaged Balanced Fund (the “Predecessor Fund”), a closed-end fund which used different investment strategies and had different investment advisers. Class A shares of the Fund have assumed the performance, financial and other historical information of the Predecessor Fund’s common shares and the performance of Class A shares of the Fund reflects the performance of the Predecessor Fund. In light of the foregoing, the Committee took into account more recent periods and noted that the Fund’s Class A shares outperformed the performance universe median for the one-year and

126 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(concluded)

three-month periods ended December 31, 2014, ranking in the 18th and 47th percentiles, respectively. In this connection, the Committee also considered that the Fund outperformed its benchmark over the one-year and three-month periods ended December 31, 2014.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Sub-Adviser from Its Relationship with the Fund: The Committee reviewed the level of sub-advisory fees payable to GPIM, noting that the fees would be paid by Security Investors and do not impact the fees paid by the Fund. The Committee also compared the sub-advisory fee paid by the Adviser to the Sub-Adviser to the fees charged by the Sub-Adviser to other clients including other registered investment companies.

Economies of Scale: The Committee recognized that, because the Sub-Adviser’s fees would be paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the applicable Advisory Agreement, which was separately considered. (See “Advisory Agreements – Economies of Scale” above.)

Overall Conclusions

Based on the foregoing, the Committee determined that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of the Agreements is in the best interests of each Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his business judgment, may attribute different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement and the Sub-Advisory Agreement for an additional 12-month term. Thereafter, on May 20, 2015, the Board, including all of the Independent Trustees, approved the renewal of each Advisory Agreement and the Sub-Advisory Agreement for an additional 12-month term.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 127

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee	Since 2014	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	107	Current: Trustee, Purpose Investments Inc. (2014-Present).
Donald A. Chubb, Jr. (1946)	Trustee	Since 1994	Current: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-present).	103	Current: Midland Care, Inc. (2011-present).
Jerry B. Farley (1946)	Trustee	Since 2005	Current: President, Washburn University (1997-present).	103	Current: Westar Energy, Inc. (2004-present); CoreFirst Bank & Trust (2000-present).
Roman Friedrich III (1946)	Trustee and Chairman of the Contracts Review Committee	Since 2014	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present). Former: Senior Managing Director, MLV & Co. LLC (2010-2011).	103	Current: Zincore Metals, Inc. (2009-present).Former: Axiom Gold and Silver Corp. (2011-2012).
Robert B. Karn III (1942)	Trustee and Chairman of the Audit Committee	Since 2014	Current: Consultant (1998-present). Former: Arthur Andersen (1965-1997) and Managing Partner, Financial and Economic Consulting, St. Louis office (1987-1997).	103	Current: Peabody Energy Company (2003-present); GP Natural Resource Partners, LLC (2002- present).
Ronald A. Nyberg (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2014	Current: Partner, Nyberg & Cassioppi, LLC (2000-present). Former: Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	109	Current: Edward-Elmhurst Healthcare System (2012-present).
Maynard F. Oliverius (1943)	Trustee	Since 1998	Current: Retired. Former: President and CEO, Stormont-Vail HealthCare (1996-2012).	103	Current: Fort Hays State University Foundation (1999-present); Stormont-Vail Foundation (2013-present); University of Minnesota HealthCare Alumni Association Foundation (2009-present).

128 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES - concluded
Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of the Board	Since 2014	Current: Portfolio Consultant (2010-present). Former: Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	106	Former: Bennett Group of Funds (2011-2013).
INTERESTED TRUSTEES
Donald C. Cacciapaglia*** (1951)	President, Chief Executive Officer and Trustee	Since 2012	Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present). Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	239

Current: Clear Spring Life Insurance Company (2015-present); Guggenheim Partners Japan, Ltd. (2014-present); Delaware Life (2013-present); Guggenheim Life and Annuity Company (2011-present); Paragon Life Insurance Company of Indiana (2011-present).

*	The business address of each Trustee is c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850.
**	Each Trustee serves an indefinite term, until his successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***	This Trustee is deemed to be an "interested person" of the Funds under the 1940 Act by reason of his position with the Funds' Investment Manager and/or the parent of the Investment Manager.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 129

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS
Joseph M. Arruda (1966)	Assistant Treasurer	Since 2010

Current: Assistant Treasurer, certain other funds in the Fund Complex (2006-present); Vice President, Security Investors, LLC (2010-present); CFO and Manager, Guggenheim Specialized Products, LLC (2009-present).

Former: Vice President, Security Global Investors, LLC (2010-2011); Vice President, Rydex Advisors, LLC (2010); Vice President, Rydex Advisors II, LLC (2010).

William H. Belden, III (1965)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2006-present); Managing Director, Guggenheim Funds Investment Advisors, LLC (2005-present).

Former: Vice President of Management, Northern Trust Global Investments (1999-2005).

Mark J. Furjanic (1959)	Assistant Treasurer	Since 2014	Current: Vice President, Guggenheim Investments (2005-present); Assistant Treasurer, certain other funds in the Fund Complex (2008-present). Former: Senior Manager, Ernst & Young LLP (1999-2005).
James Howley (1972)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2004-present) ; Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Amy J. Lee (1961)	Vice President and Chief Legal Officer	Since 2007 (Vice President) Since 2014 (Chief Legal Officer)

Current: Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014

Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Senior Associate, Guggenheim Investments (2012-present).

Former: J.D., University of Kansas School of Law (2009-2012).

Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: CCO, certain other funds in the Fund Complex (2012-present); CCO, Security Investors, LLC (2012-present); CCO, Guggenheim Funds Investment Advisors, LLC (2012-present); Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (March 2014-present).

Former: CCO, Guggenheim Distributors, LLC (2009-March 2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

130 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS - concluded
Alison Santay (1974)	AML Officer	Since 2013

Current: AML Officer, certain other funds in the Fund Complex (2010-present); Director and AML Officer, Rydex Fund Services, LLC (2010-present); AML Officer, Security Investors, LLC (2010-present); Director, Shareholder Risk and Compliance, Rydex Fund Services, LLC (2004-present).

Former: AML Officer, Guggenheim Distributors, LLC (2013-2014).

Kimberly Scott (1974)	Assistant Treasurer	Since 2014

Current: Vice President, Guggenheim Investments (2012-present) ; Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer and Treasurer	Since 2014

Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

*	The business address of each officer is c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 131

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)

Rydex Funds, Guggenheim Funds, Rydex Investments, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Security Distributors, Inc., Guggenheim Partners Investment Managers, LLC, and Rydex Advisory Services (Collectively “Guggenheim Investments”).

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone—whether it is your personal information or if you are a current or former Guggenheim Investments client.

The Information We Collect About You

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Investments funds or one of the Guggenheim Investments affiliated companies. “Nonpublic personal information” is personally identifiable private information about you. For example, it includes information regarding your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

How We Handle Your Personal Information

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new Rydex and Guggenheim Investments funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

Opt Out Provisions

We do not sell your personal information to anyone. The law allows you to “opt out” of only certain kinds of information sharing with third parties. The firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

132 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)(concluded)

How We Protect Privacy Online

Our concern for the privacy of our shareholders also extends to those who use our web site, guggenheiminvestments.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Guggenheim Investments web site offers customized features that require our use of “http cookies”—tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your email address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We’ll Keep You Informed

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us at 800.820.0888 or 301.296.5100.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 133

9.30.2015

Guggenheim Funds Annual Report

Guggenheim High Yield Fund
Guggenheim Investment Grade Bond Fund
Guggenheim Limited Duration Fund
Guggenheim Municipal Income Fund

SBINC-ANN-0915x0916	guggenheiminvestments.com

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
HIGH YIELD FUND	9
INVESTMENT GRADE BOND FUND	27
LIMITED DURATION FUND	45
MUNICIPAL INCOME FUND	62
NOTES TO FINANCIAL STATEMENTS	74
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	95
OTHER INFORMATION	96
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	108
GUGGENHEIM INVESTMENTS PRIVACY POLICIES	112

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

September 30, 2015

Dear Shareholder:

Security Investors, LLC and Guggenheim Partners Investment Management, LLC (the “Investment Advisers”) are pleased to present the shareholder report for a selection of our Funds (the “Funds”) for the annual fiscal period ended September 30, 2015.

The Investment Advisers are part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Advisers.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Managers’ Commentary for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Donald C. Cacciapaglia
President
October 31, 2015

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

High Yield Fund may not be suitable for all investors. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ●The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile than if it had not been leveraged. ● Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● The Fund may invest in foreign securities which carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political, or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). ● Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in restricted securities may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

September 30, 2015

Investment Grade Bond Fund may not be suitable for all investors. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● When market conditions are deemed appropriate, the Fund may use leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● Investments in reverse repurchase agreements expose the Fund to the many of the same risks as investments in derivatives. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). ● Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. ● The Fund’s investments in municipal securities can be affected by events that affect the municipal bond market. ● The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s investments in restricted securities may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

Limited Duration Fund may not be suitable for all investors. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● When market conditions are deemed appropriate, the Fund may use leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● Investments in reverse repurchase agreements expose the Fund to the many of the same risks as investments in derivatives. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). ● Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. ● The Fund’s investments in municipal securities can be affected by events that affect the municipal bond market. ● The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s investments in restricted securities may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

Municipal Income Fund may not be suitable for all investors. ● The Fund will be significantly affected by events that affect the municipal bond market, which could include unfavorable legislative or political developments and adverse changes in the financial conditions of state and municipal issuers or the federal government in case it provides financial support to the municipality. Income from municipal bonds held by the Fund could be declared taxable because of changes in tax laws. The Fund may invest in securities that generate taxable income. A portion of the Fund’s otherwise tax-exempt dividends may be taxable to those shareholders subject to the alternative minimum tax. ● Certain sectors of the municipal bond market have special risks that can affect them more significantly than the market as a whole. Because many municipal instruments are issued to finance similar projects, conditions in these industries can significantly affect the Fund and the overall municipal market. ● Municipalities currently experience budget shortfalls, which could cause them to default on their debt and thus subject the Fund to unforeseen losses. ● Like other funds that hold bonds and other fixed-income investments, the Fund’s market value will change in response to interest rate changes and market conditions, among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high-yield securities may subject the Fund to greater volatility. ● When market conditions are deemed appropriate, the Fund will leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ●Instruments and strategies (such as reverse repurchase agreements, unfunded commitments, tender option bonds, and borrowings) may expose the Fund to many of the same risks as investments in derivatives and may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political, or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). ● Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. ● The Fund is subject to active trading risks that may increase volatility and impact its ability to achieve its investment objective. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	September 30, 2015

At the end of the period, the underlying U.S. economy continued to maintain its strong footing. A market correction that began in August persisted through the end of the period; September and October are historically difficult times for the stock market, and by extension, risk assets of any kind, including credit.

Markets had been performing solidly for most of the period. Growth mid-year bounced back from a weather-induced slowdown in the first quarter, with GDP increasing 3.9% for the second quarter. The labor and housing markets continued to strengthen, and the drop in gas prices was acting as a tax cut, which was expected to increase consumer spending power going into the holiday season. Even though labor markets are moving toward full employment, questions remain about the viability of sustained economic expansion in the U.S. In particular, there is debate about the net effect of declining energy prices and a stronger dollar. These are both positive for the U.S. consumer, but low oil prices hurt the U.S. energy industry and a strong dollar is challenging for U.S. manufacturers. In addition, oil prices and the strong dollar exert a downward pressure on inflation, and a risk of deflation is a negative for the economy.

At the same time, currency devaluation, particularly in Japan and the euro zone, is putting pressure on countries to devalue to improve export competitiveness. Those countries slow to devalue, like China, are feeling economic pressure at home, driving down asset prices, and increasing deflationary pressures, escalating the risk of financial contagion abroad. China may have to devalue the renminbi further due to continued slowing in the economy. Combined with the tepid expansion in both Europe and Japan, the pressure will be for central banks there to increase easing measures.

The U.S. Federal Reserve (the “Fed”) is hard pressed to justify a rate increase based on its self-prescribed metrics, which include rising inflation and an improved employment situation with clearly rising wages. At best, policymakers can argue that the prospects for wage growth and inflation are improving, but clear evidence is lacking.

A preemptive rate increase seems risky and opens the Fed to potential criticism given the fragility in financial markets and the prospect that rising U.S. rates could further strengthen the dollar and also potentially exacerbate foreign economic turbulence. While prices and wages remain tame, the risk of another asset bubble is increasing. The longer policy remains highly accommodative, the greater the likelihood that asset classes including commercial real estate, equities, or certain categories of bonds could become overvalued.

At period end, the risk of financial contagion remained high, which could result in central banks providing additional liquidity or delaying rate increases. Use of the monetary printing press is a handy tool to prop up asset prices and temporarily spur economic growth, which is the main reason a recession does not appear to be on the horizon for either the G-7 nations or China. It’s also worth noting that there has never been a recession in the post-war period without the Fed first raising interest rates, after which it typically takes several years for a recession to be induced.

For the 12 months ended September 30, 2015, the Standard & Poor’s 500® Index* (“S&P 500®”) returned -0.61%. The Morgan Stanley Capital International (“MSCI”) Europe-Australasia-Far East (“EAFE”) Index* returned -8.66%. The return of the MSCI Emerging Markets Index* was -19.28%.

In the bond market, the Barclays U.S. Aggregate Bond Index* posted a 2.94% return for the period, while the Barclays U.S. Corporate High Yield Index* returned -3.43%. The return of the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.02% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	September 30, 2015

*Index Definitions

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar (“USD”)-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS.

Barclays U.S. Corporate High Yield Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below.

Barclays Municipal Bond Index is a broad market performance benchmark for the tax-exempt bond market. The bonds included in this index must have a minimum credit rating of at least Baa.

Barclays U.S. Aggregate Bond 1-3 Year Total Return Index measures the performance of publicly issued investment grade corporate, U.S. Treasury and government agency securities with remaining maturities of one to three years.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2015 and ending September 30, 2015.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2015	Ending Account Value September 30, 2015	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
High Yield Fund
A-Class	1.19%	(2.66%)	$ 1,000.00	$ 973.40	$ 5.89
C-Class	1.94%	(2.98%)	1,000.00	970.20	9.58
P-Class[4]	1.19%	(4.06%)	1,000.00	959.40	4.79
Institutional Class	0.94%	(2.50%)	1,000.00	975.00	4.65
Investment Grade Bond Fund
A-Class	1.10%	(0.28%)	1,000.00	997.20	5.51
C-Class	1.85%	(0.65%)	1,000.00	993.50	9.25
P-Class[4]	1.09%	(0.11%)	1,000.00	998.90	4.48
Institutional Class	0.85%	(0.21%)	1,000.00	997.90	4.26
Limited Duration Fund
A-Class	0.88%	0.63%	1,000.00	1,006.30	4.43
C-Class	1.63%	0.24%	1,000.00	1,002.40	8.18
P-Class[4]	0.88%	0.32%	1,000.00	1,003.20	3.62
Institutional Class	0.63%	0.77%	1,000.00	1,007.70	3.17
Municipal Income Fund
A-Class	0.81%	(0.46%)	1,000.00	995.40	4.05
C-Class	1.56%	(0.84%)	1,000.00	991.60	7.79
P-Class[4]	0.81%	0.06%	1,000.00	1,000.60	3.33
Institutional Class	0.56%	(0.34%)	1,000.00	996.60	2.80

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2015	Ending Account Value September 30, 2015	Expenses Paid During Period[2]
Table 2. Based on hypothetical 5% return (before expenses)
High Yield Fund
A-Class	1.19%	5.00%	$ 1,000.00	$ 1,019.10	$ 6.02
C-Class	1.94%	5.00%	1,000.00	1,015.34	9.80
P-Class[4]	1.19%	5.00%	1,000.00	1,019.10	6.02
Institutional Class	0.94%	5.00%	1,000.00	1,020.36	4.76
Investment Grade Bond Fund
A-Class	1.10%	5.00%	1,000.00	1,019.55	5.57
C-Class	1.85%	5.00%	1,000.00	1,015.79	9.35
P-Class[4]	1.09%	5.00%	1,000.00	1,019.60	5.52
Institutional Class	0.85%	5.00%	1,000.00	1,020.81	4.31
Limited Duration Fund
A-Class	0.88%	5.00%	1,000.00	1,020.66	4.46
C-Class	1.63%	5.00%	1,000.00	1,016.90	8.24
P-Class[4]	0.88%	5.00%	1,000.00	1,020.66	4.46
Institutional Class	0.63%	5.00%	1,000.00	1,021.91	3.19
Municipal Income Fund
A-Class	0.81%	5.00%	1,000.00	1,021.01	4.10
C-Class	1.56%	5.00%	1,000.00	1,017.25	7.89
P-Class[4]	0.81%	5.00%	1,000.00	1,021.01	4.10
Institutional Class	0.56%	5.00%	1,000.00	1,022.26	2.84

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest.
[2]

Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period March 31, 2015 to September 30, 2015.
[4]

Since commencement of operations: May 1, 2015. Expenses paid based on actual fund return are calculated using 150 days from the commencement of operations. Expenses paid based on hypothetical 5% return are calculated using 183 days.

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2015

To Our Shareholders

Guggenheim High Yield Fund (the “Fund”) is managed by a team of seasoned professionals, including B. Scott Minerd, Chairman of Investments and Global Chief Investment Officer; Jeffrey B. Abrams, Senior Managing Director and Portfolio Manager; and Kevin H. Gundersen, Senior Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses the market environment and the Fund’s performance for the fiscal year ended September 30, 2015.

For the one-year period ended September 30, 2015, Guggenheim High Yield Bond Fund returned -2.40%1, compared with the -3.43% return of its benchmark, the Barclays U.S. Corporate High Yield Index.

The Fund seeks to deliver high current income as well as capital appreciation. The Fund seeks to outperform the broad high yield market and has the flexibility to invest across a broad array of high yield securities. Investments are made through rigorous credit selection based on proprietary research that incorporates knowledge of companies, industries, and capital structures to develop a unique perspective on the worthiness of each investment.

At the start of the period, market unease over the Fed winding down its purchases of U.S. Treasuries and mortgage-backed securities sparked risk aversion that drove market volatility. After a second-straight winter soft patch, and a dramatic drop in the price of oil, U.S. economic data began to strengthen in 2015, appearing to provide support for the Fed to proceed with raising interest rates sometime in 2015. The world kept a watchful eye on the Fed during the summer, as headlines moved from Greece to China, as China devalued the yuan in August, the first time in 20 years. As China’s move sent shockwaves through global financial markets, the Fed opted to keep rates at the zero-bound at its September meeting, citing concerns about potential downside risks to the U.S. outlook posed by recent global market volatility.

Fund performance for the period was primarily a result of credit selection, as Guggenheim’s bottom-up, fundamental approach results in the construction of portfolios with strong downside protection that outperforms when the broader market underperforms.

The Fund has continued to generate strong risk adjusted returns as its allocations to bank loans and investment grade bonds have helped to both decrease volatility and diversify sources of return. The allocation to bank loans contributed to performance as the asset class was the prominent outperformer among risk assets, with the Credit Suisse Leveraged Loan Index posting a gain of 1.2% over the last twelve months compared to a loss of 3.4% for the Barclays High Yield Index and a loss of 0.6% for the S&P 500 (based on total returns). The Barclays U.S. Corporate Investment Grade Index gained 1.7% during the period.

We have incrementally added exposure to BB rated credits versus B and CCC rated credits since the beginning of 2015. Our research indicates that this particular part of the market performs very well versus other fixed income areas leading up to and during Federal Reserve rate tightening. This has been consistently true over the last 20 years.

The Fund’s incremental increase in exposure to BB rated credits contributed to performance as higher quality high yield bonds outperformed for most of the period. On a total return basis, BB rated bonds were flat, B rated bonds returned -4.3%, and CCC bonds returned -8.7% for the twelve month period ended September 30, 2015, according to Barclays.

Exposure to energy credits detracted from performance, particularly during the first quarter of the twelve month period (4Q 2014), as the sudden decline in oil prices affected the prices of issuers in that sector. However, we moved quickly to reduce exposure to energy credits and rebalance among sub-sectors favoring exposure to issuers more involved with movement/transportation of oil rather than its production.

For the period, an underweight to the Metals & Mining industry contributed to performance, as falling commodity prices continue to weigh on that sector. An overweight to the Technology also contributed to performance.

Following the selloff in August and September, we view cheap valuations in the high yield market as a buying opportunity against a strong economic backdrop. High yield spreads have widened to 704 basis points, on average, above their ex-recession average of 535 basis points—levels not seen in over three years. Excluding commodity-sensitive sectors such as energy and metals and mining, high-yield bond spreads are trading at 634 basis points which looks attractive compared

THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

MANAGERS’ COMMENTARY (Unaudited)(concluded)	September 30, 2015

to 487 bps spreads at the beginning of the last four tightening cycles. Moreover, high-yield bonds are currently trading approximately 535 basis points wider than investment-grade bonds—levels not seen since late 2011, and well above the ex-recession average high-yield premium of 417 basis points over investment grade corporate bonds.

The relative value between B-rated corporate bonds over higher quality credits also looks attractive given our positive macroeconomic outlook. B-rated bonds are currently trading 225 basis points wider than BB-rated bonds, 69 basis points above the historical average premium.

There may be some additional volatility ahead, but we are already seeing value that has resulted from spread widening over the past few months. Guggenheim believes an accommodative Fed supports a benign credit environment, and the U.S. economy is well positioned for continued growth. The Fed may not have the clarity it seeks to tighten U.S. monetary policy anytime soon, which means rates will remain low for an extended period.

While market volatility may persist over the near term, we believe that the U.S. economy remains solid and the chance of entering a recession in the near-term is remote. As such, we believe that high yield spreads, which at the end of the period were at their widest level in over three years, have room to compress from their current levels.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on A-Class shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2015

HIGH YIELD FUND

OBJECTIVE: Seeks high current income. Capital appreciation is a secondary objective.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Portfolio Composition by Quality Rating[1]
Rating
Fixed Income Instruments
A	0.6%
BBB	6.1%
BB	37.5%
B	36.4%
CCC	11.0%
NR2	1.4%
Other Instruments	7.0%
Total Investments	100.0%

The chart above reflects percentages of the value of total investments.

Inception Dates:
A-Class	August 5, 1996
C-Class	May 1, 2000
P-Class	May 1, 2015
Institutional Class	July 11, 2008

Ten Largest Holdings (% of Total Net Assets)
Vector Group Ltd.	1.5%
Central Garden & Pet Co.	1.4%
Opal Acquisition, Inc.	1.2%
Open Text Corp.	1.2%
Seaspan Corp.	1.2%
MDC Partners, Inc.	1.2%
Epicor Software	1.2%
Checkers Drive-In Restaurants, Inc.	1.1%
WMG Acquisition Corp.	1.1%
Flakt Woods	1.1%
Top Ten Total	12.2%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, which are all a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted Moody’s and Fitch ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR securities do not necessarily indicate low credit quality.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2015

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2015

	1 Year	5 Year	10 Year
A-Class Shares	-2.40%	5.69%	6.89%
A-Class Shares with sales charge†	-7.04%	4.67%	6.37%
C-Class Shares	-3.14%	4.90%	6.10%
C-Class Shares with CDSC§	-4.04%	4.90%	6.10%
Barclays U.S. Corporate High Yield Index	-3.43%	6.15%	7.25%
			Since Inception (05/01/15)
P-Class Shares			-4.06%
Barclays U.S. Corporate High Yield Index			-6.01%
	1 Year	5 Year	Since Inception (07/11/08)
Institutional Class Shares	-2.21%	5.95%	8.44%
Barclays U.S. Corporate High Yield Index	-3.43%	6.15%	8.55%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Barclays U.S. Corporate High Yield Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class shares, P-Class shares and Institutional Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	September 30, 2015
HIGH YIELD FUND

	Shares	Value

COMMON STOCKS† - 1.1%

Technology - 0.8%
Travelport, LLC*,††	87,682	$1,158,279
Cengage Learning Acquisitions, Inc.*,††	2,107	53,623
Total Technology		1,211,902

Consumer, Cyclical - 0.3%
Metro-Goldwyn-Mayer, Inc.*,††	7,040	539,884

Energy - 0.0%
Stallion Oilfield Holdings Ltd.*,††	8,257	42,111

Diversified - 0.0%
Leucadia National Corp.	81	1,641

Basic Materials - 0.0%
Mirabela Nickel Ltd.*,†††,1	1,044,540	73

Consumer, Non-cyclical - 0.0%
Crimson Wine Group Ltd.*	8	72

Total Common Stocks
(Cost $2,479,799)		1,795,683

PREFERRED STOCKS†† - 3.4%
Financial - 2.0%
Morgan Stanley 6.38%[2,3]	46,000	1,170,240
Kemper Corp. 7.38% due 02/27/54	39,000	1,026,480
Aspen Insurance Holdings Ltd. 5.95%[1,2,3]	37,000	943,500
Total Financial		3,140,220

Industrial - 1.2%
Seaspan Corp. 6.38% due 04/30/19	80,000	1,980,800
U.S. Shipping Corp. due *,†††,1	14,718	11,039
Total Industrial		1,991,839

Technology - 0.2%
Medianews Group, Inc.*	11,074	376,516
Total Preferred Stocks
(Cost $5,598,152)		5,508,575

SHORT TERM INVESTMENTS† - 3.2%
Dreyfus Treasury Prime Cash Management Institutional Shares 0.00%[8]	5,107,856	5,107,856
Total Short Term Investments
(Cost $5,107,856)		5,107,856

	Face Amount

CORPORATE BONDS††,6 - 72.5%
Consumer, Non-cyclical - 11.5%
Vector Group Ltd.
7.75% due 02/15/21		$2,330,000	2,463,684
Central Garden & Pet Co.
8.25% due 03/01/18		2,184,000	2,214,030
ADT Corp.
6.25% due 10/15/21[4]		1,200,000	1,237,500
3.50% due 07/15/22		850,000	752,250
Tenet Healthcare Corp.
3.84% due 06/15/20[2]		1,650,000	1,638,656
Valeant Pharmaceuticals International, Inc.
5.50% due 03/01/23[5]		750,000	712,499
5.88% due 05/15/23[5]		350,000	334,469
5.37% due 03/15/20[5]		300,000	291,563
Bumble Bee Holdco SCA
9.63% due 03/15/18[5]		1,024,000	1,036,800
FTI Consulting, Inc.
6.00% due 11/15/22		1,000,000	1,035,000
Bumble Bee Holdings, Inc.
9.00% due 12/15/17[5]		950,000	969,000
Midas Intermediate Holdco II LLC/Midas Intermediate Holdco II Finance, Inc.
7.88% due 10/01/22[5]		950,000	926,250
KeHE Distributors LLC / KeHE Finance Corp.
7.63% due 08/15/21[5]		845,000	887,250
WEX, Inc.
4.75% due 02/01/23[5]		800,000	764,000
Biogen, Inc.
3.63% due 09/15/22		600,000	604,728
Halyard Health, Inc.
6.25% due 10/15/22		550,000	561,000
CHS/Community Health Systems, Inc.
5.13% due 08/15/18		500,000	511,250
DaVita HealthCare Partners, Inc.
5.00% due 05/01/25		450,000	432,000
US Foods, Inc.
8.50% due 06/30/19		395,000	408,825
Jaguar Holding Company II/ Pharmaceutical Product Development LLC
6.38% due 08/01/23[5]		400,000	389,000
Tempur Sealy International, Inc.
5.63% due 10/15/23[5]		150,000	150,563
R&R Ice Cream plc
8.25% due 05/15/20[7]	AUD	200,000	143,302
Total Consumer, Non-cyclical			18,463,619

Communications - 11.3%
MDC Partners, Inc.
6.75% due 04/01/20[5]		2,000,000	1,975,000
Sirius XM Radio, Inc.
5.38% due 04/15/25[5]		1,750,000	1,671,250

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (continued)	September 30, 2015
HIGH YIELD FUND

	Face Amount		Value

McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance
9.75% due 04/01/21		$1,300,000	$1,420,250
Sprint Communications, Inc.
9.00% due 11/15/18[5]		600,000	629,580
7.00% due 03/01/20[5]		600,000	600,000
Level 3 Financing, Inc.
5.38% due 05/01/25		1,250,000	1,186,713
DISH DBS Corp.
5.88% due 07/15/22		750,000	663,750
5.87% due 11/15/24		550,000	467,156
Unitymedia Hessen GmbH & Company KG/Unitymedia NRW GmbH
5.00% due 01/15/25[5]		1,100,000	1,034,000
Virgin Media Secured Finance plc
5.25% due 01/15/26[5]		1,050,000	966,000
Avaya, Inc.
7.00% due 04/01/19[5]		1,050,000	832,125
Zayo Group LLC/Zayo Capital, Inc.
6.38% due 05/15/25		800,000	768,000
TIBCO Software, Inc.
11.38% due 12/01/21[5]		750,000	748,125
Neptune Finco Corp.
6.63% due 10/15/25[5]		650,000	653,250
CSC Holdings LLC
5.25% due 06/01/24		700,000	552,125
6.75% due 11/15/21		100,000	89,500
CCO Safari II LLC
4.46% due 07/23/22		600,000	600,317
Midcontinent Communications & Midcontinent Finance Corp.
6.88% due 08/15/23[5]		500,000	498,125
Altice US Finance I Corp.
5.38% due 07/15/23[5]		500,000	480,000
UPCB Finance IV Ltd.
5.38% due 01/15/25[5]		500,000	470,000
Cogent Communications Group, Inc.
5.37% due 03/01/22[5]		400,000	387,000
Sirius XM Canada Holdings, Inc.
5.63% due 04/23/21[5]	CAD	500,000	372,762
Inmarsat Finance plc
4.88% due 05/15/22[5]		350,000	340,375
Sprint Corp.
7.63% due 02/15/25		400,000	309,750
Cable One, Inc.
5.75% due 06/15/22[5]		300,000	295,650
CenturyLink, Inc.
5.63% due 04/01/25		350,000	278,250
Total Communications			18,289,053

Energy - 10.5%
Sabine Pass Liquefaction LLC
6.25% due 03/15/22		1,050,000	976,500
5.63% due 02/01/21		1,000,000	927,500
ContourGlobal Power Holdings S.A.
7.13% due 06/01/19[5]		1,750,000	1,754,550
CONSOL Energy, Inc.
8.00% due 04/01/23[5]		1,300,000	928,720
5.88% due 04/15/22		950,000	638,875
Legacy Reserves Limited Partnership/Legacy Reserves Finance Corp.
6.63% due 12/01/21		1,090,000	741,200
8.00% due 12/01/20		965,000	694,800
Antero Resources Corp.
5.63% due 06/01/23		800,000	702,000
5.13% due 12/01/22		300,000	258,000
5.38% due 11/01/21		250,000	220,000
Atlas Energy Holdings Operating Company LLC/Atlas Resource Finance Corp.
7.75% due 01/15/21[1]		1,450,000	609,000
9.25% due 08/15/21[1]		1,100,000	462,000
Unit Corp.
6.63% due 05/15/21		1,300,000	1,066,000
EP Energy LLC/Everest Acquisition Finance, Inc.
9.38% due 05/01/20		650,000	559,000
6.38% due 06/15/23		650,000	479,778
Comstock Resources, Inc.
10.00% due 03/15/20[5]		1,350,000	938,250
Keane Group Holdings LLC
8.50% due 08/08/19†††,1		981,250	802,172
FTS International, Inc.
7.84% due 06/15/20[2,5]		700,000	518,206
6.25% due 05/01/22		700,000	217,000
SandRidge Energy, Inc.
8.75% due 06/01/20[5]		750,000	454,688
8.13% due 10/15/22		900,000	193,500
7.50% due 03/15/21		250,000	55,000
BreitBurn Energy Partners Limited Partnership / BreitBurn Finance Corp.
7.88% due 04/15/22		1,750,000	625,625
TerraForm Power Operating LLC
5.87% due 02/01/23[5]		400,000	353,000
6.13% due 06/15/25[5]		225,000	194,625
Gibson Energy, Inc.
6.75% due 07/15/21[5]		500,000	480,625
Ultra Resources, Inc.
4.51% due 10/12/20†††,1		600,000	435,438
Ultra Petroleum Corp.
5.75% due 12/15/18[5]		500,000	360,000
Summit Midstream Holdings LLC/Summit Midstream Finance Corp.
7.50% due 07/01/21		300,000	288,000
IronGate Energy Services LLC
11.00% due 07/01/18[7]		120,000	76,200
Schahin II Finance Company SPV Ltd.
5.88% due 09/25/22[7]		217,167	45,605

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2015
HIGH YIELD FUND

	Face Amount		Value

SemGroup, LP
8.75% due 11/15/15†††,1,9		$1,300,000	$1
Total Energy			17,055,858

Financial - 9.6%
Jefferies Finance LLC/JFIN Company-Issuer Corp.
7.50% due 04/15/21[5]		1,600,000	1,495,999
7.38% due 04/01/20[5]		950,000	915,610
American Equity Investment Life Holding Co.
6.63% due 07/15/21		1,350,000	1,417,500
Kennedy-Wilson, Inc.
5.88% due 04/01/24		1,300,000	1,270,750
Citigroup, Inc.
6.30%[2,3]		700,000	673,505
5.95%[2,3]		450,000	424,125
Icahn Enterprises Limited Partnership/Icahn Enterprises Finance Corp.
5.88% due 02/01/22[4]		900,000	905,625
National Financial Partners Corp.
9.00% due 07/15/21[5]		900,000	868,500
JPMorgan Chase & Co.
5.30%[2,3]		850,000	835,125
Credit Acceptance Corp.
6.13% due 02/15/21		700,000	689,500
Wilton Re Finance LLC
5.87% due 03/30/33[2,5]		650,000	688,433
Bank of America Corp.
6.10%[2,3]		700,000	682,500
Ares Finance Company II LLC
5.25% due 09/01/25[5]		650,000	661,554
Digital Delta Holdings LLC
4.75% due 10/01/25		600,000	608,573
NewStar Financial, Inc.
7.25% due 05/01/20[5]		600,000	597,000
DuPont Fabros Technology, LP
5.63% due 06/15/23		550,000	552,750
EPR Properties
5.75% due 08/15/22		450,000	477,322
Compass Bank
3.88% due 04/10/25		450,000	419,490
Greystar Real Estate Partners LLC
8.25% due 12/01/22[5]		310,000	323,950
Majid AL Futtaim Holding
7.12% due 12/31/49[3]		300,000	309,750
Cabot Financial Luxembourg S.A.
6.50% due 04/01/21[5]	GBP	200,000	295,651
Quicken Loans, Inc.
5.75% due 05/01/25[5]		250,000	234,688
Iron Mountain, Inc.
6.00% due 10/01/20[5]		190,000	191,843
Total Financial			15,539,743

Consumer, Cyclical - 9.4%
WMG Acquisition Corp.
6.75% due 04/15/22[5]		1,900,000	1,786,000
6.00% due 01/15/21[5]		350,000	350,000
5.63% due 04/15/22[5]		150,000	145,500
Checkers Drive-In Restaurants, Inc.
11.00% due 12/01/17[5]		1,750,000	1,859,375
Ferrellgas Limited Partnership/ Ferrellgas Finance Corp.
6.75% due 06/15/23		1,300,000	1,183,000
6.75% due 01/15/22		450,000	418,500
6.50% due 05/01/21		100,000	93,500
AmeriGas Finance LLC/ AmeriGas Finance Corp.
7.00% due 05/20/22		1,500,000	1,537,499
Hanesbrands, Inc.
6.38% due 12/15/20		1,200,000	1,242,000
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
5.50% due 03/01/25[5]		1,400,000	1,200,500
Suburban Propane Partners Limited Partnership/Suburban Energy Finance Corp.
5.50% due 06/01/24		650,000	601,250
5.75% due 03/01/25		100,000	94,750
Wyndham Worldwide Corp.
5.10% due 10/01/25		650,000	658,999
Petco Animal Supplies, Inc.
9.25% due 12/01/18[5]		550,000	558,250
Seminole Hard Rock Entertainment Incorporated/ Seminole Hard Rock International LLC
5.87% due 05/15/21[5]		500,000	492,500
VWR Funding, Inc.
4.62% due 04/15/22	EUR	450,000	474,224
Nathan’s Famous, Inc.
10.00% due 03/15/20[5]		450,000	471,375
Men’s Wearhouse, Inc.
7.00% due 07/01/22[4]		450,000	463,559
NPC International Incorporated /NPC Operating Company A Inc. /NPC Operating Co B Inc.
10.50% due 01/15/20		400,000	416,000
Interval Acquisition Corp.
5.63% due 04/15/23		400,000	394,000
QVC, Inc.
4.85% due 04/01/24		400,000	387,566
Carrols Restaurant Group, Inc.
8.00% due 05/01/22		300,000	315,750
Fiat Chrysler Automobiles N.V.
5.25% due 04/15/23		150,000	139,875
Total Consumer, Cyclical			15,283,972

Technology - 7.9%
Open Text Corp.
5.63% due 01/15/23[5]		2,000,000	1,983,750

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (continued)	September 30, 2015
HIGH YIELD FUND

	Face Amount		Value

Epicor Software
9.24% due 06/21/23†††		$2,000,000	$1,940,000
Micron Technology, Inc.
5.25% due 08/01/23		1,800,000	1,655,640
NCR Corp.
6.38% due 12/15/23[4]		1,200,000	1,176,000
5.88% due 12/15/21		400,000	392,000
Iron Mountain, Inc.
6.12% due 09/15/22	GBP	850,000	1,282,619
Aspect Software, Inc.
10.63% due 05/15/17[1]		1,235,000	1,043,575
Audatex North America, Inc.
6.13% due 11/01/23[5]		800,000	804,000
Infor US, Inc.
6.50% due 05/15/22		800,000	734,000
First Data Corp.
5.38% due 08/15/23[5]		550,000	544,500
Lock AS
7.00% due 08/15/21	EUR	400,000	467,189
Applied Materials, Inc.
3.90% due 10/01/25		450,000	448,480
Moto Finance plc
6.37% due 09/01/20	GBP	250,000	382,762
Total Technology			12,854,515

Industrial - 6.4%
Amsted Industries, Inc.
5.38% due 09/15/24[5]		1,300,000	1,264,250
CEVA Group plc
7.00% due 03/01/21[5]		1,300,000	1,150,500
Interoute Finco plc
7.38% due 10/15/20	EUR	1,000,000	1,103,693
Reynolds Group Issuer Incorporated/Reynolds Group Issuer LLC / Reynolds Group Issuer Lu
7.88% due 08/15/19		800,000	832,000
LMI Aerospace, Inc.
7.38% due 07/15/19		711,000	686,115
Reliance Intermediate Holdings, LP
6.50% due 04/01/23[5]		650,000	650,000
StandardAero Aviation Holdings, Inc.
10.00% due 07/15/23[5]		650,000	643,500
Anixter, Inc.
5.50% due 03/01/23		650,000	640,250
BMBG Bond Finance SCA
4.98% due 10/15/20[2,5]	EUR	550,000	614,629
Orbital ATK, Inc.
5.50% due 10/01/23		600,000	601,500
Actuant Corp.
5.63% due 06/15/22		600,000	598,500
Hexcel Corp.
4.70% due 08/15/25		400,000	407,902
Building Materials Corporation of America
6.00% due 10/15/25[5]		350,000	353,500
Unifrax I LLC/Unifrax Holding Co.
7.50% due 02/15/19[5]		350,000	343,000
Berry Plastics Escrow LLC/Berry Plastics Escrow Corp.
6.00% due 10/15/22		320,000	320,800
Moog, Inc.
5.25% due 12/01/22[5]		200,000	200,000
Total Industrial			10,410,139

Utilities - 2.1%
LBC Tank Terminals Holding Netherlands BV
6.88% due 05/15/23[5]		1,400,000	1,452,500
AES Corp.
5.50% due 03/15/24		650,000	576,225
7.38% due 07/01/21		300,000	311,250
4.88% due 05/15/23		350,000	307,125
Terraform Global Operating LLC
9.75% due 08/15/22[5]		950,000	762,375
Total Utilities			3,409,475

Diversified - 2.0%
Opal Acquisition, Inc.
8.88% due 12/15/21[5]		2,150,000	2,023,687
HRG Group, Inc.
7.88% due 07/15/19		1,185,000	1,229,438
Total Diversified			3,253,125

Basic Materials - 1.8%
TPC Group, Inc.
8.75% due 12/15/20[5]		1,605,000	1,372,275
Eldorado Gold Corp.
6.13% due 12/15/20[5]		1,225,000	1,065,750
Cascades, Inc.
5.75% due 07/15/23[5]		350,000	334,250
Mirabela Nickel Ltd.
9.50% due 06/24/19†††,1		253,466	78,574
1.00% due 09/10/44†††,1		5,561	—
Total Basic Materials			2,850,849
Total Corporate Bonds
(Cost $129,665,132)			117,410,348

SENIOR FLOATING RATE INTERESTS††,2,6 - 26.8%
Industrial - 6.8%
Flakt Woods
2.63% due 03/20/17†††,1	EUR	1,617,056	1,781,055
Mitchell International, Inc.
8.50% due 10/11/21		1,250,000	1,242,713
CareCore National LLC
5.50% due 03/05/21		1,202,222	1,124,077
DAE Aviation
5.25% due 07/07/22		750,000	750,000
KC Merger Sub, Inc.
6.00% due 08/12/22		750,000	738,750

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2015
HIGH YIELD FUND

	Face Amount		Value

Hillman Group, Inc.
3.56% due 06/28/19[1]		$757,143	$694,897
Hardware Holdings LLC
6.75% due 03/30/20†††,1		594,000	579,150
API Technologies Corp.
9.00% due 02/06/18†††,1		562,534	559,122
SRS Distribution, Inc.
5.25% due 08/25/22		550,000	547,019
CPM Holdings, Inc.
6.00% due 04/11/22		498,750	499,164
Hunter Defense Technologies
6.50% due 08/05/19†††		475,000	465,869
Mast Global
8.75% due 09/12/19†††,1		417,597	414,818
Atkore International, Inc.
7.75% due 10/08/21[1]		450,000	413,438
SIRVA Worldwide, Inc.
7.50% due 03/27/19		379,651	374,905
Transdigm, Inc.
3.50% due 05/16/22		348,334	342,601
Wencor (Jazz Acq)
3.70% due 06/19/19		321,538	293,533
CEVA Logistics US Holdings
6.50% due 03/19/21		91,168	81,432
CEVA Logistics Holdings BV (Dutch)
6.50% due 03/19/21		66,097	59,038
CEVA Group Plc (United Kingdom)
6.50% due 03/19/21		63,633	56,837
NANA Development Corp.
8.00% due 03/15/18[1]		55,556	53,611
CEVA Logistics Canada, ULC
6.50% due 03/19/21		11,396	10,179
Total Industrial			11,082,208

Consumer, Cyclical - 5.9%
Sky Bet
6.08% due 02/25/22	GBP	950,000	1,437,308
Fitness International LLC
5.50% due 07/01/20		1,186,114	1,131,256
Talbots, Inc.
5.50% due 03/19/20		1,020,833	1,001,264
Mavis Tire
6.25% due 10/31/20†††,1		947,625	934,067
GCA Services Group, Inc.
9.25% due 11/02/20		800,000	792,000
DLK Acquisitions BV
8.50% due 08/28/19[1]	EUR	700,000	766,609
Sterling Intermidiate Corp.
4.50% due 06/20/22		498,750	496,880
Navistar, Inc.
6.50% due 08/07/20		500,000	487,500
Alexander Mann Solutions Ltd.
5.75% due 12/20/19		451,341	447,956
National Vision, Inc.
6.75% due 03/11/22		450,000	441,563
PF Changs
4.25% due 07/02/19		400,000	392,000
BBB Industries, LLC
4.41% due 11/04/19[1]		467,143	419,586
Service King
4.50% due 08/18/21		299,244	298,248
Sears Holdings Corp.
5.50% due 06/29/18		298,481	293,165
Warner Music Group
3.75% due 07/01/20		198,481	194,370
Total Consumer, Cyclical			9,533,772

Technology - 3.7%
TIBCO Software, Inc.
6.50% due 12/04/20		945,624	936,167
Sparta Holding Corp.
6.50% due 07/28/20†††		891,000	883,833
Greenway Medical Technologies
9.25% due 11/04/21[1]		550,000	533,500
6.00% due 11/04/20[1]		343,875	336,998
Advanced Computer Software
6.50% due 03/18/22		547,250	545,428
10.50% due 01/31/23		300,000	288,375
Deltek, Inc.
5.00% due 06/25/22		448,875	448,502
EIG Investors Corp.
5.00% due 11/08/19		392,000	391,675
Micro Focus International plc
5.25% due 11/19/21		351,941	351,392
Telx Group
7.50% due 04/09/21		300,000	299,874
Avaya, Inc.
6.50% due 03/30/18		292,040	253,345
Flexera Software LLC
8.00% due 04/02/21		250,000	245,313
Quorum Business Solutions
5.75% due 08/06/21		218,350	216,712
GlobalLogic Holdings, Inc.
6.25% due 05/31/19		196,500	195,518
The Active Network, Inc.
5.50% due 11/13/20		147,745	146,145
Total Technology			6,072,777

Consumer, Non-cyclical - 3.0%
IHC Holding Corp.
7.00% due 04/30/21†††,1		847,875	836,040
JBS USA, Inc.
4.00% due 08/18/22		600,000	599,743
Reddy Ice Holdings, Inc.
6.75% due 05/01/19[1]		585,000	482,625
NES Global Talent
6.50% due 10/03/19		514,714	478,684

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (continued)	September 30, 2015
HIGH YIELD FUND

	Face Amount		Value

AdvancePierre Foods, Inc.
9.50% due 10/10/17		$461,000	$459,271
American Seafoods
6.00% due 08/19/21[1]		450,000	443,250
Pelican Products, Inc.
9.25% due 04/09/21		300,000	297,000
CTI Foods Holding Co. LLC
8.25% due 06/28/21		290,000	278,400
Taxware Holdings
7.50% due 04/01/22†††,1		249,375	247,054
Performance Food Group
6.75% due 11/14/19		244,375	244,272
Albertson’s (Safeway) Holdings LLC
5.50% due 08/25/21		198,535	198,412
Targus Group International, Inc.
14.75% due 05/24/16[1]		225,855	141,611
Arctic Glacier Holdings, Inc.
6.00% due 05/10/19		138,811	136,729
Total Consumer, Non-cyclical			4,843,091

Financial - 2.9%
Lineage Logistics LLC
4.50% due 04/07/21		842,237	809,601
York Risk Services
4.75% due 10/01/21		742,500	711,256
Acrisure LLC
5.25% due 05/19/22		700,000	677,250
Intertrust Group
8.00% due 04/16/22		500,000	498,750
Expert Global Solutions
8.50% due 04/03/18		477,734	471,762
Cunningham Lindsey U.S., Inc.
9.25% due 06/10/20[1]		623,636	467,727
Safe-Guard
6.25% due 08/19/21		413,357	413,874
Trademonster
7.25% due 08/29/19†††,1		346,500	345,147
Transunion Holding Co.
3.50% due 04/09/21		347,355	343,447
Total Financial			4,738,814

Communications - 2.6%
Mitel Networks Corp.
5.50% due 04/29/22		897,750	890,459
Cartrawler
4.25% due 04/29/21	EUR	650,000	726,379
Cengage Learning Acquisitions, Inc.
7.00% due 03/31/20		606,597	600,986
Neptune Finco Corp.
5.00% due 09/23/22		500,000	496,750
Anaren, Inc.
9.25% due 08/18/21		500,000	490,000
Gogo LLC
7.50% due 03/21/18[1]		433,270	433,270
MergerMarket Ltd.
4.50% due 02/04/21		295,500	288,113
Cablevision Systems
2.69% due 04/17/20		212,363	210,736
Total Communications			4,136,693

Utilities - 0.7%
Veresen Midstream LP
5.25% due 03/31/22		746,250	740,653
Stonewall (Green Energy)
6.50% due 11/12/21		400,000	393,000
Total Utilities			1,133,653

Basic Materials - 0.6%
Zep, Inc.
5.75% due 06/27/22		997,500	995,006

Energy - 0.6%
PSS Companies
5.50% due 01/28/20		539,740	464,176
Cactus Wellhead
7.00% due 07/31/20		445,500	334,125
Arch Coal, Inc.
6.25% due 05/16/18		198,974	111,923
FTS International
5.75% due 04/16/21		241,818	73,271
Total Energy			983,495
Total Senior Floating Rate Interests
(Cost $45,076,864)			43,519,509

SENIOR FIXED RATE INTERESTS†† - 1.2%
Consumer, Cyclical - 0.5%
Dollar Tree, Inc.
4.25% due 03/09/22		650,000	649,993
OneSky
7.50% due 06/03/19†††,1		152,258	156,826
Total Consumer, Cyclical			806,819

Communications - 0.4%
Lions Gate Entertainment Corp.
5.00% due 03/17/22		610,000	610,763

Financial - 0.3%
Magic Newco, LLC
12.00% due 06/12/19		500,000	542,500
Total Senior Fixed Rate Interests
(Cost $1,965,046)			1,960,082

ASSET-BACKED SECURITIES†† - 0.2%
Collateralized Debt Obligations - 0.2%
SRERS Funding Ltd.
2011-RS, 0.44% due 05/09/46[2,5]		388,521	372,854
Total Asset-Backed Securities
(Cost $362,951)			372,854

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2015
HIGH YIELD FUND

Value

Total Investments - 108.4%
(Cost $190,255,800)	$175,674,907
Other Assets & Liabilities, net - (8.4)%	(13,590,657)
Total Net Assets - 100.0%	$162,084,250

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS††
Counterparty	Contracts to Buy (Sell)	Currency	Settlement Date	Settlement Value	Value at September 30, 2015	Net Unrealized Appreciation/ (Depreciation)
BNY Mellon	(2,260,000)	GBP	10/07/15	$3,429,991	$3,418,743	$11,248
BNY Mellon	(499,000)	CAD	10/07/15	376,854	373,907	2,947
BNY Mellon	85,000	AUD	10/07/15	(59,541)	(59,634)	94
BNY Mellon	(288,000)	AUD	10/07/15	199,630	202,055	(2,425)
BNY Mellon	(4,350,000)	EUR	10/07/15	4,829,174	4,861,974	(32,800)
						$(20,936)

*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Illiquid security.
[2]	Variable rate security. Rate indicated is rate effective at September 30, 2015.
[3]	Perpetual maturity.
[4]	Security or a portion thereof is held as collateral for reverse repurchase agreements — See Note 7.
[5]

Security is a 144A or Section 4(a)(2) security. The total market value of 144A or Section 4(a)(2) securities is $65,196,047 (cost $69,465,645), or 40.2% of total net assets. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

[6]	The face amount is denominated in U.S. Dollars unless otherwise indicated.
[7]

Security is a 144A or Section 4(a)(2) security. These securities are considered illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $265,107 (cost $440,353), or 0.2% of total net assets — See Note 13.

[8]	Rate indicated is the 7 day yield as of September 30, 2015.
[9]	Security is in default of interest and/or principal obligations.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

HIGH YIELD FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2015

Assets:
Investments, at value (cost $190,255,800)	$175,674,907
Foreign currency, at value (cost $114,706)	113,963
Cash	196,580
Prepaid expenses	31,712
Unrealized appreciation on forward foreign currency exchange contracts	14,289
Receivables:
Interest	2,574,167
Securities sold	617,430
Fund shares sold	248,646
Dividends	14,876
Foreign taxes reclaim	2,670
Total assets	179,489,240

Liabilities:
Reverse repurchase agreements	2,096,100
Unfunded loan commitments, at value (Note 11) (proceeds $1,400,222)	1,119,396
Unrealized depreciation on forward foreign currency exchange contracts	35,225
Payable for:
Securities purchased	7,906,786
Fund shares redeemed	5,906,351
Distributions to shareholders	117,650
Management fees	85,256
Distribution and service fees	27,015
Transfer agent/maintenance fees	20,877
Fund accounting/administration fees	13,312
Trustees’ fees*	3,977
Miscellaneous	73,045
Total liabilities	17,404,990
Commitments and contingent liabilities (Note 15)	—
Net assets	$162,084,250

Net assets consist of:
Paid in capital	$176,835,594
Undistributed net investment income	482,009
Accumulated net realized loss on investments	(914,114)
Net unrealized depreciation on investments	(14,319,239)
Net assets	$162,084,250

A-Class:
Net assets	$73,236,156
Capital shares outstanding	6,784,829
Net asset value per share	$10.79
Maximum offering price per share (Net asset value divided by 95.25%)	$11.33

C-Class:
Net assets	$13,671,053
Capital shares outstanding	1,256,629
Net asset value per share	$10.88

P-Class:
Net assets	$9,591
Capital shares outstanding	888
Net asset value per share	$10.80

Institutional Class:
Net assets	$75,167,450
Capital shares outstanding	8,531,189
Net asset value per share	$8.81

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD FUND

STATEMENT OF OPERATIONS
Year Ended September 30, 2015

Investment Income:
Interest (net of foreign withholding tax of $3,126)	$10,271,230
Dividends	436,097
Total investment income	10,707,327

Expenses:
Management fees	894,414
Transfer agent/maintenance fees:
A-Class	117,027
B-Class	12,158
C-Class	21,518
P-Class**	93
Institutional Class	33,033
Distribution and service fees:
A-Class	185,160
C-Class	140,919
P-Class**	11
Fund accounting/administration fees	141,613
Interest expense	34,883
Line of credit fees	17,480
Trustees’ fees*	12,845
Custodian fees	8,037
Tax expense	88
Miscellaneous	169,462
Total expenses	1,788,741
Less:
Expenses waived by Adviser	(53,603)
Net expenses	1,735,138
Net investment income	8,972,189

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(1,061,912)
Foreign currency	(249,206)
Forward foreign currency exchange contracts	1,716,253
Net realized gain	405,135
Net change in unrealized appreciation (depreciation) on:
Investments	(13,446,819)
Foreign currency	41,864
Forward foreign currency exchange contracts	(493,243)
Net change in unrealized appreciation (depreciation)	(13,898,198)
Net realized and unrealized loss	(13,493,063)
Net decrease in net assets resulting from operations	$(4,520,874)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
**	Since commencement of operations: May 1, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

HIGH YIELD FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2015	Year Ended September 30, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment income	$8,972,189	$7,512,555
Net realized gain on investments	405,135	4,836,256
Net change in unrealized appreciation (depreciation) on investments	(13,898,198)	(2,985,500)
Net increase (decrease) in net assets resulting from operations	(4,520,874)	9,363,311

Distributions to shareholders from:
Net investment income
A-Class	(4,807,748)	(5,820,148)
B-Class	(52,842)	(99,790)
C-Class	(802,666)	(738,796)
P-Class	(235)*	—
Institutional Class	(3,966,454)	(1,911,261)
Net realized gains
A-Class	(1,532,517)	—
B-Class	(20,686)	—
C-Class	(263,521)	—
P-Class	— *	—
Institutional Class	(944,650)	—
Total distributions to shareholders	(12,391,319)	(8,569,995)

Capital share transactions:
Proceeds from sale of shares
A-Class	33,036,938	62,904,723
B-Class	7,076	142,328
C-Class	5,046,504	7,344,432
P-Class	10,001 *	—
Institutional Class	74,875,388	28,060,805
Redemption fees collected
A-Class	41,648	66,165
B-Class	490	1,013
C-Class	8,074	9,220
P-Class	1 *	—
Institutional Class	33,446	19,942
Distributions reinvested
A-Class	5,856,839	5,125,824
B-Class	66,438	93,097
C-Class	824,962	552,770
P-Class	235 *	—
Institutional Class	3,711,027	1,189,371
Cost of shares redeemed
A-Class	(40,000,821)	(56,529,637)
B-Class	(1,185,413)	(782,961)
C-Class	(5,333,911)	(2,735,624)
P-Class	— *	—
Institutional Class	(33,586,946)	(11,032,316)
Net increase from capital share transactions	43,411,976	34,429,152
Net increase in net assets	26,499,783	35,222,468

*	Since the commencement of operations: May 1, 2015.

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD FUND

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Year Ended September 30, 2015	Year Ended September 30, 2014
Net assets:
Beginning of year	$135,584,467	$100,361,999
End of year	$162,084,250	$135,584,467
Undistributed net investment income/(Distributions in excess of net investment income) at end of year	$482,009	$(263,479)

Capital share activity:
Shares sold
A-Class	2,907,297	5,157,454
B-Class	574	11,694
C-Class	437,537	596,582
P-Class	867 *	—
Institutional Class	8,020,780	2,794,173
Shares issued from reinvestment of distributions
A-Class	512,078	420,028
B-Class	5,810	7,688
C-Class	71,624	44,965
P-Class	21 *	—
Institutional Class	399,647	118,766
Shares redeemed
A-Class	(3,526,055)	(4,630,360)
B-Class	(104,833)	(64,801)
C-Class	(463,316)	(222,849)
P-Class	— *	—
Institutional Class	(3,627,052)	(1,101,374)
Net increase in shares	4,634,979	3,131,966

*	Since the commencement of operations: May 1, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

HIGH YIELD FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Period Ended September 30, 2012[a]	Year Ended December 31, 2011	Year Ended December 31, 2010
Per Share Data
Net asset value, beginning of period	$12.02	$11.85	$11.95	$11.12	$12.89	$12.07
Income (loss) from investment operations:
Net investment income (loss)[b]	.69	.72	.81	.58	.87	.96
Net gain (loss) on investments (realized and unrealized)	(.97)	.27	.27	.84	(1.30)	.78
Total from investment operations	(.28)	.99	1.08	1.42	(.43)	1.74
Less distributions from:
Net investment income	(.74)	(.83)	(.90)	(.59)	(1.07)	(.92)
Net realized gains	(.22)	—	(.29)	—	(.27)	—
Total distributions	(.96)	(.83)	(1.19)	(.59)	(1.34)	(.92)
Redemption fees collected	.01	.01	.01	— [c]	—	—
Net asset value, end of period	$10.79	$12.02	$11.85	$11.95	$11.12	$12.89

Total Return[d]	(2.40%)	9.18%	9.54%	12.93%	(3.50%)	14.92%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$73,236	$82,854	$70,451	$64,174	$86,041	$172,443
Ratios to average net assets:
Net investment income (loss)	6.01%	5.91%	6.84%	7.19%	6.92%	7.69%
Total expenses	1.27%	1.32%	1.41%	1.44%	1.34%	1.28%
Net expenses[f,g]	1.20%	1.26%	1.18%	1.17%	1.18%	1.14%
Portfolio turnover rate	72%	97%	101%	55%	102%	77%

C-Class	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Period Ended September 30, 2012[a]	Year Ended December 31, 2011	Year Ended December 31, 2010
Per Share Data
Net asset value, beginning of period	$12.12	$11.95	$12.03	$11.20	$12.97	$12.14
Income (loss) from investment operations:
Net investment income (loss)[b]	.61	.63	.73	.56	.79	.87
Net gain (loss) on investments (realized and unrealized)	(.98)	.27	.27	.80	(1.32)	.79
Total from investment operations	(.37)	.90	1.00	1.36	(.53)	1.66
Less distributions from:
Net investment income	(.66)	(.74)	(.80)	(.53)	(.97)	(.83)
Net realized gains	(.22)	—	(.29)	—	(.27)	—
Total distributions	(.88)	(.74)	(1.09)	(.53)	(1.24)	(.83)
Redemption fees collected	.01	.01	.01	— [c]	—	—
Net asset value, end of period	$10.88	$12.12	$11.95	$12.03	$11.20	$12.97

Total Return[d]	(3.14%)	8.46%	8.69%	12.33%	(4.30%)	14.07%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$13,671	$14,674	$9,463	$9,054	$7,991	$10,264
Ratios to average net assets:
Net investment income (loss)	5.25%	5.14%	6.10%	6.37%	6.32%	6.92%
Total expenses	2.01%	2.09%	2.17%	2.19%	2.08%	2.04%
Net expenses[f,g]	1.95%	2.01%	1.93%	1.92%	1.94%	1.89%
Portfolio turnover rate	72%	97%	101%	55%	102%	77%

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Period Ended September 30, 2015[e]
Per Share Data
Net asset value, beginning of period	$11.53
Income (loss) from investment operations:
Net investment income (loss)[b]	.27
Net gain (loss) on investments (realized and unrealized)	(.73)
Total from investment operations	(.46)
Less distributions from:
Net investment income	(.27)
Total distributions	(.27)
Redemption fees collected	— [c]
Net asset value, end of period	$10.80

Total Return[d]	(4.06%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10
Ratios to average net assets:
Net investment income (loss)	5.76%
Total expenses	3.36%
Net expenses[f,g]	1.19%
Portfolio turnover rate	72%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

HIGH YIELD FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Period Ended September 30, 2012[a]	Year Ended December 31, 2011	Year Ended December 31, 2010
Per Share Data
Net asset value, beginning of period	$9.87	$9.74	$9.90	$9.26	$10.96	$10.47
Income (loss) from investment operations:
Net investment income (loss)[b]	.58	.61	.70	.55	.79	.86
Net gain (loss) on investments (realized and unrealized)	(.79)	.23	.22	.64	(1.12)	.68
Total from investment operations	(.21)	.84	.92	1.19	(.33)	1.54
Less distributions from:
Net investment income	(.64)	(.72)	(.80)	(.55)	(1.10)	(1.05)
Net realized gains	(.22)	—	(.29)	—	(.27)	—
Total distributions	(.86)	(.72)	(1.09)	(.55)	(1.37)	(1.05)
Redemption fees collected	.01	.01	.01	— [c]	—	—
Net asset value, end of period	$8.81	$9.87	$9.74	$9.90	$9.26	$10.96

Total Return[d]	(2.21%)	9.50%	9.97%	13.17%	(3.30%)	15.33%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$75,167	$36,880	$18,755	$9,974	$7,900	$2,785
Ratios to average net assets:
Net investment income (loss)	6.21%	6.12%	7.12%	7.42%	7.61%	7.99%
Total expenses	0.94%	1.01%	1.01%	1.11%	1.08%	1.02%
Net expenses[f,g]	0.94%	1.01%	0.93%	0.92%	0.95%	0.89%
Portfolio turnover rate	72%	97%	101%	55%	102%	77%

[a]	The Fund changed its fiscal year end from December 31 to September 30 in 2012.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Redemption fees collected are less than $0.01 per share.
[d]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[e]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[f]	Net expense information reflects the expense ratios after expense waivers.
[g]	Net expenses may include expenses that are excluded from the expense limitation agreement and recouped amounts. Excluding these expenses, the operating expense ratios for the years would be:

	09/30/15	09/30/14
A-Class	1.16%	1.16%
C-Class	1.91%	1.91%
P-Class	1.16%	—
Institutional Class	0.91%	0.91%

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2015

To Our Shareholders

Guggenheim Investment Grade Bond Fund (the “Fund”) is managed by a team of seasoned professionals, including B. Scott Minerd, Chairman of Investments and Global Chief Investment Officer; Anne B. Walsh, Senior Managing Director and Assistant Chief Investment Officer; Jeffrey B. Abrams, Senior Managing Director and Portfolio Manager; and James W. Michal, Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses the market environment and the Fund’s performance for the fiscal year ended September 30, 2015.

For the one-year period ended September 30, 2015, Guggenheim Investment Grade Bond Fund returned 2.12%1, compared with the 2.94% return of its benchmark, the Barclays U.S. Aggregate Bond Index.

The Fund seeks to provide current income. In pursuit of its objective, the Fund will invest, under normal market conditions, at least 80% of its net assets in investment grade U.S. fixed-income securities. The Fund has the ability to adjust portfolio duration synthetically using interest rate hedges.

At the start of the period, market unease over the Fed winding down its purchases of U.S. Treasuries and mortgage-backed securities sparked risk aversion that drove market volatility. After a second-straight winter soft patch, and a dramatic drop in the price of oil, U.S. economic data began to strengthen in 2015, appearing to provide support for the Fed to proceed with raising interest rates sometime in 2015. The world kept a watchful eye on the Fed during the summer, as headlines moved from Greece to China, as China devalued the yuan in August, the first time in 20 years. As China’s move sent shockwaves through global financial markets, the Fed opted to keep rates zero-bound at its September meeting, citing concerns about potential downside risks to the U.S. outlook posed by recent global market volatility.

A key to Fund performance for the period was price appreciation stemming from the general tightening of credit spreads, except during the last few weeks of the period. Positive returns were driven largely by good credit selection in asset-backed securities (including collateralized loan obligations, or CLOs, and aircraft securitizations), mortgage-backed securities (including commercial mortgage-backed securities and non-agency residential mortgage-backed securities, or NARMBS), preferred securities, and investment-grade corporate bonds. Derivatives, which consisted of interest-rate swaps used to extend duration, contributed slightly to performance for the year. Being underweight duration relative to the Index also detracted from performance for the period. The lower duration stance stems partly from the Fund’s small allocation to Treasury bonds, compared with the Index’s allocation, its largest.

The chief attributes of the Fund over the period were holding a majority of the portfolio in structured credit, including commercial ABS and collateralized loan obligations (CLOs); and building up exposure to non-agency residential mortgage backed securities (NARMBS). The Fund believes the residential sector has been offering good relative value due to low interest rates, an improving residential real estate market, and strong economic fundamentals.

A majority of the Fund’s structured credit holdings feature floating rates, yields higher than traditional securitized assets like auto or credit-card receivables, and, often, investment-grade ratings. The Fund believes that commercial ABS and CLOs offer some downside protection, and amortizing structures to keep credit exposure lower over time. Many of the NARMBS were purchased at discounts and also typically have floating coupons that help keep duration short.

Besides the increase in NARMBS, other notable position changes over the period included a reduction in exposure to leveraged credit and an increase in exposure to U.S. Treasury bonds.

The cut in leveraged credit by half over the course of the 12 months was partly in response to deteriorating fundamentals in the energy market and in anticipation of volatility associated with a market correction or rising interest rates. As the Fund became more defensive, overall portfolio liquidity increased and average credit quality improved across sectors. The shift in Treasuries resulted from decisions regarding curve positioning.

Guggenheim believes an accommodative Fed supports a benign credit environment, and the U.S. economy is well positioned for continued growth. The Fed may not have the clarity it seeks to tighten U.S. monetary policy anytime soon, which means rates will remain low for an extended period. The Fund will continue to focus on allocating to structured credit that should shield investors from rate volatility without having to sacrifice yield.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

MANAGERS’ COMMENTARY (Unaudited)(concluded)	September 30, 2015

Periods of economic expansion have coincided with tightening spreads and low defaults, and economic data for the period indicate the U.S. expansion remains on track. Still, the watchword across risk assets in the past few months has been caution, as credit spreads widened during heightened market volatility. The Fund takes advantage of such periods of widening to add to spread duration and to take on more risk in expectation of a rebound.

The Fund invests excess cash into the Guggenheim Strategy Funds which, in turn, invest in a diversified portfolio of debt securities and financial instruments providing exposure to fixed income markets. The investment objective of the Guggenheim Strategy Funds is to seek a high level of income consistent with the preservation of capital. For the one -year period ended September 30, 2015, investment in the Guggenheim Strategy Funds has benefited Fund performance relative to investing in other short-term investments such as overnight repurchase agreements.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on A-Class shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2015

INVESTMENT GRADE BOND FUND

OBJECTIVE: Seeks to provide current income.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Dates:
A-Class	August 15, 1985
C-Class	May 1, 2000
P-Class	May 1, 2015
Institutional Class	January 29, 2013

Ten Largest Holdings (% of Total Net Assets)
U.S. Treasury Notes	6.6%
Guggenheim Strategy Fund I	2.4%
GCAT LLC	1.6%
Willis Engine Securitization Trust II	1.5%
LSTAR Securities Investment Trust	1.4%
Citigroup, Inc.	1.4%
Northwoods Capital VIII Ltd.	1.3%
U.S. Treasury Bonds	1.1%
Bank of America Corp.	1.1%
New Jersey Transportation Trust Fund Authority Revenue Bonds	1.0%
Top Ten Total	19.4%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

Portfolio Composition by Quality Rating[1]
Rating
Fixed Income Instruments
AAA	11.5%
AA	17.9%
A	19.7%
BBB	13.9%
BB	7.9%
B	4.1%
CCC	5.4%
CC	0.3%
D	0.2%
NR2	14.3%
Other Instruments	4.8%
Total Investments	100.0%

The chart above reflects percentages of the value of total investments.

[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, which are all a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted Moody’s and Fitch ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR securities do not necessarily indicate low credit quality.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2015

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2015

	1 Year	5 Year	10 Year
A-Class Shares	2.12%	4.76%	3.55%
A-Class Shares with sales charge†	-2.72%	3.76%	3.05%
C-Class Shares	1.36%	3.95%	2.78%
C-Class Shares with CDSC§	0.39%	3.95%	2.78%
Barclays U.S. Aggregate Bond Index	2.94%	3.10%	4.64%
			Since Inception (05/01/15)
P-Class Shares			-0.11%
Barclays U.S. Aggregate Bond Index			0.21%
		1 Year	Since Inception (01/29/13)
Institutional Class Shares		2.37%	4.59%
Barclays U.S. Aggregate Bond Index		2.94%	2.12%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Barclays U.S. Aggregate Bond Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class shares, P-Class shares and Institutional Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	September 30, 2015
INVESTMENT GRADE BOND FUND

	Shares	Value

COMMON STOCKS† - 0.0%

Financial - 0.0%
Rescap Liquidating Trust*	5,199	$47,571

Industrial - 0.0%
Constar International Holdings LLC*,†††,1	68	—

Total Common Stocks
(Cost $262,501)		47,571

PREFERRED STOCKS†† - 1.9%
Financial - 1.5%
Woodbourne Capital Trust I 0.03%†††,2,3,4	950,000	435,604
Woodbourne Capital Trust II 0.03%†††,2,3,4	950,000	435,604
Woodbourne Capital Trust IV 0.03%†††,2,3,4	950,000	435,603
Woodbourne Capital Trust III 0.03%†††,2,3,4	950,000	435,603
Aspen Insurance Holdings Ltd. 5.95%[1,2,3]	15,549	396,500
AgriBank FCB 6.88%[2,3]	1,500	157,781
Total Financial		2,296,695

Industrial - 0.4%
Seaspan Corp. 6.38% due 04/30/19[5]	22,000	544,720
Constar International Holdings LLC*,†††,1	7	—
Total Industrial		544,720
Total Preferred Stocks
(Cost $4,909,053)		2,841,415

MUTUAL FUNDS† - 2.4%
Guggenheim Strategy Fund I6	141,254	3,514,410
Total Mutual Funds
(Cost $3,516,030)		3,514,410

SHORT TERM INVESTMENTS† - 1.9%
Dreyfus Treasury Prime Cash Management Institutional Shares 0.00%[15]	2,800,271	2,800,271
Total Short Term Investments
(Cost $2,800,271)		2,800,271

	Face Amount

ASSET-BACKED SECURITIES†† - 43.7%
Collateralized Loan Obligations - 29.6%
Golub Capital Partners CLO Ltd.
2015-25A, 2.29% due 08/05/27[2,4]	$1,500,000	1,483,236
2014-21A, 2.75% due 10/25/26[2,4]	600,000	587,254
2013-17A, 4.11% due 10/25/25[2,4]	250,000	249,078
Great Lakes CLO Ltd.
2012-1A, 4.39% due 01/15/23[2,4]	1,000,000	999,978
2015-1A, 2.22% due 07/15/26[2,4]	1,000,000	989,476
2014-1A, 3.99% due 04/15/25[2,4]	250,000	248,172
Northwoods Capital VIII Ltd.
2007-8A, 2.29% due 07/28/22[2,4]	1,950,000	1,949,287
CIFC Funding Ltd.
2015-2A, 2.23% due 12/05/24[2,4]	1,500,000	1,496,563
Grayson CLO Ltd.
2006-1A, 0.71% due 11/01/21[2,4]	1,400,000	1,293,900
Flagship CLO VI
2007-1A, 2.73% due 06/10/21[2,4]	1,250,000	1,227,971
Telos CLO Ltd.
2013-3A, 3.29% due 01/17/24[2,4]	1,250,000	1,208,365
Babson CLO Ltd.
2012-2A, due 05/15/23[4,7]	1,000,000	745,412
2014-IA, due 07/20/25[4,7]	650,000	432,304
Telos Clo Ltd.
2007-2A, 2.49% due 04/15/22[2,4]	1,100,000	1,076,364
Rockwall CDO Ltd.
2007-1A, 0.85% due 08/01/24[2,4]	1,100,000	1,006,915
Marea CLO Ltd.
2015-1A, 2.09% due 10/15/23[2,4]	1,000,000	997,661
Northwoods Capital XIV Ltd.
2014-14A, 2.77% due 11/12/25[2,4]	1,000,000	997,066
KKR Financial CLO Ltd.
2007-1A, 2.57% due 05/15/21[2,4]	1,000,000	995,601
Vibrant CLO Limited 2012-1
2015-1A, 2.38% due 07/17/24[2,4]	1,000,000	995,302
KKR CLO 12 Ltd.
2015-12, 2.58% due 07/15/27[2,4]	1,000,000	994,173
Rampart CLO Ltd.
2007-1A, 2.17% due 10/25/21[2,4]	1,000,000	990,148
ALM VII R Ltd.
2013-7RA, 2.89% due 04/24/24[2,4]	1,000,000	988,960
Fortress Credit Opportunities V CLO Ltd.
2014-5A, 2.93% due 10/15/26[2,4]	1,000,000	988,216
Fortress Credit BSL II Ltd.
2013-2A, 2.54% due 10/19/25[2,4]	1,000,000	986,241
Fortress Credit Investments IV Ltd.
2015-4A, 2.22% due 07/17/23[2,4]	1,000,000	986,016
Venture CLO Ltd.
2013-14A, 3.08% due 08/28/25[2,4]	1,000,000	973,506
Figueroa CLO Ltd.
2013-1A, 3.08% due 03/21/24[2,4]	1,000,000	968,636
MT Wilson Clo II Ltd.
2007-2A, 3.04% due 07/11/20[2,4]	1,000,000	967,462
Dryden 37 Senior Loan Fund
2015-37A, due 04/15/27[4,7]	1,000,000	933,341
MCF CLO I LLC
2013-1A, 3.84% due 04/20/23[2,4]	900,000	890,738
COA Summit CLO Limited
2014-1A, 3.09% due 04/20/23[2,4]	800,000	794,940
Newstar Trust
2012-2A, 3.53% due 01/20/23[2,4]	750,000	751,313
ARES XII CLO Ltd.
2007-12A, 3.58% due 11/25/20[2,4]	750,000	749,988

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

SCHEDULE OF INVESTMENTS (continued)	September 30, 2015
INVESTMENT GRADE BOND FUND

	Face Amount	Value

OZLM Funding Ltd.
2012-2A, 3.55% due 10/30/23[2,4]	$750,000	$749,947
Acis CLO Ltd.
2013-1A, 3.24% due 04/18/24[2,4]	500,000	484,158
2013-2A, 3.50% due 10/14/22[2,4]	250,000	246,204
Ivy Hill Middle Market Credit Fund VII Ltd.
2013-7A, 3.74% due 10/20/25[2,4]	600,000	588,513
Fortress Credit Opportunities III CLO, LP
2014-3A, 2.82% due 04/28/26[2,4]	300,000	295,479
2014-3A, 3.53% due 04/28/26[2,4]	300,000	292,385
KVK CLO Ltd.
2013-1A, due 04/14/25[4,7]	1,000,000	573,041
Black Diamond CLO Ltd.
2013-1A, 3.55% due 02/01/23[2,4]	550,000	541,461
KKR CLO Trust
2012-1A, 3.59% due 12/15/24[2,4]	500,000	500,053
Cerberus Onshore II CLO-2 LLC
2014-1A, 2.98% due 10/15/23[2,4]	500,000	499,430
Cent CLO, LP
2014-16AR, 2.55% due 08/01/24[2,4]	500,000	499,347
Oxford Finance Funding Trust
2014-1A, 3.48% due 12/15/22[4]	500,000	498,650
MCF CLO III LLC
2014-3A, 3.21% due 01/20/24[2,4]	500,000	481,185
Treman Park CLO Ltd.
2015-1A, due 04/20/27[4,7]	500,000	476,050
Eastland CLO Ltd.
2007-1A, 0.70% due 05/01/22[2,4]	450,000	424,734
ICE EM CLO
2007-1A, 1.12% due 08/15/22[2,4]	414,546	404,514
Westwood CDO I Ltd.
2007-1A, 1.00% due 03/25/21[2,4]	400,000	379,415
Halcyon Loan Advisors Funding Ltd.
2012-2A, 4.85% due 12/20/24[2,4]	350,000	349,971
Newstar Commercial Loan Funding LLC
2013-1A, 4.90% due 09/20/23[2,4]	350,000	332,871
ALM VII R-2 Ltd.
2013-7R2A, 2.89% due 04/24/24[2,4]	300,000	296,818
Neuberger Berman CLO Ltd.
2012-12A, due 07/25/23[4,7]	450,000	273,479
Dryden XXIII Senior Loan Fund
2014-23A, 3.24% due 07/17/23[2,4]	250,000	251,191
TICC CLO LLC
2012-1A, 5.08% due 08/25/23[2,4]	250,000	250,033
Cerberus Onshore II CLO LLC
2014-1A, 2.99% due 10/15/23[2,4]	250,000	249,743
Garrison Funding Ltd.
2013-2A, 3.68% due 09/25/23[2,4]	250,000	248,822
Gallatin CLO VII Ltd.
2014-1A, 3.19% due 07/15/23[2,4]	250,000	247,778
ALM XIV Ltd.
2014-14A, 3.24% due 07/28/26[2,4]	250,000	245,625
NewStar Arlington Senior Loan Program LLC
2014-1A, 3.60% due 07/25/25[2,4]	250,000	241,889
Carlyle Global Market Strategies CLO Ltd.
2012-3A, due 10/04/24[4,7]	250,000	187,341
Keuka Park CLO Ltd.
2013-1A, due 10/21/24[4,7]	250,000	175,259
Copper River CLO Ltd.
2007-1A, due 01/20/21[2,4,7]	700,000	131,671
Total Collateralized Loan Obligations		43,360,640

Transport-Aircraft - 8.4%
Willis Engine Securitization Trust II
2012-A, 5.50% due 09/15/37[4]	2,151,922	2,156,442
AASET
2014-1, 5.12% due 12/15/29[2]	1,413,462	1,392,260
2014-1, 7.37% due 12/15/29[2]	706,731	706,731
Emerald Aviation Finance Ltd.
2013-1, 4.65% due 10/15/38[4]	1,100,260	1,128,626
2013-1, 6.35% due 10/15/38[4]	220,052	225,553
Castlelake Aircraft Securitization Trust
2014-1, 5.25% due 02/15/29[4]	930,637	921,517
2014-1, 7.50% due 02/15/29[4]	372,255	369,091
Rise Ltd.
4.74% due 02/12/39	1,126,302	1,134,749
ECAF I Ltd.
2015-1A, 4.95% due 06/15/40[4]	1,000,000	999,800
AIM Aviation Finance Ltd.
2015-1A, 4.21% due 02/15/40[4]	958,333	958,408
Diamond Head Aviation Ltd.
2015-1, 3.81% due 07/14/28[4]	953,645	948,686
Turbine Engines Securitization Ltd.
2013-1A, 5.13% due 12/13/48[4]	832,795	837,126
AABS Ltd.
4.87% due 01/15/38	416,667	419,250
Total Transport-Aircraft		12,198,239

Collateralized Debt Obligations - 5.2%
Triaxx Prime CDO Ltd.
2006-2A, 0.45% due 10/02/39[2,4]	1,363,858	1,276,616
Gramercy Real Estate CDO Ltd.
2007-1A, 0.60% due 08/15/56[2,4]	1,330,032	1,225,968
PFP Ltd.
2015-2, 2.21% due 07/14/34[2,4]	1,000,000	996,297
SRERS Funding Ltd.
2011-RS, 0.44% due 05/09/46[2,4]	1,010,155	969,420
Banco Bradesco SA
4.21% due 03/12/26†††,1	948,978	958,506
RAIT CRE CDO I Ltd.
2006-1X, 0.53% due 11/20/46	812,449	752,346
N-Star Real Estate CDO IX Ltd.
0.51% due 02/01/41[1]	665,054	654,184
N-Star REL CDO VIII Ltd.
2006-8A, 0.55% due 02/01/41[2,4]	500,000	464,274

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2015
INVESTMENT GRADE BOND FUND

	Face Amount	Value

DIVCORE CLO Ltd.
2013-1A B, 4.10% due 11/15/32	$300,000	$299,220
Total Collateralized Debt Obligations		7,596,831

Insurance - 0.5%
Chesterfield Financial Holdings LLC
2014-1A, 4.50% due 12/15/34[4]	705,750	705,679
Total Asset-Backed Securities
(Cost $63,549,587)		63,861,389

COLLATERALIZED MORTGAGE OBLIGATIONS†† - 21.2%
Residential Mortgage-Backed Securities - 17.6%
LSTAR Securities Investment Trust
2014-1, 3.29% due 09/01/21[2,4]	2,009,598	2,009,598
2015-6, 2.19% due 05/01/20[2,4]	1,320,738	1,297,097
2015-5, 2.19% due 04/01/20[2,4]	1,003,738	983,262
2015-1, 2.19% due 01/01/20[2,4]	709,441	699,438
2015-2, 2.19% due 01/01/20[2,4]	705,533	692,127
GCAT LLC
2014-2, 3.72% due 10/25/19[4,8]	2,334,269	2,347,262
NRPL Trust
2014-2A, 3.75% due 10/25/57[2,4]	995,404	987,938
2015-1A, 3.88% due 11/01/54[4]	684,958	685,943
American Home Mortgage Assets Trust
2006-4, 0.38% due 10/25/46[2]	1,442,694	956,160
2007-1, 0.90% due 02/25/47[2]	1,141,324	696,652
Banc of America Funding Ltd.
2013-R1, 0.41% due 11/03/41[2,4]	1,514,994	1,409,398
CIT Mortgage Loan Trust
2007-1, 1.64% due 10/25/37[2,4]	1,396,636	1,328,501
Luminent Mortgage Trust
2006-2, 0.39% due 02/25/46[2]	1,506,098	1,110,729
American Home Mortgage Investment Trust
2006-1, 0.59% due 03/25/46[2]	1,330,700	1,109,505
HarborView Mortgage Loan Trust
2006-14, 0.37% due 01/25/47[2]	898,860	682,162
2006-12, 0.41% due 01/19/38[2]	407,754	344,012
New Century Home Equity Loan Trust
2005-3, 0.70% due 07/25/35[2]	1,100,000	988,300
Banc of America Funding Trust
2014-R7, 0.34% due 09/26/36[2,4]	999,475	919,417
VOLT XXXIII LLC
2015-NPL5, 3.50% due 03/25/55[4]	909,861	906,368
Deutsche Alt-A Securities Mortgage Loan Trust Series
2007-OA2, 0.99% due 04/25/47[2]	1,012,407	871,074
Washington Mutual Mortgage Pass-Through Certificates WMALT Series Trust
2006-AR9, 1.04% due 11/25/46[2]	691,237	474,351
2006-8, 4.73% due 10/25/36	420,341	321,237
MASTR Adjustable Rate Mortgages Trust
2003-5, 2.13% due 11/25/33[2]	834,418	756,115
Structured Asset Securities Corporation Mortgage Loan Trust
2006-OPT1, 0.45% due 04/25/36[2]	600,000	558,836
Nationstar HECM Loan Trust
2014-1A, 4.50% due 11/25/17[4]	418,846	423,424
Chase Mortgage Finance Trust Series
2006-S3, 6.00% due 11/25/36	451,564	388,337
Saxon Asset Securities Trust
2005-4, 0.63% due 11/25/37[2]	400,000	346,423
Residential Asset Securitization Trust
2006-A12, 6.25% due 11/25/36	450,995	331,118
UCFC Manufactured Housing Contract
1997-2, 7.38% due 10/15/28	279,573	302,494
Nomura Resecuritization Trust
2012-1R, 0.64% due 08/27/47[2,4]	233,858	220,482
GreenPoint Mortgage Funding Trust
2005-HE4, 0.90% due 07/25/30[2]	204,374	197,552
GSAA Home Equity Trust
2007-7, 0.46% due 07/25/37[2]	171,538	145,741
GreenPoint Mortgage Funding Trust Series
2007-AR1, 0.27% due 02/25/47[2]	114,703	110,481
First Franklin Mortgage Loan Trust
2006-FF1, 0.53% due 01/25/36[2]	50,000	44,334
JP Morgan Mortgage Trust
2006-A3, 2.63% due 04/25/36[2]	29,782	24,932
Total Residential Mortgage-Backed Securities		25,670,800

Commercial Mortgage-Backed Securities - 3.6%
Hilton USA Trust
2013-HLT, 4.41% due 11/05/30[4]	1,100,000	1,106,035
2013-HLT, 4.60% due 11/05/30[2,4]	350,000	353,391
Boca Hotel Portfolio Trust
2013-BOCA, 3.26% due 08/15/26[2,4]	1,000,000	997,357
Motel 6 Trust
2015-MTL6, 4.53% due 02/05/30[4]	1,000,000	991,677
Capmark Military Housing Trust
2007-ROBS, 6.06% due 10/10/52[4]	485,851	458,133
2007-AETC, 5.74% due 02/10/52†††,4	339,358	334,156
GMAC Commercial Mortgage Asset Corp.
2003-PRES, 6.24% due 10/10/41†††,4	476,873	528,538
LSTAR Commercial Mortgage Trust
2014-2, 5.11% due 01/20/41[2,4]	500,000	505,981
Total Commercial Mortgage-Backed Securities		5,275,268

Government Agency - 0.0%
Ginnie Mae
#518436, 7.25% due 09/15/29	9,067	9,594
#1849, 8.50% due 08/20/24	876	922

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

SCHEDULE OF INVESTMENTS (continued)	September 30, 2015
INVESTMENT GRADE BOND FUND

	Face Amount	Value

Fannie Mae[13]
1990-108, 7.00% due 09/25/20	$5,789	$6,298
Total Government Agency		16,814
Total Collateralized Mortgage Obligations
(Cost $31,122,804)		30,962,882

CORPORATE BONDS†† - 17.0%
Financial - 12.0%
Citigroup, Inc.
5.87%[2,3]	2,000,000	1,964,999
Bank of America Corp.
6.10%[2,3]	1,600,000	1,560,000
6.25%[2,3]	400,000	391,000
Teachers Insurance & Annuity Association of America
4.90% due 09/15/44[4,9]	1,000,000	1,028,697
4.38% due 09/15/54[2,4,9]	500,000	506,070
JPMorgan Chase & Co.
5.00%[2,3]	1,500,000	1,458,750
Fifth Third Bancorp
5.10%[2,3,9]	1,484,000	1,357,860
Ares Finance Company II LLC
5.25% due 09/01/25[4,9]	1,300,000	1,323,108
AmTrust Financial Services, Inc.
6.12% due 08/15/23[1,5]	970,000	1,011,357
SunTrust Banks, Inc.
5.63%[2,3,9]	1,000,000	1,000,000
Garanti Diversified Payment Rights Finance Co.
0.47% due 07/09/17[2]	832,000	810,534
Corporation Financiera de Desarrollo S.A.
5.25% due 07/15/29[2,4,5]	600,000	589,500
GMH Military Housing-Navy Northeast LLC
6.30% due 10/15/49†††	485,000	516,811
Customers Bank
6.13% due 06/26/29[2,5,14]	500,000	505,000
Wilton Re Finance LLC
5.87% due 03/30/33[2,4,5]	475,000	503,086
American Express Co.
5.20% due 12/31/49[2,3,5]	500,000	495,150
Morgan Stanley
5.55%[2,3]	500,000	492,500
Pacific Northwest Communities LLC
5.91% due 06/15/50[4,5]	400,000	427,916
Atlantic Marine Corporations Communities LLC
5.43% due 12/01/50[4]	386,054	385,390
ACC Group Housing LLC
6.35% due 07/15/54†††,4	300,000	322,971
CIC Receivables Master Trust
4.89% due 10/07/21†††,1	300,000	301,704
Cadence Bank North America
6.25% due 06/28/29[2,5,14]	200,000	200,000
HSBC Holdings plc
6.37% due [2,3]	200,000	191,250
Prosight Global Inc.
7.50% due 11/26/20†††,1	100,000	104,979
TIG Holdings, Inc.
8.60% due 01/15/27[14]	34,000	28,305
Total Financial		17,476,937

Technology - 1.4%
Hewlett Packard Enterprise Co.
4.90% due 10/15/25	800,000	797,800
4.40% due 10/15/22	600,000	592,812
Open Text Corp.
5.63% due 01/15/23[4]	325,000	322,360
CDK Global, Inc.
4.50% due 10/15/24[9]	305,000	307,173
Total Technology		2,020,145

Basic Materials - 1.3%
Newcrest Finance Pty Ltd.
4.20% due 10/01/22[4]	1,200,000	1,052,505
Yamana Gold, Inc.
4.95% due 07/15/24	985,000	880,137
Mosaic Global Holdings, Inc.
7.38% due 08/01/18[1]	18,000	20,248
Total Basic Materials		1,952,890

Communications - 1.0%
Avaya, Inc.
7.00% due 04/01/19[4,9]	650,000	515,125
CSC Holdings LLC
6.75% due 11/15/21[9]	550,000	492,250
DISH DBS Corp.
5.88% due 07/15/22	500,000	442,500
Nortel Networks Ltd.
6.88% due 09/01/23[10]	31,000	14,648
Total Communications		1,464,523

Consumer, Cyclical - 0.7%
Northern Group Housing LLC
6.80% due 08/15/53[4]	600,000	694,980
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.
5.50% due 03/01/25[4]	400,000	343,000
Total Consumer, Cyclical		1,037,980

Industrial - 0.3%
Skyway Concession Company LLC
0.71% due 06/30/26[2,4,9]	250,000	203,125
SBM Baleia Azul
5.50% due 09/15/27†††,1	260,550	195,256
Constar International, Inc
11.00% due 12/31/17†††,1	5,747	—
Total Industrial		398,381

34 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2015
INVESTMENT GRADE BOND FUND

	Face Amount	Value

Diversified - 0.2%
HRG Group, Inc.
7.88% due 07/15/19	$300,000	$311,250

Consumer, Non-cyclical - 0.1%
ADT Corp.
6.25% due 10/15/21[9]	150,000	154,688

Energy - 0.0%
Williams Companies, Inc.
8.75% due 03/15/32	12,000	11,417
Total Corporate Bonds
(Cost $25,365,351)		24,828,211

U.S. GOVERNMENT SECURITIES†† - 7.7%
U.S. Treasury Notes
2.00% due 08/15/25	9,744,000	9,692,493
U.S. Treasury Bonds
due 11/15/44	3,819,000	1,581,643
Total U.S. Government Securities
(Cost $11,209,721)		11,274,136

MUNICIPAL BONDS†† - 7.1%
Illinois - 1.3%
State of Illinois General Obligation Unlimited
6.90% due 03/01/35[9]	500,000	524,720
5.65% due 12/01/38	500,000	484,875
Chicago, Illinois, Second Lien Water Revenue Bonds, Taxable Build America Bonds
6.74% due 11/01/40	550,000	615,021
City of Chicago Illinois General Obligation Unlimited
5.43% due 01/01/42	300,000	251,658
0.00% due 01/01/30[11]	150,000	71,369
Total Illinois		1,947,643

Florida - 1.3%
County of Miami-Dade Florida Revenue Bonds
0.00% due 10/01/45[9,11]	5,100,000	1,213,595
0.00% due 10/01/42[5,11]	2,500,000	691,525
Total Florida		1,905,120

California - 1.1%
Stockton Unified School District General Obligation Unlimited
0.00% due 08/01/36[11]	875,000	379,050
0.00% due 08/01/35[11]	565,000	255,753
Inland Valley Development Agency Tax Allocation
5.50% due 03/01/33[9]	500,000	532,605
San Marcos Unified School District General Obligation Unlimited
0.00% due 08/01/47[11]	1,400,000	344,834
Total California		1,512,242

New Jersey - 1.0%
New Jersey Transportation Trust Fund Authority Revenue Bonds
0.00% due 12/15/32[9,11]	3,500,000	1,501,814

Puerto Rico - 0.8%
Commonwealth of Puerto Rico General Obligation Unlimited
5.00% due 07/01/31[1]	500,000	485,525
Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue Bonds
5.13% due 07/01/47[1,5]	500,000	454,590
Puerto Rico Highways & Transportation Authority Revenue Bonds
5.50% due 07/01/28[1]	250,000	243,063
Total Puerto Rico		1,183,178

Michigan - 0.7%
Detroit City School District General Obligation Unlimited
7.75% due 05/01/39[5]	850,000	1,059,219

Alabama - 0.7%
County of Jefferson Alabama Sewer Revenue Bonds
0.00% due 10/01/34[11]	775,000	270,855
0.00% due 10/01/36[11]	800,000	244,472
0.00% due 10/01/35[11]	475,000	155,534
0.00% due 10/01/32[11]	300,000	121,227
0.00% due 10/01/31[11]	250,000	109,580
Total Alabama		901,668

New York - 0.2%
Port Authority NY & NJ-182
5.31% due 08/01/46	310,000	333,117
Total Municipal Bonds
(Cost $10,345,339)		10,344,001

SENIOR FLOATING RATE INTERESTS††,2 - 3.1%
Consumer, Cyclical - 1.2%
Compucom Systems, Inc.
4.25% due 05/11/20	713,944	571,154
Warner Music Group
3.75% due 07/01/20	498,728	488,399
Arby’s
4.76% due 11/16/20	338,214	338,353
Ollies Bargain Outlet
4.75% due 09/28/19	255,828	254,549
Total Consumer, Cyclical		1,652,455

Communications - 1.0%
MergerMarket Ltd.
4.50% due 02/04/21	591,000	576,224
Light Tower Fiber LLC
4.00% due 04/13/20	498,724	488,750

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 35

SCHEDULE OF INVESTMENTS (continued)	September 30, 2015
INVESTMENT GRADE BOND FUND

	Face Amount	Value

Asurion Corp.
5.00% due 08/04/22	$229,425	$216,412
5.00% due 05/24/19	223,548	212,874
Total Communications		1,494,260

Consumer, Non-cyclical - 0.4%
Albertson’s (Safeway) Holdings LLC
5.50% due 08/25/21	397,071	396,825
NES Global Talent
6.50% due 10/03/19	128,185	119,212
Performance Food Group
6.75% due 11/14/19	98,241	98,200
Total Consumer, Non-cyclical		614,237

Financial - 0.2%
Magic Newco, LLC
5.00% due 12/12/18	244,338	244,339
American Stock Transfer & Trust
5.75% due 06/26/20	95,655	94,658
Total Financial		338,997

Technology - 0.2%
Greenway Medical Technologies
6.00% due 11/04/20[1]	343,875	336,998

Industrial - 0.1%
CareCore National LLC
5.50% due 03/05/21	127,170	118,904
Total Senior Floating Rate Interests
(Cost $4,755,599)		4,555,851

FOREIGN GOVERNMENT BONDS†† - 1.4%
Kenya Government International Bond
6.87% due 06/24/24[4,9]	850,000	770,100
Dominican Republic International Bond
6.85% due 01/27/45[4,9]	700,000	673,750
Mexico Government International Bond
4.60% due 01/23/46[9]	600,000	534,000
Total Foreign Government Bonds
(Cost $2,181,692)		1,977,850

FEDERAL AGENCY DISCOUNT NOTES†† - 0.2%
Federal Home Loan Bank
0.05% due 10/07/15[12]	250,000	249,998

Total Federal Agency Discount Notes
(Cost $249,998)		249,998

	Contracts

OPTIONS PURCHASED† - 0.1%
Call options on:
iShares 7-10 Year Treasury Bond ETF Expiring December 2015 with strike price of $106.00	581	113,295
Total Options Purchased
(Cost $70,324)		113,295

Total Investments - 107.7%
(Cost $160,338,270)		$157,371,280

OPTIONS WRITTEN† - 0.0%
Call options on:
iShares 7-10 Year Treasury Bond ETF Expiring December 2015 with strike price of $111.00	581	(23,240)
Total Options Written
(Premiums received $15,663)		(23,240)
Other Assets & Liabilities, net - (7.7)%		(11,298,117)
Total Net Assets - 100.0%		$146,049,923

36 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2015
INVESTMENT GRADE BOND FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Illiquid security.
[2]	Variable rate security. Rate indicated is rate effective at September 30, 2015.
[3]	Perpetual maturity.
[4]

Security is a 144A or Section 4(a)(2) security. The total market value of 144A or Section 4(a)(2) securities is $90,524,374 (cost $92,597,881), or 62.0% of total net assets. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

[5]	All or a portion of this security is pledged as collateral for open call options written contracts at September 30, 2015.
[6]	Affiliated issuer— See Note 10.
[7]	Residual interest.
[8]	Security is a step up/step down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity.
[9]	Security or a portion thereof is held as collateral for reverse repurchase agreements — See Note 7.
[10]	Security is in default of interest and/or principal obligations.
[11]	Zero coupon rate security.
[12]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[13]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[14]

Security is a 144A or Section 4(a)(2) security. These securities are considered illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $733,305 (cost $728,979), or 0.1% of total net assets — See Note 13.

[15]	Rate indicated is the 7 day yield as of September 30, 2015.
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 37

INVESTMENT GRADE BOND FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2015

Assets:
Investments in unaffiliated issuers, at value (cost $156,822,240)	$153,856,870
Investments in affiliated issuers, at value (cost $3,516,030)	3,514,410
Total investments (cost $160,338,270)	157,371,280
Foreign currency, at value (cost $2,777)	2,777
Prepaid expenses	27,801
Cash	23,966
Receivables:
Securities sold	1,365,199
Interest	675,246
Fund shares sold	81,815
Dividends	8,828
Total assets	159,556,912

Liabilities:
Reverse repurchase agreements	10,997,608
Options written, at value (premiums received $15,663)	23,240
Payable for:
Securities purchased	1,573,982
Fund shares redeemed	631,877
Distribution and service fees	43,285
Management fees	42,420
Distributions to shareholders	37,908
Transfer agent/maintenance fees	23,674
Fund accounting/administration fees	11,316
Trustees’ fees*	3,563
Miscellaneous	118,116
Total liabilities	13,506,989
Net assets	$146,049,923

Net assets consist of:
Paid in capital	$180,402,518
Distributions in excess of net investment income	(338,751)
Accumulated net realized loss on investments	(31,039,277)
Net unrealized depreciation on investments	(2,974,567)
Net assets	$146,049,923

A-Class:
Net assets	$115,018,962
Capital shares outstanding	6,355,403
Net asset value per share	$18.10
Maximum offering price per share (Net asset value divided by 95.25%)	$19.00

C-Class:
Net assets	$24,111,288
Capital shares outstanding	1,337,987
Net asset value per share	$18.02

P-Class:
Net assets	$10,149
Capital shares outstanding	560
Net asset value per share	$18.12

Institutional Class:
Net assets	$6,909,524
Capital shares outstanding	382,331
Net asset value per share	$18.07

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

38 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVESTMENT GRADE BOND FUND

STATEMENT OF OPERATIONS
Year Ended September 30, 2015

Investment Income:
Interest	$6,464,556
Dividends from securities of unaffiliated issuers	229,185
Dividends from securities of affiliated issuers	16,164
Total investment income	6,709,905

Expenses:
Management fees	698,393
Transfer agent/maintenance fees:
A-Class	109,776
B-Class	14,197
C-Class	39,449
P-Class**	104
Institutional Class	7,214
Distribution and service fees:
A-Class	271,346
B-Class	13,639
C-Class	238,568
P-Class**	12
Fund accounting/administration fees	132,693
Interest expense	78,716
Custodian fees	16,890
Line of credit fees	16,448
Trustees’ fees*	11,910
Tax expense	3
Miscellaneous	188,507
Total expenses	1,837,865
Less:
Expenses waived by Adviser	(171,425)
Net expenses	1,666,440
Net investment income	5,043,465

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(3,637,904)
Swap agreements	1,000,910
Foreign currency	13,021
Forward foreign currency exchange contracts	74,169
Options purchased	(496,590)
Options written	221,585
Net realized loss	(2,824,809)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	1,031,699
Investments in affiliated issuers	(1,620)
Swap agreements	(555,665)
Options purchased	42,971
Options written	(7,577)
Net change in unrealized appreciation (depreciation)	509,808
Net realized and unrealized loss	(2,315,001)
Net increase in net assets resulting from operations	$2,728,464

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
**	Since commencement of operations: May 1, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 39

INVESTMENT GRADE BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2015	Year Ended September 30, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment income	$5,043,465	$3,843,638
Net realized gain (loss) on investments	(2,824,809)	1,203,726
Net change in unrealized appreciation (depreciation) on investments	509,808	3,816,359
Net increase in net assets resulting from operations	2,728,464	8,863,723

Distributions to shareholders from:
Net investment income
A-Class	(4,661,405)	(3,901,798)
B-Class	(47,942)	(90,367)
C-Class	(851,092)	(663,466)
P-Class	(186)*	—
Institutional Class	(271,114)	(43,335)
Total distributions to shareholders	(5,831,739)	(4,698,966)

Capital share transactions:
Proceeds from sale of shares
A-Class	46,869,449	34,856,715
B-Class	52,221	113,376
C-Class	10,722,431	7,556,050
P-Class	47,999 *	—
Institutional Class	10,634,690	6,598,753
Distributions reinvested
A-Class	4,442,417	3,669,266
B-Class	47,722	90,089
C-Class	740,294	598,003
P-Class	186 *	—
Institutional Class	226,521	43,339
Cost of shares redeemed
A-Class	(33,418,832)	(25,960,887)
B-Class	(2,196,898)	(1,240,203)
C-Class	(7,495,634)	(6,049,767)
P-Class	(37,888)*	—
Institutional Class	(9,741,384)	(925,391)
Net increase from capital share transactions	20,893,294	19,349,343
Net increase in net assets	17,790,019	23,514,100

Net assets:
Beginning of year	128,259,904	104,745,804
End of year	$146,049,923	$128,259,904
Distributions in excess of net investment income at end of year	$(338,751)	$(620,132)

*	Since the commencement of operations: May 1, 2015.

40 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVESTMENT GRADE BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Year Ended September 30, 2015	Year Ended September 30, 2014
Capital share activity:
Shares sold
A-Class	2,543,649	1,908,779
B-Class	2,821	6,183
C-Class	584,251	414,295
P-Class	2,628 *	—
Institutional Class	577,777	357,987
Shares issued from reinvestment of distributions
A-Class	241,345	201,435
B-Class	2,590	4,978
C-Class	40,376	33,009
P-Class	10 *	—
Institutional Class	12,321	2,362
Shares redeemed
A-Class	(1,812,612)	(1,424,258)
B-Class	(120,112)	(68,669)
C-Class	(409,164)	(333,003)
P-Class	(2,078)*	—
Institutional Class	(527,752)	(50,139)
Net increase in shares	1,136,050	1,052,959

*	Since the commencement of operations: May 1, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 41

INVESTMENT GRADE BOND FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Period Ended September 30, 2012[a]	Year Ended December 31, 2011[b]	Year Ended December 31, 2010[b]
Per Share Data
Net asset value, beginning of period	$18.50	$17.81	$17.92	$17.41	$16.71	$16.20
Income (loss) from investment operations:
Net investment income (loss)[c]	.69	.65	.61	.27	.42	.40
Net gain (loss) on investments (realized and unrealized)	(.30)	.83	(.04)	.51	.74	.59
Total from investment operations	.39	1.48	.57	.78	1.16	.99
Less distributions from:
Net investment income	(.79)	(.79)	(.68)	(.27)	(.46)	(.48)
Total distributions	(.79)	(.79)	(.68)	(.27)	(.46)	(.48)
Net asset value, end of period	$18.10	$18.50	$17.81	$17.92	$17.41	$16.71

Total Return[d]	2.12%	8.47%	3.21%	4.51%	6.94%	6.11%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$115,019	$99,565	$83,642	$98,063	$108,999	$101,971
Ratios to average net assets:
Net investment income (loss)	3.72%	3.55%	3.40%	2.04%	2.43%	2.51%
Total expenses[e]	1.17%	1.19%	1.21%	1.15%	1.15%	1.21%
Net expenses[f,i]	1.07%	1.05%	1.04%	1.00%	1.00%	0.98%
Portfolio turnover rate	57%	61%	119%	52%	43%	39%

C-Class	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Period Ended September 30, 2012[a]	Year Ended December 31, 2011[b]	Year Ended December 31, 2010[b]
Per Share Data
Net asset value, beginning of period	$18.42	$17.73	$17.82	$17.31	$16.62	$16.12
Income (loss) from investment operations:
Net investment income (loss)[c]	.55	.51	.48	.17	.29	.28
Net gain (loss) on investments (realized and unrealized)	(.30)	.83	(.05)	.51	.73	.54
Total from investment operations	.25	1.34	.43	.68	1.02	.82
Less distributions from:
Net investment income	(.65)	(.65)	(.52)	(.17)	(.33)	(.32)
Total distributions	(.65)	(.65)	(.52)	(.17)	(.33)	(.32)
Net asset value, end of period	$18.02	$18.42	$17.73	$17.82	$17.31	$16.62

Total Return[d]	1.36%	7.69%	2.42%	3.95%	6.32%	5.05%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$24,111	$20,673	$17,876	$20,929	$22,035	$19,284
Ratios to average net assets:
Net investment income (loss)	3.00%	2.80%	2.65%	1.29%	1.68%	1.76%
Total expenses[e]	1.99%	1.99%	2.03%	1.92%	1.90%	1.96%
Net expenses[f,i]	1.82%	1.80%	1.79%	1.75%	1.75%	1.73%
Portfolio turnover rate	57%	61%	119%	52%	43%	39%

42 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVESTMENT GRADE BOND FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Period Ended September 30, 2015[g]
Per Share Data
Net asset value, beginning of period	$18.45
Income (loss) from investment operations:
Net investment income (loss)[c]	.25
Net gain (loss) on investments (realized and unrealized)	(.26)
Total from investment operations	(.01)
Less distributions from:
Net investment income	(.32)
Total distributions	(.32)
Net asset value, end of period	$18.12

Total Return[d]	(0.11%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10
Ratios to average net assets:
Net investment income (loss)	3.25%
Total expenses[e]	3.29%
Net expenses[f,i]	1.09%
Portfolio turnover rate	57%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 43

INVESTMENT GRADE BOND FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2015	Year Ended September 30, 2014	Period Ended September 30, 2013[h]
Per Share Data
Net asset value, beginning of period	$18.47	$17.80	$18.00
Income (loss) from investment operations:
Net investment income (loss)[c]	.74	.68	.46
Net gain (loss) on investments (realized and unrealized)	(.31)	.83	(.21)
Total from investment operations	.43	1.51	.25
Less distributions from:
Net investment income	(.83)	(.84)	(.45)
Total distributions	(.83)	(.84)	(.45)
Net asset value, end of period	$18.07	$18.47	$17.80

Total Return[d]	2.37%	8.64%	1.35%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,910	$5,909	$174
Ratios to average net assets:
Net investment income (loss)	4.01%	3.72%	3.85%
Total expenses[e]	0.94%	0.88%	1.17%
Net expenses[f,i]	0.82%	0.78%	0.82%
Portfolio turnover rate	57%	61%	119%

[a]	The Fund changed its fiscal year end from December 31 to September 30 in 2012.
[b]	Per share amounts for the periods presented through April 8, 2011 have been restated to reflect a 1:4 reverse share split effective April 8, 2011.
[c]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[d]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[e]	Does not include expenses of the underlying funds in which the Fund invests.
[f]	Net expense information reflects the expense ratios after expense waivers.
[g]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[h]	Since commencement of operations: January 29, 2013. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[i]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the operating expense ratios for the years would be:

	09/30/15	09/30/14	09/30/13
A-Class	1.00%	1.00%	1.02%
C-Class	1.75%	1.75%	1.77%
P-Class	1.00%	—	—
Institutional Class	0.75%	0.75%	0.77%

44 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2015

To Our Shareholders

Guggenheim Limited Duration Fund (the “Fund”) is managed by a team of seasoned professionals, including Anne B. Walsh, Senior Managing Director and Assistant Chief Investment Officer; James W. Michal, Managing Director and Portfolio Manager; and Steven H. Brown, Director and Portfolio Manager. In the following paragraphs, the investment team discusses the market environment and the Fund’s performance for the fiscal year ended September 30, 2015.

For the one-year period ended September 30, 2015, Guggenheim Limited Duration Fund returned 2.15%1, compared with the 1.20% return of its benchmark, the Barclays U.S. Aggregate Bond 1-3 Year Index.

The Fund seeks to provide a high level of income consistent with the preservation of capital. It invests at least 80% of its assets in a diversified portfolio of debt securities.

At the start of the period, market unease over the Fed winding down its purchases of U.S. Treasuries and mortgage-backed securities sparked risk aversion that drove market volatility. After a second-straight winter soft patch, and a dramatic drop in the price of oil, U.S. economic data began to strengthen in 2015, appearing to provide support for the Fed to proceed with raising interest rates sometime in 2015. The world kept a watchful eye on the Fed during the summer, as headlines moved from Greece to China, as China devalued the yuan in August, the first time in 20 years. As China’s move sent shockwaves through global financial markets, the Fed opted to keep rates zero-bound at its September meeting, citing concerns about potential downside risks to the U.S. outlook posed by recent global market volatility.

A key to Fund performance for the period was price appreciation stemming from the general tightening of credit spreads, except during the last few weeks of the period. Positive returns were driven largely by good credit selection in asset-backed securities (including collateralized loan obligations, or CLOs, and aircraft securitizations), mortgage-backed securities (including commercial mortgage-backed securities and non-agency residential mortgage-backed securities, or NARMBS), preferred securities, and bank loans. There were no significant detractors from performance for the period. Derivative use in the portfolio was nearly zero during the period and neutral to performance.

The chief attributes of the Fund over the period were holding a majority of the portfolio in structured credit, including commercial ABS and collateralized loan obligations (CLOs); and building up exposure to non-agency residential mortgage backed securities (NARMBS). The Fund believes the residential sector has been offering good relative value due to low interest rates, an improving residential real estate market, and strong economic fundamentals.

A majority of the Fund’s structured credit holdings feature floating rates, yields higher than traditional securitized assets like auto or credit-card receivables, and, often, investment-grade ratings. The Fund believes that commercial ABS and CLOs offer some downside protection, and amortizing structures to keep credit exposure lower over time. Many of the NARMBS were purchased at discounts and also typically have floating coupons that help keep duration short. Floating rate instruments accounted for more than half the portfolio at the end of the period.

Besides the increase in NARMBS, another notable position change over the period included a reduction in exposure to leveraged credit. The cut in leveraged credit by more than half over the course of the 12 months was partly in response to deteriorating fundamentals in the energy market and in anticipation of volatility associated with a market correction or rising interest rates. As the Fund became more defensive, overall portfolio liquidity increased and average credit quality improved across sectors.

Guggenheim believes an accommodative Fed supports a benign credit environment, and the U.S. economy is well positioned for continued growth. The Fed may not have the clarity it seeks to tighten U.S. monetary policy anytime soon, which means rates will remain low for an extended period. The Fund will continue to focus on allocating to structured credit that should shield investors from rate volatility without having to sacrifice yield.

Periods of economic expansion have coincided with tightening spreads and low defaults, and economic data for the period indicate the U.S. expansion remains on track. Still, the watchword across risk assets in the past few months has been caution, as credit spreads widened during heightened market volatility. The Fund takes advantage of such periods of widening to add to spread duration and to take on more risk in expectation of a rebound.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 45

MANAGERS’ COMMENTARY (Unaudited)(concluded)	September 30, 2015

The Fund invests excess cash into the Guggenheim Strategy Funds which, in turn, invest in a diversified portfolio of debt securities and financial instruments providing exposure to fixed income markets. The investment objective of the Guggenheim Strategy Funds is to seek a high level of income consistent with the preservation of capital. For the one-year period ended September 30, 2015, investment in the Guggenheim Strategy Funds has benefited Fund performance relative to investing in other short-term investments such as overnight repurchase agreements.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on A-Class shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

46 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2015

LIMITED DURATION FUND

OBJECTIVE: Seeks to provide a high level of income consistent with preservation of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Dates:
A-Class	December 16, 2013
C-Class	December 16, 2013
P-Class	May 1, 2015
Institutional Class	December 16, 2013

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund I	2.4%
Banc of America Funding Ltd.	1.8%
Triaxx Prime CDO Ltd.	1.8%
ARES XII CLO Ltd.	1.6%
Black Diamond CLO Ltd.	1.6%
Fortress Credit BSL II Ltd.	1.6%
GoldenTree Loan Opportunities VII Ltd.	1.6%
Golub Capital Partners CLO Ltd.	1.6%
Great Lakes CLO Ltd.	1.6%
LSTAR Securities Investment Trust	1.4%
Top Ten Total	17.0%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

Portfolio Composition by Quality Rating[1]
Rating
Fixed Income Instruments
AAA	13.9%
AA	13.4%
A	13.7%
BBB	11.8%
BB	7.0%
B	2.6%
CCC	2.1%
D	0.1%
NR2	22.9%
Other Instruments	12.5%
Total Investments	100.0%

The chart above reflects percentages of the value of total investments.

[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, which are all a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted Moody’s and Fitch ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR securities do not necessarily indicate low credit quality.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 47

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2015

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2015

	1 Year	Since Inception (12/16/13)
A-Class Shares	2.15%	2.18%
A-Class Shares with sales charge†	-0.13%	0.88%
C-Class Shares	1.37%	1.40%
C-Class Shares with CDSC‡	0.38%	1.40%
Institutional Class Shares	2.41%	2.46%
Barclays U.S. Aggregate Bond 1-3 Year Index	1.20%	1.01%
		Since Inception (05/01/15)
P-Class Shares		0.32%
Barclays U.S. Aggregate Bond 1-3 Year Index		0.39%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Barclays U.S. Aggregate Bond 1-3 Total Return Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class shares, P-Class shares and Institutional Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 2.25%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

48 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	September 30, 2015
LIMITED DURATION FUND

	Shares	Value

PREFERRED STOCKS†† - 0.2%

Industrial - 0.2%
Seaspan Corp. 6.38% due 04/30/19[1]	20,000	$495,200
Total Preferred Stocks
(Cost $503,824)		495,200

MUTUAL FUNDS† - 2.4%
Guggenheim Strategy Fund I2	292,165	7,269,053
Total Mutual Funds
(Cost $7,273,589)		7,269,053

SHORT TERM INVESTMENTS† - 3.8%
Dreyfus Treasury Prime Cash Management Institutional Shares 0.00%[12]	11,514,574	11,514,574
Total Short Term Investments
(Cost $11,514,574)		11,514,574

	Face Amount

ASSET-BACKED SECURITIES†† - 50.4%
Collateralized Loan Obligations - 41.5%
Fortress Credit BSL II Ltd.
2013-2A, 1.79% due 10/19/25[3,4,5]	$5,000,000	4,932,126
2013-2A, 2.54% due 10/19/25[4,5]	1,500,000	1,479,362
Golub Capital Partners CLO Ltd.
2015-25A, 2.29% due 08/05/27[4,5]	5,000,000	4,944,123
2014-10AR, 3.24% due 10/20/21[4,5]	700,000	697,801
2014-21A, 2.75% due 10/25/26[4,5]	500,000	489,378
2014-18A, 3.80% due 04/25/26[4,5]	250,000	244,157
MT Wilson Clo II Ltd.
2007-2A, 1.29% due 07/11/20[4,5]	4,500,000	4,371,087
2007-2A, 3.04% due 07/11/20[4,5]	1,000,000	967,462
Great Lakes CLO Ltd.
2015-1A, 2.22% due 07/15/26[4,5]	5,000,000	4,947,380
2014-1A, 3.99% due 04/15/25[4,5]	250,000	248,172
Ares XII CLO Ltd.
2007-12A, 2.33% due 11/25/20[4,5]	5,000,000	4,982,068
Black Diamond CLO Ltd.
2013-1A, 1.70% due 02/01/23[4,5]	5,000,000	4,952,117
GoldenTree Loan Opportunities VII Ltd.
2013-7A, 1.45% due 04/25/25[4,5]	5,000,000	4,900,349
CIFC Funding Ltd.
2015-2A, 2.23% due 12/05/24[3,4,5]	2,000,000	1,995,418
2007-1A, 1.81% due 05/10/21[4,5]	1,000,000	966,547
2013-3A, 3.29% due 01/29/25[4,5]	600,000	595,790
2006-1BA, 4.32% due 12/22/20[4,5]	500,000	496,827
Fifth Street SLF II Ltd.
2015-2A, 2.25% due 09/29/27[4,5]	3,000,000	2,979,900
Rampart CLO Ltd.
2007-1A, 2.17% due 10/25/21[4,5]	3,000,000	2,970,445
Cavalry CLO II
2013-2A, 1.64% due 01/17/24[4,5]	3,000,000	2,957,429
KKR CLO 12 Ltd.
2015-12, 2.58% due 07/15/27[4,5]	2,500,000	2,485,432
Portola CLO Ltd.
2007-1A, 3.82% due 11/15/21[4,5]	2,000,000	2,005,912
Venture CLO Ltd.
2015-11A, 2.26% due 11/14/22[3,4,5]	2,000,000	1,995,538
Dryden XXIV Senior Loan Fund
2015-24RA, 3.02% due 11/15/23[3,4,5]	2,000,000	1,994,877
Fortress Credit Funding V, LP
2015-5A, 2.92% due 08/15/22[4,5]	2,000,000	1,991,604
Garrison Funding Ltd.
2015-1A, 2.78% due 05/25/27[4,5]	2,000,000	1,985,186
KKR CLO Trust
2012-1A, 2.49% due 12/15/24[4,5]	2,000,000	1,980,533
FS Senior Funding 2015-1 Ltd.
2015-1A, 3.03% due 05/28/25[4,5]	2,000,000	1,972,800
Fortress Credit Opportunities V CLO Ltd.
2014-5A, 2.93% due 10/15/26[4,5]	1,000,000	988,216
2014-5A, 3.83% due 10/15/26[4,5]	1,000,000	980,349
Steele Creek CLO Ltd.
2014-1A, 2.58% due 08/21/26[4,5]	2,000,000	1,966,013
Airlie CLO Ltd.
2006-2A, 1.74% due 12/20/20[4,5]	2,000,000	1,868,228
OFSI Fund V Ltd.
2013-5A, 3.49% due 04/17/25[4,5]	1,500,000	1,478,035
Flagship CLO VI
2007-1A, 2.73% due 06/10/21[4,5]	1,500,000	1,473,565
Dryden 37 Senior Loan Fund
2015-37A, due 04/15/27[5,6]	1,500,000	1,400,011
Venture VII CDO Ltd.
2006-7A, 0.52% due 01/20/22[4,5]	1,332,766	1,307,327
Cerberus Onshore II CLO LLC
2014-1A, 2.32% due 10/15/23[4,5]	850,537	850,179
2014-1A, 2.99% due 10/15/23[4,5]	250,000	249,743
Symphony CLO IX, LP
2012-9A, 4.54% due 04/16/22[4,5]	600,000	596,507
2012-9A, 3.54% due 04/16/22[4,5]	500,000	499,611
Kingsland V Ltd.
2007-5A, 1.09% due 07/14/21[4,5]	1,070,000	1,022,000
Symphony CLO Ltd.
2015-10AR, 3.14% due 07/23/23[4,5]	1,000,000	1,004,747
Voya CLO Ltd.
2015-3AR, 3.24% due 10/15/22[4,5]	1,000,000	1,004,071
Benefit Street Partners CLO Ltd.
2015-IA, 3.23% due 10/15/25[4,5]	1,000,000	1,002,300
Ares XXIII CLO Ltd.
2014-1AR, 3.49% due 04/19/23[4,5]	1,000,000	1,000,053
Highbridge Loan Management Ltd.
2014-1A, 2.57% due 09/20/22[4,5]	1,000,000	999,943
Madison Park Funding VIII Ltd.
2014-8A, 3.10% due 04/22/22[4,5]	500,000	500,012
2014-8A, 2.50% due 04/22/22[4,5]	500,000	498,542

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 49

SCHEDULE OF INVESTMENTS (continued)	September 30, 2015
LIMITED DURATION FUND

	Face Amount	Value

ACAS CLO Ltd.
2014-1AR, 2.64% due 09/20/23[4,5]	$1,000,000	$998,210
Marea CLO Ltd.
2015-1A, 2.09% due 10/15/23[4,5]	1,000,000	997,661
Oxford Finance Funding Trust
2014-1A, 3.48% due 12/15/22[5]	1,000,000	997,300
Northwoods Capital XIV Ltd.
2014-14A, 2.77% due 11/12/25[3,4,5]	1,000,000	997,066
Marea CLO 2012-1 Ltd.
2015-1A, 3.04% due 10/15/23[4,5]	1,000,000	996,383
Vibrant CLO Limited 2012-1
2015-1A, 2.38% due 07/17/24[4,5]	1,000,000	995,302
Adirondack Park CLO Ltd.
2013-1A, 3.29% due 04/15/24[4,5]	1,000,000	994,687
Golub Capital Partners Clo 24M Ltd.
2015-24A, 4.02% due 02/05/27[4,5]	1,000,000	994,397
Oaktree EIF II Series Ltd.
2014-A2, 2.57% due 11/15/25[3,4,5]	1,000,000	991,762
Golub Capital Partners Clo 23M Ltd.
2015-23A, 2.14% due 05/05/27[4,5]	1,000,000	990,750
Fortress Credit Opportunities VI CLO Ltd.
2015-6A, 2.97% due 10/10/26[4,5]	1,000,000	989,551
Fortress Credit Investments IV Ltd.
2015-4A, 2.22% due 07/17/23[4,5]	1,000,000	986,016
Fortress Credit Opportunities III CLO, LP
2014-3A, 2.82% due 04/28/26[4,5]	1,000,000	984,931
Battalion CLO Ltd.
2007-1A, 2.44% due 07/14/22[4,5]	1,000,000	981,387
San Gabriel CLO Ltd.
2007-1A, 2.58% due 09/10/21[4,5]	1,000,000	980,746
Black Diamond CLO Delaware Corp.
2005-2A, 2.12% due 01/07/18[4,5]	1,000,000	978,482
Duane Street CLO IV Ltd.
2007-4A, 2.56% due 11/14/21[4,5]	1,000,000	969,915
Westbrook CLO Ltd.
2006-1A, 2.05% due 12/20/20[4,5]	1,000,000	966,312
Madison Park Funding V Ltd.
2007-5A, 1.78% due 02/26/21[4,5]	1,000,000	952,274
Treman Park CLO Ltd.
2015-1A, due 04/20/27[5,6]	1,000,000	952,100
OHA Credit Partners IX Ltd.
2013-9A, due 10/20/25[5,6]	1,000,000	930,071
Rockwall CDO Ltd.
2007-1A, 0.85% due 08/01/24[4,5]	1,000,000	915,378
KVK CLO Ltd.
2014-2A, 3.29% due 07/15/26[4,5]	500,000	478,386
2013-1A, due 04/14/25[5,6]	750,000	429,781
Venture VI CDO Ltd.
2006-1A, 1.78% due 08/03/20[4,5]	850,000	820,805
Race Point V CLO Ltd.
2014-5A, 4.09% due 12/15/22[4,5]	750,000	748,517
Gramercy Park CLO Ltd.
2014-1A, 3.22% due 07/17/23[4,5]	700,000	700,011
Connecticut Valley Structured Credit CDO III Ltd.
2006-3A, 6.67% due 03/23/23[5]	441,767	440,579
2006-3A, 0.98% due 03/23/23[4,5]	241,806	238,842
Babson CLO Ltd.
2012-2A, due 05/15/23[5,6]	750,000	559,059
LCM X, LP
2014-10AR, 3.14% due 04/15/22[4,5]	500,000	500,959
Gale Force 4 CLO Ltd.
2007-4A, 3.83% due 08/20/21[4,5]	500,000	500,153
Cent CLO 16, LP
2014-16AR, 3.50% due 08/01/24[4,5]	500,000	500,060
OZLM Funding Ltd.
2012-2A, 3.55% due 10/30/23[4,5]	500,000	499,964
Babson Mid-Market CLO Incorporated 2007-II
2007-2A, 1.99% due 04/15/21[4,5]	500,000	499,889
Cerberus Onshore II CLO-2 LLC
2014-1A, 2.98% due 10/15/23[4,5]	500,000	499,430
Cent CLO, LP
2014-16AR, 2.55% due 08/01/24[4,5]	500,000	499,347
BlueMountain CLO 2012-2 Ltd.
2012-2A, 3.08% due 11/20/24[4,5]	500,000	498,813
COA Summit CLO Limited
2014-1A, 4.14% due 04/20/23[4,5]	500,000	497,017
Anchorage Capital CLO 4 Ltd.
2014-4A, 2.45% due 07/28/26[4,5]	500,000	496,039
Gallatin CLO VII Ltd.
2014-1A, 3.19% due 07/15/23[4,5]	500,000	495,556
ALM VII R-2 Ltd.
2013-7R2A, 2.89% due 04/24/24[4,5]	500,000	494,696
Katonah Ltd.
2007-10A, 2.33% due 04/17/20[4,5]	500,000	494,639
Shackleton II CLO Ltd.
2012-2A, 4.34% due 10/20/23[4,5]	500,000	491,321
Halcyon Loan Advisors Funding Ltd.
2012-1A, 3.32% due 08/15/23[4,5]	500,000	490,225
ColumbusNova CLO Ltd.
2007-1A, 1.67% due 05/16/19[4,5]	500,000	488,388
Madison Park Funding III Ltd.
2006-3A, 1.72% due 10/25/20[4,5]	500,000	484,907
Katonah IX CLO Ltd.
2006-9A, 1.70% due 01/25/19[4,5]	500,000	484,644
Figueroa CLO 2013-1 Ltd.
2013-1A, 3.08% due 03/21/24[4,5]	500,000	484,318
WhiteHorse IV Ltd.
2007-4A, 1.74% due 01/17/20[4,5]	500,000	483,774
Telos CLO 2013-4 Ltd.
2013-4A, 3.04% due 07/17/24[4,5]	500,000	480,354
NewStar Arlington Senior Loan Program LLC
2014-1A, 3.60% due 07/25/25[4,5]	250,000	241,889
2014-1A, 4.55% due 07/25/25[4,5]	250,000	235,306
Shasta CLO Ltd.
2007-1A, 1.69% due 04/20/21[4,5]	500,000	474,808

50 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2015
LIMITED DURATION FUND

	Face Amount	Value

ALM XIV Ltd.
2014-14A, 3.74% due 07/28/26[4,5]	$500,000	$471,783
CIFC Funding 2012-III Ltd.
2013-3A, 4.54% due 01/29/25[4,5]	400,000	399,981
Keuka Park CLO Ltd.
2013-1A, due 10/21/24[5,6]	500,000	350,518
Kingsland IV Ltd.
2007-4A, 1.74% due 04/16/21[4,5]	250,000	234,868
Golub Capital Partners CLO 18 Ltd.
2014-18A, 4.30% due 04/25/26[4,5]	250,000	232,195
Neuberger Berman CLO Ltd.
2012-12A, due 07/25/23[5,6]	350,000	212,706
Copper River CLO Ltd.
2007-1A, due 01/20/21[4,5,6]	500,000	94,051
Total Collateralized Loan Obligations		127,488,531

Collateralized Debt Obligations - 5.2%
Triaxx Prime CDO Ltd.
2006-2A, 0.45% due 10/02/39[4,5]	5,741,038	5,397,150
PFP Ltd.
2015-2, 2.21% due 07/14/34[4,5]	3,000,000	2,988,891
SRERS Funding Ltd.
2011-RS, 0.44% due 05/09/46[4,5]	2,538,339	2,435,978
Resource Capital Corporation Ltd.
2015-CRE4, 1.60% due 08/15/32[4,5]	2,000,000	1,990,000
Resource Capital Corporation
2015-CRE3, 3.35% due 03/15/32[4,5]	1,000,000	999,998
Wrightwood Capital Real Estate CDO Ltd.
2005-1A, 0.76% due 11/21/40[4,5]	700,000	663,598
Highland Park CDO I Ltd.
2006-1A, 0.66% due 11/25/51[4,5]	602,015	579,028
Helios Series I Multi Asset CBO Ltd.
2001-1A, 1.29% due 12/13/36[4,5]	461,064	442,459
Gramercy Real Estate CDO Ltd.
2007-1A, 0.60% due 08/15/56[4,5]	456,011	420,332
Total Collateralized Debt Obligations		15,917,434

Transport-Aircraft - 2.9%
AIM Aviation Finance Ltd.
2015-1A, 4.21% due 02/15/40[5]	1,916,667	1,916,816
Diamond Head Aviation Ltd.
2015-1, 3.81% due 07/14/28[5]	1,907,289	1,897,371
AASET
2014-1, 5.12% due 12/15/29[4]	1,177,885	1,160,216
2014-1, 7.37% due 12/15/29[4]	471,154	471,154
ECAF I Ltd.
2015-1A, 5.80% due 06/15/40[5]	1,000,000	1,016,875
Atlas Ltd.
2014-1, 4.87% due 12/15/39†††	963,500	971,372
Castlelake Aircraft Securitization Trust
2014-1, 7.50% due 02/15/29[5]	372,255	369,091
2014-1, 5.25% due 02/15/29[5]	372,255	368,607
Rise Ltd.
4.74% due 02/12/39	450,521	453,900
AABS Ltd.
4.87% due 01/15/38	416,667	419,250
Total Transport-Aircraft		9,044,652

Financial - 0.3%
H2 Asset Funding Ltd.
2.11% due 03/19/37	1,000,000	992,562

Communications - 0.3%
Miramax LLC
2014-1A, 3.34% due 07/20/26[5]	826,800	830,273

Insurance - 0.2%
Chesterfield Financial Holdings LLC
2014-1A, 4.50% due 12/15/34[5]	705,750	705,679
Total Asset-Backed Securities
(Cost $155,483,691)		154,979,131

COLLATERALIZED MORTGAGE OBLIGATIONS†† - 29.7%
Residential Mortgage-Backed Securities - 22.6%
LSTAR Securities Investment Trust
2015-1, 2.19% due 01/01/20[4,5]	4,445,829	4,383,143
2014-1, 3.29% due 09/01/21[4,5]	3,790,833	3,790,833
2015-2, 2.19% due 01/01/20[4,5]	3,856,911	3,783,630
2015-4, 2.19% due 04/01/20[4,5]	3,359,302	3,291,444
2015-3, 2.20% due 03/01/20[4,5]	2,912,311	2,857,851
2015-6, 2.19% due 05/01/20[4,5]	2,830,154	2,779,494
2015-5, 2.19% due 04/01/20[4,5]	2,145,923	2,102,146
Banc of America Funding Ltd.
2013-R1, 0.41% due 11/03/41[4,5]	6,059,974	5,637,593
Nationstar HECM Loan Trust
2015-1A, 3.84% due 05/25/18[5]	2,742,370	2,761,237
2014-1A, 4.50% due 11/25/17[5]	1,431,057	1,446,699
Oak Hill Advisors Residential Loan Trust
2015-NPL2, 3.72% due 07/25/55[5]	2,864,743	2,852,859
2015-NPL1, 3.47% due 01/25/55[5]	938,383	937,390
NRPL Trust
2014-2A, 3.75% due 10/25/57[4,5]	1,900,316	1,886,064
2015-1A, 3.88% due 11/01/54[5]	1,826,553	1,829,182
GCAT LLC
2014-2, 3.72% due 10/25/19[5,7]	1,830,799	1,840,989
2015-1, 3.63% due 05/26/20[5]	1,739,316	1,738,208
VOLT XXXIII LLC
2015-NPL5, 3.50% due 03/25/55[5]	3,434,727	3,421,540
VOLT XXVII LLC
2014-NPL7, 3.38% due 08/27/57[5]	2,436,204	2,433,824
Nomura Resecuritization Trust
2015-4R, 0.56% due 03/26/36[4,5]	2,068,038	1,834,763
2012-1R, 0.64% due 08/27/47[4,5]	350,788	330,723
Vericrest Opportunity Loan Trust
2015-NPL3, 3.38% due 10/25/58[5]	2,082,793	2,076,568
AJAX Mortgage Loan Trust
2015-A, 3.88% due 11/25/54[5]	1,936,329	1,925,872

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 51

SCHEDULE OF INVESTMENTS (continued)	September 30, 2015
LIMITED DURATION FUND

	Face Amount	Value

VOLT XXXIV LLC
2015-NPL7, 3.25% due 02/25/55[5]	$1,908,148	$1,892,181
BCAP LLC Trust
2014-RR3, 0.31% due 10/26/36[4,5]	2,006,339	1,887,363
Structured Asset Investment Loan Trust
2005-2, 0.93% due 03/25/35[4]	1,000,000	933,903
2005-1, 0.91% due 02/25/35[4,5]	550,000	516,312
CSMC Series
2014-6R, 0.37% due 09/27/36[4,5]	818,944	777,844
2014-2R, 0.40% due 02/27/46[4,5]	480,352	444,854
CIT Mortgage Loan Trust
2007-1, 1.64% due 10/25/37[4,5]	1,252,156	1,191,070
Encore Credit Receivables Trust
2005-4, 0.63% due 01/25/36[4]	1,077,390	996,255
UCFC Manufactured Housing Contract
1997-2, 7.38% due 10/15/28	715,706	774,386
First Frankin Mortgage Loan Trust
2006-FF4, 0.38% due 03/25/36[4]	814,711	755,760
GreenPoint Mortgage Funding Trust
2005-HE4, 0.90% due 07/25/30[4]	749,373	724,359
Structured Asset Securities Corporation Mortgage Loan Trust
2007-BC1, 0.32% due 02/25/37[4]	600,000	526,000
HarborView Mortgage Loan Trust
2006-12, 0.41% due 01/19/38[4]	507,427	428,104
GSAMP Trust
2005-HE6, 0.63% due 11/25/35[4]	450,000	419,105
Residential Asset Securitization Trust
2006-A12, 6.25% due 11/25/36	560,697	411,660
Accredited Mortgage Loan Trust
2007-1, 0.32% due 02/25/37[4]	375,554	357,524
Soundview Home Loan Trust
2003-1, 2.44% due 08/25/31[4]	232,984	231,351
Morgan Stanley Re-REMIC Trust
2010-R5, 0.54% due 06/26/36[4,5]	234,162	177,170
GreenPoint Mortgage Funding Trust Series
2007-AR1, 0.27% due 02/25/47[4]	165,173	159,093
Total Residential Mortgage-Backed Securities		69,546,346

Commercial Mortgage-Backed Securities - 7.1%
CSMC Series
2014-ICE, 1.01% due 04/15/27[4,5]	3,500,000	3,486,749
2014-ICE, 2.36% due 04/15/27[4,5]	1,500,000	1,486,883
2014-ICE, 1.80% due 04/15/27[4,5]	1,000,000	995,161
Hilton USA Trust
2013-HLT, 4.60% due 11/05/30[4,5]	1,500,000	1,514,532
2013-HLT, 4.41% due 11/05/30[5]	1,300,000	1,307,133
2013-HLF, 2.95% due 11/05/30[4,5]	985,465	984,384
GAHR Commercial Mortgage Trust
2015-NRF, 1.51% due 12/15/16[4,5]	2,000,000	1,997,624
Resource Capital Corporation Ltd.
2014-CRE2, 2.71% due 04/15/32[4,5]	2,000,000	1,991,786
Motel 6 Trust
2015-MTL6, 4.53% due 02/05/30[5]	1,000,000	991,677
2015-MTL6, 5.27% due 02/05/30[5]	1,000,000	982,895
COMM Mortgage Trust
2014-KYO, 2.55% due 06/11/27[4,5]	1,500,000	1,488,360
Hyatt Hotel Portfolio Trust
2015-HYT, 3.26% due 11/15/29[4,5]	1,000,000	1,003,184
JP Morgan Chase Commercial Mortgage Securities Trust
2014-FL5, 2.31% due 07/15/31[4,5]	1,000,000	994,991
Morgan Stanley Capital I Trust
2015-XLF1, 2.41% due 08/14/31[4,5]	1,000,000	994,367
CDGJ Commercial Mortgage Trust
2014-BXCH, 2.71% due 12/15/27[4,5]	1,000,000	993,849
LSTAR Commercial Mortgage Trust
2011-1, 5.48% due 06/25/43[4,5]	611,391	609,629
Total Commercial Mortgage-Backed Securities		21,823,204
Total Collateralized Mortgage Obligations
(Cost $91,671,248)		91,369,550

CORPORATE BONDS†† - 6.1%
Financial - 4.1%
Citigroup, Inc.
5.95%[4,8]	995,000	966,006
5.80%[4,8]	755,000	743,109
5.87%[4,8]	495,000	486,338
6.30%[4,8]	30,000	28,865
JPMorgan Chase & Co.
5.00%[4,8]	1,280,000	1,244,800
5.30%[3,4,8]	750,000	736,875
Bank of America Corp.
5.12%[4,8]	1,900,000	1,854,874
SunTrust Banks, Inc.
5.63%[4,8]	1,500,000	1,500,000
Morgan Stanley
5.55%[4,8]	1,500,000	1,477,500
Capital One Financial Corp.
5.55% due 12/31/49[3,4,8]	1,000,000	987,500
Goldman Sachs Group, Inc.
5.38%[3,4,8]	1,000,000	976,875
HSBC Holdings plc
5.63%[3,4,8]	750,000	721,875
CCR Incorporated MT100 Payment Rights Master Trust
0.64% due 07/10/17[4]	652,526	642,151
Corporation Financiera de Desarrollo S.A.
5.25% due 07/15/29[4,5]	350,000	343,875
Total Financial		12,710,643

Industrial - 0.6%
Quality Distribution LLC / QD Capital Corp.
9.88% due 11/01/18[1]	708,000	729,594

52 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2015
LIMITED DURATION FUND

	Face Amount	Value

CNH Industrial Capital LLC
3.88% due 07/16/18	$600,000	$588,000
Dynagas LNG Partners Limited Partnership/Dynagas Finance, Inc.
6.25% due 10/30/19[1,9]	600,000	498,000
Total Industrial		1,815,594

Consumer, Non-cyclical - 0.4%
Bumble Bee Holdings, Inc.
9.00% due 12/15/17[1,5]	1,316,000	1,342,320

Diversified - 0.4%
HRG Group, Inc.
7.88% due 07/15/19[3]	1,050,000	1,089,375

Utilities - 0.3%
AES Corp.
3.32% due 06/01/19[4]	1,000,000	950,000

Basic Materials - 0.2%
Yamana Gold, Inc.
4.95% due 07/15/24[1]	750,000	670,155

Consumer, Cyclical - 0.1%
AmeriGas Finance LLC/ AmeriGas Finance Corp.
6.75% due 05/20/20	250,000	253,125

Energy - 0.0%
Schahin II Finance Company SPV Ltd.
5.88% due 09/25/22[11]	390,900	82,089
Total Corporate Bonds
(Cost $19,707,176)		18,913,301

SENIOR FLOATING RATE INTERESTS††,4 - 2.7%
Technology - 0.6%
First Data Corp.
3.70% due 03/23/18	800,000	792,753
4.20% due 03/24/21	150,000	149,625
Avaya, Inc.
6.25% due 05/29/20	495,571	387,165
Deltek, Inc.
5.00% due 06/25/22	296,208	295,962
Sabre, Inc.
4.00% due 02/19/19	196,465	195,531
Total Technology		1,821,036

Consumer, Cyclical - 0.6%
BJ’s Wholesale Club, Inc.
4.50% due 09/26/19	494,642	489,201
Hoyts Group Holdings LLC
4.00% due 05/29/20	347,335	344,730
Smart & Final Stores LLC
4.00% due 11/15/19	270,796	269,780
NPC International, Inc.
4.00% due 12/28/18	249,354	246,030
Fitness International LLC
5.50% due 07/01/20	246,875	235,457
Arby’s
4.76% due 11/16/20	193,265	193,345
Total Consumer, Cyclical		1,778,543

Industrial - 0.5%
Travelport Holdings LLC
5.75% due 09/02/21	1,091,750	1,085,614
Dematic S.A.
4.25% due 12/27/19	245,625	244,704
Doncasters Group Ltd.
4.50% due 04/09/20	240,490	239,288
Total Industrial		1,569,606

Consumer, Non-cyclical - 0.5%
Albertson’s (Safeway) Holdings LLC
5.50% due 08/25/21	694,874	694,443
Diamond Foods, Inc.
4.25% due 08/20/18	493,117	491,115
American Tire Distributors, Inc.
5.25% due 09/01/21	297,004	296,879
Total Consumer, Non-cyclical		1,482,437

Communications - 0.3%
Asurion Corp.
4.25% due 07/08/20	347,335	324,883
5.00% due 08/04/22	99,750	94,092
5.00% due 05/24/19	96,694	92,077
Univision Communications, Inc.
4.00% due 03/01/20	496,040	492,399
Total Communications		1,003,451

Basic Materials - 0.1%
Chromaflo Technologies
4.50% due 12/02/19	396,812	381,931

Financial - 0.1%
USI Holdings Corp.
4.25% due 12/27/19	370,277	365,956
Total Senior Floating Rate Interests
(Cost $8,544,740)		8,402,960

FOREIGN GOVERNMENT BONDS†† - 0.3%
Kenya Government International Bond
6.87% due 06/24/24[5]	850,000	770,100
Total Foreign Government Bonds
(Cost $859,594)		770,100

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 53

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2015
LIMITED DURATION FUND

	Face Amount	Value

REPURCHASE AGREEMENTS††,10 - 4.6%
Jefferies & Company, Inc.
issued 09/25/15 at 2.69% due 11/03/15	$2,913,000	$2,913,000
issued 09/23/15 at 2.70% due 10/28/15	2,860,000	2,860,000
issued 09/23/15 at 3.20% due 10/28/15	2,622,000	2,622,000
issued 09/08/15 at 2.70% due 10/15/15	1,729,000	1,729,000
issued 09/15/15 at 3.21% due 10/13/15	1,387,000	1,387,000
issued 09/18/15 at 3.21% due 10/22/15	911,000	911,000
issued 09/15/15 at 2.71% due 10/13/15	785,000	785,000
issued 08/26/15 at 2.70% due 10/01/15	439,000	439,000
issued 09/29/15 at 3.19% due 11/02/15	321,000	321,000
issued 09/03/15 at 3.20% due 10/07/15	206,000	206,000
Total Repurchase Agreements
(Cost $14,173,000)		14,173,000

	Contracts

OPTIONS PURCHASED† - 0.1%
Call options on:
iShares 7-10 Year Treasury Bond ETF Expiring December 2015 with strike price of $106.00	1,056	205,920
Total Options Purchased
(Cost $127,776)		205,920

Total Investments - 100.3%
(Cost $309,859,212)		$308,092,789

OPTIONS WRITTEN† - 0.0%
Call options on:
iShares 7-10 Year Treasury Bond ETF Expiring December 2015 with strike price of $111.00	1,056	(42,240)
Total Options Written
(Premiums received $28,511)		(42,240)
Other Assets & Liabilities, net - (0.3)%		(1,041,763)
Total Net Assets - 100.0%		$307,008,786

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	All or a portion of this security is pledged as collateral for open call options written contracts at September 30, 2015.
[2]	Affiliated issuer — See Note 10.
[3]	Security or a portion thereof is held as collateral for reverse repurchase agreements — See Note 7.
[4]	Variable rate security. Rate indicated is rate effective at September 30, 2015.
[5]

Security is a 144A or Section 4(a)(2) security. The total market value of 144A or Section 4(a)(2) securities is $238,310,773 (cost $239,242,238), or 77.6% of total net assets. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

[6]	Residual interest.
[7]	Security is a step up/step down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity.
[8]	Perpetual maturity.
[9]	Illiquid security.
[10]	Repurchase Agreement — See Note 6.
[11]

Security is a 144A or Section 4(a)(2) security. These securities are considered illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $82,089 (cost $374,795), or 0.0% of total net assets — See Note 13.

[12]	Rate indicated is the 7 day yield as of September 30, 2015.
plc — Public Limited Company

See Sector Classification in Other Information section.

54 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LIMITED DURATION FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2015

Assets:
Investments in unaffiliated issuers, at value (cost $288,412,623)	$286,650,736
Investments in affiliated issuers, at value (cost $7,273,589)	7,269,053
Repurchase agreements, at value (cost $14,173,000)	14,173,000
Total investments (cost $309,859,212)	308,092,789
Prepaid expenses	39,789
Cash	3,004,075
Receivables:
Fund shares sold	14,690,161
Interest	1,011,372
Dividends	4,422
Total assets	326,842,608

Liabilities:
Reverse repurchase agreements	11,274,167
Options written, at value (premiums received $28,511)	42,240
Payable for:
Securities purchased	7,925,528
Fund shares redeemed	375,678
Management fees	72,813
Distributions to shareholders	64,401
Distribution and service fees	31,567
Fund accounting/administration fees	21,686
Transfer agent/maintenance fees	1,490
Trustees’ fees*	301
Miscellaneous	23,951
Total liabilities	19,833,822
Net assets	$307,008,786

Net assets consist of:
Paid in capital	$309,619,704
Distributions in excess of net investment income	(503,382)
Accumulated net realized loss on investments	(327,384)
Net unrealized depreciation on investments	(1,780,152)
Net assets	$307,008,786

A-Class:
Net assets	$117,627,901
Capital shares outstanding	4,771,849
Net asset value per share	$24.65
Maximum offering price per share (Net asset value divided by 95.25%)	$25.22

C-Class:
Net assets	$10,322,787
Capital shares outstanding	419,040
Net asset value per share	$24.63

P-Class:
Net assets	$2,736,052
Capital shares outstanding	110,985
Net asset value per share	$24.65

Institutional Class:
Net assets	$176,322,046
Capital shares outstanding	7,154,982
Net asset value per share	$24.64

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 55

LIMITED DURATION FUND

STATEMENT OF OPERATIONS
Year Ended September 30, 2015

Investment Income:
Interest	$6,111,374
Dividends from securities of unaffiliated issuers	45,837
Dividends from securities of affiliated issuers	23,589
Total investment income	6,180,800

Expenses:
Management fees	748,305
Transfer agent/maintenance fees
A-Class	20,624
C-Class	2,723
P-Class**	121
Institutional Class	6,937
Distribution and service fees:
A-Class	148,644
C-Class	39,991
P-Class**	1,354
Fund accounting/administration fees	157,973
Interest expense	109,672
Trustees’ fees*	10,291
Line of credit fees	9,850
Custodian fees	9,056
Tax expense	2
Miscellaneous	138,943
Total expenses	1,404,486
Less:
Expenses waived by Adviser	(180,387)
Net expenses	1,224,099
Net investment income	4,956,701

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(272,435)
Net realized loss	(272,435)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(1,587,731)
Investments in affiliated issuers	(4,536)
Options purchased	78,144
Options written	(13,729)
Net change in unrealized appreciation (depreciation)	(1,527,852)
Net realized and unrealized loss	(1,800,287)
Net increase in net assets resulting from operations	$3,156,414

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
**	Since commencement of operations: May 1, 2015.

56 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LIMITED DURATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2015	Period Ended September 30, 2014[a]
Increase (Decrease) in Net Assets from Operations:
Net investment income	$4,956,701	$1,097,055
Net realized gain (loss) on investments	(272,435)	112,474
Net change in unrealized appreciation (depreciation) on investments	(1,527,852)	(260,661)
Net increase in net assets resulting from operations	3,156,414	948,868

Distributions to shareholders from:
Net investment income
A-Class	(1,877,597)	(89,880)
C-Class	(92,400)	(5,453)
P-Class	(14,688)*	—
Institutional Class	(3,607,196)	(993,125)
Net realized gains
A-Class	(10,524)	—
C-Class	(358)	—
P-Class	— *	—
Institutional Class	(24,979)	—
Total distributions to shareholders	(5,627,742)	(1,088,458)

Capital share transactions:
Proceeds from sale of shares
A-Class	123,676,382	25,872,935
C-Class	10,713,529	1,176,069
P-Class	2,751,295 *	—
Institutional Class	144,227,876	85,617,617
Distributions reinvested
A-Class	1,735,098	71,252
C-Class	77,547	4,971
P-Class	14,688 *	—
Institutional Class	3,470,791	802,150
Cost of shares redeemed
A-Class	(23,872,067)	(8,887,662)
C-Class	(1,041,909)	(537,027)
P-Class	(14,275)*	—
Institutional Class	(39,087,053)	(17,152,503)
Net increase from capital share transactions	222,651,902	86,967,802
Net increase in net assets	220,180,574	86,828,212

Net assets:
Beginning of year	86,828,212	—
End of year	$307,008,786	$86,828,212
(Distributions in excess of net investment income)/Undistributed net investment income at end of period	$(503,382)	$121,071

[a]	Since commencement of operations: December 16, 2013.
*	Since commencement of operations: May 1, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 57

LIMITED DURATION FUND

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Year Ended September 30, 2015		Period Ended September 30, 2014[a]
Capital share activity:
Shares sold
A-Class	4,981,438		1,034,665
C-Class	432,133		47,044
P-Class	110,968	*	—
Institutional Class	5,820,359		3,423,937
Shares issued from reinvestment of distributions
A-Class	69,980		2,851
C-Class	3,131		200
P-Class	594	*	—
Institutional Class	139,945		32,093
Shares redeemed
A-Class	(961,747)		(355,338)
C-Class	(42,003)		(21,465)
P-Class	(577	)*	—
Institutional Class	(1,575,206)		(686,146)
Net increase in shares	8,979,015		3,477,841

[a]	Since commencement of operations: December 16, 2013.
*	Since commencement of operations: May 1, 2015.

58 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LIMITED DURATION FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2015	Period Ended September 30, 2014[a]
Per Share Data
Net asset value, beginning of period	$24.97	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.69	.52
Net gain (loss) on investments (realized and unrealized)	(.16)	(.08)
Total from investment operations	.53	.44
Less distributions from:
Net investment income	(.84)	(.47)
Net realized gains	(.01)	—
Total distributions	(.85)	(.47)
Net asset value, end of period	$24.65	$24.97

Total Return[c]	2.15%	1.75%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$117,628	$17,035
Ratios to average net assets:
Net investment income (loss)	2.79%	2.67%
Total expenses[e]	0.99%	1.14%
Net expenses[f,g]	0.87%	0.83%
Portfolio turnover rate	26%	40%

C-Class	Year Ended September 30, 2015	Period Ended September 30, 2014[a]
Per Share Data
Net asset value, beginning of period	$24.96	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.49	.38
Net gain (loss) on investments (realized and unrealized)	(.16)	(.09)
Total from investment operations	.33	.29
Less distributions from:
Net investment income	(.65)	(.33)
Net realized gains	(.01)	—
Total distributions	(.66)	(.33)
Net asset value, end of period	$24.63	$24.96

Total Return[c]	1.37%	1.13%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,323	$643
Ratios to average net assets:
Net investment income (loss)	1.96%	1.93%
Total expenses[e]	1.76%	2.14%
Net expenses[f,g]	1.62%	1.56%
Portfolio turnover rate	26%	40%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 59

LIMITED DURATION FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Period Ended September 30, 2015[d]
Per Share Data
Net asset value, beginning of period	$24.86
Income (loss) from investment operations:
Net investment income (loss)[b]	.25
Net gain (loss) on investments (realized and unrealized)	(.17)
Total from investment operations	.08
Less distributions from:
Net investment income	(.29)
Total distributions	(.29)
Net asset value, end of period	$24.65

Total Return[c]	0.32%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,736
Ratios to average net assets:
Net investment income (loss)	2.39%
Total expenses[e]	0.94%
Net expenses[f,g]	0.88%
Portfolio turnover rate	26%

60 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LIMITED DURATION FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2015	Period Ended September 30, 2014[a]
Per Share Data
Net asset value, beginning of period	$24.96	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.78	.57
Net gain (loss) on investments (realized and unrealized)	(.19)	(.08)
Total from investment operations	.59	.49
Less distributions from:
Net investment income	(.90)	(.53)
Net realized gains	(.01)	—
Total distributions	(.91)	(.53)
Net asset value, end of period	$24.64	$24.96

Total Return[c]	2.41%	1.98%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$176,322	$69,150
Ratios to average net assets:
Net investment income (loss)	3.14%	2.90%
Total expenses[e]	0.73%	0.96%
Net expenses[f,g]	0.62%	0.57%
Portfolio turnover rate	26%	40%

[a]	Since commencement of operations: December 16, 2013. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[d]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[e]	Does not include expenses of the underlying funds in which the Fund invests.
[f]	Net expense information reflects the expense ratios after expense waivers.
[g]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the operating expense ratios for the years would be:

	09/30/15	09/30/14
A-Class	0.80%	0.79%
C-Class	1.55%	1.52%
P-Class	0.80%	—
Institutional Class	0.55%	0.54%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 61

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2015

To Our Shareholders

Guggenheim Investments Municipal Income Fund (the “Fund”) is managed by a team of seasoned professionals, including B. Scott Minerd, Chairman of Investments and Global Chief Investment Officer; Anne B. Walsh, Senior Managing Director and Assistant Chief Investment Officer; and James E. Pass, Senior Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses the market environment and the Fund’s performance for the fiscal year ended September 30, 2015.

For the one-year period ended September 30, 2015, the Guggenheim Municipal Income Fund returned 2.39%1, compared with the 3.16% return of the Barclays Municipal Bond Index, the Fund’s benchmark.

The Fund seeks to provide current income with an emphasis on income exempt from federal income tax, while also considering capital appreciation. It invests in a diversified portfolio of primarily investment-grade municipal securities whose interest is free from federal income tax*. It employs an investment strategy that seeks to identify opportunities to capture attractive relative value.

Municipal bonds performed well over the period relative to other fixed income sectors, benefiting from the generally benign interest rate environment and the slowly improving U.S. economy, as well as the continuing positive credit picture of state and local governments. After a strong finish to 2014, events in Greece, uncertainty over the Fed’s rate hike, and slowing global growth stemming from a slowing Chinese economy all weighed on municipal market performance in 2015. At its September meeting, the Fed opted to keep rates at the zero-bound, citing concerns about potential downside risks to the U.S. outlook posed by recent global market volatility. Investors generally shunned risk in the last weeks of the period, as equities dropped and spreads widened in many bond sectors. But after the Fed’s decision to not hike, municipal bonds rallied, leading to a strong return for September and trailing 12 months.

Outflows from municipal bond mutual funds had picked up over the summer in anticipation of a Fed hike in September. When the Fed declined to hike, the pace of outflows slowed. As of the end of the period, aggregate inflows through nine months of 2015 were approximately $5.1 billion.

Issuance in municipals remained stable over the fiscal year. Strong activity in the first half should lead to total 2015 issuance of approximately $400 billion. Refunding issues dominated issuance in the first half; new money transactions are expected to be the primary purpose of transactions in the second half.

Fund contributors included revenue bonds—secured claims backed by dedicated revenue streams—typically issued by utilities, transportation agencies, and health care providers; and general obligation bonds issued by state and local governments. From a maturity perspective, long-dated bonds performed best. The Fund continues to focus on identifying attractive risk-adjusted investment opportunities among A rated bonds, as well as distressed credits that carry municipal bond insurance from certain providers.

The Fund’s Puerto Rico investments (approximately 10% of the portfolio) were temporarily impacted by events in the territory, such as when the Governor of Puerto Rico asserted in the summer that its $72 billion of debt is not payable. The Fund’s Puerto Rico exposure is wrapped by monolines (insurance company guarantees to issuers), and the market believes monolines have enough claims-paying resources to face a default by Puerto Rico, as evidenced by their sizeable market caps. More than 50% of the Fund’s Puerto Rico exposure is in floating rate securities, which provide for income upside once the Fed starts hiking rates. Investors seemed comfortable isolating events affecting Puerto Rico from the rest of the municipal market, keeping contagion risk in check. After the period end, the Obama Administration advanced a plan for a Puerto Rico bankruptcy regime and new fiscal oversight.

Guggenheim believes an accommodative Fed supports a benign credit environment, and the U.S. economy is well positioned for continued growth. The Fed may not have the clarity it seeks to tighten U.S. monetary policy anytime soon, which means rates will remain low but volatile for an extended period.

62 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)(concluded)	September 30, 2015

Periods of economic expansion have coincided with tightening spreads and low defaults, and economic data for the period indicate the U.S. expansion remains on track. Still, the watchword across risk assets in the past few months has been caution, as credit spreads widened during heightened market volatility. The Fund takes advantage of such periods of widening to add to spread duration and take on more risk in expectation of a rebound.

*

Income may be subject to the federal Alternative Minimum Tax (AMT). Capital gains distributions, if any, are taxed as capital gains. This is not tax advice. Investors should consult with a tax advisor before making any tax-related investment decisions.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on A-Class shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 63

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2015

MUNICIPAL INCOME FUND

OBJECTIVE: Seeks to provide current income with an emphasis on income exempt from federal income tax, while also considering capital appreciation.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Portfolio Composition by Quality Rating[1]
Rating
Fixed Income Instruments
AAA	5.3%
AA	63.7%
A	11.6%
BBB	7.3%
BB	3.6%
CC	1.2%
Other Instruments	7.3%
Total Investments	100.0%

The chart above reflects percentages of the value of total investments.

Inception Dates:
A-Class	April 28, 2004
C-Class	January 13, 2012
P-Class	May 1, 2015
Institutional Class	January 13, 2012

Ten Largest Holdings (% of Total Net Assets)
North Texas Tollway Authority Revenue Bonds	4.6%
City of Detroit Michigan Water Supply System Revenue Bonds	4.3%
Triborough Bridge & Tunnel Authority Revenue Bonds	4.0%
Metropolitan Transportation Authority Revenue Bonds	3.6%
Michigan Finance Authority Revenue Bonds	3.4%
Tustin Unified School District General Obligation Unlimited	3.3%
County of Wayne Michigan General Obligation Limited	3.1%
State of California General Obligation Unlimited	3.0%
Arizona Health Facilities Authority Revenue Bonds	3.0%
Regents of the University of California Medical Center Pooled Revenue Bonds	2.9%
Top Ten Total	35.2%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, which are all a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted Moody’s and Fitch ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

64 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2015

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2015

	1 Year	5 Year	10 Year
A-Class Shares§	2.39%	5.14%	3.62%
A-Class Shares with sales charge†	-2.44%	4.12%	3.12%
Barclays Municipal Bond Index	3.16%	4.14%	4.64%
		1 Year	Since Inception (01/13/12)
C-Class Shares		1.71%	3.40%
C-Class Shares with CDSC‡		0.71%	3.40%
Institutional Class Shares		2.73%	4.42%
Barclays Municipal Bond Index		3.16%	3.50%
			Since Inception (05/01/15)
P-Class Shares			0.06%
Barclays Municipal Bond Index			1.39%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Barclays Municipal Bond Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class shares, P-Class shares and Institutional Class shares will vary due to differences in fee structures.

§

Effective January 13, 2012, the Fund acquired all of the assets and liabilities of the TS&W/Claymore Tax-Advantage Balanced Fund (“TYW”), a registered closed-end management investment company. The A-Class performance prior to that date reflects performance of TYW.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 65

SCHEDULE OF INVESTMENTS	September 30, 2015
MUNICIPAL INCOME FUND

	Shares	Value

SHORT TERM INVESTMENTS† - 7.5%
Fidelity Institutional Tax-Exempt Portfolio 0.01%[5]	4,507,725	$4,507,725
Total Short Term Investments
(Cost $4,507,725)		4,507,725

	Face Amount

MUNICIPAL BONDS†† - 94.2%

Michigan - 20.7%
Michigan Finance Authority Revenue Bonds
5.00% due 07/01/31	$1,800,000	2,014,920
5.00% due 07/01/44	1,200,000	1,263,785
5.00% due 07/01/32	1,000,000	1,112,200
5.00% due 07/01/34	300,000	321,954
City of Detroit Michigan Water Supply System Revenue Bonds
5.00% due 07/01/33	2,530,000	2,569,458
4.75% due 07/01/29	230,000	243,299
5.00% due 07/01/41	200,000	209,966
5.00% due 07/01/34	155,000	156,159
4.25% due 07/01/16	125,000	128,124
County of Wayne Michigan General Obligation Limited
5.00% due 12/01/30	1,845,000	1,850,074
Detroit City School District General Obligation Unlimited
5.00% due 05/01/32	1,000,000	1,085,680
5.00% due 05/01/30	300,000	327,363
Detroit Wayne County Stadium Authority Revenue Bonds
5.00% due 10/01/26	1,100,000	1,194,578
Total Michigan		12,477,560

California - 13.4%
Tustin Unified School District General Obligation Unlimited
6.00% due 08/01/36	1,600,000	1,964,944
State of California General Obligation Unlimited
5.00% due 03/01/26	1,500,000	1,829,400
Regents of the University of California Medical Center Pooled Revenue Bonds
0.96% due 05/15/43[1]	2,000,000	1,746,680
Stockton Public Financing Authority Revenue Bonds
6.25% due 10/01/38	1,000,000	1,202,100
6.25% due 10/01/40	250,000	298,975
College of the Sequoias Tulare Area Improvement District No. 3 General Obligation Unlimited
6.85% due 08/01/32[2]	1,000,000	547,480
Oakland Unified School District/Alameda County General Obligation Unlimited
5.00% due 08/01/22[4]	300,000	345,513
Culver Redevelopment Agency Tax Allocation
0.00% due 11/01/23[3]	195,000	143,218
Total California		8,078,310

New York - 12.0%
Triborough Bridge & Tunnel Authority Revenue Bonds
0.63% due 11/15/27[1]	2,500,000	2,433,324
Metropolitan Transportation Authority Revenue Bonds
0.43% due 11/01/32[1]	2,200,000	2,175,162
City of New York New York General Obligation Unlimited
5.00% due 08/01/28	1,000,000	1,198,440
New York City Water & Sewer System Revenue Bonds
5.00% due 06/15/39	1,000,000	1,140,010
New York State Urban Development Corp. Revenue Bonds
5.00% due 03/15/35	250,000	284,900
Total New York		7,231,836

Illinois - 10.6%
Metropolitan Water Reclamation District of Greater Chicago General Obligation Unlimited
5.00% due 12/01/44	1,250,000	1,410,563
City of Chicago Illinois General Obligation Unlimited
4.75% due 01/01/28	500,000	498,585
5.50% due 01/01/42	500,000	497,205
5.00% due 01/01/24	100,000	100,381
5.00% due 01/01/23	70,000	71,717
5.00% due 01/01/22	55,000	55,410
Will County Township High School District No. 204 Joliet General Obligation Limited
6.25% due 01/01/31	1,000,000	1,186,720
Chicago Board of Education General Obligation Unlimited
5.00% due 12/01/23	1,200,000	1,175,508
Southern Illinois University Revenue Bonds
5.00% due 04/01/32	1,000,000	1,034,600
University of Illinois Revenue Bonds
6.00% due 10/01/29	200,000	233,572
Metropolitan Pier & Exposition Authority Revenue Bonds
0.00% due 06/15/45[3]	500,000	115,960
Total Illinois		6,380,221

66 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2015
MUNICIPAL INCOME FUND

	Face Amount	Value

Puerto Rico - 7.0%
Puerto Rico Electric Power Authority Revenue Bonds
0.74% due 07/01/29[1,4]	$1,550,000	$1,124,215
5.00% due 07/01/24[4]	870,000	838,930
5.00% due 07/01/22[4]	620,000	607,786
Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Auth Revenue Bonds
5.00% due 07/01/33[4]	1,000,000	896,630
Puerto Rico Infrastructure Financing Authority Revenue Bonds
5.50% due 07/01/23[4]	775,000	723,819
Total Puerto Rico		4,191,380

New Jersey - 6.1%
Hudson County Improvement Authority Revenue Bonds
6.00% due 01/01/40	1,500,000	1,705,950
New Jersey Turnpike Authority Revenue Bonds
0.70% due 01/01/24[1]	1,000,000	1,000,990
New Jersey Transportation Trust Fund Authority Revenue Bonds
1.22% due 06/15/34[1]	1,000,000	973,500
Total New Jersey		3,680,440

Texas - 6.1%
North Texas Tollway Authority Revenue Bonds
5.75% due 01/01/40	2,500,000	2,739,099
Harris County-Houston Sports Authority Revenue Bonds
0.00% due 11/15/53[3]	4,000,000	636,040
State of Texas General Obligation Unlimited
5.00% due 10/01/29	250,000	302,058
Total Texas		3,677,197

Pennsylvania - 3.8%
Pennsylvania Turnpike Commission Revenue Bonds
1.29% due 12/01/20[1]	500,000	506,280
1.00% due 12/01/21[1]	500,000	497,915
County of Allegheny Pennsylvania General Obligation Unlimited
0.75% due 11/01/26[1]	1,000,000	946,610
Reading School District General Obligation Unlimited
5.00% due 02/01/27	300,000	339,237
Total Pennsylvania		2,290,042

Arizona - 3.0%
Arizona Health Facilities Authority Revenue Bonds
1.03% due 01/01/37[1]	2,000,000	1,777,080

Maryland - 2.0%
County of Montgomery Maryland General Obligation Unlimited
5.00% due 11/01/26	1,000,000	1,230,970

Massachusetts - 2.0%
Massachusetts Development Finance Agency Revenue Bonds
6.88% due 01/01/41	1,000,000	1,178,980

Washington - 1.8%
Greater Wenatchee Regional Events Center Public Facilities Dist Revenue Bonds
5.00% due 09/01/27[4]	500,000	530,720
5.25% due 09/01/32[4]	500,000	522,820
Total Washington		1,053,540

Mississippi - 1.4%
Mississippi Development Bank Revenue Bonds
6.50% due 10/01/31	500,000	577,070
6.25% due 10/01/26	230,000	266,812
Total Mississippi		843,882

West Virginia - 0.9%
West Virginia Higher Education Policy Commission Revenue Bonds
5.00% due 04/01/29	500,000	570,405

Indiana - 0.9%
County of Knox Indiana Revenue Bonds
5.00% due 04/01/27	470,000	514,265

Florida - 0.8%
County of Miami-Dade Florida Revenue Bonds
0.00% due 10/01/45[3]	2,000,000	475,920

Colorado - 0.8%
Auraria Higher Education Center Revenue Bonds
5.00% due 04/01/28	390,000	465,734

Virginia - 0.5%
Virginia College Building Authority Revenue Bonds
5.00% due 02/01/28	250,000	301,168

Georgia - 0.4%
Savannah Economic Development Authority Revenue Bonds
5.00% due 12/01/28	200,000	234,332
Total Municipal Bonds
(Cost $54,855,195)		56,653,262

Total Investments - 101.7%
(Cost $59,362,920)		$61,160,987
Other Assets & Liabilities, net - (1.7)%		(1,029,086)
Total Net Assets - 100.0%		$60,131,901

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 67

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2015
MUNICIPAL INCOME FUND

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Variable rate security. Rate indicated is rate effective at September 30, 2015.
[2]	Security is a step up/step down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity.
[3]	Zero coupon rate security.
[4]	Illiquid security.
[5]	Rate indicated is the 7 day yield as of September 30, 2015.

See Sector Classification in Other Information section.

68 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MUNICIPAL INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2015

Assets:
Investments, at value (cost $59,362,920)	$61,160,987
Prepaid expenses	22,675
Receivables:
Securities sold	3,634,792
Interest	658,338
Fund shares sold	176,945
Total assets	65,653,737

Liabilities:
Payable for:
Securities purchased	5,327,401
Fund shares redeemed	63,194
Distributions to shareholders	45,510
Distribution and service fees	11,951
Trustees’ fees*	5,430
Fund accounting/administration fees	4,707
Management fees	2,768
Transfer agent/maintenance fees	2,474
Miscellaneous	58,401
Total liabilities	5,521,836
Net assets	$60,131,901

Net assets consist of:
Paid in capital	$86,476,470
Undistributed net investment income	—
Accumulated net realized loss on investments	(28,142,636)
Net unrealized appreciation on investments	1,798,067
Net assets	$60,131,901

A-Class:
Net assets	$49,085,736
Capital shares outstanding	3,919,480
Net asset value per share	$12.52
Maximum offering price per share (Net asset value divided by 95.25%)	$13.14

C-Class:
Net assets	$2,471,906
Capital shares outstanding	197,484
Net asset value per share	$12.52

P-Class:
Net assets	$10,004
Capital shares outstanding	799
Net asset value per share	$12.52

Institutional Class:
Net assets	$8,564,255
Capital shares outstanding	683,570
Net asset value per share	$12.53

STATEMENT OF OPERATIONS
Year Ended September 30, 2015

Investment Income:
Interest	$1,858,890
Total investment income	1,858,890

Expenses:
Management fees	300,158
Transfer agent/maintenance fees:
A-Class	62,459
C-Class	1,677
P-Class**	88
Institutional Class	7,344
Distribution and service fees:
A-Class	125,449
C-Class	19,674
P-Class**	11
Fund accounting/administration fees	57,029
Registration fees	53,875
Line of credit fees	7,278
Trustees’ fees*	6,220
Custodian fees	785
Tax expense	1
Miscellaneous	54,738
Total expenses	696,786
Less:
Expenses waived by Adviser	(214,145)
Net expenses	482,641
Net investment income	1,376,249

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	266,390
Net realized gain	266,390
Net change in unrealized appreciation (depreciation) on:
Investments	(419,085)
Net change in unrealized appreciation (depreciation)	(419,085)
Net realized and unrealized loss	(152,695)
Net increase in net assets resulting from operations	$1,223,554

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
**	Since commencement of operations: May 1, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 69

MUNICIPAL INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2015	Year Ended September 30, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,376,249	$1,630,155
Net realized gain on investments	266,390	597,388
Net change in unrealized appreciation (depreciation) on investments	(419,085)	3,446,106
Net increase in net assets resulting from operations	1,223,554	5,673,649

Distributions to shareholders from:
Net investment income
A-Class	(1,146,185)	(1,390,241)
C-Class	(30,351)	(20,717)
P-Class	(100)*	—
Institutional Class	(199,613)	(219,197)
Total distributions to shareholders	(1,376,249)	(1,630,155)

Capital share transactions:
Proceeds from sale of shares
A-Class	21,002,499	7,402,924
C-Class	2,084,724	333,716
P-Class	10,000 *	—
Institutional Class	4,945,093	5,038,833
Distributions reinvested
A-Class	704,334	803,386
C-Class	21,242	13,179
P-Class	100 *	—
Institutional Class	116,901	101,486
Cost of shares redeemed
A-Class	(16,588,738)	(18,029,547)
C-Class	(700,489)	(826,566)
P-Class	— *	—
Institutional Class	(2,933,434)	(5,559,429)
Net increase (decrease) from capital share transactions	8,662,232	(10,722,018)
Net increase (decrease) in net assets	8,509,537	(6,678,524)

Net assets:
Beginning of year	51,622,364	58,300,888
End of year	$60,131,901	$51,622,364
Undistributed net investment income at end of year	$—	$—

Capital share activity:
Shares sold
A-Class	1,657,982	621,507
C-Class	165,051	27,623
P-Class	791 *	—
Institutional Class	391,788	423,863
Shares issued from reinvestment of distributions
A-Class	55,887	67,225
C-Class	1,686	1,099
P-Class	8 *	—
Institutional Class	9,270	8,465
Shares redeemed
A-Class	(1,319,843)	(1,515,958)
C-Class	(55,776)	(71,141)
P-Class	— *	—
Institutional Class	(233,057)	(463,637)
Net increase (decrease) in shares	673,787	(900,954)

*	Since commencement of operations: May 1, 2015.

70 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class†	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Period Ended September 30, 2012[a]	Year Ended December 31, 2011	Year Ended December 31, 2010
Per Share Data
Net asset value, beginning of period	$12.51	$11.59	$12.59	$11.82	$11.54	$11.01
Income (loss) from investment operations:
Net investment income (loss)[b]	.29	.36	.38	.26	.64	.71
Distributions to preferred shareholders from:
Net investment income	—	—	—	(.01)	(.10)	(.10)
Net gain (loss) on investments (realized and unrealized)	.01	.92	(1.00)	.78	.54	.68
Total from investment operations	.30	1.28	(.62)	1.03	1.08	1.29
Less distributions from:
Net investment income	(.29)	(.36)	(.38)	(.26)	(.80)	(.76)
Total distributions	(.29)	(.36)	(.38)	(.26)	(.80)	(.76)
Net asset value, end of period	$12.52	$12.51	$11.59	$12.59	$11.82	$11.54

Total Return[c]	2.39%	11.20%	(5.09%)	8.91%	9.64%	12.03%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$49,086	$44,090	$50,463	$77,609	$182,150	$177,868
Ratios to average net assets:
Net investment income (loss)	2.28%	3.00%	3.04%	2.78%	4.60%	5.37%
Total expenses	1.17%	1.29%	1.14%	1.15%	2.09%	1.80%
Net expenses[f,g]	0.81%	0.83%	0.82%	0.87%	2.09%	1.80%
Portfolio turnover rate	80%	173%	91%	121%	104%	156%

C-Class	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Period Ended September 30, 2012[d]
Per Share Data
Net asset value, beginning of period	$12.50	$11.59	$12.58	$11.98
Income (loss) from investment operations:
Net investment income (loss)[b]	.19	.27	.28	.20
Net gain (loss) on investments (realized and unrealized)	.02	.91	(.98)	.62
Total from investment operations	.21	1.18	(.70)	.82
Less distributions from:
Net investment income	(.19)	(.27)	(.29)	(.22)
Total distributions	(.19)	(.27)	(.29)	(.22)
Net asset value, end of period	$12.52	$12.50	$11.59	$12.58

Total Return[c]	1.71%	10.28%	(5.70%)	7.04%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,472	$1,082	$1,495	$1,176
Ratios to average net assets:
Net investment income (loss)	1.54%	2.24%	2.30%	2.36%
Total expenses	1.87%	2.08%	1.93%	1.94%
Net expenses[f,g]	1.56%	1.58%	1.57%	1.55%
Portfolio turnover rate	80%	173%	91%	121%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 71

MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Period Ended September 30, 2015[e]
Per Share Data
Net asset value, beginning of period	$12.64
Income (loss) from investment operations:
Net investment income (loss)[b]	.13
Net gain (loss) on investments (realized and unrealized)	(.12)
Total from investment operations	.01
Less distributions from:
Net investment income	(.13)
Total distributions	(.13)
Net asset value, end of period	$12.52

Total Return[c]	0.06%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10
Ratios to average net assets:
Net investment income (loss)	2.46%
Total expenses	3.17%
Net expenses[f,g]	0.81%
Portfolio turnover rate	80%

72 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Period Ended September 30, 2012[d]
Per Share Data
Net asset value, beginning of period	$12.51	$11.60	$12.59	$11.98
Income (loss) from investment operations:
Net investment income (loss)[b]	.32	.39	.40	.29
Net gain (loss) on investments (realized and unrealized)	.02	.91	(.98)	.62
Total from investment operations	.34	1.30	(.58)	.91
Less distributions from:
Net investment income	(.32)	(.39)	(.41)	(.30)
Total distributions	(.32)	(.39)	(.41)	(.30)
Net asset value, end of period	$12.53	$12.51	$11.60	$12.59

Total Return[c]	2.73%	11.38%	(4.76%)	7.76%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,564	$6,451	$6,343	$1,051
Ratios to average net assets:
Net investment income (loss)	2.53%	3.23%	3.35%	3.37%
Total expenses	0.89%	0.97%	0.93%	0.86%
Net expenses[f,g]	0.56%	0.58%	0.57%	0.55%
Portfolio turnover rate	80%	173%	91%	121%

†

Effective January 13, 2012, the Fund acquired all of the assets and liabilities of the TS&W/Claymore Tax-Advantage Balanced

Fund (“TYW”), a registered closed-end management investment company. The A-Class financial highlights for the periods prior to that date reflect performance of TYW.

[a]	Prior to January 13, 2012, the Fund’s fiscal year end was December 31. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[d]	Since commencement of operations: January 13, 2012. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[e]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[f]	Net expense information reflects the expense ratios after expense waivers.
[g]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the operating expense ratios for the years would be:

	09/30/15	09/30/14
A-Class	0.80%	0.80%
C-Class	1.55%	1.54%
P-Class	0.81%	—
Institutional Class	0.55%	0.55%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 73

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate Fund. The Trust is authorized to issue an unlimited number of shares. The Trust accounts for the assets of each Fund separately.

The Trust offers a combination of four separate classes of shares, A-Class shares, C-Class shares, P-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%, except for Limited Duration Fund which will not exceed 2.25%. Prior to February 22, 2011, the maximum sales charge was 5.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. B-Class shares previously offered have been converted to A-Class shares effective August 8, 2015 for the funds in the Trust. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares have a minimum initial investment of $2 million and a minimum account balance of $1 million. At September 30, 2015, the Trust consisted of seventeen funds.

As of January 1, 2012, A-Class, C-Class and Institutional Class shares of High Yield Fund are subject to a 2% redemption fee when shares are redeemed or exchanged within 90 days of purchase.

This report covers High Yield Fund, Investment Grade Bond Fund, Limited Duration Fund and the Municipal Income Fund (the “Funds”), each a diversified investment company.

Guggenheim Investments (“GI”) provides advisory services, and Rydex Fund Services, LLC (“RFS”) provides transfer agent, administrative and accounting services to the Trust. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI, RFS and GFD are affiliated entities.

Guggenheim Partners Investment Management (“GPIM”), an affiliate of GI, serves as investment sub-adviser (the “Sub-Adviser”) to the Municipal Income Fund and is responsible for the day-to-day management of the Fund’s portfolio.

Significant Accounting Policies

The Funds operate as investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of the Funds is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

A. The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities or other assets.

Valuations of the Funds’ securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed and will review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used by, and valuations provided by, the pricing services.

74 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, the Board of Trustees has authorized the Valuation Committee and GI to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Open-end investment companies (“Mutual Funds”) are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds (“ETFs”) and closed-end investment companies (“CEFs”) are valued at the last quoted sales price.

U.S. government securities are valued by either independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker/dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

Typically loans are valued using information provided by an independent third party pricing service which uses broker quotes in a non-active market.

Listed options are valued at the Official Settlement Price listed by the exchange, usually as of 4:00 p.m. Long options are valued using the bid price and short options are valued using the ask price. In the event that a settlement price is not available, fair valuation is enacted. Over-the-counter (“OTC”) options are valued using the average bid price (for long options), or average ask price (for short options) obtained from one or more security dealers.

The value of interest rate swap agreements entered into by a Fund are accounted for using the unrealized gain or loss on the agreements that is determined using the spread priced off the previous day’s Chicago Mercantile Exchange (“CME“) price.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency. The change in value of the contract is recorded as unrealized appreciation or depreciation until the forward foreign currency contract is closed. When the forward foreign currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

Investments for which market quotations are not readily available are fair valued as determined in good faith by GI under the direction of the Board of Trustees using methods established or ratified by the Board of Trustees. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of

THE GUGGENHEIM FUNDS ANNUAL REPORT | 75

NOTES TO FINANCIAL STATEMENTS (continued)

comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

B. Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

C. Senior loans in which the Funds invest generally pay interest rates which are periodically adjusted by reference to a base short-term, floating rate plus a premium. These base lending rates are generally (I) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The interest rate indicated is the rate in effect at September 30, 2015.

D. The Funds may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Funds actually take delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date.

E. Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to-market daily. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, it realizes a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security purchased by the Fund upon exercise increases by the premium originally paid.

When the Fund writes (sells) an option, an amount equal to the premium received is entered in that Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

F. Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of an agreement or termination of the agreement are recognized as realized gains or losses.

G. Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency. The change in value of the contract is recorded as unrealized appreciation or depreciation until the forward foreign currency contract is closed. When the forward foreign currency contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

H. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including

76 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

amortization of premiums and accretion of discounts, is accrued on a daily basis. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

I. The Funds declare dividends from investment income daily. Each Fund pays its shareholders from its net investment income monthly and distributes any net capital gains that it has realized, at least annually. Distributions to shareholders are recorded on the ex-dividend date. Dividends are reinvested in additional shares unless shareholders request payment in cash. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes.

J. Interest and dividend income, most expenses, all realized gains and losses, and all unrealized gains and losses are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis upon the respective aggregate net assets of each Fund included in the Trust.

K. Under the fee arrangement with the custodian, the Funds may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits, if any. For the year ended September 30, 2015, there were no earnings credits received.

L. The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

M. The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could aff ect the market and/or credit risk of the investments. The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments. Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

N. Under the Funds’ organizational documents, their Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

2. Financial Instruments and Derivatives

As part of their investment strategy, the Funds utilize a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 77

NOTES TO FINANCIAL STATEMENTS (continued)

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Options Purchased and Written

A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid. The following table represents the Funds’ use, and volume of call/put options purchased on a quarterly basis:

Fund	Use	Average Number of Contracts
Investment Grade Bond Fund	Hedge, Duration	1,210
Limited Duration Fund	Hedge, Duration	264

The risk in writing a call option is that a Fund may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities where a Fund may not be able to enter into a closing transaction because of an illiquid secondary market; or, for OTC options, a Fund may be at risk because of the counterparty’s inability to perform.

The following tables represent the Funds’ use and activity of options written for the year ended September 30, 2015:

Fund	Use
Investment Grade Bond Fund	Hedge, Duration
Limited Duration Fund	Hedge, Duration

78 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Options Written Activity

	Investment Grade Bond Fund		Limited Duration Fund
	Number of Contracts	Premium Amount	Number of Contracts	Premium Amount
Balance at September 30, 2014	—	$—	—	$—
Options Written	3,410	237,248	1,056	28,511
Options terminated in closing purchase transactions	—	—	—	—
Options expired	(2,829)	(221,585)	—	—
Options exercised	—	—	—	—
Balance at September 30, 2015	581	$15,663	1,056	$28,511

Swaps

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. A Fund utilizing OTC swaps bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing. Central clearing generally reduces counterparty credit risk and increases liquidity, but central clearing does not make swap transactions risk-free. Additionally, there is no guarantee that a Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an off setting swap agreement with the same or another party.

Interest rate swaps involve the exchange by a Fund with another party for its respective commitment to pay or receive interest on a notional amount of principal. Interest rate swaps are generally valued using the closing price from the prior day, subject to an adjustment for the current day’s spreads. Interest rate swaps are generally subject to mandatory central clearing, but central clearing does not make interest rate swap transactions risk free.

The following table represents the Funds’ use, and volume of interest rate swaps on a quarterly basis:

		Average Notional
Fund	Use	Long
Investment Grade Bond Fund	Hedge, Duration	$550,000

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of forward foreign currency exchange contracts may be cash-settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, a Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

The following table represents the Funds’ use, and volume of forward foreign currency exchange contracts on a quarterly basis:

		Average Settlement
Fund	Use	Purchased	Sold
High Yield Fund	Hedge	$9,487,411	$14,885
Investment Grade Bond Fund	Hedge	346,495	—

THE GUGGENHEIM FUNDS ANNUAL REPORT | 79

NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of September 30, 2015:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Currency contracts	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts
Interest Rate contracts	Options Purchased, at value	Options Written, at value

The following table sets forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at September 30, 2015:

Asset Derivative Investments Value
Fund	Options Purchased Interest Rate Contracts	Forward Foreign Currency Exchange Contracts	Total Value at September 30, 2015
High Yield Fund	$—	$14,289	$14,289
Investment Grade Bond Fund	113,295	—	113,295
Limited Duration Fund	205,920	—	205,920

Liability Derivative Investments Value
Fund	Options Written Interest Rate Contracts	Forward Foreign Currency Exchange Contracts	Total Value at September 30, 2015
High Yield Fund	$—	$35,225	$35,225
Investment Grade Bond Fund	23,240	—	23,240
Limited Duration Fund	42,240	—	42,240

*

Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended September 30, 2015:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Currency contracts	Net realized gain (loss) on forward foreign currency exchange contracts
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts
Interest Rate contracts	Net change in unrealized appreciation (depreciation) on options purchased
Net change in unrealized appreciation (deprecation) on options written
Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

80 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended September 30, 2015:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Swaps Interest Rate Contracts	Options Written Interest Rate Contracts	Options Purchased Interest Rate Contracts	Forward Foreign Currency Exchange Contracts	Total
High Yield Fund	$—	$—	$—	$1,716,253	$1,716,253
Investment Grade Bond Fund	1,000,910	221,585	(496,590)	74,169	800,074

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Swaps Interest Rate Contracts	Options Written Interest Rate Contracts	Options Purchased Interest Rate Contracts	Forward Foreign Currency Exchange Contracts	Total
High Yield Fund	$—	$—	$—	$(493,243)	$(493,243)
Investment Grade Bond Fund	(555,665)	(7,577)	42,971	—	(520,271)
Limited Duration Fund	—	(13,729)	78,144	—	64,415

In conjunction with the use of derivative instruments, the Funds are required to maintain collateral in various forms. The Funds use, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

3. Fees and Other Transactions with Affiliates

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at their annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
High Yield Fund	0.60%
Investment Grade Bond Fund	0.50%
Limited Duration Fund	0.45%
Municipal Income Fund	0.50%

RFS is paid the following for providing transfer agent services to the Funds. Transfer agent fees are assessed to the applicable class of each Fund.

Annual charge per account	$5.00 – $8.00
Transaction fee	$0.60 – $1.10
Minimum annual charge per Fund†	$25,000
Certain out-of-pocket charges	Varies

†	Not subject to Funds during first twelve months of operations.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 81

NOTES TO FINANCIAL STATEMENTS (continued)

RFS also acts as the administrative agent for the Funds, and as such performs administrative functions and the bookkeeping, accounting and pricing functions for each Fund. For these services, RFS receives the following:

Fund	Fund Accounting/ Administrative Fees (as a % of Net Assets)
High Yield Fund	0.095%
Investment Grade Bond Fund	0.095%
Limited Duration Fund	0.095%
Municipal Income Fund	0.095%

Minimum annual charge per Fund	$25,000
Certain out-of-pocket charges	Varies

RFS engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Funds have adopted Distribution Plans related to the offering of A-Class, C-Class and P-Class shares pursuant to Rule 12b-1 under the 1940 Act. The plans provide for payments at an annual rate of 0.25% of the average daily net assets of each Fund’s A-Class and P-Class shares, and 1.00% of the average daily net assets of each Fund’s C-Class shares.

The investment advisory contracts for the following Funds provide that the total expenses be limited to a percentage of average net assets for each class of shares, exclusive of brokerage costs, dividends on securities sold short, expenses of other investment companies in which a Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

	Limit	Effective Date	Contract End Date
High Yield Fund — A-Class	1.16%	11/30/12	02/01/16
High Yield Fund — C-Class	1.91%	11/30/12	02/01/16
High Yield Fund — P-Class*	1.16%	05/01/15	02/01/17
High Yield Fund — Institutional Class	0.91%	11/30/12	02/01/16
Investment Grade Bond Fund — A-Class	1.00%	11/30/12	02/01/16
Investment Grade Bond Fund — C-Class	1.75%	11/30/12	02/01/16
Investment Grade Bond Fund — P-Class*	1.00%	05/01/15	02/01/17
Investment Grade Bond Fund — Institutional Class	0.75%	11/30/12	02/01/16
Limited Duration Fund — A-Class	0.80%	12/01/13	02/01/16
Limited Duration Fund — C-Class	1.55%	12/01/13	02/01/16
Limited Duration Fund — P-Class*	0.80%	05/01/15	02/01/17
Limited Duration Fund — Institutional Class	0.55%	12/01/13	02/01/16
Municipal Income Fund — A-Class	0.80%	11/30/12	02/01/16
Municipal Income Fund — C-Class	1.55%	11/30/12	02/01/16
Municipal Income Fund — P-Class*	0.80%	05/01/15	02/01/17
Municipal Income Fund — Institutional Class	0.55%	11/30/12	02/01/16

*	Since the commencement of operations: May 1, 2015

82 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

GI is entitled to reimbursement by the Funds for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. At September 30, 2015, the amount of fees waived or expenses reimbursed that are subject to recoupment are presented in the following table:

Fund	Expires 2016	Expires 2017	Expires 2018	Fund Total
High Yield Fund	$207,619	$81,112	$53,603	$342,334
Investment Grade Bond Fund	234,110	183,531	171,425	589,066
Limited Duration Fund	—	142,224	180,387	322,611
Municipal Income Fund	236,488	242,274	214,145	692,907

For the year ended September 30, 2015, no amounts were recouped by GI.

If a Fund invests in an affiliated fund, the investing Fund’s Adviser has agreed to waive fees at the investing fund level. Fee waivers will be calculated at the investing Fund level without regard to any expense cap, if any, in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI.

For the year ended September 30, 2015, GFD retained sales charges of $660,571 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI, RFS and GFD.

4. Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 83

NOTES TO FINANCIAL STATEMENTS (continued)

The following table summarizes the inputs used to value the Funds’ investments at September 30, 2015. See the Schedules of Investments for more details on the classification of securities.

	Level 1 Investments In Securities	Level 2 Investments In Securities	Level 2 Other Financial Instruments*	Level 3 Investments In Securities	Total
Assets
High Yield Fund	$5,109,569	$160,045,060	$14,289	$10,470,278	$175,639,196
Investment Grade Bond Fund	6,475,547	145,890,398	—	5,005,335	157,371,280
Limited Duration Fund	18,989,547	288,131,870	—	971,372	308,092,789
Municipal Income Fund	4,507,725	56,653,262	—	—	61,160,987

Liabilities
High Yield Fund	$—	$—	$35,225	$—	$35,225
Investment Grade Bond Fund	23,240	—	—	—	23,240
Limited Duration Fund	42,240	—	—	—	42,240

*	Other financial instruments may include forward foreign currency exchange contracts, which are reported as unrealized gain/loss at period end.

Independent pricing services are used to value a majority of the Funds’ investments. When values are not available from a pricing service, they may be computed by the Funds’ investment adviser or an affiliate. In any event, values may be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information and analysis. A significant portion of the Funds’ assets and liabilities are categorized as Level 2 or Level 3, as indicated in this report.

Indicative quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may be also used to value the Funds’ assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although indicative quotes are typically received from established market participants, the Funds may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in an indicative quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly indicative quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Fund	Category and Subcategory	Ending Balance at 09/30/15	Valuation Technique	Unobservable Inputs
	Investments, at value
High Yield Fund	Senior Floating Rate Interests	$6,467,005	Monthly Model Priced	Purchase Price
		579,150	Option Adjusted Spread off the month end broker mark over the 3 month LIBOR	Indicative Quote
	Total Senior Floating Rate Interests	7,046,155
	Corporate Bonds	2,820,748	Monthly Model Priced	Purchase Price
		435,438	Option Adjusted Spread off the month end broker mark over the 3 month LIBOR	Indicative Quote
	Total Corporate Bonds	3,256,186
	Senior Fixed Rate Interests	156,826	Monthly Model Priced	Purchase Price

84 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Fund	Category and Subcategory	Ending Balance at 09/30/15	Valuation Technique	Unobservable Inputs
	Preferred Stocks	11,038	Option Adjusted Spread off the month end broker mark over the 3 month LIBOR	Indicative Quote

Investment Grade Bond Fund	Preferred Stocks	1,742,414	Option Adjusted Spread off the month end broker mark over the 3 month LIBOR	Indicative Quote
	Corporate Bonds	729,655	Option Adjusted Spread off the month end broker mark over the 3 month LIBOR	Indicative Quote
		712,067	Option Adjusted Spread off multiple month end broker marks over the 3 month LIBOR	Indicative Quote
	Total Corporate Bonds	1,441,722
	Asset-Backed Securities	958,505	Option Adjusted Spread off the month end broker mark over the 3 month LIBOR	Indicative Quote
	Collateralized Mortgage Obligations	528,538	Option Adjusted Spread off the month end broker mark over the 3 month LIBOR	Indicative Quote
		334,156	Option Adjusted Spread off multiple month end broker marks over the 3 month LIBOR	Indicative Quote
	Total Collateralized Mortgage Obligations	862,694

Limited Duration Fund	Asset-Backed Securities	971,372	Option Adjusted Spread off the month end broker mark over the 3 month LIBOR	Indicative Quote

Any remaining Level 3 securities held by the Funds and excluded from the tables above, were not considered material to the Funds.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The Fund recognized transfers between the levels as of the beginning of the period. As of September 30, 2015, the Fund had transfers in/out of Level 3 due to changes in securities valuation method. See the table below for changes to and from Level 2 and Level 3. There were no other securities that transferred between levels.

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets and liabilities for which significant unobservable inputs were used to determine fair value for the year ended September 30, 2015:

LEVEL 3 – Fair value measurement using significant unobservable inputs

	Senior Floating Rate Interests	Senior Fixed Rate Interests	Preferred Stocks	Common Stocks	Corporate Bonds	Total
High Yield Fund
Assets:
Beginning Balance	$1,762,119	$—	$—	$—	$1,787,125	$3,549,244
Purchases	3,403,776	156,071	—	—	1,962,522	5,522,369
Sales, maturities and paydowns	(109,412)	—	—	—	(18,751)	(128,163)
Total change in unrealized gains or losses included in earnings	(160,101)	755	(6,329)	(60,281)	(474,710)	(700,666)
Transfers into Level 3	2,433,756	—	17,367	60,354	—	2,511,477
Transfers out of Level 3	(283,983)	—	—	—	—	(283,983)
Ending Balance	$7,046,155	$156,826	$11,038	$73	$3,256,186	$10,470,278
Net change in unrealized appreciation (depreciation) for investments still held at September 30, 2015	$31,761	$1,391	$(6,329)	$(60,281)	$(488,464)	$(521,922)

THE GUGGENHEIM FUNDS ANNUAL REPORT | 85

NOTES TO FINANCIAL STATEMENTS (continued)

	Collateralized Mortgage Obligations	Asset-Backed Securities	Preferred Stocks	Corporate Bonds	Total
Investment Grade Bond Fund
Assets:
Beginning Balance	$473,556	$—	$2,142,060	$2,255,460	$4,871,076
Purchases	—	1,000,000	—	967,544	1,967,544
Sales, maturities and paydowns	(9,068)	(51,024)	—	(161,415)	(221,507)
Total realized gains or losses included in earnings	—	—	—	(37,735)	(37,735)
Total change in unrealized gains or losses included in earnings	53,095	9,529	(399,646)	(505,852)	(842,874)
Transfers into Level 3	345,111	—	—	—	345,111
Transfers out of Level 3	—	—	—	(1,076,280)	(1,076,280)
Ending Balance	$862,694	$958,505	$1,742,414	$1,441,722	$5,005,335
Net change in unrealized appreciation (depreciation) for investments still held at September 30, 2015	$52,426	$9,528	$(399,646)	$(45,762)	$(383,454)

	Senior Floating Rate Interests	Asset-Backed Securities	Total
Limited Duration Fund
Assets:
Beginning Balance	$888,202	$—	$888,202
Purchases	—	958,683	958,683
Total change in unrealized gains or losses included in earnings	—	12,689	12,689
Transfers into Level 3	—	—	—
Transfers out of Level 3	(888,202)	—	(888,202)
Ending Balance	$—	$971,372	$971,372
Net change in unrealized appreciation (depreciation) for investments still held at September 30, 2015	$—	$12,689	$12,689

5. Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Generally, the amount of collateral due from or to a counterparty must

86 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject toenforceable netting arrangements and offset in the Statements of Assets and Liabilities in conformity with U.S. GAAP.

					Gross Amounts Not Offset In the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets	Gross Amounts Offset In the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
High Yield Fund	Forward foreign currency exchange contracts	$14,289	$—	$14,289	$14,289	$—	$—

					Gross Amounts Not Offset In the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities	Gross Amounts Offset In the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
High Yield Fund	Forward foreign currency exchange contracts	$35,225	$—	$35,225	$14,289	$—	$20,936

THE GUGGENHEIM FUNDS ANNUAL REPORT | 87

NOTES TO FINANCIAL STATEMENTS (continued)

6. Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Funds’ policy that their custodian takes possession of the underlying collateral. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements.

Fund	Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
Limited Duration Fund	Jefferies & Company, Inc.
	2.69% - 3.21%
	Due 10/01/15 - 11/03/15	$14,173,000	$14,212,133	Nomad CLO Ltd. 01/15/25*	$7,912,000	$6,725,200
				Government Development Bank for Puerto Rico
				5.00% - 5.75%
				08/01/20 - 08/01/25	14,826,500	5,495,157
				Commonwealth of Puerto Rico
				5.50%
				07/01/18 - 07/02/19	3,587,500	2,645,218
				Atlas Senior Loan Fund Ltd.
				01/30/24*	1,717,735	1,252,646
				Puerto Rico Aqueduct and Sewer Authority
				3.92%
				07/01/16	1,498,250	1,124,000
				Residential Asset Mortgage Products, Inc.
				0.53%
				05/25/36	282,499	197,329
						$17,439,550

* Residual interest.

In the event of counterparty default, the Funds have the right to collect the collateral to off set losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment adviser, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

7. Reverse Repurchase Agreements

Each of the Funds may enter into reverse repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities and agrees to repurchase them at a particular price at a future date. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

88 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

For the year ended September 30, 2015, the following Funds entered into reverse repurchase agreements as follows:

Fund	Number of Days Outstanding	Balance at September 30, 2015	Average Balance Outstanding	Average interest Rate
High Yield Fund	365	$2,096,100	$8,989,518	0.39%
Investment Grade Bond Fund	365	10,997,608	11,982,651	0.66%
Limited Duration Fund	365	11,274,167	10,937,286	1.00%

In June 2014, the FASB issued Accounting Standards Update 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (ASU 2014-11) that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as secured borrowings, which applies to the reverse repurchase agreements held by the Funds. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. The Funds have adopted the ASU.

The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of year-end, aggregated by asset class of the related collateral pledged by the Funds:

	Overnight and Continuous	Up to 30 days	31-90 days	Greater than 90 days	Total
High Yield Fund
Corporate Bonds	$2,096,100	$—	$—	$—	$2,096,100
Gross amount of recognized liabilities for reverse repurchase agreements					$2,096,100

Investment Grade Bond Fund
Corporate Bonds	152,625	2,941,251	428,125	1,916,325	$5,438,326
Foreign Government Bonds	516,783	667,250	883,750		2,067,783
Municipal Bond	—	2,954,000	537,500	—	3,491,500
Gross amount of recognized liabilities for reverse repurchase agreements					$10,997,608

Limited Duration Fund
Asset-Backed Securities	—	—	7,660,000	—	$7,660,000
Corporate Bonds	—	3,052,370	561,797	—	3,614,167
Gross amount of recognized liabilities for reverse repurchase agreements					$11,274,167

8. Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on Federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 89

NOTES TO FINANCIAL STATEMENTS (continued)

Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains. For the year ended September 30, 2015, the following capital loss carryforward amounts were used:

Fund	Amount
Investment Grade Bond Fund	$ 46,953
Municipal Income Fund	481,551

The tax character of distributions paid during the year ended September 30, 2015 was as follows:

Fund	Ordinary Income	Tax-Exempt Income	Long-Term Capital Gain	Total Distributions
High Yield Fund	$10,220,862	$—	$2,170,457	$12,391,319
Investment Grade Bond Fund	5,831,739	—	—	5,831,739
Limited Duration Fund	5,627,742	—	—	5,627,742
Municipal Income Fund	128,018	1,248,231	—	1,376,249

The tax character of distributions paid during the year ended September 30, 2014 was as follows:

Fund	Ordinary Income	Tax-Exempt Income	Long-Term Capital Gain	Total Distributions
High Yield Fund	$8,569,995	$—	$—	$8,569,995
Investment Grade Bond Fund	4,698,966	—	—	4,698,966
Limited Duration Fund	1,087,449	—	1,009	1,088,458
Municipal Income Fund	32,486	1,597,669	—	1,630,155

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

Tax components of accumulated earnings/(deficit) as of September 30, 2015, were as follows:

Fund	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation/ (Depreciation)	Accumulated Capital and Other Losses	Other Temporary Differences
High Yield Fund	$1,299,403	$—	$—	$(14,304,425)	$(910,489)	$(835,833)
Investment Grade Bond Fund	423,054	—	—	(3,350,543)	(30,993,640)	(431,466)
Limited Duration Fund	492,690	—	—	(2,183,511)	(327,384)	(592,713)
Municipal Income Fund	—	124,356	—	1,798,067	(28,142,636)	(124,356)

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. For taxable years beginning on or before December 22, 2010, such capital losses may be carried forward for a maximum of eight years. Under the RIC Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those taxable years must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. As of September 30, 2015, capital loss carryforwards for the Funds were as follows:

				Unlimited
Fund	Expires in 2016	Expires in 2017	Expires in 2018	Short-Term	Long-Term	Total Capital Loss Carryforward
High Yield Fund	$—	$—	$—	$(611,507)	$(298,982)	$(910,489)
Investment Grade Bond Fund	(7,628,175)	(17,929,397)	(1,528,707)	—	—	(27,086,279)
Limited Duration Fund	—	—	—	(167,381)	(160,003)	(327,384)
Municipal Income Fund	—	(27,927,475)	—	—	—	(27,927,475)

90 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

As of September 30, 2015, the following reclassifications were made to the capital accounts of the Funds to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations, which are primarily due to the inherent differences between book and tax treatment of swaps, foreign currency, certain CLO investments, transactions, paydowns from asset-backed securities, bond market discount/premium amortization and dividend reclasses. Net investment income, net realized gains and net assets were not affected by these changes.

On the Statements of Assets and Liabilities, the following adjustments were made for permanent book/tax differences:

Fund	Paid In Capital	Undistributed Net Investment Income	Accumulated Net Realized Loss
High Yield Fund	$(1)	$1,403,244	$(1,403,243)
Investment Grade Bond Fund	—	1,081,236	(1,081,236)
Limited Duration Fund	—	19,088	(19,088)
Municipal Income Fund	—	—	—

At September 30, 2015, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Gain	Tax Unrealized Loss	Net Unrealized Gain/(Loss)
High Yield Fund	$190,261,923	$1,249,207	$(15,836,223)	$(14,587,016)
Investment Grade Bond Fund	160,714,246	2,788,981	(6,131,947)	(3,342,966)
Limited Duration Fund	310,262,571	1,054,439	(3,224,221)	(2,169,782)
Municipal Income Fund	59,362,920	2,258,667	(460,600)	1,798,067

Pursuant to Federal income tax regulations applicable to investment companies, the Funds can elect to treat net capital losses and certain ordinary losses realized between November 1 and September 30 of each year as occurring on the first day of the following tax year. The Funds also can elect to treat certain ordinary losses realized between January 1 and September 30 of each year as occurring on the first day of the following tax year. The Funds have elected to defer the following late year losses:

Fund	Ordinary	Capital
Investment Grade Bond Fund	$—	$(3,907,361)
Municipal Income Fund	—	(215,161)

9. Securities Transactions

For the year ended September 30, 2015, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
High Yield Fund	$152,542,443	$113,836,202
Investment Grade Bond Fund	95,212,564	76,521,908
Limited Duration Fund	227,406,138	41,742,568
Municipal Income Fund	53,106,226	44,469,955

THE GUGGENHEIM FUNDS ANNUAL REPORT | 91

NOTES TO FINANCIAL STATEMENTS (continued)

For the period ended September 30, 2015, the cost of purchases and proceeds from sales of government securities were as follows:

Fund	Purchases	Sales
Investment Grade Bond Fund	$14,107,652	$3,258,387

10. Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Funds may invest in the Guggenheim Strategy Funds Trust consisting of Guggenheim Strategy Fund I, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Cash Management Funds”), open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2014 is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at http://www.sec.gov/Archives/edgar/data/1601445/000089180414001107/gug60774-ncsr.htm.

Transactions during the year ended September 30, 2015 in which the portfolio company is an “affiliated person” are as follows:

Affiliated issuers by Fund	Value 09/30/14	Additions	Reductions	Value 09/30/15	Shares 09/30/15	Investment Income	Realized Gain (Loss)	Capital Gain Distributions
Investment Grade Bond Fund
Guggenheim Strategy Fund I	$—	$3,516,030	$—	$3,514,410	141,254	$16,164	$—	$—

Limited Duration Fund
Guggenheim Strategy Fund I	—	7,273,589	—	7,269,053	292,165	23,589	—	—

11. Loan Commitments

Pursuant to the terms of certain loan agreements, certain Funds held unfunded loan commitments as of September 30, 2015. The Funds are obligated to fund these loan commitments at the borrower’s discretion.

92 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The unfunded loan commitments as of September 30, 2015 were as follows:

Borrower	Maturity Date	Face Amount	Value
High Yield Fund
Acosta, Inc.	09/26/19	$1,000,000	$106,171
Advantage Sales & Marketing, Inc.	07/25/19	1,100,000	108,263
BBB Industries, LLC	11/04/19	532,857	66,449
Beacon Roofing Supply, Inc.	07/27/16	550,000	—
Deltek, Inc.	06/25/20	800,000	94,362
Epicor Software	06/01/20	1,000,000	116,300
Eyemart Express	12/18/19	600,000	61,402
Hillman Group, Inc.	06/28/19	242,857	19,966
Learning Care Group (US), Inc.	05/05/19	500,000	48,841
Lincoln Finance Ltd.	12/31/15	1,900,000	—
McGraw-Hill Global Education Holdings LLC	03/22/18	1,000,000	67,194
National Technical Systems	06/12/21	250,000	29,681
Phillips-Medsize Corp.	06/14/19	1,100,000	97,145
Pro Mach Group, Inc.	10/22/19	900,000	88,051
Signode Industrial Group US, Inc.	05/01/19	1,800,000	160,832
Wencor Group	06/19/19	628,462	54,739
		$13,904,176	$1,119,396

12. Line of Credit

The Trust, with the exception of Alpha Opportunity Fund and Capital Stewardship Fund, secured a committed $625,000,000 line of credit from Citibank, N.A. good through October 9, 2015, at which time the line of credit may be renewed. This line of credit is reserved for emergency or temporary purposes. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate,” LIBOR plus 1.0%, and the Fed Funds rate, plus 0.50%. The Trust did not have any borrowings under this agreement as of and for the year ended September 30, 2015. The Trust also pays a commitment fee at an annualized rate of 0.07% of the average daily amount of their unused commitment amount.

13. Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board of Trustees:

Fund	Restricted Securities	Acquisition Date	Amortized Cost	Value
High Yield Fund	R&R Ice Cream plc
	8.25% due 05/15/20	06/19/14	$187,926	$143,302
	IronGate Energy Services LLC
	11.00% due 07/01/18	07/10/13	114,291	76,200
	Schahin II Finance Company SPV Ltd.
	5.88% due 09/25/22	03/12/15	138,136	45,605
			440,353	265,107
Investment Grade Bond Fund	Customers Bank
	6.13% due 06/26/29	06/24/14	500,000	505,000
	Cadence Bank North America
	6.25% due 06/28/29	06/06/14	200,000	200,000
	TIG Holdings, Inc.
	8.60% due 01/15/27	06/29/05	28,979	28,305
			728,979	733,305
Limited Duration Fund	Schahin II Finance Company SPV Ltd.
	5.88% due 09/25/22	01/08/14	374,795	82,089

THE GUGGENHEIM FUNDS ANNUAL REPORT | 93

NOTES TO FINANCIAL STATEMENTS (concluded)

14. P-Class Shares

Effective May 1, 2015, the Funds started to offer P-Class shares.

P-Class shares of the Funds are offered primarily through broker/dealers and other financial intermediaries with which Guggenheim Funds Distributors, LLC has an agreement for the use of P-Class shares of the Funds in investment products, programs or accounts. P-Class shares do not have a minimum initial investment amount, subsequent investment amount or a minimum account balance.

15. Legal Proceedings

Motors Liquidation Company

In June 2015, Guggenheim High Yield Fund became aware that it was named as a defendant in the case entitled Official Committee of Unsecured Creditors of Motors Liquidation Company v. JPMorgan Chase Bank, N.A., et al., Adversary Proceeding No. 09-00504 (Bankr. S.D.N.Y.). The lawsuit was initially filed in the United States Bankruptcy Court for the Southern District of New York on July 31, 2009 by the Official Committee of Unsecured Creditors of Motors Liquidation Company (f/k/a General Motors) against the former holders of an approximately $1.5 billion term loan issued pursuant to a term loan agreement, dated as of November 29, 2006, between General Motors, as borrower, JPMorgan Chase Bank, N.A., as administrative agent (“JPMorgan”), and various institutions as lenders, including Guggenheim High Yield Fund (f/k/a Security Income Fund – High Yield Series). The term loan lenders received a full repayment of the term loan pursuant to a court order issued in connection with the General Motors chapter 11 bankruptcy filing on June 1, 2009. The plaintiffs are seeking a court order that the lenders return the proceeds received in 2009 based on the contention that the security interest held by the lenders was not properly perfected, and as a result the lenders were unsecured creditors at the time General Motors filed for bankruptcy.

This lawsuit does not allege any wrongdoing on the part of the Guggenheim High Yield Fund and the Fund intends to vigorously defend the matter. If the plaintiffs are successful, it is reasonably possible that the Guggenheim High Yield Fund will be required to make payments in some amount (but not likely to exceed approximately $1,000,000), although the Fund may file or otherwise be a party to a cross-claim against a codefendant. At this stage of the proceedings, the Guggenheim High Yield Fund is unable to make a reliable predication as to the outcome of this lawsuit or the effect, if any, on the Fund’s net asset value. The Guggenheim High Yield Fund was not previously aware that it had been named as a defendant in this case because, in 2009, the Bankruptcy Court allowed the plaintiffs to refrain from serving any of the defendants other than JPMorgan with notice of the filing of the lawsuit.

16. Subsequent Event

Beginning on October 1, 2015, A-Class shares of each Fund other than Limited Duration Fund are offered at NAV plus an initial sales charge as follows:

Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge % of Net Amount Invested
Less than $50,000	4.00%	4.17%
$50,000 but less than $100,000	3.75%	3.90%
$100,000 but less than $250,000	2.75%	2.83%
$250,000 but less than $1,000,000	1.75%	1.78%
$1,000,000 or greater	None	None

The current sales charge rates for Limited Duration Fund are as follows:

Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge % of Net Amount Invested
Less than $100,000	2.25%	2.30%
$100,000 to $249,999	1.25%	1.27%
$250,000 or greater	None	None

94 | THE GUGGENHEIM FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
of Guggenheim Funds Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Guggenheim High Yield Fund, Guggenheim Investment Grade Bond Fund, Guggenheim Limited Duration Fund and Guggenheim Municipal Income Fund (four of the series constituting the Guggenheim Funds Trust) (the “Funds”) as of September 30, 2015, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian, brokers, and paying agents or by other appropriate auditing procedures where replies from custodians, brokers, or paying agents were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Funds (four of the series constituting the Guggenheim Funds Trust) at September 30, 2015, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia
November 25, 2015

THE GUGGENHEIM FUNDS ANNUAL REPORT | 95

OTHER INFORMATION (Unaudited)

Tax Information

In January 2016, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2015.

The Trust’s investment income (dividend income plus short-term gains, if any) qualifies as follows:

Of the ordinary income distributions paid during the year, the following funds had the corresponding percentages qualify for the dividends received deduction for corporations:

Fund	Dividend received deduction
High Yield Fund	2.72%
Investment Grade Bond Fund	1.16%
Limited Duration Fund	1.08%

The following amounts of taxable ordinary income dividends paid during the fiscal year qualified for the lower income tax rate available to individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003:

Fund	Qualified dividend income
High Yield Fund	3.26%
Investment Grade Bond Fund	2.15%
Limited Duration Fund	1.08%

Additionally, of the taxable ordinary income distributions paid during the fiscal year ending September 30, 2015, the Fund had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively.

Fund	Qualified	Qualified short-term
High Yield Fund	72.52%	100.00%
Investment Grade Bond Fund	50.26%	0.00%
Limited Duration Fund	55.06%	0.00%

Municipal Income Fund designates $1,248,231 as tax-exempt interest income according to IRC Section 852(b)(5)(A).

With respect to the taxable year ended September 30, 2015, the High Yield Fund hereby designates as capital gain dividends $2,170,457 or, if subsequently determined to be different, the net capital gain of such year.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

96 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Report of the Guggenheim Funds Trust Contracts Review Committee

Guggenheim Funds Trust (the “Trust”) was organized as a Delaware statutory trust on November 8, 2013, and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust includes the following series:

● Guggenheim Alpha Opportunity Fund (“Alpha Opportunity Fund”)	● Guggenheim Capital Stewardship Fund (“Capital Stewardship Fund”)
● Guggenheim Enhanced World Equity Fund (“Enhanced World Equity Fund”)	● Guggenheim Floating Rate Strategies Fund (“Floating Rate Strategies Fund”)
● Guggenheim High Yield Fund (“High Yield Fund”)	● Guggenheim Investment Grade Bond Fund (“Investment Grade Bond Fund”)
● Guggenheim Large Cap Value Fund (“Large Cap Value Fund”)	● Guggenheim Limited Duration Fund (“Limited Duration Fund”)
● Guggenheim Macro Opportunities Fund (“Macro Opportunities Fund”)	● Guggenheim Mid Cap Value Fund (“Mid Cap Value Fund”)
● Guggenheim Mid Cap Value Institutional Fund (“Mid Cap Value Institutional Fund”)	● Guggenheim Municipal Income Fund (“Municipal Income Fund”)
● Guggenheim Risk Managed Real Estate Fund (“Risk Managed Real Estate Fund”)	● Guggenheim Small Cap Value Fund (“Small Cap Value Fund”)
● Guggenheim StylePlus—Large Core Fund (“StylePlus—Large Core Fund”)	● Guggenheim StylePlus—Mid Growth Fund (“StylePlus—Mid Growth Fund”)
● Guggenheim Total Return Bond Fund (“Total Return Bond Fund”)	● Guggenheim World Equity Income Fund (“World Equity Income Fund”)

With the exception of Capital Stewardship Fund, Enhanced World Equity Fund, Floating Rate Strategies Fund, Limited Duration Fund, Macro Opportunities Fund, Risk Managed Real Estate Fund and Total Return Bond Fund, Security Investors, LLC, also known as Guggenheim Investments (“Security Investors”) and an indirect subsidiary of Guggenheim Partners, LLC, a global, diversified financial services firm (“Guggenheim Partners”), serves as investment adviser to each series of the Trust. (Guggenheim Partners, Security Investors, Guggenheim Partners Investment Management, LLC (“GPIM”) and their affiliates may be referred to herein collectively as “Guggenheim.”) In this connection, the Trust and Security Investors have entered into five separate investment management agreements which group the series as follows: (i) Mid Cap Value Fund, Mid Cap Value Institutional Fund, Small Cap Value Fund, StylePlus—Large Core Fund and World Equity Income Fund; (ii) Large Cap Value Fund; (iii) StylePlus—Mid Growth; (iv) Investment Grade Bond Fund, High Yield Fund and Municipal Income Fund; and (v) Alpha Opportunity Fund. (The Funds identified in (i) through (v) above are collectively

THE GUGGENHEIM FUNDS ANNUAL REPORT | 97

OTHER INFORMATION (Unaudited)(continued)

referred to herein as the “SI-Advised Funds.”) Under the terms of the applicable investment management agreement between the Trust and Security Investors, Security Investors also is responsible for overseeing the activities of GPIM, an indirect subsidiary of Guggenheim Partners, with respect to its service as investment sub-adviser to Municipal Income Fund, pursuant to an investment sub-advisory agreement between Security Investors and GPIM (the “Sub-Advisory Agreement”).

GPIM serves as investment adviser with respect to each of Capital Stewardship Fund, Enhanced World Equity Fund, Floating Rate Strategies Fund, Limited Duration Fund, Macro Opportunities Fund, Risk Managed Real Estate Fund and Total Return Bond Fund (collectively, the “GPIM-Advised Funds” and together with the SI-Advised Funds, the “Funds” and individually, a “Fund”). In this connection, the Trust and GPIM have entered into five separate investment advisory agreements which group includes the GPIM-Advised Funds as follows: (i) Enhanced World Equity Fund; (ii) Floating Rate Strategies Fund, Macro Opportunities Fund and Total Return Bond Fund; (iii) Capital Stewardship Fund; (iv) Limited Duration Fund; and (v) Risk Managed Real Estate Fund. (The investment management agreements pertaining to the SIAdvised Funds and the investment advisory agreements pertaining to the GPIM-Advised Funds are referred to herein together as the “Advisory Agreements” and, together with the Sub Advisory Agreement, as the “Agreements.” In addition, unless the context indicates otherwise, GPIM, with respect to its service as investment adviser to the GPIM-Advised Funds, and Security Investors as to the SI-Advised Funds, are each referred to herein as the “Adviser” and together, the “Advisers.”) Under the supervision of the Board of Trustees of the Trust (the “Board,” with the members of the Board referred to individually as the “Trustees”), the Advisers regularly provide (or, as applicable, oversee the provision of) investment research, advice and supervision, a continuous investment program, and direct the purchase and sale of securities and other investments for each Fund’s portfolio.

Following an initial two-year term, the Advisory Agreements continue in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested persons,” as defined by the 1940 Act, of the Trust (the “Independent Trustees”) casting votes in person at a meeting called for such purpose. At meetings held in person on April 29, 2015 (the “April Meeting”) and on May 19, 2015 (the “May Meeting”), the members of the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Advisory Agreements and the Sub-Advisory Agreement in connection with the Committee’s annual contract review schedule.1 As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”). Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Agreements and other principal contracts. In this connection, Independent Legal Counsel advised the Committee of: (i) the responsibilities of board members under applicable law; (ii) the standards for determining what constitutes an excessive fee as delineated by the courts and the factors the Trustees should consider in determining whether to approve the fee arrangements; and (iii) the disclosure requirements pertaining to these approvals, as required by the Securities and Exchange Commission. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. Recognizing that the evaluation process with respect to the services provided by each of the Advisers is an ongoing one, the Committee also considered the variety of written materials, reports and oral presentations it received (and also received by the full Board) throughout the year regarding performance and operating results of the Funds.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help boards of directors/trustees fulfill their advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. Guggenheim prepared a presentation in response to a formal request for information sent by Independent Legal Counsel on behalf of the Independent Trustees. In addition, Guggenheim made a presentation at the April Meeting, which addressed areas identified for discussion by the Committee Chair and Independent Legal Counsel. Throughout

[1]

Since the Capital Stewardship Fund was subject to an investment management agreement approved by the Board for an initial term of two years at an in-person meeting of the Board held on August 19-20, 2014, it was not included in the contract renewal process conducted at the meetings in April and May 2015. Accordingly, references herein to the “Funds” should be understood as referring to all series of the Trust, excluding the Capital Stewardship Fund.

98 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided following the April Meeting (collectively with the foregoing reports and materials, the “Contract Materials”).

Among other things, Guggenheim provided: (i) staffing reports and biographies of those key personnel of each Adviser providing services to the Funds; (ii) descriptions of various services performed by Guggenheim for the provision of a continuous investment program for each Fund, monitoring compliance with Fund investment strategies and statutory requirements, reviewing trading processes and conducting investment performance analyses; (iii) information regarding each Adviser’s compliance and regulatory history, including its Form ADV; and (iv) information concerning the parent company and overall Guggenheim organization and strategic plans and goals, all to assist the Committee in assessing the nature, extent and quality of services provided by each of Security Investors and GPIM, respectively. In addition, Guggenheim’s response included information comparing the investment performance, advisory fees and total expenses of the Funds to other funds (including such information presented in the FUSE reports as well as supplemental information prepared by Guggenheim), charts showing gross revenues, expenses and earnings for Guggenheim by product line and each Fund, including a breakout of various expenses, a description of Guggenheim’s expense allocation methodology and information about the profitability of the Funds to Guggenheim Investments (the investment management business of Guggenheim Partners), financial information for Guggenheim Investments, and certain information about Guggenheim’s insurance policies, business continuity plan, proxy voting procedures, trade allocation, shareholder communications and compliance monitoring, among other things.

The Committee considered the foregoing Contract Materials in the context of its substantial accumulated experience governing the Trust and weighed the factors and standards discussed with Independent Legal Counsel. Following an analysis and discussion of the factors identified below and in the exercise of its business judgment, the Committee concluded that it was in the best interests of the Funds2 to recommend that the Board approve the renewal of each Advisory Agreement and the Sub Advisory Agreement for an additional 12-month term.

Investment Advisory Agreements

Nature, Extent and Quality of Services Provided by each Adviser: With respect to the nature, extent and quality of services currently provided by each Adviser, the Committee considered the information provided by Guggenheim concerning the education, experience, professional affiliations, areas of responsibility and duties of key personnel performing services for the Funds, including those personnel providing compliance oversight. In this connection, the Committee considered Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds and noted Guggenheim’s report on recent additions and departures in personnel who work on matters relating to the Funds or are significant to the operations of each Adviser. The Committee also considered the Advisers’ attention to relevant developments in the mutual fund industry and its observance of compliance and regulatory requirements, and noted that on a regular basis the Board receives and reviews information from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. In addition, the Committee took into account the various compliance and risk management initiatives undertaken by Guggenheim, including, among other things, the hiring of additional staff to support the firm’s Chief Risk Officer, initiatives related to the risks associated with the investment process and risk at the enterprise level, the organization’s risk management infrastructure and critical activities. The Committee also considered Guggenheim’s other initiatives intended to achieve greater enhancements and efficiencies in the organization’s ability to provide services to all of the registered investment companies for which Security Investors, GPIM or another Guggenheim affiliate serves as investment adviser/manager (including the Funds), such as efforts to consolidate compliance manuals and align processes of the Funds with those of other Funds managed by the Advisers or another Guggenheim affiliate. Moreover, in connection with the Committee’s evaluation of the overall package of services provided by each Adviser, the Committee considered each Adviser’s administrative capabilities, including its role in monitoring and coordinating compliance responsibilities with the fund administrator, transfer agent, distributor, custodian and other service providers to the Funds.

[2]

At the May Meeting, the Board determined to close and liquidate the Enhanced World Equity Fund based upon the Adviser’s recommendation (the “Liquidation Proposal”). Following an evaluation of strategic options, the Board determined that liquidation of the Fund as a series of the Trust would be in the best interests of the Fund and its shareholders. In view of the Liquidation Proposal, the Committee recommended the continuation of the Advisory Agreement with respect to the Enhanced World Equity Fund to provide for the continuation of advisory services until such time as the Fund was liquidated.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 99

OTHER INFORMATION (Unaudited)(continued)

With respect to Guggenheim’s resources and the ability of each Adviser to carry out its responsibilities under the applicable Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee certain unaudited financial information concerning the Advisers’ parent company, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”). (The Committee received the audited consolidated financial statements of GPIMH once available following the April Meeting.)

The Committee also considered the acceptability of the terms of each Advisory Agreement (including the scope of services required to be performed by each Adviser). Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and at the May Meeting, as well as other considerations, including the Committee’s knowledge of each Adviser’s quality of performance of its duties through Board meetings, discussions and reports during the year, the Committee concluded that each Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under each Advisory Agreement with respect to the Funds.

Investment Performance: The Committee received, for each Fund, investment returns for the five-year, three-year, one-year and three-month periods ended December 31, 2014, as applicable. In addition, the Committee received a comparison of each Fund’s performance to the performance of a benchmark, a peer group of similar funds and a broader universe of funds identified by FUSE, in each case for the same periods and, with respect to performance universe rankings for each Fund as to the returns of Class A shares, also for the ten-year period ended December 31, 2014, as applicable. The Committee received from FUSE representatives and considered a description of the methodology employed by FUSE for identifying each Fund’s peer group and universe for performance and expense comparisons.

In seeking to evaluate Fund performance over a full market cycle, the Committee generally focused its attention first on five-year and three-year performance rankings as compared to the relevant universe of funds, but also considered more recent performance periods, including the one-year period and, as deemed appropriate, the three-month period, for certain Funds such as for those Funds that were recently launched or had undergone recent changes in the composition of the portfolio management team and/or the investment strategies employed. In this connection, the Committee made the following observations:

Alpha Opportunity Fund: The Fund’s Class A shares outperformed the performance universe median for the five-year and three-year periods, ranking in the 1st and 4th percentiles, respectively. In light of various changes to this Fund, including the resignation of Mainstream Investment Advisors, LLC, effective September 30, 2013, as the Fund’s sub-adviser for the domestic long/short sub-portfolio of the Fund and the assumption by Security Investors of such investment management responsibility, the impact on portfolio management as a result of the Lehman bankruptcy,3 and subsequent changes to the Fund’s investment strategies, a reduction in the fund accounting and administration fee and the re-opening of the Fund to new subscriptions, the Committee considered more recent performance periods, including the one-year and the three-month periods. The Committee observed that the Fund’s Class A shares outperformed the performance universe median for the one-year and three-month periods ended December 31, 2014, ranking in the 11th and 4th percentiles, respectively.

Floating Rate Strategies Fund: The returns of the Fund’s Class A shares ranked in the 6th and 1st percentiles of its performance universe for the three-year and one-year periods ended December 31, 2014, respectively, and outperformed the performance universe median for each of these periods.

High Yield Fund: The Fund’s Class A shares ranked in the 64th, 7th and 46th percentiles of the performance universe for the five-year, three-year and one-year periods ended December 31, 2014, respectively, and outperformed the performance universe median for the three-year and one-year periods.

[3]

The Committee considered the circumstances that affected the management of the Fund as a result of the Fund’s prime broker, Lehman Brothers International Europe (“LBIE”), being placed into administration on September 15, 2008. The Fund’s exposure to LBIE had consisted of short sale proceeds held by LBIE, and restricted long positions held at the Fund’s custodian, as collateral for such short sales, which limited the management of the portfolio.

100 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

Investment Grade Bond Fund: The Fund’s Class A shares outperformed the performance universe median for the five-year, three-year and one-year periods ended December 31, 2014, ranking in the 14th, 4th and 3rd percentiles, respectively. The Committee also noted Guggenheim’s statement that the Fund outperformed its benchmark, the Barclays Capital U.S. Aggregate Index, for the five-year, three-year and one-year periods ended December 31, 2014, and that the current portfolio manager began management in August 2012 and, since that time, performance has been in the 1st quartile.

Large Cap Value Fund: The returns of the Class A shares underperformed the performance universe median for the five-year, three-year and one-year periods ended December 31, 2014, and ranked in the 76th, 60th and 78th percentiles, respectively. In analyzing this performance data, the Committee considered management’s discussion of the effect that stock selection had on the Fund’s performance. The Committee also noted recent measures taken by the Adviser to remedy relative underperformance, including enhancements to the portfolio analytics process with additional risk controls. The Committee took into account the presentations by the Fund’s portfolio management team at recent Board meetings and the team’s view that, although market conditions over the past several years had posed challenges for disciplined, long-term value investors, the long-term investment process employed for the Fund remains effective. The Committee also considered subsequent discussions with Guggenheim’s Assistant Chief Investment Officer (Equities) and the Managing Director of Equities concerning the portfolio management team’s investment thesis and portfolio construction processes and the continued confidence expressed by Guggenheim management in the portfolio management team’s capabilities, citing improved performance for the year-to-date as of March 31, 2015. In this connection, the Committee observed that, as to the Fund’s longer term performance track record, the FUSE report listed the returns for the Fund’s Class A shares for the ten-year period ended December 31, 2014, which exceeded the performance universe median, ranking in the 45th percentile. The Committee also noted Guggenheim’s commitment to monitor the Fund’s performance and update the Independent Trustees on a quarterly basis as to the impact of the process enhancements implemented to-date and advise on other steps that might be taken to address the Fund’s underperformance, if necessary.

Limited Duration Fund: The Committee noted the Fund’s inception date of December 16, 2013 and observed that the returns of the Fund’s Class A shares ranked in the 8th and 18th percentiles of the performance universe for the one-year and three-month periods ended December 31, 2014, respectively, outperforming the median returns.

Macro Opportunities Fund: The returns of the Fund’s Class A shares ranked in the 3rd and 8th percentiles of the performance universe for the three-year and one-year periods ended December 31, 2014, respectively, and outperformed the performance universe median for each of these periods. The Committee considered information provided by Guggenheim indicating that the Fund, which commenced operations on November 30, 2011, outperformed its benchmark, the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index, for the three-year and one-year periods ended December 31, 2014.

Mid Cap Value Fund: The returns of the Class A shares underperformed the performance universe median for the five-year, three-year and one-year periods ended December 31, 2014, and ranked in the 92nd, 80th and 67th percentiles, respectively. In analyzing this performance data, the Committee considered management’s discussion of the effect that stock selection had on the Fund’s performance. The Committee also noted recent measures taken by the Adviser to remedy relative underperformance, including enhancements to the portfolio analytics process with additional risk controls. The Committee took into account the presentations by the Fund’s portfolio management team at recent Board meetings and the team’s view that, although market conditions over the past several years had posed challenges for disciplined, long-term value investors, the long-term investment process employed for the Fund remains effective. The Committee also considered subsequent discussions with Guggenheim’s Assistant Chief Investment Officer (Equities) and the Managing Director of Equities concerning the portfolio management team’s investment thesis and portfolio construction processes and the continued confidence expressed by Guggenheim management in the portfolio management team’s capabilities, citing improved performance for the year-to-date as of March 31, 2015. In this connection, the Committee observed that, as to the Fund’s longer term performance track record, the FUSE report listed the Fund’s performance for the ten-year period ended December 31, 2014 in the 1st quartile (22nd percentile) and that, according to Guggenheim, the Fund outperformed its benchmark over the same period and since inception. The Committee also noted Guggenheim’s statement that the underperformance for the five-year period is heavily influenced by the lagging performance in calendar year 2011 where growth and large cap stocks were rewarded over value and issuers

THE GUGGENHEIM FUNDS ANNUAL REPORT | 101

OTHER INFORMATION (Unaudited)(continued)

with smaller market capitalizations. In addition, the Committee noted Guggenheim’s commitment to monitor the Fund’s performance and update the Independent Trustees on a quarterly basis as to the impact of the process enhancements implemented to-date and advise on other steps that might be taken to address the Fund’s underperformance, if necessary.

Mid Cap Value Institutional Fund: The Fund’s returns underperformed the performance universe median for the five-year, three-year and one-year periods ended December 31, 2014 and ranked in the 88th, 72nd and 61st percentiles, respectively. In analyzing this performance data, the Committee considered management’s discussion of the effect that stock selection had on the Fund’s performance. The Committee also noted recent measures taken by the Adviser to remedy relative underperformance, including enhancements to the portfolio analytics process with additional risk controls. The Committee took into account the presentations by the Fund’s portfolio management team at recent Board meetings and the team’s view that, although market conditions over the past several years had posed challenges for disciplined, long-term value investors, the long-term investment process employed for the Fund remains effective. The Committee also considered subsequent discussions with Guggenheim’s Assistant Chief Investment Officer (Equities) and the Managing Director of Equities concerning the portfolio management team’s investment thesis and portfolio construction processes and the continued confidence expressed by Guggenheim management in the portfolio management team’s capabilities, citing improved performance for the year-to-date as of March 31, 2015. In addition, the Committee noted Guggenheim’s statement that the underperformance for the five-year period is heavily influenced by the lagging performance in calendar year 2011 where growth and large cap stocks were rewarded over value and issuers with smaller market capitalizations. The Committee also considered Guggenheim’s commitment to monitor the Fund’s performance and update the Independent Trustees on a quarterly basis as to the impact of the process enhancements implemented to-date and advise on other steps that might be taken to address the Fund’s underperformance, if necessary.

Municipal Income Fund: The Committee considered that Security Investors does not directly manage the investment portfolio but has delegated such duties to GPIM. Based on the information provided and the review of the Fund’s investment performance, the Committee concluded that Security Investors had appropriately reviewed and monitored GPIM’s investment performance as Sub-Adviser to the Fund.

Risk Managed Real Estate Fund: The returns of the Fund’s Class A shares ranked in the 67th percentile of its performance universe for the three-month period ended December 31, 2014. The Committee considered that the Fund was recently organized as of February 12, 2014 and has a limited period of operation.

StylePlus—Large Core Fund: The Fund implemented a strategy change and a new portfolio management team in May 2013. In light of the foregoing, the Committee considered more recent performance periods, including the one-year and three-month periods ended December 31, 2014, and observed that the returns of the Fund’s Class A shares exceeded the median of its performance universe for both periods, ranking in the 10th and the 41st percentiles for the one-year and three-month periods, respectively. The Committee also took into account that the Fund outperformed its benchmark for the one-year period ended December 31, 2014.

StylePlus—Mid Growth Fund: The Fund implemented a strategy change and a new portfolio management team in May 2013. In light of the foregoing, the Committee considered more recent performance periods, including the one-year and three-month periods ended December 31, 2014, and observed that the returns of the Fund’s Class A shares exceeded the median of its performance universe for both periods, ranking in the 13th and 36th percentiles for the one-year and three-month periods, respectively. The Committee also took into account that the Fund had outperformed its benchmark for the one-year period ended December 31, 2014.

Small Cap Value Fund: The Fund underperformed its performance universe median for the five-year, three-year and one-year periods ended December 31, 2014 and ranked in the 87th, 71st and 92nd percentiles, respectively. In analyzing this performance data, the Committee considered management’s discussion of the effect that stock selection had on the Fund’s performance. The Committee also noted recent measures taken by the Adviser to remedy relative underperformance, including enhancements to the portfolio analytics process with additional risk controls. The Committee took into account the presentations by the Fund’s portfolio management team at recent Board meetings and the team’s view that, although market conditions over the past several years had posed challenges for disciplined, long-term value investors, the long-term investment process employed for the Fund remains effective. The Committee also considered subsequent discussions with Guggenheim’s Assistant Chief Investment Officer (Equities) and the Managing

102 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

Director of Equities concerning the portfolio management team’s investment thesis and portfolio construction processes and the continued confidence expressed by Guggenheim management in the portfolio management team’s capabilities, citing improved performance for the year-to-date as of March 31, 2015. In addition, the Committee noted Guggenheim’s statement that the underperformance for the five-year period is heavily influenced by the lagging performance in calendar year 2011 where growth and large cap stocks were rewarded over value and issuers with smaller market capitalizations. The Committee also considered Guggenheim’s commitment to monitor the Fund’s performance and update the Independent Trustees on a quarterly basis as to the impact of the process enhancements implemented to-date and advise on other steps that might be taken to address the Fund’s underperformance, if necessary.

Total Return Bond Fund: The returns of the Fund’s Class A shares ranked in the 1st and 2nd percentiles of its performance universe for the three-year and one-year periods ended December 31, 2014, respectively, and outperformed the performance universe median for each of these periods.

World Equity Income Fund: The Fund implemented a strategy change and a new portfolio management team in August 2013. In light of the foregoing, the Committee considered more recent performance periods, including the one-year and three-month periods ended December 31, 2014, and observed that the returns of the Fund’s Class A shares exceeded its performance universe median for the one-year period, ranking in the 27th percentile, and lagged its performance universe median for the three-month period, ranking in the 83rd percentile.

After reviewing the foregoing and related factors, the Committee concluded, within the context of its overall conclusions regarding the Advisory Agreements, that: (i) each Fund’s performance was acceptable; or (ii) it was satisfied with Guggenheim’s responses and efforts relating to investment performance.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Investment Manager from Its Relationship with the Funds: The Committee compared each Fund’s contractual advisory fee and total net expense ratio to the applicable peer group and compared each Fund’s total net expense ratio to its universe of funds for the various classes. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements) of the peer group of funds. In addition, the Committee considered each Fund’s advisory fee as compared to the advisory fee charged by the applicable Adviser to another fund and/or institutional separate account with a similar investment objective and strategies, as applicable, noting that, in certain instances, the Adviser charges a lower advisory fee to other clients. The Committee considered Guggenheim’s explanation that lower fees are charged in certain instances due to numerous factors, including the scope of contract, types of investors, applicable regulatory and legal structures, tax status, and for historical pricing reasons. In this regard, the Committee took into account Guggenheim’s assertion that the differences in fees reflected the Advisers’ greater level of responsibilities and significantly broader scope of services regarding the Funds, the more extensive regulatory obligations and risks associated with managing the Funds, and other financial considerations with respect to the Funds.

In further considering the comparative fee and expense data presented in the Contract Materials and addressed by Guggenheim, the Committee made the following observations:

Alpha Opportunity Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the asset weighted total net expense ratio are in the second quartile (27th and 45th percentiles, respectively) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

Floating Rate Strategies Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the fourth quartile (82nd percentile) of its peer group and the asset weighted total net expense ratio is in the third quartile (61st percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 103

OTHER INFORMATION (Unaudited)(continued)

High Yield Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (40th percentile) of its peer group and the asset weighted total net expense ratio is in the fourth quartile (77th percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

Investment Grade Bond Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the third quartile (67th percentile) of its peer group and the asset weighted total net expense ratio is in the fourth quartile (84th percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

Large Cap Value Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (31st percentile) of its peer group and the asset weighted total net expense ratio is in the first quartile (22nd percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

Limited Duration Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the third quartile (72nd percentile) of its peer group and the asset weighted total net expense ratio is in the second quartile (45th percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

Macro Opportunities Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the fourth quartile (85th percentile) of its peer group and the asset weighted total net expense ratio is in the third quartile (61st percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

Mid Cap Value Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (43rd percentile) of its peer group and the asset weighted total net expense ratio is in the fourth quartile (85th percentile) of its peer group.

Mid Cap Value Institutional Fund: The contractual advisory fee of the Fund is in the first quartile (15th percentile) of its peer group and the total net expense ratio is in the third quartile (69th percentile) of its peer group.

Municipal Income Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the asset weighted total net expense ratio are in the second quartile (26th and 38th percentiles, respectively) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

Risk Managed Real Estate Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the asset weighted total net expense ratio are in the first quartile (1st percentile as to each) of its peer group.

StylePlus—Large Core Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the asset weighted total net expense ratio are in the fourth quartile (80th and 100th percentiles, respectively) of its peer group.

StylePlus—Mid Growth Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (34th percentile) of its peer group and the asset weighted total net expense ratio is in the fourth quartile (100th percentile) of its peer group.

Small Cap Value Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the fourth quartile (78th percentile) of its peer group and the asset weighted total net expense ratio is in the first quartile (25th percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

104 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

Total Return Bond Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the fourth quartile (86th percentile) of its peer group and the asset weighted total net expense ratio is in the first quartile (19th percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

World Equity Income Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (27th percentile) of its peer group and the asset weighted total net expense ratio is in the fourth quartile (80th percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

With respect to the costs of services provided and profits realized by Guggenheim Investments from its relationship with the Funds, the Committee reviewed a profitability analysis and data from management for each Fund setting forth the average assets under management for the twelve months ended December 31, 2014, ending assets under management as of December 31, 2014, gross revenues received by Guggenheim Investments, expenses incurred in providing services to the Funds, earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2013. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis. In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the complexity of the investment strategies employed for the Funds, in addition to the foregoing data and various figures.

The Committee considered other benefits available to each Adviser because of its relationship with the Funds and noted that Security Investors and GPIM may be deemed to benefit from arrangements whereby an affiliate, Rydex Fund Services, LLC, receives fees for (i) performing certain administrative functions and bookkeeping, accounting and pricing functions for the Funds pursuant to a Fund Accounting and Administration Agreement, and (ii) acting as transfer agent for the Funds and performing all shareholder servicing functions, including transferring record ownership, processing purchase and redemption transactions, answering inquiries, mailing shareholder communications, and acting as the dividend disbursing agent pursuant to a Transfer Agency Agreement. The Committee reviewed the compensation arrangements for the provision of the foregoing services. The Committee also noted Guggenheim’s statement that it may benefit from marketing synergies arising from offering a broad spectrum of products, including the Funds. Based on all of the information provided and its review, the Committee determined that Guggenheim Investments’ profitability from its relationship with the Funds was not unreasonable.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Funds were being passed along to the shareholders. In this connection, the Committee also noted the Adviser’s statement that Guggenheim continues to develop the infrastructure needed to support Fund asset growth and to achieve economies of scale across the firm’s various products and product lines. Thus, while Guggenheim may be benefiting from certain economies of scale and related cost efficiencies, it is concurrently realizing new costs and expenses associated with investment in infrastructure, personnel and systems.

In addition, the Committee considered the size of the Funds and the competitiveness of and/or other determinations made regarding the current advisory fee for each Fund. The Committee also took into account Guggenheim’s statement that generally the Funds’ assets are not sufficiently large to warrant breakpoints, with only four Funds—Floating Rate Strategies Fund, Macro Opportunities Fund, Mid Cap Value Fund, and Total Return Bond Fund—having assets in excess of (or approaching) $1 billion as of March 31, 2015. With respect to the four Funds noted, the Committee noted that none of the Funds had levels of profitability that were outliers and made the following observations:

Floating Rate Strategies Fund: The Adviser has entered into an expense limitation agreement with respect to the Fund. In addition, the Fund’s total net expense ratio is competitive with the peer group median.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 105

OTHER INFORMATION (Unaudited)(continued)

Macro Opportunities Fund: The Adviser has entered into an expense limitation agreement with respect to the Fund. Although the contractual advisory fee is in the fourth quartile of its peer group, the total net expense ratio is competitive with the peer group median. In addition, as noted, the Committee considered Guggenheim’s statement that the Fund is unique to its peer group in that it has a broader investment mandate with greater opportunistic flexibility.

Mid Cap Value Fund: The Fund’s contractual advisory fee is in line with the peer group median (43rd percentile) and the total net expense ratio is competitive with the peer group median.

Total Return Bond Fund: The Adviser has entered into an expense limitation agreement with respect to the Fund. Although the contractual advisory fee is in the fourth quartile of its peer group, the total net expense ratio is in the first quartile (19th percentile).

The Committee determined that, taking into account all relevant factors, the advisory fee structure for each Fund was reasonable.

Sub-Advisory Agreement

Nature, Extent and Quality of Services Provided by the Sub-Adviser: With respect to the nature, extent and quality of services provided by GPIM (referred to in this discussion as the “Sub-Adviser”), the Committee considered the qualifications, experience and skills of the Sub Adviser’s portfolio management and other key personnel and information from the Sub-Adviser describing the scope of its services to Municipal Income Fund. The Committee also considered the information provided by the Sub-Adviser concerning the Sub-Adviser’s investment practices and techniques and compliance policies and procedures, among other things. With respect to Guggenheim’s resources and the Sub-Adviser’s ability to carry out its responsibilities under the Sub-Advisory Agreement, the Committee included as part of its considerations the unaudited financial information concerning GPIMH presented by the Chief Financial Officer of Guggenheim Investments. (As noted, the Committee received the audited consolidated financial statements of GPIMH once available following the April Meeting.)

The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement. Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and at the May Meeting, as well as other considerations, including the Committee’s knowledge of the Sub-Adviser’s quality of performance of its duties through Board meetings, discussions and reports throughout the year, the Committee concluded that the Sub-Adviser and its personnel were qualified to serve Municipal Income Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Sub Advisory Agreement.

Investment Performance: The Committee considered that the Fund’s Class A shares outperformed the performance universe for the five-year and three-year periods ended December 31, 2014, ranking in the 1st and 35th percentiles, respectively. On January 13, 2012, the Fund acquired the assets and assumed the liabilities of TS&W/Claymore Tax-Advantaged Balanced Fund (the “Predecessor Fund”), a closed-end fund which used different investment strategies and had different investment advisers. Class A shares of the Fund have assumed the performance, financial and other historical information of the Predecessor Fund’s common shares and the performance of Class A shares of the Fund reflects the performance of the Predecessor Fund. In light of the foregoing, the Committee took into account more recent periods and noted that the Fund’s Class A shares outperformed the performance universe median for the one-year and three-month periods ended December 31, 2014, ranking in the 18th and 47th percentiles, respectively. In this connection, the Committee also considered that the Fund outperformed its benchmark over the one-year and three-month periods ended December 31, 2014.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Sub Adviser from Its Relationship with the Fund: The Committee reviewed the level of sub-advisory fees payable to GPIM, noting that the fees would be paid by Security Investors and do not impact the fees paid by the Fund. The Committee also compared the sub-advisory fee paid by the Adviser to the Sub-Adviser to the fees charged by the Sub-Adviser to other clients including other registered investment companies.

106 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(concluded)

Economies of Scale: The Committee recognized that, because the Sub Adviser’s fees would be paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the applicable Advisory Agreement, which was separately considered. (See “Advisory Agreements – Economies of Scale” above.)

Overall Conclusions

Based on the foregoing, the Committee determined that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of the Agreements is in the best interests of each Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his business judgment, may attribute different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement and the Sub-Advisory Agreement for an additional 12-month term. Thereafter, on May 20, 2015, the Board, including all of the Independent Trustees, approved the renewal of each Advisory Agreement and the Sub-Advisory Agreement for an additional 12-month term.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 107

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee	Since 2014	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	107	Current: Trustee, Purpose Investments Inc. (2014-Present).
Donald A. Chubb, Jr. (1946)	Trustee	Since 1994	Current: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-present).	103	Current: Midland Care, Inc. (2011-present).
Jerry B. Farley (1946)	Trustee	Since 2005	Current: President, Washburn University (1997-present).	103	Current: Westar Energy, Inc. (2004-present); CoreFirst Bank & Trust (2000-present).
Roman Friedrich III (1946)	Trustee and Chairman of the Contracts Review Committee	Since 2014	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present). Former: Senior Managing Director, MLV & Co. LLC (2010-2011).	103	Current: Zincore Metals, Inc. (2009-present). Former: Axiom Gold and Silver Corp. (2011-2012).
Robert B. Karn III (1942)	Trustee and Chairman of the Audit Committee	Since 2014	Current: Consultant (1998-present). Former: Arthur Andersen (1965-1997) and Managing Partner, Financial and Economic Consulting, St. Louis office (1987-1997).	103	Current: Peabody Energy Company (2003-present); GP Natural Resource Partners, LLC (2002- present).
Ronald A. Nyberg (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2014	Current: Partner, Nyberg & Cassioppi, LLC (2000-present). Former: Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	109	Current: Edward-Elmhurst Healthcare System (2012-present).

108 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES - concluded
Maynard F. Oliverius (1943)	Trustee	Since 1998	Current: Retired. Former: President and CEO, Stormont-Vail HealthCare (1996-2012).	103	Current: Fort Hays State University Foundation (1999-present); Stormont-Vail Foundation (2013-present); University of Minnesota HealthCare Alumni Association Foundation (2009-present).
Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of the Board	Since 2014	Current: Portfolio Consultant (2010-present). Former: Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	106	Former: Bennett Group of Funds (2011-2013).
INTERESTED TRUSTEES
Donald C. Cacciapaglia*** (1951)	President, Chief Executive Officer and Trustee	Since 2012	Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present). Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	239

Current: Clear Spring Life Insurance Company (2015-present); Guggenheim Partners Japan, Ltd. (2014-present); Delaware Life (2013-present); Guggenheim Life and Annuity Company (2011-present); Paragon Life Insurance Company of Indiana (2011-present).

*	The business address of each Trustee is c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850.
**	Each Trustee serves an indefinite term, until his successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***	This Trustee is deemed to be an "interested person" of the Funds under the 1940 Act by reason of his position with the Funds' Investment Manager and/or the parent of the Investment Manager.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 109

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS
Joseph M. Arruda (1966)	Assistant Treasurer	Since 2010

Current: Assistant Treasurer, certain other funds in the Fund Complex (2006-present); Vice President, Security Investors, LLC (2010-present); CFO and Manager, Guggenheim Specialized Products, LLC (2009-present).

Former: Vice President, Security Global Investors, LLC (2010-2011); Vice President, Rydex Advisors, LLC (2010); Vice President, Rydex Advisors II, LLC (2010).

William H. Belden, III (1965)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2006-present); Managing Director, Guggenheim Funds Investment Advisors, LLC (2005-present).

Former: Vice President of Management, Northern Trust Global Investments (1999-2005).

Mark J. Furjanic (1959)	Assistant Treasurer	Since 2014	Current: Vice President, Guggenheim Investments (2005-present); Assistant Treasurer, certain other funds in the Fund Complex (2008-present). Former: Senior Manager, Ernst & Young LLP (1999-2005).
James Howley (1972)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2004-present) ; Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Amy J. Lee (1961)	Vice President and Chief Legal Officer	Since 2007 (Vice President) Since 2014 (Chief Legal Officer)

Current: Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014

Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Senior Associate, Guggenheim Investments (2012-present).

Former: J.D., University of Kansas School of Law (2009-2012).

110 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS - concluded
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: CCO, certain other funds in the Fund Complex (2012-present); CCO, Security Investors, LLC (2012-present); CCO, Guggenheim Funds Investment Advisors, LLC (2012-present); Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (March 2014-present).

Former: CCO, Guggenheim Distributors, LLC (2009-March 2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

Alison Santay (1974)	AML Officer	Since 2013

Current: AML Officer, certain other funds in the Fund Complex (2010-present); Director and AML Officer, Rydex Fund Services, LLC (2010-present); AML Officer, Security Investors, LLC (2010-present); Director, Shareholder Risk and Compliance, Rydex Fund Services, LLC (2004-present).

Former: AML Officer, Guggenheim Distributors, LLC (2013-2014).

Kimberly Scott (1974)	Assistant Treasurer	Since 2014

Current: Vice President, Guggenheim Investments (2012-present) ; Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer and Treasurer	Since 2014

Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

*	The business address of each officer is c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 111

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)

Rydex Funds, Guggenheim Funds, Rydex Investments, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Security Distributors, Inc., Guggenheim Partners Investment Managers, LLC, and Rydex Advisory Services (Collectively “Guggenheim Investments”).

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone—whether it is your personal information or if you are a current or former Guggenheim Investments client.

The Information We Collect About You

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Investments funds or one of the Guggenheim Investments affiliated companies. “Nonpublic personal information” is personally identifiable private information about you. For example, it includes information regarding your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

How We Handle Your Personal Information

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new Rydex and Guggenheim Investments funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

Opt Out Provisions

We do not sell your personal information to anyone. The law allows you to “opt out” of only certain kinds of information sharing with third parties. The firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

112 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)(concluded)

How We Protect Privacy Online

Our concern for the privacy of our shareholders also extends to those who use our web site, guggenheiminvestments.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Guggenheim Investments web site offers customized features that require our use of “http cookies”—tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your email address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We’ll Keep You Informed

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us at 800.820.0888 or 301.296.5100.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 113

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

9.30.2015

Guggenheim Funds Annual Report

Fundamental Alpha
Guggenheim Mid Cap Value Fund

SBMCV-ANN-0915x0916	guggenheiminvestments.com

GUGGENHEIM

Go Green!

Eliminate Mailbox Clutter

Go paperless with Guggenheim Investments eDelivery—a service giving you full online access to account information and documents. Save time, cut down on mailbox clutter, and be a friend to the environment with eDelivery.

With Guggenheim Investments eDelivery, you can:

- View online confirmations and statements at your convenience.
- Receive email notifications when your most recent confirmations, statements, and other account documents are available for review.
- Access prospectuses, annual reports, and semiannual reports online.

It's easy to enroll:

1. Visit **guggenheiminvestments.com/edelivery**
2. Follow the simple enrollment instructions

If you have questions about the Guggenheim Investments eDelivery service, contact one of our Shareholder Services Representatives at 800.820.0888.

This report and the financial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Distributed by Guggenheim Funds Distributors, LLC. GI-GOGREEN-0415 x0416 #17714

Guggenheim Investments eDelivery Service Notice **A**

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	3
ABOUT SHAREHOLDERS’ FUND EXPENSES	5
MID CAP VALUE FUND	8
NOTES TO FINANCIAL STATEMENTS	23
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	32
OTHER INFORMATION	33
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	52
GUGGENHEIM INVESTMENTS PRIVACY POLICIES	60

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

September 30, 2015

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the shareholder report for Guggenheim Mid Cap Value Fund (the “Fund”) for the annual fiscal period ended September 30, 2015.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Fund. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Managers’ Commentary for the Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Donald C. Cacciapaglia
President
October 31, 2015

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

Mid Cap Value Fund may not be suitable for all investors. ● An investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. ● The intrinsic value of the underlying stocks may never be realized, or the stock may decline in value. ● Investments in small- and/or mid-sized company securities may present additional risks such as less predictable earnings, higher volatility and less liquidity than larger, more established companies.

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	September 30, 2015

At the end of the period, the underlying U.S. economy continued to maintain its strong footing. A market correction that began in August persisted through the end of the period; September and October are historically difficult times for the stock market, and by extension, risk assets of any kind, including credit.

Markets had been performing solidly for most of the period. Growth mid-year bounced back from a weather-induced slowdown in the first quarter, with GDP increasing 3.9% for the second quarter. The labor and housing markets continued to strengthen, and the drop in gas prices was acting as a tax cut, which was expected to increase consumer spending power going into the holiday season. Even though labor markets are moving toward full employment, questions remain about the viability of sustained economic expansion in the U.S. In particular, there is debate about the net effect of declining energy prices and a stronger dollar. These are both positive for the U.S. consumer, but low oil prices hurt the U.S. energy industry and a strong dollar is challenging for U.S. manufacturers. In addition, oil prices and the strong dollar exert a downward pressure on inflation, and a risk of deflation is a negative for the economy.

At the same time, currency devaluation, particularly in Japan and the euro zone, is putting pressure on countries to devalue to improve export competitiveness. Those countries slow to devalue, like China, are feeling economic pressure at home, driving down asset prices, and increasing deflationary pressures, escalating the risk of financial contagion abroad. China may have to devalue the renminbi further due to continued slowing in the economy. Combined with the tepid expansion in both Europe and Japan, the pressure will be for central banks there to increase easing measures.

The U.S. Federal Reserve (the “Fed”) is hard pressed to justify a rate increase based on its self-prescribed metrics, which include rising inflation and an improved employment situation with clearly rising wages. At best, policymakers can argue that the prospects for wage growth and inflation are improving, but clear evidence is lacking.

A preemptive rate increase seems risky and opens the Fed to potential criticism given the fragility in financial markets and the prospect that rising U.S. rates could further strengthen the dollar and also potentially exacerbate foreign economic turbulence. While prices and wages remain tame, the risk of another asset bubble is increasing. The longer policy remains highly accommodative, the greater the likelihood that asset classes including commercial real estate, equities, or certain categories of bonds could become overvalued.

At period end, the risk of financial contagion remained high, which could result in central banks providing additional liquidity or delaying rate increases. Use of the monetary printing press is a handy tool to prop up asset prices and temporarily spur

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	September 30, 2015

economic growth, which is the main reason a recession does not appear to be on the horizon for either the G-7 nations or China. It’s also worth noting that there has never been a recession in the post-war period without the Fed first raising interest rates, after which it typically takes several years for a recession to be induced.

For the 12 months ended September 30, 2015, the Standard & Poor’s 500® Index* (“S&P 500®”) returned -0.61%. The Morgan Stanley Capital International (“MSCI”) Europe-Australasia-Far East (“EAFE”) Index* returned -8.66%. The return of the MSCI Emerging Markets Index* was -19.28%.

In the bond market, the Barclays U.S. Aggregate Bond Index* posted a 2.94% return for the period, while the Barclays U.S. Corporate High Yield Index* returned -3.43%. The return of the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.02% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar (“USD”)-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS.

Barclays U.S. Corporate High Yield Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

Russell 2500® Value Index measures the performance of the small-to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2015 and ending September 30, 2015.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2015	Ending Account Value September 30, 2015	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Mid Cap Value Fund
A-Class	1.44%	(10.26%)	$ 1,000.00	$ 897.40	$ 6.85
C-Class	2.17%	(10.60%)	1,000.00	894.00	10.30
P-Class[4]	1.85%	(9.26%)	1,000.00	907.40	7.25

Table 2. Based on hypothetical 5% return (before expenses)
Mid Cap Value Fund
A-Class	1.44%	5.00%	$ 1,000.00	$ 1,017.85	$ 7.28
C-Class	2.17%	5.00%	1,000.00	1,014.19	10.96
P-Class[4]	1.85%	5.00%	1,000.00	1,015.79	9.35

[1]	Annualized and excludes expenses of the underlying funds in which the Fund invests.
[2]

Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period March 31, 2015 to September 30, 2015.
[4]

Since commencement of operations: May 1, 2015. Expenses paid based on actual Fund return are calculated using 150 days from the commencement of operations. Expenses paid based on hypothetical 5% return are calculated using 183 days.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2015

To Our Shareholders:

Guggenheim Mid Cap Value Fund (the “Fund”) is managed by a team of seasoned professionals led by James Schier, CFA, Senior Portfolio Manager. During the period, the following individuals were added as Portfolio Managers to the Fund: Scott Hammond, Managing Director and Portfolio Manager; Farhan Sharaff, Assistant Chief Investment Officer, Equities; and Gregg Strohkorb, CFA. In the following paragraphs, the team discusses performance of the Fund for the fiscal year ended September 30, 2015.

For the year ended September 30, 2015, the Guggenheim Mid Cap Value Fund returned -6.83%1, compared with the -2.44% return of its benchmark, the Russell 2500 Value Index.

Strategy and Market Overview

Our investment approach focuses on understanding how companies make money and how easily companies can improve returns, maintain existing high levels of profitability, or benefit from change that occurs within the industries in which they operate. In today’s rapidly changing environment marked by very sharp and quick, but constrained volatility, our long-term orientation and discipline are a competitive advantage. This should become especially critical when the environment of indiscriminant valuation expansion subsides, and fundamentals once again become a more dominant factor in the market.

Performance Review

Stock selection in Utilities sector was the leading contributor to performance. The Fund’s Utilities sector holdings, weighted about the same as the index, returned twice that of the index. Within the sector, the Fund favored companies that have meaningful exposure to non-regulated businesses. Stock selection within the Materials sector was another large contributor to performance. The Fund’s Materials holdings had a negative return, but lost considerably less than the sector in the index.

The leading individual contributor to performance was Hanover Insurance Group, Inc., one of the Fund’s long-time largest holdings. The Fund favored the property and casualty market because of its positive pricing trends. Other large contributors were companies with strong earnings: Mednax, Inc., a provider of physician management services with specialty in neonatal care, and Hologic, Inc., a maker of diagnostic devices.

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)(continued)	September 30, 2015

The leading detractor from return for the period was stock selection in the Energy sector. Commodity-oriented companies performed poorly late in the period across all industries, and Energy was especially weak. The lack of holdings in refining or other sub-industries less impacted by crude’s weakness was a detriment. Companies such as Whiting Petroleum Corp. and Oasis Petroleum, Inc., that are essentially 100% dependent on crude pricing—as they operate in the Bakken, where all production is crude oil—were especially weak. Whiting Petroleum, Corp. was the leading individual detractor for the year followed by Oasis Petroleum, Inc. and Resolute Energy Corp.

The second-leading detractor from return was the Fund’s stock selection in the Information Technology sector. Maxwell Technologies was leading detractor in that sector. It has faced challenges in transitioning the business from a lumpy Chinese bus market to domestic offerings of ultra-capacitors.

Portfolio Positioning

The largest relative sector exposures for the year were an underweight in Financials and an overweight in Consumer Staples.

Within Financials, the underweighting in REITs (real estate investment trusts) was damaging early in the period, when this industry performed well. In early 2015, we began to view REITs as a sector rather than an industry within a sector, leading the Fund to have a weighting that is in line with the minimum the Fund would have for any significant sector. The weighting disparity was significantly lower at the end of the period. That brought the Financials sector closer to equal weight with the index.

The overweight to Consumer Staples was a significant contributor to return for the year. It was driven by our bottom-up fundamental research having identified several companies with favorable risk-return profiles.

Portfolio and Market Outlook

Despite a firming economy, investors continued to be very cautious during the quarter as safe-haven areas such as Consumer Staples, Utilities, and REITs performed the best, while Energy, Information Technology, and Industrials lagged. Companies tied to the commodity cycle were especially hard hit late in the period. As the world continues to look towards the U.S. economy to be the engine for growth, and as foreign investors continue to fear the safety of their own currencies and economies, interest in U.S. assets should continue to be robust. The prolonged decline in U.S. government bond yields should continue to make equities an attractive alternative for incremental investment dollars.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

MANAGERS’ COMMENTARY (Unaudited)(concluded)	September 30, 2015

Our portfolios tend to reflect a bias toward companies with balance sheet quality. We continue to find niche companies with what we believe to be attractive growth opportunities, and, as such, are constructive on the outlook.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2015

MID CAP VALUE FUND

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	May 1, 1997
C-Class	January 29, 1999
P-Class	May 1, 2015

Ten Largest Holdings (% of Total Net Assets)
Hanover Insurance Group, Inc.	2.7%
Reinsurance Group of America, Inc. — Class A	2.4%
MEDNAX, Inc.	2.3%
FLIR Systems, Inc.	2.2%
Ameren Corp.	2.1%
Alleghany Corp.	2.1%
Pinnacle West Capital Corp.	2.0%
Computer Sciences Corp.	1.9%
Sonoco Products Co.	1.9%
FirstMerit Corp.	1.8%
Top Ten Total	21.4%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2015

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2015

	1 Year	5 Year	10 Year
A-Class Shares	-6.83%	7.68%	6.62%
A-Class Shares with sales charge†	-11.26%	6.42%	5.99%
C-Class Shares	-7.49%	6.90%	5.84%
C-Class Shares with CDSC§	-8.28%	6.90%	5.84%
Russell 2500 Value Index	-2.44%	11.49%	6.31%

			Since Inception (05/01/15)
P-Class Shares			-9.26%
Russell 2500 Value Index			-9.95%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2500 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class and P-Class will vary due to differences in fee structures.

†

Effective February 22, 2011, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the 5 Year and 10 Year average annual returns (based on subscriptions made prior to February 22, 2011), and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after February 22, 2011.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	September 30, 2015
MID CAP VALUE FUND

	Shares	Value

COMMON STOCKS† - 96.2%

Financial - 32.0%
Hanover Insurance Group, Inc.	212,500	$16,511,249
Reinsurance Group of America, Inc. — Class A	160,124	14,505,633
Alleghany Corp.*	27,380	12,816,852
FirstMerit Corp.	617,990	10,919,883
Wintrust Financial Corp.	169,790	9,071,880
Camden Property Trust	121,140	8,952,246
Zions Bancorporation	324,220	8,929,019
BioMed Realty Trust, Inc.	446,830	8,927,663
CubeSmart	316,440	8,610,332
Popular, Inc.	284,550	8,601,947
Endurance Specialty Holdings Ltd.	130,600	7,970,518
Sun Communities, Inc.	110,750	7,504,420
Assured Guaranty Ltd.	296,810	7,420,250
Kilroy Realty Corp.	101,880	6,638,501
Apartment Investment & Management Co. — Class A	176,500	6,534,030
Radian Group, Inc.	362,770	5,771,671
Fulton Financial Corp.	428,119	5,180,240
Jones Lang LaSalle, Inc.	35,790	5,145,528
Trustmark Corp.	208,590	4,833,030
E*TRADE Financial Corp.*	176,380	4,644,085
Alexandria Real Estate Equities, Inc.	52,930	4,481,583
Parkway Properties, Inc.	234,359	3,646,626
Prosperity Bancshares, Inc.	69,770	3,426,405
Ocwen Financial Corp.*	497,915	3,341,010
NorthStar Realty Finance Corp.	242,400	2,993,640
UDR, Inc.	55,620	1,917,778
Umpqua Holdings Corp.	105,810	1,724,703
Chatham Lodging Trust	62,500	1,342,500
Communications Sales & Leasing, Inc.	67,550	1,209,145
Total Financial		193,572,367

Consumer, Non-cyclical - 17.2%
MEDNAX, Inc.*	182,692	14,028,920
HealthSouth Corp.	231,420	8,879,585
Bunge Ltd.	111,550	8,176,615
Navigant Consulting, Inc.*	511,652	8,140,384
Kindred Healthcare, Inc.	411,716	6,484,527
Sanderson Farms, Inc.	92,060	6,312,554
Quanta Services, Inc.*	239,340	5,794,421
Hologic, Inc.*	140,141	5,483,717
ICF International, Inc.*	164,124	4,987,728
Premier, Inc. — Class A*	142,890	4,911,129
Patterson Companies, Inc.	108,270	4,682,678
Darling Ingredients, Inc.*	403,070	4,530,507
Emergent BioSolutions, Inc.*	141,755	4,038,600
Globus Medical, Inc. — Class A*	172,350	3,560,751
IPC Healthcare, Inc.*	44,520	3,458,759
Brookdale Senior Living, Inc. — Class A*	125,250	2,875,740
Surgical Care Affiliates, Inc.*	85,521	2,795,681
Universal Corp.	39,860	1,975,860
Ingredion, Inc.	22,550	1,968,841
Everi Holdings, Inc.*	233,280	1,196,726
Total Consumer, Non-cyclical		104,283,723

Industrial - 12.8%
FLIR Systems, Inc.	472,560	13,226,954
Sonoco Products Co.	298,850	11,278,599
Orbital ATK, Inc.	134,462	9,663,784
Owens-Illinois, Inc.*	397,563	8,237,505
Oshkosh Corp.	198,528	7,212,522
Gentex Corp.	462,953	7,175,772
WestRock Co.	131,380	6,758,187
Huntington Ingalls Industries, Inc.	54,266	5,814,602
Werner Enterprises, Inc.	179,360	4,501,936
Kirby Corp.*	25,270	1,565,477
Knight Transportation, Inc.	61,740	1,481,760
Total Industrial		76,917,098

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (continued)	September 30, 2015
MID CAP VALUE FUND

	Shares	Value

Utilities - 9.5%
Ameren Corp.	304,321	$12,863,648
Pinnacle West Capital Corp.	188,240	12,073,714
Westar Energy, Inc.	230,450	8,858,498
Great Plains Energy, Inc.	271,897	7,346,657
Portland General Electric Co.	157,928	5,838,598
Black Hills Corp.	125,760	5,198,918
Avista Corp.	146,910	4,884,758
Total Utilities		57,064,791

Technology - 7.8%
Computer Sciences Corp.	186,190	11,428,342
Diebold, Inc.	316,630	9,426,075
IXYS Corp.	788,331	8,797,774
Maxwell Technologies, Inc.*	1,241,251	6,727,580
Cree, Inc.*	170,270	4,125,642
Super Micro Computer, Inc.*	121,265	3,305,684
KEYW Holding Corp.*	281,545	1,731,502
ManTech International Corp. — Class A	63,400	1,629,380
Total Technology		47,171,979

Consumer, Cyclical - 7.8%
Visteon Corp.*	81,660	8,267,258
DR Horton, Inc.	236,620	6,947,163
Ryland Group, Inc.	139,150	5,681,495
Caleres, Inc.	182,585	5,574,320
JC Penney Company, Inc.*	486,120	4,516,055
Essendant, Inc.	128,542	4,168,617
Ascena Retail Group, Inc.*	282,620	3,931,244
PulteGroup, Inc.	170,210	3,211,863
WESCO International, Inc.*	34,634	1,609,442
Sonic Automotive, Inc. — Class A	71,190	1,453,700
Fossil Group, Inc.*	25,140	1,404,823
Total Consumer, Cyclical		46,765,980

Energy - 3.4%
Oasis Petroleum, Inc.*	511,760	4,442,076
Whiting Petroleum Corp.*	282,592	4,315,180
Patterson-UTI Energy, Inc.	239,880	3,152,023
Rowan Companies plc — Class A	184,510	2,979,837
Sanchez Energy Corp.*	438,780	2,698,497
Superior Energy Services, Inc.	208,466	2,632,926
Total Energy		20,220,539

Basic Materials - 2.9%
Reliance Steel & Aluminum Co.	81,590	4,406,675
Landec Corp.*	332,313	3,878,093
Royal Gold, Inc.	70,610	3,317,258
Olin Corp.	165,250	2,777,853
Stillwater Mining Co.*	150,200	1,551,566
Intrepid Potash, Inc.*	266,761	1,477,856
Total Basic Materials		17,409,301

Communications - 2.8%
DigitalGlobe, Inc.*	420,527	7,998,423
Finisar Corp.*	362,450	4,034,069
Scripps Networks Interactive, Inc. — Class A	48,300	2,375,877
Liquidity Services, Inc.*	311,180	2,299,620
Total Communications		16,707,989

Total Common Stocks
(Cost $569,862,216)		580,113,767

CONVERTIBLE PREFERRED STOCKS††† - 0.0%
Thermoenergy Corp.*,1, 2	858,334	2,256
Total Convertible Preferred Stocks
(Cost $819,654)		2,256

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2015
MID CAP VALUE FUND

	Shares	Value

SHORT TERM INVESTMENTS† - 3.0%
Dreyfus Treasury Prime Cash Management Fund 0.00%[3]	18,066,556	$18,066,556
Total Short Term Investments
(Cost $18,066,556)		18,066,556

Total Investments - 99.2%
(Cost $588,748,426)		$598,182,579
Other Assets & Liabilities, net - 0.8%		4,713,924
Total Net Assets - 100.0%		$602,896,503

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]

PIPE (Private Investment in Public Equity) — Stock issued by a company in the secondary market as a means of raising capital more quickly and less expensively than through registration of a secondary public offering.

[2]	Illiquid security.
[3]	Rate indicated is the 7 day yield as of September 30, 2015.
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

STATEMENT OF ASSETS AND LIABILITIES
MID CAP VALUE FUND

September 30, 2015

Assets:
Investments, at value (cost $588,748,426)	$598,182,579
Prepaid expenses	73,856
Cash	10,107
Receivables:
Securities sold	7,709,785
Dividends	928,291
Fund shares sold	60,269
Foreign taxes reclaim	13,049
Total assets	606,977,936

Liabilities:
Payable for:
Fund shares redeemed	1,509,577
Securities purchased	1,291,352
Management fees	425,658
Distribution and service fees	208,779
Fund accounting/administration fees	48,710
Transfer agent/maintenance fees	42,583
Trustees’ fees*	11,066
Miscellaneous	543,708
Total liabilities	4,081,433
Net assets	$602,896,503

Net assets consist of:
Paid in capital	$501,168,967
Undistributed net investment income	—
Accumulated net realized gain on investments	92,293,383
Net unrealized appreciation on investments	9,434,153
Net assets	$602,896,503

A-Class:
Net assets	$476,792,176
Capital shares outstanding	15,451,139
Net asset value per share	$30.86
Maximum offering price per share (Net asset value divided by 95.25%)	$32.40

C-Class:
Net assets	$126,047,042
Capital shares outstanding	5,136,404
Net asset value per share	$24.54

P-Class:
Net assets	$57,285
Capital shares outstanding	1,862
Net asset value per share	$30.77

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
MID CAP VALUE FUND

Year Ended September 30, 2015

Investment Income:
Dividends (net of foreign withholding tax of $12,234)	$15,019,696
Interest	10,322
Total investment income	15,030,018

Expenses:
Management fees	7,562,843
Transfer agent/maintenance fees:
A-Class	1,471,266
B-Class	34,555
C-Class	240,452
P-Class**	10
Distribution and service fees:
A-Class	1,918,667
B-Class	79,278
C-Class	1,663,057
P-Class**	35
Fund accounting/administration fees	894,616
Trustees’ fees*	97,697
Line of credit fees	83,791
Custodian fees	50,036
Tax expense	52
Miscellaneous	502,849
Total expenses	14,599,204
Net investment income	430,814

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	148,539,157
Net realized gain	148,539,157
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(179,558,088)
Net change in unrealized appreciation (depreciation)	(179,558,088)
Net realized and unrealized loss	(31,018,931)
Net decrease in net assets resulting from operations	$(30,588,117)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
**	Since the commencement of operations: May 1, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

STATEMENTS OF CHANGES IN NET ASSETS
MID CAP VALUE FUND

	Year Ended September 30, 2015	Year Ended September 30, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$430,814	$(674,993)
Net realized gain on investments	148,539,157	183,049,385
Net change in unrealized appreciation (depreciation) on investments	(179,558,088)	(112,657,063)
Net increase (decrease) in net assets resulting from operations	(30,588,117)	69,717,329

Distributions to shareholders from:
Net realized gains
A-Class	(123,882,978)	(66,154,623)
B-Class	(1,863,094)	(1,531,403)
C-Class	(28,169,528)	(16,551,729)
Total distributions to shareholders	(153,915,600)	(84,237,755)

Capital share transactions:
Proceeds from sale of shares
A-Class	95,234,863	212,574,766
B-Class	61,226	89,153
C-Class	9,969,782	26,075,051
P-Class*	62,301	—
Distributions reinvested
A-Class	114,025,165	60,093,834
B-Class	1,753,261	1,462,878
C-Class	24,118,771	12,947,243
Cost of shares redeemed
A-Class	(604,909,941)	(285,246,325)
B-Class	(12,817,123)	(8,904,634)
C-Class	(63,102,815)	(60,608,402)
Net decrease from capital share transactions	(435,604,510)	(41,516,436)
Net decrease in net assets	(620,108,227)	(56,036,862)

Net assets:
Beginning of year	1,223,004,730	1,279,041,592
End of year	$602,896,503	$1,223,004,730
Undistributed net investment income/(Accumulated net investment loss) at end of year	$—	$(926,867)

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS (concluded)
MID CAP VALUE FUND

	Year Ended September 30, 2015	Year Ended September 30, 2014
Capital share activity:
Shares sold
A-Class	2,752,607	5,437,655
B-Class	2,355	2,867
C-Class	363,138	808,772
P-Class*	1,862	—
Shares issued from reinvestment of distributions
A-Class	3,380,581	1,617,164
B-Class	68,273	49,371
C-Class	893,949	419,548
Shares redeemed
A-Class	(17,642,149)	(7,320,216)
B-Class	(501,001)	(286,983)
C-Class	(2,316,755)	(1,870,843)
Net decrease in shares	(12,997,140)	(1,142,665)

*	Since the commencement of operations: May 1, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

FINANCIAL HIGHLIGHTS
MID CAP VALUE FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended Sept. 30, 2015	Year Ended Sept. 30, 2014	Year Ended Sept. 30, 2013	Year Ended Sept. 30, 2012	Year Ended Sept. 30, 2011
Per Share Data
Net asset value, beginning of period	$37.73	$38.15	$33.05	$27.13	$29.55
Income (loss) from investment operations:
Net investment income (loss)[b]	.06	.03	.04	(.07)	(.03)
Net gain (loss) on investments (realized and unrealized)	(2.24)	2.04	8.59	6.54	(2.31)
Total from investment operations	(2.18)	2.07	8.63	6.47	(2.34)
Less distributions from:
Net investment income	—	—	—	—	(.08)
Net realized gains	(4.69)	(2.49)	(3.53)	(.55)	—
Total distributions	(4.69)	(2.49)	(3.53)	(.55)	(.08)
Net asset value, end of period	$30.86	$37.73	$38.15	$33.05	$27.13

Total Return[c]	(6.83%)	5.52%	28.93%	24.13%	(7.98%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$476,792	$1,017,208	$1,038,762	$903,221	$973,467
Ratios to average net assets:
Net investment income (loss)	0.18%	0.08%	0.11%	(0.22%)	(0.10%)
Total expenses[d]	1.42%	1.39%	1.39%	1.46%	1.32%
Portfolio turnover rate	84%	35%	23%	19%	28%

FINANCIAL HIGHLIGHTS (continued)
MID CAP VALUE FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended Sept. 30, 2015	Year Ended Sept. 30, 2014	Year Ended Sept. 30, 2013	Year Ended Sept. 30, 2012	Year Ended Sept. 30, 2011
Per Share Data
Net asset value, beginning of period	$31.14	$32.13	$28.57	$23.68	$25.93
Income (loss) from investment operations:
Net investment income (loss)[b]	(.15)	(.21)	(.18)	(.25)	(.24)
Net gain (loss) on investments (realized and unrealized)	(1.76)	1.71	7.27	5.69	(2.01)
Total from investment operations	(1.91)	1.50	7.09	5.44	(2.25)
Less distributions from:
Net realized gains	(4.69)	(2.49)	(3.53)	(.55)	—
Total distributions	(4.69)	(2.49)	(3.53)	(.55)	—
Net asset value, end of period	$24.54	$31.14	$32.13	$28.57	$23.68

Total Return[c]	(7.49%)	4.74%	27.98%	23.28%	(8.68%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$126,047	$192,942	$219,695	$191,249	$188,745
Ratios to average net assets:
Net investment income (loss)	(0.53%)	(0.65%)	(0.62%)	(0.92%)	(0.85%)
Total expenses[d]	2.12%	2.12%	2.12%	2.17%	2.07%
Portfolio turnover rate	84%	35%	23%	19%	28%

FINANCIAL HIGHLIGHTS (concluded)
MID CAP VALUE FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Period Ended Sept. 30, 2015[a]
Per Share Data
Net asset value, beginning of period	$33.91
Income (loss) from investment operations:
Net investment income (loss)[b]	.10
Net gain (loss) on investments (realized and unrealized)	(3.24)
Total from investment operations	(3.14)
Net asset value, end of period	$30.77

Total Return[c]	(9.26%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$57
Ratios to average net assets:
Net investment income (loss)	0.71%
Total expenses[d]	1.32%
Portfolio turnover rate	84%

[a]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate Fund. The Trust is authorized to issue an unlimited number of shares. The Trust accounts for the assets of each Fund separately.

The Trust offers a combination of four separate classes of shares, A-Class shares, C-Class shares, P-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%, except for Limited Duration Fund which will not exceed 2.25%. Prior to February 22, 2011, the maximum sales charge was 5.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. B-Class shares previously offered have been converted to A-Class shares effective July 31, 2014 for the Alpha Opportunity Fund, and effective August 8, 2015 for the other funds in the Trust. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares have a minimum initial investment of $2 million and a minimum account balance of $1 million. At September 30, 2015, the Trust consisted of seventeen funds (the “Funds”).

This report covers the Mid Cap Value Fund (the “Fund”), a diversified investment company. Only A-Class, C-Class and P-Class shares had been issued by the Fund.

Guggenheim Investments (“GI”) provides advisory services, and Rydex Fund Services, LLC (“RFS”) provides transfer agent, administrative and accounting services to the Trust. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI, RFS and GFD are affiliated entities.

Significant Accounting Policies

The Fund operates as an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

NOTES TO FINANCIAL STATEMENTS (continued)

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

A. The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities or other assets.

Valuations of the Fund’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed and will review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used by, and valuations provided by, the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Open-end investment companies (“Mutual Funds”) are valued at their NAV as of the close of business, on the valuation date.

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Investments for which market quotations are not readily available are fair valued as determined in good faith by GI under the direction of the Board of Trustees using methods established or ratified by the Board of Trustees. These methods include, but are not limited to: (i) obtaining general information as to how these securities and assets trade; and (ii) obtaining other information and considerations, including current values in related markets.

B. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

C. Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

D. Interest and dividend income, most expenses, all realized gains and losses, and all unrealized gains and losses are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis upon the respective aggregate net assets of each Fund included in the Trust.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

NOTES TO FINANCIAL STATEMENTS (continued)

E. Under the fee arrangement with the custodian, the Fund may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits, if any. For the year ended September 30, 2015, there were no earnings credits received.

F. The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

G. Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2. Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more likely- than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on Federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

At September 30, 2015, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the year ended September 30, 2015 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Mid Cap Value Fund	$2,885,724	$151,029,876	$153,915,600

The tax character of distributions paid during the year ended September 30, 2014 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Mid Cap Value Fund	$4,082,954	$80,154,801	$84,237,755

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

Tax components of accumulated earnings/(deficit) as of September 30, 2015, were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation/ (Depreciation)	Accumulated Capital and Other Losses
Mid Cap Value Fund	$—	$94,749,801	$6,977,735	$—

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. Under the RIC Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of September 30, 2015, the Fund had no capital loss carryforwards.

As of September 30, 2015, the following reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations, which are due to equalization accounting, passive foreign investment companies, and dividend reclasses. Net investment income, net realized gains and net assets were not affected by these changes.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

NOTES TO FINANCIAL STATEMENTS (continued)

On the Statement of Assets and Liabilities, the following adjustments were made for permanent book/tax differences:

Fund	Paid In Capital	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)
Mid Cap Value Fund	$43,144,851	$496,053	$(43,640,904)

At September 30, 2015, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Gain	Tax Unrealized Loss	Net Unrealized Gain/(Loss)
Mid Cap Value Fund	$591,204,844	$75,824,710	$(68,846,975)	$6,977,735

3. Fees and Other Transactions with Affiliates

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees calculated at 1.00% of the average daily net assets of $200 million or less and 0.75% of the average daily net assets of the Fund in excess of $200 million.

RFS provides transfer agent services to the Fund for fees calculated at the rate below, which are assessed to the applicable classes of the Fund. For these services, RFS receives the following:

Annual charge per account	$5.00 – $8.00
Transaction fee	$0.60 – $1.10
Minimum annual charge per Fund†	$25,000
Certain out-of-pocket charges	Varies

†	Not subject to Fund during first twelve months of operations.

RFS also acts as the administrative agent for the Fund, and as such performs administrative functions and the bookkeeping, accounting and pricing functions for the Fund. For these services, RFS receives 0.095% of the average daily net assets of the Fund. The minimum annual charge for fund accounting administrative fees is $25,000.

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

RFS engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Fund has adopted Distribution Plans related to the offering of A-Class, B-Class, C-Class and P-Class shares pursuant to Rule 12b-1 under the 1940 Act. The plans provide for payments at an annual rate of 0.25% of the average daily net assets of the Fund’s A-Class, B-Class and P-Class shares, and 1.00% of the average daily net assets of the Fund’s C-Class shares.

For the year ended September 30, 2015, GFD retained sales charges of $660,571 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI, RFS and GFD.

4. Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

NOTES TO FINANCIAL STATEMENTS (continued)

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2015. See the Schedule of Investments for more details on the classification of securities.

	Level 1 Investments In Securities	Level 2 Investments In Securities	Level 3 Investments In Securities	Total
Assets
Mid Cap Value Fund	$598,180,323	$—	$2,256	$598,182,579

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in the investment’s valuation changes. The Fund recognizes transfers between levels as of the beginning of the period.

For the year ended September 30, 2015, there were no transfers between levels.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

5. Securities Transactions

For the year ended September 30, 2015, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Mid Cap Value Fund	$771,979,830	$1,353,883,249

6. Line of Credit

The Trust, with the exception of Alpha Opportunity Fund and Capital Stewardship Fund, secured a committed, $625,000,000 line of credit from Citibank, N.A., good through October 9, 2015, at which time the line of credit may be renewed. This line of credit is reserved for emergency or temporary purposes. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, LIBOR plus 1.0%, and the Fed Funds rate, plus 0.50%. The Trust did not have any borrowings under this agreement as of and for the year ended September 30, 2015. The Trust also pays a commitment fee at an annualized rate of 0.07% of the average daily amount of their unused commitment amount.

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (concluded)

7. Other Liabilities

The Fund wrote put option contracts through Lehman Brothers Inc., (“LBI”) that were exercised prior to the option contracts’ expiration and prior to the bankruptcy filing by LBI, during September 2008. However, these transactions have not settled and the securities have not been delivered to the Fund as of September 30, 2015.

Although the ultimate resolution of these transactions is uncertain, the Fund has recorded a liability equal to the difference between the strike price on the put options and the market price of the underlying security on the exercise date. The amount of the liability recorded in miscellaneous payables by the Fund as of September 30, 2015, was $473,594.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
of Guggenheim Funds Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guggenheim Mid Cap Value Fund (one of the series constituting the Guggenheim Funds Trust) (the “Fund”) as of September 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Guggenheim Mid Cap Value Fund (one of the series constituting Guggenheim Funds Trust) at September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia
November 25, 2015

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)

In January 2016, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2015.

The Fund’s investment income (dividend income plus short-term gains, if any) qualifies as follows:

Of the ordinary income distributions paid during the year, the following funds had the corresponding percentages qualify for the dividends received deduction for corporations:

Fund	Dividend received deduction
Mid Cap Value Fund	100.00%

The following amounts of taxable ordinary income dividends paid during the fiscal year qualified for the lower income tax rate available to individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003:

Fund	Qualified dividend income
Mid Cap Value Fund	100.00%

Additionally, of the taxable ordinary income distributions paid during the fiscal year ending September 30, 2015, the Fund had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively:

Fund	Qualified	Qualified short-term
Mid Cap Value Fund	0.00%	100.00%

With respect to the taxable year ended September 30, 2015, the Fund hereby designates as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	LTCG dividend	From Proceeds of Shareholder Redemptions
Mid Cap Value Fund	$151,029,876	$43,144,851

THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

OTHER INFORMATION (Unaudited)(continued)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Report of the Guggenheim Funds Trust Contracts Review Committee

Guggenheim Funds Trust (the “Trust”) was organized as a Delaware statutory trust on November 8, 2013, and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust includes the following series:

34 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

●  Guggenheim Alpha Opportunity Fund (“Alpha Opportunity Fund”)

●  Guggenheim Enhanced World Equity Fund (“Enhanced World Equity Fund”)

●  Guggenheim High Yield Fund (“High Yield Fund”)

●  Guggenheim Large Cap Value Fund (“Large Cap Value Fund”)

●  Guggenheim Macro Opportunities Fund (“Macro Opportunities Fund”)

●  Guggenheim Mid Cap Value Institutional Fund (“Mid Cap Value Institutional Fund”)

●  Guggenheim Risk Managed Real Estate Fund (“Risk Managed Real Estate Fund”)

●  Guggenheim StylePlus—Large Core Fund (“StylePlus—Large Core Fund”)

●  Guggenheim Total Return Bond Fund (“Total Return Bond Fund”)

●  Guggenheim Capital Stewardship Fund (“Capital Stewardship Fund”)

●  Guggenheim Floating Rate Strategies Fund (“Floating Rate Strategies Fund”)

●  Guggenheim Investment Grade Bond Fund (“Investment Grade Bond Fund”)

●  Guggenheim Limited Duration Fund (“Limited Duration Fund”)

●  Guggenheim Mid Cap Value Fund (“Mid Cap Value Fund”)

●  Guggenheim Municipal Income Fund (“Municipal Income Fund”)

●  Guggenheim Small Cap Value Fund (“Small Cap Value Fund”)

●  Guggenheim StylePlus—Mid Growth Fund (“StylePlus—Mid Growth Fund”)

●  Guggenheim World Equity Income Fund (“World Equity Income Fund”)

With the exception of Capital Stewardship Fund, Enhanced World Equity Fund, Floating Rate Strategies Fund, Limited Duration Fund, Macro Opportunities Fund, Risk Managed Real Estate Fund and Total Return Bond Fund, Security Investors, LLC, also known as Guggenheim Investments (“Security Investors”) and an indirect subsidiary of Guggenheim Partners, LLC, a global, diversified financial services firm (“Guggenheim Partners”), serves as investment adviser to each series of the Trust. (Guggenheim Partners, Security Investors, Guggenheim Partners Investment Management, LLC (“GPIM”) and their affiliates may be referred to herein collectively as “Guggenheim.”) In this connection, the Trust and Security Investors have entered into five separate investment management agreements which group the series as follows: (i) Mid Cap Value Fund, Mid Cap Value Institutional Fund, Small Cap Value Fund, StylePlus—Large Core Fund and World Equity Income Fund; (ii) Large Cap Value Fund; (iii) StylePlus—Mid Growth; (iv)

THE GUGGENHEIM FUNDS ANNUAL REPORT | 35

OTHER INFORMATION (Unaudited)(continued)

Investment Grade Bond Fund, High Yield Fund and Municipal Income Fund; and (v) Alpha Opportunity Fund. (The Funds identified in (i) through (v) above are collectively referred to herein as the “SI-Advised Funds.”) Under the terms of the applicable investment management agreement between the Trust and Security Investors, Security Investors also is responsible for overseeing the activities of GPIM, an indirect subsidiary of Guggenheim Partners, with respect to its service as investment sub-adviser to Municipal Income Fund, pursuant to an investment sub-advisory agreement between Security Investors and GPIM (the “Sub-Advisory Agreement”).

GPIM serves as investment adviser with respect to each of Capital Stewardship Fund, Enhanced World Equity Fund, Floating Rate Strategies Fund, Limited Duration Fund, Macro Opportunities Fund, Risk Managed Real Estate Fund and Total Return Bond Fund (collectively, the “GPIM-Advised Funds” and together with the SI-Advised Funds, the “Funds” and individually, a “Fund”). In this connection, the Trust and GPIM have entered into five separate investment advisory agreements which group includes the GPIM-Advised Funds as follows: (i) Enhanced World Equity Fund; (ii) Floating Rate Strategies Fund, Macro Opportunities Fund and Total Return Bond Fund; (iii) Capital Stewardship Fund; (iv) Limited Duration Fund; and (v) Risk Managed Real Estate Fund. (The investment management agreements pertaining to the SIAdvised Funds and the investment advisory agreements pertaining to the GPIM-Advised Funds are referred to herein together as the “Advisory Agreements” and, together with the Sub Advisory Agreement, as the “Agreements.” In addition, unless the context indicates otherwise, GPIM, with respect to its service as investment adviser to the GPIM-Advised Funds, and Security Investors as to the SI-Advised Funds, are each referred to herein as the “Adviser” and together, the “Advisers.”) Under the supervision of the Board of Trustees of the Trust (the “Board,” with the members of the Board referred to individually as the “Trustees”), the Advisers regularly provide (or, as applicable, oversee the provision of) investment research, advice and supervision, a continuous investment program, and direct the purchase and sale of securities and other investments for each Fund’s portfolio.

Following an initial two-year term, the Advisory Agreements continue in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested persons,” as defined by the 1940 Act, of the Trust (the “Independent Trustees”) casting votes in person at a meeting called for such purpose. At meetings held in person on April 29, 2015 (the “April Meeting”) and on May 19, 2015 (the “May Meeting”), the members of the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the

36 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

proposed renewal of the Advisory Agreements and the Sub-Advisory Agreement in connection with the Committee’s annual contract review schedule.1 As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”). Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Agreements and other principal contracts. In this connection, Independent Legal Counsel advised the Committee of: (i) the responsibilities of board members under applicable law; (ii) the standards for determining what constitutes an excessive fee as delineated by the courts and the factors the Trustees should consider in determining whether to approve the fee arrangements; and (iii) the disclosure requirements pertaining to these approvals, as required by the Securities and Exchange Commission. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. Recognizing that the evaluation process with respect to the services provided by each of the Advisers is an ongoing one, the Committee also considered the variety of written materials, reports and oral presentations it received (and also received by the full Board) throughout the year regarding performance and operating results of the Funds.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help boards of directors/trustees fulfill their advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. Guggenheim prepared a presentation in response to a formal request for information sent by Independent Legal Counsel on behalf of the Independent Trustees. In addition, Guggenheim made a presentation at the April Meeting, which addressed areas identified for discussion by the Committee Chair and Independent Legal Counsel. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided following the April Meeting (collectively with the foregoing reports and materials, the “Contract Materials”).

Among other things, Guggenheim provided: (i) staffing reports and biographies of those key personnel of each Adviser providing services to the Funds; (ii) descriptions of various services performed by Guggenheim for the provision of a

[1]

Since the Capital Stewardship Fund was subject to an investment management agreement approved by the Board for an initial term of two years at an in-person meeting of the Board held on August 19-20, 2014, it was not included in the contract renewal process conducted at the meetings in April and May 2015. Accordingly, references herein to the “Funds” should be understood as referring to all series of the Trust, excluding the Capital Stewardship Fund.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 37

OTHER INFORMATION (Unaudited)(continued)

continuous investment program for each Fund, monitoring compliance with Fund investment strategies and statutory requirements, reviewing trading processes and conducting investment performance analyses; (iii) information regarding each Adviser’s compliance and regulatory history, including its Form ADV; and (iv) information concerning the parent company and overall Guggenheim organization and strategic plans and goals, all to assist the Committee in assessing the nature, extent and quality of services provided by each of Security Investors and GPIM, respectively. In addition, Guggenheim’s response included information comparing the investment performance, advisory fees and total expenses of the Funds to other funds (including such information presented in the FUSE reports as well as supplemental information prepared by Guggenheim), charts showing gross revenues, expenses and earnings for Guggenheim by product line and each Fund, including a breakout of various expenses, a description of Guggenheim’s expense allocation methodology and information about the profitability of the Funds to Guggenheim Investments (the investment management business of Guggenheim Partners), financial information for Guggenheim Investments, and certain information about Guggenheim’s insurance policies, business continuity plan, proxy voting procedures, trade allocation, shareholder communications and compliance monitoring, among other things.

The Committee considered the foregoing Contract Materials in the context of its substantial accumulated experience governing the Trust and weighed the factors and standards discussed with Independent Legal Counsel. Following an analysis and discussion of the factors identified below and in the exercise of its business judgment, the Committee concluded that it was in the best interests of the Funds2 to recommend that the Board approve the renewal of each Advisory Agreement and the Sub Advisory Agreement for an additional 12-month term.

Investment Advisory Agreements

Nature, Extent and Quality of Services Provided by each Adviser: With respect to the nature, extent and quality of services currently provided by each Adviser, the Committee considered the information provided by Guggenheim concerning the education, experience, professional affiliations, areas of responsibility and duties of key personnel performing services for the Funds, including those personnel providing compliance oversight. In this connection, the Committee considered

[2]

At the May Meeting, the Board determined to close and liquidate the Enhanced World Equity Fund based upon the Adviser’s recommendation (the “Liquidation Proposal”). Following an evaluation of strategic options, the Board determined that liquidation of the Fund as a series of the Trust would be in the best interests of the Fund and its shareholders. In view of the Liquidation Proposal, the Committee recommended the continuation of the Advisory Agreement with respect to the Enhanced World Equity Fund to provide for the continuation of advisory services until such time as the Fund was liquidated.

38 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds and noted Guggenheim’s report on recent additions and departures in personnel who work on matters relating to the Funds or are significant to the operations of each Adviser. The Committee also considered the Advisers’ attention to relevant developments in the mutual fund industry and its observance of compliance and regulatory requirements, and noted that on a regular basis the Board receives and reviews information from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. In addition, the Committee took into account the various compliance and risk management initiatives undertaken by Guggenheim, including, among other things, the hiring of additional staff to support the firm’s Chief Risk Officer, initiatives related to the risks associated with the investment process and risk at the enterprise level, the organization’s risk management infrastructure and critical activities. The Committee also considered Guggenheim’s other initiatives intended to achieve greater enhancements and efficiencies in the organization’s ability to provide services to all of the registered investment companies for which Security Investors, GPIM or another Guggenheim affiliate serves as investment adviser/manager (including the Funds), such as efforts to consolidate compliance manuals and align processes of the Funds with those of other Funds managed by the Advisers or another Guggenheim affiliate. Moreover, in connection with the Committee’s evaluation of the overall package of services provided by each Adviser, the Committee considered each Adviser’s administrative capabilities, including its role in monitoring and coordinating compliance responsibilities with the fund administrator, transfer agent, distributor, custodian and other service providers to the Funds.

With respect to Guggenheim’s resources and the ability of each Adviser to carry out its responsibilities under the applicable Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee certain unaudited financial information concerning the Advisers’ parent company, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”). (The Committee received the audited consolidated financial statements of GPIMH once available following the April Meeting.)

The Committee also considered the acceptability of the terms of each Advisory Agreement (including the scope of services required to be performed by each Adviser). Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and at the May Meeting, as well as other considerations, including the Committee’s knowledge of each Adviser’s quality of performance of its duties through Board meetings, discussions and reports during the year, the Committee concluded that each Adviser and its personnel were

THE GUGGENHEIM FUNDS ANNUAL REPORT | 39

OTHER INFORMATION (Unaudited)(continued)

qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under each Advisory Agreement with respect to the Funds.

Investment Performance: The Committee received, for each Fund, investment returns for the five-year, three-year, one-year and three-month periods ended December 31, 2014, as applicable. In addition, the Committee received a comparison of each Fund’s performance to the performance of a benchmark, a peer group of similar funds and a broader universe of funds identified by FUSE, in each case for the same periods and, with respect to performance universe rankings for each Fund as to the returns of Class A shares, also for the ten-year period ended December 31, 2014, as applicable. The Committee received from FUSE representatives and considered a description of the methodology employed by FUSE for identifying each Fund’s peer group and universe for performance and expense comparisons.

In seeking to evaluate Fund performance over a full market cycle, the Committee generally focused its attention first on five-year and three-year performance rankings as compared to the relevant universe of funds, but also considered more recent performance periods, including the one-year period and, as deemed appropriate, the three-month period, for certain Funds such as for those Funds that were recently launched or had undergone recent changes in the composition of the portfolio management team and/or the investment strategies employed. In this connection, the Committee made the following observations:

Alpha Opportunity Fund: The Fund’s Class A shares outperformed the performance universe median for the five-year and three-year periods, ranking in the 1st and 4th percentiles, respectively. In light of various changes to this Fund, including the resignation of Mainstream Investment Advisors, LLC, effective September 30, 2013, as the Fund’s sub-adviser for the domestic long/short sub-portfolio of the Fund and the assumption by Security Investors of such investment management responsibility, the impact on portfolio management as a result of the Lehman bankruptcy,3 and subsequent changes to the Fund’s investment strategies, a reduction in the fund accounting and administration fee and the re-opening of the Fund to new subscriptions, the Committee considered more recent performance periods, including the one-year and the three-month

[3]

The Committee considered the circumstances that affected the management of the Fund as a result of the Fund’s prime broker, Lehman Brothers International Europe (“LBIE”), being placed into administration on September 15, 2008. The Fund’s exposure to LBIE had consisted of short sale proceeds held by LBIE, and restricted long positions held at the Fund’s custodian, as collateral for such short sales, which limited the management of the portfolio.

40 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

periods. The Committee observed that the Fund’s Class A shares outperformed the performance universe median for the one-year and three-month periods ended December 31, 2014, ranking in the 11th and 4th percentiles, respectively.

Floating Rate Strategies Fund: The returns of the Fund’s Class A shares ranked in the 6th and 1st percentiles of its performance universe for the three-year and one-year periods ended December 31, 2014, respectively, and outperformed the performance universe median for each of these periods.

High Yield Fund: The Fund’s Class A shares ranked in the 64th, 7th and 46th percentiles of the performance universe for the five-year, three-year and one-year periods ended December 31, 2014, respectively, and outperformed the performance universe median for the three-year and one-year periods.

Investment Grade Bond Fund: The Fund’s Class A shares outperformed the performance universe median for the five-year, three-year and one-year periods ended December 31, 2014, ranking in the 14th, 4th and 3rd percentiles, respectively. The Committee also noted Guggenheim’s statement that the Fund outperformed its benchmark, the Barclays Capital U.S. Aggregate Index, for the five-year, three-year and one-year periods ended December 31, 2014, and that the current portfolio manager began management in August 2012 and, since that time, performance has been in the 1st quartile.

Large Cap Value Fund: The returns of the Class A shares underperformed the performance universe median for the five-year, three-year and one-year periods ended December 31, 2014, and ranked in the 76th, 60th and 78th percentiles, respectively. In analyzing this performance data, the Committee considered management’s discussion of the effect that stock selection had on the Fund’s performance. The Committee also noted recent measures taken by the Adviser to remedy relative underperformance, including enhancements to the portfolio analytics process with additional risk controls. The Committee took into account the presentations by the Fund’s portfolio management team at recent Board meetings and the team’s view that, although market conditions over the past several years had posed challenges for disciplined, long-term value investors, the long-term investment process employed for the Fund remains effective. The Committee also considered subsequent discussions with Guggenheim’s Assistant Chief Investment Officer (Equities) and the Managing Director of Equities concerning the portfolio management team’s investment thesis and portfolio construction processes and the continued confidence expressed by Guggenheim management in the portfolio management team’s capabilities, citing improved performance for the year-to-date as of March 31, 2015. In this connection, the Committee observed that, as to the Fund’s longer term performance track record, the FUSE report listed the returns for the Fund’s Class A shares for the ten-year

THE GUGGENHEIM FUNDS ANNUAL REPORT | 41

OTHER INFORMATION (Unaudited)(continued)

period ended December 31, 2014, which exceeded the performance universe median, ranking in the 45th percentile. The Committee also noted Guggenheim’s commitment to monitor the Fund’s performance and update the Independent Trustees on a quarterly basis as to the impact of the process enhancements implemented to-date and advise on other steps that might be taken to address the Fund’s underperformance, if necessary.

Limited Duration Fund: The Committee noted the Fund’s inception date of December 16, 2013 and observed that the returns of the Fund’s Class A shares ranked in the 8th and 18th percentiles of the performance universe for the one-year and three-month periods ended December 31, 2014, respectively, outperforming the median returns.

Macro Opportunities Fund: The returns of the Fund’s Class A shares ranked in the 3rd and 8th percentiles of the performance universe for the three-year and one-year periods ended December 31, 2014, respectively, and outperformed the performance universe median for each of these periods. The Committee considered information provided by Guggenheim indicating that the Fund, which commenced operations on November 30, 2011, outperformed its benchmark, the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index, for the three-year and one-year periods ended December 31, 2014.

Mid Cap Value Fund: The returns of the Class A shares underperformed the performance universe median for the five-year, three-year and one-year periods ended December 31, 2014, and ranked in the 92nd, 80th and 67th percentiles, respectively. In analyzing this performance data, the Committee considered management’s discussion of the effect that stock selection had on the Fund’s performance. The Committee also noted recent measures taken by the Adviser to remedy relative underperformance, including enhancements to the portfolio analytics process with additional risk controls. The Committee took into account the presentations by the Fund’s portfolio management team at recent Board meetings and the team’s view that, although market conditions over the past several years had posed challenges for disciplined, long-term value investors, the long-term investment process employed for the Fund remains effective. The Committee also considered subsequent discussions with Guggenheim’s Assistant Chief Investment Officer (Equities) and the Managing Director of Equities concerning the portfolio management team’s investment thesis and portfolio construction processes and the continued confidence expressed by Guggenheim management in the portfolio management team’s capabilities, citing improved performance for the year-to-date as of March 31, 2015. In this connection, the Committee observed that, as to the Fund’s longer term performance track record, the FUSE report listed the Fund’s performance for the ten-year period ended December 31, 2014 in the 1st quartile (22nd percentile) and that, according

42 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

to Guggenheim, the Fund outperformed its benchmark over the same period and since inception. The Committee also noted Guggenheim’s statement that the underperformance for the five-year period is heavily influenced by the lagging performance in calendar year 2011 where growth and large cap stocks were rewarded over value and issuers with smaller market capitalizations. In addition, the Committee noted Guggenheim’s commitment to monitor the Fund’s performance and update the Independent Trustees on a quarterly basis as to the impact of the process enhancements implemented to-date and advise on other steps that might be taken to address the Fund’s underperformance, if necessary.

Mid Cap Value Institutional Fund: The Fund’s returns underperformed the performance universe median for the five-year, three-year and one-year periods ended December 31, 2014 and ranked in the 88th, 72nd and 61st percentiles, respectively. In analyzing this performance data, the Committee considered management’s discussion of the effect that stock selection had on the Fund’s performance. The Committee also noted recent measures taken by the Adviser to remedy relative underperformance, including enhancements to the portfolio analytics process with additional risk controls. The Committee took into account the presentations by the Fund’s portfolio management team at recent Board meetings and the team’s view that, although market conditions over the past several years had posed challenges for disciplined, long-term value investors, the long-term investment process employed for the Fund remains effective. The Committee also considered subsequent discussions with Guggenheim’s Assistant Chief Investment Officer (Equities) and the Managing Director of Equities concerning the portfolio management team’s investment thesis and portfolio construction processes and the continued confidence expressed by Guggenheim management in the portfolio management team’s capabilities, citing improved performance for the year-to-date as of March 31, 2015. In addition, the Committee noted Guggenheim’s statement that the underperformance for the five-year period is heavily influenced by the lagging performance in calendar year 2011 where growth and large cap stocks were rewarded over value and issuers with smaller market capitalizations. The Committee also considered Guggenheim’s commitment to monitor the Fund’s performance and update the Independent Trustees on a quarterly basis as to the impact of the process enhancements implemented to-date and advise on other steps that might be taken to address the Fund’s underperformance, if necessary.

Municipal Income Fund: The Committee considered that Security Investors does not directly manage the investment portfolio but has delegated such duties to GPIM. Based on the information provided and the review of the Fund’s investment

THE GUGGENHEIM FUNDS ANNUAL REPORT | 43

OTHER INFORMATION (Unaudited)(continued)

performance, the Committee concluded that Security Investors had appropriately reviewed and monitored GPIM’s investment performance as Sub-Adviser to the Fund.

Risk Managed Real Estate Fund: The returns of the Fund’s Class A shares ranked in the 67th percentile of its performance universe for the three�month period ended December 31, 2014. The Committee considered that the Fund was recently organized as of February 12, 2014 and has a limited period of operation.

StylePlus—Large Core Fund: The Fund implemented a strategy change and a new portfolio management team in May 2013. In light of the foregoing, the Committee considered more recent performance periods, including the one-year and three-month periods ended December 31, 2014, and observed that the returns of the Fund’s Class A shares exceeded the median of its performance universe for both periods, ranking in the 10th and the 41st percentiles for the one-year and three-month periods, respectively. The Committee also took into account that the Fund outperformed its benchmark for the one-year period ended December 31, 2014.

StylePlus—Mid Growth Fund: The Fund implemented a strategy change and a new portfolio management team in May 2013. In light of the foregoing, the Committee considered more recent performance periods, including the one-year and three-month periods ended December 31, 2014, and observed that the returns of the Fund’s Class A shares exceeded the median of its performance universe for both periods, ranking in the 13th and 36th percentiles for the one-year and three-month periods, respectively. The Committee also took into account that the Fund had outperformed its benchmark for the one-year period ended December 31, 2014.

Small Cap Value Fund: The Fund underperformed its performance universe median for the five-year, three-year and one-year periods ended December 31, 2014 and ranked in the 87th, 71st and 92nd percentiles, respectively. In analyzing this performance data, the Committee considered management’s discussion of the effect that stock selection had on the Fund’s performance. The Committee also noted recent measures taken by the Adviser to remedy relative underperformance, including enhancements to the portfolio analytics process with additional risk controls. The Committee took into account the presentations by the Fund’s portfolio management team at recent Board meetings and the team’s view that, although market conditions over the past several years had posed challenges for disciplined, long-term value investors, the long-term investment process employed for the Fund remains effective. The Committee also considered subsequent discussions with Guggenheim’s Assistant Chief Investment Officer (Equities) and the Managing Director of Equities concerning the portfolio management team’s investment thesis and portfolio construction processes and the continued

44 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

confidence expressed by Guggenheim management in the portfolio management team’s capabilities, citing improved performance for the year-to-date as of March 31, 2015. In addition, the Committee noted Guggenheim’s statement that the underperformance for the five-year period is heavily influenced by the lagging performance in calendar year 2011 where growth and large cap stocks were rewarded over value and issuers with smaller market capitalizations. The Committee also considered Guggenheim’s commitment to monitor the Fund’s performance and update the Independent Trustees on a quarterly basis as to the impact of the process enhancements implemented to-date and advise on other steps that might be taken to address the Fund’s underperformance, if necessary.

Total Return Bond Fund: The returns of the Fund’s Class A shares ranked in the 1st and 2nd percentiles of its performance universe for the three-year and one-year periods ended December 31, 2014, respectively, and outperformed the performance universe median for each of these periods.

World Equity Income Fund: The Fund implemented a strategy change and a new portfolio management team in August 2013. In light of the foregoing, the Committee considered more recent performance periods, including the one-year and three-month periods ended December 31, 2014, and observed that the returns of the Fund’s Class A shares exceeded its performance universe median for the one-year period, ranking in the 27th percentile, and lagged its performance universe median for the three-month period, ranking in the 83rd percentile.

After reviewing the foregoing and related factors, the Committee concluded, within the context of its overall conclusions regarding the Advisory Agreements, that: (i) each Fund’s performance was acceptable; or (ii) it was satisfied with Guggenheim’s responses and efforts relating to investment performance.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Investment Manager from Its Relationship with the Funds: The Committee compared each Fund’s contractual advisory fee and total net expense ratio to the applicable peer group and compared each Fund’s total net expense ratio to its universe of funds for the various classes. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements) of the peer group of funds. In addition, the Committee considered each Fund’s advisory fee as compared to the advisory fee charged by the applicable Adviser to another fund and/or institutional separate account with a similar investment objective and strategies, as applicable, noting that, in certain instances, the Adviser charges a lower advisory fee to other clients. The Committee considered Guggenheim’s explanation that lower fees are charged in certain instances due to numerous factors, including the scope of contract, types

THE GUGGENHEIM FUNDS ANNUAL REPORT | 45

OTHER INFORMATION (Unaudited)(continued)

of investors, applicable regulatory and legal structures, tax status, and for historical pricing reasons. In this regard, the Committee took into account Guggenheim’s assertion that the differences in fees reflected the Advisers’ greater level of responsibilities and significantly broader scope of services regarding the Funds, the more extensive regulatory obligations and risks associated with managing the Funds, and other financial considerations with respect to the Funds.

In further considering the comparative fee and expense data presented in the Contract Materials and addressed by Guggenheim, the Committee made the following observations:

Alpha Opportunity Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the asset weighted total net expense ratio are in the second quartile (27th and 45th percentiles, respectively) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

Floating Rate Strategies Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the fourth quartile (82nd percentile) of its peer group and the asset weighted total net expense ratio is in the third quartile (61st percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

High Yield Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (40th percentile) of its peer group and the asset weighted total net expense ratio is in the fourth quartile (77th percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

Investment Grade Bond Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the third quartile (67th percentile) of its peer group and the asset weighted total net expense ratio is in the fourth quartile (84th percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

Large Cap Value Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (31st percentile) of its peer group and the asset weighted total net expense ratio is in the first quartile (22nd percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

46 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

Limited Duration Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the third quartile (72nd percentile) of its peer group and the asset weighted total net expense ratio is in the second quartile (45th percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

Macro Opportunities Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the fourth quartile (85th percentile) of its peer group and the asset weighted total net expense ratio is in the third quartile (61st percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

Mid Cap Value Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (43rd percentile) of its peer group and the asset weighted total net expense ratio is in the fourth quartile (85th percentile) of its peer group.

Mid Cap Value Institutional Fund: The contractual advisory fee of the Fund is in the first quartile (15th percentile) of its peer group and the total net expense ratio is in the third quartile (69th percentile) of its peer group.

Municipal Income Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the asset weighted total net expense ratio are in the second quartile (26th and 38th percentiles, respectively) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

Risk Managed Real Estate Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the asset weighted total net expense ratio are in the first quartile (1st percentile as to each) of its peer group.

StylePlus—Large Core Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the asset weighted total net expense ratio are in the fourth quartile (80th and 100th percentiles, respectively) of its peer group.

StylePlus—Mid Growth Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (34th percentile) of its peer group and the asset weighted total net expense ratio is in the fourth quartile (100th percentile) of its peer group.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 47

OTHER INFORMATION (Unaudited)(continued)

Small Cap Value Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the fourth quartile (78th percentile) of its peer group and the asset weighted total net expense ratio is in the first quartile (25th percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

Total Return Bond Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the fourth quartile (86th percentile) of its peer group and the asset weighted total net expense ratio is in the first quartile (19th percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

World Equity Income Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (27th percentile) of its peer group and the asset weighted total net expense ratio is in the fourth quartile (80th percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

With respect to the costs of services provided and profits realized by Guggenheim Investments from its relationship with the Funds, the Committee reviewed a profitability analysis and data from management for each Fund setting forth the average assets under management for the twelve months ended December 31, 2014, ending assets under management as of December 31, 2014, gross revenues received by Guggenheim Investments, expenses incurred in providing services to the Funds, earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2013. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis. In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the complexity of the investment strategies employed for the Funds, in addition to the foregoing data and various figures.

The Committee considered other benefits available to each Adviser because of its relationship with the Funds and noted that Security Investors and GPIM may be deemed to benefit from arrangements whereby an affiliate, Rydex Fund Services, LLC, receives fees for (i) performing certain administrative functions and bookkeeping, accounting and pricing functions for the Funds pursuant to a Fund Accounting and Administration Agreement, and (ii) acting as transfer agent for the Funds and performing all shareholder servicing functions, including transferring record ownership, processing purchase and redemption transactions, answering

48 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

inquiries, mailing shareholder communications, and acting as the dividend disbursing agent pursuant to a Transfer Agency Agreement. The Committee reviewed the compensation arrangements for the provision of the foregoing services. The Committee also noted Guggenheim’s statement that it may benefit from marketing synergies arising from offering a broad spectrum of products, including the Funds. Based on all of the information provided and its review, the Committee determined that Guggenheim Investments’ profitability from its relationship with the Funds was not unreasonable.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Funds were being passed along to the shareholders. In this connection, the Committee also noted the Adviser’s statement that Guggenheim continues to develop the infrastructure needed to support Fund asset growth and to achieve economies of scale across the firm’s various products and product lines. Thus, while Guggenheim may be benefiting from certain economies of scale and related cost efficiencies, it is concurrently realizing new costs and expenses associated with investment in infrastructure, personnel and systems.

In addition, the Committee considered the size of the Funds and the competitiveness of and/or other determinations made regarding the current advisory fee for each Fund. The Committee also took into account Guggenheim’s statement that generally the Funds’ assets are not sufficiently large to warrant breakpoints, with only four Funds—Floating Rate Strategies Fund, Macro Opportunities Fund, Mid Cap Value Fund, and Total Return Bond Fund—having assets in excess of (or approaching) $1 billion as of March 31, 2015. With respect to the four Funds noted, the Committee noted that none of the Funds had levels of profitability that were outliers and made the following observations:

Floating Rate Strategies Fund: The Adviser has entered into an expense limitation agreement with respect to the Fund. In addition, the Fund’s total net expense ratio is competitive with the peer group median.

Macro Opportunities Fund: The Adviser has entered into an expense limitation agreement with respect to the Fund. Although the contractual advisory fee is in the fourth quartile of its peer group, the total net expense ratio is competitive with the peer group median. In addition, as noted, the Committee considered Guggenheim’s statement that the Fund is unique to its peer group in that it has a broader investment mandate with greater opportunistic flexibility.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 49

OTHER INFORMATION (Unaudited)(continued)

Mid Cap Value Fund: The Fund’s contractual advisory fee is in line with the peer group median (43rd percentile) and the total net expense ratio is competitive with the peer group median.

Total Return Bond Fund: The Adviser has entered into an expense limitation agreement with respect to the Fund. Although the contractual advisory fee is in the fourth quartile of its peer group, the total net expense ratio is in the first quartile (19th percentile).

The Committee determined that, taking into account all relevant factors, the advisory fee structure for each Fund was reasonable.

Sub-Advisory Agreement

Nature, Extent and Quality of Services Provided by the Sub-Adviser: With respect to the nature, extent and quality of services provided by GPIM (referred to in this discussion as the “Sub-Adviser”), the Committee considered the qualifications, experience and skills of the Sub Adviser’s portfolio management and other key personnel and information from the Sub-Adviser describing the scope of its services to Municipal Income Fund. The Committee also considered the information provided by the Sub-Adviser concerning the Sub-Adviser’s investment practices and techniques and compliance policies and procedures, among other things. With respect to Guggenheim’s resources and the Sub-Adviser’s ability to carry out its responsibilities under the Sub-Advisory Agreement, the Committee included as part of its considerations the unaudited financial information concerning GPIMH presented by the Chief Financial Officer of Guggenheim Investments. (As noted, the Committee received the audited consolidated financial statements of GPIMH once available following the April Meeting.)

The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement. Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and at the May Meeting, as well as other considerations, including the Committee’s knowledge of the Sub-Adviser’s quality of performance of its duties through Board meetings, discussions and reports throughout the year, the Committee concluded that the Sub-Adviser and its personnel were qualified to serve Municipal Income Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Sub Advisory Agreement.

Investment Performance: The Committee considered that the Fund’s Class A shares outperformed the performance universe for the five-year and three-year periods ended December 31, 2014, ranking in the 1st and 35th percentiles, respectively. On January 13, 2012, the Fund acquired the assets and assumed the liabilities of TS&W/Claymore Tax-Advantaged Balanced Fund (the “Predecessor Fund”),

50 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(concluded)

a closed-end fund which used different investment strategies and had different investment advisers. Class A shares of the Fund have assumed the performance, financial and other historical information of the Predecessor Fund’s common shares and the performance of Class A shares of the Fund reflects the performance of the Predecessor Fund. In light of the foregoing, the Committee took into account more recent periods and noted that the Fund’s Class A shares outperformed the performance universe median for the one-year and three-month periods ended December 31, 2014, ranking in the 18th and 47th percentiles, respectively. In this connection, the Committee also considered that the Fund outperformed its benchmark over the one-year and three-month periods ended December 31, 2014.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Sub Adviser from Its Relationship with the Fund: The Committee reviewed the level of sub-advisory fees payable to GPIM, noting that the fees would be paid by Security Investors and do not impact the fees paid by the Fund. The Committee also compared the sub-advisory fee paid by the Adviser to the Sub-Adviser to the fees charged by the Sub-Adviser to other clients including other registered investment companies.

Economies of Scale: The Committee recognized that, because the Sub Adviser’s fees would be paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the applicable Advisory Agreement, which was separately considered. (See “Advisory Agreements – Economies of Scale” above.)

Overall Conclusions

Based on the foregoing, the Committee determined that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of the Agreements is in the best interests of each Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his business judgment, may attribute different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement and the Sub-Advisory Agreement for an additional 12-month term. Thereafter, on May 20, 2015, the Board, including all of the Independent Trustees, approved the renewal of each Advisory Agreement and the Sub-Advisory Agreement for an additional 12-month term.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 51

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee	Since 2014	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	107	Current: Trustee, Purpose Investments Inc. (2014-Present).
Donald A. Chubb, Jr. (1946)	Trustee	Since 1994	Current: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-present).	104	Current: Midland Care, Inc. (2011-present).
Jerry B. Farley (1946)	Trustee	Since 2005	Current: President, Washburn University (1997-present).	103	Current: Westar Energy, Inc. (2004-present); CoreFirst Bank & Trust (2000-present).

52 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES - continued
Roman Friedrich III (1946)	Trustee and Chairman of the Contracts Review Committee	Since 2014	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present). Former: Senior Managing Director, MLV & Co. LLC (2010-2011).	103	Current: Zincore Metals, Inc. (2009-present). Former: Axiom Gold and Silver Corp. (2011-2012).
Robert B. Karn III (1942)	Trustee and Chairman of the Audit Committee	Since 2014	Current: Consultant (1998-present). Former: Arthur Andersen (1965-1997) and Managing Partner, Financial and Economic Consulting, St. Louis office (1987-1997).	103	Current: Peabody Energy Company (2003-present); GP Natural Resource Partners, LLC (2002- present).
Ronald A. Nyberg (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2014	Current: Partner, Nyberg & Cassioppi, LLC (2000-present). Former: Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	109	Current: Edward-Elmhurst Healthcare System (2012-present).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 53

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES - concluded
Maynard F. Oliverius (1943)	Trustee	Since 1998	Current: Retired. Former: President and CEO, Stormont-Vail HealthCare (1996-2012).	103	Current: Fort Hays State University Foundation (1999-present); Stormont-Vail Foundation (2013-present); University of Minnesota HealthCare Alumni Association Foundation (2009-present).
Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of the Board	Since 2014	Current: Portfolio Consultant (2010-present). Former: Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	106	Former: Bennett Group of Funds (2011-2013).

54 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INTERESTED TRUSTEE
Donald C. Cacciapaglia*** (1951)	President, Chief Executive Officer and Trustee	Since 2012	Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present). Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	239

Current: Clear Spring Life Insurance Company (2015-present); Guggenheim Partners Japan, Ltd. (2014-present); Delaware Life (2013-present); Guggenheim Life and Annuity Company (2011-present); Paragon Life Insurance Company of Indiana (2011-present).

*	The business address of each Trustee is c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850.
**	Each Trustee serves an indefinite term, until his successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***	This Trustee is deemed to be an "interested person" of the Funds under the 1940 Act by reason of his position with the Funds' Investment Manager and/or the parent of the Investment Manager.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 55

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS
Joseph M. Arruda (1966)	Assistant Treasurer	Since 2010

Current: Assistant Treasurer, certain other funds in the Fund Complex (2006-present); Vice President, Security Investors, LLC (2010-present); CFO and Manager, Guggenheim Specialized Products, LLC (2009-present).

Former: Vice President, Security Global Investors, LLC (2010-2011); Vice President, Rydex Advisors, LLC (2010); Vice President, Rydex Advisors II, LLC (2010).

William H. Belden, III (1965)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2006-present); Managing Director, Guggenheim Funds Investment Advisors, LLC (2005-present).

Former: Vice President of Management, Northern Trust Global Investments (1999-2005).

Mark J. Furjanic (1959)	Assistant Treasurer	Since 2014	Current: Vice President, Guggenheim Investments (2005-present); Assistant Treasurer, certain other funds in the Fund Complex (2008-present). Former: Senior Manager, Ernst & Young LLP (1999-2005).
James Howley (1972)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2004-present) ; Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

56 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS - continued
Amy J. Lee (1961)	Vice President and Chief Legal Officer	Since 2007 (Vice President) Since 2014 (Chief Legal Officer)

Current: Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014

Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Senior Associate, Guggenheim Investments (2012-present).

Former: J.D., University of Kansas School of Law (2009-2012).

Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: CCO, certain other funds in the Fund Complex (2012-present); CCO, Security Investors, LLC (2012-present); CCO, Guggenheim Funds Investment Advisors, LLC (2012-present); Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (March 2014-present).

Former: CCO, Guggenheim Distributors, LLC (2009-March 2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 57

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS - continued
Alison Santay (1974)	AML Officer	Since 2013

Current: AML Officer, certain other funds in the Fund Complex (2010-present); Director and AML Officer, Rydex Fund Services, LLC (2010-present); AML Officer, Security Investors, LLC (2010-present); Director, Shareholder Risk and Compliance, Rydex Fund Services, LLC (2004-present).

Former: AML Officer, Guggenheim Distributors, LLC (2013-2014).

Kimberly Scott (1974)	Assistant Treasurer	Since 2014

Current: Vice President, Guggenheim Investments (2012-present) ; Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

58 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS - concluded
John L. Sullivan (1955)	Chief Financial Officer and Treasurer	Since 2014

Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

*	The business address of each officer is c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 59

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)

Rydex Funds, Guggenheim Funds, Rydex Investments, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Security Distributors, Inc., Guggenheim Partners Investment Managers, LLC, and Rydex Advisory Services (Collectively “Guggenheim Investments”).

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone—whether it is your personal information or if you are a current or former Guggenheim Investments client.

The Information We Collect About You

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Investments funds or one of the Guggenheim Investments affiliated companies. “Nonpublic personal information” is personally identifiable private information about you. For example, it includes information regarding your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

How We Handle Your Personal Information

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of

60 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)(continued)

new Rydex and Guggenheim Investments funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

Opt Out Provisions

We do not sell your personal information to anyone. The law allows you to “opt out” of only certain kinds of information sharing with third parties. The firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

How We Protect Privacy Online

Our concern for the privacy of our shareholders also extends to those who use our web site, guggenheiminvestments.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Guggenheim Investments web site offers customized features that require our use of “http cookies”—tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your email address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 61

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)(concluded)

We’ll Keep You Informed

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us at 800.820.0888 or 301.296.5100.

62 | THE GUGGENHEIM FUNDS ANNUAL REPORT

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

9.30.2015

Guggenheim Funds Annual Report

Fundamental Alpha
Guggenheim Mid Cap Value Institutional Fund

SBMCVI-ANN-0915x0916	guggenheiminvestments.com

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	3
ABOUT SHAREHOLDERS’ FUND EXPENSES	5
MID CAP VALUE INSTITUTIONAL FUND	8
NOTES TO FINANCIAL STATEMENTS	20
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	28
OTHER INFORMATION	29
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	48
GUGGENHEIM INVESTMENTS PRIVACY POLICIES	56

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

September 30, 2015

Dear Shareholder:

Security Investors, LLC, (the “Investment Adviser”) is pleased to present the shareholder report for Guggenheim Mid Cap Value Institutional Fund (the “Fund”) for the annual fiscal period ended September 30, 2015.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Fund. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Advisers.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Managers’ Commentary for the Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Donald C. Cacciapaglia
President
October 31, 2015

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

Mid Cap Value Institutional Fund may not be suitable for all investors. ● An investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. ● The intrinsic value of the underlying stocks may never be realized, or the stock may decline in value. ● Investments in small- to mid-sized company securities may present additional risks, such as less predictable earnings, higher volatility, and less liquidity than larger, more established companies.

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	September 30, 2015

At the end of the period, the underlying U.S. economy continued to maintain its strong footing. A market correction that began in August persisted through the end of the period; September and October are historically difficult times for the stock market, and by extension, risk assets of any kind, including credit.

Markets had been performing solidly for most of the period. Growth mid-year bounced back from a weather-induced slowdown in the first quarter, with GDP increasing 3.9% for the second quarter. The labor and housing markets continued to strengthen, and the drop in gas prices was acting as a tax cut, which was expected to increase consumer spending power going into the holiday season. Even though labor markets are moving toward full employment, questions remain about the viability of sustained economic expansion in the U.S. In particular, there is debate about the net effect of declining energy prices and a stronger dollar. These are both positive for the U.S. consumer, but low oil prices hurt the U.S. energy industry and a strong dollar is challenging for U.S. manufacturers. In addition, oil prices and the strong dollar exert a downward pressure on inflation, and a risk of deflation is a negative for the economy.

At the same time, currency devaluation, particularly in Japan and the euro zone, is putting pressure on countries to devalue to improve export competitiveness. Those countries slow to devalue, like China, are feeling economic pressure at home, driving down asset prices, and increasing deflationary pressures, escalating the risk of financial contagion abroad. China may have to devalue the renminbi further due to continued slowing in the economy. Combined with the tepid expansion in both Europe and Japan, the pressure will be for central banks there to increase easing measures.

The U.S. Federal Reserve (the “Fed”) is hard pressed to justify a rate increase based on its self-prescribed metrics, which include rising inflation and an improved employment situation with clearly rising wages. At best, policymakers can argue that the prospects for wage growth and inflation are improving, but clear evidence is lacking.

A preemptive rate increase seems risky and opens the Fed to potential criticism given the fragility in financial markets and the prospect that rising U.S. rates could further strengthen the dollar and also potentially exacerbate foreign economic turbulence. While prices and wages remain tame, the risk of another asset bubble is increasing. The longer policy remains highly accommodative, the greater the likelihood that asset classes including commercial real estate, equities, or certain categories of bonds could become overvalued.

At period end, the risk of financial contagion remained high, which could result in central banks providing additional liquidity or delaying rate increases. Use of the monetary printing press is a handy tool to prop up asset prices and temporarily spur economic growth, which is the main reason a recession does not appear to be on the

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	September 30, 2015

horizon for either the G-7 nations or China. It’s also worth noting that there has never been a recession in the post-war period without the Fed first raising interest rates, after which it typically takes several years for a recession to be induced.

For the 12 months ended September 30, 2015, the Standard & Poor’s 500® Index* (“S&P 500®”) returned -0.61%. The Morgan Stanley Capital International (“MSCI”) Europe-Australasia-Far East (“EAFE”) Index* returned -8.66%. The return of the MSCI Emerging Markets Index* was -19.28%.

In the bond market, the Barclays U.S. Aggregate Bond Index* posted a 2.94% return for the period, while the Barclays U.S. Corporate High Yield Index* returned -3.43%. The return of the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.02% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar (“USD”)-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS.

Barclays U.S. Corporate High Yield Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

Russell 2500® Value Index measures the performance of the small-to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2015 and ending September 30, 2015.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2015	Ending Account Value September 30, 2015	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Mid Cap Value Institutional Fund	1.04%	(9.71%)	$ 1,000.00	$ 902.90	$ 4.96

Table 2. Based on hypothetical 5% return (before expenses)
Mid Cap Value Institutional Fund	1.04%	5.00%	$ 1,000.00	$ 1,019.85	$ 5.27

[1]	Annualized and excludes expenses of the underlying funds in which the Fund invests.
[2]

Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period March 31, 2015 to September 30, 2015.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

MANAGER’S COMMENTARY (Unaudited)	September 30, 2015

To Our Shareholders:

Guggenheim Mid Cap Value Institutional Fund (the “Fund”) is managed by a team of seasoned professionals led by James Schier, CFA, Senior Portfolio Manager. During the period, the following individuals were added as Portfolio Managers to the Fund: Scott Hammond, Managing Director and Portfolio Manager; Farhan Sharaff, Assistant Chief Investment Officer, Equities; and Gregg Strohkorb, CFA. In the following paragraphs, the team discusses performance of the Fund for the fiscal year ended September 30, 2015.

For the year ended September 30, 2015, the Guggenheim Mid Cap Value Institutional Fund returned -5.85%1, compared with the -2.44% return of its benchmark, the Russell 2500 Value Index.

Strategy and Market Overview

Our investment approach focuses on understanding how companies make money and how easily companies can improve returns, maintain existing high levels of profitability, or benefit from change that occurs within the industries in which they operate. In today’s rapidly changing environment marked by very sharp and quick, but constrained volatility, our long-term orientation and discipline are a competitive advantage. This should become especially critical when the environment of indiscriminant valuation expansion subsides, and fundamentals once again become a more dominant factor in the market.

Performance Review

Stock selection in Utilities sector was the leading contributor to performance. The Fund’s Utilities sector holdings, weighted about the same as the index, returned twice that of the index. Within the sector, the Fund favored companies that have meaningful exposure to non-regulated businesses. Stock selection within the Materials sector was another large contributor to performance. The Fund’s Materials holdings had a negative return, but lost considerably less than the sector in the index.

The leading individual contributor to performance was Hanover Insurance Group, Inc., one of the Fund’s long-time largest holdings. The Fund favored the property and casualty market because of its positive pricing trends. Other large contributors were companies with strong earnings: MEDNAX, Inc., a provider of physician management services with specialty in neonatal care, and Hologic, Inc., a maker of diagnostic devices.

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGER’S COMMENTARY (Unaudited)(continued)	September 30, 2015

The leading detractor from return for the period was stock selection in the Energy sector. Commodity-oriented companies performed poorly late in the period across all industries, and Energy was especially weak. The lack of holdings in refining or other sub-industries less impacted by crude’s weakness was a detriment. Companies such as Whiting Petroleum Corp. and Oasis Petroleum, Inc., that are essentially 100% dependent on crude pricing—as they operate in the Bakken, where all production is crude oil—were especially weak. Whiting Petroleum was the leading individual detractor for the year followed by Oasis Petroleum and Resolute Energy Corp.

The second-leading detractor from return was the Fund’s stock selection in the Information Technology sector. Maxwell Technologies, Inc. was leading detractor in that sector. It has faced challenges in transitioning the business from a lumpy Chinese bus market to domestic offerings of ultra-capacitors.

Portfolio Positioning

The largest relative sector exposures for the year were an underweight in Financials and an overweight in Consumer Staples.

Within Financials, the underweighting in REITs (Real Estate Investment Trusts) was damaging early in the period, when this industry performed well. In early 2015, we began to view REITs as a sector rather than an industry within a sector, leading the Fund to have a weighting that is in line with the minimum the Fund would have for any significant sector. The weighting disparity was significantly lower at the end of the period. That brought the Financials sector closer to equal weight with the index.

The overweight to Staples was a significant contributor to return for the year. It was driven by our bottom-up fundamental research having identified several companies with favorable risk-return profiles.

Portfolio and Market Outlook

Despite a firming economy, investors continued to be very cautious during the quarter as safe-haven areas such as Consumer Staples, Utilities, and REITs performed the best, while Energy, Information Technology, and Industrials lagged. Companies tied to the commodity cycle were especially hard hit late in the period. As the world continues to look towards the U.S. economy to be the engine for growth, and as foreign investors continue to fear the safety of their own currencies and economies, interest in U.S. assets should continue to be robust. The prolonged decline in U.S. government bond yields should continue to make equities an attractive alternative for incremental investment dollars.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

MANAGER’S COMMENTARY (Unaudited)(concluded)	September 30, 2015

Our portfolios tend to reflect a bias toward companies with balance sheet quality. We continue to find niche companies with what we believe to be attractive growth opportunities, and, as such, are constructive on the outlook.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures do not reflect taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2015

MID CAP VALUE INSTITUTIONAL FUND

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: July 11, 2008

Ten Largest Holdings (% of Total Net Assets)
Hanover Insurance Group, Inc.	2.7%
Reinsurance Group of America, Inc. — Class A	2.4%
MEDNAX, Inc.	2.3%
Alleghany Corp.	2.3%
Ameren Corp.	2.2%
FLIR Systems, Inc.	2.2%
Pinnacle West Capital Corp.	2.1%
Computer Sciences Corp.	2.0%
Sonoco Products Co.	1.9%
FirstMerit Corp.	1.8%
Top Ten Total	21.9%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2015

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2015

	1 Year	5 Year	Since Inception (07/11/08)
Mid Cap Value Institutional Fund	-5.85%	8.03%	8.89%
Russell 2500 Value Index	-2.44%	11.49%	8.94%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2500 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	September 30, 2015
MID CAP VALUE INSTITUTIONAL FUND

	Shares	Value

COMMON STOCKS† - 96.9%

Financial - 32.6%
Hanover Insurance Group, Inc.	101,027	$7,849,797
Reinsurance Group of America, Inc. — Class A	76,053	6,889,641
Alleghany Corp.*	13,870	6,492,686
FirstMerit Corp.	295,220	5,216,537
Popular, Inc.	146,253	4,421,228
Zions Bancorporation	158,980	4,378,309
CubeSmart	155,690	4,236,325
Camden Property Trust	57,190	4,226,341
BioMed Realty Trust, Inc.	210,950	4,214,781
Wintrust Financial Corp.	78,050	4,170,212
Sun Communities, Inc.	56,090	3,800,658
Endurance Specialty Holdings Ltd.	62,020	3,785,081
Assured Guaranty Ltd.	144,890	3,622,250
Apartment Investment & Management Co. — Class A	91,660	3,393,253
Kilroy Realty Corp.	48,160	3,138,106
Radian Group, Inc.	172,040	2,737,156
Fulton Financial Corp.	209,259	2,532,034
Alexandria Real Estate Equities, Inc.	29,180	2,470,671
Trustmark Corp.	100,350	2,325,110
Jones Lang LaSalle, Inc.	16,000	2,300,320
E*TRADE Financial Corp.*	83,640	2,202,241
Parkway Properties, Inc.	114,708	1,784,856
Ocwen Financial Corp.*	241,897	1,623,129
Prosperity Bancshares, Inc.	31,770	1,560,225
NorthStar Realty Finance Corp.	115,280	1,423,708
UDR, Inc.	25,470	878,206
Umpqua Holdings Corp.	49,670	809,621
Chatham Lodging Trust	30,220	649,126
Communications Sales & Leasing, Inc.	30,870	552,573
Total Financial		93,684,181

Consumer, Non-cyclical - 17.3%
MEDNAX, Inc.*	87,126	6,690,405
HealthSouth Corp.	109,500	4,201,515
Bunge Ltd.	52,730	3,865,109
Navigant Consulting, Inc.*	207,870	3,307,211
Kindred Healthcare, Inc.	198,562	3,127,352
Quanta Services, Inc.*	127,400	3,084,354
Sanderson Farms, Inc.	43,600	2,989,652
Hologic, Inc.*	68,668	2,686,979
ICF International, Inc.*	78,357	2,381,269
Premier, Inc. — Class A*	66,800	2,295,916
Patterson Companies, Inc.	52,243	2,259,510
Emergent BioSolutions, Inc.*	76,237	2,171,992
Darling Ingredients, Inc.*	191,290	2,150,100
Globus Medical, Inc. — Class A*	83,030	1,715,400
IPC Healthcare, Inc.*	19,090	1,483,102
Surgical Care Affiliates, Inc.*	43,162	1,410,966
Brookdale Senior Living, Inc. — Class A*	59,540	1,367,038
Ingredion, Inc.	11,520	1,005,811
Universal Corp.	19,310	957,197
Everi Holdings, Inc.*	112,220	575,689
Total Consumer, Non-cyclical		49,726,567

Industrial - 12.6%
FLIR Systems, Inc.	222,200	6,219,378
Sonoco Products Co.	141,296	5,332,511
Orbital ATK, Inc.	68,428	4,917,920
Owens-Illinois, Inc.*	188,279	3,901,141
Oshkosh Corp.	99,158	3,602,410
WestRock Co.	66,760	3,434,134
Huntington Ingalls Industries, Inc.	25,674	2,750,969
Gentex Corp.	154,917	2,401,214
Werner Enterprises, Inc.	86,120	2,161,612
Knight Transportation, Inc.	30,510	732,240
Kirby Corp.*	11,760	728,532
Total Industrial		36,182,061

Utilities - 9.7%
Ameren Corp.	151,164	6,389,701
Pinnacle West Capital Corp.	94,320	6,049,685

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS	September 30, 2015
MID CAP VALUE INSTITUTIONAL FUND

	Shares	Value

Westar Energy, Inc.	108,140	$4,156,902
Great Plains Energy, Inc.	128,475	3,471,395
Portland General Electric Co.	76,070	2,812,308
Avista Corp.	78,960	2,625,420
Black Hills Corp.	60,346	2,494,704
Total Utilities		28,000,115

Consumer, Cyclical - 8.1%
Visteon Corp.*	41,100	4,160,964
DR Horton, Inc.	121,140	3,556,671
Caleres, Inc.	93,678	2,859,989
Ryland Group, Inc.	70,010	2,858,508
JC Penney Company, Inc.*	231,100	2,146,919
Essendant, Inc.	65,136	2,112,360
Ascena Retail Group, Inc.*	127,880	1,778,811
PulteGroup, Inc.	81,520	1,538,282
WESCO International, Inc.*	17,865	830,187
Sonic Automotive, Inc. — Class A	33,760	689,379
Fossil Group, Inc.*	12,070	674,472
Total Consumer, Cyclical		23,206,542

Technology - 7.8%
Computer Sciences Corp.	92,350	5,668,443
Diebold, Inc.	150,470	4,479,492
IXYS Corp.	366,527	4,090,441
Maxwell Technologies, Inc.*	595,221	3,226,098
Cree, Inc.*	79,460	1,925,316
Super Micro Computer, Inc.*	60,049	1,636,936
ManTech International Corp. — Class A	28,330	728,081
KEYW Holding Corp.*	92,856	571,064
Total Technology		22,325,871

Energy - 3.4%
Oasis Petroleum, Inc.*	242,240	2,102,643
Whiting Petroleum Corp.*	134,351	2,051,540
Patterson-UTI Energy, Inc.	109,000	1,432,260
Rowan Companies plc — Class A	87,350	1,410,703
Sanchez Energy Corp.*	227,247	1,397,569
Superior Energy Services, Inc.	99,994	1,262,924
HydroGen Corp.*,†††,1	1,265,700	1
Total Energy		9,657,640

Communications - 2.8%
DigitalGlobe, Inc.*	201,751	3,837,303
Finisar Corp.*	174,150	1,938,290
Scripps Networks Interactive, Inc. — Class A	26,730	1,314,849
Liquidity Services, Inc.*	147,831	1,092,471
Total Communications		8,182,913

Basic Materials - 2.6%
Reliance Steel & Aluminum Co.	38,540	2,081,546
Landec Corp.*	158,984	1,855,344
Royal Gold, Inc.	33,430	1,570,541
Olin Corp.	78,224	1,314,945
Stillwater Mining Co.*	70,300	726,199
Total Basic Materials		7,548,575

Total Common Stocks
(Cost $278,534,265)		278,514,465

CONVERTIBLE PREFERRED STOCKS††† - 0.0%
Thermoenergy Corp.*,2,3	793,750	2,086
Total Convertible Preferred Stocks
(Cost $757,980)		2,086

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2015
MID CAP VALUE INSTITUTIONAL FUND

	Shares	Value

SHORT TERM INVESTMENTS† - 2.0%
Dreyfus Treasury Prime Cash Management Institutional Shares 0.00%[4]	5,678,605	$5,678,605
Total Short Term Investments
(Cost $5,678,605)		5,678,605

Total Investments - 98.9%
(Cost $284,970,850)		$284,195,156
Other Assets & Liabilities, net - 1.1%		3,174,685
Total Net Assets - 100.0%		$287,369,841

*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Affiliated issuer — See Note 6.
[2]

PIPE (Private Investment in Public Equity) — Stock issued by a company in the secondary market as a means of raising capital more quickly and less expensively than through registration of a secondary public offering.

[3]	Illiquid security.
[4]	Rate indicated is the 7 day yield as of September 30, 2015.
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

STATEMENT OF ASSETS AND LIABILITIES
MID CAP VALUE INSTITUTIONAL FUND

September 30, 2015

Assets:
Investments in unaffiliated issuers, at value (cost $284,968,319)	$284,195,155
Investments in affiliated issuers, at value (cost $2,531)	1
Total investments (cost $284,970,850)	284,195,156
Prepaid expenses	35,117
Cash	4,414
Receivables:
Securities sold	3,797,637
Dividends	449,354
Fund shares sold	198,882
Foreign taxes reclaim	10,107
Total assets	288,690,667

Liabilities:
Payable for:
Securities purchased	689,608
Fund shares redeemed	332,431
Management fees	183,022
Fund accounting/administration fees	23,183
Transfer agent/maintenance fees	7,511
Trustees’ fees*	2,518
Miscellaneous	82,553
Total liabilities	1,320,826
Net assets	$287,369,841

Net assets consist of:
Paid in capital	$262,088,037
Undistributed net investment income	2,520,139
Accumulated net realized gain on investments	23,537,359
Net unrealized depreciation on investments	(775,694)
Net assets	$287,369,841
Capital shares outstanding	27,598,021
Net asset value per share	$10.41

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
MID CAP VALUE INSTITUTIONAL FUND

Year Ended September 30, 2015

Investment Income:
Dividends (net of foreign withholding tax of $2,656) from unaffiliated issuers	$7,847,493
Interest	23,997
Total investment income	7,871,490

Expenses:
Management fees	3,757,786
Transfer agent/maintenance fees	675,828
Fund accounting/administration fees	475,987
Trustees’ fees*	44,018
Line of credit fees	41,343
Custodian fees	26,372
Tax expense	521
Miscellaneous	263,404
Total expenses	5,285,259
Net investment income	2,586,231

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	60,951,511
Net realized gain	60,951,511
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(81,449,262)
Net change in unrealized appreciation (depreciation)	(81,449,262)
Net realized and unrealized loss	(20,497,751)
Net decrease in net assets resulting from operations	$(17,911,520)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

STATEMENTS OF CHANGES IN NET ASSETS
MID CAP VALUE INSTITUTIONAL FUND

	Year Ended September 30, 2015	Year Ended September 30, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,586,231	$2,551,218
Net realized gain on investments	60,951,511	73,635,732
Net change in unrealized appreciation (depreciation) on investments	(81,449,262)	(43,832,495)
Net increase (decrease) in net assets resulting from operations	(17,911,520)	32,354,455

Distributions to shareholders from:
Net investment income	(2,549,762)	(3,106,999)
Net realized gains	(71,890,688)	(35,348,105)
Total distributions to shareholders	(74,440,450)	(38,455,104)

Capital share transactions:
Proceeds from sale of shares	180,989,626	164,229,754
Distributions reinvested	40,920,075	23,335,832
Cost of shares redeemed	(440,288,527)	(154,829,343)
Net increase (decrease) from capital share transactions	(218,378,826)	32,736,243
Net increase (decrease) in net assets	(310,730,796)	26,635,594

Net assets:
Beginning of year	598,100,637	571,465,043
End of year	$287,369,841	$598,100,637
Undistributed net investment income at end of year	$2,520,139	$2,150,653

Capital share activity:
Shares sold	15,865,670	12,370,911
Shares issued from reinvestment of distributions	3,627,667	1,834,578
Shares redeemed	(38,179,646)	(11,576,179)
Net increase (decrease) in shares	(18,686,309)	2,629,310

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
MID CAP VALUE INSTITUTIONAL FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended Sept. 30, 2015	Year Ended Sept. 30, 2014	Year Ended Sept. 30, 2013	Year Ended Sept. 30, 2012	Year Ended Sept. 30, 2011
Per Share Data
Net asset value, beginning of period	$12.92	$13.09	$11.29	$9.97	$11.34
Income (loss) from investment operations:
Net investment income (loss)[a]	.06	.06	.06	.03	.04
Net gain (loss) on investments (realized and unrealized)	(.66)	.65	2.90	2.30	(.87)
Total from investment operations	(.60)	.71	2.96	2.33	(.83)
Less distributions from:
Net investment income	(.07)	(.07)	(.04)	(.04)	(.06)
Net realized gains	(1.84)	(.81)	(1.12)	(.97)	(.48)
Total distributions	(1.91)	(.88)	(1.16)	(1.01)	(.54)
Net asset value, end of period	$10.41	$12.92	$13.09	$11.29	$9.97

Total Return[b]	(5.85%)	5.53%	28.89%	24.96%	(8.05%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$287,370	$598,101	$571,465	$490,741	$472,266
Ratios to average net assets:
Net investment income (loss)	0.52%	0.42%	0.51%	0.30%	0.34%
Total expenses[d]	1.05%	1.05%	1.01%	1.01%	0.98%
Net expenses[d]	1.05%	1.05%	1.01%	0.98%[c]	0.90%[c]
Portfolio turnover rate	95%	41%	24%	33%	38%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[d]	Does not include expenses of the underlying funds in which the Fund invests.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate Fund. The Trust is authorized to issue an unlimited number of shares. The Trust accounts for the assets of each Fund separately.

The Trust offers a combination of four separate classes of shares, A-Class shares, C-Class shares, P-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%, except for Limited Duration Fund which will not exceed 2.25%. Prior to February 22, 2011, the maximum sales charge was 5.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. B-Class shares previously offered have been converted to A-Class shares effective July 31, 2014 for the Alpha Opportunity Fund, and effective August 8, 2015 for the other funds in the Trust. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares have a minimum initial investment of $2 million and a minimum account balance of $1 million. At September 30, 2015, the Trust consisted of seventeen funds (the “Funds”).

This report covers the Mid Cap Value Institutional Fund (the “Fund”), a diversified investment company.

Guggenheim Investments (“GI”) provides advisory services, and Rydex Fund Services, LLC (“RFS”) provides transfer agent, administrative and accounting services to the Trust. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI, RFS and GFD are affiliated entities.

Significant Accounting Policies

The Fund operates as an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, by the number of outstanding shares of the Fund.

A. The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities or other assets.

Valuations of the Fund’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed and will review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used by, and valuations provided by, the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Open-end investment companies (“Mutual Funds”) are valued at their NAV as of the close of business, on the valuation date.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

NOTES TO FINANCIAL STATEMENTS (continued)

Investments for which market quotations are not readily available are fair valued as determined in good faith by GI under the direction of the Board of Trustees using methods established or ratified by the Board of Trustees. These methods include but are not limited to: (i) obtaining general information as to how these securities and assets trade; and (ii) obtaining other information and considerations, including current values in related markets.

B. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

C. Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

D. Certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis upon the respective aggregate net assets of each Fund included in the Trust.

E. Under the fee arrangement with the custodian, the Fund may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits, if any. For the year ended September 30, 2015, there were no earnings credits received.

The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

F. Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2. Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on Federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

The tax character of distributions paid during the year ended September 30, 2015 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Mid Cap Value Institutional Fund	$5,649,717	$68,790,733	$74,440,450

The tax character of distributions paid during the year ended September 30, 2014 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Mid Cap Value Institutional Fund	$6,118,621	$32,336,483	$38,455,104

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

NOTES TO FINANCIAL STATEMENTS (continued)

Tax components of accumulated earnings/(deficit) as of September 30, 2015, were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation/ (Depreciation)	Accumulated Capital and Other Losses
Mid Cap Value Institutional Fund	$2,520,139	$25,619,255	$(2,857,590)	$—

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. Under the RIC Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of September 30, 2015, the Fund had no capital loss carryforwards.

As of September 30, 2015, the following reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations, which are due to equalization accounting, passive foreign investment companies, and dividend reclasses. Net investment income, net realized gains and net assets were not affected by these changes.

On the Statement of Assets and Liabilities, the following adjustments were made for permanent book/tax differences:

Fund	Paid In Capital	Undistributed Net Investment Income	Accumulated Net Realized Loss
Mid Cap Value Institutional Fund	$22,881,809	$333,017	$(23,214,826)

At September 30, 2015, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Gain	Tax Unrealized Loss	Net Unrealized Loss
Mid Cap Value Institutional Fund	$287,052,745	$30,193,584	$(33,051,173)	$(2,857,589)

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

3. Fees and Other Transactions with Affiliates

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees calculated at an annualized rate of 0.75% of the average daily net assets of the Fund.

RSF provides transfer agent services to the Fund for fees calculated at the rates below, which are assessed to the applicable class of the Fund. For these services, RFS receives the following:

Annual charge per account	$5.00 – $8.00
Transaction fee	$0.60 – $1.10
Minimum annual charge per Fund†	$25,000
Certain out-of-pocket charges	Varies

†	Not subject to Fund during first twelve months of operations.

RFS also acts as the administrative agent for the Fund, and as such performs administrative functions and the bookkeeping, accounting and pricing functions for the Fund. For these services, RFS receives 0.095% of the average daily net assets of the Fund. The minimum annual charge for fund accounting/administrative fees is $25,000.

RFS engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

Certain trustees and officers of the Trust are also officers of GI, RFS and GFD.

4. Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

NOTES TO FINANCIAL STATEMENTS (continued)

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2015. See Schedule of Investments for more details on the classification of securities.

	Level 1 Investments In Securities	Level 2 Investments In Securities	Level 3 Investments In Securities	Total
Assets
Mid Cap Value Institutional Fund	$284,193,069	$—	$2,087	$284,195,156

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in the investment’s valuation changes. The Fund recognizes transfers between levels as of the beginning of the period.

For the year ended September 30, 2015, there were no transfers between levels.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

5. Securities Transactions

For the year ended September 30, 2015, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Mid Cap Value Institutional Fund	$452,835,739	$728,917,575

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (concluded)

6. Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

Transactions during the year ended September 30, 2015 in which the portfolio company is an “affiliated person” are as follows:

Affiliated issuers by Fund	Value 09/30/14	Additions	Reductions	Value 09/30/15	Shares 09/30/15	Investment Income
Mid Cap Value Institutional Fund
HydroGen Corp.	$1	$—	$—	$1	1,265,700	$—

7. Line of Credit

The Trust, with the exception of Alpha Opportunity Fund and Capital Stewardship Fund, secured a committed, $625,000,000 line of credit from Citibank, N.A., good through October 9, 2015, at which time the line of credit may be renewed. This line of credit is reserved for emergency or temporary purposes. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, LIBOR plus 1.0%, and the Fed Funds rate, plus 0.50%. The Trust did not have any borrowings under this agreement as of and for the year-ended September 30, 2015. The Trust also pays a commitment fee at an annualized rate of 0.07% of the average daily amount of their unused commitment amount.

8. Other Liabilities

The Fund wrote put option contracts through Lehman Brothers Inc., (“LBI”) that were exercised prior to the option contracts’ expiration and prior to the bankruptcy filing by LBI, during September 2008. However, these transactions have not settled and the securities have not been delivered to the Fund as of September 30, 2015.

Although the ultimate resolution of these transactions is uncertain, the Fund has recorded a liability on its books equal to the difference between the strike price on the put options and the market price of the underlying security on the exercise date. The amount of the liability recorded by the Fund as of September 30, 2015, was $15,940.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
of Guggenheim Funds Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guggenheim Mid Cap Value Institutional Fund (one of the series constituting the Guggenheim Funds Trust) (the “Fund”) as of September 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with custodians and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Guggenheim Mid Cap Value Institutional Fund (one of the series constituting the Guggenheim Funds Trust) at September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia
November 25, 2015

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Tax Information

In January 2016, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2015.

The Fund’s investment income (dividend income plus short-term gains, if any) qualifies as follows:

Of the ordinary income distributions paid during the year, the following funds had the corresponding percentages qualify for the dividends received deduction for corporations:

Fund	Dividend received deduction
Mid Cap Value Institutional Fund	100.00%

The following amounts of taxable ordinary income dividends paid during the fiscal year qualified for the lower income tax rate available to individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003:

Fund	Qualified dividend income
Mid Cap Value Institutional Fund	100.00%

Additionally, of the taxable ordinary income distributions paid during the fiscal year ending September 30, 2015, the Fund had the following percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively:

Fund	Qualified	Qualified short-term
Mid Cap Value Institutional Fund	0.00%	100.00%

With respect to the taxable year ended September 30, 2015, the Fund hereby designates as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	LTCG dividend income	From Proceeds of Shareholder Redemptions
Mid Cap Value Institutional Fund	$68,790,733	$22,881,809

THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

OTHER INFORMATION (Unaudited)(continued)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level Classifications defined by Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement, has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Report of the Guggenheim Funds Trust Contracts Review Committee

Guggenheim Funds Trust (the “Trust”) was organized as a Delaware statutory trust on November 8, 2013, and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust includes the following series:

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

●  Guggenheim Alpha Opportunity Fund (“Alpha Opportunity Fund”)

●  Guggenheim Enhanced World Equity Fund (“Enhanced World Equity Fund”)

●  Guggenheim High Yield Fund (“High Yield Fund”)

●  Guggenheim Large Cap Value Fund (“Large Cap Value Fund”)

●  Guggenheim Macro Opportunities Fund (“Macro Opportunities Fund”)

●  Guggenheim Mid Cap Value Institutional Fund (“Mid Cap Value Institutional Fund”)

●  Guggenheim Risk Managed Real Estate Fund (“Risk Managed Real Estate Fund”)

●  Guggenheim StylePlus—Large Core Fund (“StylePlus—Large Core Fund”)

●  Guggenheim Total Return Bond Fund (“Total Return Bond Fund”)

●  Guggenheim Capital Stewardship Fund (“Capital Stewardship Fund”)

●  Guggenheim Floating Rate Strategies Fund (“Floating Rate Strategies Fund”)

●  Guggenheim Investment Grade Bond Fund (“Investment Grade Bond Fund”)

●  Guggenheim Limited Duration Fund (“Limited Duration Fund”)

●  Guggenheim Mid Cap Value Fund (“Mid Cap Value Fund”)

●  Guggenheim Municipal Income Fund (“Municipal Income Fund”)

●  Guggenheim Small Cap Value Fund (“Small Cap Value Fund”)

●  Guggenheim StylePlus—Mid Growth Fund (“StylePlus—Mid Growth Fund”)

●  Guggenheim World Equity Income Fund (“World Equity Income Fund”)

With the exception of Capital Stewardship Fund, Enhanced World Equity Fund, Floating Rate Strategies Fund, Limited Duration Fund, Macro Opportunities Fund, Risk Managed Real Estate Fund and Total Return Bond Fund, Security Investors, LLC, also known as Guggenheim Investments (“Security Investors”) and an indirect subsidiary of Guggenheim Partners, LLC, a global, diversified financial services firm (“Guggenheim Partners”), serves as investment adviser to each series of the Trust. (Guggenheim Partners, Security Investors, Guggenheim Partners Investment Management, LLC (“GPIM”) and their affiliates may be referred to herein collectively as “Guggenheim.”) In this connection, the Trust and Security Investors have entered into five separate investment management agreements which group the series as follows: (i) Mid Cap Value Fund, Mid Cap Value Institutional Fund, Small Cap Value Fund, StylePlus—Large Core Fund and World Equity Income Fund; (ii) Large Cap Value Fund; (iii) StylePlus—Mid Growth; (iv)

THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

OTHER INFORMATION (Unaudited)(continued)

Investment Grade Bond Fund, High Yield Fund and Municipal Income Fund; and (v) Alpha Opportunity Fund. (The Funds identified in (i) through (v) above are collectively referred to herein as the “SI-Advised Funds.”) Under the terms of the applicable investment management agreement between the Trust and Security Investors, Security Investors also is responsible for overseeing the activities of GPIM, an indirect subsidiary of Guggenheim Partners, with respect to its service as investment sub-adviser to Municipal Income Fund, pursuant to an investment sub-advisory agreement between Security Investors and GPIM (the “Sub-Advisory Agreement”).

GPIM serves as investment adviser with respect to each of Capital Stewardship Fund, Enhanced World Equity Fund, Floating Rate Strategies Fund, Limited Duration Fund, Macro Opportunities Fund, Risk Managed Real Estate Fund and Total Return Bond Fund (collectively, the “GPIM-Advised Funds” and together with the SI-Advised Funds, the “Funds” and individually, a “Fund”). In this connection, the Trust and GPIM have entered into five separate investment advisory agreements which group includes the GPIM-Advised Funds as follows: (i) Enhanced World Equity Fund; (ii) Floating Rate Strategies Fund, Macro Opportunities Fund and Total Return Bond Fund; (iii) Capital Stewardship Fund; (iv) Limited Duration Fund; and (v) Risk Managed Real Estate Fund. (The investment management agreements pertaining to the SIAdvised Funds and the investment advisory agreements pertaining to the GPIM-Advised Funds are referred to herein together as the “Advisory Agreements” and, together with the Sub Advisory Agreement, as the “Agreements.” In addition, unless the context indicates otherwise, GPIM, with respect to its service as investment adviser to the GPIM-Advised Funds, and Security Investors as to the SI-Advised Funds, are each referred to herein as the “Adviser” and together, the “Advisers.”) Under the supervision of the Board of Trustees of the Trust (the “Board,” with the members of the Board referred to individually as the “Trustees”), the Advisers regularly provide (or, as applicable, oversee the provision of) investment research, advice and supervision, a continuous investment program, and direct the purchase and sale of securities and other investments for each Fund’s portfolio.

Following an initial two-year term, the Advisory Agreements continue in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested persons,” as defined by the 1940 Act, of the Trust (the “Independent Trustees”) casting votes in person at a meeting called for such purpose. At meetings held in person on April 29, 2015 (the “April Meeting”) and on May 19, 2015 (the “May Meeting”), the members of the Contracts Review Committee of the Board (the “Committee”), consisting solely

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Advisory Agreements and the Sub-Advisory Agreement in connection with the Committee’s annual contract review schedule.1 As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”). Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Agreements and other principal contracts. In this connection, Independent Legal Counsel advised the Committee of: (i) the responsibilities of board members under applicable law; (ii) the standards for determining what constitutes an excessive fee as delineated by the courts and the factors the Trustees should consider in determining whether to approve the fee arrangements; and (iii) the disclosure requirements pertaining to these approvals, as required by the Securities and Exchange Commission. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. Recognizing that the evaluation process with respect to the services provided by each of the Advisers is an ongoing one, the Committee also considered the variety of written materials, reports and oral presentations it received (and also received by the full Board) throughout the year regarding performance and operating results of the Funds.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help boards of directors/trustees fulfill their advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. Guggenheim prepared a presentation in response to a formal request for information sent by Independent Legal Counsel on behalf of the Independent Trustees. In addition, Guggenheim made a presentation at the April Meeting, which addressed areas identified for discussion by the Committee Chair and Independent Legal Counsel. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided following the April Meeting (collectively with the foregoing reports and materials, the “Contract Materials”).

[1]

Since the Capital Stewardship Fund was subject to an investment management agreement approved by the Board for an initial term of two years at an in-person meeting of the Board held on August 19-20, 2014, it was not included in the contract renewal process conducted at the meetings in April and May 2015. Accordingly, references herein to the “Funds” should be understood as referring to all series of the Trust, excluding the Capital Stewardship Fund.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

OTHER INFORMATION (Unaudited)(continued)

Among other things, Guggenheim provided: (i) staffing reports and biographies of those key personnel of each Adviser providing services to the Funds; (ii) descriptions of various services performed by Guggenheim for the provision of a continuous investment program for each Fund, monitoring compliance with Fund investment strategies and statutory requirements, reviewing trading processes and conducting investment performance analyses; (iii) information regarding each Adviser’s compliance and regulatory history, including its Form ADV; and (iv) information concerning the parent company and overall Guggenheim organization and strategic plans and goals, all to assist the Committee in assessing the nature, extent and quality of services provided by each of Security Investors and GPIM, respectively. In addition, Guggenheim’s response included information comparing the investment performance, advisory fees and total expenses of the Funds to other funds (including such information presented in the FUSE reports as well as supplemental information prepared by Guggenheim), charts showing gross revenues, expenses and earnings for Guggenheim by product line and each Fund, including a breakout of various expenses, a description of Guggenheim’s expense allocation methodology and information about the profitability of the Funds to Guggenheim Investments (the investment management business of Guggenheim Partners), financial information for Guggenheim Investments, and certain information about Guggenheim’s insurance policies, business continuity plan, proxy voting procedures, trade allocation, shareholder communications and compliance monitoring, among other things.

The Committee considered the foregoing Contract Materials in the context of its substantial accumulated experience governing the Trust and weighed the factors and standards discussed with Independent Legal Counsel. Following an analysis and discussion of the factors identified below and in the exercise of its business judgment, the Committee concluded that it was in the best interests of the Funds2 to recommend that the Board approve the renewal of each Advisory Agreement and the Sub Advisory Agreement for an additional 12-month term.

Investment Advisory Agreements

Nature, Extent and Quality of Services Provided by each Adviser: With respect to the nature, extent and quality of services currently provided by each Adviser, the Committee considered the information provided by Guggenheim concerning the

[2]

At the May Meeting, the Board determined to close and liquidate the Enhanced World Equity Fund based upon the Adviser’s recommendation (the “Liquidation Proposal”). Following an evaluation of strategic options, the Board determined that liquidation of the Fund as a series of the Trust would be in the best interests of the Fund and its shareholders. In view of the Liquidation Proposal, the Committee recommended the continuation of the Advisory Agreement with respect to the Enhanced World Equity Fund to provide for the continuation of advisory services until such time as the Fund was liquidated.

34 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

education, experience, professional affiliations, areas of responsibility and duties of key personnel performing services for the Funds, including those personnel providing compliance oversight. In this connection, the Committee considered Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds and noted Guggenheim’s report on recent additions and departures in personnel who work on matters relating to the Funds or are significant to the operations of each Adviser. The Committee also considered the Advisers’ attention to relevant developments in the mutual fund industry and its observance of compliance and regulatory requirements, and noted that on a regular basis the Board receives and reviews information from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. In addition, the Committee took into account the various compliance and risk management initiatives undertaken by Guggenheim, including, among other things, the hiring of additional staff to support the firm’s Chief Risk Officer, initiatives related to the risks associated with the investment process and risk at the enterprise level, the organization’s risk management infrastructure and critical activities. The Committee also considered Guggenheim’s other initiatives intended to achieve greater enhancements and efficiencies in the organization’s ability to provide services to all of the registered investment companies for which Security Investors, GPIM or another Guggenheim affiliate serves as investment adviser/manager (including the Funds), such as efforts to consolidate compliance manuals and align processes of the Funds with those of other Funds managed by the Advisers or another Guggenheim affiliate. Moreover, in connection with the Committee’s evaluation of the overall package of services provided by each Adviser, the Committee considered each Adviser’s administrative capabilities, including its role in monitoring and coordinating compliance responsibilities with the fund administrator, transfer agent, distributor, custodian and other service providers to the Funds.

With respect to Guggenheim’s resources and the ability of each Adviser to carry out its responsibilities under the applicable Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee certain unaudited financial information concerning the Advisers’ parent company, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”). (The Committee received the audited consolidated financial statements of GPIMH once available following the April Meeting.)

The Committee also considered the acceptability of the terms of each Advisory Agreement (including the scope of services required to be performed by each Adviser). Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and at the May Meeting, as well as other considerations, including the Committee’s knowledge of each Adviser’s quality of

THE GUGGENHEIM FUNDS ANNUAL REPORT | 35

OTHER INFORMATION (Unaudited)(continued)

performance of its duties through Board meetings, discussions and reports during the year, the Committee concluded that each Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under each Advisory Agreement with respect to the Funds.

Investment Performance: The Committee received, for each Fund, investment returns for the five-year, three-year, one-year and three-month periods ended December 31, 2014, as applicable. In addition, the Committee received a comparison of each Fund’s performance to the performance of a benchmark, a peer group of similar funds and a broader universe of funds identified by FUSE, in each case for the same periods and, with respect to performance universe rankings for each Fund as to the returns of Class A shares, also for the ten-year period ended December 31, 2014, as applicable. The Committee received from FUSE representatives and considered a description of the methodology employed by FUSE for identifying each Fund’s peer group and universe for performance and expense comparisons.

In seeking to evaluate Fund performance over a full market cycle, the Committee generally focused its attention first on five-year and three-year performance rankings as compared to the relevant universe of funds, but also considered more recent performance periods, including the one-year period and, as deemed appropriate, the three-month period, for certain Funds such as for those Funds that were recently launched or had undergone recent changes in the composition of the portfolio management team and/or the investment strategies employed. In this connection, the Committee made the following observations:

Alpha Opportunity Fund:The Fund’s Class A shares outperformed the performance universe median for the five-year and three-year periods, ranking in the 1st and 4th percentiles, respectively. In light of various changes to this Fund, including the resignation of Mainstream Investment Advisors, LLC, effective September 30, 2013, as the Fund’s sub-adviser for the domestic long/short sub-portfolio of the Fund and the assumption by Security Investors of such investment management responsibility, the impact on portfolio management as a result of the Lehman bankruptcy,3 and subsequent changes to the Fund’s investment strategies, a reduction in the fund accounting and administration fee and the re-opening of the Fund to new subscriptions, the Committee considered more recent performance periods, including the one-year and the three-month

[3]

The Committee considered the circumstances that affected the management of the Fund as a result of the Fund’s prime broker, Lehman Brothers International Europe (“LBIE”), being placed into administration on September 15, 2008. The Fund’s exposure to LBIE had consisted of short sale proceeds held by LBIE, and restricted long positions held at the Fund’s custodian, as collateral for such short sales, which limited the management of the portfolio.

36 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

periods. The Committee observed that the Fund’s Class A shares outperformed the performance universe median for the one-year and three-month periods ended December 31, 2014, ranking in the 11th and 4th percentiles, respectively.

Floating Rate Strategies Fund: The returns of the Fund’s Class A shares ranked in the 6th and 1st percentiles of its performance universe for the three-year and one-year periods ended December 31, 2014, respectively, and outperformed the performance universe median for each of these periods.

High Yield Fund: The Fund’s Class A shares ranked in the 64th, 7th and 46th percentiles of the performance universe for the five-year, three-year and one-year periods ended December 31, 2014, respectively, and outperformed the performance universe median for the three-year and one-year periods.

Investment Grade Bond Fund: The Fund’s Class A shares outperformed the performance universe median for the five-year, three-year and one-year periods ended December 31, 2014, ranking in the 14th, 4th and 3rd percentiles, respectively. The Committee also noted Guggenheim’s statement that the Fund outperformed its benchmark, the Barclays Capital U.S. Aggregate Index, for the five-year, three-year and one-year periods ended December 31, 2014, and that the current portfolio manager began management in August 2012 and, since that time, performance has been in the 1st quartile.

Large Cap Value Fund: The returns of the Class A shares underperformed the performance universe median for the five-year, three-year and one-year periods ended December 31, 2014, and ranked in the 76th, 60th and 78th percentiles, respectively. In analyzing this performance data, the Committee considered management’s discussion of the effect that stock selection had on the Fund’s performance. The Committee also noted recent measures taken by the Adviser to remedy relative underperformance, including enhancements to the portfolio analytics process with additional risk controls. The Committee took into account the presentations by the Fund’s portfolio management team at recent Board meetings and the team’s view that, although market conditions over the past several years had posed challenges for disciplined, long-term value investors, the long-term investment process employed for the Fund remains effective. The Committee also considered subsequent discussions with Guggenheim’s Assistant Chief Investment Officer (Equities) and the Managing Director of Equities concerning the portfolio management team’s investment thesis and portfolio construction processes and the continued confidence expressed by Guggenheim management in the portfolio management team’s capabilities, citing improved performance for the year-to-date as of March 31, 2015. In this connection, the Committee observed that, as to the Fund’s longer term performance track record, the FUSE report listed the returns for the Fund’s Class A shares for the ten-year

THE GUGGENHEIM FUNDS ANNUAL REPORT | 37

OTHER INFORMATION (Unaudited)(continued)

period ended December 31, 2014, which exceeded the performance universe median, ranking in the 45th percentile. The Committee also noted Guggenheim’s commitment to monitor the Fund’s performance and update the Independent Trustees on a quarterly basis as to the impact of the process enhancements implemented to-date and advise on other steps that might be taken to address the Fund’s underperformance, if necessary.

Limited Duration Fund: The Committee noted the Fund’s inception date of December 16, 2013 and observed that the returns of the Fund’s Class A shares ranked in the 8th and 18th percentiles of the performance universe for the one-year and three-month periods ended December 31, 2014, respectively, outperforming the median returns.

Macro Opportunities Fund: The returns of the Fund’s Class A shares ranked in the 3rd and 8th percentiles of the performance universe for the three-year and one-year periods ended December 31, 2014, respectively, and outperformed the performance universe median for each of these periods. The Committee considered information provided by Guggenheim indicating that the Fund, which commenced operations on November 30, 2011, outperformed its benchmark, the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index, for the three-year and one-year periods ended December 31, 2014.

Mid Cap Value Fund: The returns of the Class A shares underperformed the performance universe median for the five-year, three-year and one-year periods ended December 31, 2014, and ranked in the 92nd, 80th and 67th percentiles, respectively. In analyzing this performance data, the Committee considered management’s discussion of the effect that stock selection had on the Fund’s performance. The Committee also noted recent measures taken by the Adviser to remedy relative underperformance, including enhancements to the portfolio analytics process with additional risk controls. The Committee took into account the presentations by the Fund’s portfolio management team at recent Board meetings and the team’s view that, although market conditions over the past several years had posed challenges for disciplined, long-term value investors, the long-term investment process employed for the Fund remains effective. The Committee also considered subsequent discussions with Guggenheim’s Assistant Chief Investment Officer (Equities) and the Managing Director of Equities concerning the portfolio management team’s investment thesis and portfolio construction processes and the continued confidence expressed by Guggenheim management in the portfolio management team’s capabilities, citing improved performance for the year-to-date as of March 31, 2015. In this connection, the Committee observed that, as to the Fund’s longer term performance track record, the FUSE report listed the Fund’s performance for the ten-year period ended December 31, 2014 in the 1st quartile (22nd percentile) and that, according

38 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

to Guggenheim, the Fund outperformed its benchmark over the same period and since inception. The Committee also noted Guggenheim’s statement that the underperformance for the five-year period is heavily influenced by the lagging performance in calendar year 2011 where growth and large cap stocks were rewarded over value and issuers with smaller market capitalizations. In addition, the Committee noted Guggenheim’s commitment to monitor the Fund’s performance and update the Independent Trustees on a quarterly basis as to the impact of the process enhancements implemented to-date and advise on other steps that might be taken to address the Fund’s underperformance, if necessary.

Mid Cap Value Institutional Fund: The Fund’s returns underperformed the performance universe median for the five-year, three-year and one-year periods ended December 31, 2014 and ranked in the 88th, 72nd and 61st percentiles, respectively. In analyzing this performance data, the Committee considered management’s discussion of the effect that stock selection had on the Fund’s performance. The Committee also noted recent measures taken by the Adviser to remedy relative underperformance, including enhancements to the portfolio analytics process with additional risk controls. The Committee took into account the presentations by the Fund’s portfolio management team at recent Board meetings and the team’s view that, although market conditions over the past several years had posed challenges for disciplined, long-term value investors, the long-term investment process employed for the Fund remains effective. The Committee also considered subsequent discussions with Guggenheim’s Assistant Chief Investment Officer (Equities) and the Managing Director of Equities concerning the portfolio management team’s investment thesis and portfolio construction processes and the continued confidence expressed by Guggenheim management in the portfolio management team’s capabilities, citing improved performance for the year-to-date as of March 31, 2015. In addition, the Committee noted Guggenheim’s statement that the underperformance for the five-year period is heavily influenced by the lagging performance in calendar year 2011 where growth and large cap stocks were rewarded over value and issuers with smaller market capitalizations. The Committee also considered Guggenheim’s commitment to monitor the Fund’s performance and update the Independent Trustees on a quarterly basis as to the impact of the process enhancements implemented to-date and advise on other steps that might be taken to address the Fund’s underperformance, if necessary.

Municipal Income Fund: The Committee considered that Security Investors does not directly manage the investment portfolio but has delegated such duties to GPIM. Based on the information provided and the review of the Fund’s investment

THE GUGGENHEIM FUNDS ANNUAL REPORT | 39

OTHER INFORMATION (Unaudited)(continued)

performance, the Committee concluded that Security Investors had appropriately reviewed and monitored GPIM’s investment performance as Sub-Adviser to the Fund.

Risk Managed Real Estate Fund: The returns of the Fund’s Class A shares ranked in the 67th percentile of its performance universe for the three-month period ended December 31, 2014. The Committee considered that the Fund was recently organized as of February 12, 2014 and has a limited period of operation.

StylePlus—Large Core Fund: The Fund implemented a strategy change and a new portfolio management team in May 2013. In light of the foregoing, the Committee considered more recent performance periods, including the one-year and three-month periods ended December 31, 2014, and observed that the returns of the Fund’s Class A shares exceeded the median of its performance universe for both periods, ranking in the 10th and the 41st percentiles for the one-year and three-month periods, respectively. The Committee also took into account that the Fund outperformed its benchmark for the one-year period ended December 31, 2014.

StylePlus—Mid Growth Fund: The Fund implemented a strategy change and a new portfolio management team in May 2013. In light of the foregoing, the Committee considered more recent performance periods, including the one-year and three-month periods ended December 31, 2014, and observed that the returns of the Fund’s Class A shares exceeded the median of its performance universe for both periods, ranking in the 13th and 36th percentiles for the one-year and three-month periods, respectively. The Committee also took into account that the Fund had outperformed its benchmark for the one-year period ended December 31, 2014.

Small Cap Value Fund: The Fund underperformed its performance universe median for the five-year, three-year and one-year periods ended December 31, 2014 and ranked in the 87th, 71st and 92nd percentiles, respectively. In analyzing this performance data, the Committee considered management’s discussion of the effect that stock selection had on the Fund’s performance. The Committee also noted recent measures taken by the Adviser to remedy relative underperformance, including enhancements to the portfolio analytics process with additional risk controls. The Committee took into account the presentations by the Fund’s portfolio management team at recent Board meetings and the team’s view that, although market conditions over the past several years had posed challenges for disciplined, long-term value investors, the long-term investment process employed for the Fund remains effective. The Committee also considered subsequent discussions with Guggenheim’s Assistant Chief Investment Officer (Equities) and the Managing Director of Equities concerning the portfolio management team’s investment thesis and portfolio construction processes and the continued

40 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

confidence expressed by Guggenheim management in the portfolio management team’s capabilities, citing improved performance for the year-to-date as of March 31, 2015. In addition, the Committee noted Guggenheim’s statement that the underperformance for the five-year period is heavily influenced by the lagging performance in calendar year 2011 where growth and large cap stocks were rewarded over value and issuers with smaller market capitalizations. The Committee also considered Guggenheim’s commitment to monitor the Fund’s performance and update the Independent Trustees on a quarterly basis as to the impact of the process enhancements implemented to-date and advise on other steps that might be taken to address the Fund’s underperformance, if necessary.

Total Return Bond Fund: The returns of the Fund’s Class A shares ranked in the 1st and 2nd percentiles of its performance universe for the three-year and one-year periods ended December 31, 2014, respectively, and outperformed the performance universe median for each of these periods.

World Equity Income Fund: The Fund implemented a strategy change and a new portfolio management team in August 2013. In light of the foregoing, the Committee considered more recent performance periods, including the one-year and three-month periods ended December 31, 2014, and observed that the returns of the Fund’s Class A shares exceeded its performance universe median for the one-year period, ranking in the 27th percentile, and lagged its performance universe median for the three-month period, ranking in the 83rd percentile.

After reviewing the foregoing and related factors, the Committee concluded, within the context of its overall conclusions regarding the Advisory Agreements, that: (i) each Fund’s performance was acceptable; or (ii) it was satisfied with Guggenheim’s responses and efforts relating to investment performance.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Investment Manager from Its Relationship with the Funds: The Committee compared each Fund’s contractual advisory fee and total net expense ratio to the applicable peer group and compared each Fund’s total net expense ratio to its universe of funds for the various classes. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements) of the peer group of funds. In addition, the Committee considered each Fund’s advisory fee as compared to the advisory fee charged by the applicable Adviser to another fund and/or institutional separate account with a similar investment objective and strategies, as applicable, noting that, in certain instances, the Adviser charges a lower advisory fee to other clients. The Committee considered Guggenheim’s explanation that lower fees are charged in certain instances due to numerous factors, including the scope of contract, types

THE GUGGENHEIM FUNDS ANNUAL REPORT | 41

OTHER INFORMATION (Unaudited)(continued)

of investors, applicable regulatory and legal structures, tax status, and for historical pricing reasons. In this regard, the Committee took into account Guggenheim’s assertion that the differences in fees reflected the Advisers’ greater level of responsibilities and significantly broader scope of services regarding the Funds, the more extensive regulatory obligations and risks associated with managing the Funds, and other financial considerations with respect to the Funds.

In further considering the comparative fee and expense data presented in the Contract Materials and addressed by Guggenheim, the Committee made the following observations:

Alpha Opportunity Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the asset weighted total net expense ratio are in the second quartile (27th and 45th percentiles, respectively) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

Floating Rate Strategies Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the fourth quartile (82nd percentile) of its peer group and the asset weighted total net expense ratio is in the third quartile (61st percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

High Yield Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (40th percentile) of its peer group and the asset weighted total net expense ratio is in the fourth quartile (77th percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

Investment Grade Bond Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the third quartile (67th percentile) of its peer group and the asset weighted total net expense ratio is in the fourth quartile (84th percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

Large Cap Value Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (31st percentile) of its peer group and the asset weighted total net expense ratio is in the first quartile (22nd percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

42 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

Limited Duration Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the third quartile (72nd percentile) of its peer group and the asset weighted total net expense ratio is in the second quartile (45th percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

Macro Opportunities Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the fourth quartile (85th percentile) of its peer group and the asset weighted total net expense ratio is in the third quartile (61st percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

Mid Cap Value Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (43rd percentile) of its peer group and the asset weighted total net expense ratio is in the fourth quartile (85th percentile) of its peer group.

Mid Cap Value Institutional Fund: The contractual advisory fee of the Fund is in the first quartile (15th percentile) of its peer group and the total net expense ratio is in the third quartile (69th percentile) of its peer group.

Municipal Income Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the asset weighted total net expense ratio are in the second quartile (26th and 38th percentiles, respectively) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

Risk Managed Real Estate Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the asset weighted total net expense ratio are in the first quartile (1st percentile as to each) of its peer group.

StylePlus—Large Core Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the asset weighted total net expense ratio are in the fourth quartile (80th and 100th percentiles, respectively) of its peer group.

StylePlus—Mid Growth Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (34th percentile) of its peer group and the asset weighted total net expense ratio is in the fourth quartile (100th percentile) of its peer group.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 43

OTHER INFORMATION (Unaudited)(continued)

Small Cap Value Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the fourth quartile (78th percentile) of its peer group and the asset weighted total net expense ratio is in the first quartile (25th percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

Total Return Bond Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the fourth quartile (86th percentile) of its peer group and the asset weighted total net expense ratio is in the first quartile (19th percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

World Equity Income Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (27th percentile) of its peer group and the asset weighted total net expense ratio is in the fourth quartile (80th percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

With respect to the costs of services provided and profits realized by Guggenheim Investments from its relationship with the Funds, the Committee reviewed a profitability analysis and data from management for each Fund setting forth the average assets under management for the twelve months ended December 31, 2014, ending assets under management as of December 31, 2014, gross revenues received by Guggenheim Investments, expenses incurred in providing services to the Funds, earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2013. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis. In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the complexity of the investment strategies employed for the Funds, in addition to the foregoing data and various figures.

The Committee considered other benefits available to each Adviser because of its relationship with the Funds and noted that Security Investors and GPIM may be deemed to benefit from arrangements whereby an affiliate, Rydex Fund Services, LLC, receives fees for (i) performing certain administrative functions and bookkeeping, accounting and pricing functions for the Funds pursuant to a Fund Accounting and Administration Agreement, and (ii) acting as transfer agent for the Funds and performing all shareholder servicing functions, including transferring record ownership, processing purchase and redemption transactions, answering

44 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

inquiries, mailing shareholder communications, and acting as the dividend disbursing agent pursuant to a Transfer Agency Agreement. The Committee reviewed the compensation arrangements for the provision of the foregoing services. The Committee also noted Guggenheim’s statement that it may benefit from marketing synergies arising from offering a broad spectrum of products, including the Funds. Based on all of the information provided and its review, the Committee determined that Guggenheim Investments’ profitability from its relationship with the Funds was not unreasonable.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Funds were being passed along to the shareholders. In this connection, the Committee also noted the Adviser’s statement that Guggenheim continues to develop the infrastructure needed to support Fund asset growth and to achieve economies of scale across the firm’s various products and product lines. Thus, while Guggenheim may be benefiting from certain economies of scale and related cost efficiencies, it is concurrently realizing new costs and expenses associated with investment in infrastructure, personnel and systems.

In addition, the Committee considered the size of the Funds and the competitiveness of and/or other determinations made regarding the current advisory fee for each Fund. The Committee also took into account Guggenheim’s statement that generally the Funds’ assets are not sufficiently large to warrant breakpoints, with only four Funds—Floating Rate Strategies Fund, Macro Opportunities Fund, Mid Cap Value Fund, and Total Return Bond Fund—having assets in excess of (or approaching) $1 billion as of March 31, 2015. With respect to the four Funds noted, the Committee noted that none of the Funds had levels of profitability that were outliers and made the following observations:

Floating Rate Strategies Fund: The Adviser has entered into an expense limitation agreement with respect to the Fund. In addition, the Fund’s total net expense ratio is competitive with the peer group median.

Macro Opportunities Fund: The Adviser has entered into an expense limitation agreement with respect to the Fund. Although the contractual advisory fee is in the fourth quartile of its peer group, the total net expense ratio is competitive with the peer group median. In addition, as noted, the Committee considered Guggenheim’s statement that the Fund is unique to its peer group in that it has a broader investment mandate with greater opportunistic flexibility.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 45

OTHER INFORMATION (Unaudited)(continued)

Mid Cap Value Fund: The Fund’s contractual advisory fee is in line with the peer group median (43rd percentile) and the total net expense ratio is competitive with the peer group median.

Total Return Bond Fund: The Adviser has entered into an expense limitation agreement with respect to the Fund. Although the contractual advisory fee is in the fourth quartile of its peer group, the total net expense ratio is in the first quartile (19th percentile).

The Committee determined that, taking into account all relevant factors, the advisory fee structure for each Fund was reasonable.

Sub-Advisory Agreement

Nature, Extent and Quality of Services Provided by the Sub-Adviser: With respect to the nature, extent and quality of services provided by GPIM (referred to in this discussion as the “Sub-Adviser”), the Committee considered the qualifications, experience and skills of the Sub Adviser’s portfolio management and other key personnel and information from the Sub-Adviser describing the scope of its services to Municipal Income Fund. The Committee also considered the information provided by the Sub-Adviser concerning the Sub-Adviser’s investment practices and techniques and compliance policies and procedures, among other things. With respect to Guggenheim’s resources and the Sub-Adviser’s ability to carry out its responsibilities under the Sub-Advisory Agreement, the Committee included as part of its considerations the unaudited financial information concerning GPIMH presented by the Chief Financial Officer of Guggenheim Investments. (As noted, the Committee received the audited consolidated financial statements of GPIMH once available following the April Meeting.)

The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement. Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and at the May Meeting, as well as other considerations, including the Committee’s knowledge of the Sub-Adviser’s quality of performance of its duties through Board meetings, discussions and reports throughout the year, the Committee concluded that the Sub-Adviser and its personnel were qualified to serve Municipal Income Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Sub Advisory Agreement.

Investment Performance: The Committee considered that the Fund’s Class A shares outperformed the performance universe for the five-year and three-year periods ended December 31, 2014, ranking in the 1st and 35th percentiles, respectively. On January 13, 2012, the Fund acquired the assets and assumed the liabilities of TS&W/Claymore Tax-Advantaged Balanced Fund (the “Predecessor Fund”),

46 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(concluded)

a closed-end fund which used different investment strategies and had different investment advisers. Class A shares of the Fund have assumed the performance, financial and other historical information of the Predecessor Fund’s common shares and the performance of Class A shares of the Fund reflects the performance of the Predecessor Fund. In light of the foregoing, the Committee took into account more recent periods and noted that the Fund’s Class A shares outperformed the performance universe median for the one-year and three-month periods ended December 31, 2014, ranking in the 18th and 47th percentiles, respectively. In this connection, the Committee also considered that the Fund outperformed its benchmark over the one-year and three-month periods ended December 31, 2014.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Sub Adviser from Its Relationship with the Fund: The Committee reviewed the level of sub-advisory fees payable to GPIM, noting that the fees would be paid by Security Investors and do not impact the fees paid by the Fund. The Committee also compared the sub-advisory fee paid by the Adviser to the Sub-Adviser to the fees charged by the Sub-Adviser to other clients including other registered investment companies.

Economies of Scale: The Committee recognized that, because the Sub Adviser’s fees would be paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the applicable Advisory Agreement, which was separately considered. (See “Advisory Agreements – Economies of Scale” above.)

Overall Conclusions

Based on the foregoing, the Committee determined that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of the Agreements is in the best interests of each Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his business judgment, may attribute different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement and the Sub-Advisory Agreement for an additional 12-month term. Thereafter, on May 20, 2015, the Board, including all of the Independent Trustees, approved the renewal of each Advisory Agreement and the Sub-Advisory Agreement for an additional 12-month term.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 47

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee	Since 2014	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	107	Current: Trustee, Purpose Investments Inc. (2014-Present).
Donald A. Chubb, Jr. (1946)	Trustee	Since 1994	Current: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-present).	103	Current: Midland Care, Inc. (2011-present).
Jerry B. Farley (1946)	Trustee	Since 2005	Current: President, Washburn University (1997-present).	103	Current: Westar Energy, Inc. (2004-present); CoreFirst Bank & Trust (2000-present).

48 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES - continued
Roman Friedrich III (1946)	Trustee and Chairman of the Contracts Review Committee	Since 2014	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present). Former: Senior Managing Director, MLV & Co. LLC (2010-2011).	103	Current: Zincore Metals, Inc. (2009-present). Former: Axiom Gold and Silver Corp. (2011-2012).
Robert B. Karn III (1942)	Trustee and Chairman of the Audit Committee	Since 2014	Current: Consultant (1998-present). Former: Arthur Andersen (1965-1997) and Managing Partner, Financial and Economic Consulting, St. Louis office (1987-1997).	103	Current: Peabody Energy Company (2003-present); GP Natural Resource Partners, LLC (2002- present).
Ronald A. Nyberg (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2014	Current: Partner, Nyberg & Cassioppi, LLC (2000-present). Former: Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	109	Current: Edward-Elmhurst Healthcare System (2012-present).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 49

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES - concluded
Maynard F. Oliverius (1943)	Trustee	Since 1998	Current: Retired. Former: President and CEO, Stormont-Vail HealthCare (1996-2012).	103	Current: Fort Hays State University Foundation (1999-present); Stormont-Vail Foundation (2013-present); University of Minnesota HealthCare Alumni Association Foundation (2009-present).
Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of the Board	Since 2014	Current: Portfolio Consultant (2010-present). Former: Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	106	Former: Bennett Group of Funds (2011-2013).

50 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INTERESTED TRUSTEE
Donald C. Cacciapaglia*** (1951)	President, Chief Executive Officer and Trustee	Since 2012	Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present). Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	239

Current: Clear Spring Life Insurance Company (2015-present); Guggenheim Partners Japan, Ltd. (2014-present); Delaware Life (2013-present); Guggenheim Life and Annuity Company (2011-present); Paragon Life Insurance Company of Indiana (2011-present).

*	The business address of each Trustee is c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850.
**	Each Trustee serves an indefinite term, until his successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***	This Trustee is deemed to be an "interested person" of the Funds under the 1940 Act by reason of his position with the Funds' Investment Manager and/or the parent of the Investment Manager.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 51

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS
Joseph M. Arruda (1966)	Assistant Treasurer	Since 2010

Current: Assistant Treasurer, certain other funds in the Fund Complex (2006-present); Vice President, Security Investors, LLC (2010-present); CFO and Manager, Guggenheim Specialized Products, LLC (2009-present).

Former: Vice President, Security Global Investors, LLC (2010-2011); Vice President, Rydex Advisors, LLC (2010); Vice President, Rydex Advisors II, LLC (2010).

William H. Belden, III (1965)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2006-present); Managing Director, Guggenheim Funds Investment Advisors, LLC (2005-present).

Former: Vice President of Management, Northern Trust Global Investments (1999-2005).

Mark J. Furjanic (1959)	Assistant Treasurer	Since 2014	Current: Vice President, Guggenheim Investments (2005-present); Assistant Treasurer, certain other funds in the Fund Complex (2008-present). Former: Senior Manager, Ernst & Young LLP (1999-2005).
James Howley (1972)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2004-present) ; Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

52 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS - continued
Amy J. Lee (1961)	Vice President and Chief Legal Officer	Since 2007 (Vice President) Since 2014 (Chief Legal Officer)

Current: Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014

Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Senior Associate, Guggenheim Investments (2012-present).

Former: J.D., University of Kansas School of Law (2009-2012).

Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: CCO, certain other funds in the Fund Complex (2012-present); CCO, Security Investors, LLC (2012-present); CCO, Guggenheim Funds Investment Advisors, LLC (2012-present); Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (March 2014-present).

Former: CCO, Guggenheim Distributors, LLC (2009-March 2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 53

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS - continued
Alison Santay (1974)	AML Officer	Since 2013

Current: AML Officer, certain other funds in the Fund Complex (2010-present); Director and AML Officer, Rydex Fund Services, LLC (2010-present); AML Officer, Security Investors, LLC (2010-present); Director, Shareholder Risk and Compliance, Rydex Fund Services, LLC (2004-present).

Former: AML Officer, Guggenheim Distributors, LLC (2013-2014).

Kimberly Scott (1974)	Assistant Treasurer	Since 2014

Current: Vice President, Guggenheim Investments (2012-present) ; Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

54 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS - concluded
John L. Sullivan (1955)	Chief Financial Officer and Treasurer	Since 2014

Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

*	The business address of each officer is c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 55

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)

Rydex Funds, Guggenheim Funds, Rydex Investments, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Security Distributors, Inc., Guggenheim Partners Investment Managers, LLC, and Rydex Advisory Services (Collectively “Guggenheim Investments”).

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone—whether it is your personal information or if you are a current or former Guggenheim Investments client.

The Information We Collect About You

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Investments funds or one of the Guggenheim Investments affiliated companies. “Nonpublic personal information” is personally identifiable private information about you. For example, it includes information regarding your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

How We Handle Your Personal Information

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of

56 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)(continued)

new Rydex and Guggenheim Investments funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

Opt Out Provisions

We do not sell your personal information to anyone. The law allows you to “opt out” of only certain kinds of information sharing with third parties. The firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

How We Protect Privacy Online

Our concern for the privacy of our shareholders also extends to those who use our web site, guggenheiminvestments.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Guggenheim Investments web site offers customized features that require our use of “http cookies”—tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your email address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 57

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)(concluded)

We’ll Keep You Informed

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us at 800.820.0888 or 301.296.5100.

58 | THE GUGGENHEIM FUNDS ANNUAL REPORT

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

9.30.2015

Guggenheim Funds Annual Report

Guggenheim Capital Stewardship Fund

SBCAP-ANN-0915x0916	guggenheiminvestments.com

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	3
ABOUT SHAREHOLDERS’ FUND EXPENSES	5
CAPITAL STEWARDSHIP FUND	7
NOTES TO FINANCIAL STATEMENTS	14
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	19
OTHER INFORMATION	20
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	31
GUGGENHEIM INVESTMENTS PRIVACY POLICIES	35

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

September 30, 2015

Dear Shareholder:

Guggenheim Partners Investment Management, LLC (“GIPM” or the “Investment Adviser”), is pleased to present the annual shareholder report for the Guggenheim Capital Stewardship Fund (the “Fund”). The report covers the annual fiscal period ended September 30, 2015.

Concinnity Advisors, LP, serves as the Fund’s sub-adviser (the “Sub-Adviser”).

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then information on the Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Donald C. Cacciapaglia
President
October 31, 2015

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

There can be no assurance that any investment product will achieve its investment objective(s). There are risks associated with investing, including the entire loss of principal invested. Investing involves market risks. The investment return and principal value of any investment product will fluctuate with changes in market conditions. Please read the prospectus for more detailed information regarding these and other risks.

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	September 30, 2015

At the end of the period, the underlying U.S. economy continued to maintain its strong footing. A market correction that began in August persisted through the end of the period; September and October are historically difficult times for the stock market, and by extension, risk assets of any kind, including credit.

Markets had been performing solidly for most of the period. Growth mid-year bounced back from a weather-induced slowdown in the first quarter, with GDP increasing 3.9% for the second quarter. The labor and housing markets continued to strengthen, and the drop in gas prices was acting as a tax cut, which was expected to increase consumer spending power going into the holiday season. Even though labor markets are moving toward full employment, questions remain about the viability of sustained economic expansion in the U.S. In particular, there is debate about the net effect of declining energy prices and a stronger dollar. These are both positive for the U.S. consumer, but low oil prices hurt the U.S. energy industry and a strong dollar is challenging for U.S. manufacturers. In addition, oil prices and the strong dollar exert a downward pressure on inflation, and a risk of deflation is a negative for the economy.

At the same time, currency devaluation, particularly in Japan and the euro zone, is putting pressure on countries to devalue to improve export competitiveness. Those countries slow to devalue, like China, are feeling economic pressure at home, driving down asset prices, and increasing deflationary pressures, escalating the risk of financial contagion abroad. China may have to devalue the renminbi further due to continued slowing in the economy. Combined with the tepid expansion in both Europe and Japan, the pressure will be for central banks there to increase easing measures.

The U.S. Federal Reserve (the “Fed”) is hard pressed to justify a rate increase based on its self-prescribed metrics, which include rising inflation and an improved employment situation with clearly rising wages. At best, policymakers can argue that the prospects for wage growth and inflation are improving, but clear evidence is lacking.

A preemptive rate increase seems risky and opens the Fed to potential criticism given the fragility in financial markets and the prospect that rising U.S. rates could further strengthen the dollar and also potentially exacerbate foreign economic turbulence. While prices and wages remain tame, the risk of another asset bubble is increasing. The longer policy remains highly accommodative, the greater the likelihood that asset classes including commercial real estate, equities, or certain categories of bonds could become overvalued.

At period end, the risk of financial contagion remained high, which could result in central banks providing additional liquidity or delaying rate increases. Use of the monetary printing press is a handy tool to prop up asset prices and temporarily spur economic growth, which is the main reason a recession does not appear to be on the horizon for either the G-7 nations or China. It’s also worth noting that there has never been a recession in the post-war period without the Fed first raising interest rates, after which it typically takes several years for a recession to be induced.

For the 12 months ended September 30, 2015, the Standard & Poor’s 500® Index* (“S&P 500®”) returned -0.61%. The Morgan Stanley Capital International (“MSCI”) Europe-Australasia-Far East (“EAFE”) Index* returned -8.66%. The return of the MSCI Emerging Markets Index* was -19.28%.

In the bond market, the Barclays U.S. Aggregate Bond Index* posted a 2.94% return for the period, while the Barclays U.S. Corporate High Yield Index* returned -3.43%. The return of the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.02% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	September 30, 2015

*Index Definitions

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar (“USD”)-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS.

Barclays U.S. Corporate High Yield Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2015 and ending September 30, 2015.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2015	Ending Account Value September 30, 2015	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Capital Stewardship Fund
Institutional Class	1.17%	(7.57%)	$ 1,000.00	$ 924.30	$ 5.64

Table 2. Based on hypothetical 5% return (before expenses)
Capital Stewardship Fund
Institutional Class	1.17%	5.00%	$ 1,000.00	$ 1,019.20	$ 5.92

[1]	Annualized and excludes expenses of the underlying funds in which the Fund invests.
[2]

Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period March 31, 2015 to September 30, 2015.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2015

To Our Shareholders

Guggenheim Capital Stewardship Fund (the “Fund”) is managed by a team of seasoned professionals led by B. Scott Minerd, Chairman of Investments and Global Chief Investment Officer and Portfolio Manager; Farhan Sharaff, Assistant Chief Investment Officer, Equities, and Portfolio Manager; Jayson Flowers, Senior Managing Director and Head of Equity and Derivative Strategies, and Portfolio Manager; and Peter Derby, Portfolio Manager at Concinnity Partners, LP, an unaffiliated Sub-adviser (the “Sub-adviser”) to the Fund. The following paragraphs discuss the Fund for the fiscal year ended September 30, 2015.

For the period ended September 30, 2015, Guggenheim Capital Stewardship Fund Institutional Shares returned -4.15%, compared with the -0.61% return of its benchmark, the S&P 500 Index.

Strategy Overview

The Fund’s investment objective is to seek long-term capital appreciation. It pursues its investment objective by investing in equity securities that the Fund believes will provide attractive long-term returns relative to the S&P 500 Index. Guggenheim Partners Investment Management, LLC, the Fund’s adviser (the “Investment Adviser or Manager”), and Concinnity Advisors, LP, the Fund’s sub-adviser (the “Sub-Adviser”), believe that companies that successfully implement multi-stakeholder management systems are generally better positioned to create sustained long-term value for their shareholders than competing companies that do not implement such systems. The Investment Adviser and Sub-Adviser believe that companies implementing such systems do so by aligning the interests of all of a company’s core stakeholders, including investors, customers, employees, business partners, and communities in which a company does business.

To identify an initial universe of companies that it believes have exemplary multi-stakeholder management systems, the Sub-Adviser uses its proprietary research methodology system, which seeks to identify the components of those management systems, including, but not limited to: (1) customer loyalty; (2) employee engagement, as demonstrated by high levels of loyalty; (3) efficient use of “intangible” assets; and (4) high supplier loyalty, as demonstrated by the maturity of supply chain activities and (5) community engagement.

Performance Review

The Fund underperformed its benchmark by 3.54% during the fiscal year ended on September 30, 2015. Of this (-3.54%) underperformance, (-1.12%) resulted from fund-related expenses including management fees, (-1.96%) from active security selection, (-0.18%) from active sector allocation, and (-0.29%) from implementation shortfalls that were primarily driven by portfolio rebalances.

Security selection impacts were mainly driven by securities from the following sectors: Information Technology (-0.93%), Consumer Discretionary (-0.85%), Industrials (-0.52%), and Energy (+0.51%).

Throughout the period, underweighting the Consumer Discretionary sector, the best performing sector, while overweighting the Energy sector, the worst performing sector, negatively impacted the fund by (-0.92%) and (-0.46%) respectively. Their impacts were largely offset by underweight in Materials (+0.47%), overweight in Health Care (+0.33%), and underweight in Utilities (+0.29%).

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2015

CAPITAL STEWARDSHIP FUND

OBJECTIVE: Seeks long-term capital appreciation.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: September 26, 2014

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	4.5%
Microsoft Corp.	2.4%
General Electric Co.	2.3%
Procter & Gamble Co.	2.2%
JPMorgan Chase & Co.	2.1%
Google, Inc. — Class A	2.0%
Consolidated Edison, Inc.	1.8%
PepsiCo, Inc.	1.8%
Pfizer, Inc.	1.7%
Chevron Corp.	1.6%
Top Ten Total	22.4%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2015

	1 Year	Since Inception (09/26/14)
Guggenheim Capital Stewardship Fund	-4.15%	-4.91%
S&P 500 Index	-0.61%	-1.12%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	September 30, 2015
CAPITAL STEWARDSHIP FUND

	Shares	Value

COMMON STOCKS† - 99.9%

Consumer, Non-cyclical - 24.7%
Procter & Gamble Co.	57,361	$4,126,550
PepsiCo, Inc.	35,633	3,360,192
Pfizer, Inc.	100,058	3,142,822
Coca-Cola Co.	73,764	2,959,412
Johnson & Johnson	29,376	2,742,250
Gilead Sciences, Inc.	26,477	2,599,777
AbbVie, Inc.	40,264	2,190,764
Amgen, Inc.	15,469	2,139,672
Estee Lauder Companies, Inc. — Class A	25,427	2,051,450
ConAgra Foods, Inc.	47,695	1,932,124
Hormel Foods Corp.	28,412	1,798,764
HCA Holdings, Inc.*	19,117	1,478,891
Dr Pepper Snapple Group, Inc.	18,446	1,458,156
Colgate-Palmolive Co.	21,534	1,366,548
Mondelez International, Inc. — Class A	32,497	1,360,649
Medtronic plc	19,875	1,330,433
Molson Coors Brewing Co. — Class B	14,642	1,215,579
United Therapeutics Corp.*	8,558	1,123,152
Celgene Corp.*	10,176	1,100,738
Merck & Company, Inc.	21,967	1,084,950
Kroger Co.	27,835	1,004,008
Constellation Brands, Inc. — Class A	7,544	944,584
ADT Corp.	29,115	870,539
Kellogg Co.	12,990	864,485
MasterCard, Inc. — Class A	9,028	813,603
Biogen, Inc.*	2,677	781,175
Aetna, Inc.	5,219	571,011
Molina Healthcare, Inc.*	8,013	551,695
Total Consumer, Non-cyclical		46,963,973

Industrial - 19.6%
General Electric Co.	175,571	4,427,900
Boeing Co.	16,854	2,207,032
3M Co.	15,327	2,172,909
United Technologies Corp.	22,149	1,971,040
Ingersoll-Rand plc	36,312	1,843,560
Corning, Inc.	98,905	1,693,253
AECOM*	60,060	1,652,251
FedEx Corp.	11,021	1,586,804
Stanley Black & Decker, Inc.	16,108	1,562,154
Raytheon Co.	13,528	1,478,069
Honeywell International, Inc.	15,419	1,460,025
Union Pacific Corp.	16,223	1,434,275
United Parcel Service, Inc. — Class B	13,638	1,345,934
CH Robinson Worldwide, Inc.	19,021	1,289,243
Rockwell Automation, Inc.	12,572	1,275,681
Dover Corp.	20,389	1,165,843
Agilent Technologies, Inc.	32,455	1,114,180
Emerson Electric Co.	24,608	1,086,935
Eaton Corporation plc	15,561	798,279
Thermo Fisher Scientific, Inc.	6,504	795,309
Snap-on, Inc.	5,215	787,152
Masco Corp.	30,653	771,843
CSX Corp.	27,234	732,595
Deere & Co.	9,537	705,738
Parker-Hannifin Corp.	6,746	656,386
Gentex Corp.	38,561	597,696
AGCO Corp.	12,797	596,724
Total Industrial		37,208,810

Technology - 15.9%
Apple, Inc.	77,941	8,596,893
Microsoft Corp.	104,829	4,639,731
International Business Machines Corp.	15,447	2,239,351
Intel Corp.	52,385	1,578,884
EMC Corp.	62,864	1,518,794
Accenture plc — Class A	14,502	1,424,967
Hewlett-Packard Co.	50,883	1,303,114
Micron Technology, Inc.*	85,556	1,281,629
Red Hat, Inc.*	16,054	1,153,962
Xerox Corp.	117,083	1,139,218
Computer Sciences Corp.	17,221	1,057,025
QUALCOMM, Inc.	17,913	962,465
SanDisk Corp.	13,596	738,671
Teradyne, Inc.	36,436	656,212
Teradata Corp.*	22,295	645,663
Convergys Corp.	26,447	611,190
NetApp, Inc.	18,702	553,579
Total Technology		30,101,348

Communications - 10.2%
Google, Inc. — Class A*	6,001	3,830,858
Cisco Systems, Inc.	114,064	2,994,180
Facebook, Inc. — Class A*	30,144	2,709,946
AT&T, Inc.	65,940	2,148,325
Verizon Communications, Inc.	47,715	2,076,080
Walt Disney Co.	18,285	1,868,727
Priceline Group, Inc.*	776	959,803
CBS Corp. — Class B	23,450	935,655
AMC Networks, Inc. — Class A*	8,716	637,750
Viacom, Inc. — Class B	14,660	632,579
VeriSign, Inc.*	8,670	611,755
Total Communications		19,405,658

Consumer, Cyclical - 10.0%
Wal-Mart Stores, Inc.	47,495	3,079,575
CVS Health Corp.	31,849	3,072,792
Home Depot, Inc.	17,360	2,004,907
Delta Air Lines, Inc.	35,901	1,610,877
Costco Wholesale Corp.	10,640	1,538,225
Lowe’s Companies, Inc.	22,296	1,536,640
NIKE, Inc. — Class B	9,119	1,121,363
Target Corp.	14,248	1,120,748
Ford Motor Co.	63,728	864,789
Macy’s, Inc.	16,829	863,664

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2015
CAPITAL STEWARDSHIP FUND

	Shares	Value

Whirlpool Corp.	5,810	$855,581
Kohl’s Corp.	16,657	771,386
Spirit Airlines, Inc.*	11,662	551,613
Total Consumer, Cyclical		18,992,160

Financial - 8.3%
JPMorgan Chase & Co.	65,823	4,013,228
Capital One Financial Corp.	22,421	1,625,971
Principal Financial Group, Inc.	31,789	1,504,891
Ameriprise Financial, Inc.	13,221	1,442,808
Wells Fargo & Co.	27,549	1,414,641
Visa, Inc. — Class A	19,829	1,381,288
Alliance Data Systems Corp.*	4,999	1,294,641
Simon Property Group, Inc.	5,555	1,020,565
PNC Financial Services Group, Inc.	11,283	1,006,444
Allstate Corp.	17,016	991,012
Total Financial		15,695,489

Energy - 7.6%
Chevron Corp.	39,406	3,108,345
ConocoPhillips	36,750	1,762,531
Schlumberger Ltd.	23,701	1,634,658
Valero Energy Corp.	23,460	1,409,946
Occidental Petroleum Corp.	20,886	1,381,609
Spectra Energy Corp.	38,623	1,014,626
Phillips 66	10,192	783,153
Baker Hughes, Inc.	14,231	740,581
Hess Corp.	14,373	719,512
Marathon Oil Corp.	42,635	656,579
EOG Resources, Inc.	8,905	648,284
FMC Technologies, Inc.*	17,185	532,735
Total Energy		14,392,559

Utilities - 2.8%
Consolidated Edison, Inc.	50,883	3,401,529
Entergy Corp.	28,433	1,850,988
Total Utilities		5,252,517

Basic Materials - 0.8%
Newmont Mining Corp.	60,112	966,000
EI du Pont de Nemours & Co.	11,606	559,409
Total Basic Materials		1,525,409

Total Common Stocks
(Cost $202,348,590)		189,537,923

SHORT TERM INVESTMENTS† - 0.4%
Dreyfus Treasury Prime Cash Management Institutional Shares 0.00%[1]	701,136	701,136
Total Short Term Investments
(Cost $701,136)		701,136

Total Investments - 100.3%
(Cost $203,049,726)		$190,239,059
Other Assets & Liabilities, net - (0.3)%		(570,864)
Total Net Assets - 100.0%		$189,668,195

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
plc — Public Limited Company
[1]	Rate indicated is the 7 day yield as of September 30, 2015.

See Sector Classification in Other Information section.

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CAPITAL STEWARDSHIP FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2015

Assets:
Investments, at value (cost $203,049,726)	$190,239,059
Prepaid expenses	8,258
Receivables:
Securities sold	657,938
Dividends	195,774
Total assets	191,101,029

Liabilities:
Overdraft due to custodian bank	1
Payable for:
Fund shares redeemed	1,234,827
Management fees	143,016
Fund accounting/administration fees	15,096
Trustees’ fees*	11,106
Transfer agent/maintenance fees	593
Miscellaneous	28,195
Total liabilities	1,432,834
Net assets	$189,668,195

Net assets consist of:
Paid in capital	$200,547,534
Undistributed net investment income	1,923,509
Accumulated net realized gain on investments	7,819
Net unrealized depreciation on investments	(12,810,667)
Net assets	$189,668,195
Capital shares outstanding	8,006,047
Net asset value per share	$23.69

STATEMENT OF OPERATIONS
Year Ended September 30, 2015

Investment Income:
Dividends	$4,966,970
Interest	37
Total investment income	4,967,007

Expenses:
Management fees	1,884,564
Transfer agent/maintenance fees	1,544
Fund accounting/administration fees	198,923
Legal fees	214,008
Trustees’ fees*	23,565
Custodian fees	13,449
Miscellaneous	71,776
Total expenses	2,407,829
Net investment income	2,559,178

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	506,679
Net realized gain	506,679
Net change in unrealized appreciation (depreciation) on:
Investments	(11,027,250)
Net change in unrealized appreciation (depreciation)	(11,027,250)
Net realized and unrealized loss	(10,520,571)
Net decrease in net assets resulting from operations	$(7,961,393)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

CAPITAL STEWARDSHIP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2015	Period Ended September 30, 2014[a]
Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,559,178	$1,464
Net realized gain on investments	506,679	—
Net change in unrealized appreciation (depreciation) on investments	(11,027,250)	(1,783,417)
Net decrease in net assets resulting from operations	(7,961,393)	(1,781,953)

Distributions to shareholders from:
Net investment income	(637,133)	—
Total distributions to shareholders	(637,133)	—

Capital share transactions:
Proceeds from sale of shares	38,908,526	297,903,896
Distributions reinvested	476,495	—
Cost of shares redeemed	(50,132,804)	(87,107,439)
Net increase (decrease) from capital share transactions	(10,747,783)	210,796,457
Net increase (decrease) in net assets	(19,346,309)	209,014,504

Net assets:
Beginning of period	209,014,504	—
End of period	$189,668,195	$209,014,504
Undistributed net investment income at end of period	$1,923,509	$1,464

Capital share activity:
Shares sold	1,485,730	11,928,585
Shares issued from reinvestment of distributions	18,671	—
Shares redeemed	(1,929,837)	(3,497,102)
Net increase (decrease) in shares	(425,436)	8,431,483

[a]	Since commencement of operations: September 26, 2014.

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CAPITAL STEWARDSHIP FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2015	Period Ended September 30, 2014[a]
Per Share Data
Net asset value, beginning of period	$24.79	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.31	— [c]
Net gain (loss) on investments (realized and unrealized)	(1.33)	(.21)
Total from investment operations	(1.02)	(.21)
Less distributions from:
Net investment income	(.08)	—
Total distributions	(.08)	—
Net asset value, end of period	$23.69	$24.79

Total Return[e]	(4.15%)	(0.84%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$189,668	$209,015
Ratios to average net assets:
Net investment income (loss)	1.22%	0.13%
Total expenses[d]	1.15%	1.24%
Portfolio turnover rate	221%	—

[a]	Since commencement of operations: September 26, 2014. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Net investment income is less than $0.01 per share.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Total return does not reflect the impact of any applicable sales charge and has not been annualized.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate Fund. The Trust is authorized to issue an unlimited number of shares. The Trust accounts for the assets of each Fund separately.

The Trust offers a combination of four separate classes of shares, A-Class shares, C-Class shares, P-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%, except for Limited Duration Fund which will not exceed 2.25%. Prior to February 22, 2011, the maximum sales charge was 5.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. B-Class shares previously offered have been converted to A-Class shares effective July 31, 2014 for the Alpha Opportunity Fund, and effective August 8, 2015 for the other funds in the Trust. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares have a minimum initial investment of $2 million and a minimum account balance of $1 million. Institutional Class shares are offered without a front-end sales charge or a CDSC. At September 30, 2015, the Trust consisted of seventeen funds (the “Funds”).

This report covers the Guggenheim Capital Stewardship Fund (the “Fund”), a diversified investment company. As of September 30, 2015, only Institutional Class shares of the Fund were offered for subscription.

Guggenheim Investments (“GI”) provides advisory services, and Rydex Fund Services, LLC (“RFS”) provides transfer agent, administrative and accounting services to the Trust. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI, RFS and GFD are affiliated entities.

Concinnity Advisors, LP (the “Sub-Adviser”) serves as the sub-adviser to the Fund and is responsible for the day-to-day management of the Fund’s portfolio.

Significant Accounting Policies

The Fund operates as an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of the Fund is calculated by dividing the market value of the fund’s securities and other assets, less all liabilities, by the number of outstanding shares of the Fund.

A. The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities or other assets.

Valuations of the Fund’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed and will review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used by, and valuations provided by, the pricing services.

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Open-end investment companies (“Mutual Funds”) are valued at their NAV as of the close of business, on the valuation date.

Investments for which market quotations are not readily available are fair valued as determined in good faith by GI under the direction of the Board of Trustees using methods established or ratified by the Board of Trustees. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

B. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

C. Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

D. Certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis upon the respective aggregate net assets of each Fund included in the Trust.

E. Under the fee arrangement with the custodian, the Fund may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits, if any. For the year ended September 30, 2015, there were no earnings credits received.

The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

F. Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

NOTES TO FINANCIAL STATEMENTS (continued)

2. Fees and Other Transactions with Affiliates

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees calculated at an annualized rate of 0.90% of the average daily net assets of the Fund.

RFS is paid the following for providing transfer agent services to the Fund. Transfer agent fees are assessed to the applicable class of the Fund.

Annual charge per account	$5.00 – $8.00
Transaction fee	$0.60 – $1.10
Minimum annual charge per Fund†	$25,000
Certain out-of-pocket charges	Varies

†	Not subject to Fund during first twelve months of operations.

RFS also acts as the administrative agent for the Fund, and as such performs administrative functions and the bookkeeping, accounting and pricing functions for the Fund. For these services, RFS receives 0.095% of the average daily net assets of the Fund. The minimum annual charge for administrative fees is $25,000.

RFS engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

Certain trustees and officers of the Trust are also officers of GI, RFS and GFD.

3. Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2015. See the Schedule of Investments for more details on the classification of securities.

	Level 1 Investments In Securities	Level 2 Investments In Securities	Level 3 Investments In Securities	Total
Assets
Capital Stewardship Fund	$190,239,059	$—	$—	$190,239,059

For the year ended September 30, 2015, there were no transfers between levels.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

4. Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on Federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

At September 30, 2015, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

The tax character of distributions paid during the year ended September 30, 2015 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Capital Stewardship Fund	$637,133	$—	$637,133

The tax character of distributions paid during the year ended September 30, 2014 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Capital Stewardship Fund	$—	$—	$—

Tax components of accumulated earnings/(deficit) as of September 30, 2015, were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation/ (Depreciation)	Accumulated Capital and Other Losses
Capital Stewardship Fund	$2,944,287	$—	$(13,823,626)	$—

THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

NOTES TO FINANCIAL STATEMENTS (concluded)

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. Under the RIC Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of September 30, 2015, the Fund had no capital loss carryforwards.

As of September 30, 2015, the following reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations, which are due to equalization accounting for undistributed income and capital gains. Net investment income, net realized gains and net assets were not affected by these changes.

On the Statement of Assets and Liabilities, the following adjustments were made for permanent book/tax differences:

Fund	Paid In Capital	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)
Capital Stewardship Fund	$498,860	$—	$(498,860)

At September 30, 2015, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Gain	Tax Unrealized Loss	Net Unrealized Gain/(Loss)
Capital Stewardship Fund	$204,062,685	$4,202,346	$(18,025,972)	$(13,823,626)

5. Securities Transactions

For the year ended September 30, 2015, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Capital Stewardship Fund	$459,641,720	$467,804,081

6. Line of Credit

The Trust, with the exception of Alpha Opportunity Fund and Capital Stewardship Fund, secured a committed, $625,000,000 line of credit from Citibank, N.A., good through October 9, 2015, at which time the line of credit may be renewed. This line of credit is reserved for emergency or temporary purposes. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, LIBOR plus 1.0%, and the Fed Funds rate, plus 0.50%. The Trust did not have any borrowings under this agreement as of and for the year ended September 30, 2015. The Trust also pays a commitment fee at an annualized rate of 0.07% of the average daily amount of their unused commitment amount.

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
of Guggenheim Funds Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guggenheim Capital Stewardship Fund (one of the series constituting the Guggenheim Funds Trust) (the “Fund”) as of September 30, 2015, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year then ended and the period September 26, 2014 (commencement of operations) through September 30, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Guggenheim Capital Stewardship Fund (one of the series constituting the Guggenheim Funds Trust) at September 30, 2015, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the year then ended and the period September 26, 2014 (commencement of operations) through September 30, 2014, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia
November 25, 2015

THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

OTHER INFORMATION (Unaudited)

In January 2016, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2015.

The Fund’s investment income(dividend income plus short-term gains, if any) qualifies as follows:

Of the ordinary income distributions paid during the year, the following funds had the corresponding percentages qualify for the dividends received deduction for corporations:

Fund	Dividend received deduction
Capital Stewardship Fund	99.77%

Additionally, the following amounts of taxable ordinary income dividends paid during the fiscal year qualified for the lower income tax rate available to individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003:

Fund	Qualified dividend income
Capital Stewardship Fund	99.77%

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

Report of the Guggenheim Funds Trust Contracts Review Committee

Guggenheim Funds Trust (the “Trust”) was organized as a Delaware statutory trust on November 8, 2013, and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust includes the following series:

●  Guggenheim Alpha Opportunity Fund (“Alpha Opportunity Fund”)

●  Guggenheim Enhanced World Equity Fund (“Enhanced World Equity Fund”)

●  Guggenheim High Yield Fund (“High Yield Fund”)

●  Guggenheim Large Cap Value Fund (“Large Cap Value Fund”)

●  Guggenheim Macro Opportunities Fund (“Macro Opportunities Fund”)

●  Guggenheim Mid Cap Value Institutional Fund (“Mid Cap Value Institutional Fund”)

●  Guggenheim Risk Managed Real Estate Fund (“Risk Managed Real Estate Fund”)

●  Guggenheim StylePlus—Large Core Fund (“StylePlus—Large Core Fund”)

●  Guggenheim Total Return Bond Fund (“Total Return Bond Fund”)

●  Guggenheim Capital Stewardship Fund (“Capital Stewardship Fund”)

●  Guggenheim Floating Rate Strategies Fund (“Floating Rate Strategies Fund”)

●  Guggenheim Investment Grade Bond Fund (“Investment Grade Bond Fund”)

●  Guggenheim Limited Duration Fund (“Limited Duration Fund”)

●  Guggenheim Mid Cap Value Fund (“Mid Cap Value Fund”)

●  Guggenheim Municipal Income Fund (“Municipal Income Fund”)

●  Guggenheim Small Cap Value Fund (“Small Cap Value Fund”)

●  Guggenheim StylePlus—Mid Growth Fund (“StylePlus—Mid Growth Fund”)

●  Guggenheim World Equity Income Fund (“World Equity Income Fund”)

With the exception of Capital Stewardship Fund, Enhanced World Equity Fund, Floating Rate Strategies Fund, Limited Duration Fund, Macro Opportunities Fund, Risk Managed Real Estate Fund and Total Return Bond Fund, Security Investors, LLC, also known as Guggenheim Investments (“Security Investors”) and an indirect subsidiary of Guggenheim Partners, LLC, a global, diversified financial services firm (“Guggenheim Partners”), serves as investment adviser to each series of the Trust. (Guggenheim Partners, Security Investors, Guggenheim Partners Investment Management, LLC (“GPIM”) and their affiliates may be referred to herein collectively as “Guggenheim.”) In this connection, the Trust and Security Investors have entered into five separate investment management agreements which group the series as follows: (i) Mid Cap Value Fund, Mid Cap Value Institutional Fund, Small Cap Value Fund, StylePlus—Large Core Fund and World Equity Income Fund; (ii) Large Cap Value Fund; (iii) StylePlus—Mid Growth; (iv) Investment Grade Bond Fund, High Yield Fund and Municipal Income Fund; and (v) Alpha Opportunity Fund. (The Funds identified in (i) through (v) above are collectively referred to herein as the “SI-Advised Funds.”) Under the terms of the applicable investment management agreement between the Trust and Security Investors, Security Investors also is responsible for overseeing the activities of GPIM, an indirect subsidiary of Guggenheim Partners, with respect to its service as investment sub-adviser to Municipal Income Fund, pursuant to an investment sub-advisory agreement between Security Investors and GPIM (the “Sub-Advisory Agreement”).

GPIM serves as investment adviser with respect to each of Capital Stewardship Fund, Enhanced World Equity Fund, Floating Rate Strategies Fund, Limited Duration Fund, Macro Opportunities Fund, Risk Managed Real Estate Fund and Total Return Bond Fund (collectively, the “GPIM-Advised Funds” and together with the SI-Advised Funds, the “Funds” and individually, a “Fund”). In this connection, the Trust and GPIM have entered into five separate investment advisory agreements which group includes the GPIM-Advised Funds as follows: (i) Enhanced World Equity Fund; (ii) Floating Rate Strategies Fund, Macro Opportunities Fund and Total Return Bond Fund; (iii) Capital Stewardship Fund; (iv) Limited

THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

OTHER INFORMATION (Unaudited)(continued)

Duration Fund; and (v) Risk Managed Real Estate Fund. (The investment management agreements pertaining to the SIAdvised Funds and the investment advisory agreements pertaining to the GPIM-Advised Funds are referred to herein together as the “Advisory Agreements” and, together with the Sub Advisory Agreement, as the “Agreements.” In addition, unless the context indicates otherwise, GPIM, with respect to its service as investment adviser to the GPIM-Advised Funds, and Security Investors as to the SI-Advised Funds, are each referred to herein as the “Adviser” and together, the “Advisers.”) Under the supervision of the Board of Trustees of the Trust (the “Board,” with the members of the Board referred to individually as the “Trustees”), the Advisers regularly provide (or, as applicable, oversee the provision of) investment research, advice and supervision, a continuous investment program, and direct the purchase and sale of securities and other investments for each Fund’s portfolio.

Following an initial two-year term, the Advisory Agreements continue in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested persons,” as defined by the 1940 Act, of the Trust (the “Independent Trustees”) casting votes in person at a meeting called for such purpose. At meetings held in person on April 29, 2015 (the “April Meeting”) and on May 19, 2015 (the “May Meeting”), the members of the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Advisory Agreements and the Sub-Advisory Agreement in connection with the Committee’s annual contract review schedule.1 As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”). Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Agreements and other principal contracts. In this connection, Independent Legal Counsel advised the Committee of: (i) the responsibilities of board members under applicable law; (ii) the standards for determining what constitutes an excessive fee as delineated by the courts and the factors the Trustees should consider in determining whether to approve the fee arrangements; and (iii) the disclosure requirements pertaining to these approvals, as required by the Securities and Exchange Commission. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. Recognizing that the evaluation process with respect to the services provided by each of the Advisers is an ongoing one, the Committee also considered the variety of written materials, reports and oral presentations it received (and also received by the full Board) throughout the year regarding performance and operating results of the Funds.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help boards of directors/trustees fulfill their advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. Guggenheim prepared a presentation in response to a formal request for information sent by Independent Legal Counsel on behalf of the Independent Trustees. In addition, Guggenheim made a presentation at the April Meeting, which addressed areas identified for discussion by the Committee Chair and Independent Legal Counsel. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided following the April Meeting (collectively with the foregoing reports and materials, the “Contract Materials”).

Among other things, Guggenheim provided: (i) staffing reports and biographies of those key personnel of each Adviser providing services to the Funds; (ii) descriptions of various services performed by Guggenheim for the provision of a continuous investment program for each Fund, monitoring compliance with Fund investment strategies and statutory requirements, reviewing trading processes and conducting investment performance analyses; (iii) information regarding each Adviser’s compliance and regulatory history, including its Form ADV; and (iv) information concerning the parent company and overall Guggenheim organization and strategic plans and goals, all to assist the Committee in assessing the nature, extent and quality of services provided by each of Security Investors and GPIM, respectively. In addition, Guggenheim’s response included information comparing the investment performance, advisory fees and total expenses of

[1]

Since the Capital Stewardship Fund was subject to an investment management agreement approved by the Board for an initial term of two years at an in-person meeting of the Board held on August 19-20, 2014, it was not included in the contract renewal process conducted at the meetings in April and May 2015. Accordingly, references herein to the “Funds” should be understood as referring to all series of the Trust, excluding the Capital Stewardship Fund.

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

the Funds to other funds (including such information presented in the FUSE reports as well as supplemental information prepared by Guggenheim), charts showing gross revenues, expenses and earnings for Guggenheim by product line and each Fund, including a breakout of various expenses, a description of Guggenheim’s expense allocation methodology and information about the profitability of the Funds to Guggenheim Investments (the investment management business of Guggenheim Partners), financial information for Guggenheim Investments, and certain information about Guggenheim’s insurance policies, business continuity plan, proxy voting procedures, trade allocation, shareholder communications and compliance monitoring, among other things.

The Committee considered the foregoing Contract Materials in the context of its substantial accumulated experience governing the Trust and weighed the factors and standards discussed with Independent Legal Counsel. Following an analysis and discussion of the factors identified below and in the exercise of its business judgment, the Committee concluded that it was in the best interests of the Funds2 to recommend that the Board approve the renewal of each Advisory Agreement and the Sub Advisory Agreement for an additional 12-month term.

Investment Advisory Agreements

Nature, Extent and Quality of Services Provided by each Adviser: With respect to the nature, extent and quality of services currently provided by each Adviser, the Committee considered the information provided by Guggenheim concerning the education, experience, professional affiliations, areas of responsibility and duties of key personnel performing services for the Funds, including those personnel providing compliance oversight. In this connection, the Committee considered Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds and noted Guggenheim’s report on recent additions and departures in personnel who work on matters relating to the Funds or are significant to the operations of each Adviser. The Committee also considered the Advisers’ attention to relevant developments in the mutual fund industry and its observance of compliance and regulatory requirements, and noted that on a regular basis the Board receives and reviews information from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. In addition, the Committee took into account the various compliance and risk management initiatives undertaken by Guggenheim, including, among other things, the hiring of additional staff to support the firm’s Chief Risk Officer, initiatives related to the risks associated with the investment process and risk at the enterprise level, the organization’s risk management infrastructure and critical activities. The Committee also considered Guggenheim’s other initiatives intended to achieve greater enhancements and efficiencies in the organization’s ability to provide services to all of the registered investment companies for which Security Investors, GPIM or another Guggenheim affiliate serves as investment adviser/manager (including the Funds), such as efforts to consolidate compliance manuals and align processes of the Funds with those of other Funds managed by the Advisers or another Guggenheim affiliate. Moreover, in connection with the Committee’s evaluation of the overall package of services provided by each Adviser, the Committee considered each Adviser’s administrative capabilities, including its role in monitoring and coordinating compliance responsibilities with the fund administrator, transfer agent, distributor, custodian and other service providers to the Funds.

With respect to Guggenheim’s resources and the ability of each Adviser to carry out its responsibilities under the applicable Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee certain unaudited financial information concerning the Advisers’ parent company, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”). (The Committee received the audited consolidated financial statements of GPIMH once available following the April Meeting.)

The Committee also considered the acceptability of the terms of each Advisory Agreement (including the scope of services required to be performed by each Adviser). Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and at the May Meeting, as well as other considerations, including the Committee’s knowledge of each Adviser’s quality of performance of its duties through Board meetings, discussions and

[2]

At the May Meeting, the Board determined to close and liquidate the Enhanced World Equity Fund based upon the Adviser’s recommendation (the “Liquidation Proposal”). Following an evaluation of strategic options, the Board determined that liquidation of the Fund as a series of the Trust would be in the best interests of the Fund and its shareholders. In view of the Liquidation Proposal, the Committee recommended the continuation of the Advisory Agreement with respect to the Enhanced World Equity Fund to provide for the continuation of advisory services until such time as the Fund was liquidated.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

OTHER INFORMATION (Unaudited)(continued)

reports during the year, the Committee concluded that each Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under each Advisory Agreement with respect to the Funds.

Investment Performance: The Committee received, for each Fund, investment returns for the five-year, three-year, one-year and three-month periods ended December 31, 2014, as applicable. In addition, the Committee received a comparison of each Fund’s performance to the performance of a benchmark, a peer group of similar funds and a broader universe of funds identified by FUSE, in each case for the same periods and, with respect to performance universe rankings for each Fund as to the returns of Class A shares, also for the ten-year period ended December 31, 2014, as applicable. The Committee received from FUSE representatives and considered a description of the methodology employed by FUSE for identifying each Fund’s peer group and universe for performance and expense comparisons.

In seeking to evaluate Fund performance over a full market cycle, the Committee generally focused its attention first on five-year and three-year performance rankings as compared to the relevant universe of funds, but also considered more recent performance periods, including the one-year period and, as deemed appropriate, the three-month period, for certain Funds such as for those Funds that were recently launched or had undergone recent changes in the composition of the portfolio management team and/or the investment strategies employed. In this connection, the Committee made the following observations:

Alpha Opportunity Fund: The Fund’s Class A shares outperformed the performance universe median for the five-year and three-year periods, ranking in the 1st and 4th percentiles, respectively. In light of various changes to this Fund, including the resignation of Mainstream Investment Advisors, LLC, effective September 30, 2013, as the Fund’s sub-adviser for the domestic long/short sub-portfolio of the Fund and the assumption by Security Investors of such investment management responsibility, the impact on portfolio management as a result of the Lehman bankruptcy,3 and subsequent changes to the Fund’s investment strategies, a reduction in the fund accounting and administration fee and the re-opening of the Fund to new subscriptions, the Committee considered more recent performance periods, including the one-year and the three-month periods. The Committee observed that the Fund’s Class A shares outperformed the performance universe median for the one-year and three-month periods ended December 31, 2014, ranking in the 11th and 4th percentiles, respectively.

Floating Rate Strategies Fund: The returns of the Fund’s Class A shares ranked in the 6th and 1st percentiles of its performance universe for the three-year and one-year periods ended December 31, 2014, respectively, and outperformed the performance universe median for each of these periods.

High Yield Fund: The Fund’s Class A shares ranked in the 64th, 7th and 46th percentiles of the performance universe for the five-year, three-year and one-year periods ended December 31, 2014, respectively, and outperformed the performance universe median for the three-year and one-year periods.

Investment Grade Bond Fund: The Fund’s Class A shares outperformed the performance universe median for the five-year, three-year and one-year periods ended December 31, 2014, ranking in the 14th, 4th and 3rd percentiles, respectively. The Committee also noted Guggenheim’s statement that the Fund outperformed its benchmark, the Barclays Capital U.S. Aggregate Index, for the five-year, three-year and one-year periods ended December 31, 2014, and that the current portfolio manager began management in August 2012 and, since that time, performance has been in the 1st quartile.

Large Cap Value Fund: The returns of the Class A shares underperformed the performance universe median for the five-year, three-year and one-year periods ended December 31, 2014, and ranked in the 76th, 60th and 78th percentiles, respectively. In analyzing this performance data, the Committee considered management’s discussion of the effect that stock selection had on the Fund’s performance. The Committee also noted recent measures taken by the Adviser to remedy relative underperformance, including enhancements to the portfolio analytics process with additional risk controls. The Committee took into account the presentations by the Fund’s portfolio management team at recent Board meetings and the team’s view that, although market conditions over the past several years had posed challenges for

[3]

The Committee considered the circumstances that affected the management of the Fund as a result of the Fund’s prime broker, Lehman Brothers International Europe (“LBIE”), being placed into administration on September 15, 2008. The Fund’s exposure to LBIE had consisted of short sale proceeds held by LBIE, and restricted long positions held at the Fund’s custodian, as collateral for such short sales, which limited the management of the portfolio.

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

disciplined, long-term value investors, the long-term investment process employed for the Fund remains effective. The Committee also considered subsequent discussions with Guggenheim’s Assistant Chief Investment Officer (Equities) and the Managing Director of Equities concerning the portfolio management team’s investment thesis and portfolio construction processes and the continued confidence expressed by Guggenheim management in the portfolio management team’s capabilities, citing improved performance for the year-to-date as of March 31, 2015. In this connection, the Committee observed that, as to the Fund’s longer term performance track record, the FUSE report listed the returns for the Fund’s Class A shares for the ten-year period ended December 31, 2014, which exceeded the performance universe median, ranking in the 45th percentile. The Committee also noted Guggenheim’s commitment to monitor the Fund’s performance and update the Independent Trustees on a quarterly basis as to the impact of the process enhancements implemented to-date and advise on other steps that might be taken to address the Fund’s underperformance, if necessary.

Limited Duration Fund: The Committee noted the Fund’s inception date of December 16, 2013 and observed that the returns of the Fund’s Class A shares ranked in the 8th and 18th percentiles of the performance universe for the one-year and three-month periods ended December 31, 2014, respectively, outperforming the median returns.

Macro Opportunities Fund: The returns of the Fund’s Class A shares ranked in the 3rd and 8th percentiles of the performance universe for the three-year and one-year periods ended December 31, 2014, respectively, and outperformed the performance universe median for each of these periods. The Committee considered information provided by Guggenheim indicating that the Fund, which commenced operations on November 30, 2011, outperformed its benchmark, the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index, for the three-year and one-year periods ended December 31, 2014.

Mid Cap Value Fund: The returns of the Class A shares underperformed the performance universe median for the five-year, three-year and one-year periods ended December 31, 2014, and ranked in the 92nd, 80th and 67th percentiles, respectively. In analyzing this performance data, the Committee considered management’s discussion of the effect that stock selection had on the Fund’s performance. The Committee also noted recent measures taken by the Adviser to remedy relative underperformance, including enhancements to the portfolio analytics process with additional risk controls. The Committee took into account the presentations by the Fund’s portfolio management team at recent Board meetings and the team’s view that, although market conditions over the past several years had posed challenges for disciplined, long-term value investors, the long-term investment process employed for the Fund remains effective. The Committee also considered subsequent discussions with Guggenheim’s Assistant Chief Investment Officer (Equities) and the Managing Director of Equities concerning the portfolio management team’s investment thesis and portfolio construction processes and the continued confidence expressed by Guggenheim management in the portfolio management team’s capabilities, citing improved performance for the year-to-date as of March 31, 2015. In this connection, the Committee observed that, as to the Fund’s longer term performance track record, the FUSE report listed the Fund’s performance for the ten-year period ended December 31, 2014 in the 1st quartile (22nd percentile) and that, according to Guggenheim, the Fund outperformed its benchmark over the same period and since inception. The Committee also noted Guggenheim’s statement that the underperformance for the five-year period is heavily influenced by the lagging performance in calendar year 2011 where growth and large cap stocks were rewarded over value and issuers with smaller market capitalizations. In addition, the Committee noted Guggenheim’s commitment to monitor the Fund’s performance and update the Independent Trustees on a quarterly basis as to the impact of the process enhancements implemented to-date and advise on other steps that might be taken to address the Fund’s underperformance, if necessary.

Mid Cap Value Institutional Fund: The Fund’s returns underperformed the performance universe median for the five-year, three-year and one-year periods ended December 31, 2014 and ranked in the 88th, 72nd and 61st percentiles, respectively. In analyzing this performance data, the Committee considered management’s discussion of the effect that stock selection had on the Fund’s performance. The Committee also noted recent measures taken by the Adviser to remedy relative underperformance, including enhancements to the portfolio analytics process with additional risk controls. The Committee took into account the presentations by the Fund’s portfolio management team at recent Board meetings and the team’s view that, although market conditions over the past several years had posed challenges for disciplined, long-term value investors, the long-term investment process employed for the Fund remains effective. The Committee also considered subsequent discussions with Guggenheim’s Assistant Chief Investment Officer (Equities) and the Managing Director of Equities concerning the portfolio management team’s investment thesis and portfolio construction processes

THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

OTHER INFORMATION (Unaudited)(continued)

and the continued confidence expressed by Guggenheim management in the portfolio management team’s capabilities, citing improved performance for the year-to-date as of March 31, 2015. In addition, the Committee noted Guggenheim’s statement that the underperformance for the five-year period is heavily influenced by the lagging performance in calendar year 2011 where growth and large cap stocks were rewarded over value and issuers with smaller market capitalizations. The Committee also considered Guggenheim’s commitment to monitor the Fund’s performance and update the Independent Trustees on a quarterly basis as to the impact of the process enhancements implemented to-date and advise on other steps that might be taken to address the Fund’s underperformance, if necessary.

Municipal Income Fund: The Committee considered that Security Investors does not directly manage the investment portfolio but has delegated such duties to GPIM. Based on the information provided and the review of the Fund’s investment performance, the Committee concluded that Security Investors had appropriately reviewed and monitored GPIM’s investment performance as Sub-Adviser to the Fund.

Risk Managed Real Estate Fund: The returns of the Fund’s Class A shares ranked in the 67th percentile of its performance universe for the three month period ended December 31, 2014. The Committee considered that the Fund was recently organized as of February 12, 2014 and has a limited period of operation.

StylePlus—Large Core Fund: The Fund implemented a strategy change and a new portfolio management team in May 2013. In light of the foregoing, the Committee considered more recent performance periods, including the one-year and three-month periods ended December 31, 2014, and observed that the returns of the Fund’s Class A shares exceeded the median of its performance universe for both periods, ranking in the 10th and the 41st percentiles for the one-year and three-month periods, respectively. The Committee also took into account that the Fund outperformed its benchmark for the one-year period ended December 31, 2014.

StylePlus—Mid Growth Fund: The Fund implemented a strategy change and a new portfolio management team in May 2013. In light of the foregoing, the Committee considered more recent performance periods, including the one-year and three-month periods ended December 31, 2014, and observed that the returns of the Fund’s Class A shares exceeded the median of its performance universe for both periods, ranking in the 13th and 36th percentiles for the one-year and three-month periods, respectively. The Committee also took into account that the Fund had outperformed its benchmark for the one-year period ended December 31, 2014.

Small Cap Value Fund: The Fund underperformed its performance universe median for the five-year, three-year and one-year periods ended December 31, 2014 and ranked in the 87th, 71st and 92nd percentiles, respectively. In analyzing this performance data, the Committee considered management’s discussion of the effect that stock selection had on the Fund’s performance. The Committee also noted recent measures taken by the Adviser to remedy relative underperformance, including enhancements to the portfolio analytics process with additional risk controls. The Committee took into account the presentations by the Fund’s portfolio management team at recent Board meetings and the team’s view that, although market conditions over the past several years had posed challenges for disciplined, long-term value investors, the long-term investment process employed for the Fund remains effective. The Committee also considered subsequent discussions with Guggenheim’s Assistant Chief Investment Officer (Equities) and the Managing Director of Equities concerning the portfolio management team’s investment thesis and portfolio construction processes and the continued confidence expressed by Guggenheim management in the portfolio management team’s capabilities, citing improved performance for the year-to-date as of March 31, 2015. In addition, the Committee noted Guggenheim’s statement that the underperformance for the five-year period is heavily influenced by the lagging performance in calendar year 2011 where growth and large cap stocks were rewarded over value and issuers with smaller market capitalizations. The Committee also considered Guggenheim’s commitment to monitor the Fund’s performance and update the Independent Trustees on a quarterly basis as to the impact of the process enhancements implemented to-date and advise on other steps that might be taken to address the Fund’s underperformance, if necessary.

Total Return Bond Fund: The returns of the Fund’s Class A shares ranked in the 1st and 2nd percentiles of its performance universe for the three-year and one-year periods ended December 31, 2014, respectively, and outperformed the performance universe median for each of these periods.

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

World Equity Income Fund: The Fund implemented a strategy change and a new portfolio management team in August 2013. In light of the foregoing, the Committee considered more recent performance periods, including the one-year and three-month periods ended December 31, 2014, and observed that the returns of the Fund’s Class A shares exceeded its performance universe median for the one-year period, ranking in the 27th percentile, and lagged its performance universe median for the three-month period, ranking in the 83rd percentile.

After reviewing the foregoing and related factors, the Committee concluded, within the context of its overall conclusions regarding the Advisory Agreements, that: (i) each Fund’s performance was acceptable; or (ii) it was satisfied with Guggenheim’s responses and efforts relating to investment performance.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Investment Manager from Its Relationship with the Funds: The Committee compared each Fund’s contractual advisory fee and total net expense ratio to the applicable peer group and compared each Fund’s total net expense ratio to its universe of funds for the various classes. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements) of the peer group of funds. In addition, the Committee considered each Fund’s advisory fee as compared to the advisory fee charged by the applicable Adviser to another fund and/or institutional separate account with a similar investment objective and strategies, as applicable, noting that, in certain instances, the Adviser charges a lower advisory fee to other clients. The Committee considered Guggenheim’s explanation that lower fees are charged in certain instances due to numerous factors, including the scope of contract, types of investors, applicable regulatory and legal structures, tax status, and for historical pricing reasons. In this regard, the Committee took into account Guggenheim’s assertion that the differences in fees reflected the Advisers’ greater level of responsibilities and significantly broader scope of services regarding the Funds, the more extensive regulatory obligations and risks associated with managing the Funds, and other financial considerations with respect to the Funds.

In further considering the comparative fee and expense data presented in the Contract Materials and addressed by Guggenheim, the Committee made the following observations:

Alpha Opportunity Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the asset weighted total net expense ratio are in the second quartile (27th and 45th percentiles, respectively) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

Floating Rate Strategies Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the fourth quartile (82nd percentile) of its peer group and the asset weighted total net expense ratio is in the third quartile (61st percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

High Yield Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (40th percentile) of its peer group and the asset weighted total net expense ratio is in the fourth quartile (77th percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

Investment Grade Bond Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the third quartile (67th percentile) of its peer group and the asset weighted total net expense ratio is in the fourth quartile (84th percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

Large Cap Value Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (31st percentile) of its peer group and the asset weighted total net expense ratio is in the first quartile (22nd percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

OTHER INFORMATION (Unaudited)(continued)

Limited Duration Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the third quartile (72nd percentile) of its peer group and the asset weighted total net expense ratio is in the second quartile (45th percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

Macro Opportunities Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the fourth quartile (85th percentile) of its peer group and the asset weighted total net expense ratio is in the third quartile (61st percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

Mid Cap Value Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (43rd percentile) of its peer group and the asset weighted total net expense ratio is in the fourth quartile (85th percentile) of its peer group.

Mid Cap Value Institutional Fund: The contractual advisory fee of the Fund is in the first quartile (15th percentile) of its peer group and the total net expense ratio is in the third quartile (69th percentile) of its peer group.

Municipal Income Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the asset weighted total net expense ratio are in the second quartile (26th and 38th percentiles, respectively) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

Risk Managed Real Estate Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the asset weighted total net expense ratio are in the first quartile (1st percentile as to each) of its peer group.

StylePlus—Large Core Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the asset weighted total net expense ratio are in the fourth quartile (80th and 100th percentiles, respectively) of its peer group.

StylePlus—Mid Growth Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (34th percentile) of its peer group and the asset weighted total net expense ratio is in the fourth quartile (100th percentile) of its peer group.

Small Cap Value Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the fourth quartile (78th percentile) of its peer group and the asset weighted total net expense ratio is in the first quartile (25th percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

Total Return Bond Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the fourth quartile (86th percentile) of its peer group and the asset weighted total net expense ratio is in the first quartile (19th percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

World Equity Income Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (27th percentile) of its peer group and the asset weighted total net expense ratio is in the fourth quartile (80th percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

With respect to the costs of services provided and profits realized by Guggenheim Investments from its relationship with the Funds, the Committee reviewed a profitability analysis and data from management for each Fund setting forth the average assets under management for the twelve months ended December 31, 2014, ending assets under management as of December 31, 2014, gross revenues received by Guggenheim Investments, expenses incurred in providing services to the Funds, earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2013. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

the profitability analysis. In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the complexity of the investment strategies employed for the Funds, in addition to the foregoing data and various figures.

The Committee considered other benefits available to each Adviser because of its relationship with the Funds and noted that Security Investors and GPIM may be deemed to benefit from arrangements whereby an affiliate, Rydex Fund Services, LLC, receives fees for (i) performing certain administrative functions and bookkeeping, accounting and pricing functions for the Funds pursuant to a Fund Accounting and Administration Agreement, and (ii) acting as transfer agent for the Funds and performing all shareholder servicing functions, including transferring record ownership, processing purchase and redemption transactions, answering inquiries, mailing shareholder communications, and acting as the dividend disbursing agent pursuant to a Transfer Agency Agreement. The Committee reviewed the compensation arrangements for the provision of the foregoing services. The Committee also noted Guggenheim’s statement that it may benefit from marketing synergies arising from offering a broad spectrum of products, including the Funds. Based on all of the information provided and its review, the Committee determined that Guggenheim Investments’ profitability from its relationship with the Funds was not unreasonable.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Funds were being passed along to the shareholders. In this connection, the Committee also noted the Adviser’s statement that Guggenheim continues to develop the infrastructure needed to support Fund asset growth and to achieve economies of scale across the firm’s various products and product lines. Thus, while Guggenheim may be benefiting from certain economies of scale and related cost efficiencies, it is concurrently realizing new costs and expenses associated with investment in infrastructure, personnel and systems.

In addition, the Committee considered the size of the Funds and the competitiveness of and/or other determinations made regarding the current advisory fee for each Fund. The Committee also took into account Guggenheim’s statement that generally the Funds’ assets are not sufficiently large to warrant breakpoints, with only four Funds—Floating Rate Strategies Fund, Macro Opportunities Fund, Mid Cap Value Fund, and Total Return Bond Fund—having assets in excess of (or approaching) $1 billion as of March 31, 2015. With respect to the four Funds noted, the Committee noted that none of the Funds had levels of profitability that were outliers and made the following observations:

Floating Rate Strategies Fund: The Adviser has entered into an expense limitation agreement with respect to the Fund. In addition, the Fund’s total net expense ratio is competitive with the peer group median.

Macro Opportunities Fund: The Adviser has entered into an expense limitation agreement with respect to the Fund. Although the contractual advisory fee is in the fourth quartile of its peer group, the total net expense ratio is competitive with the peer group median. In addition, as noted, the Committee considered Guggenheim’s statement that the Fund is unique to its peer group in that it has a broader investment mandate with greater opportunistic flexibility.

Mid Cap Value Fund: The Fund’s contractual advisory fee is in line with the peer group median (43rd percentile) and the total net expense ratio is competitive with the peer group median.

Total Return Bond Fund: The Adviser has entered into an expense limitation agreement with respect to the Fund. Although the contractual advisory fee is in the fourth quartile of its peer group, the total net expense ratio is in the first quartile (19th percentile).

The Committee determined that, taking into account all relevant factors, the advisory fee structure for each Fund was reasonable.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

OTHER INFORMATION (Unaudited)(concluded)

Sub-Advisory Agreement

Nature, Extent and Quality of Services Provided by the Sub-Adviser: With respect to the nature, extent and quality of services provided by GPIM (referred to in this discussion as the “Sub-Adviser”), the Committee considered the qualifications, experience and skills of the Sub Adviser’s portfolio management and other key personnel and information from the Sub-Adviser describing the scope of its services to Municipal Income Fund. The Committee also considered the information provided by the Sub-Adviser concerning the Sub-Adviser’s investment practices and techniques and compliance policies and procedures, among other things. With respect to Guggenheim’s resources and the Sub-Adviser’s ability to carry out its responsibilities under the Sub-Advisory Agreement, the Committee included as part of its considerations the unaudited financial information concerning GPIMH presented by the Chief Financial Officer of Guggenheim Investments. (As noted, the Committee received the audited consolidated financial statements of GPIMH once available following the April Meeting.)

The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement. Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and at the May Meeting, as well as other considerations, including the Committee’s knowledge of the Sub-Adviser’s quality of performance of its duties through Board meetings, discussions and reports throughout the year, the Committee concluded that the Sub-Adviser and its personnel were qualified to serve Municipal Income Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Sub Advisory Agreement.

Investment Performance: The Committee considered that the Fund’s Class A shares outperformed the performance universe for the five-year and three-year periods ended December 31, 2014, ranking in the 1st and 35th percentiles, respectively. On January 13, 2012, the Fund acquired the assets and assumed the liabilities of TS&W/Claymore Tax-Advantaged Balanced Fund (the “Predecessor Fund”), a closed-end fund which used different investment strategies and had different investment advisers. Class A shares of the Fund have assumed the performance, financial and other historical information of the Predecessor Fund’s common shares and the performance of Class A shares of the Fund reflects the performance of the Predecessor Fund. In light of the foregoing, the Committee took into account more recent periods and noted that the Fund’s Class A shares outperformed the performance universe median for the one-year and three-month periods ended December 31, 2014, ranking in the 18th and 47th percentiles, respectively. In this connection, the Committee also considered that the Fund outperformed its benchmark over the one-year and three-month periods ended December 31, 2014.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Sub Adviser from Its Relationship with the Fund: The Committee reviewed the level of sub-advisory fees payable to GPIM, noting that the fees would be paid by Security Investors and do not impact the fees paid by the Fund. The Committee also compared the sub-advisory fee paid by the Adviser to the Sub-Adviser to the fees charged by the Sub-Adviser to other clients including other registered investment companies.

Economies of Scale: The Committee recognized that, because the Sub Adviser’s fees would be paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the applicable Advisory Agreement, which was separately considered. (See “Advisory Agreements – Economies of Scale” above.)

Overall Conclusions

Based on the foregoing, the Committee determined that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of the Agreements is in the best interests of each Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his business judgment, may attribute different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement and the Sub-Advisory Agreement for an additional 12-month term. Thereafter, on May 20, 2015, the Board, including all of the Independent Trustees, approved the renewal of each Advisory Agreement and the Sub-Advisory Agreement for an additional 12-month term.

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee	Since 2014	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	107	Current: Trustee, Purpose Investments Inc. (2014-Present).
Donald A. Chubb, Jr. (1946)	Trustee	Since 1994	Current: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-present).	104	Current: Midland Care, Inc. (2011-present).
Jerry B. Farley (1946)	Trustee	Since 2005	Current: President, Washburn University (1997-present).	103	Current: Westar Energy, Inc. (2004-present); CoreFirst Bank & Trust (2000-present).
Roman Friedrich III (1946)	Trustee and Chairman of the Contracts Review Committee	Since 2014	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present). Former: Senior Managing Director, MLV & Co. LLC (2010-2011).	103	Current: Zincore Metals, Inc. (2009-present). Former: Axiom Gold and Silver Corp. (2011-2012).
Robert B. Karn III (1942)	Trustee and Chairman of the Audit Committee	Since 2014	Current: Consultant (1998-present). Former: Arthur Andersen (1965-1997) and Managing Partner, Financial and Economic Consulting, St. Louis office (1987-1997).	103	Current: Peabody Energy Company (2003-present); GP Natural Resource Partners, LLC (2002- present).
Ronald A. Nyberg (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2014	Current: Partner, Nyberg & Cassioppi, LLC (2000-present). Former: Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	109	Current: Edward-Elmhurst Healthcare System (2012-present).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES - continued
Maynard F. Oliverius (1943)	Trustee	Since 1998	Current: Retired. Former: President and CEO, Stormont-Vail HealthCare (1996-2012).	103	Current: Fort Hays State University Foundation (1999-present); Stormont-Vail Foundation (2013-present); University of Minnesota HealthCare Alumni Association Foundation (2009-present).
Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of the Board	Since 2014	Current: Portfolio Consultant (2010-present). Former: Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	106	Former: Bennett Group of Funds (2011-2013).
INTERESTED TRUSTEE
Donald C. Cacciapaglia*** (1951)	President, Chief Executive Officer and Trustee	Since 2012	Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present). Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	239

Current: Clear Spring Life Insurance Company (2015-present); Guggenheim Partners Japan, Ltd. (2014-present); Delaware Life (2013-present); Guggenheim Life and Annuity Company (2011-present); Paragon Life Insurance Company of Indiana (2011-present).

*	The business address of each Trustee is c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850.
**	Each Trustee serves an indefinite term, until his successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***	This Trustee is deemed to be an "interested person" of the Funds under the 1940 Act by reason of his position with the Funds' Investment Manager and/or the parent of the Investment Manager.

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS
Joseph M. Arruda (1966)	Assistant Treasurer	Since 2010

Current: Assistant Treasurer, certain other funds in the Fund Complex (2006-present); Vice President, Security Investors, LLC (2010-present); CFO and Manager, Guggenheim Specialized Products, LLC (2009-present).

Former: Vice President, Security Global Investors, LLC (2010-2011); Vice President, Rydex Advisors, LLC (2010); Vice President, Rydex Advisors II, LLC (2010).

William H. Belden, III (1965)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2006-present); Managing Director, Guggenheim Funds Investment Advisors, LLC (2005-present).

Former: Vice President of Management, Northern Trust Global Investments (1999-2005).

Mark J. Furjanic (1959)	Assistant Treasurer	Since 2014	Current: Vice President, Guggenheim Investments (2005-present); Assistant Treasurer, certain other funds in the Fund Complex (2008-present). Former: Senior Manager, Ernst & Young LLP (1999-2005).
James Howley (1972)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2004-present) ; Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Amy J. Lee (1961)	Vice President and Chief Legal Officer	Since 2007 (Vice President) Since 2014 (Chief Legal Officer)

Current: Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014

Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Senior Associate, Guggenheim Investments (2012-present).

Former: J.D., University of Kansas School of Law (2009-2012).

Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: CCO, certain other funds in the Fund Complex (2012-present); CCO, Security Investors, LLC (2012-present); CCO, Guggenheim Funds Investment Advisors, LLC (2012-present); Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (March 2014-present).

Former: CCO, Guggenheim Distributors, LLC (2009-March 2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS - continued
Alison Santay (1974)	AML Officer	Since 2013

Current: AML Officer, certain other funds in the Fund Complex (2010-present); Director and AML Officer, Rydex Fund Services, LLC (2010-present); AML Officer, Security Investors, LLC (2010-present); Director, Shareholder Risk and Compliance, Rydex Fund Services, LLC (2004-present).

Former: AML Officer, Guggenheim Distributors, LLC (2013-2014).

Kimberly Scott (1974)	Assistant Treasurer	Since 2014

Current: Vice President, Guggenheim Investments (2012-present) ; Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer and Treasurer	Since 2014

Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

*	The business address of each officer is c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.

34 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)

Rydex Funds, Guggenheim Funds, Rydex Investments, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Security Distributors, Inc., Guggenheim Partners Investment Managers, LLC, and Rydex Advisory Services (Collectively “Guggenheim Investments”).

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone—whether it is your personal information or if you are a current or former Guggenheim Investments client.

The Information We Collect About You

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Investments funds or one of the Guggenheim Investments affiliated companies. “Nonpublic personal information” is personally identifiable private information about you. For example, it includes information regarding your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

How We Handle Your Personal Information

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new Rydex and Guggenheim Investments funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

Opt Out Provisions

We do not sell your personal information to anyone. The law allows you to “opt out” of only certain kinds of information sharing with third parties. The firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 35

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)(concluded)

How We Protect Privacy Online

Our concern for the privacy of our shareholders also extends to those who use our web site, guggenheiminvestments.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Guggenheim Investments web site offers customized features that require our use of “http cookies”—tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your email address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We’ll Keep You Informed

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us at 800.820.0888 or 301.296.5100.

36 | THE GUGGENHEIM FUNDS ANNUAL REPORT

This page intentionally left blank.

9.30.2015

Guggenheim Funds Annual Report

Guggenheim Macro Opportunities Fund

MO-ANN-0915x0916	guggenheiminvestments.com

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
MACRO OPPORTUNITIES FUND	9
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	58
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	90
OTHER INFORMATION	91
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	110
GUGGENHEIM INVESTMENTS PRIVACY POLICIES	118

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

September 30, 2015

Dear Shareholder:

Guggenheim Partners Investment Management, LLC (the “Investment Adviser”), is pleased to present the shareholder report for Guggenheim Macro Opportunities Fund (the “Fund”) for the annual fiscal period ended September 30, 2015.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Fund. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Managers’ Commentary for the Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Donald C. Cacciapaglia
President
October 31, 2015

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

September 30, 2015

Macro Opportunities Fund may not be suitable for all investors. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● The intrinsic value of the underlying stocks in which the Fund invests may never be realized or the stock may decline in value. ● When market conditions are deemed appropriate, the Fund may use leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The use of short selling involves increased risks and costs. You risk paying more for a security than you received from its sale. Theoretically, stocks sold short have the risk of unlimited losses. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● Investments in reverse repurchase agreements expose the Fund to the many of the same risks as investments in derivatives. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). ● Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. ● A highly liquid secondary market may not exist for the commodity-linked structured notes the Fund invests in, and there can be no assurance that a highly liquid secondary market will develop. ● The Fund’s exposure to the commodity markets may subject the Fund to greater volatility as commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity such as droughts, floods, weather, embargos, tariffs and international economic, political and regulatory developments. ● The Fund’s investments in municipal securities can be affected by events that affect the municipal bond market. ● The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s investments in restricted securities may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● This Fund is considered nondiversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund. ● Please read the prospectus for more detailed information regarding these and other risks.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	September 30, 2015

At the end of the period, the underlying U.S. economy continued to maintain its strong footing. A market correction that began in August persisted through the end of the period; September and October are historically difficult times for the stock market, and by extension, risk assets of any kind, including credit.

Markets had been performing solidly for most of the period. Growth mid-year bounced back from a weather-induced slowdown in the first quarter, with GDP increasing 3.9% for the second quarter. The labor and housing markets continued to strengthen, and the drop in gas prices was acting as a tax cut, which was expected to increase consumer spending power going into the holiday season. Even though labor markets are moving toward full employment, questions remain about the viability of sustained economic expansion in the U.S. In particular, there is debate about the net effect of declining energy prices and a stronger dollar. These are both positive for the U.S. consumer, but low oil prices hurt the U.S. energy industry and a strong dollar is challenging for U.S. manufacturers. In addition, oil prices and the strong dollar exert a downward pressure on inflation, and a risk of deflation is a negative for the economy.

At the same time, currency devaluation, particularly in Japan and the euro zone, is putting pressure on countries to devalue to improve export competitiveness. Those countries slow to devalue, like China, are feeling economic pressure at home, driving down asset prices, and increasing deflationary pressures, escalating the risk of financial contagion abroad. China may have to devalue the renminbi further due to continued slowing in the economy. Combined with the tepid expansion in both Europe and Japan, the pressure will be for central banks there to increase easing measures.

The U.S. Federal Reserve (the “Fed”) is hard pressed to justify a rate increase based on its self-prescribed metrics, which include rising inflation and an improved employment situation with clearly rising wages. At best, policymakers can argue that the prospects for wage growth and inflation are improving, but clear evidence is lacking.

A preemptive rate increase seems risky and opens the Fed to potential criticism given the fragility in financial markets and the prospect that rising U.S. rates could further strengthen the dollar and also potentially exacerbate foreign economic turbulence. While prices and wages remain tame, the risk of another asset bubble is increasing. The longer policy remains highly accommodative, the greater the likelihood that asset classes including commercial real estate, equities, or certain categories of bonds could become overvalued.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	September 30, 2015

At period end, the risk of financial contagion remained high, which could result in central banks providing additional liquidity or delaying rate increases. Use of the monetary printing press is a handy tool to prop up asset prices and temporarily spur economic growth, which is the main reason a recession does not appear to be on the horizon for either the G-7 nations or China. It’s also worth noting that there has never been a recession in the post-war period without the Fed first raising interest rates, after which it typically takes several years for a recession to be induced.

For the 12 months ended September 30, 2015, the Standard & Poor’s 500® Index* (“S&P 500®”) returned -0.61%. The Morgan Stanley Capital International (“MSCI”) Europe-Australasia-Far East (“EAFE”) Index* returned -8.66%. The return of the MSCI Emerging Markets Index* was -19.28%.

In the bond market, the Barclays U.S. Aggregate Bond Index* posted a 2.94% return for the period, while the Barclays U.S. Corporate High Yield Index* returned -3.43%. The return of the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.02% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar (“USD”)-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS.

Barclays U.S. Corporate High Yield Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2015 and ending September 30, 2015.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2015	Ending Account Value September 30, 2015	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Macro Opportunities Fund
A-Class	1.36%	(1.34%)	$ 1,000.00	$ 986.60	$ 6.77
C-Class	2.12%	(1.72%)	1,000.00	982.80	10.54
P-Class[4]	1.25%	(0.95%)	1,000.00	990.50	5.11
Institutional Class	1.03%	(1.18%)	1,000.00	988.20	5.13

Table 2. Based on hypothetical 5% return (before expenses)
Macro Opportunities Fund
A-Class	1.36%	5.00%	$ 1,000.00	$ 1,018.25	$ 6.88
C-Class	2.12%	5.00%	1,000.00	1,014.44	10.71
P-Class[4]	1.25%	5.00%	1,000.00	1,018.80	6.33
Institutional Class	1.03%	5.00%	1,000.00	1,019.90	5.22

[1]	Annualized and excludes expenses of the underlying funds in which the Fund invests.
[2]

Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period March 31, 2015 to September 30, 2015.
[4]

Since commencement of operations: May 1, 2015. Expenses paid based on actual Fund return are calculated using 150 days from the commencement of operations. Expenses paid based on hypothetical 5% return are calculated using 183 days.

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2015

To Our Shareholders

Guggenheim Macro Opportunities Fund (the “Fund”) is managed by a team of seasoned professionals, including B. Scott Minerd, Chairman of Investments and Global Chief Investment Officer; Anne B. Walsh, Senior Managing Director and Assistant Chief Investment Officer; Kevin H. Gundersen, Senior Managing Director and Portfolio Manager; and James W. Michal, Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses the market environment and the Fund’s performance for the fiscal year ended September 30, 2015.

For the one-year period ended September 30, 2015, Guggenheim Macro Opportunities Fund returned 1.59%1, compared with the 0.02% return of its benchmark, the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index.

The Fund seeks to provide total return, comprised of current income and capital appreciation. Unconstrained to a benchmark, the Fund has the flexibility to invest across a broad array of fixed-income securities, as well as equities, commodities, and alternative investments.

At the start of the period, market unease over the Fed winding down its purchases of U.S. Treasuries and mortgage-backed securities sparked risk aversion that drove market volatility. After a second-straight winter soft patch, and a dramatic drop in the price of oil, U.S. economic data began to strengthen in 2015, appearing to provide support for the Fed to proceed with raising interest rates sometime in 2015. The world kept a watchful eye on the Fed during the summer, as headlines moved from Greece to China, as China devalued the yuan in August, the first time in 20 years. As China’s move sent shockwaves through global financial markets, the Fed opted to keep rates zero-bound at its September meeting, citing concerns about potential downside risks to the U.S. outlook posed by recent global market volatility.

A key to Fund performance for the period was price appreciation stemming from the general tightening of credit spreads, except during the last few weeks of the period. Positive returns were driven largely by good credit selection in asset-backed securities (including collateralized loan obligations, or CLOs, and aircraft securitizations), bank loans, mortgage-backed securities (including commercial mortgage-backed securities and non-agency residential mortgage-backed securities, or NARMBS), and preferred securities. The high yield bond allocation was the largest detractor from performance. Although the Fund had very little exposure to the energy sector, spreads widened across a variety of high yield sectors in sympathy with the massive sell-off in energy credits as oil fell to multi-year lows.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

MANAGERS’ COMMENTARY (Unaudited)(continued)	September 30, 2015

The Fund makes macro-themed investments to take positions based on its views on certain segments of the financial markets, or to hedge against changes in interest rates, currency or equity prices, or improve diversification. Many of these positions are made with derivatives, such as a hedge on the U.S. market, or interest rate swaps to shorten duration, and as a whole, the derivatives contributed marginally to return for the period.

The chief attributes of the Fund over the period were maintaining low duration of a little more than one year; holding a majority of the portfolio in structured credit, including commercial ABS and CLOs; and building up exposure to NARMBS. The Fund believes the residential sector has been offering good relative value due to low interest rates, an improving residential real estate market, and strong economic fundamentals.

A majority of the Fund’s structured credit holdings feature floating rates, yields higher than traditional securitized assets like auto or credit-card receivables, and, often, investment-grade ratings. The Fund believes that commercial ABS and CLOs offer some downside protection, and amortizing structures to keep credit exposure lower over time. Many of the NARMBS were purchased at discounts and also typically have floating coupons that help keep duration short. Floating rate instruments accounted for about half the portfolio at the end of the period.

Besides the increase in NARMBS, other notable position changes over the period included a reduction in exposure to leveraged credit. The cut in leveraged credit by a third over the course of the 12 months was partly in response to deteriorating fundamentals in the energy market and in anticipation of volatility associated with a market correction or rising interest rates. As the Fund became more defensive, overall portfolio liquidity increased and average credit quality improved across sectors.

Guggenheim believes an accommodative Fed supports a benign credit environment, and the U.S. economy is well positioned for continued growth. The Fed may not have the clarity it seeks to tighten U.S. monetary policy anytime soon, which means rates will remain low for an extended period. The Fund will continue to focus on allocating to structured credit that should shield investors from rate volatility without having to sacrifice yield.

Periods of economic expansion have coincided with tightening spreads and low defaults, and economic data for the period indicate the U.S. expansion remains on track. Still, the watchword across risk assets in the past few months has been caution, as credit spreads widened during heightened market volatility. The Fund takes advantage of such periods of widening to add to spread duration and to take on more risk in expectation of a rebound.

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)(concluded)	September 30, 2015

The Fund invests excess cash into the Guggenheim Strategy Funds which, in turn, invest in a diversified portfolio of debt securities and financial instruments providing exposure to fixed income markets. The investment objective of the Guggenheim Strategy Funds is to seek a high level of income consistent with the preservation of capital. For the one -year period ended September 30, 2015, investment in the Guggenheim Strategy Funds has benefited Fund performance relative to investing in other short-term investments such as overnight repurchase agreements.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2015

MACRO OPPORTUNITIES FUND

OBJECTIVE: Seeks to provide total return, comprised of current income and capital appreciation.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	September 30, 2015

Inception Dates:
A-Class	November 30, 2011
C-Class	November 30, 2011
P-Class	May 1, 2015
Institutional Class	November 30, 2011

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund I	4.8%
Guggenheim Limited Duration Fund - Institutional Class	1.6%
LSTAR Securities Investment Trust 2015-2	1.4%
LSTAR Securities Investment Trust 2015-1	1.3%
Guggenheim Alpha Opportunity Fund - Institutional Class	1.3%
Motel 6 Trust	1.3%
Triaxx Prime CDO Ltd.	1.2%
Nationstar HECM Loan Trust	1.2%
Guggenheim Strategy Fund II	1.1%
LSTAR Securities Investment Trust 2015-3	1.0%
Top Ten Total	16.2%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
AAA	0.5%
AA	2.1%
A	10.5%
BBB	10.9%
BB	15.2%
B	15.1%
CCC	10.2%
CC	1.6%
D	0.2%
A+	0.1%
NR2	18.5%
Other Instruments	15.2%
Total Investments	100.0%

The chart above reflects percentages of the value of total investments.

[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, which are all a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted Moody’s and Fitch ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter."

[2]	NR securities do not necessarily indicate low credit quality.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2015

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2015

	1 Year	Since Inception (11/30/11)
A-Class Shares	1.59%	6.13%
A-Class Shares with sales charge†	-3.25%	4.79%
C-Class Shares	0.84%	5.37%
C-Class Shares with CDSC§	-0.13%	5.37%
Institutional Class Shares	1.92%	6.49%
Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index	0.02%	0.06%
		Since Inception (05/01/15)
P-Class Shares		-0.95%
Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index		0.02%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class shares, P-Class shares and Institutional Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT

CONSOLIDATED SCHEDULE OF INVESTMENTS	September 30, 2015
MACRO OPPORTUNITIES FUND

	Shares	Value

COMMON STOCKS† - 3.2%

Consumer, Non-cyclical - 1.0%
Archer-Daniels-Midland Co.[1]	40,567	$1,681,502
JM Smucker Co.	12,100	1,380,489
Procter & Gamble Co.[1]	17,592	1,265,568
Gilead Sciences, Inc.[1]	12,483	1,225,706
Biogen, Inc.*,1	3,418	997,407
Amsurg Corp. — Class A*,1	12,030	934,851
McKesson Corp.[1]	5,052	934,771
Express Scripts Holding Co.*,1	11,492	930,392
UnitedHealth Group, Inc.[1]	7,904	916,943
Charles River Laboratories International, Inc.*,1	13,726	871,876
Estee Lauder Companies, Inc. — Class A1	10,757	867,875
Amgen, Inc.[1]	6,215	859,659
Ingredion, Inc.[1]	9,737	850,137
Quest Diagnostics, Inc.[1]	13,562	833,656
HCA Holdings, Inc.*,1	10,364	801,759
United Therapeutics Corp.*,1	5,909	775,497
Tyson Foods, Inc. — Class A1	17,896	771,318
Hormel Foods Corp.	10,932	692,105
PepsiCo, Inc.[1]	7,262	684,807
Mead Johnson Nutrition Co. — Class A1	9,643	678,867
Flowers Foods, Inc.[1]	25,965	642,374
DENTSPLY International, Inc.[1]	12,560	635,159
Molina Healthcare, Inc.*,1	9,194	633,007
General Mills, Inc.[1]	11,099	622,987
Dr Pepper Snapple Group, Inc.[1]	7,659	605,444
Clorox Co.[1]	5,178	598,214
United Natural Foods, Inc.*,1	12,237	593,617
Cardinal Health, Inc.[1]	7,512	577,072
St. Jude Medical, Inc.	9,130	576,012
Pfizer, Inc.[1]	17,733	556,993
Dean Foods Co.[1]	33,340	550,777
Intra-Cellular Therapies, Inc.*	13,280	531,731
Quanta Services, Inc.*	21,701	525,381
Owens & Minor, Inc.	16,389	523,465
WellCare Health Plans, Inc.*	5,882	506,911
MEDNAX, Inc.*,1	6,070	466,115
Universal Corp.	9,331	462,537
B&G Foods, Inc.	12,413	452,454
ADT Corp.[1]	14,943	446,796
Prestige Brands Holdings, Inc.*	9,622	434,530
Coca-Cola Co.[1]	10,604	425,432
Enanta Pharmaceuticals, Inc.*	11,729	423,886
Church & Dwight Company, Inc.[1]	4,982	417,990
ResMed, Inc.[1]	8,024	408,903
Altria Group, Inc.[1]	7,512	408,653
Henry Schein, Inc.*	2,978	395,240
Philip Morris International, Inc.[1]	4,830	383,164
Danaher Corp.[1]	4,442	378,503
McCormick & Company, Inc.[1]	4,523	371,700
Magellan Health, Inc.*,1	6,703	371,547
TrueBlue, Inc.*	16,474	370,171
Deluxe Corp.[1]	6,608	368,330
Kroger Co.[1]	10,155	366,291
Varian Medical Systems, Inc.*	4,871	359,382
Johnson & Johnson[1]	3,791	353,890
Moody’s Corp.[1]	3,479	341,638
WhiteWave Foods Co. — Class A*	8,425	338,264
Whole Foods Market, Inc.[1]	10,639	336,724
WEX, Inc.*	3,854	334,681

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2015
MACRO OPPORTUNITIES FUND

	Shares	Value

Laboratory Corporation of America Holdings*	3,039	$329,640
Universal Health Services, Inc. — Class B1	2,582	322,259
AmerisourceBergen Corp. — Class A1	3,240	307,768
Hain Celestial Group, Inc.*,1	5,854	302,066
Kellogg Co.	3,674	244,505
Boulder Brands, Inc.*,1	21,794	178,493
Paylocity Holding Corp.*	2,293	68,767
Total Consumer, Non-cyclical		38,804,648

Industrial - 0.6%
Agilent Technologies, Inc.[1]	27,300	937,209
AECOM*,1	32,905	905,217
L-3 Communications Holdings, Inc.[1]	8,510	889,465
Boeing Co.[1]	5,311	695,475
Triumph Group, Inc.[1]	15,965	671,807
Dover Corp.	10,223	584,551
Corning, Inc.[1]	30,723	525,977
Roper Technologies, Inc.	3,338	523,065
Parker-Hannifin Corp.[1]	5,141	500,219
Republic Services, Inc. — Class A1	11,980	493,576
Waters Corp.*	4,077	481,942
Pentair plc[1]	9,394	479,470
Gentex Corp.[1]	30,681	475,556
Rockwell Automation, Inc.	4,678	474,676
United Technologies Corp.[1]	5,297	471,380
Nordson Corp.	7,371	463,931
Stanley Black & Decker, Inc.[1]	4,779	463,467
Xylem, Inc.	13,703	450,144
Crane Co.[1]	9,653	449,926
Vishay Intertechnology, Inc.	46,194	447,620
Jacobs Engineering Group, Inc.*,1	11,824	442,572
Emerson Electric Co.[1]	9,994	441,435
Textron, Inc.[1]	11,606	436,850
Ingersoll-Rand plc[1]	8,604	436,825
EnerSys	8,067	432,230
3M Co.[1]	2,928	415,103
United Parcel Service, Inc. — Class B	4,146	409,170
Northrop Grumman Corp.[1]	2,425	402,429
Regal Beloit Corp.[1]	7,109	401,303
Union Pacific Corp.	4,516	399,260
Eaton Corporation plc[1]	7,738	396,959
Huntington Ingalls Industries, Inc.[1]	3,702	396,669
CH Robinson Worldwide, Inc.[1]	5,776	391,497
Waste Connections, Inc.[1]	7,820	379,896
Raytheon Co.[1]	3,456	377,603
AO Smith Corp.	5,736	373,930
Waste Management, Inc.[1]	7,271	362,169
EMCOR Group, Inc.[1]	8,065	356,876
TASER International, Inc.*	15,991	352,202
FedEx Corp.[1]	2,426	349,295
Barnes Group, Inc.[1]	9,412	339,303
Timken Co.[1]	11,785	323,970
Moog, Inc. — Class A*,1	5,788	312,957
Atlas Air Worldwide Holdings, Inc.*	8,865	306,374
Total Industrial		20,621,550

Financial - 0.4%
California Republic Bancorp*,2	166,500	4,895,104
JPMorgan Chase & Co.[1]	19,429	1,184,586
Citigroup, Inc.[1]	17,555	870,904
Lincoln National Corp.[1]	15,910	755,089
MetLife, Inc.[1]	14,042	662,080
Prudential Financial, Inc.	8,197	624,693
Regions Financial Corp.[1]	59,750	538,348

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2015
MACRO OPPORTUNITIES FUND

	Shares	Value

Ameriprise Financial, Inc.[1]	4,928	$537,793
Capital One Financial Corp.	7,168	519,823
Reinsurance Group of America, Inc. — Class A	5,563	503,952
CNO Financial Group, Inc.	24,262	456,368
Hancock Holding Co.	16,059	434,396
Aflac, Inc.[1]	7,383	429,174
Allstate Corp.[1]	6,505	378,851
Principal Financial Group, Inc.	7,816	370,009
Interactive Brokers Group, Inc. — Class A	9,256	365,334
First Horizon National Corp.	25,249	358,031
East West Bancorp, Inc.[1]	9,103	349,737
Fifth Third Bancorp[1]	18,316	346,356
Total Financial		14,580,628

Utilities - 0.4%
Entergy Corp.[1]	17,967	1,169,651
Public Service Enterprise Group, Inc.[1]	26,439	1,114,668
Questar Corp.	53,030	1,029,312
Duke Energy Corp.[1]	13,548	974,643
NextEra Energy, Inc.[1]	9,396	916,580
UGI Corp.	26,177	911,483
Consolidated Edison, Inc.[1]	12,981	867,780
NRG Energy, Inc.[1]	51,384	763,052
CMS Energy Corp.[1]	20,549	725,791
Southwest Gas Corp.	12,359	720,777
ONE Gas, Inc.	15,432	699,533
Vectren Corp.[1]	16,010	672,580
American Electric Power Company, Inc.[1]	9,976	567,235
DTE Energy Co.[1]	6,823	548,365
Edison International	7,922	499,641
CenterPoint Energy, Inc.[1]	25,626	462,293
Southern Co.	8,908	398,188
Xcel Energy, Inc.	10,792	382,145
Aqua America, Inc.[1]	13,991	370,342
Total Utilities		13,794,059

Technology - 0.4%
Travelport, LLC*,††	166,134	2,194,629
2U, Inc.*	41,042	1,473,408
Apple, Inc.[1]	10,541	1,162,672
International Business Machines Corp.	7,864	1,140,044
Micron Technology, Inc.*,1	58,813	881,020
Dun & Bradstreet Corp.[1]	5,513	578,865
Xerox Corp.[1]	57,702	561,440
Cengage Learning Acquisitions, Inc.*,††	21,660	551,247
Paycom Software, Inc.*	14,937	536,388
Tessera Technologies, Inc.	13,108	424,830
Synaptics, Inc.*	5,109	421,288
Take-Two Interactive Software, Inc.*	13,775	395,756
SanDisk Corp.[1]	7,096	385,526
Cirrus Logic, Inc.*	11,919	375,568
Convergys Corp.[1]	16,054	371,008
Computer Sciences Corp.[1]	5,815	356,925
Oracle Corp.[1]	9,854	355,926
Skyworks Solutions, Inc.	4,111	346,187
CACI International, Inc. — Class A*,1	4,639	343,147
Hewlett-Packard Co.[1]	13,108	335,696
Icad, Inc.*,1	54,194	184,260
Total Technology		13,375,830

Consumer, Cyclical - 0.2%
Wal-Mart Stores, Inc.[1]	14,959	969,942
Walgreens Boots Alliance, Inc.	11,248	934,710
JetBlue Airways Corp.*,1	27,232	701,769
Delta Air Lines, Inc.[1]	14,482	649,807
Sportsman’s Warehouse Holdings, Inc.*	50,458	621,642

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2015
MACRO OPPORTUNITIES FUND

	Shares	Value

Harman International Industries, Inc.	6,009	$576,804
CVS Health Corp.[1]	5,690	548,971
NVR, Inc.*	331	504,847
Kohl’s Corp.[1]	9,664	447,540
TiVo, Inc.*	47,185	408,622
Wyndham Worldwide Corp.[1]	5,586	401,634
Macy’s, Inc.[1]	7,459	382,796
Starbucks Corp.	6,505	369,744
Delphi Automotive plc[1]	4,801	365,068
Dana Holding Corp.[1]	21,255	337,529
Buckle, Inc.[1]	8,674	320,678
PACCAR, Inc.	6,097	318,080
Wolverine World Wide, Inc.[1]	13,902	300,839
Total Consumer, Cyclical		9,161,022

Communications - 0.2%
Viacom, Inc. — Class B1	26,896	1,160,564
Verizon Communications, Inc.[1]	25,865	1,125,386
Atlantic Tele-Network, Inc.[1]	13,640	1,008,405
Cisco Systems, Inc.[1]	30,311	795,663
Scripps Networks Interactive, Inc. — Class A1	10,590	520,922
Comcast Corp. — Class A1	8,907	506,630
AMC Networks, Inc. — Class A*,1	6,697	490,019
Walt Disney Co.[1]	4,726	482,997
InterDigital, Inc.[1]	7,396	374,238
Expedia, Inc.[1]	3,097	364,455
Interpublic Group of Companies, Inc.[1]	18,730	358,305
Polycom, Inc.*,1	33,783	354,046
Time, Inc.[1]	17,882	340,652
Total Communications		7,882,282

Energy - 0.0%
Chevron Corp.[1]	7,003	552,397
Exxon Mobil Corp.	4,888	363,423
Total Energy		915,820

Basic Materials - 0.0%
Mirabela Nickel Ltd.*,†††,2	7,057,522	495

Total Common Stocks
(Cost $129,111,207)		119,136,334

PREFERRED STOCKS†† - 0.7%
Industrial - 0.4%
Seaspan Corp. 6.38% due 04/30/19	520,000	12,875,200

Financial - 0.3%
Aspen Insurance Holdings Ltd. 5.95%[2,3,4]	186,833	4,764,242
Cent CLO 16, LP due 08/1/24*,6	7,000	4,195,915
BreitBurn Energy Partners due *,†††,2	374,458	1,954,671
ALM Loan Funding Ltd. due 06/20/23*,6	1,373	1,197,762
WhiteHorse II Ltd. due 06/15/17*,†††,6,7	2,100,000	210
GSC Partners CDO Fund V Ltd. due 11/20/16*,†††,6,7	5,200	1
Total Financial		12,112,801
Total Preferred Stocks
(Cost $26,144,611)		24,988,001

MUTUAL FUNDS†,8 - 9.2%
Guggenheim Strategy Fund I	7,129,532	177,382,768
Guggenheim Limited Duration Fund — Institutional Class	2,419,052	59,605,430
Guggenheim Alpha Opportunity Fund — Institutional Class	1,881,326	48,406,518

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2015
MACRO OPPORTUNITIES FUND

	Shares	Value

Guggenheim Strategy Fund II	1,611,392	$40,043,095
Guggenheim Risk Managed Real Estate Fund — Institutional Class	403,870	12,075,709
Total Mutual Funds
(Cost $338,198,335)		337,513,520

CLOSED-END FUNDS†,8 - 0.2%
Guggenheim Strategic Opportunities Fund	315,681	5,644,376
Total Closed-End Funds
(Cost $6,073,028)		5,644,376

SHORT TERM INVESTMENTS†,18 - 2.5%
Federated U.S. Treasury Cash Reserve Fund 0.00%	93,466,805	93,466,805
Western Asset Institutional U.S. Treasury Reserves 0.01%	18,656	18,656
Total Short Term Investments
(Cost $93,485,461)		93,485,461

	Face Amount

ASSET-BACKED SECURITIES†† - 28.6%
Collateralized Loan Obligations - 19.7%
Treman Park CLO Ltd.
2015-1A, due 04/20/27[6,7]	$28,400,000	26,546,131
KKR Financial CLO Ltd.
2007-1A, 2.57% due 05/15/21[3,7]	10,850,000	10,802,271
2007-1A, 5.32% due 05/15/21[3,7]	6,000,000	5,999,697
2015-12, 3.28% due 07/15/27[3,7]	5,000,000	4,852,977
2007-1X, 5.32% due 05/15/21	800,000	799,960
KVK CLO Ltd.
2014-2A, 3.29% due 07/15/26[3,7]	8,250,000	7,893,369
2013-1A, due 04/14/25[6,7]	11,900,000	6,819,185
2014-1A, 3.22% due 05/15/26[3,7]	5,000,000	4,731,242
2014-3A, due 10/15/26[6,7]	2,500,000	1,550,000
Voya CLO Ltd.
2013-1X, due 04/15/24[6]	20,000,000	14,475,254
2015-3AR, 4.24% due 10/15/22[3,7]	4,000,000	3,906,011
2014-2A, 3.12% due 07/17/26[3,7]	2,000,000	1,985,773
CIFC Funding Ltd.
2015-2A, 3.03% due 12/05/24[3,7]	8,250,000	8,229,268
2014-1AR, 3.38% due 08/14/24[3,7]	3,250,000	3,222,140
2013-2A, 3.89% due 04/21/25[3,7]	2,250,000	2,131,404
2006-1BA, 4.32% due 12/22/20[3,7]	2,000,000	1,987,307
2015-2A, 3.98% due 12/05/24[3,7]	2,000,000	1,949,106
2014-1A, 3.09% due 04/18/25[3,7]	1,750,000	1,701,877
2013-4A, 3.83% due 11/27/24[3,7]	1,000,000	949,659
Avery
2013-3X, due 01/18/25[6]	19,800,000	17,604,179
Dryden 37 Senior Loan Fund
2015-37A, due 04/15/27[6,7]	16,000,000	14,120,778
Neuberger Berman CLO Ltd.
2014-12A, 3.40% due 07/25/23[3,7]	5,300,000	5,324,018
2012-12X, due 07/25/23[6]	7,000,000	4,254,115

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2015
MACRO OPPORTUNITIES FUND

	Face Amount	Value

2012-12A, due 07/25/23[6,7]	$5,900,000	$3,585,611
Babson CLO Ltd.
2012-2A, due 05/15/23[6,7]	11,850,000	8,833,127
2014-IA, due 07/20/25[6,7]	6,400,000	4,256,535
OHA Credit Partners IX Ltd.
2013-9A, due 10/20/25[6,7]	14,000,000	13,020,999
Gramercy Park CLO Ltd.
2014-1A, 3.22% due 07/17/23[3,7]	7,500,000	7,500,117
2012-1A, due 07/17/23[6,7]	2,650,000	2,058,712
2014-1A, 4.32% due 07/17/23[3,7]	1,750,000	1,754,264
due 07/17/23[6]	1,250,000	971,091
Fortress Credit Opportunities VI CLO Ltd.
2015-6A, 5.52% due 10/10/26[3,7]	5,400,000	5,250,827
2015-6A, 2.97% due 10/10/26[3,7]	4,000,000	3,958,203
2015-6A, 3.93% due 10/10/26[3,7]	3,000,000	2,951,172
Golub Capital Partners CLO Ltd.
2015-25A, 3.14% due 08/05/27[3,7]	6,000,000	5,931,782
2014-10AR, 3.24% due 10/20/21[3,7]	4,000,000	3,987,432
2014-18A, 3.80% due 04/25/26[3,7]	2,200,000	2,148,578
Northwoods Capital XIV Ltd.
2014-14A, 3.66% due 11/12/25[3,7]	6,000,000	5,908,012
2014-14A, 2.77% due 11/12/25[3,7]	5,750,000	5,733,127
Great Lakes CLO Ltd.
2015-1A, 4.02% due 07/15/26[3,7]	4,250,000	4,225,563
2014-1A, 3.99% due 04/15/25[3,7]	3,000,000	2,978,062
2012-1A, due 01/15/23[6,7]	3,250,000	2,165,489
2014-1A, 4.49% due 04/15/25[3,7]	1,500,000	1,400,621
NewStar Clarendon Fund CLO LLC
2015-1A, 3.00% due 01/25/27[3,7]	7,000,000	6,922,300
2015-1A, 3.65% due 01/25/27[3,7]	4,000,000	3,815,600
Newstar Commercial Loan Funding LLC
2015-1A, 4.16% due 01/20/27[3,7]	5,000,000	4,999,523
2013-1A, 4.90% due 09/20/23[3,7]	3,250,000	3,090,942
2014-1A, 5.04% due 04/20/25[3,7]	1,250,000	1,208,674
2013-1A, 5.65% due 09/20/23[3,7]	750,000	735,123
Highbridge Loan Management Ltd.
2014-1A, 3.57% due 09/20/22[3,7]	6,500,000	6,512,374
2014-1A, 4.57% due 09/20/22[3,7]	3,500,000	3,486,035
Telos CLO Ltd.
2014-6A, 3.29% due 01/17/27[3,7]	5,000,000	4,818,187
2013-3A, 3.29% due 01/17/24[3,7]	2,750,000	2,658,404
2013-3A, 4.54% due 01/17/24[3,7]	2,550,000	2,453,882
Dryden 41 Senior Loan Fund
2015-41A, due 10/15/27[5,7]	10,500,000	9,054,360
Shackleton CLO Ltd.
2013-4A, 3.29% due 01/13/25[3,7]	6,250,000	6,135,032
2014-5A, 3.01% due 05/07/26[3,7]	2,750,000	2,585,260

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2015
MACRO OPPORTUNITIES FUND

	Face Amount	Value

ARES XXVI CLO Ltd.
2013-1A, due 04/15/25[6,7]	$9,500,000	$5,088,283
2013-1A, 3.04% due 04/15/25[3,7]	2,000,000	1,946,237
2013-1A, 4.04% due 04/15/25[3,7]	1,500,000	1,434,379
Galaxy XIX CLO Ltd.
2015-19A, due 01/24/27[6,7]	5,500,000	5,181,588
2015-19A, 3.69% due 01/24/27[3,7]	3,000,000	2,981,467
Atlas Senior Loan Fund V Ltd.
2014-1A, 3.29% due 07/16/26[3,7]	8,000,000	7,842,558
Cent CLO 16, LP
2014-16AR, 3.50% due 08/01/24[3,7]	7,250,000	7,250,867
Atlas Senior Loan Fund II Ltd.
2012-2A, due 01/30/24[6,7]	9,600,000	7,000,733
Jasper CLO Ltd.
2005-1A, 1.21% due 08/01/17[3,7]	7,000,000	6,909,066
ACIS CLO Ltd.
2015-6A, 3.67% due 05/01/27[3,7]	3,000,000	2,992,968
2013-1A, 4.79% due 04/18/24[3,7]	2,100,000	2,099,764
2013-2A, 4.14% due 10/14/22[3,7]	1,800,000	1,781,823
OCP CLO Ltd.
2014-7A, 3.17% due 10/20/26[3,7]	5,000,000	4,833,142
2014-6A, 3.39% due 07/17/26[3,7]	2,000,000	1,976,360
Benefit Street Partners CLO Ltd.
2015-IA, 3.23% due 10/15/25[3,7]	6,500,000	6,514,950
Venture XI CLO Ltd.
2015-11A, 3.26% due 11/14/22[3,7]	4,000,000	3,978,405
2015-11A, 4.26% due 11/14/22[3,7]	2,500,000	2,443,048
Fortress Credit Opportunities V CLO Ltd.
2014-5A, 4.78% due 10/15/26[3,7]	3,500,000	3,285,380
2014-5A, 3.83% due 10/15/26[3,7]	3,000,000	2,941,046
Golub Capital Partners CLO 18 Ltd.
2014-18A, 2.80% due 04/25/26[3,7]	5,000,000	4,926,929
2014-18A, 4.30% due 04/25/26[3,7]	1,200,000	1,114,534
Dryden XXIII Senior Loan Fund
2014-23A, 3.24% due 07/17/23[3,7]	6,000,000	6,028,584
ALM VII R-2 Ltd.
2013-7R2A, 2.89% due 04/24/24[3,7]	3,250,000	3,215,525
2013-7R2A, 3.74% due 04/24/24[3,7]	2,500,000	2,461,339
Fortress Credit Investments IV Ltd.
2015-4A, 3.82% due 07/17/23[3,7]	5,800,000	5,509,493
ALM XIV Ltd.
2014-14A, 3.24% due 07/28/26[3,7]	3,100,000	3,045,750
2014-14A, 3.74% due 07/28/26[3,7]	2,500,000	2,358,917
Fortress Credit Opportunities III CLO, LP
2014-3A, 3.53% due 04/28/26[3,7]	5,500,000	5,360,383
Carlyle Global Market Strategies CLO Ltd.
2014-2AR, 4.18% due 07/20/23[3,7]	3,000,000	2,985,018

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2015
MACRO OPPORTUNITIES FUND

	Face Amount	Value

2012-3A, due 10/04/24[6,7]	$1,800,000	$1,348,858
2015-1AR, 4.04% due 04/20/22[3,7]	1,000,000	997,787
Fortress Credit Funding V, LP
2015-5A, 3.92% due 08/15/22[3,7]	5,000,000	4,984,038
Fifth Street SLF II Ltd.
2015-2A, 3.14% due 09/29/27[3,7]	5,000,000	4,960,000
Atlas Senior Loan Fund IV Ltd.
2014-2A, 3.02% due 02/17/26[3,7]	3,900,000	3,781,084
2014-2A, 3.77% due 02/17/26[3,7]	1,210,000	1,134,499
Cerberus Onshore II CLO-2 LLC
2014-1A, 3.63% due 10/15/23[3,7]	2,500,000	2,471,695
2014-1A, 4.43% due 10/15/23[3,7]	2,500,000	2,422,959
Clear Lake CLO Ltd.
2007-1A, 1.80% due 12/20/20[3,7]	5,000,000	4,823,730
Mountain Hawk II CLO Ltd.
2013-2A, 3.44% due 07/22/24[3,7]	2,750,000	2,416,670
2013-2A, 2.89% due 07/22/24[3,7]	2,500,000	2,336,657
NewStar Commercial Loan Trust
2007-1A, 2.62% due 09/30/22[3,7]	4,000,000	3,739,087
2007-1A, 1.62% due 09/30/22[3,7]	1,000,000	952,428
Golub Capital Partners CLO 24M Ltd.
2015-24A, 4.52% due 02/05/27[3,7]	5,000,000	4,685,191
ALM VII R Ltd.
2013-7RA, 3.74% due 04/24/24[3,7]	4,750,000	4,636,023
NewStar Arlington Senior Loan Program LLC
2014-1A, 4.55% due 07/25/25[3,7]	2,750,000	2,588,366
2014-1A, 3.60% due 07/25/25[3,7]	2,000,000	1,935,109
Battalion CLO Ltd.
2007-1A, 2.44% due 07/14/22[3,7]	4,600,000	4,514,381
Marathon CLO V Ltd.
2013-5A, due 02/21/25[6,7]	5,500,000	4,210,945
Halcyon Loan Advisors Funding Ltd.
2012-2A, 3.20% due 12/20/24[3,7]	3,250,000	3,217,503
2012-1A, 3.32% due 08/15/23[3,7]	1,000,000	980,451
Golub Capital Partners CLO 21M Ltd.
2014-21A, 3.60% due 10/25/26[3,7]	4,300,000	4,182,839
Flagship CLO VI
2007-1A, 2.73% due 06/10/21[3,7]	4,200,000	4,125,981
BlueMountain CLO Ltd.
2012-2A, 4.43% due 11/20/24[3,7]	4,100,000	4,069,079
Symphony CLO V Ltd.
2007-5A, 4.54% due 01/15/24[3,7]	4,000,000	4,008,614
Catamaran CLO Ltd.
2015-1A, 3.40% due 04/22/27[3,7]	4,000,000	3,936,602
Oaktree EIF II Series Ltd.
2014-A2, 3.47% due 11/17/25[3,7]	4,000,000	3,931,610
Golub Capital Partners CLO 25M Ltd.
2015-25A, 4.14% due 08/05/27[3,7]	4,000,000	3,912,781
Adirondack Park CLO Ltd.
2013-1A, 3.94% due 04/15/24[3,7]	4,000,000	3,837,438

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2015
MACRO OPPORTUNITIES FUND

	Face Amount	Value

JFIN CLO Ltd.
2007-1A, 3.09% due 07/20/21[3,7]	$4,000,000	$3,758,645
Airlie CLO Ltd.
2006-2A, 1.74% due 12/20/20[3,7]	4,000,000	3,736,457
Fifth Street Senior Loan Fund I LLC
2015-1A, 4.04% due 01/20/27[3,7]	3,500,000	3,480,229
Marea CLO Ltd.
2015-1A, 4.04% due 10/15/23[3,7]	3,500,000	3,446,520
Grayson CLO Ltd.
2006-1A, 0.71% due 11/01/21[3,7]	3,700,000	3,419,596
ACA CLO Ltd.
2007-1A, 1.24% due 06/15/22[3,7]	3,550,000	3,403,424
Ivy Hill Middle Market Credit Fund IX Ltd.
2014-9A, 3.59% due 10/18/25[3,7]	3,500,000	3,377,585
West CLO Ltd.
2013-1A, due 11/07/25[6,7]	5,300,000	2,345,361
2013-1A, 3.21% due 11/07/25[3,7]	1,000,000	958,969
Figueroa CLO Ltd.
2013-2A, 4.10% due 12/18/25[3,7]	3,500,000	3,273,806
Primus Clo II Ltd.
2007-2A, 1.24% due 07/15/21[3,7]	3,500,000	3,263,359
Mountain Hawk I CLO Ltd.
2013-1A, 3.01% due 01/20/24[3,7]	3,400,000	3,236,906
Duane Street CLO II Ltd.
2006-2A, 4.08% due 08/20/18[3,7]	3,250,000	3,208,120
Rockwall CDO Ltd.
2007-1A, 0.55% due 08/01/24[3,7]	1,880,393	1,828,996
2007-1A, 0.85% due 08/01/24[3,7]	1,500,000	1,373,066
Oaktree EIF II Series B1 Ltd.
2015-B1A, 3.42% due 02/15/26[3,7]	3,250,000	3,171,964
VENTURE XIII CLO Ltd.
2013-13A, due 06/10/25[6,7]	4,790,000	3,166,058
Shackleton I CLO Ltd.
2012-1A, 5.06% due 08/14/23[3,7]	3,000,000	3,000,160
Rampart CLO Ltd.
2007-1A, 4.10% due 10/25/21[3,7]	3,000,000	2,999,890
AMMC CLO XI Ltd.
2012-11A, due 10/30/23[6,7]	5,650,000	2,977,846
Marathon CLO VII Ltd.
2014-7A, 3.79% due 10/28/25[3,7]	3,000,000	2,973,210
Neuberger Berman CLO XVIII Ltd.
2014-18A, 3.43% due 11/14/25[3,7]	3,000,000	2,961,565
Black Diamond CLO Delaware Corp.
2005-1A, 2.25% due 06/20/17[3,7]	1,500,000	1,480,401
2005-2A, 2.12% due 01/07/18[3,7]	1,500,000	1,467,723
Carlyle Global Market Strategies
2013-3X SUB, due 07/15/25[6]	4,000,000	2,940,680
Franklin CLO VI Ltd.
2007-6A, 2.56% due 08/09/19[3,7]	3,000,000	2,909,301
Vibrant CLO II Ltd.
2013-2A, 3.04% due 07/24/24[3,7]	3,000,000	2,896,006
Race Point V CLO Ltd.
2014-5A, 4.09% due 12/15/22[3,7]	2,900,000	2,894,264

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2015
MACRO OPPORTUNITIES FUND

	Face Amount	Value

Silvermore CLO Ltd.
2014-1A, 3.32% due 05/15/26[3,7]	$3,000,000	$2,893,750
Vibrant CLO Ltd.
2015-1A, 4.18% due 07/17/24[3,7]	3,000,000	2,867,995
Mountain Hawk III CLO Ltd.
2014-3A, 3.09% due 04/18/25[3,7]	3,000,000	2,828,896
Sound Point CLO I Ltd.
2012-1A, 4.87% due 10/20/23[3,7]	2,750,000	2,758,895
Marathon CLO VI Ltd.
2014-6A, 3.16% due 05/13/25[3,7]	2,750,000	2,648,998
Fortress Credit BSL Ltd.
2013-1A, 3.19% due 01/19/25[3,7]	2,750,000	2,640,245
Symphony CLO IX, LP
2012-9A, 4.54% due 04/16/22[3,7]	2,600,000	2,584,863
LCM X, LP
2014-10AR, 4.04% due 04/15/22[3,7]	2,500,000	2,484,529
Apidos CLO XX
2015-20A, 3.49% due 01/16/27[3,7]	2,500,000	2,484,494
Gallatin CLO VII Ltd.
2014-1A, 4.05% due 07/15/23[3,7]	2,500,000	2,450,656
Galaxy XVIII CLO Ltd.
2014-18A, 3.29% due 10/15/26[3,7]	2,500,000	2,434,376
San Gabriel CLO Ltd.
2007-1A, 2.58% due 09/10/21[3,7]	2,450,000	2,402,827
Westwood CDO II Ltd.
2007-2X, 2.09% due 04/25/22	1,550,000	1,459,015
2007-2A, 2.10% due 04/25/22[3,7]	1,000,000	941,300
Symphony CLO XI Ltd.
2013-11A, 4.29% due 01/17/25[3,7]	2,500,000	2,375,354
Global Leveraged Capital Credit Opportunity Fund
2006-1A, 1.29% due 12/20/18[3,7]	2,376,000	2,342,008
Finn Square CLO Ltd.
2012-1A, due 12/24/23[6,7]	3,250,000	2,183,573
Venture XVI CLO Ltd.
2014-16A, 3.04% due 04/15/26[3,7]	2,250,000	2,181,629
Octagon Loan Funding Ltd.
2014-1A, due 11/18/26[6,7]	3,000,000	2,171,456
Venture XII CLO Ltd.
2013-12A, 3.98% due 02/28/24[3,7]	2,250,000	2,133,497
Keuka Park CLO Ltd.
2013-1A, due 10/21/24[6,7]	3,000,000	2,103,105
Callidus Debt Partners CLO Fund VI Ltd.
2007-6A, 3.29% due 10/23/21[3,7]	2,100,000	2,063,859
Gale Force 4 CLO Ltd.
2007-4A, 3.83% due 08/20/21[3,7]	2,000,000	2,000,610
OHA Credit Partners VII Ltd.
2012-7A, 4.33% due 11/20/23[3,7]	2,000,000	1,978,987
Churchill Financial Cayman Ltd.
2007-1A, 2.88% due 07/10/19[3,7]	1,000,000	988,860
2007-1A, 1.53% due 07/10/19[3,7]	1,000,000	982,210
Blue Hill CLO Ltd.
2013-1A, 3.29% due 01/15/26[3,7]	2,000,000	1,958,939

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2015
MACRO OPPORTUNITIES FUND

	Face Amount	Value

Cerberus Onshore II CLO LLC
2014-1A, 3.79% due 10/15/23[3,7]	$1,000,000	$993,399
2014-1A, 4.29% due 10/15/23[3,7]	1,000,000	958,725
AMMC CLO XIV Ltd.
2014-14A, 3.10% due 07/27/26[3,7]	2,000,000	1,940,540
Limerock CLO II Ltd.
2014-2A, 3.14% due 04/18/26[3,7]	2,000,000	1,918,283
NXT Capital CLO LLC
2015-1A, 4.43% due 04/21/27[3,7]	2,000,000	1,871,294
Lime Street CLO Corp.
2007-1A, 2.84% due 06/20/21[3,7]	2,000,000	1,837,241
Kingsland III Ltd.
2006-3A, 1.93% due 08/24/21[3,7]	1,890,000	1,812,863
Regatta Funding Ltd.
2007-1X, 3.64% due 06/15/20[3]	1,800,000	1,799,088
Symphony CLO XV Ltd.
2014-15A, 3.49% due 10/17/26[3,7]	1,750,000	1,745,752
OHA Credit Partners VI Ltd.
2015-6A, 3.81% due 05/15/23[3,7]	1,750,000	1,745,583
Shackleton II CLO Ltd.
2012-2A, 4.34% due 10/20/23[3,7]	1,750,000	1,719,625
Octagon Investment Partners XV Ltd.
2013-1A, 3.14% due 01/19/25[3,7]	1,750,000	1,714,075
Canyon Capital CLO Ltd.
2013-1A, 3.09% due 01/15/24[3,7]	1,750,000	1,708,318
Madison Park Funding XI Ltd.
2013-11A, 3.79% due 10/23/25[3,7]	1,750,000	1,680,060
Telos CLO Ltd.
2007-2A, 2.49% due 04/15/22[3,7]	1,650,000	1,614,546
Landmark VIII CLO Ltd.
2006-8A, 1.74% due 10/19/20[3,7]	1,650,000	1,570,732
MCF CLO IV LLC
2014-1A, 6.20% due 10/15/25[3,7]	1,750,000	1,566,599
MCF CLO III LLC
2014-3A, 3.46% due 01/20/24[3,7]	1,750,000	1,553,922
Copper River CLO Ltd.
2007-1A, due 01/20/21[6,7]	8,150,000	1,533,024
Avalon IV Capital Ltd.
2014-1A, 4.14% due 04/17/23[3,7]	1,500,000	1,493,955
OZLM Funding V Ltd.
2013-5A, 3.29% due 01/17/26[3,7]	1,500,000	1,487,447
MCF CLO I LLC
2013-1A, 3.84% due 04/20/23[3,7]	1,500,000	1,484,563
Symphony CLO Ltd.
2015-10AR, 4.14% due 07/23/23[3,7]	1,500,000	1,476,987
Sands Point Funding Ltd.
2006-1A, 2.04% due 07/18/20[3,7]	1,500,000	1,473,004
Greywolf CLO III Ltd.
2014-1A, 3.15% due 04/22/26[3,7]	1,500,000	1,460,951
Steele Creek CLO Ltd.
2014-1A, 3.53% due 08/21/26[3,7]	1,500,000	1,460,538
Covenant Credit Partners CLO I Ltd.
2014-1A, 3.21% due 07/20/26[3,7]	1,500,000	1,447,605
Kingsland IV Ltd.
2007-4A, 1.74% due 04/16/21[3,7]	1,500,000	1,409,210

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2015
MACRO OPPORTUNITIES FUND

	Face Amount	Value

ALM VI Ltd.
2012-6A, due 06/14/23[6,7]	$1,600,000	$1,395,790
OHA Park Avenue CLO I Ltd.
2007-1A, 3.59% due 03/14/22[3,7]	1,413,497	1,378,558
Duane Street CLO IV Ltd.
2007-4A, 2.56% due 11/14/21[3,7]	1,400,000	1,357,880
TICP CLO II Ltd.
2014-2A, 3.29% due 07/20/26[3,7]	1,300,000	1,276,573
COA Summit CLO Limited
2014-1A, 4.14% due 04/20/23[3,7]	1,250,000	1,242,543
ColumbusNova CLO Ltd.
2007-1A, 1.67% due 05/16/19[3,7]	1,250,000	1,220,970
GoldenTree Loan Opportunities III Ltd.
2007-3A, 3.50% due 05/01/22[3,7]	1,250,000	1,210,025
ICE EM CLO
2007-1A, 1.37% due 08/15/22[3,7]	1,250,000	1,193,875
Ares XXV CLO Ltd.
2013-3A, due 01/17/24[6,7]	2,000,000	1,087,182
Black Diamond CLO Luxembourg S.A.
2007-1A, 0.98% due 04/29/19[3,7]	1,100,000	1,049,409
Palmer Square CLO Ltd.
2014-1A, 2.84% due 10/17/22[3,7]	1,000,000	993,976
Katonah Ltd.
2007-10A, 2.33% due 04/17/20[3,7]	1,000,000	989,278
Gleneagles CLO Ltd.
2005-1A, 1.20% due 11/01/17[3,7]	1,000,000	985,678
WhiteHorse VIII Ltd.
2014-1A, 2.94% due 05/01/26[3,7]	1,000,000	977,519
Pangaea CLO Ltd.
2007-1A, 0.79% due 10/21/21[3,7]	1,000,000	976,965
Halcyon Loan Investors CLO I, Inc.
2006-1A, 3.83% due 11/20/20[3,7]	1,000,000	972,699
ACAS CLO Ltd.
2013-1A, 3.04% due 04/20/25[3,7]	1,000,000	971,508
Halcyon Loan Investors CLO II, Inc.
2007-2A, 1.69% due 04/24/21[3,7]	1,000,000	966,772
OHA Loan Funding Ltd.
2013-1A, 3.89% due 07/23/25[3,7]	1,000,000	963,476
Cavalry CLO II
2013-2A, 4.29% due 01/17/24[3,7]	1,000,000	955,654
Eastland CLO Ltd.
2007-1A, 0.70% due 05/01/22[3,7]	1,000,000	943,852
Connecticut Valley Structured Credit CDO III Ltd.
2006-3A, 0.98% due 03/23/23[3,7]	483,612	477,684
2006-3A, 6.67% due 03/23/23[7]	441,767	440,579
ARES CLO Ltd.
2013-1X, due 04/15/25[6]	1,660,000	889,111
Marathon CLO Ltd.
due 02/21/25[6]	1,000,000	765,626
Garrison Funding Ltd.
2013-2A, 4.93% due 09/25/23[3,7]	750,000	747,400
Venture XV CLO Ltd.
2013-15A, 3.39% due 07/15/25[3,7]	750,000	741,947

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2015
MACRO OPPORTUNITIES FUND

	Face Amount	Value

Venture CLO Ltd.
2013-14A, 3.08% due 08/28/25[3,7]	$750,000	$730,130
Fortress Credit Opportunities
2005-1A, 0.63% due 07/15/19[3,7]	732,646	678,706
Westwood CDO I Ltd.
2007-1A, 1.00% due 03/25/21[3,7]	700,000	663,976
Callidus Debt Partners CLO Fund VI Ltd.
2007-6A, 1.54% due 10/23/21[3,7]	500,000	482,123
Ableco Capital LLC
2013-1, 4.92% due 05/31/19[2,3]	284,024	284,016
TCW Global Project Fund III Ltd.
2005-1A, 1.17% due 09/01/17[3,7]	218,945	217,500
Marathon CLO II Ltd.
2005-2A, due 12/20/19[6,7]	2,250,000	80,286
BlackRock Senior Income Series Corp.
2004-1X, due 09/15/16†††,6	2,382,940	2
Total Collateralized Loan Obligations		723,643,912

Transport-Aircraft - 5.0%
AASET
2014-1, 7.37% due 12/15/29[3]	18,610,577	18,610,577
2014-1, 5.12% due 12/15/29[3]	17,668,269	17,403,245
2014-1 C, 10.00% due 08/15/30	7,346,490	7,346,490
AIM Aviation Finance Ltd.
2015-1A, 4.21% due 02/15/40[7]	19,166,667	19,168,162
2015-1A, 5.07% due 02/15/40[7]	17,681,250	17,798,830
ECAF I Ltd.
2015-1A, 5.80% due 06/15/40[7]	29,750,000	30,252,031
Castlelake Aircraft Securitization Trust
2014-1, 7.50% due 02/15/29[7]	14,054,274	13,934,813
2014-1, 5.25% due 02/15/29[7]	7,654,271	7,579,259
Stripes
2013-1 A1, 3.84% due 03/20/23†††,2	9,688,950	9,595,839
Atlas Ltd.
2014-1, 4.87% due 12/15/39†††	6,985,375	7,042,446
Turbine Engines Securitization Ltd.
2013-1A, 5.13% due 12/13/48[7]	3,886,377	3,906,587
2013-1A, 6.38% due 12/13/48[7]	2,542,646	2,567,564
Rise Ltd.
2014-1, 4.74% due 02/12/39	6,307,292	6,354,596
Emerald Aviation Finance Ltd.
2013-1, 6.35% due 10/15/38[7]	6,161,458	6,315,495
Eagle I Ltd.
2014-1A, 5.29% due 12/15/39[7]	5,003,906	5,057,532
Willis Engine Securitization Trust II
2012-A, 5.50% due 09/15/37[7]	4,695,104	4,704,963
AABS Ltd.
2013-1, 4.87% due 01/15/38	3,291,667	3,312,075
Airplanes Pass Through Trust
2001-1A, 0.76% due 03/15/19[3,13]	3,816,049	1,192,515

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2015
MACRO OPPORTUNITIES FUND

	Face Amount	Value

Atlas Air Class A-1 Pass Through Trust
1999-1, 7.20% due 01/02/19[2]	$301,901	$305,675
Aerco Ltd.
2000-2A, 1.17% due 07/15/25[3]	827,641	157,335
Total Transport-Aircraft		182,606,029

Collateralized Debt Obligations - 3.9%
Triaxx Prime CDO Ltd.
2006-2A, 0.45% due 10/02/39[3,7]	48,005,380	44,934,668
SRERS Funding Ltd.
2011-RS, 0.44% due 05/09/46[3,7]	15,281,838	14,665,580
Gramercy Real Estate CDO Ltd.
2007-1A, 0.60% due 08/15/56[3,7]	14,896,355	13,730,836
N-Star Real Estate CDO IX Ltd.
0.51% due 02/01/41[2]	9,673,519	9,515,400
N-Star REL CDO VIII Ltd.
2006-8A, 0.55% due 02/01/41[3,7]	8,100,000	7,521,246
2006-8A, 0.48% due 02/01/41[3,7]	1,844,015	1,800,380
RAIT CRE CDO I Ltd.
2006-1X, 0.53% due 11/20/46	9,999,378	9,259,648
Highland Park CDO I Ltd.
2006-1A, 0.73% due 11/25/51[3,7]	8,250,000	5,694,276
2006-1A, 0.66% due 11/25/51[3,7]	2,793,816	2,687,140
Resource Capital Corp. CRE
2015-CRE4, 3.21% due 08/15/32[3,7]	7,750,000	7,711,250
Resource Capital Corporation
2015-CRE3, 4.20% due 03/15/32[3,7]	7,000,000	6,999,979
Wrightwood Capital Real Estate CDO Ltd.
2005-1A, 0.76% due 11/21/40[3,7]	5,000,000	4,739,986
Putnam Structured Product CDO Ltd.
2002-1A, 0.88% due 01/10/38[3,7]	3,700,428	3,473,895
Banco Bradesco SA
2014-1B, 5.43% due 03/12/26†††,2	3,321,422	3,363,272
DIVCORE Ltd.
2013-1A B, 4.10% due 11/15/32	3,250,000	3,241,550
Helios Series I Multi Asset CBO Ltd.
2001-1A, 1.29% due 12/13/36[3,7]	2,766,383	2,654,756
Pasadena CDO Ltd.
2002-1A, 1.20% due 06/19/37[3,7]	1,707,518	1,654,993
Total Collateralized Debt Obligations		143,648,855

Insurance - 0.0%
Northwind Holdings LLC
2007-1A, 1.11% due 12/01/37[3,7]	558,268	502,441

Credit Card - 0.0%
Credit Card Pass-Through Trust
2012-BIZ, due 12/15/49[5,7]	355,636	290,413
Total Asset-Backed Securities
(Cost $1,059,495,880)		1,050,691,650

COLLATERALIZED MORTGAGE OBLIGATIONS†† - 26.2%
Residential Mortgage-Backed Securities - 23.6%
LSTAR Securities Investment Trust
2015-2, 2.19% due 01/01/20[3,7]	53,855,653	52,832,396

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2015
MACRO OPPORTUNITIES FUND

	Face Amount	Value

2015-1, 2.19% due 01/01/20[3,7]	$50,133,817	$49,426,931
2015-3, 2.20% due 03/01/20[3,7]	37,478,107	36,777,266
2014-1, 3.29% due 09/01/21[3,7]	26,627,174	26,627,174
2015-4, 2.19% due 04/01/20[3,7]	27,158,298	26,609,700
2015-5, 2.19% due 04/01/20[3,7]	22,255,297	21,801,289
2015-6, 2.19% due 05/01/20[3,7]	6,320,676	6,207,536
Nationstar HECM Loan Trust
2014-1A, 4.50% due 11/25/17[7]	42,097,513	42,557,638
2015-1A, 3.84% due 05/25/18[7]	10,055,358	10,124,539
Lehman XS Trust Series
2007-2N, 0.37% due 02/25/37[3]	27,033,842	19,359,421
2007-15N, 0.44% due 08/25/37[3]	14,624,376	11,647,146
2006-16N, 0.38% due 11/25/46[3]	13,207,063	10,616,524
2006-10N, 0.40% due 07/25/46[3]	10,019,729	7,859,896
HarborView Mortgage Loan Trust
2006-14, 0.37% due 01/25/47[3]	39,957,935	30,324,836
2006-12, 0.41% due 01/19/38[3]	12,029,643	10,149,121
2005-13, 0.50% due 02/19/36[3]	7,430,365	5,500,283
Washington Mutual Mortgage Pass-Through Certificates WMALT Series Trust
2006-AR9, 1.03% due 11/25/46[3]	47,628,660	32,684,596
2006-AR9, 1.04% due 11/25/46[3]	10,852,428	7,447,305
2006-8, 4.73% due 10/25/36	3,982,534	2,617,815
American Home Mortgage Assets Trust
2007-1, 0.90% due 02/25/47[3]	37,242,097	22,732,166
2006-4, 0.38% due 10/25/46[3]	16,281,887	10,790,984
2006-6, 0.38% due 12/25/46[3]	6,673,612	4,581,581
Banc of America Funding Ltd.
2013-R1, 0.41% due 11/03/41[3,7]	37,874,838	35,234,962
Vericrest Opportunity Loan Trust
2015-NPL3, 3.38% due 10/25/58[7]	34,713,216	34,609,458
VOLT XXXIII LLC
2015-NPL5, 3.50% due 03/25/55[7]	33,755,859	33,626,271
NRPL Trust
2015-1A, 3.88% due 11/01/54[7]	22,999,823	23,032,920
2014-2A, 3.75% due 10/25/57[3,7]	6,877,335	6,825,755
RALI Series Trust
2006-QO10, 0.35% due 01/25/37[3]	10,348,291	7,853,970
2006-QO2, 0.46% due 02/25/46[3]	15,122,229	6,955,378
2007-QO3, 0.35% due 03/25/47[3]	7,149,518	5,893,684
2007-QO2, 0.34% due 02/25/47[3]	8,111,257	4,567,603
2006-QO2, 0.41% due 02/25/46[3]	4,366,666	1,972,502
IndyMac INDX Mortgage Loan Trust
2005-AR18, 0.97% due 10/25/36[3]	18,984,920	14,766,755
2006-AR4, 0.40% due 05/25/46[3]	11,847,150	10,055,411

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2015
MACRO OPPORTUNITIES FUND

	Face Amount	Value

GSAA Home Equity Trust
2006-14, 0.36% due 09/25/36[3]	$19,172,074	$10,253,838
2006-3, 0.49% due 03/25/36[3]	6,368,237	4,493,969
2007-7, 0.46% due 07/25/37[3]	4,317,036	3,667,814
2006-14, 0.44% due 09/25/36[3]	5,067,631	3,075,616
2006-18, 6.00% due 11/25/36	4,396,081	2,931,083
GCAT LLC
2014-2, 3.72% due 10/25/19[7,9]	16,042,378	16,131,670
2015-1, 3.63% due 05/26/20[7]	7,392,092	7,387,383
Nomura Resecuritization Trust
2012-1R, 0.64% due 08/27/47[3,7]	10,476,857	9,877,581
2015-4R, 0.56% due 03/26/36[3,7]	7,986,387	7,085,522
2015-4R, 0.60% due 12/26/36[3,7]	5,350,062	5,098,074
Oak Hill Advisors Residential Loan Trust
2015-NPL2, 3.72% due 07/25/55[7]	18,620,828	18,543,588
2015-NPL1, 3.47% due 01/25/55[7]	3,127,945	3,124,632
GreenPoint Mortgage Funding Trust
2006-AR1, 0.48% due 02/25/36[3]	11,629,119	9,426,878
2005-HE4, 0.90% due 07/25/30[3]	5,892,794	5,696,093
American Home Mortgage Investment Trust
2006-1, 0.47% due 03/25/46[3]	10,645,596	8,803,663
2006-1, 0.59% due 03/25/46[3]	6,460,546	5,386,648
AJAX Mortgage Loan Trust
2015-A, 3.88% due 11/25/54[7]	12,586,135	12,518,170
WaMu Mortgage Pass-Through Certificates Series Trust
2007-OA3, 0.97% due 04/25/47[3]	13,455,684	10,599,823
Merrill Lynch Alternative Note Asset Trust Series
2007-OAR3, 0.38% due 07/25/37[3]	13,326,385	10,166,153
Luminent Mortgage Trust
2006-2, 0.39% due 02/25/46[3]	13,057,614	9,629,833
VOLT XXXIV LLC
2015-NPL7, 3.25% due 02/25/55[7]	7,632,593	7,568,723
Structured Asset Securities Corporation Mortgage Loan Trust
2006-OPT1, 0.45% due 04/25/36[3]	6,613,922	6,160,161
HSI Asset Securitization Corporation Trust
2005-OPT1, 0.61% due 11/25/35[3]	7,320,000	6,093,527
CIT Mortgage Loan Trust
2007-1, 1.64% due 10/25/37[3,7]	6,097,038	5,799,594
Irwin Home Equity Loan Trust
2007-1, 5.85% due 08/25/37[7]	5,668,070	5,791,016
Wells Fargo Alternative Loan Trust
2007-PA3, 6.25% due 07/25/37	5,574,932	5,048,012
Soundview Home Loan Trust
2007-1, 0.36% due 03/25/37[3]	4,450,039	4,118,235

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2015
MACRO OPPORTUNITIES FUND

	Face Amount	Value

Saxon Asset Securities Trust
2005-4, 0.63% due 11/25/37[3]	$4,550,000	$3,940,559
First Franklin Mortgage Loan Trust
2006-FF1, 0.53% due 01/25/36[3]	2,750,000	2,438,351
2006-FF1, 0.63% due 01/25/36[3]	1,225,000	955,577
Alliance Bancorp Trust
2007-OA1, 0.43% due 07/25/37[3]	4,834,923	3,166,671
Home Equity Asset Trust
2005-7, 0.64% due 01/25/36[3]	3,250,000	2,956,519
Residential Asset Securitization Trust
2006-A12, 6.25% due 11/25/36	3,656,717	2,684,739
GreenPoint Mortgage Funding Trust Series
2007-AR1, 0.27% due 02/25/47[3]	2,772,145	2,670,114
Chase Mortgage Finance Trust Series
2006-S3, 6.00% due 11/25/36	2,985,341	2,567,340
Wachovia Asset Securitization Issuance II LLC Trust
2007-HE1, 0.33% due 07/25/37[3,7]	2,832,912	2,475,430
GSAA Trust
2005-10, 0.84% due 06/25/35[3]	2,462,000	2,246,971
Morgan Stanley Re-REMIC Trust
2010-R5, 0.54% due 06/26/36[3,7]	2,546,513	1,926,723
Asset Backed Securities Corporation Home Equity Loan Trust
2006-HE5, 0.33% due 07/25/36[3]	1,379,614	1,237,663
2004-HE8, 1.24% due 12/25/34[3]	644,619	618,498
Structured Asset Investment Loan Trust
2005-2, 0.93% due 03/25/35[3]	1,500,000	1,400,855
Bear Stearns Mortgage Funding Trust
2007-AR5, 0.36% due 06/25/47[3]	1,700,771	1,327,003
New Century Home Equity Loan Trust
2004-4, 0.99% due 02/25/35[3]	1,268,923	1,033,647
Aames Mortgage Investment Trust
2006-1, 0.51% due 04/25/36[3]	806,385	783,684
Total Residential Mortgage-Backed Securities		873,578,455

Commercial Mortgage-Backed Securities - 2.2%
Motel 6 Trust
2015-MTL6, 5.27% due 02/05/30[7]	48,000,000	47,178,959
CDGJ Commercial Mortgage Trust
2014-BXCH, 4.46% due 12/15/27[3,7]	12,500,000	12,396,138
Hilton USA Trust
2013-HLT, 4.60% due 11/05/30[3,7]	11,300,000	11,409,474
GE Business Loan Trust
2007-1A, 0.66% due 04/16/35[3,7]	5,020,367	4,637,052

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2015
MACRO OPPORTUNITIES FUND

	Face Amount		Value

LSTAR Commercial Mortgage Trust
2011-1, 5.48% due 06/25/43[3,7]		$4,189,251	$4,177,178
BAMLL-DB Trust
2012-OSI, 6.78% due 04/13/29[7]		550,000	571,576
Total Commercial Mortgage-Backed Securities			80,370,377

Mortgage Securities - 0.2%
BXHTL Mortgage Trust
2015-JWRZ, 3.90% due 05/15/29[3,7]		5,000,000	4,869,790
Resource Capital Corporation CRE Notes 2013 Ltd.
2013-CRE1, 3.71% due 12/15/28[3,7]		1,000,000	999,997
Total Mortgage Securities			5,869,787

Insured - 0.2%
Capmark Military Housing Trust
2007-AET2, 6.06% due 10/10/52[7]		5,892,058	5,745,758
Total Collateralized Mortgage Obligations
(Cost $971,505,519)			965,564,377

SENIOR FLOATING RATE INTERESTS††,3,10 - 16.1%
Industrial - 3.4%
Travelport Holdings LLC
5.75% due 09/02/21		28,683,250	28,522,051
Gates Global, Inc.
4.25% due 07/05/21		8,861,630	8,380,532
DAE Aviation
5.25% due 07/07/22		6,000,000	6,000,000
CareCore National LLC
5.50% due 03/05/21		5,117,902	4,785,238
Connolly Corp.
4.50% due 05/14/21		3,971,536	3,953,346
SIRVA Worldwide, Inc.
7.50% due 03/27/19		3,701,595	3,655,325
Nord Anglia Education Finance LLC
4.50% due 03/31/21		3,721,470	3,649,385
NVA Holdings, Inc.
4.75% due 08/14/21		2,675,323	2,670,855
8.00% due 08/12/22		750,000	741,563
Hardware Holdings LLC
6.75% due 03/30/20†††,2		3,465,000	3,378,375
GYP Holdings III Corp.
4.75% due 04/01/21		3,262,720	3,178,444
Flakt Woods
2.63% due 03/20/17†††,2	EUR	2,678,249	2,949,870
Berlin Packaging LLC
4.50% due 10/01/21		2,921,741	2,907,132
Mast Global
8.75% due 09/12/19†††,2		2,839,659	2,820,767
Pro Mach Group, Inc.
4.75% due 10/22/21		2,787,500	2,786,106
AlliedBarton Security Services LLC
4.25% due 02/12/21		2,698,872	2,658,389
Goodpack Ltd.
4.75% due 09/09/21		2,537,250	2,418,837
syncreon
5.25% due 10/28/20		2,800,125	2,222,599
Thermasys Corp.
5.26% due 05/03/19		2,289,500	2,220,815
Power Borrower, LLC
4.25% due 05/06/20		1,775,604	1,751,935
8.25% due 11/06/20		275,000	261,250
KC Merger Sub, Inc.
6.00% due 08/12/22		2,000,000	1,970,000
Doncasters Group Ltd.
4.50% due 04/09/20		1,496,070	1,488,589
9.50% due 10/09/20		456,207	453,926
National Technical Systems
7.00% due 06/12/21†††		1,905,882	1,886,582
CPM Holdings, Inc.
6.00% due 04/11/22		1,695,750	1,697,157
Survitec
5.33% due 03/12/22	GBP	1,125,000	1,693,329

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2015
MACRO OPPORTUNITIES FUND

	Face Amount		Value

Landmark Aviation (US)
4.75% due 10/25/19		$1,705,049	$1,690,130
CEVA Logistics US Holdings
6.50% due 03/19/21		1,859,830	1,661,219
CHI Overhead Doors, Inc.
4.75% due 07/29/22		1,650,000	1,646,387
V.Group Ltd.
5.00% due 06/25/21		1,612,917	1,609,562
Milacron
4.50% due 09/28/20		1,584,658	1,580,696
Beacon Roofing Supply, Inc.
4.00% due 09/25/22		1,500,000	1,495,620
Hillman Group, Inc.
4.50% due 06/30/21		790,000	786,050
3.56% due 06/28/19[2]		757,143	694,897
Dematic S.A.
4.25% due 12/27/19		1,410,866	1,405,576
Capstone Logistics
5.50% due 10/07/21		1,412,442	1,403,614
Element Materials Technology
5.00% due 08/06/21		1,354,344	1,351,812
Data Device Corp.
7.00% due 07/15/20[2]		1,264,331	1,254,849
CEVA Logistics Holdings BV (Dutch)
6.50% due 03/19/21		1,348,377	1,204,383
CEVA Group Plc (United Kingdom)
6.50% due 03/19/21		1,298,105	1,159,480
API Technologies Corp.
9.00% due 02/06/18†††,2		1,148,507	1,141,541
US Infrastructure Corp.
4.00% due 07/10/20		1,071,979	1,059,919
SI Organization
5.75% due 11/22/19		1,056,130	1,054,281
Constantinople Acquisition GmbH
4.75% due 04/30/22		995,000	997,487
Mitchell International, Inc.
8.50% due 10/11/21		900,000	894,753
Exopack Holdings SA
4.50% due 05/08/19		793,387	790,412
Hunter Defense Technologies
6.50% due 08/05/19†††		760,000	745,391
NANA Development Corp.
8.00% due 03/15/18[2]		650,000	627,250
Hunter Fan Co.
6.50% due 12/20/17[2]		570,900	568,046
Headwaters, Inc.
4.50% due 03/24/22		498,750	499,373
Douglas Dynamics, LLC
5.25% due 12/31/21		496,250	495,630
Tank Holdings Corp.
5.25% due 03/16/22		472,826	470,315
CEVA Logistics Canada, ULC
6.50% due 03/19/21		232,479	207,652
Wencor
3.70% due 06/19/19		169,231	154,491
Camp Systems International
8.25% due 11/29/19		120,000	118,800
Landmark Aviation (CAD)
4.75% due 10/25/19		67,671	67,078
Total Industrial			129,939,091

Technology - 3.1%
Avaya, Inc.
6.25% due 05/29/20		14,280,774	11,156,853
6.50% due 03/30/18		6,119,644	5,308,791
Epicor Software
4.75% due 06/01/22		11,471,250	11,382,347
TIBCO Software, Inc.
6.50% due 12/04/20		10,948,741	10,839,252
Deltek, Inc.
5.00% due 06/25/22		8,433,703	8,426,702
Advanced Computer Software
10.50% due 01/31/23		4,750,000	4,565,938
6.50% due 03/18/22		3,482,500	3,470,903
Insight Venture
7.25% due 07/15/21†††,2	GBP	5,050,000	7,516,565

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2015
MACRO OPPORTUNITIES FUND

	Face Amount		Value

Informatica Corp.
4.50% due 08/05/22		$6,000,000	$5,958,780
Telx Group
4.50% due 04/09/20		4,822,862	4,802,751
7.50% due 04/09/21		875,000	874,633
Micro Focus International plc
5.25% due 11/19/21		5,001,964	4,994,161
Greenway Medical Technologies
6.00% due 11/04/20[2]		3,586,125	3,514,403
9.25% due 11/04/21[2]		550,000	533,500
Severin Acq
5.50% due 07/29/21†††,2		3,500,000	3,465,975
EIG Investors Corp.
5.00% due 11/08/19		2,714,043	2,711,790
Wall Street Systems
4.50% due 04/30/21		2,510,870	2,497,261
CPI Acquisition, Inc.
6.75% due 08/17/22		2,500,000	2,475,000
LANDesk Group, Inc.
5.00% due 02/25/20		2,403,159	2,394,147
Interactive Data Corp.
4.75% due 04/30/21		2,271,250	2,262,029
Mirion Technologies
5.75% due 03/31/22		2,238,750	2,232,034
The Active Network, Inc.
5.50% due 11/13/20		2,051,935	2,029,713
Sparta Holding Corp.
6.50% due 07/28/20†††		1,881,000	1,865,871
GlobalLogic Holdings, Inc.
6.25% due 05/31/19		1,179,000	1,173,105
Flexera Software LLC
4.50% due 04/02/20		823,813	818,153
8.00% due 04/02/21		350,000	343,438
Aspect Software, Inc.
3.75% due 05/09/16		1,124,739	1,096,621
Eze Castle Software, Inc.
4.00% due 04/06/20		693,004	687,807
7.25% due 04/05/21		400,000	393,000
Hyland Software, Inc.
4.75% due 07/01/22		1,028,521	1,024,027
MRI Software LLC
5.25% due 06/23/21		997,500	995,425
CCC Information Services, Inc.
4.00% due 12/20/19		994,124	986,976
Infor, Inc.
3.75% due 06/03/20		754,035	728,745
Quorum Business Solutions
5.75% due 08/06/21		664,975	659,988
Sabre, Inc.
4.00% due 02/19/19		247,475	246,752
First Data Corp.
4.20% due 03/24/21		178,213	177,767
Total Technology			114,611,203

Consumer, Cyclical - 3.1%
Mavis Tire
6.25% due 10/31/20†††,2		9,376,500	9,242,343
Sears Holdings Corp.
5.50% due 06/29/18		7,530,015	7,395,905
Party City Holdings, Inc.
4.25% due 08/19/22		7,000,000	6,980,750
Navistar, Inc.
6.50% due 08/07/20		6,500,000	6,337,500
Thame & London Ltd.
6.00% due 06/19/17	GBP	4,000,000	5,984,419
Sky Bet
6.08% due 02/25/22	GBP	3,700,000	5,597,940
National Vision, Inc.
4.00% due 03/12/21		5,053,314	4,897,520
6.75% due 03/11/22		650,000	637,813
Advantage Sales & Marketing, Inc.
4.25% due 07/23/21		5,241,528	5,138,322
Eyemart Express
5.00% due 12/17/21		4,631,250	4,625,461
Neiman Marcus Group, Inc.
4.25% due 10/25/20		4,720,370	4,613,737
Ceridian Corp.
4.50% due 09/15/20		4,347,895	4,111,500
CHG Healthcare Services, Inc.
4.25% due 11/19/19		3,301,115	3,290,122

34 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2015
MACRO OPPORTUNITIES FUND

	Face Amount	Value

Mattress Firm
5.00% due 10/20/21	$3,231,819	$3,229,816
Ipreo Holdings
4.00% due 08/06/21	3,272,150	3,225,129
Life Time Fitness
4.25% due 06/10/22	2,643,375	2,629,603
Fitness International LLC
5.50% due 07/01/20	2,370,742	2,261,096
PF Changs
4.25% due 07/02/19	2,216,795	2,172,460
Dealer Tire LLC
5.50% due 12/22/21	1,985,000	1,993,694
1-800 Contacts, Inc.
4.25% due 01/29/21	1,843,302	1,835,247
Capital Automotive LP
6.00% due 04/30/20	1,770,000	1,777,381
Packers Holdings
5.00% due 12/02/21	1,646,250	1,646,941
BBB Industries, LLC
6.00% due 11/03/21	995,000	993,756
4.41% due 11/04/19[2]	730,000	646,776
Kate Spade & Co.
4.00% due 04/09/21	1,637,594	1,622,446
AlixPartners, LLP
4.50% due 07/28/22	1,600,000	1,593,504
Compucom Systems, Inc.
4.25% due 05/11/20	1,895,648	1,516,518
Southern Graphics, Inc.
4.25% due 10/17/19	1,475,063	1,460,312
BJ’s Wholesale Club, Inc.
4.50% due 09/26/19	1,441,510	1,425,653
Men’s Wearhouse
4.50% due 06/18/21	1,382,472	1,383,343
NPC International, Inc.
4.00% due 12/28/18	1,293,556	1,276,313
Med Finance Merger Sub LLC
7.25% due 08/14/21†††,2	1,287,805	1,275,203
Jacobs Entertainment, Inc.
5.25% due 10/29/18	1,198,549	1,188,061
Alexander Mann Solutions Ltd.
5.75% due 12/20/19	1,173,486	1,164,684
Equinox Fitness
5.00% due 01/31/20	1,145,854	1,145,373
ServiceMaster Co.
4.25% due 07/01/21	997,481	995,297
Eldorado Resorts, Inc.
4.25% due 07/25/22	997,500	995,006
Ollies Bargain Outlet
4.75% due 09/28/19	996,105	991,125
California Pizza Kitchen, Inc.
5.25% due 03/29/18	927,744	909,189
GCA Services Group, Inc.
9.25% due 11/02/20	440,000	435,600
4.25% due 11/01/19	295,307	293,647
IntraWest Holdings S.à r.l.
4.75% due 12/09/20	646,012	646,012
Sterling Intermidiate Corp.
4.50% due 06/20/22	523,688	521,724
Acosta, Inc.
4.25% due 09/26/21	500,000	491,250
Container Store, Inc.
4.25% due 04/06/19	327,356	323,673
Arby’s
4.76% due 11/16/20	193,265	193,345
Rite Aid Corp.
5.75% due 08/21/20	100,000	101,000
Total Consumer, Cyclical		113,213,509

Consumer, Non-cyclical - 2.9%
Albertson’s (Safeway) Holdings LLC
5.50% due 08/25/21	28,291,294	28,273,753
5.00% due 08/23/19	8,775,000	8,765,260
IHC Holding Corp.
7.00% due 04/30/21†††,2	7,481,250	7,376,816
One Call Medical, Inc.
5.00% due 11/27/20[2]	6,128,122	5,993,304
American Seafoods
6.00% due 08/19/21[2]	6,000,000	5,910,000
At Home Holding III Corp.
5.00% due 06/03/22	4,987,500	4,950,094
Performance Food Group
6.75% due 11/14/19	4,032,291	4,030,598

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 35

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2015
MACRO OPPORTUNITIES FUND

	Face Amount		Value

Grocery Outlet, Inc.
4.75% due 10/21/21		$3,525,869	$3,512,647
Diamond Foods, Inc.
4.25% due 08/20/18		2,973,013	2,960,942
American Tire Distributors, Inc.
5.25% due 09/01/21		2,749,365	2,748,210
Dole Food Company, Inc.
4.50% due 11/01/18		2,531,162	2,522,936
Taxware Holdings
7.50% due 04/01/22†††,2		2,493,750	2,470,542
Authentic Brands
5.50% due 05/27/21		2,278,186	2,264,905
Concordia
4.75% due 04/21/22		1,997,500	1,993,345
AdvancePierre Foods, Inc.
9.50% due 10/10/17		1,006,000	1,002,228
5.75% due 07/10/17		726,942	725,583
Reddy Ice Holdings, Inc.
6.75% due 05/01/19[2]		1,072,989	885,216
10.75% due 10/01/19[2]		1,125,000	675,000
Arctic Glacier Holdings, Inc.
6.00% due 05/10/19		1,530,247	1,507,293
Hostess Brands
4.50% due 08/03/22		1,500,000	1,500,450
Phillips-Medsize Corp.
4.75% due 06/16/21		1,481,745	1,474,336
Nellson Nutraceutical (US)
6.00% due 12/23/21		1,473,676	1,458,939
Hearthside Foods
4.50% due 06/02/21		1,382,500	1,372,131
Pharmaceutical Product Development
4.25% due 08/18/22		1,296,750	1,280,139
DJO Finance LLC
4.25% due 06/07/20		1,222,031	1,216,434
Valeo Foods Group Ltd.
7.50% due 08/17/22	EUR	1,100,000	1,204,474
AMAG Pharmaceuticals
4.75% due 08/17/21		1,200,000	1,192,500
Physio-Control International, Inc.
5.50% due 06/06/22		1,180,000	1,170,418
NES Global Talent
6.50% due 10/03/19		1,115,214	1,037,149
Jacobs Douwe Eg
4.25% due 07/02/22†††		1,000,000	995,000
CTI Foods Holding Co. LLC
8.25% due 06/28/21		1,035,000	993,600
Winebow, Inc.
4.75% due 07/01/21		987,500	978,859
Nellson Nutraceutical (CAD)
6.00% due 12/23/21		915,325	906,171
VWR Funding, Inc.
4.00% due 01/15/22	EUR	600,000	671,972
Fender Musical Instruments Corp.
5.75% due 04/03/19		542,250	539,989
Targus Group International, Inc.
14.75% due 05/24/16[2]		224,953	141,046
Total Consumer, Non-cyclical			106,702,279

Communications - 1.5%
Univision Communications, Inc.
4.00% due 02/28/20		16,449,245	16,330,976
4.00% due 03/01/20		7,344,744	7,290,834
Cengage Learning Acquisitions, Inc.
7.00% due 03/31/20		9,706,476	9,616,692
Anaren, Inc.
5.50% due 02/18/21		1,965,000	1,942,894
9.25% due 08/18/21		1,500,000	1,470,000
Neptune Finco Corp.
5.00% due 09/23/22		3,000,000	2,980,500
Springer Science + Business Media SA
4.75% due 08/14/20		2,938,492	2,904,200
Proquest LLC
5.25% due 10/24/21		2,741,157	2,736,579
Asurion Corp.
5.00% due 08/04/22		1,321,688	1,246,721
4.25% due 07/08/20		1,292,122	1,208,599

36 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2015
MACRO OPPORTUNITIES FUND

	Face Amount		Value

Bureau van Dijk Electronic Publishing BV
5.09% due 09/20/21[2]	GBP	1,000,000	$1,508,252
Gogo LLC
11.25% due 03/21/18[2]		$998,056	1,032,988
7.50% due 03/21/18[2]		473,386	473,386
Cumulus Media, Inc.
4.25% due 12/23/20		1,386,922	1,158,080
MergerMarket Ltd.
4.50% due 02/04/21		1,182,990	1,153,415
Mitel Networks Corp.
5.50% due 04/29/22		897,750	890,460
Liberty Cablevision of Puerto Rico LLC
4.50% due 01/07/22		600,000	580,878
Internet Brands
4.75% due 07/08/21		268,144	265,127
Total Communications			54,790,581

Financial - 1.3%
Intertrust Group
4.42% due 04/16/21		4,760,000	4,745,719
8.00% due 04/16/22		1,900,000	1,895,250
Lineage Logistics LLC
4.50% due 04/07/21		6,000,081	5,767,577
USI Holdings Corp.
4.25% due 12/27/19		4,415,468	4,363,940
AssuredPartners
5.00% due 04/02/21		3,966,223	3,956,307
7.75% due 04/02/22		199,500	201,246
National Financial Partners Corp.
4.50% due 07/01/20		4,218,687	4,144,860
Alliant Holdings I L.P.
4.50% due 08/12/22		3,790,500	3,736,031
Magic Newco, LLC
5.00% due 12/12/18		3,371,871	3,371,871
Hyperion Insurance
5.50% due 04/29/22		3,283,500	3,279,396
York Risk Services
4.75% due 10/01/21		3,072,227	2,942,948
Expert Global Solutions
8.50% due 04/03/18		2,152,660	2,125,752
Ryan LLC
6.75% due 08/07/20		1,728,125	1,704,363
American Stock Transfer & Trust
5.75% due 06/26/20		1,578,308	1,561,862
Acrisure LLC
5.25% due 05/19/22		1,300,000	1,257,750
Genex Services, Inc.
5.25% due 05/28/21		990,492	988,016
HDV Holdings
5.75% due 09/17/20[2]		786,050	778,976
HUB International Ltd.
4.00% due 10/02/20		793,955	774,852
Cunningham Lindsey U.S., Inc.
5.00% due 12/10/19[2]		667,031	543,630
9.25% due 06/10/20[2]		116,932	87,699
Total Financial			48,228,045

Basic Materials - 0.4%
Atkore International, Inc.
4.50% due 04/09/21		1,975,000	1,881,188
7.75% due 10/08/21[2]		850,000	780,938
Ennis-Flint
4.25% due 03/31/21[2]		1,970,000	1,925,675
7.75% due 09/30/21[2]		550,000	511,500
Noranda Aluminum Acquisition Corp.
5.75% due 02/28/19		3,364,927	2,269,239
Zep, Inc.
5.75% due 06/27/22		1,995,000	1,990,012
Trinseo Materials Operating S.C.A.
4.25% due 11/05/21		1,147,125	1,136,606
Chromaflo Technologies
4.50% due 12/02/19		1,070,796	1,030,641
Orica Chemicals
7.25% due 02/28/22		995,000	990,025
Royal Adhesives And Sealants
4.50% due 06/19/22		800,000	795,400
Hoffmaster Group, Inc.
5.25% due 05/08/20		496,231	494,063

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 37

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2015
MACRO OPPORTUNITIES FUND

	Face Amount	Value

4.91% due 05/09/19[2]	$142,857	$130,851
Total Basic Materials		13,936,138

Utilities - 0.3%
Veresen Midstream LP
5.25% due 03/31/22	3,059,625	3,036,677
Terraform AP Acquisition Holdings LLC
5.00% due 06/26/22	2,992,500	2,902,725
Osmose Utility Services, Inc.
6.00% due 08/18/22	1,650,000	1,645,364
Panda Temple II Power
7.25% due 04/03/19	1,000,000	885,000
Texas Competitive Electric Holdings Company LLC
3.75% due 05/05/16	883,663	882,780
Stonewall (Green Energy)
6.50% due 11/12/21	500,000	491,250
Total Utilities		9,843,796

Energy - 0.1%
Cactus Wellhead
7.00% due 07/31/20	1,485,000	1,113,751
PSS Companies
5.50% due 01/28/20	863,781	742,851
FTS International
5.75% due 04/16/21	2,382,727	721,966
Total Energy		2,578,568
Total Senior Floating Rate Interests
(Cost $606,672,312)		593,843,210

CORPORATE BONDS††,10 - 15.5%
Financial - 7.1%
Citigroup, Inc.
5.95%[3,4]	26,309,000	25,373,939
5.87%[3,4]	16,580,000	16,289,850
5.80%[3,4]	9,281,000	9,134,824
6.30%[3,4]	8,000,000	7,697,200
Bank of America Corp.
6.25%[3,4,11]	21,150,000	20,674,124
6.10%[3,4]	17,000,000	16,575,000
5.12%[3,4,11]	14,200,000	13,862,750
SunTrust Banks, Inc.
5.63%[3,4,11]	29,000,000	29,000,000
JPMorgan Chase & Co.
5.00%[3,4,11]	20,490,000	19,926,525
5.30%[3,4]	1,250,000	1,228,125
Goldman Sachs Group, Inc.
5.38%[3,4,11]	15,200,000	14,848,500
HSBC Holdings plc
5.63%[3,4]	8,850,000	8,518,125
6.37%[3,4,11]	4,350,000	4,155,938
Jefferies Finance LLC / JFIN Company-Issuer Corp.
7.38% due 04/01/20[7,11]	5,575,000	5,373,185
7.50% due 04/15/21[7]	5,550,000	5,189,250
6.88% due 04/15/22[7,11]	1,100,000	1,001,000
Fifth Third Bancorp
5.10%[3,4]	9,557,000	8,744,655
4.90%[3,4]	3,000,000	2,812,500
Morgan Stanley
5.55%[3,4]	11,700,000	11,524,500
Oxford Finance LLC / Oxford Finance Company-Issuer, Inc.
7.25% due 01/15/18[7]	7,926,000	8,064,705
CIC Receivables Master Trust
4.89% due 10/07/21†††,2	6,500,000	6,536,920
Customers Bank
6.13% due 06/26/29[3,13]	6,000,000	6,060,000
CCR Incorporated MT100 Payment Rights Master Trust
0.64% due 07/10/17[3]	5,935,881	5,841,500
Citizens Financial Group, Inc.
5.50%[3,4,7]	5,000,000	4,875,000
Barclays plc
8.25% due 12/29/49[3,4]	3,150,000	3,280,873
Univest Corporation of Pennsylvania
5.10% due 03/30/25[2,3]	2,500,000	2,518,750
Kennedy-Wilson, Inc.
5.88% due 04/01/24	2,050,000	2,003,875

38 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2015
MACRO OPPORTUNITIES FUND

	Face Amount	Value

Jefferies LoanCore LLC / JLC Finance Corp.
6.87% due 06/01/20[7]	$1,700,000	$1,623,500
National Financial Partners Corp.
9.00% due 07/15/21[7]	1,501,000	1,448,465
Prosight Global Inc.
7.50% due 11/26/20†††,2	850,000	892,322
Garanti Diversified Payment Rights Finance Co.
0.47% due 07/09/17[3]	208,000	202,634
Total Financial		265,278,534

Technology - 1.4%
Hewlett Packard Enterprise Co.
4.90% due 10/15/25	19,700,000	19,645,825
4.40% due 10/15/22	15,800,000	15,610,716
Infor US, Inc.
6.50% due 05/15/22	5,270,000	4,835,225
5.75% due 08/15/20[7]	1,250,000	1,243,750
Micron Technology, Inc.
5.25% due 08/01/23	6,100,000	5,610,780
Epicor Software
9.24% due 06/21/23†††	1,850,000	1,794,500
First Data Corp.
8.75% due 01/15/22[7]	1,250,000	1,306,250
Total Technology		50,047,046

Communications - 1.2%
MDC Partners, Inc.
6.75% due 04/01/20[7,11]	9,200,000	9,085,000
Zayo Group LLC / Zayo Capital, Inc.
6.00% due 04/01/23	7,500,000	7,275,000
6.38% due 05/15/25	1,000,000	960,000
Avaya, Inc.
7.00% due 04/01/19[7,11]	9,505,000	7,532,713
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance
9.75% due 04/01/21[11]	5,350,000	5,844,875
Sprint Communications, Inc.
9.00% due 11/15/18[7]	3,000,000	3,147,900
7.00% due 03/01/20[7]	2,597,000	2,597,000
DISH DBS Corp.
5.87% due 11/15/24	2,400,000	2,038,500
5.88% due 07/15/22	1,000,000	885,000
TIBCO Software, Inc.
11.38% due 12/01/21[7]	2,050,000	2,044,875
Neptune Finco Corp.
6.63% due 10/15/25[7]	2,000,000	2,010,000
CenturyLink, Inc.
5.63% due 04/01/25	1,150,000	914,250
Total Communications		44,335,113

Energy - 1.1%
ContourGlobal Power Holdings S.A.
7.13% due 06/01/19[7,11]	10,800,000	10,828,079
Exterran Holdings, Inc.
7.25% due 12/01/18[11]	6,432,000	6,303,360
BreitBurn Energy Partners Limited Partnership / BreitBurn Finance Corp.
9.25% due 05/18/20†††,2	5,037,000	4,608,855
Gibson Energy, Inc.
6.75% due 07/15/21[7,11]	4,590,000	4,412,138
CONSOL Energy, Inc.
8.00% due 04/01/23[7,11]	5,950,000	4,250,680
Atlas Energy Holdings Operating Company LLC / Atlas Resource Finance Corp.
9.25% due 08/15/21[2,11]	3,860,000	1,621,200
7.75% due 01/15/21[2,11]	1,350,000	567,000
Unit Corp.
6.63% due 05/15/21	2,100,000	1,722,000
EP Energy LLC / Everest Acquisition Finance, Inc.
9.38% due 05/01/20	1,850,000	1,591,000
Schahin II Finance Company SPV Ltd.
5.88% due 09/25/22[13]	7,557,400	1,587,054

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 39

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2015
MACRO OPPORTUNITIES FUND

	Face Amount		Value

Ultra Resources, Inc.
4.51% due 10/12/20†††,2		$1,500,000	$1,088,595
Sunoco Limited Partnership / Sunoco Finance Corp.
6.38% due 04/01/23		560,000	546,000
IronGate Energy Services LLC
11.00% due 07/01/18[13]		600,000	381,000
Total Energy			39,506,961

Industrial - 1.1%
Quality Distribution LLC / QD Capital Corp.
9.88% due 11/01/18		9,551,000	9,842,306
StandardAero Aviation Holdings, Inc.
10.00% due 07/15/23[7]		5,450,000	5,395,500
Dynagas LNG Partners Limited Partnership / Dynagas Finance, Inc.
6.25% due 10/30/19[2]		5,950,000	4,938,500
Interoute Finco plc
7.38% due 10/15/20	EUR	4,250,000	4,690,697
Reynolds Group Issuer Incorporated / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu
7.88% due 08/15/19[11]		3,900,000	4,056,000
CEVA Group plc
7.00% due 03/01/21[7]		2,425,000	2,146,125
Skyway Concession Company LLC
0.71% due 06/30/26[3,7,11]		2,500,000	2,031,250
Princess Juliana International Airport Operating Company N.V.
5.50% due 12/20/27[7]		1,875,400	1,866,023
LMI Aerospace, Inc.
7.38% due 07/15/19		1,100,000	1,061,500
Building Materials Corporation of America
6.00% due 10/15/25[7]		1,000,000	1,010,000
SBM Baleia Azul
5.50% due 09/15/27†††,2		955,350	715,939
Unifrax I LLC / Unifrax Holding Co.
7.50% due 02/15/19[7]		500,000	490,000
Novelis, Inc.
8.38% due 12/15/17		450,000	436,500
Total Industrial			38,680,340

Consumer, Non-cyclical - 1.0%
Vector Group Ltd.
7.75% due 02/15/21		17,210,000	18,197,423
Bumble Bee Holdings, Inc.
9.00% due 12/15/17[7]		10,637,000	10,849,740
Tenet Healthcare Corp.
3.84% due 06/15/20[3]		4,900,000	4,866,313
Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc.
7.88% due 10/01/22[7,11]		2,000,000	1,950,000
KeHE Distributors LLC / KeHE Finance Corp.
7.63% due 08/15/21[7]		1,125,000	1,181,250
Jaguar Holding Company II / Pharmaceutical Product Development LLC
6.38% due 08/01/23[7]		880,000	855,800
Total Consumer, Non-cyclical			37,900,526

Diversified - 0.7%
HRG Group, Inc.
7.88% due 07/15/19[11]		18,571,000	19,267,412
Opal Acquisition, Inc.
8.88% due 12/15/21[7]		7,730,000	7,275,863
Total Diversified			26,543,275

Consumer, Cyclical - 0.7%
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.
5.50% due 03/01/25[7]		10,400,000	8,917,999

40 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2015
MACRO OPPORTUNITIES FUND

	Face Amount	Value

Ferrellgas Limited Partnership / Ferrellgas Finance Corp.
6.75% due 06/15/23[11]	$5,500,000	$5,005,000
WMG Acquisition Corp.
6.75% due 04/15/22[7,11]	4,925,000	4,629,500
Checkers Drive-In Restaurants, Inc.
11.00% due 12/01/17[7]	2,800,000	2,975,000
Seminole Hard Rock Entertainment Incorporated / Seminole Hard Rock International LLC
5.87% due 05/15/21[7]	1,550,000	1,526,750
AmeriGas Finance LLC / AmeriGas Finance Corp.
6.75% due 05/20/20	750,000	759,375
Carrols Restaurant Group, Inc.
8.00% due 05/01/22	500,000	526,250
Nathan’s Famous, Inc.
10.00% due 03/15/20[7]	500,000	523,750
PF Chang’s China Bistro, Inc.
10.25% due 06/30/20[7]	465,000	452,213
Total Consumer, Cyclical		25,315,837

Basic Materials - 0.7%
Yamana Gold, Inc.
4.95% due 07/15/24	8,950,000	7,997,183
Newcrest Finance Pty Ltd.
4.20% due 10/01/22[7]	8,850,000	7,762,220
TPC Group, Inc.
8.75% due 12/15/20[7]	5,190,000	4,437,450
Eldorado Gold Corp.
6.13% due 12/15/20[7,11]	4,920,000	4,280,400
Mirabela Nickel Ltd.
9.50% due 06/24/19†††,2	1,718,303	532,674
1.00% due 09/10/44†††,2	37,690	—
Total Basic Materials		25,009,927

Utilities - 0.5%
AES Corp.
3.32% due 06/01/19[3,11]	11,532,000	10,955,400
4.88% due 05/15/23	3,000,000	2,632,500
AmeriGas Partners, LP / AmeriGas Finance Corp.
6.50% due 05/20/21	2,830,000	2,844,150
Terraform Global Operating LLC
9.75% due 08/15/22[7]	2,700,000	2,166,750
FPL Energy National Wind LLC
5.61% due 03/10/24[13]	45,894	45,894
Total Utilities		18,644,694
Total Corporate Bonds
(Cost $599,291,810)		571,262,253

FOREIGN GOVERNMENT BONDS†† - 1.7%
Kenya Government International Bond
6.87% due 06/24/24[7]	36,210,000	32,806,260
Dominican Republic International Bond
6.85% due 01/27/45[7,11]	30,400,000	29,260,000
Total Foreign Government Bonds
(Cost $68,169,134)		62,066,260

MUNICIPAL BONDS†† - 0.1%
Puerto Rico - 0.1%
Puerto Rico Electric Power Authority Revenue Bonds
0.74% due 07/01/29[2,3]	4,000,000	2,901,200

California - 0.0%
Stockton Public Financing Authority Revenue Bonds
7.94% due 10/01/38[11]	2,000,000	2,246,120
Total Municipal Bonds
(Cost $5,138,754)		5,147,320

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 41

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2015
MACRO OPPORTUNITIES FUND

	Face Amount	Value

SENIOR FIXED RATE INTERESTS†† - 0.1%
Communications - 0.1%
Lions Gate Entertainment Corp.
5.00% due 03/17/22	$2,110,000	$2,112,637

Financial - 0.0%
Magic Newco, LLC
12.00% due 06/12/19	1,075,000	1,166,375

Consumer, Cyclical - 0.0%
CKX Entertainment, Inc.
11.00% due 06/21/17†††,2	43,475	19,999
Total Senior Fixed Rate Interests
(Cost $3,354,427)		3,299,011

REPURCHASE AGREEMENTS††,12 - 1.9%
Jefferies & Company, Inc.
issued 09/15/15 at 3.21% due 10/13/15	20,506,000	20,506,000
issued 08/26/15 at 3.20% due 10/01/15	9,013,000	9,013,000
issued 09/18/15 at 3.21% due 10/22/15	9,008,000	9,008,000
issued 09/29/15 at 3.19% due 11/02/15	8,836,000	8,836,000
issued 09/08/15 at 2.70% due 10/15/15	4,620,000	4,620,000
issued 09/03/15 at 3.20% due 10/07/15	2,705,000	2,705,000
issued 09/25/15 at 2.69% due 11/03/15	612,000	612,000
issued 08/10/15 at 1.69% open maturity	381,000	381,000
issued 09/29/15 at 2.69% due 11/02/15	327,000	327,000
issued 09/15/15 at 2.71% due 10/13/15	38,000	38,000
Barclays
issued 08/13/15 at (0.35)% open maturity	6,441,093	6,441,093
issued 08/28/15 at (0.10)% open maturity	3,626,775	3,626,775
issued 06/01/15 at (0.10)% open maturity	741,000	741,000
issued 05/21/15 at (0.10)% open maturity	711,389	711,389
issued 07/30/15 at (0.75)% open maturity	223,563	223,563
issued 07/29/15 at (0.75)% open maturity	216,563	216,563
issued 05/28/15 at (0.10)% open maturity	186,000	186,000
Total Repurchase Agreements
(Cost $68,192,383)		68,192,383

	Contracts

OPTIONS PURCHASED†,10 - 0.5%
Call options on:
SPDR Gold Shares Expiring September 2016 with strike price of $116.00	10,345	4,706,974
iShares 7-10 Year Treasury Bond ETF Expiring December 2015 with strike price of $106.00	15,513	3,025,035

	Notional

USD / CNH Expiring August 2016 with strike price of $6.66†††	$78,400,000	1,559,141
USD / TWD Expiring September 2016 with strike price of $32.48†††	39,400,000	1,522,377
USD / SAR Expiring August 2016 with strike price of $3.78†††	78,400,000	568,322

42 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2015
MACRO OPPORTUNITIES FUND

	Notional	Value

U.S. Dollar/U.A.E. Dirham Expiring February 2016 with strike price of $3.68†††	$223,500,000	$324,075
U.S. Dollar/U.A.E. Dirham Expiring February 2016 with strike price of $3.68†††	74,500,000	104,971
Total Call options		11,810,895

Contracts

Put options on:
S&P 500 Index Expiring December 2015 with strike price of $1,965.00	594	5,256,899

	Notional

EUR / DKK Expiring September 2016 with strike price of $7.45†††	$118,700,000	854,047
Total Put options		6,110,946
Total Options Purchased
(Cost $18,783,652)		17,921,841

Total Investments - 106.5%
(Cost $3,993,616,513)		$3,918,755,997

	Shares

COMMON STOCKS SOLD SHORT† - (2.3)%
Energy - (0.0)%
First Solar, Inc.*	7,605	(325,114)

Diversified - (0.0)%
Leucadia National Corp.	31,194	(631,990)

Utilities - (0.1)%
FirstEnergy Corp.	11,307	(354,022)
Dominion Resources, Inc.	5,149	(362,387)
SCANA Corp.	6,880	(387,069)
Sempra Energy	5,328	(515,324)
Total Utilities		(1,618,802)

Consumer, Non-cyclical - (0.1)%
Insperity, Inc.	1,796	(78,898)
Campbell Soup Co.	3,556	(180,218)
Mondelez International, Inc. — Class A	4,314	(180,627)
Hershey Co.	1,977	(181,647)
Kindred Healthcare, Inc.	17,656	(278,082)
ExamWorks Group, Inc.*	10,172	(297,429)
Sotheby’s	10,319	(330,002)
ABIOMED, Inc.*	3,699	(343,119)
MasterCard, Inc. — Class A	3,893	(350,837)
Total Consumer, Non-cyclical		(2,220,859)

Communications - (0.1)%
Marketo, Inc.*	4,147	(117,858)
Zendesk, Inc.*	6,878	(135,565)
Infoblox, Inc.*	8,531	(136,325)
Yahoo!, Inc.*	13,814	(399,363)
ViaSat, Inc.*	8,187	(526,342)
Anixter International, Inc.*	9,921	(573,235)
Facebook, Inc. — Class A*	6,639	(596,846)
Amazon.com, Inc.*	1,207	(617,851)
Motorola Solutions, Inc.	15,178	(1,037,872)
Total Communications		(4,141,257)

Technology - (0.1)%
Benefitfocus, Inc.*	1,083	(33,844)
RealPage, Inc.*	4,244	(70,535)
HubSpot, Inc.*	1,874	(86,897)
Workday, Inc. — Class A*	1,271	(87,521)
Pegasystems, Inc.	3,858	(94,945)
Callidus Software, Inc.*	8,212	(139,522)
Cornerstone OnDemand, Inc.*	4,350	(143,550)
Cvent, Inc.*	4,357	(146,657)
Demandware, Inc.*	2,942	(152,043)
Kulicke & Soffa Industries, Inc.*	35,329	(324,320)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 43

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2015
MACRO OPPORTUNITIES FUND

	Shares	Value

Electronics for Imaging, Inc.*	8,189	$(354,420)
Western Digital Corp.	4,473	(355,335)
Cognizant Technology Solutions Corp. — Class A*	5,749	(359,945)
Adobe Systems, Inc.*	4,620	(379,856)
Xilinx, Inc.	11,349	(481,198)
IPG Photonics Corp.*	6,344	(481,954)
Ultimate Software Group, Inc.*	2,934	(525,215)
Cree, Inc.*	28,007	(678,610)
Total Technology		(4,896,367)

Basic Materials - (0.3)%
Allegheny Technologies, Inc.	19,213	(272,440)
PPG Industries, Inc.	3,814	(334,450)
International Flavors & Fragrances, Inc.	3,261	(336,731)
HB Fuller Co.	10,065	(341,606)
Worthington Industries, Inc.	14,654	(388,038)
United States Steel Corp.	37,341	(389,093)
Balchem Corp.	6,512	(395,734)
Commercial Metals Co.	30,712	(416,148)
Valspar Corp.	5,809	(417,551)
Sherwin-Williams Co.	2,030	(452,243)
Carpenter Technology Corp.	16,190	(481,976)
Compass Minerals International, Inc.	6,409	(502,273)
Clearwater Paper Corp.*	10,691	(505,043)
Sensient Technologies Corp.	9,460	(579,898)
Ashland, Inc.	5,884	(592,048)
CF Industries Holdings, Inc.	13,404	(601,840)
Praxair, Inc.	5,959	(606,984)
Stillwater Mining Co.*	59,688	(616,577)
Airgas, Inc.	7,223	(645,231)
Ecolab, Inc.	5,985	(656,674)
Royal Gold, Inc.	16,853	(791,754)
Air Products & Chemicals, Inc.	7,127	(909,262)
Total Basic Materials		(11,233,594)

Industrial - (0.3)%
Bemis Company, Inc.	8,473	(335,277)
Garmin Ltd.	9,573	(343,479)
Headwaters, Inc.*	18,297	(343,984)
KBR, Inc.	21,554	(359,090)
Greif, Inc. — Class A	12,594	(401,875)
FARO Technologies, Inc.*	12,418	(434,630)
National Instruments Corp.	17,794	(494,495)
Eagle Materials, Inc.	7,737	(529,366)
Itron, Inc.*	18,583	(592,984)
Vulcan Materials Co.	8,618	(768,726)
Martin Marietta Materials, Inc.	5,324	(808,981)
Louisiana-Pacific Corp.*	72,379	(1,030,677)
Con-way, Inc.	114,678	(5,441,471)
Total Industrial		(11,885,035)

Consumer, Cyclical - (0.5)%
Big 5 Sporting Goods Corp.	5,521	(57,308)
Hibbett Sports, Inc.*	2,602	(91,096)
Party City Holdco, Inc.*	5,754	(91,891)
Ulta Salon Cosmetics & Fragrance, Inc.*	569	(92,946)
Dick’s Sporting Goods, Inc.	1,939	(96,194)
Tractor Supply Co.	1,152	(97,137)
Finish Line, Inc. — Class A	13,682	(264,063)
Men’s Wearhouse, Inc.	7,391	(314,265)
Wynn Resorts Ltd.	6,232	(331,044)
MDC Holdings, Inc.	12,713	(332,826)
American Eagle Outfitters, Inc.	21,469	(335,560)
Crocs, Inc.*	25,972	(335,688)
Mohawk Industries, Inc.*	1,860	(338,129)
Mattel, Inc.	16,083	(338,708)
KB Home	25,355	(343,560)
Nordstrom, Inc.	4,887	(350,447)

44 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2015
MACRO OPPORTUNITIES FUND

	Shares	Value

Brunswick Corp.	7,385	$(353,668)
Tempur Sealy International, Inc.*	4,990	(356,436)
Chipotle Mexican Grill, Inc. — Class A*	497	(357,964)
American Airlines Group, Inc.	9,284	(360,498)
Papa John’s International, Inc.	5,285	(361,917)
Darden Restaurants, Inc.	5,288	(362,440)
Carnival Corp.	7,299	(362,760)
Popeyes Louisiana Kitchen, Inc.*	6,485	(365,495)
Starwood Hotels & Resorts Worldwide, Inc.	5,549	(368,898)
Texas Roadhouse, Inc. — Class A	9,975	(371,070)
Kate Spade & Co.*	19,655	(375,608)
Lennar Corp. — Class A	8,080	(388,890)
Panera Bread Co. — Class A*	2,022	(391,075)
Advance Auto Parts, Inc.	2,073	(392,896)
LKQ Corp.*	14,063	(398,827)
Domino’s Pizza, Inc.	3,905	(421,388)
Lithia Motors, Inc. — Class A	4,147	(448,332)
Cabela’s, Inc.*	10,324	(470,774)
Buffalo Wild Wings, Inc.*	2,463	(476,417)
Under Armour, Inc. — Class A*	5,215	(504,708)
General Motors Co.	18,639	(559,543)
Royal Caribbean Cruises Ltd.	8,116	(723,054)
PulteGroup, Inc.	45,334	(855,452)
Signet Jewelers Ltd.	6,860	(933,852)
Total Consumer, Cyclical		(14,772,824)

Financial - (0.8)%
WageWorks, Inc.*	2,364	(106,569)
American International Group, Inc.	6,042	(343,306)
Aon plc	3,895	(345,136)
Marsh & McLennan Companies, Inc.	6,707	(350,240)
Visa, Inc. — Class A	5,044	(351,365)
U.S. Bancorp	8,578	(351,784)
Brown & Brown, Inc.	11,721	(362,999)
ProAssurance Corp.	7,484	(367,240)
Kemper Corp.	10,411	(368,237)
Equity One, Inc.	15,213	(370,284)
Tanger Factory Outlet Centers, Inc.	11,342	(373,946)
National Retail Properties, Inc.	10,314	(374,089)
Signature Bank*	2,720	(374,163)
Realty Income REIT Corp.	7,947	(376,608)
Kimco Realty REIT Corp.	15,437	(377,126)
Bank of the Ozarks, Inc.	8,643	(378,218)
Post Properties, Inc.	6,507	(379,293)
Regency Centers Corp.	6,106	(379,488)
Healthcare Realty Trust, Inc.	15,660	(389,151)
UDR, Inc.	11,289	(389,245)
T. Rowe Price Group, Inc.	5,725	(397,888)
Plum Creek Timber Company REIT, Inc.	10,072	(397,945)
Acadia Realty Trust	13,794	(414,786)
Welltower REIT, Inc.	6,130	(415,124)
Potlatch Corp.	14,479	(416,850)
Ventas REIT, Inc.	7,579	(424,879)
Simon Property Group REIT, Inc.	2,313	(424,944)
HCP REIT, Inc.	11,765	(438,246)
People’s United Financial, Inc.	28,084	(441,761)
SVB Financial Group*	3,886	(448,988)
Public Storage REIT	2,128	(450,349)
CBOE Holdings, Inc.	6,895	(462,517)
Cousins Properties, Inc.	50,415	(464,826)
Camden Property Trust	6,397	(472,738)
Kilroy Realty Corp.	7,506	(489,091)
Federal Realty Investment Trust	3,826	(522,058)
Arthur J Gallagher & Co.	12,746	(526,155)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 45

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2015
MACRO OPPORTUNITIES FUND

	Shares	Value

Valley National Bancorp	55,338	$(544,526)
Morgan Stanley	17,483	(550,715)
Nasdaq, Inc.	10,671	(569,084)
Old Republic International Corp.	36,676	(573,613)
Bank of America Corp.	37,796	(588,862)
Essex Property Trust REIT, Inc.	2,656	(593,404)
Goldman Sachs Group, Inc.	3,474	(603,642)
American Tower REIT Corp. — Class A	7,399	(650,964)
General Growth Properties REIT, Inc.	26,708	(693,607)
Intercontinental Exchange, Inc.	2,960	(695,570)
Crown Castle International REIT Corp.	8,862	(698,946)
Assurant, Inc.	8,894	(702,715)
CME Group, Inc. — Class A	8,728	(809,435)
SunTrust Banks, Inc.	21,489	(821,739)
SL Green Realty REIT Corp.	8,093	(875,339)
ProLogis REIT, Inc.	29,257	(1,138,097)
Loews Corp.	35,136	(1,269,815)
Total Financial		(27,097,705)
Total Common Stock Sold Short
(Proceeds $82,281,927)		(78,823,547)

EXCHANGE-TRADED FUNDS SOLD SHORT† - (0.0)%
SPDR S&P Biotech ETF	7,671	(477,520)
Total Exchange-Traded Funds Sold Short
(Proceeds $593,819)		(477,520)

CLOSED-END FUNDS SOLD SHORT† - (0.0)%
Herzfeld Caribbean Basin Fund, Inc.	62,345	(437,038)
Total Closed-End Funds Sold Short
(Proceeds $640,982)		(437,038)

	Face Amount

CORPORATE BONDS SOLD SHORT†† - (0.1)%
Boxer Parent Company, Inc.
9.00% due 10/15/19	$700,000	(497,000)
BMC Software Finance, Inc.
8.13% due 07/15/21	1,761,000	(1,423,108)
Marathon Oil Corp.
2.80% due 11/01/22	3,980,000	(3,562,020)
Total Corporate Bonds Sold Short
(Proceeds $5,628,089)		(5,482,128)
Total Securities Sold Short - (2.4)%
(Proceeds $89,144,817)		(85,220,233)

	Contracts

OPTIONS WRITTEN† - (0.1)%
Call options on:
iShares 7-10 Year Treasury Bond ETF Expiring December 2015 with strike price of $111.00	15,513	(620,520)
SPDR Gold Shares Expiring September 2016 with strike price of $132.00	10,345	(2,089,690)
Total Call options		(2,710,210)
Put options on:
S&P 500 Index Expiring December 2015 with strike price of $1,820.00	594	(2,381,940)
Total Options Written
(Premiums received $4,686,805)		(5,092,150)
Other Assets & Liabilities, net - (4.0)%		(148,846,583)
Total Net Assets - 100.0%		$3,679,597,031

46 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2015
MACRO OPPORTUNITIES FUND

	Units	Unrealized Gain (Loss)

OTC CURRENCY SWAP AGREEMENTS††
Bank of America December 2015 U.S. Dollar Index Future Swap, Terminating 12/14/15[14] (Notional Value $71,254,380)	739	$149,721

OTC INTEREST RATE INDEX SWAP AGREEMENTS SOLD SHORT††
Bank of America December 2015 Japan Government Bond 10 Year Future Index Swap, Terminating 12/10/15[15] (Notional Value $364,584,636)	295	$(1,125,924)

OTC EQUITY INDEX SWAP AGREEMENTS††
Bank of America March 2016 S&P 500 Home Building Index Swap, Terminating 03/28/16[16] (Notional Value $10,037,274)	14,782	$32,188
Bank of America January 2016 S&P 500 Home Building Index Swap, Terminating 01/08/16[16] (Notional Value $80,694,737)	118,840	(2,264,380)
Bank of America February 2016 S&P 1500 Education Services Sub- Industry Index Swap, Terminating 01/08/16[17] (Notional Value $10,573,381)	243,458	(1,448,010)
Bank of America January 2016 S&P 1500 Education Services Sub- Industry Index Swap, Terminating 01/08/16[17] (Notional Value $71,204,050)	1,639,513	(8,884,163)
(Total Notional Value $172,509,442)		$(12,564,365)

CENTRALLY CLEARED INTEREST RATE SWAP AGREEMENTS††

Counterparty	Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ Depreciation
Merrill Lynch	Pay	3-Month USD-LIBOR	2.24%	01/15/26	$308,000,000	$4,432,117	$4,432,117
Merrill Lynch	Receive	3-Month USD-LIBOR	2.27%	08/17/25	(3,600,000)	(88,632)	(88,632)
Merrill Lynch	Receive	3-Month USD-LIBOR	2.27%	08/17/25	(3,850,000)	(96,057)	(96,057)
Merrill Lynch	Receive	6-Month EUR-EURIBOR	1.03%	01/15/26	(257,870,000)	(250,706)	(250,706)
Merrill Lynch	Receive	3-Month USD-LIBOR	1.59%	07/20/18	(34,550,000)	(615,681)	(615,681)
Merrill Lynch	Receive	3-Month USD-LIBOR	2.73%	07/20/23	(23,800,000)	(1,660,764)	(1,660,764)
Merrill Lynch	Receive	3-Month USD-LIBOR	1.71%	10/02/22	(14,750,000)	—	—
Merrill Lynch	Receive	3-Month USD-LIBOR	2.01%	10/02/25	(17,650,000)	—	—
							$1,720,277

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 47

CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded)	September 30, 2015
MACRO OPPORTUNITIES FUND

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS††

Counterparty	Contracts to Buy (Sell)	Currency	Settlement Date	Settlement Value	Value at September 30, 2015	Net Unrealized Appreciation/ Depreciation
Bank of America	(10,800,000)	GBP	10/07/15	$16,420,212	$(16,337,356)	$82,856
Bank of America	586,000	AUD	10/07/15	(410,159)	411,127	968
Bank of America	(586,000)	AUD	10/07/15	404,788	(411,127)	(6,339)
Bank of America	(10,500,000)	EUR	10/07/15	11,707,028	(11,735,800)	(28,773)
Bank of America	5,000,000	EUR	10/07/15	(5,663,658)	5,588,476	(75,182)
						$(26,470)

*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	All or a portion of this security is pledged as short security collateral at September 30, 2015.
[2]	Illiquid security.
[3]	Variable rate security. Rate indicated is rate effective at September 30, 2015.
[4]	Perpetual maturity.
[5]	Zero coupon rate security.
[6]	Residual interest.
[7]

Security is a 144A or Section 4(a)(2) security. The total market value of 144A or Section 4(a)(2) securities is $1,785,915,507 (cost $1,831,987,386), or 48.5% of total net assets. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

[8]	Affiliated issuer — See Note 8.
[9]	Security is a step up/step down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity.
[10]	The face amount is denominated in U.S. Dollars unless otherwise indicated.
[11]	Security or a portion thereof is held as collateral for reverse repurchase agreements — See Note 12.
[12]	Repurchase Agreements — See Note 11.
[13]

Security is a 144A or Section 4(a)(2) security. These securities are considered illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $9,266,463 (cost $14,309,365), or 0.3% of total net assets — See Note 13.

[14]	Total return based on U.S. Dollar Index +/- financing at a variable rate.
[15]	Total return based on Japan Government Bond 10 Year Future Index +/- financing at a variable rate.
[16]	Total return based on S&P 500 Home Building Index +/- financing at a variable rate.
[17]	Total return based on S&P 1500 Education Services Sub-Industry Index +/- financing at a variable rate.
[18]	Rate indicated is the 7 day yield as of September 30, 2015.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

48 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
MACRO OPPORTUNITIES FUND

September 30, 2015

Assets:
Investments in unaffiliated issuers, at value (cost $3,581,152,767)	$3,507,405,718
Investments in affiliated issuers, at value (cost $344,271,363)	343,157,896
Repurchase agreements, at value (cost $68,192,383)	68,192,383
Total investments (cost $3,993,616,513)	3,918,755,997
Foreign currency, at value (cost $2,330,047)	2,329,894
Cash	56,301,735
Segregated cash with broker	51,957,712
Unrealized appreciation on swap agreements	4,614,026
Unrealized appreciation on forward foreign currency exchange contracts	83,824
Prepaid expenses	238,629
Receivables:
Securities sold	9,390,181
Interest	17,710,226
Fund shares sold	11,936,006
Dividends	398,587
Foreign tax reclaims	20,584
Total assets	4,073,737,401

Liabilities:
Reverse Repurchase Agreements	156,490,801
Securities sold short, at value (proceeds $89,144,817)	85,220,233
Unrealized depreciation on swap agreements	16,434,317
Options written, at value (premiums received $4,686,805)	5,092,150
Segregated cash from broker	2,822,293
Unfunded loan commitments, at value (Note 9) (proceeds $2,902,776)	2,241,241
Unrealized depreciation on forward foreign currency exchange contracts	110,294
Payable for:
Securities purchased	109,906,311
Fund shares redeemed	10,416,303
Distributions to shareholders	1,829,934
Management fees	1,763,950
Distribution and service fees	494,258
Fund accounting/administration fees	285,491
Transfer agent/maintenance fees	53,276
Trustees’ fees*	4,580
Miscellaneous	974,938
Total liabilities	394,140,370
Net assets	$3,679,597,031

Net assets consist of:
Paid in capital	$3,808,206,945
Distributions in excess of net investment income	(11,576,626)
Accumulated net realized loss on investments	(34,600,254)
Net unrealized depreciation on investments	(82,433,034)
Net assets	$3,679,597,031

A-Class:
Net assets	$844,522,819
Capital shares outstanding	32,398,227
Net asset value per share	$26.07
Maximum offering price per share (Net asset value divided by 95.25%)	$27.37

C-Class:
Net assets	$374,633,184
Capital shares outstanding	14,383,489
Net asset value per share	$26.05

P-Class:
Net assets	$63,819,282
Capital shares outstanding	2,448,186
Net asset value per share	$26.07

Institutional Class:
Net assets	$2,396,621,746
Capital shares outstanding	91,832,809
Net asset value per share	$26.10

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 49

CONSOLIDATED STATEMENT OF OPERATIONS
MACRO OPPORTUNITIES FUND

Year Ended September 30, 2015

Investment Income:
Interest (net of foreign withholding tax of $6,383)	$131,072,866
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $651)	7,757,474
Dividends from securities of affiliated issuers	2,915,408
Other income	6,687
Total investment income	141,752,435

Expenses:
Management fees	25,098,726
Transfer agent/maintenance fees:
A-Class	848,549
C-Class	270,144
P-Class**	1,553
Institutional Class	764,943
Distribution and service fees:
A-Class	1,834,363
C-Class	3,222,498
P-Class**	26,951
Fund accounting/administration fees	2,678,585
Interest expense	1,495,464
Short sales dividend expense	1,200,338
Prime broker interest expense	583,053
Line of credit fees	274,718
Trustees’ fees*	196,609
Custodian fees	131,833
Tax expense	161
Miscellaneous	977,127
Total expenses	39,605,615
Less:
Expenses waived by Advisor	(2,967,114)
Expenses waived by Transfer Agent:
A-Class	(273,711)
C-Class	(27,195)
P-Class**	(328)
Institutional Class	(764,734)
Total waived expenses	(4,033,082)
Net expenses	35,572,533
Net investment income	106,179,902
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(7,671,047)
Investments in affiliated issuers	12,561
Swap agreements	1,620,041
Foreign currency	(598,238)
Forward currency exchange contracts	16,202,225
Securities sold short	(986,202)
Options purchased	(23,893,505)
Options written	6,054,050
Net realized loss	(9,260,115)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(77,195,266)
Investments in affiliated issuers	(1,822,593)
Securities sold short	3,924,584
Swap agreements	(3,842,109)
Options purchased	5,435,683
Options written	(629,763)
Foreign currency	440,588
Forward foreign currency exchange contracts	(2,168,485)
Net change in unrealized appreciation (depreciation)	(75,857,361)
Net realized and unrealized loss	(85,117,476)
Net increase in net assets resulting from operations	$21,062,426

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
**	Since commencement of operations: May 1, 2015.

50 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
MACRO OPPORTUNITIES FUND

	Year Ended September 30, 2015**	Year Ended September 30, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment income	$106,179,902	$46,716,434
Net realized gain (loss) on investments	(9,260,115)	4,333,637
Net change in unrealized appreciation (depreciation) on investments	(75,857,361)	14,470,302
Net increase in net assets resulting from operations	21,062,426	65,520,373

Distributions to shareholders from:
Net investment income
A-Class	(32,220,860)	(17,086,055)
C-Class	(11,680,427)	(7,695,611)
P-Class*	(440,186)	—
Institutional Class	(82,260,910)	(28,337,889)
Return of capital
A-Class	—	(289,690)
C-Class	—	(132,073)
Institutional Class	—	(511,136)
Total distributions to shareholders	(126,602,383)	(54,052,454)

Capital share transactions:
Proceeds from sale of shares
A-Class	850,080,101	293,031,487
C-Class	190,338,315	122,101,340
P-Class*	65,730,196	—
Institutional Class	2,043,569,550	693,090,752
Distributions reinvested
A-Class	24,525,980	13,577,467
C-Class	9,454,336	6,480,901
P-Class*	440,175	—
Institutional Class	70,225,372	23,567,363
Cost of shares redeemed
A-Class	(361,979,619)	(289,559,280)
C-Class	(62,646,748)	(45,738,386)
P-Class*	(1,207,063)	—
Institutional Class	(563,882,643)	(222,136,368)
Net increase from capital share transactions	2,264,647,952	594,415,276
Net increase in net assets	2,159,107,995	605,883,195

Net assets:
Beginning of year	1,520,489,036	914,605,841
End of year	$3,679,597,031	$1,520,489,036
Distributions in excess of net investment income at end of year	$(11,576,626)	$(7,364,111)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 51

STATEMENTS OF CHANGES IN NET ASSETS (concluded)
MACRO OPPORTUNITIES FUND

	Year Ended September 30, 2015**	Year Ended September 30, 2014
Capital share activity:
Shares sold
A-Class	31,696,780	10,851,399
C-Class	7,105,425	4,522,005
P-Class*	2,477,290	—
Institutional Class	76,252,160	25,608,053
Shares issued from reinvestment of distributions
A-Class	919,487	503,489
C-Class	353,874	240,545
P-Class*	16,755	—
Institutional Class	2,628,280	872,812
Shares redeemed
A-Class	(13,561,866)	(10,733,837)
C-Class	(2,346,202)	(1,696,813)
P-Class*	(45,859)	—
Institutional Class	(21,112,108)	(8,236,308)
Net increase in shares	84,384,016	21,931,345

*	Since commencement of operations: May 1, 2015.
**	Consolidated.

52 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
MACRO OPPORTUNITIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended Sept. 30, 2015[g]	Year Ended Sept. 30, 2014	Year Ended Sept. 30, 2013	Period Ended Sept. 30, 2012[a]
Per Share Data
Net asset value, beginning of period	$26.81	$26.31	$26.53	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.98	1.10	1.37	.99
Net gain (loss) on investments (realized and unrealized)	(.55)	.69	(.04)	1.52
Total from investment operations	.43	1.79	1.33	2.51
Less distributions from:
Net investment income	(1.17)	(1.27)	(1.43)	(.98)
Net realized gains	—	—	(.12)	—
Return of capital	—	(.02)	—	—
Total distributions	(1.17)	(1.29)	(1.55)	(.98)
Net asset value, end of period	$26.07	$26.81	$26.31	$26.53

Total Return[h]	1.59%	6.88%	5.01%	10.19%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$844,523	$357,765	$334,751	$83,081
Ratios to average net assets:
Net investment income (loss)	3.67%	4.08%	5.11%	4.61%
Total expenses[c]	1.52%	1.51%	1.56%	1.61%
Net expenses[d,f]	1.38%	1.36%	1.41%	1.37%
Portfolio turnover rate	40%	54%	84%	46%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 53

FINANCIAL HIGHLIGHTS (continued)
MACRO OPPORTUNITIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended Sept. 30, 2015[g]	Year Ended Sept. 30, 2014	Year Ended Sept. 30, 2013	Period Ended Sept. 30, 2012[a]
Per Share Data
Net asset value, beginning of period	$26.79	$26.29	$26.51	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.78	.90	1.17	.82
Net gain (loss) on investments (realized and unrealized)	(.55)	.69	(.03)	1.53
Total from investment operations	.23	1.59	1.14	2.35
Less distributions from:
Net investment income	(.97)	(1.07)	(1.24)	(.84)
Net realized gains	—	—	(.12)	—
Return of capital	—	(.02)	—	—
Total distributions	(.97)	(1.09)	(1.36)	(.84)
Net asset value, end of period	$26.05	$26.79	$26.29	$26.51

Total Return[h]	0.84%	6.10%	4.26%	9.54%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$374,633	$248,359	$163,129	$32,711
Ratios to average net assets:
Net investment income (loss)	2.90%	3.34%	4.36%	3.83%
Total expenses[c]	2.24%	2.22%	2.29%	2.31%
Net expenses[d,f]	2.13%	2.10%	2.15%	2.11%
Portfolio turnover rate	40%	54%	84%	46%

54 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (continued)
MACRO OPPORTUNITIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Period Ended Sept. 30, 2015[e,g]
Per Share Data
Net asset value, beginning of period	$26.78
Income (loss) from investment operations:
Net investment income (loss)[b]	.37
Net gain (loss) on investments (realized and unrealized)	(.62)
Total from investment operations	(.25)
Less distributions from:
Net investment income	(.46)
Total distributions	(.46)
Net asset value, end of period	$26.07

Total Return[h]	(0.95%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$63,819
Ratios to average net assets:
Net investment income (loss)	3.36%
Total expenses[c]	1.43%
Net expenses[d,f]	1.30%
Portfolio turnover rate	40%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 55

FINANCIAL HIGHLIGHTS (continued)
MACRO OPPORTUNITIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended Sept. 30, 2015[g]	Year Ended Sept. 30, 2014	Year Ended Sept. 30, 2013	Period Ended Sept. 30, 2012[a]
Per Share Data
Net asset value, beginning of period	$26.84	$26.34	$26.56	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	1.06	1.18	1.46	1.12
Net gain (loss) on investments (realized and unrealized)	(.54)	.70	(.04)	1.47
Total from investment operations	.52	1.88	1.42	2.59
Less distributions from:
Net investment income	(1.26)	(1.36)	(1.52)	(1.03)
Net realized gains	—	—	(.12)	—
Return of capital	—	(.02)	—	—
Total distributions	(1.26)	(1.38)	(1.64)	(1.03)
Net asset value, end of period	$26.10	$26.84	$26.34	$26.56

Total Return[h]	1.92%	7.23%	5.35%	10.55%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,396,622	$914,366	$416,727	$106,716
Ratios to average net assets:
Net investment income (loss)	3.97%	4.37%	5.43%	5.22%
Total expenses[c]	1.20%	1.18%	1.23%	1.31%
Net expenses[d,f]	1.05%	1.02%	1.09%	1.06%
Portfolio turnover rate	40%	54%	84%	46%

56 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (concluded)
MACRO OPPORTUNITIES FUND

[a]	Since commencement of operations: November 30, 2011. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers.
[e]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the operating expense ratios for the periods would be:

	09/30/15	09/30/14	09/30/13	09/30/12
A-Class	1.30%	1.27%	1.29%	1.27%
C-Class	2.05%	2.01%	2.02%	2.01%
P-Class	1.21%	N/A	N/A	N/A
Institutional Class	0.97%	0.94%	0.96%	0.95%

[g]	Consolidated.
[h]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 57

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. Organization, Consolidation of Subsidiary and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate Fund. The Trust is authorized to issue an unlimited number of shares. The Trust accounts for the assets of each Fund separately.

The Trust offers a combination of four separate classes of shares, A-Class shares, C-Class shares, P-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%, except for Limited Duration Fund which will not exceed 2.25%. Prior to February 22, 2011, the maximum sales charge was 5.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. B-Class shares previously offered have been converted to A-Class shares effective July 31, 2014 for the Alpha Opportunity Fund, and effective August 8, 2015 for the other funds in the Trust. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares have a minimum initial investment of $2 million and a minimum account balance of $1 million. Institutional Class shares are offered without a front-end sales charge or a CDSC. At September 30, 2015, the Trust consisted of seventeen funds (the “Funds”).

This report covers the Macro Opportunities Fund (the “Fund”), a diversified investment company. Only A-Class, C-Class, P-Class and Institutional Class shares had been issued by the Fund.

Guggenheim Investments (“GI”) provides advisory services, and Rydex Fund Services, LLC (“RFS”) provides transfer agent, administrative and accounting services to the Trust. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI, RFS and GFD are affiliated entities.

58 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Consolidation of Subsidiary

The consolidated financial statements of the Fund includes the accounts of a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”). Significant inter-company accounts and transactions have been eliminated in consolidation for the Fund.

The Fund may invest up to 25% of its total assets in its Subsidiary which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objective and policies.

A summary of the Fund’s investment in its Subsidiary is as follows:

Fund	Commencement Date of Subsidiary	Subsidiary Net Assets at September 30, 2015	% of Net Assets of the Fund at September 30, 2015
Macro Opportunities Fund	01/08/15	$2,674,572	0.07%

Significant Accounting Policies

The Fund operates as an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

A. The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments

THE GUGGENHEIM FUNDS ANNUAL REPORT | 59

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

(the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities or other assets.

Valuations of the Fund’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed and will review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used by, and valuations provided by, the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities such as World Equity Benchmark Shares. In addition, the Board of Trustees has authorized the Valuation Committee and GI to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

60 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Open-end investment companies (“Mutual Funds”) are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds (“ETFs”) and closed-end investment companies (“CEFs”) are valued at the last quoted sales price.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker/dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

Typically loans are valued using information provided by an independent third party pricing service which uses broker quotes in a non-active market.

Listed options are valued at the Official Settlement Price listed by the exchange, usually as of 4:00 p.m. Long options are valued using the bid price and short options are valued using the ask price. In the event that a settlement price is not available, fair valuation is enacted. Over-the-counter options are valued using the average bid price (for long options), or average ask price (for short options) obtained from one or more security dealers.

The value of OTC swap agreements entered into by a Fund are accounted for using the unrealized gain or loss on the agreements that is determined by marking the agreements to the last quoted value of the index that the swap pertains to at the close of the NYSE. The swap’s value is then adjusted to include dividends accrued, and financing charges and/or interest associated with the swap agreements.

The value of interest rate swap agreements entered into by a Fund are accounted for using the unrealized gain or loss on the agreements that is determined using the spread priced off the previous day’s Chicago Mercantile Exchange (“CME”) price.

Investments for which market quotations are not readily available are fair valued as determined in good faith by GI under the direction of the Board of Trustees using methods established or ratified by the Board of Trustees. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of

THE GUGGENHEIM FUNDS ANNUAL REPORT | 61

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

B. Senior loans in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The interest rate indicated is the rate in effect at September 30, 2015.

C. The Fund may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually take delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date.

D. When the Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales.

62 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Fund may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

E. Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to-market daily. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, it realizes a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security purchased by the Fund upon exercise increases by the premium originally paid.

When the Fund writes (sells) an option, an amount equal to the premium received is entered in that Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

F. Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of an agreement or termination of the agreement are recognized as realized gains or losses.

G. Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency. The change in value of the contract is recorded as unrealized appreciation or depreciation until the forward foreign currency contract is closed. When the forward foreign currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

H. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the Fund. Dividend income is recorded on

THE GUGGENHEIM FUNDS ANNUAL REPORT | 63

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized as interest income when received. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

I. The Fund declares dividends from investment income daily. The Fund pays its shareholders from its net investment income monthly and distributes any net capital gains that it has realized, at least annually. Distributions to shareholders are recorded on the ex-dividend date. Dividends are reinvested in additional shares unless shareholders request payment in cash. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes.

J. Interest and dividend income, most expenses, all realized gains and losses, and all unrealized gains and losses are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis upon the respective aggregate net assets of each Fund included in the Trust.

K. Under the fee arrangement with the custodian, the Fund may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits, if any. For the year ended September 30, 2015, there were no earnings credits received.

L. The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

64 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

M. Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

N. The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

2. Financial Instruments and Derivatives

As part of its investment strategy, the Fund utilizes short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Consolidated Financial Statements.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 65

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Short Sales

A short sale is a transaction in which the Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, that Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, that Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Fund may utilize derivatives for the following purposes:

Duration - the use of an instrument to manage the interest rate risk of a portfolio.

Hedge - an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Index Exposure - the use of an instrument to obtain exposure to a listed or other type of index.

Leverage - gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

Speculation - the use of an instrument to express a macro-economic and other investment views.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an

66 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

Options Purchased and Written

A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid. The following table represents the Fund’s use, and volume of call/put options purchased on a quarterly basis:

Fund	Use	Average Number of Contracts
Macro Opportunities Fund	Duration, Hedge, Index exposure	33,370

Fund	Use	Average Notional*
Macro Opportunities Fund	Duration, Hedge, Index exposure	$432,600,000

*	Average Notional relates to currency options.

The risk in writing a call option is that the Fund may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities where the Fund may not be able to enter into a closing transaction because of an illiquid secondary market; or, for OTC options, the Fund may be at risk because of the counterparty’s inability to perform.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 67

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The Fund used written options for Duration, Hedge, and Index exposure. The following table represents the Fund’s volume of options written for the year ended September 30, 2015:

Written Call Options
	Macro Opportunities Fund
	Number of contracts	Premium amount
Balance at September 30, 2014	354	$225,834
Options Written	93,389	8,066,565
Options terminated in closing purchase transactions	—	—
Options expired	(67,885)	(5,505,171)
Options exercised	—	—
Balance at September 30, 2015	25,858	$2,787,228

Written Put Options
	Macro Opportunities Fund
	Number of contracts	Premium amount
Balance at September 30, 2014	—	$—
Options Written	4,512	6,698,311
Options terminated in closing purchase transactions	(2,636)	(3,857,178)
Options expired	(1,282)	(941,556)
Options exercised	—	—
Balance at September 30, 2015	594	$1,899,577

Swaps

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. A fund utilizing OTC swaps bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing. Central clearing generally reduces counterparty credit risk and increases liquidity, but central clearing does not make swap transactions risk-free. Additionally, there is no guarantee that the Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

68 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as index or basket) or a fixed or variable interest rate. Index swaps will usually be computed based on the current index value as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. A fund utilizing a total return index swap bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying index declines in value.

The following table represents the Fund’s use, and volume of total return swaps on a quarterly basis:

		Average Notional

Fund	Use	Long	Short
Macro Opportunities Fund	Index Exposure, Speculation	$153,335,587	$10,318,323

Interest rate swaps involve the exchange by the Fund with another party for its respective commitment to pay or receive interest on a notional amount of principal. Interest rate swaps are generally valued using the closing price from the prior day, subject to an adjustment for the current day’s spreads. Interest rate swaps are generally subject to mandatory central clearing, but central clearing does not make interest rate swap transactions risk free.

The following table represents the Fund’s use, and volume of interest rate swaps on a quarterly basis:

		Average Notional

Fund	Use	Long	Short
Macro Opportunities Fund	Duration, Hedge	$250,750,000	$571,190,834

Currency swaps enable the Fund to gain exposure to currencies in a market without actually possessing a given currency, or to hedge a position. Currency swaps involve the exchange of the principal and interest in one currency for the principal and interest in another currency. As in other types of OTC swaps, the Fund may be at risk due to the counterparty’s inability to perform.

The following table represents the Fund’s use, and volume of currency swaps on a quarterly basis:

Fund	Use	Average Notional
Macro Opportunities Fund	Hedge	$61,640,808

THE GUGGENHEIM FUNDS ANNUAL REPORT | 69

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of forward foreign currency exchange contracts may be cash-settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

The following table represents the Fund’s use, and volume of forward currency exchange contracts on a quarterly basis:

		Average Settlement
Fund	Use	Purchased	Sold
Macro Opportunities Fund	Hedge	$121,574,606	$1,518,454

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of September 30, 2015:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Currency/Interest Rate contracts	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements
	Investments in unaffiliated issuers, at value	Options written, at value
Currency contracts	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts

70 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The following table sets forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at September 30, 2015:

Asset Derivative Investments Value
Fund	Swaps Equity Contracts	Swaps Currency Contracts	Swaps Interest Rate Contracts	Options Purchased Equity Contracts	Options Purchased Interest Rate Contracts	Options Purchased Commodities Contracts	Options Purchased Foreign Currency Contracts	Forward Foreign Currency Exchange Contracts	Total Value at September 30, 2015
Macro Opportunities Fund	$32,188	$149,721	$4,432,117	$5,256,899	$3,025,035	$4,706,974	$4,932,933	$83,824	$22,619,691

Liability Derivative Investments Value
Fund	Swaps Equity Contracts	Swaps Currency Contracts	Swaps Interest Rate Contracts	Options Written Equity Contracts	Options Written Interest Rate Contracts	Options Written Commodities Contracts	Options Written Foreign Currency Contracts	Forward Foreign Currency Exchange Contracts	Total Value at September 30, 2015
Macro Opportunities Fund	$12,596,553	$—	$3,837,764	$2,381,940	$620,520	$2,089,690	$—	$110,294	$21,636,761

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the year ended September 30, 2015:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Currency contracts	Net realized gain (loss) on forward foreign currency exchange contracts
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts
Equity/Currency/Interest Rate/Commodity contracts	Net realized gain (loss) on options purchased
Net change in unrealized appreciation (depreciation) on options purchased
Net realized gain (loss) on options written
Net change in unrealized appreciation (depreciation) on options written
Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

THE GUGGENHEIM FUNDS ANNUAL REPORT | 71

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statement of Operations categorized by primary risk exposure for the year ended September 30, 2015:

Realized Gain (Loss) on Derivative Investments Recognized on the Statement of Operations
Fund	Options Written Equity Contracts	Options Written Interest Rate Contracts	Options Written Commodities Contracts	Options Purchased Equity Contracts	Options Purchased Interest Rate Contracts	Options Purchased Commodities Contracts	Options Purchased Foreign Currency Contracts
Macro Opportunities Fund	$(1,154,174)	$5,279,337	$1,928,887	$3,544,139	$(11,883,961)	$(12,445,625)	$(3,108,058)

Realized Gain (Loss) on Derivative Investments Recognized on the Statement of Operations
Fund	Swaps Equity Contracts	Swaps Currency Contracts	Swaps Interest Rate Contracts	Forward Foreign Currency Exchange Contracts	Total
Macro Opportunities Fund	$(3,217,291)	$4,768,232	$69,100	$16,202,225	$(17,189)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statement of Operations
Fund	Options Written Equity Contracts	Options Written Interest Rate Contracts	Options Written Commodities Contracts	Options Purchased Equity Contracts	Options Purchased Interest Rate Contracts	Options Purchased Commodities Contracts	Options Purchased Foreign Currency Contracts
Macro Opportunities Fund	$(482,362)	$(202,298)	$54,897	$955,152	$1,147,342	$4,900,918	$(1,567,729)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statement of Operations
Fund	Swaps Equity Contracts	Swaps Currency Contracts	Swaps Interest Rate Contracts	Forward Foreign Currency Exchange Contracts	Total
Macro Opportunities Fund	$(6,553,457)	$(456,035)	$3,167,383	$(2,168,485)	$(1,204,674)

72 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

In conjunction with the use of short sales and derivative instruments, the Fund is required to maintain collateral in various forms. The Fund uses, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

3. Fees and Other Transactions with Affiliates

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees calculated at an annualized rate of 0.89% of the average daily net assets of the Fund.

GI has contractually agreed to waive the management fee it receives from the Subsidiary in an amount equal to the management fee paid to GI by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by GI unless GI obtains the prior approval of the Fund’s Board of Trustees for such termination. For the year September 30, 2015, the Fund waived $4,187 related to advisory fees in the Subsidiary.

RFS is paid the following for providing transfer agent services to the Fund. Transfer agent fees are assessed to the applicable class of the Fund.

Annual charge per account	$5.00 – $8.00
Transaction fee	$0.60 – $1.10
Minimum annual charge per Fund†	$25,000
Certain out-of-pocket charges	Varies

†	Not subject to Fund during first twelve months of operations.

RFS also acts as the administrative agent for the Fund, and as such performs administrative functions and the bookkeeping, accounting and pricing functions for the Fund. For these services, RFS receives 0.095% of the average daily net assets of the Fund. The minimum annual charge for administrative fees is $25,000.

RFS engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 73

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The Fund has adopted Distribution Plans related to the offering of A-Class, C-Class and P-Class shares pursuant to Rule 12b-1 under the 1940 Act. The plans provide for payments at an annual rate of 0.25% of the average daily net assets of the Fund’s A-Class and P-Class shares, and 1.00% of the average daily net assets of the Fund’s C-Class shares.

The investment advisory contracts for the following Fund provides that the total expenses be limited to a percentage of average net assets for each class of shares, exclusive of brokerage costs, interest and dividends on securities sold short, expenses of other investment companies in which a Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

	Limit	Effective Date	Contract End Date
Macro Opportunities Fund — A-Class	1.36%	11/30/12	02/01/16
Macro Opportunities Fund — C-Class	2.11%	11/30/12	02/01/16
Macro Opportunities Fund — P-Class*	1.36%	05/01/15	02/01/17
Macro Opportunities Fund — Institutional Class	0.95%	11/30/12	02/01/16

*	Since the commencement of operations: May 1, 2015.

GI is entitled to reimbursement by the Funds for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. At September 30, 2015, the amount of fees waived or expenses reimbursed that are subject to recoupment are presented in the following table:

Fund	Expires 2016	Expires 2017	Expires 2018	Total
Macro Opportunities Fund	$961,870	$1,567,567	$3,347,967	$5,877,404

For the year ended September 30, 2015, no amounts were recouped by GI.

If a Fund invests in an affiliated fund, the investing Fund’s Adviser has agreed to waive fees at the investing fund level. Fee waivers will be calculated at the investing Fund level without regard to any expense cap, if any, in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the year September 30, 2015, the Fund waived $680,928 related to investments in affiliated funds.

For the year ended September 30, 2015, GFD retained sales charges of $660,571 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI, RFS and GFD.

74 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

4. Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2015. See the Schedule of Investments for more details on the classification of securities.

	Level 1 Investments In Securities	Level 2 Investments In Securities	Level 2 Other Financial Instruments*	Level 3 Investments In Securities	Total
Assets
Macro Opportunities Fund	$566,022,230	$3,262,523,254	$4,697,850	$90,210,513	$3,923,453,847

Liabilities
Macro Opportunities Fund	$84,830,255	$5,482,128	$16,544,611	$—	$106,856,994

*	Other financial instruments may include forward foreign currency exchange contracts and/or swaps, which are reported as unrealized gain/loss at period end.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 75

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they may be computed by the Fund’s investment adviser or an affiliate. In any event, values may be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information and analysis. A significant portion of the Fund’s assets and liabilities are categorized as Level 2 or Level 3, as indicated in this report.

Indicative quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may be also used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although indicative quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in an indicative quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly indicative quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

76 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Fund	Category and Subcategory	Ending Balance at 09/30/15	Valuation Technique	Unobservable Inputs
	Investments, at value
Macro Opportunities Fund	Senior Floating Rate Interests	$43,752,468	Monthly Model Priced	Purchase Price
		3,378,375	Option Adjusted Spread off the month end broker mark over the 3 month LIBOR	Indicative Quote
	Total Senior Floating Rate Interests	47,130,843
	Asset-Backed Securities	20,001,559	Option Adjusted Spread off the month end broker mark over the 3 month LIBOR	Indicative Quote
	Corporate Bonds	13,126,692	Option Adjusted Spread off the month end broker mark over the 3 month LIBOR	Indicative Quote
		2,327,174	Monthly Model Priced	Purchase Price
		715,939	Option Adjusted Spread off multiple month end broker marks over the 3 month LIBOR	Indicative Quote
	Total Corporate Bonds	16,169,805
	Options Purchased	4,932,931	Monthly Model Priced	Purchase Price
	Preferred Stock	1,954,881	Monthly Model Priced	Purchase Price
	Senior Fixed Rate Interests	19,999	Option Adjusted Spread off the month end broker mark over the 3 month LIBOR	Indicative Quote

Any remaining Level 3 securities held by the Fund and excluded from the tables above, were not considered material to the Fund.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The Fund recognized transfers between the levels as of the beginning of the period. As of September 30, 2015, the Fund had transfers in/out of Level 3 due to changes in securities valuation method. See the table below for changes to and from Level 2 and Level 3. There were no other securities that transferred between levels.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 77

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets and liabilities for which significant unobservable inputs were used to determine fair value for the year ended September 30, 2015:

LEVEL 3 – Fair value measurement using significant unobservable inputs

	Senior Floating/ Fixed Rate Interests	Common/ Preferred Stocks	Options Purchased	Asset-Backed Securities/ Collateralized Mortgage Obligations	Corporate Bonds	Total
Macro Opportunities Fund
Assets:
Beginning Balance	$8,552,308	$—	$—	$12,653,156	$13,095,759	$34,301,222
Purchases	40,420,322	2,720,351	6,500,660	20,066,731	7,844,407	77,552,472
Sales, maturities and paydowns	(349,617)	—	—	(195,638)	(55,990)	(601,244)
Total realized gains or losses included in earnings	—	—	—	—	—	—
Total change in unrealized gains or losses included in earnings	(464,037)	(1,224,131)	(1,567,729)	130,226	(1,989,782)	(5,115,454)
Transfers into Level 3	4,040,089	459,156	—	240	—	4,499,486
Transfers out of Level 3	(5,048,223)	—	—	(12,653,156)	(2,724,589)	(20,425,968)
Ending Balance	$47,150,842	$1,955,376	$4,932,931	$20,001,559	$16,169,805	$90,210,513
Net Change in unrealized appreciation (depreciation) for investments in securities still held at September 30, 2015	$70,586	$(1,229,073)	$(1,567,729)	$121,598	$(2,041,892)	$(4,646,511)

5. Offsetting

In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

78 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

In order to better define their contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 79

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statement of Assets and Liabilities in conformity with U.S. GAAP.

					Gross Amounts Not Offset in the Statement of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Assets Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Macro Opportunities Fund	Swap agreements	$181,909	$—	$181,909	$181,909	$—	$—
	Forward foreign currency exchange contracts	83,824	—	83,824	83,824	—	—

					Gross Amounts Not Offset in the Statement of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Liabilities Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Macro Opportunities Fund	Swap agreements	$13,722,477	$—	$13,722,477	$181,909	$10,740,000	$1,413,568
	Forward foreign currency exchange contracts	110,294	—	110,294	83,824	—	26,470

[1]	Centrally cleared swaps are excluded from these reported amounts.

80 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

6. Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on Federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

At September 30, 2015, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains.

For the year ended September 30, 2015, the following capital loss carryforward amounts were used:

Fund	Amount
Macro Opportunities Fund	$—

The tax character of distributions paid during the year ended September 30, 2015 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distributions
Macro Opportunities Fund	$126,602,383	$—	$—	$126,602,383

THE GUGGENHEIM FUNDS ANNUAL REPORT | 81

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the year ended September 30, 2014 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distributions
Macro Opportunities Fund	$53,119,555	$—	$932,899	$54,052,454

Tax components of accumulated earnings/(deficit) as of September 30, 2015, were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation/ (Depreciation)	Accumulated Capital Losses	Other Temporary Differences
Macro Opportunities Fund	$24,664,347	$—	$(103,824,122)	$(41,952,470)	$(7,497,669)

Note: Capital Loss Carryforward amounts may be limited due to Federal income tax regulations.

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Fund(s) that may be carried forward and applied against future capital gains. Under the RIC Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of September 30, 2015, capital loss carryforwards for the Fund were as follows:

Fund	Unlimited Short-Term	Unlimited Long-Term	Total Capital Loss Carryforward
Macro Opportunities Fund	$(21,406,882)	$(20,545,588)	$(41,952,470)

As of September 30, 2015 the following reclassifications were made to the capital accounts of the Fund, to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations, which are due to equalization accounting, passive foreign investment companies, foreign currency reclasses, paydowns on asset backed securities, certain CLO investments, swaps, return of capital on investments, short dividends expense, dividends received from mutual fund investments and transactions with the fund’s wholly owned foreign subsidiary. Net investment income, net realized gains and net assets were not affected by these changes.

82 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

On the Statement of Assets and Liabilities, the following adjustments were made for permanent book/tax differences:

Fund	Paid In Capital	Undistributed Net Investment Income	Accumulated Net Realized Loss
Macro Opportunities Fund	$(4,383,701)	$16,755,401	$(12,371,700)

At September 30, 2015, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Gain	Tax Unrealized Loss	Net Unrealized Loss
Macro Opportunities Fund	$4,012,466,156	$44,976,124	$(140,760,992)	$(95,784,868)

7. Securities Transactions

For the year ended September 30, 2015, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Macro Opportunities Fund	$3,289,203,654	$1,097,374,846

8. Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in the Guggenheim Strategy Funds Trust consisting of Guggenheim Strategy Fund I, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Cash Management Funds”), open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30,

THE GUGGENHEIM FUNDS ANNUAL REPORT | 83

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2014 is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at http://www.sec.gov/Archives/edgar/data/1601445/000089180414001107/gug60774-ncsr.htm.

Transactions during the year ended September 30, 2015 in which the portfolio company is an “affiliated person” are as follows:

Affiliated issuers by Fund	Value 09/30/14	Additions	Reductions	Value 09/30/15	Shares 09/30/15	Investment Income	Realized Gain
Macro Opportunities Fund
Guggenheim Alpha Opportunity Fund — Institutional Class	$—	$50,000,000	$—	$48,406,518	1,881,326	$—	$—
Guggenheim Limited Duration Fund — Institutional Class	45,498,128	14,791,518	—	59,605,430	2,419,052	1,791,252	438
Guggenheim Risk Managed Real Estate Fund — Institutional Class	10,843,512	68,832	—	12,075,709	403,870	56,709	12,123
Guggenheim Strategic Opportunities Fund	—	6,073,028	—	5,644,376	315,681	361,976	—
Guggenheim Strategy Fund I	—	177,565,889	—	177,382,768	7,129,532	565,889	—
Guggenheim Strategy Fund II	—	40,139,582	—	40,043,095	1,611,392	139,582	—
	$56,341,640	$288,638,849	$—	$343,157,896		$2,915,408	$12,561

9. Loan Commitments

Pursuant to the terms of certain loan agreements, the Fund held unfunded loan commitments as of September 30, 2015. The Fund is obligated to fund these loan commitments at the borrower’s discretion.

84 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The unfunded loan commitments as of September 30, 2015 were as follows:

Borrower	Maturity Date	Face Amount	Value
Macro Opportunities Fund
Acosta, Inc.	09/26/2019	$6,000,000	$637,027
Advantage Sales & Marketing, Inc.	07/25/2019	1,500,000	147,631
American Stock Transfer & Trust	06/26/2018	400,000	29,269
Authentic Brands	05/27/2021	140,000	1,334
Authentic Brands	05/27/2021	93,693	—
BBB Industries, LLC	11/04/2019	1,020,000	116,286
Beacon Roofing Supply, Inc.	07/27/2016	3,700,000	—
Ceva Group plc (United Kingdom)	03/19/2019	1,000,000	141,374
Epicor Software	06/01/2020	2,000,000	232,600
Eyemart Express	12/18/2019	500,000	51,168
Hillman Group, Inc.	06/28/2019	242,857	19,966
Hoffmaster Group, Inc.	05/09/2019	357,143	30,014
IntraWest Holdings S.à r.l.	12/10/2018	750,000	19,121
Learning Care Group (US), Inc.	05/05/2019	500,000	48,841
Lincoln Finance Ltd.	12/31/2015	15,000,000	—
McGraw-Hill Global Education Holdings LLC	03/22/2018	2,000,000	134,387
Med Finance Merger Sub LLC	08/14/2021	312,195	3,014
National Financial Partners Corp.	07/01/2018	1,000,000	77,396
National Technical Systems	06/12/2021	594,118	33,166
NVA Holdings, Inc.	08/14/2021	173,333	847
Phillips-Medsize Corp.	06/14/2019	1,100,000	97,145
Pro Mach Group, Inc.	10/22/2019	900,000	88,051
Signode Industrial Group US, Inc.	05/01/2019	3,400,000	303,794
Wencor Group	06/19/2019	330,769	28,810
		$43,014,108	$2,241,241

10. Line of Credit

The Trust, with the exception of Alpha Opportunity Fund and Capital Stewardship Fund, secured a committed, $625,000,000 line of credit from Citibank, N.A., good through October 9, 2015, at which time the line of credit may be renewed. This line of credit is reserved for emergency or temporary purposes. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, LIBOR plus 1.0%, and the Fed Funds rate, plus 0.50%. The Trust did not have any borrowings under this agreement as of and for the year ended September 30, 2015. The Trust also pays a commitment fee at an annualized rate of 0.07% of the average daily amount of their unused commitment amount.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 85

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

11. Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian takes possession of the underlying collateral. For the following repurchase agreements, the collateral is in the possession of the Fund’s custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements.

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par/Shares Value	Fair Value
Jefferies & Company, Inc.
1.69% - 3.21%			Acis CLO Ltd.
Due 10/01/15 -11/3/15	$56,046,000	$56,203,659	05/01/26*	$25,375,000	$20,335,162
			Ares CLO Ltd
			11/25/20*	12,375,000	13,498,650
			Neuberger Berman CLO Ltd.
			01/23/24*	11,368,500	7,048,470
			CIFC Funding Ltd.
			01/19/23*	12,500,000	5,825,000
			Whitehorse Ltd.
			02/03/25*	9,025,000	5,249,777
			Cedar Funding Ltd.
			10/23/26*	6,000,000	4,740,000
			Atlas Senior Loan Fund Ltd.
			01/30/24*	5,782,265	4,216,676
			Commonwealth of Puerto Rico
			5.50%
			07/01/19	5,138,000	3,647,929
			Aberdeen Loan Funding Ltd.
			11/01/18*	7,750	3,642,500
			Red River CLO Ltd.
			07/27/18*	9,000	3,150,000
			Government Development Bank of Puerto Rico
			5.50% - 5.75%
			08/01/20 - 08/01/25	5,554,250	2,100,203
			Harbourview CLO VII Ltd.
			11/18/26*	3,500,000	1,995,000
			City of Detroit MI Sewage Disposal System Revenue
			5.25%
			07/01/27	346,500	368,763

86 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Shares Value	Fair Value
			Liberty CLO Ltd
			11/01/17*	5,000	$129,282
					$75,947,412

*	Residual interest.

In the event of counterparty default, the Fund has the right to collect the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund’s investment adviser, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

The following repurchase agreements were used as a means of borrowing securities to sell short.

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
Barclays			NGPL Pipeco LLC
(0.75)% - (0.10)%			7.12%
open maturity	$12,146,383	$12,114,701	12/15/17	$6,825,000	$6,483,750
			Marathon Oil Corp.
			2.80%
			11/01/22	3,980,000	3,562,020
			BMC Software Finance Inc.
			8.13%
			07/15/21	1,761,000	1,423,117
			Boxer Parent Company, Inc.
			9.00%
			10/15/19	700,000	497,000
					$11,965,887

12. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities and agrees to repurchase them at a particular price at a future date. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to

THE GUGGENHEIM FUNDS ANNUAL REPORT | 87

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

For the year ended September 30, 2015, the Fund entered into reverse repurchase agreements as follows:

Fund	Number of Days Outstanding	Balance at September 30, 2015	Average Balance Outstanding	Average Interest Rate
Macro Opportunities Fund	365	$156,490,801	$180,017,698	0.83%

In June 2014, the FASB issued Accounting Standards Update 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (ASU 2014-11) that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as secured borrowings, which applies to the reverse repurchase agreements held by the Fund. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. The Fund has adopted the ASU.

The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of September 30, 2015, aggregated by asset class of the related collateral pledged by the Fund:

Fund	Overnight and Continuous	Up to 30 days	31-90 days	Greater than 90 days	Total
Macro Opportunities Fund
Corporate Bonds	$24,432,000	$101,834,357	$19,379,843	$—	$145,646,201
Foreign Government Bonds	8,769,600	—	—	—	8,769,600
Municipal Bond	—	2,075,000	—	—	2,075,000
Gross amount of recognized liabilities for reverse repurchase agreements	$33,201,600	$103,909,357	$19,379,843	$—	$156,490,801

88 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (concluded)

13. Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board of Trustees:

Fund	Restricted Securities	Acquisition Date	Amortized Cost	Value
Macro Opportunities Fund	IronGate Energy Services LLC	07/10/13	$571,456	$381,000
	Schahin II Finance Company SPV Ltd.	03/21/12	4,805,999	1,587,054
	Customers Bank	06/24/14	6,000,000	6,060,000
	Airplanes Pass Through Trust	01/18/12	2,887,959	1,192,515
	FPL Energy National Wind LLC	08/31/12	43,951	45,894
			14,309,365	9,266,463

14. P-Class Shares

Effective May 1, 2015, the Fund started to offer P-Class shares.

P-Class shares of the Fund are offered primarily through broker/dealers and other financial intermediaries with which Guggenheim Funds Distributors, LLC has an agreement for the use of P-Class shares of the Fund in investment products, programs or accounts. P-Class shares do not have a minimum initial investment amount, subsequent investment amount or a minimum account balance.

15. Subsequent Events

Beginning on October 1, 2015, A-Class shares of the Fund are offered at NAV plus an initial sales charge as follows:

Amount of Investment	Sales Charge as % of Offering Price	Sales Charge as % of Net Amount Invested
Less than $50,000	4.00%	4.17%
$50,000 but less than $100,000	3.75%	3.90%
$100,000 but less than $250,000	2.75%	2.83%
$250,000 but less than $1,000,000	1.75%	1.78%
$1,000,000 or greater	None	None

THE GUGGENHEIM FUNDS ANNUAL REPORT | 89

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
of Guggenheim Funds Trust

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Guggenheim Macro Opportunities Fund (one of the series constituting the Guggenheim Funds Trust) (the “Fund”) as of September 30, 2015, and the related consolidated statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (consolidated for the year ended September 30, 2015), and the financial highlights for each of the years or periods indicated therein (consolidated for the year or period ended September 30, 2015). These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian, brokers, and paying agents or by other appropriate auditing procedures where replies from custodians, brokers, or paying agents were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of the Guggenheim Macro Opportunities Fund (one of the series constituting the Guggenheim Funds Trust) at September 30, 2015, the consolidated results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended (consolidated for the year ended September 30, 2015), and its financial highlights for each of the years or periods indicated therein (consolidated for the year or period ended September 30, 2015), in conformity with U.S. generally accepted accounting principles.

McLean, Virginia
November 25, 2015

90 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Tax Information

In January 2016, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2015.

The Fund’s investment income (dividend income plus short-term gains, if any) qualifies as follows:

Of the ordinary income distributions paid during the year, the following fund had the corresponding percentages qualify for the dividends received deduction for corporations:

Fund	Dividend Received Deduction
Macro Opportunities Fund	4.73%

The following amounts of taxable ordinary income dividends paid during the fiscal year qualified for the lower income tax rate available to individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003:

Fund	Qualified Dividend Income
Macro Opportunities Fund	5.19%

Additionally, of the taxable ordinary income distributions paid during the fiscal year ending September 30, 2015, the Fund had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively.

Fund	Qualified Interest	Qualified Short-Term Capital Gain
Macro Opportunities Fund	46.17%	0.00%

THE GUGGENHEIM FUNDS ANNUAL REPORT | 91

OTHER INFORMATION (Unaudited)(continued)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Report of the Guggenheim Funds Trust Contracts Review Committee

Guggenheim Funds Trust (the “Trust”) was organized as a Delaware statutory trust on November 8, 2013, and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust includes the following series:

92 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

●  Guggenheim Alpha Opportunity Fund (“Alpha Opportunity Fund”)

●  Guggenheim Enhanced World Equity Fund (“Enhanced World Equity Fund”)

●  Guggenheim High Yield Fund (“High Yield Fund”)

●  Guggenheim Large Cap Value Fund (“Large Cap Value Fund”)

●  Guggenheim Macro Opportunities Fund (“Macro Opportunities Fund”)

●  Guggenheim Mid Cap Value Institutional Fund (“Mid Cap Value Institutional Fund”)

●  Guggenheim Risk Managed Real Estate Fund (“Risk Managed Real Estate Fund”)

●  Guggenheim StylePlus—Large Core Fund (“StylePlus—Large Core Fund”)

●  Guggenheim Total Return Bond Fund (“Total Return Bond Fund”)

●  Guggenheim Capital Stewardship Fund (“Capital Stewardship Fund”)

●  Guggenheim Floating Rate Strategies Fund (“Floating Rate Strategies Fund”)

●  Guggenheim Investment Grade Bond Fund (“Investment Grade Bond Fund”)

●  Guggenheim Limited Duration Fund (“Limited Duration Fund”)

●  Guggenheim Mid Cap Value Fund (“Mid Cap Value Fund”)

●  Guggenheim Municipal Income Fund (“Municipal Income Fund”)

●  Guggenheim Small Cap Value Fund (“Small Cap Value Fund”)

●  Guggenheim StylePlus—Mid Growth Fund (“StylePlus—Mid Growth Fund”)

●  Guggenheim World Equity Income Fund (“World Equity Income Fund”)

With the exception of Capital Stewardship Fund, Enhanced World Equity Fund, Floating Rate Strategies Fund, Limited Duration Fund, Macro Opportunities Fund, Risk Managed Real Estate Fund and Total Return Bond Fund, Security Investors, LLC, also known as Guggenheim Investments (“Security Investors”) and an indirect subsidiary of Guggenheim Partners, LLC, a global, diversified financial services firm (“Guggenheim Partners”), serves as investment adviser to each series of the Trust. (Guggenheim Partners, Security Investors, Guggenheim Partners Investment Management, LLC (“GPIM”) and their affiliates may be referred to herein collectively as “Guggenheim.”) In this connection, the Trust and Security Investors have entered into five separate investment management agreements which group the series as follows: (i) Mid Cap Value Fund, Mid Cap Value Institutional Fund, Small Cap Value Fund, StylePlus—Large Core Fund and World Equity Income Fund; (ii) Large Cap Value Fund; (iii) StylePlus—Mid Growth; (iv)

THE GUGGENHEIM FUNDS ANNUAL REPORT | 93

OTHER INFORMATION (Unaudited)(continued)

Investment Grade Bond Fund, High Yield Fund and Municipal Income Fund; and (v) Alpha Opportunity Fund. (The Funds identified in (i) through (v) above are collectively referred to herein as the “SI-Advised Funds.”) Under the terms of the applicable investment management agreement between the Trust and Security Investors, Security Investors also is responsible for overseeing the activities of GPIM, an indirect subsidiary of Guggenheim Partners, with respect to its service as investment sub-adviser to Municipal Income Fund, pursuant to an investment sub-advisory agreement between Security Investors and GPIM (the “Sub-Advisory Agreement”).

GPIM serves as investment adviser with respect to each of Capital Stewardship Fund, Enhanced World Equity Fund, Floating Rate Strategies Fund, Limited Duration Fund, Macro Opportunities Fund, Risk Managed Real Estate Fund and Total Return Bond Fund (collectively, the “GPIM-Advised Funds” and together with the SI-Advised Funds, the “Funds” and individually, a “Fund”). In this connection, the Trust and GPIM have entered into five separate investment advisory agreements which group includes the GPIM-Advised Funds as follows: (i) Enhanced World Equity Fund; (ii) Floating Rate Strategies Fund, Macro Opportunities Fund and Total Return Bond Fund; (iii) Capital Stewardship Fund; (iv) Limited Duration Fund; and (v) Risk Managed Real Estate Fund. (The investment management agreements pertaining to the SIAdvised Funds and the investment advisory agreements pertaining to the GPIM-Advised Funds are referred to herein together as the “Advisory Agreements” and, together with the Sub Advisory Agreement, as the “Agreements.” In addition, unless the context indicates otherwise, GPIM, with respect to its service as investment adviser to the GPIM-Advised Funds, and Security Investors as to the SI-Advised Funds, are each referred to herein as the “Adviser” and together, the “Advisers.”) Under the supervision of the Board of Trustees of the Trust (the “Board,” with the members of the Board referred to individually as the “Trustees”), the Advisers regularly provide (or, as applicable, oversee the provision of) investment research, advice and supervision, a continuous investment program, and direct the purchase and sale of securities and other investments for each Fund’s portfolio.

Following an initial two-year term, the Advisory Agreements continue in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested persons,” as defined by the 1940 Act, of the Trust (the “Independent Trustees”) casting votes in person at a meeting called for such purpose. At meetings held in person on April 29, 2015 (the “April Meeting”) and on May 19, 2015 (the “May Meeting”), the members of the Contracts Review Committee of the Board (the “Committee”), consisting solely

94 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Advisory Agreements and the Sub-Advisory Agreement in connection with the Committee’s annual contract review schedule.1 As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”). Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Agreements and other principal contracts. In this connection, Independent Legal Counsel advised the Committee of: (i) the responsibilities of board members under applicable law; (ii) the standards for determining what constitutes an excessive fee as delineated by the courts and the factors the Trustees should consider in determining whether to approve the fee arrangements; and (iii) the disclosure requirements pertaining to these approvals, as required by the Securities and Exchange Commission. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. Recognizing that the evaluation process with respect to the services provided by each of the Advisers is an ongoing one, the Committee also considered the variety of written materials, reports and oral presentations it received (and also received by the full Board) throughout the year regarding performance and operating results of the Funds.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help boards of directors/trustees fulfill their advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. Guggenheim prepared a presentation in response to a formal request for information sent by Independent Legal Counsel on behalf of the Independent Trustees. In addition, Guggenheim made a presentation at the April Meeting, which addressed areas identified for discussion by the Committee Chair and Independent Legal Counsel. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided following the April Meeting (collectively with the foregoing reports and materials, the “Contract Materials”).

[1]

Since the Capital Stewardship Fund was subject to an investment management agreement approved by the Board for an initial term of two years at an in-person meeting of the Board held on August 19-20, 2014, it was not included in the contract renewal process conducted at the meetings in April and May 2015. Accordingly, references herein to the “Funds” should be understood as referring to all series of the Trust, excluding the Capital Stewardship Fund.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 95

OTHER INFORMATION (Unaudited)(continued)

Among other things, Guggenheim provided: (i) staffing reports and biographies of those key personnel of each Adviser providing services to the Funds; (ii) descriptions of various services performed by Guggenheim for the provision of a continuous investment program for each Fund, monitoring compliance with Fund investment strategies and statutory requirements, reviewing trading processes and conducting investment performance analyses; (iii) information regarding each Adviser’s compliance and regulatory history, including its Form ADV; and (iv) information concerning the parent company and overall Guggenheim organization and strategic plans and goals, all to assist the Committee in assessing the nature, extent and quality of services provided by each of Security Investors and GPIM, respectively. In addition, Guggenheim’s response included information comparing the investment performance, advisory fees and total expenses of the Funds to other funds (including such information presented in the FUSE reports as well as supplemental information prepared by Guggenheim), charts showing gross revenues, expenses and earnings for Guggenheim by product line and each Fund, including a breakout of various expenses, a description of Guggenheim’s expense allocation methodology and information about the profitability of the Funds to Guggenheim Investments (the investment management business of Guggenheim Partners), financial information for Guggenheim Investments, and certain information about Guggenheim’s insurance policies, business continuity plan, proxy voting procedures, trade allocation, shareholder communications and compliance monitoring, among other things.

The Committee considered the foregoing Contract Materials in the context of its substantial accumulated experience governing the Trust and weighed the factors and standards discussed with Independent Legal Counsel. Following an analysis and discussion of the factors identified below and in the exercise of its business judgment, the Committee concluded that it was in the best interests of the Funds2 to recommend that the Board approve the renewal of each Advisory Agreement and the Sub Advisory Agreement for an additional 12-month term.

Investment Advisory Agreements

Nature, Extent and Quality of Services Provided by each Adviser: With respect to the nature, extent and quality of services currently provided by each Adviser, the Committee considered the information provided by Guggenheim concerning the

[2]

At the May Meeting, the Board determined to close and liquidate the Enhanced World Equity Fund based upon the Adviser’s recommendation (the “Liquidation Proposal”). Following an evaluation of strategic options, the Board determined that liquidation of the Fund as a series of the Trust would be in the best interests of the Fund and its shareholders. In view of the Liquidation Proposal, the Committee recommended the continuation of the Advisory Agreement with respect to the Enhanced World Equity Fund to provide for the continuation of advisory services until such time as the Fund was liquidated.

96 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

education, experience, professional affiliations, areas of responsibility and duties of key personnel performing services for the Funds, including those personnel providing compliance oversight. In this connection, the Committee considered Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds and noted Guggenheim’s report on recent additions and departures in personnel who work on matters relating to the Funds or are significant to the operations of each Adviser. The Committee also considered the Advisers’ attention to relevant developments in the mutual fund industry and its observance of compliance and regulatory requirements, and noted that on a regular basis the Board receives and reviews information from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. In addition, the Committee took into account the various compliance and risk management initiatives undertaken by Guggenheim, including, among other things, the hiring of additional staff to support the firm’s Chief Risk Officer, initiatives related to the risks associated with the investment process and risk at the enterprise level, the organization’s risk management infrastructure and critical activities. The Committee also considered Guggenheim’s other initiatives intended to achieve greater enhancements and efficiencies in the organization’s ability to provide services to all of the registered investment companies for which Security Investors, GPIM or another Guggenheim affiliate serves as investment adviser/manager (including the Funds), such as efforts to consolidate compliance manuals and align processes of the Funds with those of other Funds managed by the Advisers or another Guggenheim affiliate. Moreover, in connection with the Committee’s evaluation of the overall package of services provided by each Adviser, the Committee considered each Adviser’s administrative capabilities, including its role in monitoring and coordinating compliance responsibilities with the fund administrator, transfer agent, distributor, custodian and other service providers to the Funds.

With respect to Guggenheim’s resources and the ability of each Adviser to carry out its responsibilities under the applicable Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee certain unaudited financial information concerning the Advisers’ parent company, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”). (The Committee received the audited consolidated financial statements of GPIMH once available following the April Meeting.)

The Committee also considered the acceptability of the terms of each Advisory Agreement (including the scope of services required to be performed by each Adviser). Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and at the May Meeting, as well as other considerations, including the Committee’s knowledge of each Adviser’s quality of

THE GUGGENHEIM FUNDS ANNUAL REPORT | 97

OTHER INFORMATION (Unaudited)(continued)

performance of its duties through Board meetings, discussions and reports during the year, the Committee concluded that each Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under each Advisory Agreement with respect to the Funds.

Investment Performance: The Committee received, for each Fund, investment returns for the five-year, three-year, one-year and three-month periods ended December 31, 2014, as applicable. In addition, the Committee received a comparison of each Fund’s performance to the performance of a benchmark, a peer group of similar funds and a broader universe of funds identified by FUSE, in each case for the same periods and, with respect to performance universe rankings for each Fund as to the returns of Class A shares, also for the ten-year period ended December 31, 2014, as applicable. The Committee received from FUSE representatives and considered a description of the methodology employed by FUSE for identifying each Fund’s peer group and universe for performance and expense comparisons.

In seeking to evaluate Fund performance over a full market cycle, the Committee generally focused its attention first on five-year and three-year performance rankings as compared to the relevant universe of funds, but also considered more recent performance periods, including the one-year period and, as deemed appropriate, the three-month period, for certain Funds such as for those Funds that were recently launched or had undergone recent changes in the composition of the portfolio management team and/or the investment strategies employed. In this connection, the Committee made the following observations:

Alpha Opportunity Fund: The Fund’s Class A shares outperformed the performance universe median for the five-year and three-year periods, ranking in the 1st and 4th percentiles, respectively. In light of various changes to this Fund, including the resignation of Mainstream Investment Advisors, LLC, effective September 30, 2013, as the Fund’s sub-adviser for the domestic long/short sub-portfolio of the Fund and the assumption by Security Investors of such investment management responsibility, the impact on portfolio management as a result of the Lehman bankruptcy,3 and subsequent changes to the Fund’s investment strategies, a reduction in the fund accounting and administration fee and the re-opening of the Fund to new subscriptions, the Committee considered more recent performance periods, including the one-year and the three-month

[3]

The Committee considered the circumstances that affected the management of the Fund as a result of the Fund’s prime broker, Lehman Brothers International Europe (“LBIE”), being placed into administration on September 15, 2008. The Fund’s exposure to LBIE had consisted of short sale proceeds held by LBIE, and restricted long positions held at the Fund’s custodian, as collateral for such short sales, which limited the management of the portfolio.

98 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

periods. The Committee observed that the Fund’s Class A shares outperformed the performance universe median for the one-year and three-month periods ended December 31, 2014, ranking in the 11th and 4th percentiles, respectively.

Floating Rate Strategies Fund: The returns of the Fund’s Class A shares ranked in the 6th and 1st percentiles of its performance universe for the three-year and one-year periods ended December 31, 2014, respectively, and outperformed the performance universe median for each of these periods.

High Yield Fund: The Fund’s Class A shares ranked in the 64th, 7th and 46th percentiles of the performance universe for the five-year, three-year and one-year periods ended December 31, 2014, respectively, and outperformed the performance universe median for the three-year and one-year periods.

Investment Grade Bond Fund: The Fund’s Class A shares outperformed the performance universe median for the five-year, three-year and one-year periods ended December 31, 2014, ranking in the 14th, 4th and 3rd percentiles, respectively. The Committee also noted Guggenheim’s statement that the Fund outperformed its benchmark, the Barclays Capital U.S. Aggregate Index, for the five-year, three-year and one-year periods ended December 31, 2014, and that the current portfolio manager began management in August 2012 and, since that time, performance has been in the 1st quartile.

Large Cap Value Fund: The returns of the Class A shares underperformed the performance universe median for the five-year, three-year and one-year periods ended December 31, 2014, and ranked in the 76th, 60th and 78th percentiles, respectively. In analyzing this performance data, the Committee considered management’s discussion of the effect that stock selection had on the Fund’s performance. The Committee also noted recent measures taken by the Adviser to remedy relative underperformance, including enhancements to the portfolio analytics process with additional risk controls. The Committee took into account the presentations by the Fund’s portfolio management team at recent Board meetings and the team’s view that, although market conditions over the past several years had posed challenges for disciplined, long-term value investors, the long-term investment process employed for the Fund remains effective. The Committee also considered subsequent discussions with Guggenheim’s Assistant Chief Investment Officer (Equities) and the Managing Director of Equities concerning the portfolio management team’s investment thesis and portfolio construction processes and the continued confidence expressed by Guggenheim management in the portfolio management team’s capabilities, citing improved performance for the year-to-date as of March 31, 2015. In this connection, the Committee observed that, as to the Fund’s longer term performance track record, the FUSE report listed the returns for the Fund’s Class A shares for the ten-year

THE GUGGENHEIM FUNDS ANNUAL REPORT | 99

OTHER INFORMATION (Unaudited)(continued)

period ended December 31, 2014, which exceeded the performance universe median, ranking in the 45th percentile. The Committee also noted Guggenheim’s commitment to monitor the Fund’s performance and update the Independent Trustees on a quarterly basis as to the impact of the process enhancements implemented to-date and advise on other steps that might be taken to address the Fund’s underperformance, if necessary.

Limited Duration Fund: The Committee noted the Fund’s inception date of December 16, 2013 and observed that the returns of the Fund’s Class A shares ranked in the 8th and 18th percentiles of the performance universe for the one-year and three-month periods ended December 31, 2014, respectively, outperforming the median returns.

Macro Opportunities Fund: The returns of the Fund’s Class A shares ranked in the 3rd and 8th percentiles of the performance universe for the three-year and one-year periods ended December 31, 2014, respectively, and outperformed the performance universe median for each of these periods. The Committee considered information provided by Guggenheim indicating that the Fund, which commenced operations on November 30, 2011, outperformed its benchmark, the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index, for the three-year and one-year periods ended December 31, 2014.

Mid Cap Value Fund: The returns of the Class A shares underperformed the performance universe median for the five-year, three-year and one-year periods ended December 31, 2014, and ranked in the 92nd, 80th and 67th percentiles, respectively. In analyzing this performance data, the Committee considered management’s discussion of the effect that stock selection had on the Fund’s performance. The Committee also noted recent measures taken by the Adviser to remedy relative underperformance, including enhancements to the portfolio analytics process with additional risk controls. The Committee took into account the presentations by the Fund’s portfolio management team at recent Board meetings and the team’s view that, although market conditions over the past several years had posed challenges for disciplined, long-term value investors, the long-term investment process employed for the Fund remains effective. The Committee also considered subsequent discussions with Guggenheim’s Assistant Chief Investment Officer (Equities) and the Managing Director of Equities concerning the portfolio management team’s investment thesis and portfolio construction processes and the continued confidence expressed by Guggenheim management in the portfolio management team’s capabilities, citing improved performance for the year-to-date as of March 31, 2015. In this connection, the Committee observed that, as to the Fund’s longer term performance track record, the FUSE report listed the Fund’s performance for the ten-year period ended December 31, 2014 in the 1st quartile (22nd percentile) and that, according

100 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

to Guggenheim, the Fund outperformed its benchmark over the same period and since inception. The Committee also noted Guggenheim’s statement that the underperformance for the five-year period is heavily influenced by the lagging performance in calendar year 2011 where growth and large cap stocks were rewarded over value and issuers with smaller market capitalizations. In addition, the Committee noted Guggenheim’s commitment to monitor the Fund’s performance and update the Independent Trustees on a quarterly basis as to the impact of the process enhancements implemented to-date and advise on other steps that might be taken to address the Fund’s underperformance, if necessary.

Mid Cap Value Institutional Fund: The Fund’s returns underperformed the performance universe median for the five-year, three-year and one-year periods ended December 31, 2014 and ranked in the 88th, 72nd and 61st percentiles, respectively. In analyzing this performance data, the Committee considered management’s discussion of the effect that stock selection had on the Fund’s performance. The Committee also noted recent measures taken by the Adviser to remedy relative underperformance, including enhancements to the portfolio analytics process with additional risk controls. The Committee took into account the presentations by the Fund’s portfolio management team at recent Board meetings and the team’s view that, although market conditions over the past several years had posed challenges for disciplined, long-term value investors, the long-term investment process employed for the Fund remains effective. The Committee also considered subsequent discussions with Guggenheim’s Assistant Chief Investment Officer (Equities) and the Managing Director of Equities concerning the portfolio management team’s investment thesis and portfolio construction processes and the continued confidence expressed by Guggenheim management in the portfolio management team’s capabilities, citing improved performance for the year-to-date as of March 31, 2015. In addition, the Committee noted Guggenheim’s statement that the underperformance for the five-year period is heavily influenced by the lagging performance in calendar year 2011 where growth and large cap stocks were rewarded over value and issuers with smaller market capitalizations. The Committee also considered Guggenheim’s commitment to monitor the Fund’s performance and update the Independent Trustees on a quarterly basis as to the impact of the process enhancements implemented to-date and advise on other steps that might be taken to address the Fund’s underperformance, if necessary.

Municipal Income Fund: The Committee considered that Security Investors does not directly manage the investment portfolio but has delegated such duties to GPIM. Based on the information provided and the review of the Fund’s investment

THE GUGGENHEIM FUNDS ANNUAL REPORT | 101

OTHER INFORMATION (Unaudited)(continued)

performance, the Committee concluded that Security Investors had appropriately reviewed and monitored GPIM’s investment performance as Sub-Adviser to the Fund.

Risk Managed Real Estate Fund: The returns of the Fund’s Class A shares ranked in the 67th percentile of its performance universe for the three month period ended December 31, 2014. The Committee considered that the Fund was recently organized as of February 12, 2014 and has a limited period of operation.

StylePlus—Large Core Fund: The Fund implemented a strategy change and a new portfolio management team in May 2013. In light of the foregoing, the Committee considered more recent performance periods, including the one-year and three-month periods ended December 31, 2014, and observed that the returns of the Fund’s Class A shares exceeded the median of its performance universe for both periods, ranking in the 10th and the 41st percentiles for the one-year and three-month periods, respectively. The Committee also took into account that the Fund outperformed its benchmark for the one-year period ended December 31, 2014.

StylePlus—Mid Growth Fund: The Fund implemented a strategy change and a new portfolio management team in May 2013. In light of the foregoing, the Committee considered more recent performance periods, including the one-year and three-month periods ended December 31, 2014, and observed that the returns of the Fund’s Class A shares exceeded the median of its performance universe for both periods, ranking in the 13th and 36th percentiles for the one-year and three-month periods, respectively. The Committee also took into account that the Fund had outperformed its benchmark for the one-year period ended December 31, 2014.

Small Cap Value Fund: The Fund underperformed its performance universe median for the five-year, three-year and one-year periods ended December 31, 2014 and ranked in the 87th, 71st and 92nd percentiles, respectively. In analyzing this performance data, the Committee considered management’s discussion of the effect that stock selection had on the Fund’s performance. The Committee also noted recent measures taken by the Adviser to remedy relative underperformance, including enhancements to the portfolio analytics process with additional risk controls. The Committee took into account the presentations by the Fund’s portfolio management team at recent Board meetings and the team’s view that, although market conditions over the past several years had posed challenges for disciplined, long-term value investors, the long-term investment process employed for the Fund remains effective. The Committee also considered subsequent discussions with Guggenheim’s Assistant Chief Investment Officer (Equities) and the Managing Director of Equities concerning the portfolio management team’s investment thesis and portfolio construction processes and the continued

102 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

confidence expressed by Guggenheim management in the portfolio management team’s capabilities, citing improved performance for the year-to-date as of March 31, 2015. In addition, the Committee noted Guggenheim’s statement that the underperformance for the five-year period is heavily influenced by the lagging performance in calendar year 2011 where growth and large cap stocks were rewarded over value and issuers with smaller market capitalizations. The Committee also considered Guggenheim’s commitment to monitor the Fund’s performance and update the Independent Trustees on a quarterly basis as to the impact of the process enhancements implemented to-date and advise on other steps that might be taken to address the Fund’s underperformance, if necessary.

Total Return Bond Fund: The returns of the Fund’s Class A shares ranked in the 1st and 2nd percentiles of its performance universe for the three-year and one-year periods ended December 31, 2014, respectively, and outperformed the performance universe median for each of these periods.

World Equity Income Fund: The Fund implemented a strategy change and a new portfolio management team in August 2013. In light of the foregoing, the Committee considered more recent performance periods, including the one-year and three-month periods ended December 31, 2014, and observed that the returns of the Fund’s Class A shares exceeded its performance universe median for the one-year period, ranking in the 27th percentile, and lagged its performance universe median for the three-month period, ranking in the 83rd percentile.

After reviewing the foregoing and related factors, the Committee concluded, within the context of its overall conclusions regarding the Advisory Agreements, that: (i) each Fund’s performance was acceptable; or (ii) it was satisfied with Guggenheim’s responses and efforts relating to investment performance.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Investment Manager from Its Relationship with the Funds: The Committee compared each Fund’s contractual advisory fee and total net expense ratio to the applicable peer group and compared each Fund’s total net expense ratio to its universe of funds for the various classes. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements) of the peer group of funds. In addition, the Committee considered each Fund’s advisory fee as compared to the advisory fee charged by the applicable Adviser to another fund and/or institutional separate account with a similar investment objective and strategies, as applicable, noting that, in certain instances, the Adviser charges a lower advisory fee to other clients. The Committee considered Guggenheim’s explanation that lower fees are charged in certain instances due to numerous factors, including the scope of contract, types

THE GUGGENHEIM FUNDS ANNUAL REPORT | 103

OTHER INFORMATION (Unaudited)(continued)

of investors, applicable regulatory and legal structures, tax status, and for historical pricing reasons. In this regard, the Committee took into account Guggenheim’s assertion that the differences in fees reflected the Advisers’ greater level of responsibilities and significantly broader scope of services regarding the Funds, the more extensive regulatory obligations and risks associated with managing the Funds, and other financial considerations with respect to the Funds.

In further considering the comparative fee and expense data presented in the Contract Materials and addressed by Guggenheim, the Committee made the following observations:

Alpha Opportunity Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the asset weighted total net expense ratio are in the second quartile (27th and 45th percentiles, respectively) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

Floating Rate Strategies Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the fourth quartile (82nd percentile) of its peer group and the asset weighted total net expense ratio is in the third quartile (61st percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

High Yield Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (40th percentile) of its peer group and the asset weighted total net expense ratio is in the fourth quartile (77th percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

Investment Grade Bond Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the third quartile (67th percentile) of its peer group and the asset weighted total net expense ratio is in the fourth quartile (84th percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

Large Cap Value Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (31st percentile) of its peer group and the asset weighted total net expense ratio is in the first quartile (22nd percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

104 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

Limited Duration Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the third quartile (72nd percentile) of its peer group and the asset weighted total net expense ratio is in the second quartile (45th percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

Macro Opportunities Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the fourth quartile (85th percentile) of its peer group and the asset weighted total net expense ratio is in the third quartile (61st percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

Mid Cap Value Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (43rd percentile) of its peer group and the asset weighted total net expense ratio is in the fourth quartile (85th percentile) of its peer group.

Mid Cap Value Institutional Fund: The contractual advisory fee of the Fund is in the first quartile (15th percentile) of its peer group and the total net expense ratio is in the third quartile (69th percentile) of its peer group.

Municipal Income Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the asset weighted total net expense ratio are in the second quartile (26th and 38th percentiles, respectively) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

Risk Managed Real Estate Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the asset weighted total net expense ratio are in the first quartile (1st percentile as to each) of its peer group.

StylePlus—Large Core Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the asset weighted total net expense ratio are in the fourth quartile (80th and 100th percentiles, respectively) of its peer group.

StylePlus—Mid Growth Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (34th percentile) of its peer group and the asset weighted total net expense ratio is in the fourth quartile (100th percentile) of its peer group.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 105

OTHER INFORMATION (Unaudited)(continued)

Small Cap Value Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the fourth quartile (78th percentile) of its peer group and the asset weighted total net expense ratio is in the first quartile (25th percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

Total Return Bond Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the fourth quartile (86th percentile) of its peer group and the asset weighted total net expense ratio is in the first quartile (19th percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

World Equity Income Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (27th percentile) of its peer group and the asset weighted total net expense ratio is in the fourth quartile (80th percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

With respect to the costs of services provided and profits realized by Guggenheim Investments from its relationship with the Funds, the Committee reviewed a profitability analysis and data from management for each Fund setting forth the average assets under management for the twelve months ended December 31, 2014, ending assets under management as of December 31, 2014, gross revenues received by Guggenheim Investments, expenses incurred in providing services to the Funds, earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2013. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis. In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the complexity of the investment strategies employed for the Funds, in addition to the foregoing data and various figures.

The Committee considered other benefits available to each Adviser because of its relationship with the Funds and noted that Security Investors and GPIM may be deemed to benefit from arrangements whereby an affiliate, Rydex Fund Services, LLC, receives fees for (i) performing certain administrative functions and bookkeeping, accounting and pricing functions for the Funds pursuant to a Fund Accounting and Administration Agreement, and (ii) acting as transfer agent for the Funds and performing all shareholder servicing functions, including transferring record ownership, processing purchase and redemption transactions, answering

106 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

inquiries, mailing shareholder communications, and acting as the dividend disbursing agent pursuant to a Transfer Agency Agreement. The Committee reviewed the compensation arrangements for the provision of the foregoing services. The Committee also noted Guggenheim’s statement that it may benefit from marketing synergies arising from offering a broad spectrum of products, including the Funds. Based on all of the information provided and its review, the Committee determined that Guggenheim Investments’ profitability from its relationship with the Funds was not unreasonable.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Funds were being passed along to the shareholders. In this connection, the Committee also noted the Adviser’s statement that Guggenheim continues to develop the infrastructure needed to support Fund asset growth and to achieve economies of scale across the firm’s various products and product lines. Thus, while Guggenheim may be benefiting from certain economies of scale and related cost efficiencies, it is concurrently realizing new costs and expenses associated with investment in infrastructure, personnel and systems.

In addition, the Committee considered the size of the Funds and the competitiveness of and/or other determinations made regarding the current advisory fee for each Fund. The Committee also took into account Guggenheim’s statement that generally the Funds’ assets are not sufficiently large to warrant breakpoints, with only four Funds—Floating Rate Strategies Fund, Macro Opportunities Fund, Mid Cap Value Fund, and Total Return Bond Fund—having assets in excess of (or approaching) $1 billion as of March 31, 2015. With respect to the four Funds noted, the Committee noted that none of the Funds had levels of profitability that were outliers and made the following observations:

Floating Rate Strategies Fund: The Adviser has entered into an expense limitation agreement with respect to the Fund. In addition, the Fund’s total net expense ratio is competitive with the peer group median.

Macro Opportunities Fund: The Adviser has entered into an expense limitation agreement with respect to the Fund. Although the contractual advisory fee is in the fourth quartile of its peer group, the total net expense ratio is competitive with the peer group median. In addition, as noted, the Committee considered Guggenheim’s statement that the Fund is unique to its peer group in that it has a broader investment mandate with greater opportunistic flexibility.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 107

OTHER INFORMATION (Unaudited)(continued)

Mid Cap Value Fund: The Fund’s contractual advisory fee is in line with the peer group median (43rd percentile) and the total net expense ratio is competitive with the peer group median.

Total Return Bond Fund: The Adviser has entered into an expense limitation agreement with respect to the Fund. Although the contractual advisory fee is in the fourth quartile of its peer group, the total net expense ratio is in the first quartile (19th percentile).

The Committee determined that, taking into account all relevant factors, the advisory fee structure for each Fund was reasonable.

Sub-Advisory Agreement

Nature, Extent and Quality of Services Provided by the Sub-Adviser: With respect to the nature, extent and quality of services provided by GPIM (referred to in this discussion as the “Sub-Adviser”), the Committee considered the qualifications, experience and skills of the Sub Adviser’s portfolio management and other key personnel and information from the Sub-Adviser describing the scope of its services to Municipal Income Fund. The Committee also considered the information provided by the Sub-Adviser concerning the Sub-Adviser’s investment practices and techniques and compliance policies and procedures, among other things. With respect to Guggenheim’s resources and the Sub-Adviser’s ability to carry out its responsibilities under the Sub-Advisory Agreement, the Committee included as part of its considerations the unaudited financial information concerning GPIMH presented by the Chief Financial Officer of Guggenheim Investments. (As noted, the Committee received the audited consolidated financial statements of GPIMH once available following the April Meeting.)

The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement. Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and at the May Meeting, as well as other considerations, including the Committee’s knowledge of the Sub-Adviser’s quality of performance of its duties through Board meetings, discussions and reports throughout the year, the Committee concluded that the Sub-Adviser and its personnel were qualified to serve Municipal Income Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Sub Advisory Agreement.

Investment Performance: The Committee considered that the Fund’s Class A shares outperformed the performance universe for the five-year and three-year periods ended December 31, 2014, ranking in the 1st and 35th percentiles, respectively. On January 13, 2012, the Fund acquired the assets and assumed the liabilities of TS&W/Claymore Tax-Advantaged Balanced Fund (the “Predecessor Fund”),

108 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(concluded)

a closed-end fund which used different investment strategies and had different investment advisers. Class A shares of the Fund have assumed the performance, financial and other historical information of the Predecessor Fund’s common shares and the performance of Class A shares of the Fund reflects the performance of the Predecessor Fund. In light of the foregoing, the Committee took into account more recent periods and noted that the Fund’s Class A shares outperformed the performance universe median for the one-year and three-month periods ended December 31, 2014, ranking in the 18th and 47th percentiles, respectively. In this connection, the Committee also considered that the Fund outperformed its benchmark over the one-year and three-month periods ended December 31, 2014.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Sub Adviser from Its Relationship with the Fund: The Committee reviewed the level of sub-advisory fees payable to GPIM, noting that the fees would be paid by Security Investors and do not impact the fees paid by the Fund. The Committee also compared the sub-advisory fee paid by the Adviser to the Sub-Adviser to the fees charged by the Sub-Adviser to other clients including other registered investment companies.

Economies of Scale: The Committee recognized that, because the Sub Adviser’s fees would be paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the applicable Advisory Agreement, which was separately considered. (See “Advisory Agreements – Economies of Scale” above.)

Overall Conclusions

Based on the foregoing, the Committee determined that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of the Agreements is in the best interests of each Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his business judgment, may attribute different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement and the Sub-Advisory Agreement for an additional 12-month term. Thereafter, on May 20, 2015, the Board, including all of the Independent Trustees, approved the renewal of each Advisory Agreement and the Sub-Advisory Agreement for an additional 12-month term.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 109

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee	Since 2014	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	107	Current: Trustee, Purpose Investments Inc. (2014-Present).
Donald A. Chubb, Jr. (1946)	Trustee	Since 1994	Current: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-present).	103	Current: Midland Care, Inc. (2011-present).
Jerry B. Farley (1946)	Trustee	Since 2005	Current: President, Washburn University (1997-present).	103	Current: Westar Energy, Inc. (2004-present); CoreFirst Bank & Trust (2000-present).

110 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES - continued
Roman Friedrich III (1946)	Trustee and Chairman of the Contracts Review Committee	Since 2014	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present). Former: Senior Managing Director, MLV & Co. LLC (2010-2011).	103	Current: Zincore Metals, Inc. (2009-present). Former: Axiom Gold and Silver Corp. (2011-2012).
Robert B. Karn III (1942)	Trustee and Chairman of the Audit Committee	Since 2014	Current: Consultant (1998-present). Former: Arthur Andersen (1965-1997) and Managing Partner, Financial and Economic Consulting, St. Louis office (1987-1997).	103	Current: Peabody Energy Company (2003-present); GP Natural Resource Partners, LLC (2002- present).
Ronald A. Nyberg (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2014	Current: Partner, Nyberg & Cassioppi, LLC (2000-present). Former: Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	109	Current: Edward-Elmhurst Healthcare System (2012-present).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 111

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES - concluded
Maynard F. Oliverius (1943)	Trustee	Since 1998	Current: Retired. Former: President and CEO, Stormont-Vail HealthCare (1996-2012).	103	Current: Fort Hays State University Foundation (1999-present); Stormont-Vail Foundation (2013-present); University of Minnesota HealthCare Alumni Association Foundation (2009-present).
Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of the Board	Since 2014	Current: Portfolio Consultant (2010-present). Former: Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	106	Former: Bennett Group of Funds (2011-2013).

112 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INTERESTED TRUSTEE
Donald C. Cacciapaglia*** (1951)	President, Chief Executive Officer and Trustee	Since 2012	Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present). Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	239

Current: Clear Spring Life Insurance Company (2015-present); Guggenheim Partners Japan, Ltd. (2014-present); Delaware Life (2013-present); Guggenheim Life and Annuity Company (2011-present); Paragon Life Insurance Company of Indiana (2011-present).

*	The business address of each Trustee is c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850
**	Each Trustee serves an indefinite term, until his successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***	This Trustee is deemed to be an "interested person" of the Funds under the 1940 Act by reason of his position with the Funds' Investment Manager and/or the parent of the Investment Manager.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 113

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS
Joseph M. Arruda (1966)	Assistant Treasurer	Since 2010

Current: Assistant Treasurer, certain other funds in the Fund Complex (2006-present); Vice President, Security Investors, LLC (2010-present); CFO and Manager, Guggenheim Specialized Products, LLC (2009-present).

Former: Vice President, Security Global Investors, LLC (2010-2011); Vice President, Rydex Advisors, LLC (2010); Vice President, Rydex Advisors II, LLC (2010).

William H. Belden, III (1965)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2006-present); Managing Director, Guggenheim Funds Investment Advisors, LLC (2005-present).

Former: Vice President of Management, Northern Trust Global Investments (1999-2005).

Mark J. Furjanic (1959)	Assistant Treasurer	Since 2014	Current: Vice President, Guggenheim Investments (2005-present); Assistant Treasurer, certain other funds in the Fund Complex (2008-present). Former: Senior Manager, Ernst & Young LLP (1999-2005).
James Howley (1972)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2004-present) ; Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

114 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS - continued
Amy J. Lee (1961)	Vice President and Chief Legal Officer	Since 2007 (Vice President) Since 2014 (Chief Legal Officer)

Current: Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014

Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Senior Associate, Guggenheim Investments (2012-present).

Former: J.D., University of Kansas School of Law (2009-2012).

Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: CCO, certain other funds in the Fund Complex (2012-present); CCO, Security Investors, LLC (2012-present); CCO, Guggenheim Funds Investment Advisors, LLC (2012-present); Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (March 2014-present).

Former: CCO, Guggenheim Distributors, LLC (2009-March 2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 115

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS - continued
Alison Santay (1974)	AML Officer	Since 2013

Current: AML Officer, certain other funds in the Fund Complex (2010-present); Director and AML Officer, Rydex Fund Services, LLC (2010-present); AML Officer, Security Investors, LLC (2010-present); Director, Shareholder Risk and Compliance, Rydex Fund Services, LLC (2004-present).

Former: AML Officer, Guggenheim Distributors, LLC (2013-2014).

Kimberly Scott (1974)	Assistant Treasurer	Since 2014

Current: Vice President, Guggenheim Investments (2012-present) ; Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

116 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS - concluded
John L. Sullivan (1955)	Chief Financial Officer and Treasurer	Since 2014

Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

*	The business address of each officer is c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 117

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)

Rydex Funds, Guggenheim Funds, Rydex Investments, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Security Distributors, Inc., Guggenheim Partners Investment Managers, LLC, and Rydex Advisory Services (Collectively “Guggenheim Investments”).

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone—whether it is your personal information or if you are a current or former Guggenheim Investments client.

The Information We Collect About You

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Investments funds or one of the Guggenheim Investments affiliated companies. “Nonpublic personal information” is personally identifiable private information about you. For example, it includes information regarding your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

How We Handle Your Personal Information

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of

118 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)(continued)

new Rydex and Guggenheim Investments funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

Opt Out Provisions

We do not sell your personal information to anyone. The law allows you to “opt out” of only certain kinds of information sharing with third parties. The firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

How We Protect Privacy Online

Our concern for the privacy of our shareholders also extends to those who use our web site, guggenheiminvestments.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Guggenheim Investments web site offers customized features that require our use of “http cookies”—tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your email address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 119

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)(concluded)

We’ll Keep You Informed

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us at 800.820.0888 or 301.296.5100.

120 | THE GUGGENHEIM FUNDS ANNUAL REPORT

This page intentionally left blank.

9.30.2015

Guggenheim Funds Annual Report

Guggenheim Floating Rate Strategies Fund

FR-ANN-0915x0916	guggenheiminvestments.com

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
FLOATING RATE STRATEGIES FUND	9
NOTES TO FINANCIAL STATEMENTS	40
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	61
OTHER INFORMATION	62
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	81
GUGGENHEIM INVESTMENTS PRIVACY POLICIES	89

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

September 30, 2015

Dear Shareholder:

Guggenheim Partners Investment Management, LLC (the “Investment Adviser”), is pleased to present the shareholder report for Guggenheim Floating Rate Strategies Fund (the “Fund”) for the annual fiscal period ended September 30, 2015.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Managers’ Commentary for the Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Donald C. Cacciapaglia
President
October 31, 2015

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

September 30, 2015

Floating Rate Strategies Fund may not be suitable for all investors. ● Investments in floating rate senior secured syndicated bank loans and other floating rate securities involve special types of risks, including credit rate risk, interest rate risk, liquidity risk, and prepayment risk. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● When market conditions are deemed appropriate, the Fund may use leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● Investments in reverse repurchase agreements and synthetic instruments (such as synthetic collateralized debt obligations) expose the Fund to the many of the same risks as investments in derivatives. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political, or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). ● The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s investments in restricted securities may involve financial and liquidity risk. ● The Fund is subject to active trading risks that may increase volatility and impact its ability to achieve its investment objective. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	September 30, 2015

At the end of the period, the underlying U.S. economy continued to maintain its strong footing. A market correction that began in August persisted through the end of the period; September and October are historically difficult times for the stock market, and by extension, risk assets of any kind, including credit.

Markets had been performing solidly for most of the period. Growth mid-year bounced back from a weather-induced slowdown in the first quarter, with GDP increasing 3.9% for the second quarter. The labor and housing markets continued to strengthen, and the drop in gas prices was acting as a tax cut, which was expected to increase consumer spending power going into the holiday season. Even though labor markets are moving toward full employment, questions remain about the viability of sustained economic expansion in the U.S. In particular, there is debate about the net effect of declining energy prices and a stronger dollar. These are both positive for the U.S. consumer, but low oil prices hurt the U.S. energy industry and a strong dollar is challenging for U.S. manufacturers. In addition, oil prices and the strong dollar exert a downward pressure on inflation, and a risk of deflation is a negative for the economy.

At the same time, currency devaluation, particularly in Japan and the euro zone, is putting pressure on countries to devalue to improve export competitiveness. Those countries slow to devalue, like China, are feeling economic pressure at home, driving down asset prices, and increasing deflationary pressures, escalating the risk of financial contagion abroad. China may have to devalue the renminbi further due to continued slowing in the economy. Combined with the tepid expansion in both Europe and Japan, the pressure will be for central banks there to increase easing measures.

The U.S. Federal Reserve (the Fed) is hard pressed to justify a rate increase based on its self-prescribed metrics, which include rising inflation and an improved employment situation with clearly rising wages. At best, policymakers can argue that the prospects for wage growth and inflation are improving, but clear evidence is lacking.

A preemptive rate increase seems risky and opens the Fed to potential criticism given the fragility in financial markets and the prospect that rising U.S. rates could further strengthen the dollar and also potentially exacerbate foreign economic turbulence. While prices and wages remain tame, the risk of another asset bubble is increasing. The longer policy remains highly accommodative, the greater the likelihood that asset classes including commercial real estate, equities, or certain categories of bonds could become overvalued.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	September 30, 2015

At period end, the risk of financial contagion remained high, which could result in central banks providing additional liquidity or delaying rate increases. Use of the monetary printing press is a handy tool to prop up asset prices and temporarily spur economic growth, which is the main reason a recession does not appear to be on the horizon for either the G-7 nations or China. It’s also worth noting that there has never been a recession in the post-war period without the Fed first raising interest rates, after which it typically takes several years for a recession to be induced.

For the 12 months ended September 30, 2015, the Standard & Poor’s 500® Index* (“S&P 500®”) returned -0.61%. The Morgan Stanley Capital International (“MSCI”) Europe-Australasia-Far East (“EAFE”) Index* returned -8.66%. The return of the MSCI Emerging Markets Index* was -19.28%.

In the bond market, the Barclays U.S. Aggregate Bond Index* posted a 2.94% return for the period, while the Barclays U.S. Corporate High Yield Index* returned -3.43%. The return of the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.02% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar (“USD”)-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS.

Barclays U.S. Corporate High Yield Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below.

Credit Suisse Leveraged Loan Index which tracks the investable market of the U.S. dollar-denominated leveraged loan market. It consists of issues rated “5B” or lower, meaning that the highest rated issues included in this index are Moody’s/S&P ratings of Baa1/BB+ or Ba1/BBB+. All loans are funded term loans with a tenor of at least one year and are made by issuers domiciled in developed countries.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2015 and ending September 30, 2015.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2015	Ending Account Value September 30, 2015	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Floating Rate Strategies Fund
A-Class	1.03%	0.48%	$ 1,000.00	$ 1,004.80	$ 5.18
C-Class	1.78%	0.10%	1,000.00	1,001.00	8.93
P-Class[4]	1.02%	(0.24%)	1,000.00	997.60	4.19
Institutional Class	0.79%	0.60%	1,000.00	1,006.00	3.97

Table 2. Based on hypothetical 5% return (before expenses)
Floating Rate Strategies Fund
A-Class	1.03%	5.00%	$ 1,000.00	$ 1,019.90	$ 5.22
C-Class	1.78%	5.00%	1,000.00	1,016.14	9.00
P-Class[4]	1.02%	5.00%	1,000.00	1,019.95	5.16
Institutional Class	0.79%	5.00%	1,000.00	1,021.11	4.00

[1]	Annualized and excludes expenses of the underlying funds in which the Fund invests.
[2]

Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period March 31, 2015 to September 30, 2015.
[4]

Since commencement of operations: May 1, 2015. Expenses paid based on actual fund return are calculated using 150 days from the commencement of operations. Expenses paid based on hypothetical 5% return are calculated using 183 days.

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)

To Our Shareholders

Guggenheim Floating Rate Strategies Fund (the “Fund”) is managed by a team of seasoned professionals, including B. Scott Minerd, Chairman of Investments and Global Chief Investment Officer; Anne B. Walsh, Senior Managing Director and Assistant Chief Investment Officer; Kevin H. Gundersen, Senior Managing Director and Portfolio Manager; James W. Michal, Managing Director and Portfolio Manager; and Thomas J. Hauser, Managing Director and Portfolio Manager, who was added as a portfolio manager for the Fund during the period. Michael P. Damaso no longer serves as a portfolio manager for the Fund. In the following paragraphs, the investment team discusses the market environment and the Fund’s performance for the fiscal year ended September 30, 2015.

For the one-year period ended September 30, 2015, Guggenheim Floating Rate Strategies Fund returned 2.36%1, compared with the 1.24% return of its benchmark, the Credit Suisse Leveraged Loan Index.

The Fund seeks to provide a high level of current income while maximizing total return. The Fund pursues its objective by investing primarily in bank loans and other floating-rate securities. It offers opportunities for investors seeking an alternative to traditional fixed income securities that may help hedge interest rate and inflation exposure.

At the start of the period, market unease over the Fed winding down its purchases of U.S. Treasuries and mortgage-backed securities sparked risk aversion that drove market volatility. After a second-straight winter soft patch, and a dramatic drop in the price of oil, U.S. economic data began to strengthen in 2015, appearing to provide support for the Fed to proceed with raising interest rates sometime in 2015. The world kept a watchful eye on the Fed during the summer, as headlines moved from Greece to China, as China devalued the yuan in August, the first time in 20 years. As China’s move sent shockwaves through global financial markets, the Fed opted to keep rates at the zero-bound at its September meeting, citing concerns about potential downside risks to the U.S. outlook posed by recent global market volatility.

Fund performance for the period was primarily a result of credit selection, as Guggenheim’s bottom-up, fundamental approach results in the construction of portfolios with strong downside protection that outperform when the broader market underperforms. In addition, the Fund’s continued underweight to Energy and Utility exposure relative to the broader market was also a positive.

The Fund has continued to generate strong risk-adjusted returns as its allocations to bank loans and asset-backed securities have helped to both decrease volatility and diversify sources of return. The allocation to bank loans contributed to

THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

MANAGERS’ COMMENTARY (Unaudited)(continued)

performance as the asset class was the prominent outperformer among risk assets, with the Credit Suisse Leveraged Loan Index posting a gain of 1.2% over the last twelve months compared to a loss of 3.4% for the Barclays High Yield Index and a loss of 0.6% for the S&P 500 (based on total returns).

The chief attributes of the Fund over the period were maintaining low duration relative to the index; holding a majority of the portfolio in floating rate instruments, primarily bank loans; having an allocation to structured credit, including commercial ABS and collateralized loan obligations (CLOs); and building up exposure to non-agency residential mortgage backed securities (NARMBS). The Fund believes the residential sector has been offering good relative value due to low interest rates, an improving residential real estate market, and strong economic fundamentals.

During the first quarter of the twelve month period (4Q 2014), an overweight to the Energy sector detracted from performance as the sudden decline in oil prices affected the prices of issuers in that sector. However, we moved quickly to reduce exposure to energy credits and rebalance among sub-sectors favoring exposure to issuers more involved with movement/transportation of oil rather than its production.

The Fund has also maintained an underweight to the Metals and Mining industry, which has also positively contributed to performance, as falling commodity prices continue to weigh on that sector. An overweight to Technology and Software also contributed positively to performance.

While there may be some additional macroeconomic volatility ahead, the Fund has benefited from the spread widening over the last few months that has allowed the Fund to selectively add assets at better values, and we continue to anticipate that the Fed will remain in an accommodative stance, which has historically supported a benign credit environment. The Fed continues to study the data, which means rates will remain low for an extended period.

While market volatility may persist over the near term, we believe that the U.S. economy remains solid and the chance of entering a recession in the near-term is remote. Bank loan mutual fund outflows, anemic new issue supply, and increased mergers and acquisitions (M&A) activity have masked one of the greatest benefits of bank loan investing—relative stability. Against highly volatile markets, the year-to-date performance of the bank loan market has been positive and stable. We continue to believe that bank loans will be one of the best performing fixed-income asset classes over the next couple of years.

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)(concluded)

The Fund invests excess cash into the Guggenheim Strategy Funds which, in turn, invest in a diversified portfolio of debt securities and financial instruments providing exposure to fixed income markets. The investment objective of the Guggenheim Strategy Funds is to seek a high level of income consistent with the preservation of capital. For the one -year period ended September 30, 2015, investment in the Guggenheim Strategy Funds has benefited Fund performance relative to investing in other short-term investments such as overnight repurchase agreements.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2015

FLOATING RATE STRATEGIES FUND

OBJECTIVE: Seeks to provide a high level of current income while maximizing total return.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	September 30, 2015

Inception Dates:
A-Class	November 30, 2011
C-Class	November 30, 2011
P-Class	May 1, 2015
Institutional Class	November 30, 2011

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund I	1.9%
Cartrawler	1.1%
Epicor Software	1.0%
Neptune Finco Corp.	1.0%
Petsmart, Inc.	1.0%
Cengage Learning Acquisitions, Inc.	1.0%
Endo Luxembourg Finance Co.	0.9%
TIBCO Software, Inc.	0.9%
Alliant Holdings I L.P.	0.9%
Multiplan, Inc.	0.9%
Top Ten Total	10.6%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	September 30, 2015

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2015

	1 Year	Since Inception (11/30/11)
A-Class Shares	2.36%	5.91%
A-Class Shares with sales charge†	-2.50%	4.57%
C-Class Shares	1.63%	5.13%
C-Class Shares with CDSC‡	0.65%	5.13%
Institutional Class Shares	2.59%	6.16%
Credit Suisse Leveraged Loan Index	1.24%	5.12%

		Since Inception (05/01/15)
P-Class Shares		-0.24%
Credit Suisse Leveraged Loan Index		-1.36%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Credit Suisse Leveraged Loan Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class shares, P-Class shares and Institutional Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2015

Portfolio Composition by Quality Rating1

Rating	% of Total Investments
Fixed Income Instruments
AAA	0.3%
AA	1.5%
A	4.1%
BBB	7.3%
BB	27.7%
B	43.8%
CCC	4.8%
CC	0.5%
NR2	3.8%
Other Instruments	6.2%
Total Investments	100.0%

The chart above reflects percentages of the value of total investments.

[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, which are all a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted Moody’s and Fitch ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR securities do not necessarily indicate low credit quality.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS	September 30, 2015
FLOATING RATE STRATEGIES FUND

	Shares	Value

COMMON STOCKS† - 0.1%

Technology - 0.1%
Travelport, LLC*,††	154,558	$2,041,711

Basic Materials - 0.0%
Mirabela Nickel Ltd.*,†††,1	4,755,634	334

Total Common Stocks
(Cost $4,724,318)		2,042,045

MUTUAL FUNDS† - 1.9%
Guggenheim Strategy Fund I2	1,407,662	35,022,618
Total Mutual Funds
(Cost $35,050,753)		35,022,618

SHORT TERM INVESTMENTS† - 4.5%
Federated U.S. Treasury Cash Reserve Fund 0.00%[10]	81,503,484	81,503,484
Total Short Term Investments
(Cost $81,503,484)		81,503,484

	Face Amount

SENIOR FLOATING RATE INTERESTS††,4,6 - 68.9%
Industrial - 13.6%
Transdigm, Inc.
3.50% due 05/16/22		$13,033,346	12,818,817
3.75% due 06/04/21		4,006,719	3,953,069
Multiplan, Inc.
3.75% due 03/31/21		16,081,853	15,868,768
Amber Bidco Foster + Partners
4.28% due 06/30/21†††,1		10,480,000	10,306,640
5.08% due 06/30/21†††	GBP	3,500,000	5,207,024
Gates Global, Inc.
4.25% due 07/05/21		15,323,478	14,491,566
Flakt Woods
2.63% due 03/20/17†††,1	EUR	12,244,976	13,486,827
Brickman Group Holdings, Inc.
4.00% due 12/18/20	12,398,703	12,190,156
US Infrastructure Corp.
4.00% due 07/10/20	12,076,349	11,940,490
DAE Aviation
5.25% due 07/07/22	8,850,000	8,850,000
Rexnord LLC/ RBS Global, Inc.
4.00% due 08/21/20	8,232,000	8,148,363
Thermasys Corp.
5.26% due 05/03/19	6,483,750	6,289,238
Hardware Holdings LLC
6.75% due 03/30/20†††,1	6,187,500	6,032,813
CPM Holdings, Inc.
6.00% due 04/11/22	5,785,500	5,790,302
Mitchell International, Inc.
8.50% due 10/11/21	3,050,000	3,032,219
4.50% due 10/13/20	2,743,360	2,727,942
Crosby Worldwide
3.75% due 11/23/20	6,606,317	5,714,464
SIRVA Worldwide, Inc.
7.50% due 03/27/19	5,694,761	5,623,576
Power Borrower, LLC
4.25% due 05/06/20	3,649,943	3,601,290
8.25% due 11/06/20	1,670,000	1,586,500
Berlin Packaging LLC
4.50% due 10/01/21	4,908,440	4,883,898
Mast Global
8.75% due 09/12/19†††,1	4,593,566	4,563,006
Beacon Roofing Supply, Inc.
4.00% due 09/25/22	4,500,000	4,486,860
Berry Plastics Corp.
4.00% due 09/16/22	2,600,000	2,593,084
3.50% due 02/07/20	1,077,889	1,066,938
3.75% due 01/06/21	815,500	809,090
Connolly Corp.
4.50% due 05/14/21	4,435,268	4,414,954
CHI Overhead Doors, Inc.
4.75% due 07/29/22	4,050,000	4,041,131
CareCore National LLC
5.50% due 03/05/21	4,123,841	3,855,791

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2015
FLOATING RATE STRATEGIES FUND

	Face Amount		Value

NVA Holdings, Inc.
4.75% due 08/14/21		$3,760,702	$3,754,422
Doncasters Group Ltd.
9.50% due 10/09/20		2,348,621	2,336,878
4.50% due 04/09/20		1,417,523	1,410,435
Goodpack Ltd.
4.75% due 09/09/21		3,454,079	3,292,877
CEVA Logistics US Holdings
6.50% due 03/19/21		3,501,639	3,127,699
Reynolds Group Holdings
4.50% due 12/03/18		3,109,251	3,108,536
syncreon
5.25% due 10/28/20		3,733,500	2,963,466
Learning Care Group (US), Inc.
5.00% due 05/05/21		2,717,117	2,707,771
GYP Holdings III Corp.
4.75% due 04/01/21		2,765,000	2,693,580
NANA Development Corp.
8.00% due 03/15/18[1]		2,550,000	2,460,750
SI Organization
5.75% due 11/22/19		2,288,281	2,284,277
CEVA Logistics Holdings BV (Dutch)
6.50% due 03/19/21		2,538,689	2,267,582
CEVA Group Plc (United Kingdom)
6.50% due 03/19/21		2,444,038	2,183,039
PLZ Aeroscience
5.25% due 07/31/22		2,000,000	1,995,000
Tank Holdings Corp.
5.25% due 03/16/22		1,891,304	1,881,262
Constantinople Acquisition GmbH
4.75% due 04/30/22		1,840,750	1,845,352
Nord Anglia Education Finance LLC
4.50% due 03/31/21		1,478,375	1,449,739
Braas Monier Buildings Group
3.90% due 10/15/20	EUR	1,216,837	1,358,408
Dematic S.A.
4.25% due 12/27/19		1,341,205	1,336,175
Element Materials Technology
5.00% due 08/06/21		1,246,505	1,244,174
Quikrete Holdings, Inc.
4.00% due 09/28/20		1,250,000	1,241,150
SIG Onex Wizard Acquisition
4.25% due 03/11/22		1,144,250	1,141,149
Camp Systems International
8.25% due 11/29/19		1,150,000	1,138,500
Waste Industries USA, Inc.
4.25% due 02/27/20		895,500	897,730
Wencor (Jazz Acq)
3.70% due 06/19/19		964,615	880,598
AlliedBarton Security Services LLC
4.25% due 02/12/21		694,968	684,544
Pro Mach Group, Inc.
4.75% due 10/22/21		623,434	623,122
CEVA Logistics Canada, ULC
6.50% due 03/19/21		437,705	390,962
Atkore International, Inc.
7.75% due 10/08/21[1]		400,000	367,500
Omnitracs, Inc.
8.75% due 05/25/21		350,000	338,625
Hunter Fan Co.
6.50% due 12/20/17[1]		219,577	218,479
Total Safety U.S., Inc.
9.25% due 09/11/20		59,750	46,505
Total Industrial			242,045,102

Technology - 12.6%
Epicor Software
4.75% due 06/01/22		18,753,000	18,607,663
TIBCO Software, Inc.
6.50% due 12/04/20		16,822,981	16,654,751
Deltek, Inc.
5.00% due 06/25/22		15,760,234	15,747,153
The Active Network, Inc.
5.50% due 11/13/20		12,079,158	11,948,341

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (continued)	September 30, 2015
FLOATING RATE STRATEGIES FUND

	Face Amount		Value

Informatica Corp.
4.50% due 08/05/22		$10,600,000	$10,527,178
Infor, Inc.
3.75% due 06/03/20		10,479,698	10,125,986
First Data Corp.
3.70% due 03/23/18		8,200,000	8,125,708
4.20% due 03/24/21		1,199,869	1,196,870
3.70% due 09/24/18		400,000	395,800
Greenway Medical Technologies
6.00% due 11/04/20[1]		9,825,000	9,628,500
Telx Group
4.50% due 04/09/20		9,005,216	8,967,665
7.50% due 04/09/21		600,000	599,748
GlobalLogic Holdings, Inc.
6.25% due 05/31/19		9,579,375	9,531,478
Micro Focus International plc
5.25% due 11/19/21		9,037,849	9,023,750
Advanced Computer Software
6.50% due 03/18/22		6,467,500	6,445,963
10.50% due 01/31/23		2,200,000	2,114,750
Avaya, Inc.
6.25% due 05/29/20		7,352,539	5,744,171
6.50% due 03/30/18		3,223,269	2,796,186
Sabre, Inc.
4.00% due 02/19/19		8,542,266	8,512,003
LANDesk Group, Inc.
5.00% due 02/25/20		8,330,637	8,299,398
Go Daddy Operating Company, LLC
4.25% due 05/13/21		7,856,050	7,854,793
Sensata Technologies
3.00% due 10/14/21		7,804,531	7,785,020
Aspect Software, Inc.
3.75% due 05/09/16		7,708,997	7,516,273
Banca Civica (UK) - Chambertin
5.08% due 05/29/20†††,1	GBP	3,800,000	5,631,862
4.76% due 08/04/20†††,1	GBP	503,500	732,982
EIG Investors Corp.
5.00% due 11/08/19		5,327,772	5,323,350
CDW LLC
3.25% due 04/29/20		4,875,035	4,827,162
American Builders & Contractors Supply Co., Inc.
3.50% due 04/16/20		4,236,610	4,197,761
Wall Street Systems
4.50% due 04/30/21		4,191,228	4,168,512
Linxens
5.00% due 07/29/22		3,400,000	3,374,500
Eze Castle Software, Inc.
7.25% due 04/05/21		1,441,176	1,415,956
4.00% due 04/06/20		990,006	982,581
Interactive Data Corp.
4.75% due 04/30/21		2,248,976	2,239,845
CCC Information Services, Inc.
4.00% due 12/20/19		1,795,454	1,782,545
Travelport Holdings LLC
5.75% due 09/02/21		1,741,228	1,731,442
Sparta Holding Corp.
6.50% due 07/28/20†††		1,435,500	1,423,954
Applied Systems, Inc.
4.25% due 01/25/21		1,270,333	1,265,251
Total Technology			227,246,851

Consumer, Cyclical - 12.0%
Petsmart, Inc.
4.25% due 03/11/22		17,407,036	17,361,778
Sears Holdings Corp.
5.50% due 06/29/18		15,678,949	15,399,707
Navistar, Inc.
6.50% due 08/07/20		15,450,000	15,063,750
Warner Music Group
3.75% due 07/01/20		14,515,832	14,215,209
BJ’s Wholesale Club, Inc.
4.50% due 09/26/19		12,369,644	12,233,578
Acosta, Inc.
4.25% due 09/26/21		11,752,046	11,546,385
Dollar Tree, Inc.
3.50% due 07/06/22		11,315,984	11,314,400

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2015
FLOATING RATE STRATEGIES FUND

	Face Amount		Value

Life Time Fitness
4.25% due 06/10/22		$11,172,000	$11,113,794
Party City Holdings, Inc.
4.25% due 08/19/22		9,900,000	9,872,775
Ipreo Holdings
4.00% due 08/06/21		8,907,806	8,779,801
National Vision, Inc.
4.00% due 03/12/21		8,110,826	7,860,770
Neiman Marcus Group, Inc.
4.25% due 10/25/20		7,887,080	7,708,911
Eyemart Express
5.00% due 12/17/21		7,277,726	7,268,628
Smart & Final Stores LLC
4.00% due 11/15/19		6,460,926	6,436,698
ServiceMaster Co.
4.25% due 07/01/21		6,203,420	6,189,834
Ceridian Corp.
4.50% due 09/15/20		6,062,988	5,733,344
Sky Bet
6.08% due 02/25/22	GBP	3,700,000	5,597,940
Sterling Intermidiate Corp.
4.50% due 06/20/22		4,314,188	4,298,009
Eldorado Resorts, Inc.
4.25% due 07/25/22		3,740,625	3,731,273
Nassa Midco AS
3.75% due 07/09/21	EUR	3,300,000	3,671,321
Compucom Systems, Inc.
4.25% due 05/11/20		4,263,543	3,410,834
Fitness International LLC
5.50% due 07/01/20		3,456,250	3,296,398
Equinox Fitness
5.00% due 01/31/20		3,156,831	3,155,505
Digital Cinema
3.25% due 05/17/21		2,902,500	2,890,397
Capital Automotive LP
6.00% due 04/30/20		2,830,000	2,841,801
California Pizza Kitchen, Inc.
5.25% due 03/29/18		2,899,200	2,841,216
Ollies Bargain Outlet
4.75% due 09/28/19		2,730,185	2,716,534
Mattress Firm
5.00% due 10/20/21		2,363,569	2,362,104
GCA Services Group, Inc.
4.25% due 11/01/19		1,612,796	1,603,733
9.25% due 11/02/20		200,000	198,000
Pinnacle Entertainment, Inc.
3.75% due 08/13/20		1,410,357	1,408,087
NPC International, Inc.
4.00% due 12/28/18		916,030	903,819
Container Store, Inc.
4.25% due 04/06/19		880,530	870,624
Kate Spade & Co.
4.00% due 04/09/21		584,169	578,766
Advantage Sales & Marketing, Inc.
4.25% due 07/23/21		534,799	524,269
Rite Aid Corp.
5.75% due 08/21/20		500,000	505,000
Jacobs Entertainment, Inc.
5.25% due 10/29/18		479,419	475,224
Total Consumer, Cyclical			215,980,216

Consumer, Non-cyclical - 10.5%
Endo Luxembourg Finance Co.
3.75% due 06/13/22		16,800,000	16,731,791
Albertson’s (Safeway) Holdings LLC
5.50% due 08/25/21		15,237,591	15,228,144
Valeant Pharmaceuticals International, Inc.
4.00% due 04/01/22		9,452,500	9,345,025
3.75% due 08/05/20		4,000,000	3,936,000
At Home Holding III Corp.
5.00% due 06/03/22		12,468,750	12,375,234
Authentic Brands
5.50% due 05/27/21		12,252,804	12,181,370
Performance Food Group
6.75% due 11/14/19		11,751,253	11,746,318
Hostess Brands
4.50% due 08/03/22		11,500,000	11,503,450
Pinnacle Foods Corp.
3.00% due 04/29/20		9,662,025	9,628,378

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS (continued)	September 30, 2015
FLOATING RATE STRATEGIES FUND

	Face Amount		Value

Dole Food Company, Inc.
4.50% due 11/01/18		$8,452,570	$8,425,100
CTI Foods Holding Co. LLC
8.25% due 06/28/21		7,420,000	7,123,200
4.50% due 06/29/20		1,323,000	1,299,848
Hill-Rom Holdings, Inc.
3.50% due 09/08/22		7,600,000	7,602,736
Reddy Ice Holdings, Inc.
6.75% due 05/01/19[1]		4,779,943	3,943,453
10.75% due 10/01/19[1]		2,000,000	1,200,000
Taxware Holdings
7.50% due 04/01/22†††,1		5,087,250	5,039,906
American Tire Distributors, Inc.
5.25% due 09/01/21		5,024,797	5,022,686
Sterigenics Norion Holdings
4.25% due 05/16/22		5,000,000	4,959,400
Arctic Glacier Holdings, Inc.
6.00% due 05/10/19		4,623,630	4,554,276
Physio-Control International, Inc.
5.50% due 06/06/22		4,180,000	4,146,058
Alere, Inc.
4.25% due 06/20/22		3,491,250	3,487,968
Nellson Nutraceutical (US)
6.00% due 12/23/21		3,094,719	3,063,772
Pharmaceutical Product Development
4.25% due 08/18/22		2,743,125	2,707,986
DJO Finance LLC
4.25% due 06/07/20		2,664,167	2,651,965
Serta Simmons Holdings LLC
4.25% due 10/01/19		2,602,371	2,601,070
Genoa Healthcare
4.50% due 05/02/22		2,593,500	2,582,166
Concordia
4.75% due 04/21/22		2,375,000	2,370,060
Continental Foods
4.25% due 08/20/21	EUR	1,962,963	2,191,714
Grocery Outlet, Inc.
4.75% due 10/21/21		2,089,474	2,081,638
Nellson Nutraceutical (CAD)
6.00% due 12/23/21		1,922,182	1,902,960
AdvancePierre Foods, Inc.
5.75% due 07/10/17		1,444,086	1,441,386
9.50% due 10/10/17		461,000	459,271
NES Global Talent
6.50% due 10/03/19		1,715,713	1,595,613
Catalent Pharma Solutions, Inc.
4.25% due 05/20/21		1,203,333	1,201,829
Aramark Corp.
3.25% due 02/24/21		1,201,700	1,196,449
Fender Musical Instruments Corp.
5.75% due 04/03/19		905,442	901,667
Post Holdings
3.75% due 06/02/21		486,265	485,900
Targus Group International, Inc.
14.75% due 05/24/16[1]		224,953	141,046
Total Consumer, Non-cyclical			189,056,833

Communications - 9.3%
Cartrawler
4.25% due 04/29/21	EUR	17,700,000	19,779,850
Neptune Finco Corp.
5.00% due 09/23/22		18,000,000	17,883,000
Cengage Learning Acquisitions, Inc.
7.00% due 03/31/20		17,519,803	17,357,745
Univision Communications, Inc.
4.00% due 02/28/20		13,388,881	13,292,615
4.00% due 03/01/20		1,285,413	1,275,978
Ziggo BV
3.75% due 01/14/22	EUR	12,300,000	13,481,136
Asurion Corp.
4.25% due 07/08/20		6,547,364	6,124,143
5.00% due 08/04/22		5,092,238	4,803,406
5.00% due 05/24/19		1,886,101	1,796,040
Light Tower Fiber LLC
4.00% due 04/13/20		11,777,975	11,542,415

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2015
FLOATING RATE STRATEGIES FUND

	Face Amount		Value

Zayo Group LLC
3.75% due 05/06/21		$8,179,296	$8,120,733
Scout24 AG
4.25% due 02/12/21	EUR	6,000,000	6,693,435
Houghton Mifflin Co.
4.00% due 05/31/21		6,284,250	6,205,697
Springer Science + Business Media SA
4.75% due 08/14/20		6,169,000	6,097,008
Virgin Media Bristol LLC
3.50% due 06/30/23		5,857,895	5,766,394
Gogo LLC
11.25% due 03/21/18[1]		4,162,021	4,307,692
7.50% due 03/21/18[1]		1,358,130	1,358,130
CBS Outdoor Americas Capital LLC
3.00% due 02/01/21		4,600,000	4,569,594
Numericable US LLC
4.00% due 07/20/22		3,300,000	3,232,350
Live Nation Worldwide, Inc.
3.50% due 08/14/20		2,940,000	2,928,975
EMI Music Publishing
4.00% due 08/19/22		2,577,845	2,563,022
Internet Brands
4.75% due 07/08/21		2,155,934	2,131,680
Anaren, Inc.
5.50% due 02/18/21		1,572,000	1,554,315
9.25% due 08/18/21		275,000	269,500
Charter Communications Operating, LLC
3.00% due 01/03/21		1,591,858	1,563,602
Cumulus Media, Inc.
4.25% due 12/23/20		1,395,229	1,165,016
Level 3 Communications, Inc.
4.00% due 08/01/19		750,000	749,250
Total Communications			166,612,721

Financial - 7.5%
Alliant Holdings I L.P.
4.50% due 08/12/22		16,562,000	16,324,003
Transunion Holding Co.
3.50% due 04/09/21		14,935,848	14,767,820
National Financial Partners Corp.
4.50% due 07/01/20		14,259,930	14,010,382
HUB International Ltd.
4.00% due 10/02/20		12,540,035	12,238,322
Hyperion Insurance
5.50% due 04/29/22		11,741,000	11,726,324
York Risk Services
4.75% due 10/01/21		11,552,109	11,065,996
AssuredPartners
5.00% due 04/02/21		8,871,395	8,849,217
Magic Newco, LLC
5.00% due 12/12/18		7,443,751	7,443,751
Intertrust Group
8.00% due 04/16/22		3,300,000	3,291,750
4.42% due 04/16/21		2,616,000	2,608,152
American Stock Transfer & Trust
5.75% due 06/26/20		5,739,301	5,679,497
Lineage Logistics LLC
4.50% due 04/07/21		5,291,150	5,086,118
Expert Global Solutions
8.50% due 04/03/18		4,174,422	4,122,242
7.45% due 04/02/17†††,1		504,167	479,374
WTG Holdings
4.75% due 01/15/21		4,157,064	4,131,082
Jefferies Finance LLC
4.50% due 05/14/20		3,840,375	3,830,774
Genex Services, Inc.
5.25% due 05/28/21		2,765,000	2,758,088
Fly Leasing Ltd.
3.50% due 08/09/19		2,458,047	2,435,015
Cunningham Lindsey U.S., Inc.
5.00% due 12/10/19[1]		1,574,437	1,283,166
9.25% due 06/10/20[1]		194,886	146,165
USI Holdings Corp.
4.25% due 12/27/19		1,381,939	1,365,812
AmWINS Group, LLC
5.25% due 09/06/19		1,091,831	1,094,331
Total Financial			134,737,381

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS (continued)	September 30, 2015
FLOATING RATE STRATEGIES FUND

	Face Amount	Value

Basic Materials - 1.8%
Chromaflo Technologies
4.50% due 12/02/19	$9,227,797	$8,881,755
Univar, Inc.
4.25% due 07/01/22	8,600,000	8,426,624
Zep, Inc.
5.75% due 06/27/22	6,284,250	6,268,539
INEOS US Finance LLC
4.25% due 03/31/22	4,477,489	4,337,567
Ennis-Flint
4.25% due 03/31/21[1]	2,068,500	2,021,959
7.75% due 09/30/21[1]	270,000	251,100
Hoffmaster Group, Inc.
5.25% due 05/08/20	942,839	938,719
4.91% due 05/09/19[1]	500,000	457,980
Minerals Technologies, Inc.
3.75% due 05/10/21	1,200,296	1,191,294
Total Basic Materials		32,775,537

Utilities - 1.2%
Veresen Midstream LP
5.25% due 03/31/22	11,343,000	11,257,928
Stonewall (Green Energy)
6.50% due 11/12/21	5,950,000	5,845,875
Panda Temple II Power
7.25% due 04/03/19	4,500,000	3,982,500
Total Utilities		21,086,303

Energy - 0.4%
PSS Companies
5.50% due 01/28/20	5,668,253	4,874,697
Floatel International Ltd.
6.00% due 06/26/20	3,312,619	2,128,358
Total Energy		7,003,055
Total Senior Floating Rate Interests
(Cost $1,268,402,256)		1,236,543,999

CORPORATE BONDS††,6 - 7.5%
Energy - 1.9%
Crestwood Midstream Partners Limited Partnership / Crestwood Midstream Finance Corp.
6.00% due 12/15/20	6,300,000	5,654,250
Sabine Pass Liquefaction LLC
5.63% due 04/15/23	4,200,000	3,727,500
5.63% due 02/01/21	1,300,000	1,205,750
CONSOL Energy, Inc.
5.88% due 04/15/22	6,750,000	4,539,375
ContourGlobal Power Holdings S.A.
7.13% due 06/01/19[3]	3,500,000	3,509,100
Ultra Petroleum Corp.
5.75% due 12/15/18[3]	4,680,000	3,369,600
Unit Corp.
6.63% due 05/15/21	4,000,000	3,280,000
Gibson Energy, Inc.
6.75% due 07/15/21[3]	2,905,000	2,792,431
FTS International, Inc.
7.84% due 06/15/20[3,4]	2,950,000	2,183,870
6.25% due 05/01/22	1,250,000	387,500
Legacy Reserves Limited Partnership / Legacy Reserves Finance Corp.
8.00% due 12/01/20	2,750,000	1,980,000
Ultra Resources, Inc.
4.66% due 10/12/22†††,1	1,800,000	1,181,952
Precision Drilling Corp.
6.62% due 11/15/20	1,000,000	872,500
Exterran Holdings, Inc.
7.25% due 12/01/18	700,000	686,000
Atlas Energy Holdings Operating Company LLC / Atlas Resource Finance Corp.
9.25% due 08/15/21[1]	1,375,000	577,500
7.75% due 01/15/21[1]	125,000	52,500

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2015
FLOATING RATE STRATEGIES FUND

	Face Amount		Value

BreitBurn Energy Partners Limited Partnership / BreitBurn Finance Corp.
7.88% due 04/15/22		$850,000	$303,875
Total Energy			36,303,703

Financial - 1.2%
Icahn Enterprises Limited Partnership / Icahn Enterprises Finance Corp.
5.88% due 02/01/22		5,000,000	5,031,249
4.88% due 03/15/19		1,750,000	1,752,625
6.00% due 08/01/20		1,700,000	1,746,750
Kennedy-Wilson, Inc.
5.88% due 04/01/24		6,705,000	6,554,138
Cabot Financial Luxembourg S.A.
6.50% due 04/01/21[3]	GBP	1,300,000	1,921,731
Credit Acceptance Corp.
6.13% due 02/15/21		1,400,000	1,379,000
Jefferies Finance LLC / JFIN Company-Issuer Corp.
7.38% due 04/01/20[3]		1,050,000	1,011,990
National Financial Partners Corp.
9.00% due 07/15/21[3]		850,000	820,250
Oxford Finance LLC / Oxford Finance Company-Issuer, Inc.
7.25% due 01/15/18[3]		650,000	661,375
Fidelity & Guaranty Life Holdings, Inc.
6.38% due 04/01/21[3]		450,000	468,000
Total Financial			21,347,108

Communications - 1.2%
Interoute Finco plc
% due 10/15/20	EUR	7,250,000	8,127,275
Level 3 Financing, Inc.
3.91% due 01/15/18[4]		4,210,000	4,210,000
Midcontinent Communications & Midcontinent Finance Corp.
6.88% due 08/15/23[3]		4,000,000	3,985,000
Alcatel-Lucent USA, Inc.
6.75% due 11/15/20[3]		1,825,000	1,920,813
MDC Partners, Inc.
6.75% due 04/01/20[3]		1,000,000	987,500
CyrusOne Limited Partnership / CyrusOne Finance Corp.
6.38% due 11/15/22		600,000	610,500
UPCB Finance VI Ltd.
6.88% due 01/15/22[3]		477,000	502,639
Avaya, Inc.
7.00% due 04/01/19[3]		610,000	483,425
Total Communications			20,827,152

Consumer, Non-cyclical - 1.0%
Tenet Healthcare Corp.
3.84% due 06/15/20[4]		7,000,000	6,951,875
Central Garden & Pet Co.
8.25% due 03/01/18		5,206,000	5,277,583
Vector Group Ltd.
7.75% due 02/15/21		4,440,000	4,694,745
Bumble Bee Holdings, Inc.
9.00% due 12/15/17[3]		1,754,000	1,789,080
Total Consumer, Non-cyclical			18,713,283

Industrial - 0.8%
CEVA Group plc
7.00% due 03/01/21[3]		5,800,000	5,133,000
BMBG Bond Finance SCA
4.98% due 10/15/20[3,4]	EUR	4,000,000	4,470,027
Anixter, Inc.
5.50% due 03/01/23		3,000,000	2,955,000
Unifrax I LLC / Unifrax Holding Co.
7.50% due 02/15/19[3]		1,525,000	1,494,500
Total Industrial			14,052,527

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS (continued)	September 30, 2015
FLOATING RATE STRATEGIES FUND

	Face Amount	Value

Technology - 0.6%
First Data Corp.
5.38% due 08/15/23[3]	$4,500,000	$4,455,000
Infor US, Inc.
5.75% due 08/15/20[3]	3,250,000	3,233,750
MSCI, Inc.
5.75% due 08/15/25[3]	1,500,000	1,511,250
NCR Corp.
6.38% due 12/15/23	800,000	784,000
Total Technology		9,984,000

Utilities - 0.3%
Terraform Global Operating LLC
9.75% due 08/15/22[3]	4,600,000	3,691,500
AES Corp.
5.50% due 04/15/25	1,150,000	1,006,250
LBC Tank Terminals Holding Netherlands BV
6.88% due 05/15/23[3]	630,000	653,625
Total Utilities		5,351,375

Consumer, Cyclical - 0.2%
WMG Acquisition Corp.
6.75% due 04/15/22[3]	2,280,000	2,143,200
Checkers Drive-In Restaurants, Inc.
11.00% due 12/01/17[3]	1,000,000	1,062,500
Men’s Wearhouse, Inc.
7.00% due 07/01/22[9]	525,000	540,818
Atlas Air Class A-1 Pass Through Trust
7.20% due 01/02/19[1]	8,227	8,330
Total Consumer, Cyclical		3,754,848

Diversified - 0.2%
Opal Acquisition, Inc.
8.88% due 12/15/21[3]	3,195,000	3,007,294
HRG Group, Inc.
7.88% due 07/15/19	490,000	508,375
Total Diversified		3,515,669

Basic Materials - 0.1%
TPC Group, Inc.
8.75% due 12/15/20[3]	1,455,000	1,244,025
Mirabela Nickel Ltd.
9.50% due 06/24/19†††,1	1,166,383	361,579
1.00% due 09/10/44†††,1	25,570	—
Eldorado Gold Corp.
6.13% due 12/15/20[3]	265,000	230,550
Total Basic Materials		1,836,154
Total Corporate Bonds
(Cost $150,590,294)		135,685,819

COLLATERALIZED MORTGAGE OBLIGATIONS†† - 6.7%
LSTAR Securities Investment Trust
2014-1, 3.29% due 09/01/21[3,4]	7,901,374	7,901,373
2015-5, 2.19% due 04/01/20[3,4]	6,818,497	6,679,399
2015-2, 2.19% due 01/01/20[3,4]	5,079,835	4,983,318
2015-1, 2.19% due 01/01/20[3,4]	4,729,605	4,662,918
2015-4, 2.19% due 04/01/20[3,4]	3,785,129	3,708,669
2015-3, 2.20% due 03/01/20[3,4]	2,005,198	1,967,701
Lehman XS Trust Series
2007-15N, 0.44% due 08/25/37[4]	6,855,176	5,459,600
2007-2N, 0.37% due 02/25/37[4]	4,124,593	2,953,695
2006-16N, 0.38% due 11/25/46[4]	3,018,757	2,426,634
GSAA Home Equity Trust
2006-14, 0.36% due 09/25/36[4]	13,485,442	7,212,447
2007-7, 0.46% due 07/25/37[4]	1,143,586	971,606

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2015
FLOATING RATE STRATEGIES FUND

	Face Amount	Value

Banc of America Funding Ltd.
2013-R1, 0.41% due 11/03/41[3,4]	$8,584,963	$7,986,590
GreenPoint Mortgage Funding Trust
2005-HE4, 0.90% due 07/25/30[4]	4,973,110	4,807,107
2006-AR1, 0.48% due 02/25/36[4]	2,851,858	2,311,793
IndyMac INDX Mortgage Loan Trust
2005-AR18, 0.97% due 10/25/36[4]	4,591,124	3,571,045
2006-AR4, 0.40% due 05/25/46[4]	3,485,266	2,958,162
HarborView Mortgage Loan Trust
2006-12, 0.41% due 01/19/38[4]	4,041,293	3,409,542
2005-13, 0.50% due 02/19/36[4]	3,827,764	2,833,479
Washington Mutual Mortgage Pass-Through Certificates WMALT Series Trust
2006-AR9, 1.04% due 11/25/46[4]	4,458,482	3,059,562
2006-AR9, 1.03% due 11/25/46[4]	4,390,851	3,013,169
American Home Mortgage Investment Trust
2006-1, 0.59% due 03/25/46[4]	7,026,093	5,858,188
Nomura Resecuritization Trust
2015-4R, 0.56% due 03/26/36[3,4]	3,102,057	2,752,145
2012-1R, 0.64% due 08/27/47[3,4]	2,595,828	2,447,347
RALI Series Trust
2006-QO10, 0.35% due 01/25/37[4]	4,240,743	3,218,567
2006-QO2, 0.41% due 02/25/46[4]	4,055,727	1,832,045
Structured Asset Securities Corporation Mortgage Loan Trust
2006-OPT1, 0.45% due 04/25/36[4]	4,300,000	4,004,990
2007-BC1, 0.32% due 02/25/37[4]	900,000	789,000
AJAX Mortgage Loan Trust
2015-A, 3.88% due 11/25/54[3]	4,011,105	3,989,445
CIT Mortgage Loan Trust
2007-1, 1.64% due 10/25/37[3,4]	3,274,870	3,115,106
Merrill Lynch Alternative Note Asset Trust Series
2007-OAR3, 0.38% due 07/25/37[4]	2,959,447	2,257,641
GSAMP Trust
2005-HE6, 0.63% due 11/25/35[4]	2,250,000	2,095,524
Wachovia Asset Securitization Issuance II LLC Trust
2007-HE1, 0.33% due 07/25/37[3,4]	2,384,667	2,083,748
Morgan Stanley Re-REMIC Trust
2010-R5, 0.54% due 06/26/36[3,4]	1,317,162	996,581
Bear Stearns Mortgage Funding Trust
2007-AR5, 0.36% due 06/25/47[4]	895,143	698,423
Alliance Bancorp Trust
2007-OA1, 0.43% due 07/25/37[4]	879,077	575,758
New Century Home Equity Loan Trust
2004-4, 0.99% due 02/25/35[4]	503,541	410,177

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

SCHEDULE OF INVESTMENTS (continued)	September 30, 2015
FLOATING RATE STRATEGIES FUND

	Face Amount	Value

Asset Backed Securities Corporation Home Equity Loan Trust
2004-HE8, 1.24% due 12/25/34[4]	$300,822	$288,632
Total Collateralized Mortgage Obligations
(Cost $120,651,862)		120,291,126

ASSET-BACKED SECURITIES†† - 5.9%
Collateralized Loan Obligations - 3.5%
OHA Credit Partners IX Ltd.
2013-9A, 0.00% due 10/20/25[3,5]	6,000,000	5,580,429
KKR Financial CLO Ltd.
2007-1A, 2.57% due 05/15/21[3,4]	4,100,000	4,081,964
2007-1X, 5.32% due 05/15/21	650,000	649,967
Avery
2013-3X, due 01/18/25[5]	4,300,020	3,823,148
ACIS CLO Ltd.
2013-2A, 4.14% due 10/14/22[3,4]	1,800,000	1,781,823
2013-1A, 4.79% due 04/18/24[3,4]	1,000,000	999,887
2015-6A, 3.67% due 05/01/27[3,4]	1,000,000	997,656
Golub Capital Partners Clo 24M Ltd.
2015-24A, 4.02% due 02/05/27[3,4]	3,750,000	3,728,988
Fortress Credit Funding V, LP
2015-5A, 3.92% due 08/15/22[3,4]	3,500,000	3,488,827
Fortress Credit Opportunities VI CLO Ltd.
2015-6A, 3.93% due 10/10/26[3,4]	3,500,000	3,443,034
Newstar Commercial Loan Funding LLC
2013-1A, 4.90% due 09/20/23[3,4]	2,750,000	2,615,412
2013-1A, 5.65% due 09/20/23[3,4]	250,000	245,041
2014-1A, 5.04% due 04/20/25[3,4]	250,000	241,735
Treman Park CLO Ltd.
2015-1A, 0.00% due 04/20/27[3,5]	3,000,000	2,856,299
Halcyon Loan Advisors Funding Ltd.
2012-1A, 3.32% due 08/15/23[3,4]	2,600,000	2,549,172
ALM XIV Ltd.
2014-14A, 3.74% due 07/28/26[3,4]	2,650,000	2,500,452
Fortress Credit Opportunities V CLO Ltd.
2014-5A, 4.78% due 10/15/26[3,4]	2,500,000	2,346,700
Symphony CLO Ltd.
2015-10AR, 3.14% due 07/23/23[3,4]	2,000,000	2,009,494
Duane Street CLO IV Ltd.
2007-4A, 2.56% due 11/14/21[3,4]	2,000,000	1,939,829
MCF CLO I LLC
2013-1A, 3.84% due 04/20/23[3,4]	1,500,000	1,484,563
Grayson CLO Ltd.
2006-1A, 0.71% due 11/01/21[3,4]	1,200,000	1,109,058
Telos Clo Ltd.
2007-2A, 2.49% due 04/15/22[3,4]	1,100,000	1,076,364
Cerberus Onshore II CLO LLC
2014-1A, 4.29% due 10/15/23[3,4]	600,000	575,235
2014-1A, 3.79% due 10/15/23[3,4]	500,000	496,699

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2015
FLOATING RATE STRATEGIES FUND

	Face Amount	Value

Telos CLO Ltd.
2013-3A, 4.54% due 01/17/24[3,4]	$1,050,000	$1,010,422
Gramercy Park CLO Ltd.
2014-1A, 4.32% due 07/17/23[3,4]	1,000,000	1,002,436
Venture XI CLO Ltd.
2015-11A, 3.26% due 11/14/22[3,4]	1,000,000	994,601
COA Summit CLO Limited
2014-1A, 4.14% due 04/20/23[3,4]	1,000,000	994,034
Churchill Financial Cayman Ltd.
2007-1A, 2.88% due 07/10/19[3,4]	1,000,000	988,860
NewStar Commercial Loan Trust
2007-1A, 1.62% due 09/30/22[3,4]	500,000	476,214
2007-1A, 2.62% due 09/30/22[3,4]	500,000	467,386
Garrison Funding Ltd.
2013-2A, 4.93% due 09/25/23[3,4]	750,000	747,400
Shackleton II CLO Ltd.
2012-2A, 4.34% due 10/20/23[3,4]	750,000	736,982
Westchester CLO Ltd.
2007-1A, 0.64% due 08/01/22[3,4]	750,000	717,947
ARES XXVI CLO Ltd.
2013-1A, 0.00% due 04/15/25[3,5]	1,250,000	669,511
NewStar Arlington Senior Loan Program LLC
2014-1A, 3.60% due 07/25/25[3,4]	600,000	580,533
ACA CLO Ltd.
2007-1A, 1.24% due 06/15/22[3,4]	575,000	551,259
Kingsland III Ltd.
2006-3A, 1.93% due 08/24/21[3,4]	500,000	479,593
Westwood CDO I Ltd.
2007-1A, 1.00% due 03/25/21[3,4]	500,000	474,268
Kingsland IV Ltd.
2007-4A, 1.74% due 04/16/21[3,4]	500,000	469,737
MCF CLO III LLC
2014-3A, 3.46% due 01/20/24[3,4]	500,000	443,978
Eastland CLO Ltd.
2007-1A, 0.70% due 05/01/22[3,4]	350,000	330,348
Black Diamond CLO Delaware Corp.
2005-2A, 2.12% due 01/07/18[3,4]	250,000	244,620
Great Lakes CLO Ltd.
2014-1A, 4.49% due 04/15/25[3,4]	250,000	233,437
TCW Global Project Fund III Ltd.
2005-1A, 1.17% due 09/01/17[3,4]	182,454	181,250
Total Collateralized Loan Obligations		63,416,592

Collateralized Debt Obligations - 2.0%
Gramercy Real Estate CDO Ltd.
2007-1A, 0.60% due 08/15/56[3,4]	10,830,258	9,982,879
PFP 2015-2 Ltd.
2015-2, 2.91% due 07/14/34[3,4]	5,000,000	5,000,785
RAIT CRE CDO I Ltd.
2006-1X, 0.53% due 11/20/46	4,999,689	4,629,824
Triaxx Prime CDO Ltd.
2006-2A, 0.45% due 10/02/39[3,4]	4,893,842	4,580,802
N-Star REL CDO VIII Ltd.
2006-8A, 0.55% due 02/01/41[3,4]	3,250,000	3,017,784
2006-8A, 0.48% due 02/01/41[3,4]	1,209,190	1,180,577

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

SCHEDULE OF INVESTMENTS (continued)	September 30, 2015
FLOATING RATE STRATEGIES FUND

	Face Amount	Value

N-Star Real Estate CDO IX Ltd.
0.51% due 02/01/41[1]	$3,264,813	$3,211,447
DIVCORE CLO Ltd.
2013-1A B, 4.10% due 11/15/32	1,600,000	1,595,840
SRERS Funding Ltd.
2011-RS, 0.44% due 05/09/46[3,4]	1,165,564	1,118,561
Highland Park CDO I Ltd.
2006-1A, 0.66% due 11/25/51[3,4]	981,927	944,434
Putnam Structured Product CDO Ltd.
2002-1A, 0.88% due 01/10/38[3,4]	925,107	868,474
Total Collateralized Debt Obligations		36,131,407

Transport-Aircraft - 0.4%
Castlelake Aircraft Securitization Trust
2014-1, 5.25% due 02/15/29[3]	3,536,422	3,501,765
2014-1, 7.50% due 02/15/29[3]	2,605,785	2,583,636
Airplanes Pass Through Trust
2001-1A, 0.76% due 03/15/19[4,8]	1,631,031	509,697
Aerco Ltd.
2000-2A, 1.17% due 07/15/25[4]	869,237	165,242
Total Transport-Aircraft		6,760,340

Insurance - 0.0%
Northwind Holdings LLC
2007-1A, 1.11% due 12/01/37[3,4]	360,985	324,887

Credit Card - 0.0%
Credit Card Pass-Through Trust
2012-BIZ, due 12/15/49[3]	160,036	130,686
Total Asset-Backed Securities
(Cost $105,303,607)		106,763,912

SENIOR FIXED RATE INTERESTS†† - 0.7%
Communications - 0.4%
Lions Gate Entertainment Corp.
5.00% due 03/17/22	7,780,000	7,789,725

Consumer, Cyclical - 0.3%
Men’s Wearhouse
5.00% due 06/18/21	4,700,000	4,688,250
CKX Entertainment, Inc.
11.00% due 06/21/17†††,1	145,875	67,103
Total Consumer, Cyclical		4,755,353

Financial - 0.0%
Magic Newco, LLC
12.00% due 06/12/19	500,000	542,500
Total Senior Fixed Rate Interests
(Cost $13,113,678)		13,087,578

COMMERCIAL PAPER††,5- 7.7%
Apple, Inc.
0.17% due 10/26/15	20,000,000	19,997,638
Nissan Motor Acceptance Corp.
0.35% due 10/19/15	17,500,000	17,496,938
Diageo Capital plc
0.30% due 10/02/15	15,000,000	14,999,875
Harley-Davidson Financial Services, Inc.
0.30% due 10/13/15	15,000,000	14,998,500
AirGas, Inc.
0.44% due 10/05/15[3]	14,000,000	13,999,316

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2015
FLOATING RATE STRATEGIES FUND

	Face Amount	Value

Ryder System, Inc.
0.36% due 10/26/15	$14,000,000	$13,996,500
VF Corp.
0.38% due 10/23/15	13,125,000	13,121,952
Snap-On, Inc.
0.28% due 10/01/15	10,000,000	10,000,000
American Water Capital Corp.
0.37% due 10/13/15[3]	10,000,000	9,998,767
Mattel, Inc.
0.27% due 10/13/15	9,000,000	8,999,190
Total Commercial Paper
(Cost $137,608,676)		137,608,676

Total Investments - 103.9%
(Cost $1,916,948,928)		$1,868,549,257
Other Assets & Liabilities, net - (3.9)%		(70,582,269)
Total Net Assets - 100.0%		$1,797,966,988

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS††

Counterparty	Contracts to Buy (Sell)	Currency	Settlement Date	Settlement Value	Value at Sept. 30, 2015	Net Unrealized Appreciation/(Depreciation)
BNY Mellon	(12,703,500)	GBP	10/7/2015	$19,290,403	$19,216,816	$73,587
BNY Mellon	395,000	AUD	10/7/2015	(276,690)	(277,125)	435
BNY Mellon	(395,000)	AUD	10/7/2015	273,798	277,125	(3,327)
BNY Mellon	2,350,000	EUR	10/7/2015	(2,644,561)	(2,626,584)	(17,977)
BNY Mellon	(60,900,000)	EUR	10/7/2015	67,608,440	68,067,642	(459,202)
						$(406,484)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2015
FLOATING RATE STRATEGIES FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Illiquid security.
[2]	Affiliated issuer — See Note 7.
[3]

Security is a 144A or Section 4(a)(2) security. The total market value of 144A or Section 4(a)(2) securities is $238,095,070 (cost $230,855,555), or 13.2% of total net assets. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

[4]	Variable rate security. Rate indicated is rate effective at September 30, 2015.
[5]	Residual interest.
[6]	The face amount is denominated in U.S. Dollars unless otherwise indicated.
[7]	Zero coupon rate security.
[8]

Security is a 144A or Section 4(a)(2) security. These securities are considered illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $509,697 (cost $1,234,625), or 0.0% of total net assets — See Note 11.

[9]	Security or a portion thereof is held as collateral for reverse repurchase agreements — See Note 10.
[10]	Rate indicated is the 7 day yield as of September 30, 2015.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
FLOATING RATE STRATEGIES FUND

September 30, 2015

Assets:
Investments in unaffiliated issuers, at value (cost $1,881,898,175)	$1,833,526,639
Investments in affiliated issuers, at value (cost $35,050,753)	35,022,618
Total investments (cost $1,916,948,928)	1,868,549,257
Foreign currency, at value (cost $349,993)	349,993
Cash	4,187,832
Prepaid expenses	144,789
Unrealized appreciation on forward foreign currency exchange contracts	74,022
Receivables:
Fund shares sold	10,651,669
Interest	6,677,520
Securities sold	3,103,699
Foreign taxes reclaim	24,538
Dividends	23,614
Total assets	1,893,786,933

Liabilities:
Unfunded loan commitments, at value (Note 8) (proceeds $4,931,472)	3,454,562
Unrealized depreciation on forward foreign currency exchange contracts	480,506
Reverse repurchase agreements	402,088
Payable for:
Securities purchased	67,845,441
Fund shares redeemed	21,410,214
Distributions to shareholders	979,652
Management fees	740,066
Distribution and service fees	204,058
Fund accounting/administration fees	139,448
Transfer agent/maintenance fees	35,417
Trustees’ fees*	2,865
Miscellaneous	125,628
Total liabilities	95,819,945
Net assets	$1,797,966,988
Net assets consist of:
Paid in capital	$1,840,051,432
Undistributed net investment income	5,002,242
Accumulated net realized gain on investments	215,347
Net unrealized depreciation on investments	(47,302,033)
Net assets	$1,797,966,988

A-Class:
Net assets	$400,270,252
Capital shares outstanding	15,466,720
Net asset value per share	$25.88
Maximum offering price per share (Net asset value divided by 95.25%)	$27.17

C-Class:
Net assets	$145,808,243
Capital shares outstanding	5,636,660
Net asset value per share	$25.87

P-Class:
Net assets	$20,536,155
Capital shares outstanding	793,290
Net asset value per share	$25.89

Institutional Class:
Net assets	$1,231,352,338
Capital shares outstanding	47,543,023
Net asset value per share	$25.90

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

STATEMENT OF OPERATIONS
FLOATING RATE STRATEGIES FUND

Year Ended September 30, 2015

Investment Income:
Interest	$70,442,821
Dividends from securities of affiliated issuers	50,753
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $2,139)	45,434
Total investment income	70,539,008

Expenses:
Management fees	9,202,043
Transfer agent/maintenance fees
A-Class	427,221
C-Class	126,985
P-Class**	191
Institutional Class	393,033
Distribution and service fees:
A-Class	830,089
C-Class	1,282,039
P-Class**	6,765
Fund accounting/administration fees	1,344,895
Line of credit fees	167,660
Trustees’ fees*	101,850
Custodian fees	95,676
Tax expense	1,447
Miscellaneous	526,008
Total expenses	14,505,902
Less:
Expenses waived by Adviser	(1,224,136)
Net expenses	13,281,766
Net investment income	57,257,242

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(5,038,463)
Foreign currency	(2,535,070)
Forward currency exchange contracts	20,045,696
Net realized gain	12,472,163
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(36,864,314)
Investments in affiliated issuers	(28,135)
Foreign currency	83,757
Forward foreign currency exchange contracts	(4,504,198)
Net change in unrealized appreciation (depreciation)	(41,312,890)
Net realized and unrealized loss	(28,840,727)
Net increase in net assets resulting from operations	$28,416,515

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
**	Since commencement of operations: May 1, 2015.

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
FLOATING RATE STRATEGIES FUND

	Year Ended September 30, 2015	Year Ended September 30, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment income	$57,257,242	$51,193,821
Net realized gain on investments	12,472,163	8,475,388
Net change in unrealized appreciation (depreciation) on investments	(41,312,890)	(8,424,760)
Net increase in net assets resulting from operations	28,416,515	51,244,449

Distributions to shareholders from:
Net investment income
A-Class	(14,747,792)	(19,618,301)
C-Class	(4,776,563)	(5,268,652)
P-Class*	(100,000)	—
Institutional Class	(43,675,370)	(31,207,426)
Net realized gains
A-Class	(968,588)	(760,820)
C-Class	(397,766)	(250,718)
Institutional Class	(2,326,328)	(1,010,452)
Total distributions to shareholders	(66,992,407)	(58,116,369)

Capital share transactions:
Proceeds from sale of shares
A-Class	269,729,701	346,835,950
C-Class	61,495,860	58,742,934
P-Class*	21,013,826	—
Institutional Class	920,575,822	664,581,990
Distributions reinvested
A-Class	12,878,840	15,511,424
C-Class	4,256,809	4,571,714
P-Class*	99,953	—
Institutional Class	37,311,662	25,876,740
Cost of shares redeemed
A-Class	(238,118,241)	(374,228,993)
C-Class	(48,812,351)	(51,062,726)
P-Class*	(368,247)	—
Institutional Class	(454,573,514)	(389,646,851)
Net increase from capital share transactions	585,490,120	301,182,182
Net increase in net assets	546,914,228	294,310,262

Net assets:
Beginning of year	1,251,052,760	956,742,498
End of year	$1,797,966,988	$1,251,052,760
Undistributed net investment income/Distributions in excess of net investment income at end of year	$5,002,242	$(510,475)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

STATEMENTS OF CHANGES IN NET ASSETS(concluded)
FLOATING RATE STRATEGIES FUND

	Year Ended September 30, 2015	Year Ended September 30, 2014
Capital share activity:
Shares sold
A-Class	10,278,287	12,939,395
C-Class	2,343,633	2,194,462
P-Class*	803,544	—
Institutional Class	35,050,422	24,773,852
Shares issued from reinvestment of distributions
A-Class	491,118	579,106
C-Class	162,389	170,795
P-Class*	3,839	—
Institutional Class	1,421,995	965,789
Shares redeemed
A-Class	(9,071,267)	(13,963,500)
C-Class	(1,862,040)	(1,905,834)
P-Class*	(14,093)	—
Institutional Class	(17,315,843)	(14,540,760)
Net increase in shares	22,291,984	11,213,305

*	Since commencement of operations: May 1, 2015.

34 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
FLOATING RATE STRATEGIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended Sept. 30, 2015	Year Ended Sept. 30, 2014	Year Ended Sept. 30, 2013	Period Ended Sept. 30, 2012[a]
Per Share Data
Net asset value, beginning of period	$26.52	$26.62	$26.10	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	1.04	1.10	1.30	1.09
Net gain (loss) on investments (realized and unrealized)	(.42)	.05	.65	.97
Total from investment operations	.62	1.15	1.95	2.06
Less distributions from:
Net investment income	(1.18)	(1.20)	(1.37)	(.96)
Net realized gains	(.08)	(.05)	(.06)	—
Total distributions	(1.26)	(1.25)	(1.43)	(.96)
Net asset value, end of period	$25.88	$26.52	$26.62	$26.10

Total Return[e]	2.36%	4.42%	7.61%	8.37%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$400,270	$365,207	$378,324	$44,175
Ratios to average net assets:
Net investment income (loss)	3.97%	4.10%	4.90%	5.13%
Total expenses[c]	1.19%	1.18%	1.19%	1.39%
Net expenses[d,g]	1.03%	1.04%	1.05%	1.06%
Portfolio turnover rate	44%	58%	50%	61%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 35

FINANCIAL HIGHLIGHTS (continued)
FLOATING RATE STRATEGIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended Sept. 30, 2015	Year Ended Sept. 30, 2014	Year Ended Sept. 30, 2013	Period Ended Sept. 30, 2012[a]
Per Share Data
Net asset value, beginning of period	$26.51	$26.60	$26.09	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.85	.90	1.11	.93
Net gain (loss) on investments (realized and unrealized)	(.43)	.06	.63	.98
Total from investment operations	.42	.96	1.74	1.91
Less distributions from:
Net investment income	(.98)	(1.00)	(1.17)	(.82)
Net realized gains	(.08)	(.05)	(.06)	—
Total distributions	(1.06)	(1.05)	(1.23)	(.82)
Net asset value, end of period	$25.87	$26.51	$26.60	$26.09

Total Return[e]	1.63%	3.64%	6.77%	7.72%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$145,808	$132,370	$120,606	$24,358
Ratios to average net assets:
Net investment income (loss)	3.23%	3.35%	4.19%	4.36%
Total expenses[c]	1.91%	1.89%	1.93%	2.06%
Net expenses[d,g]	1.78%	1.79%	1.81%	1.80%
Portfolio turnover rate	44%	58%	50%	61%

36 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (continued)
FLOATING RATE STRATEGIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Period Ended Sept. 30, 2015[f]
Per Share Data
Net asset value, beginning of period	$26.37
Income (loss) from investment operations:
Net investment income (loss)[b]	.40
Net gain (loss) on investments (realized and unrealized)	(.46)
Total from investment operations	(.06)
Less distributions from:
Net investment income	(.42)
Total distributions	(.42)
Net asset value, end of period	$25.89

Total Return[e]	(0.24%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$20,536
Ratios to average net assets:
Net investment income (loss)	3.68%
Total expenses[c]	1.04%
Net expenses[d,g]	1.02%
Portfolio turnover rate	44%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 37

FINANCIAL HIGHLIGHTS (continued)
FLOATING RATE STRATEGIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended Sept. 30, 2015	Year Ended Sept. 30, 2014	Year Ended Sept. 30, 2013	Period Ended Sept. 30, 2012[a]
Per Share Data
Net asset value, beginning of period	$26.54	$26.64	$26.12	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	1.10	1.16	1.36	1.10
Net gain (loss) on investments (realized and unrealized)	(.42)	.06	.65	1.02
Total from investment operations	.68	1.22	2.01	2.12
Less distributions from:
Net investment income	(1.24)	(1.27)	(1.43)	(1.00)
Net realized gains	(.08)	(.05)	(.06)	—
Total distributions	(1.32)	(1.32)	(1.49)	(1.00)
Net asset value, end of period	$25.90	$26.54	$26.64	$26.12

Total Return[e]	2.59%	4.67%	7.86%	8.59%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,231,352	$753,476	$457,813	$72,197
Ratios to average net assets:
Net investment income (loss)	4.18%	4.32%	5.12%	5.16%
Total expenses[c]	0.85%	0.87%	0.86%	0.99%
Net expenses[d,g]	0.79%	0.80%	0.81%	0.80%
Portfolio turnover rate	44%	58%	50%	61%

38 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (concluded)
FLOATING RATE STRATEGIES FUND

[a]	Since commencement of operations: November 30, 2011. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers.
[e]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[f]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[g]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the operating expense ratios for the periods would be:

	9/30/15	9/30/14	9/30/13	9/30/12
A-Class	1.02%	1.02%	1.03%	1.01%
C-Class	1.77%	1.77%	1.78%	1.76%
P-Class	1.01%	N/A	N/A	N/A
Institutional Class	0.78%	0.78%	0.79%	0.77%

THE GUGGENHEIM FUNDS ANNUAL REPORT | 39

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate Fund. The Trust is authorized to issue an unlimited number of shares. The Trust accounts for the assets of each Fund separately.

The Trust offers a combination of four separate classes of shares, A-Class shares, C-Class shares, P-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%, except for Limited Duration Fund which will not exceed 2.25%. Prior to February 22, 2011, the maximum sales charge was 5.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. B-Class shares previously offered have been converted to A-Class shares effective July 31, 2014 for the Alpha Opportunity Fund, and effective August 8, 2015 for the other funds in the Trust. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares have a minimum initial investment of $2 million and a minimum account balance of $1 million. At September 30, 2015, the Trust consisted of seventeen funds (the “Funds”).

This report covers the Floating Rate Strategies Fund (the “Fund”), a diversified investment company, while the other funds are in separate reports. Only A-Class, C-Class, P-Class and Institutional Class shares had been issued by the Fund.

The Fund was previously a series (the “Predecessor Fund”) of Security Income Fund, a different registered open-end investment company, which was organized as a Kansas corporation. In January 2014, at a special meeting of shareholders, the shareholders of the Predecessor Fund approved the reorganization of the Predecessor Fund with and into the Fund, corresponding “shell” series of the Trust. The Fund succeeded to the accounting and performance history of the Predecessor Fund. Any such historical information provided for the Fund that relates to periods prior to January 28, 2014, therefore, is that of the Predecessor Fund.

40 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Guggenheim Investments (“GI”) provides advisory services, and Rydex Fund Services, LLC (“RFS”) provides transfer agent, administrative and accounting services to the Trust. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI, RFS and GFD are affiliated entities.

Significant Accounting Policies

The Fund operates as an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

A. The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities or other assets.

Valuations of the Fund’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed and will review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used by, and valuations provided by, the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 41

NOTES TO FINANCIAL STATEMENTS (continued)

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities such as World Equity Benchmark Shares. In addition, the Board of Trustees has authorized the Valuation Committee and GI to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Open-end investment companies (“Mutual Funds”) are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds (“ETFs”) and closed-end investment companies (“CEFs”) are valued at the last quoted sales price.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker/dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

Typically loans are valued using information provided by an independent third party pricing service which uses broker quotes in a non-active market.

Investments for which market quotations are not readily available are fair valued as determined in good faith by GI under the direction of the Board of Trustees using methods established or ratified by the Board of Trustees. Valuations in accordance

42 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

with these methods are intended to reflect each security’s (or asset’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

B. Senior loans in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating rate plus a premium. These base lending rates are generally (I) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The interest rate indicated is the rate in effect at September 30, 2015.

C. The Fund may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date.

D. Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency. The change in value of the contract is recorded as unrealized appreciation or depreciation until the forward foreign currency contract is closed. When the forward foreign currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 43

NOTES TO FINANCIAL STATEMENTS (continued)

E. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

F. The Fund declares dividends from investment income daily. The Fund pays its shareholders from its net investment income monthly and distributes any net capital gains that it has realized, at least annually. Distributions to shareholders are recorded on the ex-dividend date. Dividends are reinvested in additional shares unless shareholders request payment in cash. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes.

G. Interest and dividend income, most expenses, all realized gains and losses, and all unrealized gains and losses are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis upon the respective aggregate net assets of each Fund included in the Trust.

H. Under the fee arrangement with the custodian, the Fund may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits, if any. For the year ended September 30, 2015, there were no earnings credits received.

44 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

I. The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

J. Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

K. The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 45

NOTES TO FINANCIAL STATEMENTS (continued)

2. Financial Instruments and Derivatives

As part of its investment strategy, the Fund utilizes derivative instruments which involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Fund may utilize derivatives for the following purpose:

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of forward foreign currency exchange contracts may be cash-settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

46 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following table represents the Fund’s use, and volume of forward foreign currency exchange contracts on a quarterly basis:

		Average Settlement
Fund	Use	Purchased	Sold
Floating Rate Strategies Fund	Hedge	$105,572,234	$(865,263)

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of September 30, 2015:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Currency contracts	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts

The following table sets forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at September 30, 2015:

Asset Derivative Investments Value
Fund	Forward Foreign Currency Exchange Contracts
Floating Rate Strategies Fund	$74,022

Liability Derivative Investments Value
Fund	Forward Foreign Currency Exchange Contracts
Floating Rate Strategies Fund	$480,506

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the year ended September 30, 2015:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Currency contracts	Net realized gain (loss) on forward foreign currency exchange contracts
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts

THE GUGGENHEIM FUNDS ANNUAL REPORT | 47

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statement of Operations categorized by primary risk exposure for the year ended September 30, 2015:

Realized Gain (Loss) on Derivative Investments Recognized on the Statement of Operations
Fund	Forward Foreign Currency Exchange Contracts
Floating Rate Strategies Fund	$20,045,696

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statement of Operations
Fund	Forward Foreign Currency Exchange Contracts
Floating Rate Strategies Fund	$(4,504,198)

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. The Fund uses, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

3. Fees and Other Transactions with Affiliates

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees calculated at an annualized rate of 0.65% of the average daily net assets of the Fund.

RFS is paid the following for providing transfer agent services to the Fund. Transfer agent fees are assessed to the applicable class of the Fund.

Annual charge per account	$5.00 – $8.00
Transaction fee	$0.60 – $1.10
Minimum annual charge per Fund†	$25,000
Certain out-of-pocket charges	Varies

†	Not subject to Fund during first twelve months of operations.

48 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

RFS also acts as the administrative agent for the Fund, and as such performs administrative functions and the bookkeeping, accounting and pricing functions for the Fund. For these services, RFS receives 0.095% of the average daily net assets of the Fund. The minimum annual charge for administrative fees is $25,000.

RFS engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Fund has adopted Distribution Plans related to the offering of A-Class, C-Class and P-Class shares pursuant to Rule 12b-1 under the 1940 Act. The plans provide for payments at an annual rate of 0.25% of the average daily net assets of the Fund’s A-Class and P-Class shares, and 1.00% of the average daily net assets of the Fund’s C-Class shares.

The investment advisory contract for the Fund provides that the total expenses be limited to a percentage of average net assets for each class of shares, exclusive of brokerage costs, dividends on securities sold short, expenses of other investment companies in which a Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

	Limit	Effective Date	Contract End Date
Floating Rate Strategies Fund - A-Class	1.02%	11/30/12	02/01/16
Floating Rate Strategies Fund - C-Class	1.77%	11/30/12	02/01/16
Floating Rate Strategies Fund - P-Class*	1.02%	05/01/15	02/01/17
Floating Rate Strategies Fund - Institutional Class	0.78%	11/30/12	02/01/16

*	Since the commencement of operations: May 1, 2015

GI is entitled to reimbursement by the Funds for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. At September 30, 2015, the amount of fees waived or expenses reimbursed that are subject to recoupment are presented in the following table:

Fund	Expires 2016	Expires 2017	Expires 2018	Total
Floating Rate Strategies Fund	$430,026	$1,206,044	$1,224,136	$2,860,206

For the year ended September 30, 2015, no amounts were recouped by GI.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 49

NOTES TO FINANCIAL STATEMENTS (continued)

For the year ended September 30, 2015, GFD retained sales charges of $660,571 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI, RFS and GFD.

4. Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2015. See the Schedule of Investments for more details on classification of securities.

	Level 1 Investments In Securities	Level 2 Investments In Securities	Level 2 Other Financial Instruments*	Level 3 Investments In Securities	Total
Assets
Floating Rate Strategies Fund	$116,526,102	$1,697,507,799	$74,022	$54,515,356	$1,868,623,279

Liabilities
Floating Rate Strategies Fund	$—	$—	$480,506	$—	$480,506

50 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

*	Other financial instruments may include forward foreign currency exchange contracts, which are reported as unrealized gain/loss at period end.

Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they may be computed by the Fund’s investment adviser or an affiliate. In any event, values may be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information and analysis. A significant portion of the Fund’s assets and liabilities are categorized as Level 2 or Level 3, as indicated in this report.

Indicative quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may be also used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although indicative quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in an indicative quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly indicative quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 51

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of significant unobservable inputs used in the fair value valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy.

Fund	Category and Subcategory	Ending Balance at 09/30/15	Valuation Technique	Unobservable Inputs
	Investments, at value
Floating Rate Strategies Fund	Senior Floating Rate Interests	$46,871,576	Monthly Model Priced	Purchase Price
		6,032,813	Option Adjusted Spread off the month end broker mark over the 3 month LIBOR	Indicative Quote
	Total Senior Floating Rate Interests	52,904,389
	Corporate Bonds	1,181,951	Option Adjusted Spread off the month end broker mark over the 3 month LIBOR	Indicative Quote
		361,579	Monthly Model Priced	Purchase Price
	Total Corporate Bonds	1,543,530
	Senior Fixed Rate Interests	67,103	Option Adjusted Spread off the month end broker mark over the 3 month LIBOR	Indicative Quote

Any remaining Level 3 securities held by the Fund and excluded from the table above were not considered material to the Fund.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The Fund recognized transfers between the levels as of the beginning of the period. As of September 30, 2015, the Fund had transfers in/out of Level 3 due to changes in securities valuation method. See the table below for changes to and from Level 2 and Level 3. There were no other securities that transferred between levels.

52 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets and liabilities for which significant unobservable inputs were used to determine fair value for the year ended September 30, 2015:

LEVEL 3 – Fair value measurement using significant unobservable inputs

	Senior Floating Rate Interests	Asset-Backed Securities	Common Stocks	Corporate Bonds	Senior Fixed Rate Interests	Total
Floating Rate Strategies Fund
Assets:
Beginning Balance	$27,188,014	$2,113,450	$—	$2,729,079	$—	$32,030,543
Purchases	14,827,294	—	—	103,637	—	14,930,931
Sales	(1,069,672)	—	—	—	—	(1,069,672)
Total realized gains or losses included in earnings	(24,641)	—	—	—	—	(24,641)
Total change in unrealized gains or losses included in earnings	(1,971,110)	—	(274,450)	(1,289,186)	(56,891)	(3,591,637)
Transfers in Level 3	15,244,646	—	274,784	—	123,994	15,643,424
Transfers out of Level 3	(1,290,142)	(2,113,450)	—	—	—	(3,403,592)
Ending Balance	$52,904,389	$—	$334	$1,543,530	$67,103	$54,515,356
Net change in unrealized appreciation (depreciation) for investments in securities still held at September 30, 2015	$235,008	$—	$(274,450)	$(1,323,904)	$(62,714)	$(1,426,060)

5. Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on Federal income tax returns for all open tax

THE GUGGENHEIM FUNDS ANNUAL REPORT | 53

NOTES TO FINANCIAL STATEMENTS (continued)

years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

The tax character of distributions paid during the year ended September 30, 2015 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Floating Rate Strategies Fund	$66,140,027	$852,380	$66,992,407

The tax character of distributions paid during the year ended September 30, 2014 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Floating Rate Strategies Fund	$57,106,379	$1,009,990	$58,116,369

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

Tax components of accumulated earnings/(deficit) as of September 30, 2015, were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation/ (Depreciation)	Other Temporary Differences
Floating Rate Strategies Fund	$11,581,748	$—	$(48,010,322)	$(5,655,870)

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. Under the RIC Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of September 30, 2015, the Fund had no capital loss carryforwards.

As of September 30, 2015, the following reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations, which are due to foreign currency reclasses, passive foreign investment companies, paydowns on asset backed securities, certain CLO investments and dividend reclasses. Net investment income, net realized gains and net assets were not affected by these changes.

54 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

On the Statement of Assets and Liabilities the following adjustments were made for permanent book/tax differences:

Fund	Paid In Capital	Undistributed Net Investment Income	Accumulated Net Realized Loss
Floating Rate Strategies Fund	$—	$11,846,657	$(11,846,657)

At September 30, 2015, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Gain	Tax Unrealized Loss	Net Unrealized Loss
Floating Rate Strategies Fund	$1,918,063,700	$8,304,167	$(57,818,610)	$(49,514,443)

6. Securities Transactions

For the year ended September 30, 2015, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Floating Rate Strategies Fund	$1,032,466,218	$580,518,807

7. Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in the Guggenheim Strategy Funds Trust consisting of Guggenheim Strategy Fund I, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Cash Management Funds”), open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30,

THE GUGGENHEIM FUNDS ANNUAL REPORT | 55

NOTES TO FINANCIAL STATEMENTS (continued)

2014 is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at http://www.sec.gov/Archives/edgar/data/1601445/000089180414001107/gug60774-ncsr.htm.

Transactions during the year ended September 30, 2015 in which the portfolio company is an “affiliated person” are as follows:

Affiliated issuers by Fund	Value 09/30/14	Additions	Reductions	Value 09/30/15	Shares 09/30/15	Investment Income
Floating Rate Strategies Fund
Guggenheim Strategy Fund I	$—	$35,050,753	$—	$35,022,618	1,407,662	$50,753

8. Loan Commitments

Pursuant to the terms of certain loan agreements, the Fund held unfunded loan commitments as of September 30, 2015. The Fund is obligated to fund these loan commitments at the borrower’s discretion.

The unfunded loan commitments as of September 30, 2015 were as follows:

Borrower	Maturity Date	Face Amount	Value
Floating Rate Strategies Fund
Advantage Sales & Marketing, Inc.	07/25/2019	$8,000,000	$787,363
American Stock Transfer & Trust	06/26/2018	800,000	58,537
Authentic Brands	05/27/2021	1,300,000	12,383
Banca Civica (UK) - Chambertin	08/04/2020	3,296,500	121,189
Beacon Roofing Supply, Inc.	07/27/2016	2,600,000	—
Ceva Group plc (United Kingdom)	03/19/2019	3,000,000	424,120
Expert Global Solutions	04/02/2017	352,155	17,317
Hoffmaster Group, Inc.	05/09/2019	1,250,000	105,050
Intertrust Group	02/15/2019	1,475,000	70,220
IntraWest Holdings S.à r.l.	12/10/2018	6,900,000	175,911
Kronos, Inc.	10/30/2017	500,000	31,093
Lincoln Finance Ltd.	12/31/2015	14,000,000	—
McGraw-Hill Global Education Holdings LLC	03/22/2018	3,500,000	235,178
National Financial Partners Corp.	07/01/2018	3,000,000	232,188
NVA Holdings, Inc.	08/14/2021	243,333	1,190
Signode Industrial Group US, Inc.	05/01/2019	11,400,000	1,018,606
Wencor Group	06/19/2019	1,885,385	164,217
		$63,502,373	$3,454,562

56 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

9. Line of Credit

The Trust, with the exception of Alpha Opportunity Fund and Capital Stewardship Fund, secured a committed, $625,000,000 line of credit from Citibank, N.A., good through October 9, 2015, at which time the line of credit may be renewed. This line of credit is reserved for emergency or temporary purposes. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, LIBOR plus 1.0%, and the Fed Funds rate, plus 0.50%. The Trust did not have any borrowings under this agreement as of and for the year ended September 30, 2015. The Trust also pays a commitment fee at an annualized rate of 0.07% of the average daily amount of their unused commitment amount.

10. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities and agrees to repurchase them at a particular price at a future date. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

For the period ended September 30, 2015, the Fund entered into reverse repurchase agreements as follows:

Fund	Number of Days outstanding	Balance at September 30, 2015	Average balance outstanding	Average interest rate
Floating Rate Strategies Fund	364	$402,088	$409,092	(1.02%)

In June 2014, the FASB issued Accounting Standards Update 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (ASU 2014-11) that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as secured borrowings, which applies to the reverse repurchase agreements held by the Fund. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. The Fund has adopted the ASU.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 57

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of year-end, aggregated by asset class of the related collateral pledged by the Fund:

	Overnight and Continuous	Up to 30 days	31-90 days	Greater than 90 days	Total
Floating Rate Strategies Fund
Corporate Bonds	$402,088	$—	$—	$—	$402,088
Gross amount of recognized liabilities for reverse repurchase agreements					$402,088

11. Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board of Trustees:

Fund	Restricted Securities	Acquisition Date	Amortized Cost	Value
Floating Rate Strategies Fund	Airplanes Pass Through Trust 2001-1A, 0.76% due 03/15/19	12/27/11	$1,234,625	$509,697

12. Offsetting

In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

58 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statement of Assets and Liabilities in conformity with U.S. GAAP.

					Gross Amounts Not Offset in the Statement of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Assets Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Floating Rate Strategies Fund	Forward foreign currency exchange contracts	$74,022	$—	$74,022	$74,022	$—	$—

THE GUGGENHEIM FUNDS ANNUAL REPORT | 59

NOTES TO FINANCIAL STATEMENTS (concluded)

					Gross Amounts Not Offset in the Statement of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Liabilities Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Floating Rate Strategies Fund	Forward foreign currency exchange contracts	$480,506	$—	$480,506	$74,022	$—	$406,484

13. P-Class Shares

Effective May 1, 2015, the Fund started to offer P-Class shares.

P-Class shares of the Fund are offered primarily through broker/dealers and other financial intermediaries with which Guggenheim Funds Distributors, LLC has an agreement for the use of P-Class shares of the Fund in investment products, programs or accounts. P-Class shares do not have a minimum initial investment amount, subsequent investment amount or a minimum account balance. The Fund reserves the right to modify its minimum investment amount and account balance requirements at any time, with or without prior notice to you.

14. Subsequent Event

Beginning on October 1, 2015, A-Class shares of the Fund are offered at NAV plus an initial sales charge as follows:

Amount of Investment	Sales Charge as % of Offering Price	Sales Charge as % of Net Amount Invested
Less than $50,000	3.00%	3.09%
$50,000 but less than $100,000	2.75%	2.83%
$100,000 but less than $250,000	2.25%	2.30%
$250,000 but less than $1,000,000	1.25%	1.27%
$1,000,000 or greater	None	None

60 | THE GUGGENHEIM FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
of Guggenheim Funds Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guggenheim Floating Rate Strategies Fund (one of the series constituting the Guggenheim Funds Trust) (the “Fund”) as of September 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian, brokers, and paying agents or by other appropriate auditing procedures where replies from brokers or paying agents were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Guggenheim Floating Rate Strategies Fund (one of the series constituting the Guggenheim Funds Trust) at September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia
November 25, 2015

THE GUGGENHEIM FUNDS ANNUAL REPORT | 61

OTHER INFORMATION (Unaudited)

Tax Information

In January 2016, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2015.

The Fund’s investment income(dividend income plus short-term gains, if any) qualifies as follows:

Of the ordinary income distributions paid during the year, the following funds had the corresponding percentages qualify for the dividends received deduction for corporations:

Fund	Dividend Received Deduction
Floating Rate Strategies Fund	0.05%

The following amounts of taxable ordinary income dividends paid during the fiscal year qualified for the lower income tax rate available to individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003:

Fund	Qualified Dividend Income
Floating Rate Strategies Fund	0.05%

Additionally, of the taxable ordinary income distributions paid during the fiscal year ending September 30, 2015, the Fund had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively.

Fund	Qualified Interest	Qualified Short-Term Capital Gain
Floating Rate Strategies Fund	69.30%	100.00%

With respect to the taxable year ended September 30, 2015, the Fund hereby designates as capital gain dividends $852,380 or, if subsequently determined to be different, the net capital gain of such year.

62 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Report of the Guggenheim Funds Trust Contracts Review Committee

Guggenheim Funds Trust (the “Trust”) was organized as a Delaware statutory trust on November 8, 2013, and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust includes the following series:

THE GUGGENHEIM FUNDS ANNUAL REPORT | 63

OTHER INFORMATION (Unaudited)(continued)

●  Guggenheim Alpha Opportunity Fund (“Alpha Opportunity Fund”)

●  Guggenheim Enhanced World Equity Fund (“Enhanced World Equity Fund”)

●  Guggenheim High Yield Fund (“High Yield Fund”)

●  Guggenheim Large Cap Value Fund (“Large Cap Value Fund”)

●  Guggenheim Macro Opportunities Fund (“Macro Opportunities Fund”)

●  Guggenheim Mid Cap Value Institutional Fund (“Mid Cap Value Institutional Fund”)

●  Guggenheim Risk Managed Real Estate Fund (“Risk Managed Real Estate Fund”)

●  Guggenheim StylePlus—Large Core Fund (“StylePlus—Large Core Fund”)

●  Guggenheim Total Return Bond Fund (“Total Return Bond Fund”)

●  Guggenheim Capital Stewardship Fund (“Capital Stewardship Fund”)

●  Guggenheim Floating Rate Strategies Fund (“Floating Rate Strategies Fund”)

●  Guggenheim Investment Grade Bond Fund (“Investment Grade Bond Fund”)

●  Guggenheim Limited Duration Fund (“Limited Duration Fund”)

●  Guggenheim Mid Cap Value Fund (“Mid Cap Value Fund”)

●  Guggenheim Municipal Income Fund (“Municipal Income Fund”)

●  Guggenheim Small Cap Value Fund (“Small Cap Value Fund”)

●  Guggenheim StylePlus—Mid Growth Fund (“StylePlus—Mid Growth Fund”)

●  Guggenheim World Equity Income Fund (“World Equity Income Fund”)

With the exception of Capital Stewardship Fund, Enhanced World Equity Fund, Floating Rate Strategies Fund, Limited Duration Fund, Macro Opportunities Fund, Risk Managed Real Estate Fund and Total Return Bond Fund, Security Investors, LLC, also known as Guggenheim Investments (“Security Investors”) and an indirect subsidiary of Guggenheim Partners, LLC, a global, diversified financial services firm (“Guggenheim Partners”), serves as investment adviser to each series of the Trust. (Guggenheim Partners, Security Investors, Guggenheim Partners Investment Management, LLC (“GPIM”) and their affiliates may be referred to herein collectively as “Guggenheim.”) In this connection, the Trust and Security Investors have entered into five separate investment management agreements which group the series as follows: (i) Mid Cap Value Fund, Mid Cap Value Institutional Fund, Small Cap Value Fund, StylePlus—Large Core Fund and World Equity Income Fund; (ii) Large Cap Value Fund; (iii) StylePlus—Mid Growth; (iv)

64 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

Investment Grade Bond Fund, High Yield Fund and Municipal Income Fund; and (v) Alpha Opportunity Fund. (The Funds identified in (i) through (v) above are collectively referred to herein as the “SI-Advised Funds.”) Under the terms of the applicable investment management agreement between the Trust and Security Investors, Security Investors also is responsible for overseeing the activities of GPIM, an indirect subsidiary of Guggenheim Partners, with respect to its service as investment sub-adviser to Municipal Income Fund, pursuant to an investment sub-advisory agreement between Security Investors and GPIM (the “Sub-Advisory Agreement”).

GPIM serves as investment adviser with respect to each of Capital Stewardship Fund, Enhanced World Equity Fund, Floating Rate Strategies Fund, Limited Duration Fund, Macro Opportunities Fund, Risk Managed Real Estate Fund and Total Return Bond Fund (collectively, the “GPIM-Advised Funds” and together with the SI-Advised Funds, the “Funds” and individually, a “Fund”). In this connection, the Trust and GPIM have entered into five separate investment advisory agreements which group includes the GPIM-Advised Funds as follows: (i) Enhanced World Equity Fund; (ii) Floating Rate Strategies Fund, Macro Opportunities Fund and Total Return Bond Fund; (iii) Capital Stewardship Fund; (iv) Limited Duration Fund; and (v) Risk Managed Real Estate Fund. (The investment management agreements pertaining to the SI-Advised Funds and the investment advisory agreements pertaining to the GPIM-Advised Funds are referred to herein together as the “Advisory Agreements” and, together with the Sub Advisory Agreement, as the “Agreements.” In addition, unless the context indicates otherwise, GPIM, with respect to its service as investment adviser to the GPIM-Advised Funds, and Security Investors as to the SI-Advised Funds, are each referred to herein as the “Adviser” and together, the “Advisers.”) Under the supervision of the Board of Trustees of the Trust (the “Board,” with the members of the Board referred to individually as the “Trustees”), the Advisers regularly provide (or, as applicable, oversee the provision of) investment research, advice and supervision, a continuous investment program, and direct the purchase and sale of securities and other investments for each Fund’s portfolio.

Following an initial two-year term, the Advisory Agreements continue in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested persons,” as defined by the 1940 Act, of the Trust (the “Independent Trustees”) casting votes in person at a meeting called for such purpose. At meetings held in person on April 29, 2015 (the “April Meeting”) and on May 19, 2015 (the “May Meeting”), the members of the Contracts Review Committee of the Board (the “Committee”), consisting solely

THE GUGGENHEIM FUNDS ANNUAL REPORT | 65

OTHER INFORMATION (Unaudited)(continued)

of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Advisory Agreements and the Sub-Advisory Agreement in connection with the Committee’s annual contract review schedule.1 As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”). Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Agreements and other principal contracts. In this connection, Independent Legal Counsel advised the Committee of: (i) the responsibilities of board members under applicable law; (ii) the standards for determining what constitutes an excessive fee as delineated by the courts and the factors the Trustees should consider in determining whether to approve the fee arrangements; and (iii) the disclosure requirements pertaining to these approvals, as required by the Securities and Exchange Commission. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. Recognizing that the evaluation process with respect to the services provided by each of the Advisers is an ongoing one, the Committee also considered the variety of written materials, reports and oral presentations it received (and also received by the full Board) throughout the year regarding performance and operating results of the Funds.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help boards of directors/trustees fulfill their advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. Guggenheim prepared a presentation in response to a formal request for information sent by Independent Legal Counsel on behalf of the Independent Trustees. In addition, Guggenheim made a presentation at the April Meeting, which addressed areas identified for discussion by the Committee Chair and Independent Legal Counsel. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided following the April Meeting (collectively with the foregoing reports and materials, the “Contract Materials”).

[1]

Since the Capital Stewardship Fund was subject to an investment management agreement approved by the Board for an initial term of two years at an in-person meeting of the Board held on August 19-20, 2014, it was not included in the contract renewal process conducted at the meetings in April and May 2015. Accordingly, references herein to the “Funds” should be understood as referring to all series of the Trust, excluding the Capital Stewardship Fund.

66 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

Among other things, Guggenheim provided: (i) staffing reports and biographies of those key personnel of each Adviser providing services to the Funds; (ii) descriptions of various services performed by Guggenheim for the provision of a continuous investment program for each Fund, monitoring compliance with Fund investment strategies and statutory requirements, reviewing trading processes and conducting investment performance analyses; (iii) information regarding each Adviser’s compliance and regulatory history, including its Form ADV; and (iv) information concerning the parent company and overall Guggenheim organization and strategic plans and goals, all to assist the Committee in assessing the nature, extent and quality of services provided by each of Security Investors and GPIM, respectively. In addition, Guggenheim’s response included information comparing the investment performance, advisory fees and total expenses of the Funds to other funds (including such information presented in the FUSE reports as well as supplemental information prepared by Guggenheim), charts showing gross revenues, expenses and earnings for Guggenheim by product line and each Fund, including a breakout of various expenses, a description of Guggenheim’s expense allocation methodology and information about the profitability of the Funds to Guggenheim Investments (the investment management business of Guggenheim Partners), financial information for Guggenheim Investments, and certain information about Guggenheim’s insurance policies, business continuity plan, proxy voting procedures, trade allocation, shareholder communications and compliance monitoring, among other things.

The Committee considered the foregoing Contract Materials in the context of its substantial accumulated experience governing the Trust and weighed the factors and standards discussed with Independent Legal Counsel. Following an analysis and discussion of the factors identified below and in the exercise of its business judgment, the Committee concluded that it was in the best interests of the Funds2 to recommend that the Board approve the renewal of each Advisory Agreement and the Sub Advisory Agreement for an additional 12-month term.

Investment Advisory Agreements

Nature, Extent and Quality of Services Provided by each Adviser: With respect to the nature, extent and quality of services currently provided by each Adviser, the Committee considered the information provided by Guggenheim concerning the

[2]

At the May Meeting, the Board determined to close and liquidate the Enhanced World Equity Fund based upon the Adviser’s recommendation (the “Liquidation Proposal”). Following an evaluation of strategic options, the Board determined that liquidation of the Fund as a series of the Trust would be in the best interests of the Fund and its shareholders. In view of the Liquidation Proposal, the Committee recommended the continuation of the Advisory Agreement with respect to the Enhanced World Equity Fund to provide for the continuation of advisory services until such time as the Fund was liquidated.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 67

OTHER INFORMATION (Unaudited)(continued)

education, experience, professional affiliations, areas of responsibility and duties of key personnel performing services for the Funds, including those personnel providing compliance oversight. In this connection, the Committee considered Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds and noted Guggenheim’s report on recent additions and departures in personnel who work on matters relating to the Funds or are significant to the operations of each Adviser. The Committee also considered the Advisers’ attention to relevant developments in the mutual fund industry and its observance of compliance and regulatory requirements, and noted that on a regular basis the Board receives and reviews information from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. In addition, the Committee took into account the various compliance and risk management initiatives undertaken by Guggenheim, including, among other things, the hiring of additional staff to support the firm’s Chief Risk Officer, initiatives related to the risks associated with the investment process and risk at the enterprise level, the organization’s risk management infrastructure and critical activities. The Committee also considered Guggenheim’s other initiatives intended to achieve greater enhancements and efficiencies in the organization’s ability to provide services to all of the registered investment companies for which Security Investors, GPIM or another Guggenheim affiliate serves as investment adviser/manager (including the Funds), such as efforts to consolidate compliance manuals and align processes of the Funds with those of other Funds managed by the Advisers or another Guggenheim affiliate. Moreover, in connection with the Committee’s evaluation of the overall package of services provided by each Adviser, the Committee considered each Adviser’s administrative capabilities, including its role in monitoring and coordinating compliance responsibilities with the fund administrator, transfer agent, distributor, custodian and other service providers to the Funds.

With respect to Guggenheim’s resources and the ability of each Adviser to carry out its responsibilities under the applicable Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee certain unaudited financial information concerning the Advisers’ parent company, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”). (The Committee received the audited consolidated financial statements of GPIMH once available following the April Meeting.)

The Committee also considered the acceptability of the terms of each Advisory Agreement (including the scope of services required to be performed by each Adviser). Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and at the May Meeting, as well as other considerations, including the Committee’s knowledge of each Adviser’s quality of

68 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

performance of its duties through Board meetings, discussions and reports during the year, the Committee concluded that each Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under each Advisory Agreement with respect to the Funds.

Investment Performance: The Committee received, for each Fund, investment returns for the five-year, three-year, one-year and three-month periods ended December 31, 2014, as applicable. In addition, the Committee received a comparison of each Fund’s performance to the performance of a benchmark, a peer group of similar funds and a broader universe of funds identified by FUSE, in each case for the same periods and, with respect to performance universe rankings for each Fund as to the returns of Class A shares, also for the ten-year period ended December 31, 2014, as applicable. The Committee received from FUSE representatives and considered a description of the methodology employed by FUSE for identifying each Fund’s peer group and universe for performance and expense comparisons.

In seeking to evaluate Fund performance over a full market cycle, the Committee generally focused its attention first on five-year and three-year performance rankings as compared to the relevant universe of funds, but also considered more recent performance periods, including the one-year period and, as deemed appropriate, the three-month period, for certain Funds such as for those Funds that were recently launched or had undergone recent changes in the composition of the portfolio management team and/or the investment strategies employed. In this connection, the Committee made the following observations:

Alpha Opportunity Fund: The Fund’s Class A shares outperformed the performance universe median for the five-year and three-year periods, ranking in the 1st and 4th percentiles, respectively. In light of various changes to this Fund, including the resignation of Mainstream Investment Advisors, LLC, effective September 30, 2013, as the Fund’s sub-adviser for the domestic long/short sub-portfolio of the Fund and the assumption by Security Investors of such investment management responsibility, the impact on portfolio management as a result of the Lehman bankruptcy,3 and subsequent changes to the Fund’s investment strategies, a reduction in the fund accounting and administration fee and the re-opening of the Fund to new subscriptions, the Committee considered

[3]

The Committee considered the circumstances that affected the management of the Fund as a result of the Fund’s prime broker, Lehman Brothers International Europe (“LBIE”), being placed into administration on September 15, 2008. The Fund’s exposure to LBIE had consisted of short sale proceeds held by LBIE, and restricted long positions held at the Fund’s custodian, as collateral for such short sales, which limited the management of the portfolio.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 69

OTHER INFORMATION (Unaudited)(continued)

more recent performance periods, including the one-year and the three-month periods. The Committee observed that the Fund’s Class A shares outperformed the performance universe median for the one-year and three-month periods ended December 31, 2014, ranking in the 11th and 4th percentiles, respectively.

Floating Rate Strategies Fund: The returns of the Fund’s Class A shares ranked in the 6th and 1st percentiles of its performance universe for the three-year and one-year periods ended December 31, 2014, respectively, and outperformed the performance universe median for each of these periods.

High Yield Fund: The Fund’s Class A shares ranked in the 64th, 7th and 46th percentiles of the performance universe for the five-year, three-year and one-year periods ended December 31, 2014, respectively, and outperformed the performance universe median for the three-year and one-year periods.

Investment Grade Bond Fund: The Fund’s Class A shares outperformed the performance universe median for the five-year, three-year and one-year periods ended December 31, 2014, ranking in the 14th, 4th and 3rd percentiles, respectively. The Committee also noted Guggenheim’s statement that the Fund outperformed its benchmark, the Barclays Capital U.S. Aggregate Index, for the five-year, three-year and one-year periods ended December 31, 2014, and that the current portfolio manager began management in August 2012 and, since that time, performance has been in the 1st quartile.

Large Cap Value Fund: The returns of the Class A shares underperformed the performance universe median for the five-year, three-year and one-year periods ended December 31, 2014, and ranked in the 76th, 60th and 78th percentiles, respectively. In analyzing this performance data, the Committee considered management’s discussion of the effect that stock selection had on the Fund’s performance. The Committee also noted recent measures taken by the Adviser to remedy relative underperformance, including enhancements to the portfolio analytics process with additional risk controls. The Committee took into account the presentations by the Fund’s portfolio management team at recent Board meetings and the team’s view that, although market conditions over the past several years had posed challenges for disciplined, long-term value investors, the long-term investment process employed for the Fund remains effective. The Committee also considered subsequent discussions with Guggenheim’s Assistant Chief Investment Officer (Equities) and the Managing Director of Equities concerning the portfolio management team’s investment thesis and portfolio construction processes and the continued confidence expressed by Guggenheim management in the portfolio management team’s capabilities, citing improved performance for the year-to-date as of March 31, 2015. In this connection, the Committee observed that, as to the Fund’s longer term performance track record,

70 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

the FUSE report listed the returns for the Fund’s Class A shares for the ten-year period ended December 31, 2014, which exceeded the performance universe median, ranking in the 45th percentile. The Committee also noted Guggenheim’s commitment to monitor the Fund’s performance and update the Independent Trustees on a quarterly basis as to the impact of the process enhancements implemented to-date and advise on other steps that might be taken to address the Fund’s underperformance, if necessary.

Limited Duration Fund: The Committee noted the Fund’s inception date of December 16, 2013 and observed that the returns of the Fund’s Class A shares ranked in the 8th and 18th percentiles of the performance universe for the one-year and three-month periods ended December 31, 2014, respectively, outperforming the median returns.

Macro Opportunities Fund: The returns of the Fund’s Class A shares ranked in the 3rd and 8th percentiles of the performance universe for the three-year and one-year periods ended December 31, 2014, respectively, and outperformed the performance universe median for each of these periods. The Committee considered information provided by Guggenheim indicating that the Fund, which commenced operations on November 30, 2011, outperformed its benchmark, the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index, for the three-year and one-year periods ended December 31, 2014.

Mid Cap Value Fund: The returns of the Class A shares underperformed the performance universe median for the five-year, three-year and one-year periods ended December 31, 2014, and ranked in the 92nd, 80th and 67th percentiles, respectively. In analyzing this performance data, the Committee considered management’s discussion of the effect that stock selection had on the Fund’s performance. The Committee also noted recent measures taken by the Adviser to remedy relative underperformance, including enhancements to the portfolio analytics process with additional risk controls. The Committee took into account the presentations by the Fund’s portfolio management team at recent Board meetings and the team’s view that, although market conditions over the past several years had posed challenges for disciplined, long-term value investors, the long-term investment process employed for the Fund remains effective. The Committee also considered subsequent discussions with Guggenheim’s Assistant Chief Investment Officer (Equities) and the Managing Director of Equities concerning the portfolio management team’s investment thesis and portfolio construction processes and the continued confidence expressed by Guggenheim management in the portfolio management team’s capabilities, citing improved performance for the year-to-date as of March 31, 2015. In this connection, the Committee observed that, as to the Fund’s longer term performance track record, the FUSE report listed the Fund’s performance for the ten-year period ended

THE GUGGENHEIM FUNDS ANNUAL REPORT | 71

OTHER INFORMATION (Unaudited)(continued)

December 31, 2014 in the 1st quartile (22nd percentile) and that, according to Guggenheim, the Fund outperformed its benchmark over the same period and since inception. The Committee also noted Guggenheim’s statement that the underperformance for the five-year period is heavily influenced by the lagging performance in calendar year 2011 where growth and large cap stocks were rewarded over value and issuers with smaller market capitalizations. In addition, the Committee noted Guggenheim’s commitment to monitor the Fund’s performance and update the Independent Trustees on a quarterly basis as to the impact of the process enhancements implemented to-date and advise on other steps that might be taken to address the Fund’s underperformance, if necessary.

Mid Cap Value Institutional Fund: The Fund’s returns underperformed the performance universe median for the five-year, three-year and one-year periods ended December 31, 2014 and ranked in the 88th, 72nd and 61st percentiles, respectively. In analyzing this performance data, the Committee considered management’s discussion of the effect that stock selection had on the Fund’s performance. The Committee also noted recent measures taken by the Adviser to remedy relative underperformance, including enhancements to the portfolio analytics process with additional risk controls. The Committee took into account the presentations by the Fund’s portfolio management team at recent Board meetings and the team’s view that, although market conditions over the past several years had posed challenges for disciplined, long-term value investors, the long-term investment process employed for the Fund remains effective. The Committee also considered subsequent discussions with Guggenheim’s Assistant Chief Investment Officer (Equities) and the Managing Director of Equities concerning the portfolio management team’s investment thesis and portfolio construction processes and the continued confidence expressed by Guggenheim management in the portfolio management team’s capabilities, citing improved performance for the year-to-date as of March 31, 2015. In addition, the Committee noted Guggenheim’s statement that the underperformance for the five-year period is heavily influenced by the lagging performance in calendar year 2011 where growth and large cap stocks were rewarded over value and issuers with smaller market capitalizations. The Committee also considered Guggenheim’s commitment to monitor the Fund’s performance and update the Independent Trustees on a quarterly basis as to the impact of the process enhancements implemented to-date and advise on other steps that might be taken to address the Fund’s underperformance, if necessary.

Municipal Income Fund: The Committee considered that Security Investors does not directly manage the investment portfolio but has delegated such duties to GPIM. Based on the information provided and the review of the Fund’s investment

72 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

performance, the Committee concluded that Security Investors had appropriately reviewed and monitored GPIM’s investment performance as Sub-Adviser to the Fund.

Risk Managed Real Estate Fund: The returns of the Fund’s Class A shares ranked in the 67th percentile of its performance universe for the three month period ended December 31, 2014. The Committee considered that the Fund was recently organized as of February 12, 2014 and has a limited period of operation.

StylePlus—Large Core Fund: The Fund implemented a strategy change and a new portfolio management team in May 2013. In light of the foregoing, the Committee considered more recent performance periods, including the one-year and three-month periods ended December 31, 2014, and observed that the returns of the Fund’s Class A shares exceeded the median of its performance universe for both periods, ranking in the 10th and the 41st percentiles for the one-year and three-month periods, respectively. The Committee also took into account that the Fund outperformed its benchmark for the one-year period ended December 31, 2014.

StylePlus—Mid Growth Fund: The Fund implemented a strategy change and a new portfolio management team in May 2013. In light of the foregoing, the Committee considered more recent performance periods, including the one-year and three-month periods ended December 31, 2014, and observed that the returns of the Fund’s Class A shares exceeded the median of its performance universe for both periods, ranking in the 13th and 36th percentiles for the one-year and three-month periods, respectively. The Committee also took into account that the Fund had outperformed its benchmark for the one-year period ended December 31, 2014.

Small Cap Value Fund: The Fund underperformed its performance universe median for the five-year, three-year and one-year periods ended December 31, 2014 and ranked in the 87th, 71st and 92nd percentiles, respectively. In analyzing this performance data, the Committee considered management’s discussion of the effect that stock selection had on the Fund’s performance. The Committee also noted recent measures taken by the Adviser to remedy relative underperformance, including enhancements to the portfolio analytics process with additional risk controls. The Committee took into account the presentations by the Fund’s portfolio management team at recent Board meetings and the team’s view that, although market conditions over the past several years had posed challenges for disciplined, long-term value investors, the long-term investment process employed for the Fund remains effective. The Committee also considered subsequent discussions with Guggenheim’s Assistant Chief Investment Officer (Equities) and the Managing Director of Equities concerning the portfolio management team’s investment thesis and portfolio construction processes and the continued

THE GUGGENHEIM FUNDS ANNUAL REPORT | 73

OTHER INFORMATION (Unaudited)(continued)

confidence expressed by Guggenheim management in the portfolio management team’s capabilities, citing improved performance for the year-to-date as of March 31, 2015. In addition, the Committee noted Guggenheim’s statement that the underperformance for the five-year period is heavily influenced by the lagging performance in calendar year 2011 where growth and large cap stocks were rewarded over value and issuers with smaller market capitalizations. The Committee also considered Guggenheim’s commitment to monitor the Fund’s performance and update the Independent Trustees on a quarterly basis as to the impact of the process enhancements implemented to-date and advise on other steps that might be taken to address the Fund’s underperformance, if necessary.

Total Return Bond Fund: The returns of the Fund’s Class A shares ranked in the 1st and 2nd percentiles of its performance universe for the three-year and one-year periods ended December 31, 2014, respectively, and outperformed the performance universe median for each of these periods.

World Equity Income Fund: The Fund implemented a strategy change and a new portfolio management team in August 2013. In light of the foregoing, the Committee considered more recent performance periods, including the one-year and three-month periods ended December 31, 2014, and observed that the returns of the Fund’s Class A shares exceeded its performance universe median for the one-year period, ranking in the 27th percentile, and lagged its performance universe median for the three-month period, ranking in the 83rd percentile.

After reviewing the foregoing and related factors, the Committee concluded, within the context of its overall conclusions regarding the Advisory Agreements, that: (i) each Fund’s performance was acceptable; or (ii) it was satisfied with Guggenheim’s responses and efforts relating to investment performance.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Investment Manager from Its Relationship with the Funds: The Committee compared each Fund’s contractual advisory fee and total net expense ratio to the applicable peer group and compared each Fund’s total net expense ratio to its universe of funds for the various classes. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements) of the peer group of funds. In addition, the Committee considered each Fund’s advisory fee as compared to the advisory fee charged by the applicable Adviser to another fund and/or institutional separate account with a similar investment objective and strategies, as applicable, noting that, in certain instances, the Adviser charges a lower advisory fee to other clients. The Committee considered Guggenheim’s explanation that lower fees are charged in certain instances due to numerous factors, including the scope of contract, types

74 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

of investors, applicable regulatory and legal structures, tax status, and for historical pricing reasons. In this regard, the Committee took into account Guggenheim’s assertion that the differences in fees reflected the Advisers’ greater level of responsibilities and significantly broader scope of services regarding the Funds, the more extensive regulatory obligations and risks associated with managing the Funds, and other financial considerations with respect to the Funds.

In further considering the comparative fee and expense data presented in the Contract Materials and addressed by Guggenheim, the Committee made the following observations:

Alpha Opportunity Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the asset weighted total net expense ratio are in the second quartile (27th and 45th percentiles, respectively) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

Floating Rate Strategies Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the fourth quartile (82nd percentile) of its peer group and the asset weighted total net expense ratio is in the third quartile (61st percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

High Yield Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (40th percentile) of its peer group and the asset weighted total net expense ratio is in the fourth quartile (77th percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

Investment Grade Bond Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the third quartile (67th percentile) of its peer group and the asset weighted total net expense ratio is in the fourth quartile (84th percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

Large Cap Value Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (31st percentile) of its peer group and the asset weighted total net expense ratio is in the first quartile (22nd percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 75

OTHER INFORMATION (Unaudited)(continued)

Limited Duration Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the third quartile (72nd percentile) of its peer group and the asset weighted total net expense ratio is in the second quartile (45th percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

Macro Opportunities Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the fourth quartile (85th percentile) of its peer group and the asset weighted total net expense ratio is in the third quartile (61st percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

Mid Cap Value Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (43rd percentile) of its peer group and the asset weighted total net expense ratio is in the fourth quartile (85th percentile) of its peer group.

Mid Cap Value Institutional Fund: The contractual advisory fee of the Fund is in the first quartile (15th percentile) of its peer group and the total net expense ratio is in the third quartile (69th percentile) of its peer group.

Municipal Income Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the asset weighted total net expense ratio are in the second quartile (26th and 38th percentiles, respectively) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

Risk Managed Real Estate Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the asset weighted total net expense ratio are in the first quartile (1st percentile as to each) of its peer group.

StylePlus—Large Core Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the asset weighted total net expense ratio are in the fourth quartile (80th and 100th percentiles, respectively) of its peer group.

StylePlus—Mid Growth Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (34th percentile) of its peer group and the asset weighted total net expense ratio is in the fourth quartile (100th percentile) of its peer group.

76 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

Small Cap Value Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the fourth quartile (78th percentile) of its peer group and the asset weighted total net expense ratio is in the first quartile (25th percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

Total Return Bond Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the fourth quartile (86th percentile) of its peer group and the asset weighted total net expense ratio is in the first quartile (19th percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

World Equity Income Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (27th percentile) of its peer group and the asset weighted total net expense ratio is in the fourth quartile (80th percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

With respect to the costs of services provided and profits realized by Guggenheim Investments from its relationship with the Funds, the Committee reviewed a profitability analysis and data from management for each Fund setting forth the average assets under management for the twelve months ended December 31, 2014, ending assets under management as of December 31, 2014, gross revenues received by Guggenheim Investments, expenses incurred in providing services to the Funds, earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2013. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis. In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the complexity of the investment strategies employed for the Funds, in addition to the foregoing data and various figures.

The Committee considered other benefits available to each Adviser because of its relationship with the Funds and noted that Security Investors and GPIM may be deemed to benefit from arrangements whereby an affiliate, Rydex Fund Services, LLC, receives fees for (i) performing certain administrative functions and bookkeeping, accounting and pricing functions for the Funds pursuant to a Fund Accounting and Administration Agreement, and (ii) acting as transfer agent for the Funds and performing all shareholder servicing functions, including transferring record ownership, processing purchase and redemption transactions, answering

THE GUGGENHEIM FUNDS ANNUAL REPORT | 77

OTHER INFORMATION (Unaudited)(continued)

inquiries, mailing shareholder communications, and acting as the dividend disbursing agent pursuant to a Transfer Agency Agreement. The Committee reviewed the compensation arrangements for the provision of the foregoing services. The Committee also noted Guggenheim’s statement that it may benefit from marketing synergies arising from offering a broad spectrum of products, including the Funds. Based on all of the information provided and its review, the Committee determined that Guggenheim Investments’ profitability from its relationship with the Funds was not unreasonable.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Funds were being passed along to the shareholders. In this connection, the Committee also noted the Adviser’s statement that Guggenheim continues to develop the infrastructure needed to support Fund asset growth and to achieve economies of scale across the firm’s various products and product lines. Thus, while Guggenheim may be benefiting from certain economies of scale and related cost efficiencies, it is concurrently realizing new costs and expenses associated with investment in infrastructure, personnel and systems.

In addition, the Committee considered the size of the Funds and the competitiveness of and/or other determinations made regarding the current advisory fee for each Fund. The Committee also took into account Guggenheim’s statement that generally the Funds’ assets are not sufficiently large to warrant breakpoints, with only four Funds—Floating Rate Strategies Fund, Macro Opportunities Fund, Mid Cap Value Fund, and Total Return Bond Fund—having assets in excess of (or approaching) $1 billion as of March 31, 2015. With respect to the four Funds noted, the Committee noted that none of the Funds had levels of profitability that were outliers and made the following observations:

Floating Rate Strategies Fund: The Adviser has entered into an expense limitation agreement with respect to the Fund. In addition, the Fund’s total net expense ratio is competitive with the peer group median.

Macro Opportunities Fund: The Adviser has entered into an expense limitation agreement with respect to the Fund. Although the contractual advisory fee is in the fourth quartile of its peer group, the total net expense ratio is competitive with the peer group median. In addition, as noted, the Committee considered Guggenheim’s statement that the Fund is unique to its peer group in that it has a broader investment mandate with greater opportunistic flexibility.

78 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

Mid Cap Value Fund: The Fund’s contractual advisory fee is in line with the peer group median (43rd percentile) and the total net expense ratio is competitive with the peer group median.

Total Return Bond Fund: The Adviser has entered into an expense limitation agreement with respect to the Fund. Although the contractual advisory fee is in the fourth quartile of its peer group, the total net expense ratio is in the first quartile (19th percentile).

The Committee determined that, taking into account all relevant factors, the advisory fee structure for each Fund was reasonable.

Sub-Advisory Agreement

Nature, Extent and Quality of Services Provided by the Sub-Adviser: With respect to the nature, extent and quality of services provided by GPIM (referred to in this discussion as the “Sub-Adviser”), the Committee considered the qualifications, experience and skills of the Sub-Adviser’s portfolio management and other key personnel and information from the Sub-Adviser describing the scope of its services to Municipal Income Fund. The Committee also considered the information provided by the Sub-Adviser concerning the Sub-Adviser’s investment practices and techniques and compliance policies and procedures, among other things. With respect to Guggenheim’s resources and the Sub-Adviser’s ability to carry out its responsibilities under the Sub-Advisory Agreement, the Committee included as part of its considerations the unaudited financial information concerning GPIMH presented by the Chief Financial Officer of Guggenheim Investments. (As noted, the Committee received the audited consolidated financial statements of GPIMH once available following the April Meeting.)

The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement. Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and at the May Meeting, as well as other considerations, including the Committee’s knowledge of the Sub-Adviser’s quality of performance of its duties through Board meetings, discussions and reports throughout the year, the Committee concluded that the Sub-Adviser and its personnel were qualified to serve Municipal Income Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Sub Advisory Agreement.

Investment Performance: The Committee considered that the Fund’s Class A shares outperformed the performance universe for the five-year and three-year periods ended December 31, 2014, ranking in the 1st and 35th percentiles, respectively. On January 13, 2012, the Fund acquired the assets and assumed the liabilities of TS&W/Claymore Tax-Advantaged Balanced Fund (the “Predecessor Fund”),

THE GUGGENHEIM FUNDS ANNUAL REPORT | 79

OTHER INFORMATION (Unaudited)(concluded)

a closed-end fund which used different investment strategies and had different investment advisers. Class A shares of the Fund have assumed the performance, financial and other historical information of the Predecessor Fund’s common shares and the performance of Class A shares of the Fund reflects the performance of the Predecessor Fund. In light of the foregoing, the Committee took into account more recent periods and noted that the Fund’s Class A shares outperformed the performance universe median for the one-year and three-month periods ended December 31, 2014, ranking in the 18th and 47th percentiles, respectively. In this connection, the Committee also considered that the Fund outperformed its benchmark over the one-year and three-month periods ended December 31, 2014.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Sub-Adviser from Its Relationship with the Fund: The Committee reviewed the level of sub-advisory fees payable to GPIM, noting that the fees would be paid by Security Investors and do not impact the fees paid by the Fund. The Committee also compared the sub-advisory fee paid by the Adviser to the Sub-Adviser to the fees charged by the Sub-Adviser to other clients including other registered investment companies.

Economies of Scale: The Committee recognized that, because the Sub-Adviser’s fees would be paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the applicable Advisory Agreement, which was separately considered. (See “Advisory Agreements – Economies of Scale” above.)

Overall Conclusions

Based on the foregoing, the Committee determined that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of the Agreements is in the best interests of each Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his business judgment, may attribute different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement and the Sub-Advisory Agreement for an additional 12-month term. Thereafter, on May 20, 2015, the Board, including all of the Independent Trustees, approved the renewal of each Advisory Agreement and the Sub-Advisory Agreement for an additional 12-month term.

80 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee	Since 2014	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	107	Current: Trustee, Purpose Investments Inc. (2014-Present).
Donald A. Chubb, Jr. (1946)	Trustee	Since 1994	Current: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-present).	103	Current: Midland Care, Inc. (2011-present).
Jerry B. Farley (1946)	Trustee	Since 2005	Current: President, Washburn University (1997-present).	103	Current: Westar Energy, Inc. (2004-present); CoreFirst Bank & Trust (2000-present).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 81

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES - continued
Roman Friedrich III (1946)	Trustee and Chairman of the Contracts Review Committee	Since 2014	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present). Former: Senior Managing Director, MLV & Co. LLC (2010-2011).	103	Current: Zincore Metals, Inc. (2009-present). Former: Axiom Gold and Silver Corp. (2011-2012).
Robert B. Karn III (1942)	Trustee and Chairman of the Audit Committee	Since 2014	Current: Consultant (1998-present). Former: Arthur Andersen (1965-1997) and Managing Partner, Financial and Economic Consulting, St. Louis office (1987-1997).	103	Current: Peabody Energy Company (2003-present); GP Natural Resource Partners, LLC (2002- present).
Ronald A. Nyberg (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2014	Current: Partner, Nyberg & Cassioppi, LLC (2000-present). Former: Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	109	Current: Edward-Elmhurst Healthcare System (2012-present).

82 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES - concluded
Maynard F. Oliverius (1943)	Trustee	Since 1998	Current: Retired. Former: President and CEO, Stormont-Vail HealthCare (1996-2012).	103	Current: Fort Hays State University Foundation (1999-present); Stormont-Vail Foundation (2013-present); University of Minnesota HealthCare Alumni Association Foundation (2009-present).
Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of the Board	Since 2014	Current: Portfolio Consultant (2010-present). Former: Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	106	Former: Bennett Group of Funds (2011-2013).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 83

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INTERESTED TRUSTEE
Donald C. Cacciapaglia*** (1951)	President, Chief Executive Officer and Trustee	Since 2012	Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present). Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	229

Current: Clear Spring Life Insurance Company (2015-present); Guggenheim Partners Japan, Ltd. (2014-present); Delaware Life (2013-present); Guggenheim Life and Annuity Company (2011-present); Paragon Life Insurance Company of Indiana (2011-present).

*	The business address of each Trustee is c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850.
**	Each Trustee serves an indefinite term, until his successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***	This Trustee is deemed to be an "interested person" of the Funds under the 1940 Act by reason of his position with the Funds' Investment Manager and/or the parent of the Investment Manager.

84 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS
Joseph M. Arruda (1966)	Assistant Treasurer	Since 2010

Current: Assistant Treasurer, certain other funds in the Fund Complex (2006-present); Vice President, Security Investors, LLC (2010-present); CFO and Manager, Guggenheim Specialized Products, LLC (2009-present).

Former: Vice President, Security Global Investors, LLC (2010-2011); Vice President, Rydex Advisors, LLC (2010); Vice President, Rydex Advisors II, LLC (2010).

William H. Belden, III (1965)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2006-present); Managing Director, Guggenheim Funds Investment Advisors, LLC (2005-present).

Former: Vice President of Management, Northern Trust Global Investments (1999-2005).

Mark J. Furjanic (1959)	Assistant Treasurer	Since 2014	Current: Vice President, Guggenheim Investments (2005-present); Assistant Treasurer, certain other funds in the Fund Complex (2008-present). Former: Senior Manager, Ernst & Young LLP (1999-2005).
James Howley (1972)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2004-present) ; Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 85

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS - continued
Amy J. Lee (1961)	Vice President and Chief Legal Officer	Since 2007 (Vice President) Since 2014 (Chief Legal Officer)

Current: Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014

Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Senior Associate, Guggenheim Investments (2012-present).

Former: J.D., University of Kansas School of Law (2009-2012).

Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: CCO, certain other funds in the Fund Complex (2012-present); CCO, Security Investors, LLC (2012-present); CCO, Guggenheim Funds Investment Advisors, LLC (2012-present); Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (March 2014-present).

Former: CCO, Guggenheim Distributors, LLC (2009-March 2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

86 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS - continued
Alison Santay (1974)	AML Officer	Since 2013

Current: AML Officer, certain other funds in the Fund Complex (2010-present); Director and AML Officer, Rydex Fund Services, LLC (2010-present); AML Officer, Security Investors, LLC (2010-present); Director, Shareholder Risk and Compliance, Rydex Fund Services, LLC (2004-present).

Former: AML Officer, Guggenheim Distributors, LLC (2013-2014).

Kimberly Scott (1974)	Assistant Treasurer	Since 2014

Current: Vice President, Guggenheim Investments (2012-present) ; Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 87

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS - concluded
John L. Sullivan (1955)	Chief Financial Officer and Treasurer	Since 2014

Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

*	The business address of each officer is c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.

88 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)

Rydex Funds, Guggenheim Funds, Rydex Investments, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Security Distributors, Inc., Guggenheim Partners Investment Managers, LLC, and Rydex Advisory Services (Collectively “Guggenheim Investments”).

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone—whether it is your personal information or if you are a current or former Guggenheim Investments client.

The Information We Collect About You

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Investments funds or one of the Guggenheim Investments affiliated companies. “Nonpublic personal information” is personally identifiable private information about you. For example, it includes information regarding your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

How We Handle Your Personal Information

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of

THE GUGGENHEIM FUNDS ANNUAL REPORT | 89

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)(continued)

new Rydex and Guggenheim Investments funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

Opt Out Provisions

We do not sell your personal information to anyone. The law allows you to “opt out” of only certain kinds of information sharing with third parties. The firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

How We Protect Privacy Online

Our concern for the privacy of our shareholders also extends to those who use our web site, guggenheiminvestments.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Guggenheim Investments web site offers customized features that require our use of “http cookies”—tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your email address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

90 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)(concluded)

We’ll Keep You Informed

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us at 800.820.0888 or 301.296.5100.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 91

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

9.30.2015

Guggenheim Funds Annual Report

Guggenheim Total Return Bond Fund

TRB-ANN-0915x0916	guggenheiminvestments.com

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
TOTAL RETURN BOND FUND	9
NOTES TO FINANCIAL STATEMENTS	46
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	73
OTHER INFORMATION	74
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	93
GUGGENHEIM INVESTMENTS PRIVACY POLICIES	101

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

September 30, 2015

Dear Shareholder:

Guggenheim Partners Investment Management, LLC (the “Investment Adviser”), is pleased to present the shareholder report for Guggenheim Total Return Bond Fund (the “Fund”) for the annual fiscal period ended September 30, 2015.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC, is the distributor of the Fund. Guggenheim Funds Distributors, LLC, is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Managers’ Commentary for the Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Donald C. Cacciapaglia
President
October 31, 2015

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

September 30, 2015

Total Return Bond Fund may not be suitable for all investors. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● When market conditions are deemed appropriate, the Fund will leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● Investments in reverse repurchase agreements expose the Fund to the many of the same risks as investments in derivatives. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political, or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). ● Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. ● The Fund’s investments in municipal securities can be affected by events that affect the municipal bond market. ● The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s investments in restricted securities may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	September 30, 2015

At the end of the period, the underlying U.S. economy continued to maintain its strong footing. A market correction that began in August persisted through the end of the period; September and October are historically difficult times for the stock market, and by extension, risk assets of any kind, including credit.

Markets had been performing solidly for most of the period. Growth mid-year bounced back from a weather-induced slowdown in the first quarter, with GDP increasing 3.9% for the second quarter. The labor and housing markets continued to strengthen, and the drop in gas prices was acting as a tax cut, which was expected to increase consumer spending power going into the holiday season. Even though labor markets are moving toward full employment, questions remain about the viability of sustained economic expansion in the U.S. In particular, there is debate about the net effect of declining energy prices and a stronger dollar. These are both positive for the U.S. consumer, but low oil prices hurt the U.S. energy industry and a strong dollar is challenging for U.S. manufacturers. In addition, oil prices and the strong dollar exert a downward pressure on inflation, and a risk of deflation is a negative for the economy.

At the same time, currency devaluation, particularly in Japan and the euro zone, is putting pressure on countries to devalue to improve export competitiveness. Those countries slow to devalue, like China, are feeling economic pressure at home, driving down asset prices, and increasing deflationary pressures, escalating the risk of financial contagion abroad. China may have to devalue the renminbi further due to continued slowing in the economy. Combined with the tepid expansion in both Europe and Japan, the pressure will be for central banks there to increase easing measures.

The U.S. Federal Reserve (the Fed) is hard pressed to justify a rate increase based on its self-prescribed metrics, which include rising inflation and an improved employment situation with clearly rising wages. At best, policymakers can argue that the prospects for wage growth and inflation are improving, but clear evidence is lacking.

A preemptive rate increase seems risky and opens the Fed to potential criticism given the fragility in financial markets and the prospect that rising U.S. rates could further strengthen the dollar and also potentially exacerbate foreign economic turbulence. While prices and wages remain tame, the risk of another asset bubble is increasing. The longer policy remains highly accommodative, the greater the likelihood that asset classes including commercial real estate, equities, or certain categories of bonds could become overvalued.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	September 30, 2015

At period end, the risk of financial contagion remained high, which could result in central banks providing additional liquidity or delaying rate increases. Use of the monetary printing press is a handy tool to prop up asset prices and temporarily spur economic growth, which is the main reason a recession does not appear to be on the horizon for either the G-7 nations or China. It’s also worth noting that there has never been a recession in the post-war period without the Fed first raising interest rates, after which it typically takes several years for a recession to be induced.

For the 12 months ended September 30, 2015, the Standard & Poor’s 500® Index* (“S&P 500®”) returned -0.61%. The Morgan Stanley Capital International (“MSCI”) Europe-Australasia-Far East (“EAFE”) Index* returned -8.66%. The return of the MSCI Emerging Markets Index* was -19.28%.

In the bond market, the Barclays U.S. Aggregate Bond Index* posted a 2.94% return for the period, while the Barclays U.S. Corporate High Yield Index* returned -3.43%. The return of the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.02% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar (“USD”)-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS.

Barclays U.S. Corporate High Yield Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2015 and ending September 30, 2015.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2015	Ending Account Value September 30, 2015	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Total Return Bond Fund
A-Class	0.93%	(0.39%)	$ 1,000.00	$ 996.10	$ 4.65
C-Class	1.65%	(0.75%)	1,000.00	992.50	8.24
P-Class[4]	0.84%	(0.21%)	1,000.00	997.90	3.45
Institutional Class	0.59%	(0.22%)	1,000.00	997.80	2.95

Table 2. Based on hypothetical 5% return (before expenses)
Total Return Bond Fund
A-Class	0.93%	5.00%	$ 1,000.00	$ 1,020.41	$ 4.71
C-Class	1.65%	5.00%	1,000.00	1,016.80	8.34
P-Class[4]	0.84%	5.00%	1,000.00	1,020.86	4.26
Institutional Class	0.59%	5.00%	1,000.00	1,022.11	2.99

[1]	Annualized and excludes expenses of the underlying funds in which the Fund invests.
[2]

Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period March 31, 2015 to September 30, 2015.
[4]

Since commencement of operations: May 1, 2015. Expenses paid based on actual fund return are calculated using 150 days from the commencement of operations. Expenses paid based on hypothetical 5% return are calculated using 183 days.

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2015

To Our Shareholders

Guggenheim Total Return Bond Fund (the “Fund”) is managed by a team of seasoned professionals, including B. Scott Minerd, Chairman of Investments and Global Chief Investment Officer; Anne B. Walsh, Senior Managing Director and Assistant Chief Investment Officer; Jeffrey B. Abrams, Senior Managing Director and Portfolio Manager; and James W. Michal, Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses the market environment and the Fund’s performance for the fiscal year ended September 30, 2015.

For the one-year period ended September 30, 2015, Guggenheim Total Return Bond Fund returned 2.56%1, compared with the 2.94% return of its benchmark, the Barclays U.S. Aggregate Bond Index.

The Fund seeks to provide total return, comprised of current income and capital appreciation. The Fund pursues its investment objective by investing primarily in high-quality, investment-grade fixed-income securities across multiple sectors. The Fund employs a tactical sector allocation strategy, offering the opportunity to capitalize on total return potential created by changing market conditions.

At the start of the period, market unease over the Fed winding down its purchases of U.S. Treasuries and mortgage-backed securities sparked risk aversion that drove market volatility. After a second-straight winter soft patch, and a dramatic drop in the price of oil, U.S. economic data began to strengthen in 2015, appearing to provide support for the Fed to proceed with raising interest rates sometime in 2015. The world kept a watchful eye on the Fed during the summer, as headlines moved from Greece to China, as China devalued the yuan in August, the first time in 20 years. As China’s move sent shockwaves through global financial markets, the Fed opted to keep rates zero-bound at its September meeting, citing concerns about potential downside risks to the U.S. outlook posed by recent global market volatility.

A key to Fund performance for the period was price appreciation stemming from the general tightening of credit spreads, except during the last few weeks of the period. Positive returns were driven largely by good credit selection in asset-backed securities (including collateralized loan obligations, or CLOs, and aircraft securitizations), mortgage-backed securities (including commercial mortgage-backed securities and non-agency residential mortgage-backed securities, or NARMBS), preferred securities, and investment-grade corporate bonds. There were no significant detractors from performance for the period. Derivatives, which consisted of interest-rate swaps used to extend duration, contributed slightly to performance for the year. Being underweight duration relative to the Index also

THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

MANAGERS’ COMMENTARY (Unaudited)(continued)	September 30, 2015

detracted from performance for the period. The lower duration stance stems partly from the Fund’s small allocation to Treasury bonds, compared with the Index’s allocation, its largest.

The chief attributes of the Fund over the period were holding a majority of the portfolio in structured credit, including commercial ABS and CLOs; and building up exposure to NARMBS. The Fund believes the residential sector has been offering good relative value due to low interest rates, an improving residential real estate market, and strong economic fundamentals.

A majority of the Fund’s structured credit holdings feature floating rates, yields higher than traditional securitized assets like auto or credit-card receivables, and, often, investment-grade ratings. The Fund believes that commercial ABS and CLOs offer some downside protection, and amortizing structures to keep credit exposure lower over time. Many of the NARMBS were purchased at discounts and also typically have floating coupons that help keep duration short. Floating rate instruments accounted for about half the portfolio at the end of the period.

Besides the increase in NARMBS, other notable position changes over the period included a reduction in exposure to leveraged credit and an increase in exposure to U.S. Treasury bonds.

The cut in leveraged credit by half over the course of the 12 months was partly in response to deteriorating fundamentals in the energy market and in anticipation of volatility associated with a market correction or rising interest rates. As the Fund became more defensive, overall portfolio liquidity increased and average credit quality improved across sectors. The shift in Treasuries resulted from decisions regarding curve positioning.

To manage curve positioning, the Fund added to the long end of its barbell strategy long-maturity zero-coupon Treasury bonds and municipal securities, the latter offering yield premiums to Treasuries and purchased at steep discounts. By balancing these with the short-term and floating rate holdings, the Fund kept its effective duration at around 4 years for most of the period, compared with an Index average of 5.5 years.

Guggenheim believes an accommodative Fed supports a benign credit environment, and the U.S. economy is well positioned for continued growth. The Fed may not have the clarity it seeks to tighten U.S. monetary policy anytime soon, which means rates will remain low for an extended period. The Fund will continue to focus on allocating to structured credit that should shield investors from rate volatility without having to sacrifice yield.

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)(concluded)	September 30, 2015

Periods of economic expansion have coincided with tightening spreads and low defaults, and economic data for the period indicate the U.S. expansion remains on track. Still, the watchword across risk assets in the past few months has been caution, as credit spreads widened during heightened market volatility. The Fund takes advantage of such periods of widening to add to spread duration and to take on more risk in expectation of a rebound.

The Fund invests excess cash into the Guggenheim Strategy Funds which, in turn, invest in a diversified portfolio of debt securities and financial instruments providing exposure to fixed income markets. The investment objective of the Guggenheim Strategy Funds is to seek a high level of income consistent with the preservation of capital. For the one -year period ended September 30, 2015, investment in the Guggenheim Strategy Funds has benefited Fund performance relative to investing in other short-term investments such as overnight repurchase agreements.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2015

TOTAL RETURN BOND FUND

OBJECTIVE: Seeks to provide total return, comprised of current income and capital appreciation.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	September 30, 2015

Inception Dates:
A-Class	November 30, 2011
C-Class	November 30, 2011
P-Class	May 1, 2015
Institutional Class	November 30, 2011

Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
AAA	16.8%
AA	13.7%
A	12.3%
BBB	9.5%
BB	9.6%
B	3.8%
CCC	7.3%
CC	1.3%
D	0.2%
NR2	16.4%
Other Instruments	9.1%
Total Investments	100.0%

The chart above reflects percentages of the value of total investments.

Ten Largest Holdings (% of Total Net Assets)
U.S. Treasury Notes	7.2%
Guggenheim Strategy Fund I	4.9%
U.S. Treasury Bonds	2.4%
AIM Aviation Finance Ltd.	1.6%
Triaxx Prime CDO Ltd.	1.3%
LMREC, Inc.	1.0%
LSTAR Securities Investment Trust	1.0%
Ares Finance Company II LLC	1.0%
LSTAR Securities Investment Trust	0.9%
CIFC Funding Ltd.	0.9%
Top Ten Total	22.2%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

[1]

Source: Factset. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All rated securities have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, which are all a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted Moody’s and Fitch ratings to the equivalent S&P rating. Unrated securities do not necessarily indicate low credit quality. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR securities do not necessarily indicate low credit quality.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2015

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2015

	1 Year	Since Inception (11/30/11)
A-Class Shares	2.56%	6.27%
A-Class Shares with sales charge†	-2.30%	4.93%
C-Class Shares	1.82%	5.50%
C-Class Shares with CDSC§	0.84%	5.50%
Institutional Class Shares	2.91%	6.64%
Barclays U.S. Aggregate Bond Index	2.94%	2.67%

Since Inception (05/01/15)
P-Class Shares	-0.21%
Barclays U.S. Aggregate Bond Index	0.21%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Barclays U.S. Aggregate Bond Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class shares, P-Class shares and Institutional Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	September 30, 2015
TOTAL RETURN BOND FUND

	Shares	Value

PREFERRED STOCKS†† - 0.2%

Financial - 0.1%
Aspen Insurance Holdings Ltd. 5.95%[1,2,3]	63,889	$1,629,169
AgriBank FCB 6.88%[1,3]	2,500	262,969
WhiteHorse II Ltd. due 06/15/17*,†††,4,5	450,000	45
GSC Partners CDO Fund V Ltd. due 11/20/16*,†††,4,5	1,325	—
Total Financial		1,892,183

Industrial - 0.1%
Seaspan Corp. 6.38% due 04/30/19	44,000	1,089,440
Total Preferred Stocks
(Cost $3,064,781)		2,981,623

MUTUAL FUNDS† - 4.9%
Guggenheim Strategy Fund I6	3,846,700	95,705,888
Total Mutual Funds
(Cost $95,773,142)		95,705,888

CLOSED-END FUNDS† - 0.2%
Guggenheim Strategic Opportunities Fund[6]	166,010	2,968,259
Total Closed-End Funds
(Cost $3,168,474)		2,968,259

SHORT TERM INVESTMENTS† - 3.9%
Federated U.S. Treasury Cash Reserve Fund 0.00%[13]	75,906,041	75,906,041
Total Short Term Investments
(Cost $75,906,041)		75,906,041

	Face Amount

ASSET-BACKED SECURITIES†† - 35.6%
Collateralized Loan Obligations - 24.2%
CIFC Funding Ltd.
2015-2A, 2.23% due 12/05/24[1,4]	$18,500,000	18,457,620
2007-1A, 1.81% due 05/10/21[1,4]	3,250,000	3,141,276
2015-1A, 2.47% due 01/22/27[1,4]	3,000,000	2,990,596
2015-2A, 2.32% due 04/15/27[1,4]	2,000,000	1,976,000
2014-1AR, 3.38% due 08/14/24[1,4]	750,000	743,571
2014-1A, 3.09% due 04/18/25[1,4]	500,000	486,251
Golub Capital Partners CLO Ltd.
2015-25A, 2.29% due 08/05/27[1,4]	16,500,000	16,315,607
2014-21A, 2.75% due 10/25/26[1,4]	2,700,000	2,642,643
2014-10AR, 3.24% due 10/20/21[1,4]	1,000,000	996,858
2014-18A, 3.80% due 04/25/26[1,4]	500,000	488,313
2013-17A, 4.11% due 10/25/25[1,4]	400,000	398,525
Fortress Credit BSL II Ltd.
2013-2A, 1.79% due 10/19/25[1,4]	15,500,000	15,289,591
2013-2A, 2.54% due 10/19/25[1,4]	4,000,000	3,944,965
Black Diamond CLO Ltd.
2013-1A, 1.70% due 02/01/23[1,4]	16,000,000	15,846,778
2013-1A, 3.55% due 02/01/23[1,4]	650,000	639,908
Great Lakes CLO Ltd.
2015-1A, 2.22% due 07/15/26[1,4]	10,000,000	9,894,762
2015-1A, 2.97% due 07/15/26[1,4]	4,000,000	3,958,320
2012-1A, 4.39% due 01/15/23[1,4]	1,250,000	1,249,972

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (continued)	September 30, 2015
TOTAL RETURN BOND FUND

	Face Amount	Value

2012-1A, due 01/15/23[4,5]	$1,000,000	$666,304
2014-1A, 3.99% due 04/15/25[1,4]	250,000	248,172
Marea CLO Ltd.
2015-1A, 2.09% due 10/15/23[1,4]	14,393,000	14,359,341
Fortress Credit Investments IV Ltd.
2015-4A, 2.22% due 07/17/23[1,4]	14,000,000	13,804,222
Venture CLO Ltd.
2015-11A, 2.26% due 11/14/22[1,4]	11,500,000	11,474,346
2013-14A, 3.08% due 08/28/25[1,4]	1,250,000	1,216,883
2013-12A, 3.18% due 02/28/24[1,4]	750,000	737,098
Treman Park CLO Ltd.
2015-1A, due 04/20/27[4,5]	13,600,000	12,737,056
Oaktree EIF II Series Ltd.
2014-A2, 2.57% due 11/15/25[1,4]	8,000,000	7,934,099
2014-A2, 3.47% due 11/17/25[1,4]	2,000,000	1,965,805
2015-B1A, 2.62% due 02/15/26[1,4]	1,500,000	1,486,991
Dryden 37 Senior Loan Fund
2015-37A, due 04/15/27[4,5]	10,000,000	9,333,406
Voya CLO Ltd.
2013-1X, due 04/15/24[5]	9,500,000	6,875,745
2015-3AR, 3.24% due 10/15/22[1,4]	2,250,000	2,259,159
KKR CLO 12 Ltd.
2015-12, 2.58% due 07/15/27[1,4]	8,000,000	7,953,383
Fifth Street SLF II Ltd.
2015-2A, 2.25% due 09/29/27[1,4]	8,000,000	7,946,400
ACIS CLO Ltd.
2015-6A, 2.78% due 05/01/27[1,4]	7,500,000	7,510,535
Vibrant CLO Limited
2015-1A, 3.08% due 07/17/24[1,4]	7,000,000	6,940,473
Avery
2013-3X, due 01/18/25[5]	7,500,060	6,668,303
TICC CLO LLC
2012-1A, 3.83% due 08/25/23[1,4]	6,250,000	6,264,654
2012-1A, 5.08% due 08/25/23[1,4]	350,000	350,046
Marathon CLO VII Ltd.
2014-7A, 3.79% due 10/28/25[1,4]	4,000,000	3,964,280
2014-7A, 2.94% due 10/28/25[1,4]	2,500,000	2,514,025
Fifth Street Senior Loan Fund I LLC
2015-1A, 2.29% due 01/20/27[1,4]	5,000,000	5,012,799
2015-1A, 3.29% due 01/20/27[1,4]	1,250,000	1,254,773
Rockwall CDO Ltd.
2006-1A, 0.80% due 08/01/21[1,4]	2,900,000	2,867,316
2007-1A, 0.85% due 08/01/24[1,4]	2,100,000	1,922,293
2007-1A, 0.55% due 08/01/24[1,4]	1,262,271	1,227,769
2006-1A, 0.95% due 08/01/21[1,4]	200,000	191,399
Portola CLO Ltd.
2007-1A, 3.82% due 11/15/21[1,4]	6,000,000	6,017,735
Fortress Credit Opportunities III CLO, LP
2014-3A, 2.18% due 04/28/26[1,4]	5,000,000	4,966,309
2014-3A, 2.82% due 04/28/26[1,4]	650,000	640,205
2014-3A, 3.53% due 04/28/26[1,4]	400,000	389,846
Oxford Finance Funding Trust
2014-1A, 3.48% due 12/15/22[4]	6,000,000	5,983,800

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2015
TOTAL RETURN BOND FUND

	Face Amount	Value

Northwoods Capital XIV Ltd.
2014-14A, 2.77% due 11/12/25[1,4]	$6,000,000	$5,982,393
Fortress Credit Funding V, LP
2015-5A, 2.92% due 08/15/22[1,4]	6,000,000	5,974,812
Cerberus Onshore II CLO LLC
2014-1A, 2.32% due 10/15/23[1,4]	5,953,759	5,951,251
OHA Credit Partners IX Ltd.
2013-9A, due 10/20/25[4,5]	6,000,000	5,580,428
Muir Woods CLO Ltd.
2012-1A, 2.94% due 09/14/23[1,4]	5,500,000	5,501,657
Garrison Funding Ltd.
2015-1A, 2.78% due 05/25/27[1,4]	5,000,000	4,962,966
2013-2A, 3.68% due 09/25/23[1,4]	500,000	497,643
KKR Financial CLO Ltd.
2007-1A, 2.57% due 05/15/21[1,4]	2,900,000	2,887,243
2007-1A, 5.32% due 05/15/21[1,4]	2,500,000	2,499,874
Fortress Credit Opportunities VI CLO Ltd.
2015-6A, 2.97% due 10/10/26[1,4]	5,000,000	4,947,754
Golub Capital Partners Clo Ltd.
2015-24A, 2.97% due 02/05/27[1,4]	5,000,000	4,947,544
OCP CLO Ltd.
2014-7A, 2.27% due 10/20/26[1,4]	3,500,000	3,459,631
2014-6A, 2.34% due 07/17/26[1,4]	1,500,000	1,484,071
SHACKLETON CLO Ltd.
2013-4A, 2.29% due 01/13/25[1,4]	5,000,000	4,924,425
Halcyon Loan Advisors Funding Ltd.
2012-2A, 3.20% due 12/20/24[1,4]	4,000,000	3,960,004
2012-2A, 4.85% due 12/20/24[1,4]	600,000	599,950
Babson CLO Ltd.
2012-2A, due 05/15/23[4,5]	4,750,000	3,540,705
2014-IA, due 07/20/25[4,5]	1,300,000	864,609
ACAS CLO Ltd.
2014-1AR, 2.64% due 09/20/23[1,4]	4,000,000	3,992,840
Canyon Capital CLO Ltd.
2013-1A, 2.24% due 01/15/24[1,4]	4,000,000	3,953,011
Cavalry CLO II
2013-2A, 1.64% due 01/17/24[1,4]	4,000,000	3,943,238
MT Wilson CLO II Ltd.
2007-2A, 3.04% due 07/11/20[1,4]	4,000,000	3,869,846
Kingsland V Ltd.
2007-5A, 1.09% due 07/14/21[1,4]	4,000,000	3,820,560
Madison Park Funding VIII Ltd.
2014-8A, 3.10% due 04/22/22[1,4]	2,000,000	2,000,047
2014-8A, 2.50% due 04/22/22[1,4]	1,500,000	1,495,625
Steele Creek CLO Ltd.
2014-1A, 2.58% due 08/21/26[1,4]	3,300,000	3,243,921
2014-1A, 3.53% due 08/21/26[1,4]	250,000	243,423
Greywolf CLO III Ltd.
2014-1A, 3.15% due 04/22/26[1,4]	2,000,000	1,947,935
2014-1A, 2.35% due 04/22/26[1,4]	1,500,000	1,479,650
Carlyle Global Market Strategies CLO Ltd.
2014-1A, 3.29% due 04/17/25[1,4]	2,500,000	2,471,329
2014-2AR, 4.18% due 07/20/23[1,4]	750,000	746,255
2012-3A, due 10/04/24[4,5]	250,000	187,341

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (continued)	September 30, 2015
TOTAL RETURN BOND FUND

	Face Amount	Value

Telos CLO Ltd.
2013-3A, 3.29% due 01/17/24[1,4]	$2,000,000	$1,933,385
2014-6A, 2.39% due 01/17/27[1,4]	1,500,000	1,465,225
Fortress Credit Opportunities V CLO Ltd.
2014-5A, 3.83% due 10/15/26[1,4]	1,750,000	1,715,610
2014-5A, 2.93% due 10/15/26[1,4]	1,500,000	1,482,324
Benefit Street Partners CLO Ltd.
2015-IA, 3.23% due 10/15/25[1,4]	3,000,000	3,006,900
Madison Park Funding Ltd.
2007-6A, 3.55% due 07/26/21[1,4]	3,000,000	2,976,924
Octagon Investment Partners XIX Ltd.
2014-1A, 3.14% due 04/15/26[1,4]	3,000,000	2,952,629
Regatta IV Funding Ltd.
2014-1A, 3.25% due 07/25/26[1,4]	3,000,000	2,932,490
Neuberger Berman CLO Ltd.
2012-12X, due 07/25/23[5]	3,000,000	1,823,192
2012-12A, due 07/25/23[4,5]	1,500,000	911,596
OHA Credit Partners VI Ltd.
2015-6A, 2.81% due 05/15/23[1,4]	2,500,000	2,494,065
KKR CLO Trust
2012-1A, 2.49% due 12/15/24[1,4]	2,000,000	1,980,533
2012-1A, 3.59% due 12/15/24[1,4]	500,000	500,053
ARES XXVI CLO Ltd.
2013-1A, due 04/15/25[4,5]	4,300,000	2,303,118
Cerberus Onshore II CLO-2 LLC
2014-1A, 2.98% due 10/15/23[1,4]	2,250,000	2,247,433
St. James River CLO Ltd.
2007-1A, 2.63% due 06/11/21[1,4]	2,250,000	2,209,364
KVK CLO Ltd.
2013-1A, due 04/14/25[4,5]	3,800,000	2,177,555
Newstar Commercial Loan Funding LLC
2015-1A, 3.11% due 01/20/27[1,4]	1,000,000	994,539
2013-1A, 4.90% due 09/20/23[1,4]	700,000	665,741
2014-1A, 3.89% due 04/20/25[1,4]	500,000	493,712
Symphony CLO Ltd.
2015-10AR, 3.14% due 07/23/23[1,4]	2,000,000	2,009,494
ALM VII R Ltd.
2013-7RA, 2.89% due 04/24/24[1,4]	2,000,000	1,977,920
TICP CLO I Ltd.
2014-1A, 3.30% due 04/26/26[1,4]	2,000,000	1,965,967
Ivy Hill Middle Market Credit Fund IX Ltd.
2014-9A, 2.74% due 10/18/25[1,4]	1,000,000	976,688
2014-9A, 3.59% due 10/18/25[1,4]	1,000,000	965,024
Duane Street CLO IV Ltd.
2007-4A, 2.56% due 11/14/21[1,4]	2,000,000	1,939,829
NewStar Clarendon Fund CLO LLC
2015-1A, 3.65% due 01/25/27[1,4]	2,000,000	1,907,800
Madison Park Funding V Ltd.
2007-5A, 1.78% due 02/26/21[1,4]	2,000,000	1,904,549
Sound Point CLO IV Ltd.
2013-3A, 2.63% due 01/21/26[1,4]	2,000,000	1,887,651

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2015
TOTAL RETURN BOND FUND

	Face Amount	Value

Galaxy XIX CLO Ltd.
2015-19A, due 01/24/27[4,5]	$2,000,000	$1,884,214
Newstar Trust
2012-2A, 4.53% due 01/20/23[1,4]	1,000,000	1,001,840
2012-2A, 3.53% due 01/20/23[1,4]	750,000	751,313
Cent CLO 16, LP
2014-16AR, 3.50% due 08/01/24[1,4]	1,750,000	1,750,209
Cent CLO, LP
2014-16AR, 2.55% due 08/01/24[1,4]	1,750,000	1,747,713
Westchester CLO Ltd.
2007-1A, 0.74% due 08/01/22[1,4]	1,850,000	1,709,553
Gramercy Park CLO Ltd.
2014-1A, 3.22% due 07/17/23[1,4]	1,600,000	1,600,025
Race Point V CLO Ltd.
2014-5A, 3.19% due 12/15/22[1,4]	1,100,000	1,093,854
2014-5A, 4.09% due 12/15/22[1,4]	500,000	499,011
NewStar Arlington Senior Loan Program LLC
2014-1A, 4.76% due 07/25/25[4]	700,000	712,445
2014-1A, 2.90% due 07/25/25[1,4]	500,000	492,827
2014-1A, 3.60% due 07/25/25[1,4]	400,000	387,022
ACA CLO Ltd.
2007-1A, 1.24% due 06/15/22[1,4]	1,575,000	1,509,970
Adirondack Park CLO Ltd.
2013-1A, 3.29% due 04/15/24[1,4]	1,500,000	1,492,031
MCF CLO I LLC
2013-1A, 3.84% due 04/20/23[1,4]	1,500,000	1,484,563
NYLIM Flatiron CLO Ltd.
2006-1A, 1.78% due 08/08/20[1,4]	1,500,000	1,453,457
ING Investment Management CLO Ltd.
2007-4A, 2.49% due 06/14/22[1,4]	1,500,000	1,428,842
Dryden XXIII Senior Loan Fund
2014-23A, 3.24% due 07/17/23[1,4]	1,250,000	1,255,955
COA Summit CLO Limited
2014-1A, 3.09% due 04/20/23[1,4]	1,250,000	1,242,093
Acis CLO Ltd.
2013-1A, 3.24% due 04/18/24[1,4]	800,000	774,653
2013-2A, 3.50% due 10/14/22[1,4]	375,000	369,306
Telos Clo Ltd.
2007-2A, 2.49% due 04/15/22[1,4]	1,100,000	1,076,364
Global Leveraged Capital Credit Opportunity Fund
2006-1A, 1.29% due 12/20/18[1,4]	1,036,000	1,021,178
ALM XIV Ltd.
2014-14A, 3.24% due 07/28/26[1,4]	750,000	736,875
2014-14A, 3.74% due 07/28/26[1,4]	300,000	283,070
Ares XXIII CLO Ltd.
2014-1AR, 3.49% due 04/19/23[1,4]	1,000,000	1,000,053
Symphony CLO XV Ltd.
2014-15A, 3.49% due 10/17/26[1,4]	1,000,000	997,572
Gallatin CLO VII Ltd.
2014-1A, 3.19% due 07/15/23[1,4]	1,000,000	991,112
NXT Capital CLO LLC
2015-1A, 3.93% due 04/21/27[1,4]	1,000,000	989,145

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS (continued)	September 30, 2015
TOTAL RETURN BOND FUND

	Face Amount	Value

Churchill Financial Cayman Ltd.
2007-1A, 2.88% due 07/10/19[1,4]	$1,000,000	$988,860
Neuberger Berman CLO XVIII Ltd.
2014-18A, 3.43% due 11/14/25[1,4]	1,000,000	987,188
Catamaran CLO Ltd.
2015-1A, 3.40% due 04/22/27[1,4]	1,000,000	984,150
Flagship CLO VI
2007-1A, 2.73% due 06/10/21[1,4]	1,000,000	982,376
Ivy Hill Middle Market Credit Fund VII Ltd.
2013-7A, 3.74% due 10/20/25[1,4]	1,000,000	980,855
San Gabriel CLO Ltd.
2007-1A, 2.58% due 09/10/21[1,4]	1,000,000	980,746
WhiteHorse IV Ltd.
2007-4A, 1.74% due 01/17/20[1,4]	1,000,000	967,549
Limerock CLO II Ltd.
2014-2A, 3.14% due 04/18/26[1,4]	1,000,000	959,141
Highbridge Loan Management Ltd.
2013-2A, 3.99% due 10/20/24[1,4]	1,000,000	938,740
Lime Street CLO Corp.
2007-1A, 2.84% due 06/20/21[1,4]	1,000,000	918,621
Atlas Senior Loan Fund II Ltd.
2012-2A, due 01/30/24[4,5]	1,200,000	875,092
ARES XII CLO Ltd.
2007-12A, 3.58% due 11/25/20[1,4]	750,000	749,988
Keuka Park CLO Ltd.
2013-1A, due 10/21/24[4,5]	1,000,000	701,035
Grayson CLO Ltd.
2006-1A, 0.71% due 11/01/21[1,4]	750,000	693,161
Finn Square CLO Ltd.
2012-1A, due 12/24/23[4,5]	1,000,000	671,869
Anchorage Capital CLO 4 Ltd.
2014-4A, 2.45% due 07/28/26[1,4]	600,000	595,247
GoldenTree Credit Opportunities Financing Ltd.
2012-1A, 4.34% due 09/15/24[1,4]	500,000	502,022
OZLM Funding V Ltd.
2013-5A, 3.29% due 01/17/26[1,4]	500,000	495,816
ColumbusNova CLO Ltd.
2007-1A, 1.67% due 05/16/19[1,4]	500,000	488,388
AMMC CLO XIV Ltd.
2014-14A, 3.10% due 07/27/26[1,4]	500,000	485,135
NewStar Commercial Loan Trust
2007-1A, 1.62% due 09/30/22[1,4]	500,000	476,214
Westwood CDO I Ltd.
2007-1A, 1.00% due 03/25/21[1,4]	500,000	474,268
MCF CLO IV LLC
2014-1A, 6.20% due 10/15/25[1,4]	500,000	447,600
Ares XXV CLO Ltd.
2013-3A, due 01/17/24[4,5]	750,000	407,693
ALM VII R-2 Ltd.
2013-7R2A, 2.89% due 04/24/24[1,4]	400,000	395,757
Covenant Credit Partners CLO I Ltd.
2014-1A, 3.21% due 07/20/26[1,4]	350,000	337,774
Copper River CLO Ltd.
2007-1A, due 01/20/21[1,4,5]	1,500,000	282,152

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2015
TOTAL RETURN BOND FUND

	Face Amount	Value

TICP CLO II Ltd.
2014-2A, 3.29% due 07/20/26[1,4]	$250,000	$245,495
ICE EM CLO
2007-1A, 1.12% due 08/15/22[1,4]	243,850	237,949
Eastland CLO Ltd.
2007-1A, 0.70% due 05/01/22[1,4]	250,000	235,963
Marathon CLO II Ltd.
2005-2A, due 12/20/19[4,5]	250,000	8,921
BlackRock Senior Income Series Corp.
2004-1X, due 09/15/16†††,5	496,446	1
Total Collateralized Loan Obligations		471,141,848

Collateralized Debt Obligations - 5.8%
Triaxx Prime CDO Ltd.
2006-2A, 0.45% due 10/02/39[1,4]	33,618,287	31,499,365
LMREC, Inc.
2015-CRE1, 1.95% due 02/22/32[1,4]	20,000,000	19,864,169
2015-CRE1, 3.70% due 02/22/32[1,4]	2,000,000	1,967,656
PFP Ltd.
2015-2, 2.21% due 07/14/34[1,4]	16,500,000	16,438,901
Resource Capital Corporation
2015-CRE3, 2.60% due 03/15/32[1,4]	4,500,000	4,499,996
2015-CRE3, 3.35% due 03/15/32[1,4]	3,000,000	2,999,994
2015-CRE3, 4.20% due 03/15/32[1,4]	2,000,000	1,999,994
SRERS Funding Ltd.
2011-RS, 0.44% due 05/09/46[1,4]	9,083,035	8,716,751
Resource Capital Corporation Ltd.
2015-CRE4, 1.60% due 08/15/32[1,4]	3,750,000	3,731,250
ACRE Commercial Mortgage Trust
2014-FL2, 2.71% due 08/15/31[1,4]	3,500,000	3,445,918
N-Star REL CDO VIII Ltd.
2006-8A, 0.55% due 02/01/41[1,4]	3,650,000	3,389,204
Banco Bradesco SA
4.21% due 03/12/26†††,2	3,226,524	3,258,919
Anchorage Credit Funding 1 Ltd.
2015-1A, 4.30% due 07/28/30[2,4,12]	3,000,000	3,077,002
RAIT CRE CDO I Ltd.
2006-1X, 0.53% due 11/20/46	2,499,844	2,314,912
N-Star Real Estate CDO IX Ltd.
0.51% due 02/01/41[2]	1,934,704	1,903,080
Gramercy Real Estate CDO Ltd.
2007-1A, 0.60% due 08/15/56[1,4]	1,672,040	1,541,216
Wrightwood Capital Real Estate CDO Ltd.
2005-1A, 0.76% due 11/21/40[1,4]	1,250,000	1,184,997
Highland Park CDO I Ltd.
2006-1A, 0.66% due 11/25/51[1,4]	537,722	517,190
DIVCORE CLO Ltd.
2013-1A B, 4.10% due 11/15/32	500,000	498,700
Total Collateralized Debt Obligations		112,849,214

Transport-Aircraft - 4.5%
AIM Aviation Finance Ltd.
2015-1A, 4.21% due 02/15/40[4]	31,625,000	31,627,467
2015-1A, 5.07% due 02/15/40[4]	2,635,417	2,652,942
AASET
2014-1, 5.12% due 12/15/29[1]	9,187,500	9,049,688

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS (continued)	September 30, 2015
TOTAL RETURN BOND FUND

	Face Amount	Value

2014-1 C, 10.00% due 08/15/30	$2,938,596	$2,938,596
2014-1, 7.37% due 12/15/29[1]	2,826,923	2,826,923
ECAF I Ltd.
2015-1A, 4.95% due 06/15/40[4]	11,250,000	11,247,750
Diamond Head Aviation Ltd.
2015-1, 3.81% due 07/14/28[4]	6,198,691	6,166,457
Rise Ltd.
4.74% due 02/12/39	5,000,781	5,038,287
Castlelake Aircraft Securitization Trust
2014-1, 5.25% due 02/15/29[4]	2,695,598	2,669,181
2014-1, 7.50% due 02/15/29[4]	1,340,240	1,328,848
Atlas Ltd.
2014-1, 4.87% due 12/15/39†††	3,854,000	3,885,487
Emerald Aviation Finance Ltd.
2013-1, 4.65% due 10/15/38[4]	1,848,438	1,896,092
2013-1, 6.35% due 10/15/38[4,7]	396,094	405,996
Stripes
2013-1 A1, 3.84% due 03/20/23†††,2	1,989,695	1,970,574
Turbine Engines Securitization Ltd.
2013-1A, 5.13% due 12/13/48[4]	1,387,992	1,395,210
Willis Engine Securitization Trust II
2012-A, 5.50% due 09/15/37[4]	1,173,776	1,176,241
AABS Ltd.
4.87% due 01/15/38	416,667	419,250
Airplanes Pass Through Trust
2001-1A, 0.76% due 03/15/19[1,2,4,12]	745,212	232,879
Aerco Ltd.
2000-2A, 1.17% due 07/15/25[1]	348,228	66,198
Total Transport-Aircraft		86,994,066

Net Lease - 0.7%
Spirit Master Funding LLC
2014-2A, 5.76% due 03/20/42[4]	5,049,453	5,434,474
2014-4A, 4.63% due 01/20/45[4]	2,000,000	2,064,666
Store Master Funding I LLC
2015-1A, 4.17% due 04/20/45[4]	4,490,625	4,559,653
STORE Master Funding LLC
2012-1A, 5.77% due 08/20/42[4]	1,816,356	1,929,118
Total Net Lease		13,987,911

Insurance - 0.3%
Chesterfield Financial Holdings LLC
2014-1A, 4.50% due 12/15/34[4]	5,881,250	5,880,661
Northwind Holdings LLC
2007-1A, 1.11% due 12/01/37[1,4]	360,985	324,887
Total Insurance		6,205,548

Communications - 0.1%
Hana Small Business Lending Loan Trust
2014-2014, 3.10% due 01/25/40[1,4]	2,116,369	2,106,845
Total Asset Backed Securities
(Cost $694,984,418)		693,285,432

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2015
TOTAL RETURN BOND FUND

	Face Amount	Value

COLLATERALIZED MORTGAGE OBLIGATIONS†† - 30.0%
Residential Mortgage- Backed Securities - 23.8%
LSTAR Securities Investment Trust
2015-2, 2.19% due 01/01/20[1,4]	$19,143,450	$18,779,724
2015-3, 2.20% due 03/01/20[1,4]	18,858,410	18,505,757
2015-1, 2.19% due 01/01/20[1,4]	17,594,132	17,346,055
2015-4, 2.19% due 04/01/20[1,4]	14,194,232	13,907,509
2014-1, 3.29% due 09/01/21[1,4]	13,108,060	13,108,060
2015-5, 2.19% due 04/01/20[1,4]	11,110,342	10,883,691
2015-6, 2.19% due 05/01/20[1,4]	3,301,846	3,242,743
RALI Series Trust
2006-QO10, 0.35% due 01/25/37[1]	20,644,707	15,668,569
2005-QO1, 1.70% due 08/25/35[1]	5,232,883	4,428,416
2006-QO2, 0.46% due 02/25/46[1]	6,254,784	2,876,850
2007-QO3, 0.35% due 03/25/47[1]	3,385,086	2,790,486
Washington Mutual Mortgage Pass-Through Certificates WMALT Series Trust
2006-AR9, 1.03% due 11/25/46[1]	25,430,346	17,451,270
2006-AR1, 0.44% due 02/25/36[1]	3,877,574	2,845,934
2006-8, 4.73% due 10/25/36	1,403,034	1,008,376
2006-AR9, 1.04% due 11/25/46[1]	1,347,913	924,984
Nationstar HECM Loan Trust
2014-1A, 4.50% due 11/25/17[4]	16,928,359	17,113,387
2015-1A, 3.84% due 05/25/18[4]	4,799,148	4,832,166
American Home Mortgage Assets Trust
2006-4, 0.38% due 10/25/46[1]	16,880,235	11,187,544
2007-1, 0.90% due 02/25/47[1]	13,844,957	8,450,810
Lehman XS Trust Series
2007-2N, 0.37% due 02/25/37[1]	13,605,428	9,743,092
2007-15N, 0.44% due 08/25/37[1]	7,266,487	5,787,176
2005-7N, 0.46% due 12/25/35[1]	3,835,036	3,356,619
VOLT XXXIII LLC
2015-NPL5, 3.50% due 03/25/55[4]	17,105,395	17,039,727
Banc of America Funding Ltd.
2013-R1, 0.41% due 11/03/41[1,4]	18,179,922	16,912,782
Oak Hill Advisors Residential Loan Trust
2015-NPL2, 3.72% due 07/25/55[4]	9,071,685	9,034,056
2015-NPL1, 3.47% due 01/25/55[4]	5,317,506	5,311,875
NRPL Trust
2015-1A, 3.88% due 11/01/54[4]	10,046,044	10,060,500
2014-2A, 3.75% due 10/25/57[1,4]	3,979,805	3,949,956
Vericrest Opportunity Loan Trust
2015-NPL3, 3.38% due 10/25/58[4]	13,885,287	13,843,783
VOLT XXVII LLC
2014-NPL7, 3.38% due 08/27/57[4]	12,966,893	12,954,224
HarborView Mortgage Loan Trust
2006-14, 0.37% due 01/25/47[1]	11,848,225	8,991,843

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS (continued)	September 30, 2015
TOTAL RETURN BOND FUND

	Face Amount	Value

2006-12, 0.41% due 01/19/38[1]	$3,733,212	$3,149,622
GCAT LLC
2014-2, 3.72% due 10/25/19[4,7]	8,238,597	8,284,453
2015-1, 3.63% due 05/26/20[4]	3,478,631	3,476,416
American Home Mortgage Investment Trust
2006-1, 0.47% due 03/25/46[1]	9,581,036	7,923,297
2006-1, 0.59% due 03/25/46[1]	4,298,159	3,583,702
CIT Mortgage Loan Trust
2007-1, 1.64% due 10/25/37[1,4]	10,479,585	9,968,338
New Century Home Equity Loan Trust
2005-3, 0.70% due 07/25/35[1]	10,870,000	9,766,206
WaMu Mortgage Pass-Through Certificates Series Trust
2007-OA3, 0.97% due 04/25/47[1]	8,529,204	6,718,948
2006-AR11, 1.12% due 09/25/46[1]	2,393,864	1,823,262
IndyMac INDX Mortgage Loan Trust
2005-AR18, 0.97% due 10/25/36[1]	10,919,431	8,493,297
Morgan Stanley Resecuritization Trust
2014-R9, 0.33% due 11/26/46[1,4]	9,030,817	8,181,920
Banc of America Funding Trust
2014-R7, 0.34% due 09/26/36[1,4]	8,565,497	7,879,401
VOLT XXXIV LLC
2015-NPL7, 3.25% due 02/25/55[4]	7,632,593	7,568,723
Nomura Resecuritization Trust
2015-4R, 0.56% due 03/26/36[1,4]	3,102,057	2,752,145
2015-4R, 0.60% due 12/26/36[1,4]	2,399,959	2,286,921
2012-1R, 0.64% due 08/27/47[1,4]	374,173	352,771
GSAA Home Equity Trust
2006-14, 0.36% due 09/25/36[1]	7,051,424	3,771,327
2006-18, 6.00% due 11/25/36[7]	1,598,451	1,065,766
2007-7, 0.46% due 07/25/37[1]	571,793	485,803
BCAP LLC
2014-RR2, 0.47% due 03/26/36[1,4]	5,638,611	5,268,408
GreenPoint Mortgage Funding Trust
2005-HE4, 0.90% due 07/25/30[1]	5,076,659	4,907,200
AJAX Mortgage Loan Trust
2015-A, 3.88% due 11/25/54[4]	4,840,821	4,814,681
Deutsche Alt-A Securities Mortgage Loan Trust Series
2007-OA2, 0.99% due 04/25/47[1]	5,589,332	4,809,055
Luminent Mortgage Trust
2006-2, 0.39% due 02/25/46[1]	6,116,242	4,510,655
Popular ABS Mortgage Pass-Through Trust
2005-5, 0.63% due 11/25/35[1]	4,776,161	4,482,279
Park Place Securities Incorporated Asset-Backed Pass-Through Certificates Series
2005-WCW2, 0.72% due 07/25/35[1]	5,000,000	4,382,855

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2015
TOTAL RETURN BOND FUND

	Face Amount	Value

Soundview Home Loan Trust
2007-1, 0.36% due 03/25/37[1]	$4,227,537	$3,912,323
First NLC Trust
2005-1, 0.65% due 05/25/35[1]	3,981,543	3,349,835
BCAP LLC Trust
2014-RR3, 0.31% due 10/26/36[1,4]	3,407,360	3,205,304
GSAA Trust
2005-10, 0.84% due 06/25/35[1]	3,312,000	3,022,733
RFMSI Series Trust
2006-S11, 6.00% due 11/25/36	3,182,476	2,965,979
Structured Asset Securities Corporation Mortgage Loan Trust
2006-OPT1, 0.45% due 04/25/36[1]	1,400,000	1,303,950
2006-BC6, 0.36% due 01/25/37[1]	1,250,000	1,062,499
Irwin Home Equity Loan Trust
2007-1, 5.85% due 08/25/37[4]	2,125,526	2,171,631
UCFC Manufactured Housing Contract
1997-2, 7.38% due 10/15/28	1,207,753	1,306,776
Structured Asset Investment Loan Trust
2005-2, 0.93% due 03/25/35[1]	1,373,500	1,282,716
CSMC Series
2014-6R, 0.37% due 09/27/36[1,4]	1,247,915	1,185,286
Alliance Bancorp Trust
2007-OA1, 0.43% due 07/25/37[1]	1,318,615	863,638
Chase Mortgage Finance Trust Series
2006-S3, 6.00% due 11/25/36	928,215	798,249
Wells Fargo Alternative Loan Trust
2007-PA3, 6.25% due 07/25/37	849,204	768,941
GSAMP Trust
2005-HE6, 0.63% due 11/25/35[1]	800,000	745,075
Saxon Asset Securities Trust
2005-4, 0.63% due 11/25/37[1]	750,000	649,543
Residential Asset Securitization Trust
2006-A12, 6.25% due 11/25/36	682,587	501,151
Morgan Stanley Re-REMIC Trust
2010-R5, 0.54% due 06/26/36[1,4]	585,405	442,925
GreenPoint Mortgage Funding Trust Series
2007-AR1, 0.27% due 02/25/47[1]	247,759	238,640
First Franklin Mortgage Loan Trust
2006-FF1, 0.53% due 01/25/36[1]	150,000	133,001
Total Residential Mortgage- Backed Securities		462,955,610

Commercial Mortgage-Backed Securities - 4.8%
CSMC Series
2014-ICE, 2.36% due 04/15/27[1,4]	14,160,000	14,036,171
2014-ICE, 1.80% due 04/15/27[1,4]	3,900,000	3,881,128
Motel 6 Trust
2015-MTL6, 5.27% due 02/05/30[4]	15,000,000	14,743,424
Capmark Military Housing Trust
2007-AETC, 5.74% due 02/10/52†††,4	8,386,993	8,258,420

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

SCHEDULE OF INVESTMENTS (continued)	September 30, 2015
TOTAL RETURN BOND FUND

	Face Amount	Value

2007-ROBS, 6.06% due 10/10/52[4]	$4,858,506	$4,581,328
Hilton USA Trust
2013-HLF, 2.95% due 11/05/30[1,4]	4,483,866	4,478,947
2013-HLT, 4.60% due 11/05/30[1,4]	3,000,000	3,029,064
2013-HLT, 4.41% due 11/05/30[4]	1,850,000	1,860,151
Morgan Stanley Capital I Trust
2015-XLF1, 2.41% due 08/14/31[1,4]	7,600,000	7,557,189
COMM Mortgage Trust
2014-KYO, 2.55% due 06/11/27[1,4]	6,000,000	5,953,440
CDGJ Commercial Mortgage Trust
2014-BXCH, 2.71% due 12/15/27[1,4]	3,000,000	2,981,547
2014-BXCH, 4.46% due 12/15/27[1,4]	2,000,000	1,983,382
Comm Mortgage Trust
2013-CR13, 1.15% due 12/10/23[1,14]	52,952,097	2,763,834
2013-CR13, 3.04% due 12/10/18	450,000	466,965
Citigroup Commercial Mortgage Trust
2015-GC29, 1.31% due 04/10/48[1,14]	24,962,612	1,977,588
2013-GC15, 4.37% due 09/10/46[1]	380,000	419,648
Hyatt Hotel Portfolio Trust
2015-HYT, 3.26% due 11/15/29[1,4]	2,000,000	2,006,368
JPMBB Commercial Mortgage Securities Trust
2013-C12, 0.99% due 07/15/45[1,14]	55,046,260	1,905,096
Boca Hotel Portfolio Trust
2013-BOCA, 3.26% due 08/15/26[1,4]	1,700,000	1,695,507
GS Mortgage Securities Trust
2015-GC28, 1.32% due 02/10/48[1,14]	21,900,389	1,595,181
BAMLL Commercial Mortgage Securities Trust
2014-ICTS, 3.15% due 06/15/28[1,4]	1,500,000	1,492,890
BLCP Hotel Trust
2014-CLRN, 2.71% due 08/15/29[1,4]	1,500,000	1,468,658
GMAC Commercial Mortgage Asset Corp.
2003-PRES, 6.24% due 10/10/41†††,4	953,747	1,057,076
LSTAR Commercial Mortgage Trust
2011-1, 5.48% due 06/25/43[1,4]	815,188	812,839
2014-2, 5.11% due 01/20/41[1,4]	500,000	505,981
WFRBS Commercial Mortgage Trust
2013-C12, 1.61% due 03/15/48[1,4,14]	14,572,616	1,051,210
Wells Fargo Commercial Mortgage Trust
2015-NXS1, 1.35% due 05/15/48[1,14]	11,962,786	921,326
GS Mortgage Securities Corporation II
2013-GC10, 2.94% due 02/10/46	225,000	227,520
BAMLL-DB Trust
2012-OSI, 5.81% due 04/13/29[4]	200,000	208,391
Total Commercial Mortgage- Backed Securities		93,920,269

Government Agency - 1.1%
Federal National Mortgage Association
5.00% due 09/14/16	13,599,933	14,964,389
4.50% due 09/14/16	3,399,999	3,683,609

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2015
TOTAL RETURN BOND FUND

	Face Amount	Value

Freddie Mac Multifamily Structured Pass Through Certificates
2015-K043, 0.68% due 12/25/24[1,14]	$44,939,955	$1,932,958
2014-K715, 2.86% due 01/25/21	450,000	470,706
Total Government Agency		21,051,662

Mortgage Securities - 0.3%
BXHTL Mortgage Trust
2015-JWRZ, 3.06% due 05/15/29[1,4]	2,500,000	2,472,377
CSAIL Commercial Mortgage Trust
2015-C1, 1.12% due 04/15/50[1,14]	34,907,526	2,255,864
Resource Capital Corporation Ltd.
2014-CRE2, 2.71% due 04/15/32[1,4]	2,000,000	1,991,786
Total Mortgage Securities		6,720,027
Total Collateralized Mortgage Obligations
(Cost $590,472,468)		584,647,568

CORPORATE BONDS†† - 15.5%
Financial - 9.5%
Citigroup, Inc.
5.95%[3,8]	16,090,000	15,490,732
5.87% [1,3,8]	5,685,000	5,585,513
5.80%[3,8]	4,965,000	4,886,801
6.30%[3]	2,375,000	2,285,106
5.38% due 08/09/20	500,000	558,076
3.75% due 06/16/24	200,000	203,422
Bank of America Corp.
6.25% [1,3,8]	11,550,000	11,290,124
6.10% [1,3]	8,900,000	8,677,499
5.12% [1,3,8]	4,350,000	4,246,688
4.00% due 04/01/24	780,000	802,859
4.10% due 07/24/23	320,000	332,477
Ares Finance Company II LLC
5.25% due 09/01/25[4,8]	18,380,000	18,706,704
Teachers Insurance & Annuity Association of America
4.90% due 09/15/44[4,8]	11,050,000	11,367,102
4.38% due 09/15/54[1,4,8]	1,300,000	1,315,782
JPMorgan Chase & Co.
5.00% [1,3,8]	9,750,000	9,481,874
5.30% [1,3]	500,000	491,250
4.50% due 01/24/22	380,000	410,008
3.20% due 01/25/23	270,000	268,020
HSBC Holdings plc
6.37% [1,3,8]	8,800,000	8,395,000
5.63% [1,3,8]	2,200,000	2,117,500
SunTrust Banks, Inc.
5.63% [1,3,8]	9,900,000	9,900,000
GMH Military Housing-Navy Northeast LLC
6.30% due 10/15/49†††	8,725,000	9,297,273
Goldman Sachs Group, Inc.
5.38% [1,3,8]	8,300,000	8,108,063
3.63% due 01/22/23	220,000	222,868
Corporation Financiera de Desarrollo S.A.
5.25% due 07/15/29[1,4]	6,650,000	6,533,625
Morgan Stanley
5.55% [1,3,8]	5,950,000	5,860,750
7.30% due 05/13/19	340,000	396,995
Citizens Financial Group, Inc.
5.50% [1,3,4,8]	5,000,000	4,875,000
Fort Benning Family Communities LLC
0.56% due 01/15/36†††,1,4	6,000,000	4,653,420
Fifth Third Bancorp
4.90% [1,3]	2,000,000	1,875,000
5.10% [1,3,9]	1,500,000	1,372,500
Wells Fargo & Co.
5.88% [1,3]	2,500,000	2,559,375
Customers Bank
6.13% due 06/26/29[1,2,4,12]	2,000,000	2,020,000
AmTrust Financial Services, Inc.
6.12% due 08/15/23[2]	1,930,000	2,012,287

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

SCHEDULE OF INVESTMENTS (continued)	September 30, 2015
TOTAL RETURN BOND FUND

	Face Amount	Value

CCR Incorporated MT100 Payment Rights Master Trust
0.64% due 07/10/17[1]	$989,314	$973,584
4.75% due 07/10/22[4]	927,381	928,930
Cadence Bank North America
6.25% due 06/28/29[1,2,4]	1,200,000	1,200,000
Pacific Northwest Communities LLC
5.91% due 06/15/50[4]	1,000,000	1,069,790
Fort Knox Military Housing Privatization Project
0.55% due 02/15/52†††,1,4	1,782,495	1,068,428
Atlantic Marine Corporations Communities LLC
5.43% due 12/01/50[4]	1,061,650	1,059,824
Oxford Finance LLC / Oxford Finance Company-Issuer, Inc.
7.25% due 01/15/18[4]	1,000,000	1,017,500
Univest Corporation of Pennsylvania
5.10% due 03/30/25[1,2]	1,000,000	1,007,500
Wilton Re Finance LLC
5.87% due 03/30/33[1,4]	925,000	979,693
American Tower Corp.
5.00% due 02/15/24	400,000	420,260
3.50% due 01/31/23	420,000	404,630
Garanti Diversified Payment Rights Finance Co.
0.47% due 07/09/17[1]	832,000	810,534
International Lease Finance Corp.
7.13% due 09/01/18	730,000	802,927
Nasdaq, Inc.
5.55% due 01/15/20	720,000	792,582
First Niagara Financial Group, Inc.
6.75% due 03/19/20	700,000	789,598
EPR Properties
4.50% due 04/01/25[8]	785,000	752,790
ACC Group Housing LLC
6.35% due 07/15/54†††,4	625,000	672,856
Tri-Command Military Housing LLC
5.38% due 02/15/48[4]	559,657	540,444
CIC Receivables Master Trust
4.89% due 10/07/21†††,2	500,000	502,840
First American Financial Corp.
4.30% due 02/01/23	500,000	501,347
Kennedy-Wilson, Inc.
5.88% due 04/01/24	500,000	488,750
Voya Financial, Inc.
5.50% due 07/15/22	350,000	398,642
Credit Suisse Group Funding Guernsey Ltd.
3.75% due 03/26/25	410,000	398,173
Principal Financial Group, Inc.
6.05% due 10/15/36	340,000	395,466
Credit Suisse USA, Inc.
7.13% due 07/15/32	150,000	197,857
Jackson National Life Insurance Co.
8.15% due 03/15/27[4]	125,000	165,045
Prosight Global Inc.
7.50% due 11/26/20†††,2	100,000	104,979
Total Financial		185,044,662

Technology - 1.2%
Hewlett Packard Enterprise Co.
4.90% due 10/15/25	10,300,000	10,271,675
4.40% due 10/15/22	8,300,000	8,200,566
Micron Technology, Inc.
5.25% due 08/01/23	2,800,000	2,575,440
CDK Global, Inc.
4.50% due 10/15/24[8]	1,150,000	1,158,194
Xerox Corp.
5.63% due 12/15/19	730,000	808,130
Open Text Corp.
5.63% due 01/15/23[4]	500,000	495,938
Total Technology		23,509,943

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2015
TOTAL RETURN BOND FUND

	Face Amount	Value

Consumer, Non-cyclical - 1.0%
Vector Group Ltd.
7.75% due 02/15/21[8]	$4,287,000	$4,532,966
Bumble Bee Holdings, Inc.
9.00% due 12/15/17[4,8]	3,501,000	3,571,020
Bon Secours Charity Health System, Inc.
6.25% due 11/01/35	3,000,000	3,139,098
Tenet Healthcare Corp.
3.84% due 06/15/20[1,8]	2,500,000	2,482,813
ADT Corp.
6.25% due 10/15/21[8]	2,000,000	2,062,500
Reynolds American, Inc.
6.15% due 09/15/43	730,000	828,966
Altria Group, Inc.
4.00% due 01/31/24	780,000	807,784
Molson Coors Brewing Co.
5.00% due 05/01/42	870,000	767,119
Express Scripts Holding Co.
7.25% due 06/15/19	500,000	582,618
Anthem, Inc.
6.38% due 06/15/37	400,000	479,382
Actavis Funding SCS
2.35% due 03/12/18	400,000	401,592
Boston Scientific Corp.
2.85% due 05/15/20	400,000	399,912
Kraft Foods Group, Inc.
6.88% due 01/26/39	320,000	397,792
Total Consumer, Non-cyclical		20,453,562

Consumer, Cyclical - 0.8%
Wyndham Worldwide Corp.
5.10% due 10/01/25	5,800,000	5,880,295
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.
5.50% due 03/01/25[4,8]	6,600,000	5,659,500
Northern Group Housing LLC
6.80% due 08/15/53[4]	1,200,000	1,389,960
HP Communities LLC
5.62% due 09/15/32[4]	1,000,000	1,076,090
QVC, Inc.
4.38% due 03/15/23	1,000,000	972,061
Petco Animal Supplies, Inc.
9.25% due 12/01/18[4]	600,000	609,000
Hasbro, Inc.
6.35% due 03/15/40	400,000	453,439
Atlas Air Class A-1 Pass Through Trust
7.20% due 01/02/19[2]	8,227	8,330
Total Consumer, Cyclical		16,048,675

Industrial - 0.7%
Autoridad del Canal de Panama
4.95% due 07/29/35[2,4,12]	4,500,000	4,456,543
Princess Juliana International Airport Operating Company N.V.
5.50% due 12/20/27[4]	2,834,907	2,820,733
Quality Distribution LLC / QD Capital Corp.
9.88% due 11/01/18[8]	2,360,000	2,431,980
Dynagas LNG Partners Limited Partnership / Dynagas Finance, Inc.
6.25% due 10/30/19[2]	1,700,000	1,411,000
Building Materials Corporation of America
6.00% due 10/15/25[4]	1,000,000	1,010,000
Skyway Concession Company LLC
0.71% due 06/30/26[1,4]	750,000	609,375
SBM Baleia Azul
5.50% due 09/15/27†††,2	434,250	325,427
CEVA Group plc
7.00% due 03/01/21[4]	350,000	309,750
Total Industrial		13,374,808

Communications - 0.5%
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance
9.75% due 04/01/21	1,500,000	1,638,750
Avaya, Inc.
7.00% due 04/01/19[4,8]	1,700,000	1,347,250

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS (continued)	September 30, 2015
TOTAL RETURN BOND FUND

	Face Amount	Value

DISH DBS Corp.
5.87% due 11/15/24[8]	$1,500,000	$1,274,062
CC Holdings GS V LLC / Crown Castle GS III Corp.
3.85% due 04/15/23	800,000	797,189
DIRECTV Holdings LLC / DIRECTV Financing Company, Inc.
5.00% due 03/01/21	730,000	795,659
Comcast Cable Communications Holdings, Inc.
9.46% due 11/15/22	570,000	795,356
Telefonica Emisiones SAU
5.46% due 02/16/21	710,000	793,326
Koninklijke KPN N.V.
8.38% due 10/01/30	600,000	790,789
Time Warner, Inc.
6.50% due 11/15/36	500,000	580,973
AT&T, Inc.
6.15% due 09/15/34	500,000	545,860
Symantec Corp.
4.20% due 09/15/20	500,000	518,031
Vodafone Group plc
7.88% due 02/15/30	300,000	371,466
Total Communications		10,248,711

Diversified - 0.5%
HRG Group, Inc.
7.88% due 07/15/19[8]	7,050,000	7,314,375
Opal Acquisition, Inc.
8.88% due 12/15/21[4,8]	1,895,000	1,783,669
Total Diversified		9,098,044

Basic Materials - 0.5%
Yamana Gold, Inc.
4.95% due 07/15/24[8]	6,450,000	5,763,334
Newcrest Finance Pty Ltd.
4.20% due 10/01/22[4]	850,000	745,524
4.45% due 11/15/21[4,8]	625,000	588,821
Southern Copper Corp.
7.50% due 07/27/35	440,000	426,993
5.25% due 11/08/42	430,000	325,291
TPC Group, Inc.
8.75% due 12/15/20[4]	696,000	595,080
Eldorado Gold Corp.
6.13% due 12/15/20[4]	550,000	478,500
Total Basic Materials		8,923,543

Utilities - 0.4%
AES Corp.
3.32% due 06/01/19[1,8]	6,600,000	6,270,000
4.88% due 05/15/23	1,000,000	877,500
LBC Tank Terminals Holding Netherlands BV
6.88% due 05/15/23[4]	550,000	570,625
Total Utilities		7,718,125

Energy - 0.4%
ContourGlobal Power Holdings S.A.
7.13% due 06/01/19[4,8]	2,800,000	2,807,280
Exterran Holdings, Inc.
7.25% due 12/01/18[8]	1,400,000	1,372,000
Valero Energy Corp.
7.50% due 04/15/32	630,000	746,334
Unit Corp.
6.63% due 05/15/21	700,000	574,000
Marathon Petroleum Corp.
5.13% due 03/01/21	450,000	490,353
Atlas Energy Holdings Operating Company LLC / Atlas Resource Finance Corp.
9.25% due 08/15/21[2]	1,000,000	420,000
Buckeye Partners, LP
4.88% due 02/01/21	400,000	408,546
Schahin II Finance Company SPV Ltd.
5.88% due 09/25/22[2,4,12]	781,800	164,178
Total Energy		6,982,691
Total Corporate Bonds
(Cost $309,305,933)		301,402,764

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2015
TOTAL RETURN BOND FUND

	Face Amount	Value

U.S. GOVERNMENT SECURITIES†† - 10.9%
U.S. Treasury Notes
2.00% due 08/15/25[8]	$141,727,000	$140,977,830
3.13% due 05/15/19	1,000,000	1,070,990
2.88% due 03/31/18	1,000,000	1,051,289
2.38% due 06/30/18	800,000	832,542
2.75% due 02/28/18	500,000	523,490
2.38% due 05/31/18	500,000	520,209
1.38% due 09/30/18	500,000	506,472
1.25% due 10/31/18	400,000	403,417
Total U.S. Treasury Notes		145,886,239
U.S. Treasury Bonds
due 11/15/44	110,552,000	45,785,220
8.75% due 05/15/20	3,000,000	3,995,897
4.75% due 02/15/41	2,600,000	3,526,115
8.00% due 11/15/21	2,550,000	3,499,113
4.38% due 05/15/40	2,070,000	2,656,661
2.75% due 11/15/42	2,200,000	2,141,907
8.13% due 05/15/21	1,500,000	2,032,578
8.13% due 08/15/21	500,000	683,236
8.75% due 08/15/20	500,000	673,880
7.88% due 02/15/21	500,000	665,104
Total U.S. Treasury Bonds		65,659,711
Total U.S. Government Securities
(Cost $209,090,016)		211,545,950

MUNICIPAL BONDS†† - 4.5%
New Jersey - 0.9%
New Jersey Transportation Trust Fund Authority Revenue Bonds
due 12/15/30[8,10]	14,335,000	6,640,975
due 12/15/32[10]	7,380,000	3,166,684
New Jersey Economic Development Authority Revenue Bonds
7.43% due 02/15/29	6,475,000	7,320,181
Total New Jersey		17,127,840

Texas - 0.8%
Harris County-Houston Sports Authority Revenue Bonds
due 11/15/46[8,10]	15,315,000	3,512,189
due 11/15/42[10]	6,315,000	1,790,681
due 11/15/48[10]	7,965,000	1,643,896
due 11/15/44[10]	5,950,000	1,517,310
Dallas, Texas, Convention Center Hotel Development Corporation, Hotel Revenue Bonds, Taxable Build America Bonds
7.09% due 01/01/42	6,100,000	7,830,143
Total Texas		16,294,219

Illinois - 0.8%
State of Illinois General Obligation Unlimited
5.65% due 12/01/38[8]	5,350,000	5,188,163
6.90% due 03/01/35[8]	1,600,000	1,679,104
6.63% due 02/01/35	500,000	517,005
City of Chicago Illinois General Obligation Unlimited
5.43% due 01/01/42[8]	3,230,000	2,709,518
6.05% due 01/01/29	500,000	478,815
6.31% due 01/01/44	300,000	275,022
0.00% due 01/01/30[10]	310,000	147,495
County of Cook Illinois General Obligation Unlimited
6.23% due 11/15/34[8]	2,300,000	2,396,968
Chicago Transit Authority Revenue Bonds
6.20% due 12/01/40	1,000,000	1,053,790
Chicago, Illinois, Second Lien Wastewater Transmission Revenue Project Bonds, Taxable Build America Bonds
6.90% due 01/01/40	260,000	291,127
Total Illinois		14,737,007

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

SCHEDULE OF INVESTMENTS (continued)	September 30, 2015
TOTAL RETURN BOND FUND

	Face Amount	Value

Puerto Rico - 0.7%
Puerto Rico Highways & Transportation Authority Revenue Bonds
5.25% due 07/01/35[2]	$1,250,000	$1,135,513
4.95% due 07/01/26[2]	850,000	839,341
5.50% due 07/01/28[2]	800,000	777,800
5.00% due 07/01/29[2]	765,000	700,686
Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue Bonds
5.13% due 07/01/47[2]	2,000,000	1,818,360
5.00% due 07/01/28	1,000,000	972,360
Commonwealth of Puerto Rico General Obligation Unlimited
5.00% due 07/01/31[2]	1,660,000	1,611,943
5.13% due 07/01/30[2]	1,035,000	1,027,931
Puerto Rico Electric Power Authority Revenue Bonds
5.25% due 07/01/32	1,000,000	926,310
0.74% due 07/01/29[1,2]	1,060,000	768,818
5.00% due 07/01/22	535,000	532,325
5.00% due 07/01/24[2]	400,000	384,876
Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Auth Revenue Bonds
5.00% due 07/01/33[2]	2,035,000	1,824,642
Puerto Rico Municipal Finance Agency General Obligation Unlimited
5.00% due 08/01/27[2]	550,000	545,122
Total Puerto Rico		13,866,027

California - 0.5%
San Marcos Unified School District General Obligation Unlimited
due 08/01/47[10]	13,100,000	3,226,661
Antelope Valley Community College District General Obligation Unlimited
due 08/01/34[8,10]	5,600,000	2,480,576
Chaffey Joint Union High School District General Obligation Unlimited
due 08/01/37[10]	6,000,000	2,256,840
Stockton Unified School District General Obligation Unlimited
due 08/01/36[10]	1,950,000	844,740
due 08/01/35[10]	1,265,000	572,615
San Francisco City & County Redevelopment Agency Tax Allocation
4.87% due 08/01/35	500,000	498,420
Inland Valley Development Agency Tax Allocation
5.50% due 03/01/33	400,000	426,084
Total California		10,305,936

Michigan - 0.3%
Detroit City School District General Obligation Unlimited
7.75% due 05/01/39[8]	4,900,000	6,106,086

Florida - 0.3%
County of Miami-Dade Florida Revenue Bonds
due 10/01/45[8,10]	13,000,000	3,093,480
due 10/01/42[8,10]	10,000,000	2,766,100
Total Florida		5,859,580

New York - 0.2%
Port Authority of New York & New Jersey Revenue Bonds
4.82% due 06/01/45[8]	1,750,000	1,804,075
Port Auth NY & NJ-182,
5.31% due 08/01/46	1,500,000	1,611,855
Total New York		3,415,930

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2015
TOTAL RETURN BOND FUND

	Face Amount	Value

Alabama - 0.0%
County of Jefferson Alabama Sewer Revenue Revenue Bonds
due 10/01/36[10]	$2,350,000	$718,137
due 10/01/34[10]	1,800,000	629,082
due 10/01/35[10]	1,375,000	450,230
due 10/01/31[10]	725,000	317,782
due 10/01/32[10]	720,000	290,945
Total Alabama		2,406,176

Massachusetts - 0.0%
Massachusetts Housing Finance Agency Revenue Bonds
4.51% due 12/01/40	400,000	388,748
Total Municipal Bonds
(Cost $93,391,544)		90,507,549

SENIOR FLOATING RATE INTERESTS†† - 3.9%
Technology - 0.9%
Avaya, Inc.
6.25% due 05/29/20	4,779,803	3,734,222
6.50% due 03/30/18	922,377	800,162
Informatica Corp.
4.50% due 08/05/22	3,000,000	2,979,390
Epicor Software
4.75% due 06/01/22	2,992,500	2,969,308
TIBCO Software, Inc.
6.50% due 12/04/20	1,990,000	1,970,100
Advanced Computer Software
10.50% due 01/31/23	2,000,000	1,922,500
Deltek, Inc.
5.00% due 06/25/22	1,647,502	1,646,134
Micro Focus International plc
5.25% due 11/19/21	759,606	758,421
EIG Investors Corp.
5.00% due 11/08/19	632,222	631,698
Interactive Data Corp.
4.75% due 04/30/21	395,000	393,396
Aspect Software, Inc.
3.75% due 05/09/16	15,944	15,545
Total Technology		17,820,876

Consumer, Non-cyclical - 0.8%
Albertson’s (Safeway) Holdings LLC
5.50% due 08/25/21	6,998,373	6,994,034
Pharmaceutical Product Development
4.25% due 08/18/22	3,990,000	3,938,888
One Call Medical, Inc.
5.00% due 11/27/20[2]	1,683,021	1,645,995
JBS USA, Inc.
4.00% due 08/18/22	1,600,000	1,599,312
Grocery Outlet, Inc.
4.75% due 10/21/21	1,291,746	1,286,902
Auris Luxemborg
4.25% due 01/17/22	398,003	396,840
Performance Food Group
6.75% due 11/14/19	345,710	345,564
Sage Products, Inc.
4.25% due 12/13/19	280,605	279,991
Arctic Glacier Holdings, Inc.
6.00% due 05/10/19	120,246	118,443
Total Consumer, Non-cyclical		16,605,969

Communications - 0.7%
Univision Communications, Inc.
4.00% due 02/28/20	2,977,465	2,956,057
4.00% due 03/01/20	496,040	492,399
EMI Music Publishing
4.00% due 08/19/22	3,000,000	2,982,749
Light Tower Fiber LLC
4.00% due 04/13/20	2,878,547	2,820,976
Internet Brands
4.75% due 07/08/21	2,569,450	2,540,543
Proquest LLC
5.25% due 10/24/21	1,370,579	1,368,290
Total Communications		13,161,014

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

SCHEDULE OF INVESTMENTS (continued)	September 30, 2015
TOTAL RETURN BOND FUND

	Face Amount	Value

Industrial - 0.6%
Travelport Holdings LLC
5.75% due 09/02/21	$7,195,625	$7,155,185
Berry Plastics Corp.
4.00% due 09/16/22	3,750,000	3,740,025
Hardware Holdings LLC
6.75% due 03/30/20†††,2	841,500	820,463
CareCore National LLC
5.50% due 03/05/21	382,507	357,644
Wencor Group
4.50% due 06/18/21	297,084	290,958
Thermasys Corp.
5.26% due 05/03/19	95,000	92,150
Total Industrial		12,456,425

Consumer, Cyclical - 0.4%
Equinox Fitness
5.00% due 01/31/20	1,687,186	1,686,477
Eyemart Express
5.00% due 12/17/21	1,462,500	1,460,672
Mattress Firm
5.00% due 10/20/21	1,205,903	1,205,155
BBB Industries, LLC
6.00% due 11/03/21	995,000	993,756
1-800 Contacts, Inc.
4.25% due 01/29/21	738,358	735,131
Neiman Marcus Group, Inc.
4.25% due 10/25/20	591,000	577,649
Sears Holdings Corp.
5.50% due 06/29/18	495,462	486,638
Container Store, Inc.
4.25% due 04/06/19	258,428	255,521
Warner Music Group
3.75% due 07/01/20	249,364	244,200
Compucom Systems, Inc.
4.25% due 05/11/20	294,660	235,728
Capital Automotive LP
6.00% due 04/30/20	140,000	140,584
Total Consumer, Cyclical		8,021,511

Basic Materials - 0.2%
Univar, Inc.
4.25% due 07/01/22	3,629,462	3,556,292
Platform Specialty Products
4.75% due 06/05/20	496,250	481,983
Total Basic Materials		4,038,275

Financial - 0.2%
National Financial Partners Corp.
4.50% due 07/01/20	1,211,404	1,190,204
Hyperion Insurance
5.50% due 04/29/22	995,000	993,756
USI Holdings Corp.
4.25% due 12/27/19	498,728	492,908
American Stock Transfer & Trust
5.75% due 06/26/20	239,138	236,646
Total Financial		2,913,514
Total Senior Floating Rate Interests
(Cost $76,341,347)		75,017,584

FOREIGN GOVERNMENT BONDS†† - 1.4%
Kenya Government International Bond
6.87% due 06/24/24[4,8]	12,250,000	11,098,500
Dominican Republic InternatioSnal Bond
6.85% due 01/27/45[4,8]	9,700,000	9,336,250
Mexico Government International Bond
4.60% due 01/23/46[8]	7,900,000	7,031,000
Commonwealth of the Bahamas
6.95% due 11/20/29[4]	110,000	128,425
Total Foreign Government Bonds
(Cost $30,456,708)		27,594,175

34 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2015
TOTAL RETURN BOND FUND

	Face Amount	Value

REPURCHASE AGREEMENTS††,11 - 1.6%
Jefferies & Company, Inc.
issued 09/08/15 at 3.20% due 10/15/15	$17,216,000	$17,216,000
issued 09/03/15 at 3.20% due 10/07/15	5,222,000	5,222,000
issued 09/23/15 at 3.20% due 10/28/15	4,003,000	4,003,000
issued 09/18/15 at 3.21% due 10/22/15	3,456,000	3,456,000
issued 09/08/15 at 2.70% due 10/15/15	920,000	920,000
Total Repurchase Agreements
(Cost $30,817,000)		30,817,000

	Contracts

OPTIONS PURCHASED† - 0.1%
Call options on:
iShares 7-10 Year Treasury Bond ETF Expiring December 2015 with strike price of $106	7,338	1,430,910
Total Options Purchased
(Cost $888,192)		1,430,910

Total Investments - 112.7%
(Cost $2,213,660,064)		$2,193,810,743

OPTIONS WRITTEN† - 0.0%
Call options on:
iShares 7-10 Year Treasury Bond ETF Expiring December 2015 with strike price of $111	7,338	(293,520)
Total Options Written
(Premiums received $197,829)		$(293,520)
Other Assets & Liabilities, net - (12.7)%		(246,758,226)
Total Net Assets - 100.0%		$1,946,758,997

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 35

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2015
TOTAL RETURN BOND FUND

CENTRALLY CLEARED INTEREST RATE SWAP AGREEMENTS††

Counterparty	Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation
Merrill Lynch	Pay	3-Month USD-LIBOR	2.23%	03/13/25	$6,000,000	$142,260	$142,260
Merrill Lynch	Pay	3-Month USD-LIBOR	2.29%	12/24/24	3,000,000	91,320	91,320
							$233,580

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS††

Counterparty	Contracts to Buy (Sell)	Currency	Settlement Date	Settlement Value	Value at September 30, 2015	Net Unrealized Depreciation
BNY Mellon	(449,000)	EUR	10/07/15	$498,460	$501,845	$(3,386)
BNY Mellon	449,000	EUR	10/07/15	(506,652)	(501,845)	(4,806)
						$(8,192)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Variable rate security. Rate indicated is rate effective at September 30, 2015.
[2]	Illiquid security.
[3]	Perpetual maturity.
[4]

Security is a 144A or Section 4(a)(2) security. The total market value of 144A or Section 4(a)(2) securities is $1,130,964,860 (cost $1,141,441,455), or 58.1% of total net assets. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

[5]	Residual interest.
[6]	Affiliated issuer — See Note 7.
[7]	Security is a step up/step down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity.
[8]	Securities or a portion thereof is held as collateral for reverse repurchase agreements at September 30, 2015 — See Note 11.
[9]	All or a portion of this security is pledged as collateral for open call options written contracts at September 30, 2015.
[10]	Zero coupon rate security.
[11]	Repurchase Agreement — See Note 10.
[12]

Security is a 144A or Section 4(a)(2) security. These securities are considered illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $11,150,602 (cost $11,974,311), or 0.57% of total net assets — See Note 12.

[13]	Rate indicated is the 7 day yield as of September 30, 2015.
[14]	Interest only security.
plc — Public Limited Company

See Sector Classification in Other Information section.

36 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
TOTAL RETURN BOND FUND

September 30, 2015

Assets:
Investments in unaffiliated issuers, at value (cost $2,083,901,448)	$2,064,319,596
Investments in affiliated issuers, at value (cost $98,941,616)	98,674,147
Repurchase agreements, at value (cost $30,817,000)	30,817,000
Total investments (cost $2,213,660,064)	2,193,810,743
Foreign currency, at value (cost $17,658)	17,658
Cash	21,402,745
Segregated cash with broker	56,865
Unrealized appreciation on swap agreements	233,580
Prepaid expenses	108,419
Receivables:
Securities sold	14,626,172
Fund shares sold	9,076,180
Interest	8,836,558
Dividends	86,274
Swap settlement	24,040
Total assets	2,248,279,234

Liabilities:
Reverse repurchase agreements	242,410,995
Options written, at value (premiums received $197,829)	293,520
Unfunded loan commitments, at value (Note 8) (proceeds $286,000)	233,577
Unrealized depreciation on forward foreign currency exchange contracts	8,192
Payable for:
Securities purchased	52,899,270
Fund shares redeemed	3,490,025
Distributions to shareholders	1,084,756
Management fees	260,130
Distribution and service fees	160,599
Fund accounting/administration fees	148,015
Transfer agent/maintenance fees	31,494
Trustees’ fees*	4,022
Miscellaneous	495,642
Total liabilities	301,520,237
Net assets	$1,946,758,997

Net assets consist of:
Paid in capital	$1,976,950,244
Distributions in excess of net investment income	(5,568,813)
Accumulated net realized loss on investments	(4,955,233)
Net unrealized depreciation on investments	(19,667,201)
Net assets	$1,946,758,997

A-Class:
Net assets	$435,759,712
Capital shares outstanding	16,445,207
Net asset value per share	$26.50
Maximum offering price per share (Net asset value divided by 95.25%)	$27.82

C-Class:
Net assets	$89,319,748
Capital shares outstanding	3,371,036
Net asset value per share	$26.50

P-Class
Net assets	$12,508,732
Capital shares outstanding	472,131
Net asset value per share	$26.49

Institutional Class
Net assets	$1,409,170,805
Capital shares outstanding	53,121,892
Net asset value per share	$26.53

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 37

STATEMENT OF OPERATIONS
TOTAL RETURN BOND FUND

Year Ended September 30, 2015

Investment Income:
Interest	$52,819,631
Dividends from securities of unaffiliated issuers	609,543
Dividends from securities of affiliated issuers	434,665
Total investment income	53,863,839

Expenses:
Management fees	6,119,624
Transfer agent/maintenance fees
A-Class	431,855
C-Class	54,853
P-Class**	149
Institutional Class	424,960
Distribution and service fees:
A-Class	748,607
C-Class	583,745
P-Class**	3,384
Fund accounting/administration fees	1,162,713
Interest expense	774,853
Trustees’ fees*	75,817
Line of credit fees	61,057
Custodian fees	49,618
Tax expense	14
Miscellaneous	438,171
Total expenses	10,929,420
Less:
Expenses waived by Advisor	(1,744,518)
Expenses waived by Transfer Agent
A-Class	(154,933)
C-Class	(16,798)
P-Class**	(40)
Institutional Class	(424,870)
Total waived expenses	(2,341,159)
Net expenses	8,588,261
Net investment income	45,275,578

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(1,111,632)
Investments in affiliated issuers	(22,780)
Swap agreements	2,644,154
Foreign currency	28,315
Forward foreign currency exchange contracts	355,750
Options purchased	(5,535,018)
Options written	2,457,096
Net realized gain	(1,184,115)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(23,279,888)
Investments in affiliated issuers	(261,779)
Swap agreements	(452,470)
Options purchased	542,718
Options written	(95,691)
Foreign currency	(101,241)
Forward foreign currency exchange contracts	(32,001)
Net change in unrealized appreciation (depreciation)	(23,680,352)
Net realized and unrealized loss	(24,864,467)
Net increase in net assets resulting from operations	$20,411,111

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
**	Since commencement of operations: May 1, 2015.

38 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
TOTAL RETURN BOND FUND

	Year Ended September 30, 2015	Year Ended September 30, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment income	$45,275,578	$8,940,719
Net realized gain (loss) on investments	(1,184,115)	1,657,336
Net change in unrealized appreciation (depreciation) on investments	(23,680,352)	6,412,075
Net increase in net assets resulting from operations	20,411,111	17,010,130

Distributions to shareholders from:
Net investment income
A-Class	(12,143,821)	(4,018,032)
C-Class	(1,931,992)	(745,825)
P-Class	(50,783)*	—
Institutional Class	(37,951,737)	(6,681,315)
Net realized gains
A-Class	(151,030)	—
C-Class	(42,876)	—
P-Class	— *	—
Institutional Class	(494,795)	—
Total distributions to shareholders	(52,767,034)	(11,445,172)

Capital share transactions:
Proceeds from sale of shares
A-Class	458,924,613	73,424,986
C-Class	71,678,491	12,451,028
P-Class	12,910,094 *	—
Institutional Class	1,454,555,055	248,033,503
Distributions reinvested
A-Class	11,204,598	3,570,349
C-Class	1,494,334	648,333
P-Class	50,783 *	—
Institutional Class	30,228,500	5,534,525
Cost of shares redeemed
A-Class	(117,493,593)	(62,746,577)
C-Class	(7,519,876)	(4,094,381)
P-Class	(407,473)*	—
Institutional Class	(323,091,282)	(64,105,887)
Net increase from capital share transactions	1,592,534,244	212,715,879
Net increase in net assets	1,560,178,321	218,280,837

Net assets:
Beginning of year	386,580,676	168,299,839
End of year	$1,946,758,997	$386,580,676
Distributions in excess of net investment income at end of year	$(5,568,813)	$(2,009,658)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 39

STATEMENTS OF CHANGES IN NET ASSETS (concluded)
TOTAL RETURN BOND FUND

	Year Ended September 30, 2015		Year Ended September 30, 2014
Capital share activity:
Shares sold
A-Class	17,036,418		2,741,493
C-Class	2,663,981		463,711
P-Class	485,553	*	—
Institutional Class	53,995,281		9,217,148
Shares issued from reinvestment of distributions
A-Class	417,283		133,810
C-Class	55,663		24,313
P-Class	1,915	*	—
Institutional Class	1,125,242		206,692
Shares redeemed
A-Class	(4,379,242)		(2,345,333)
C-Class	(280,709)		(154,292)
P-Class	(15,337	)*	—
Institutional Class	(12,035,818)		(2,377,106)
Net increase in shares	59,070,230		7,910,436

*	Since the commencement of operations: May 1, 2015.

40 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
TOTAL RETURN BOND FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended Sept. 30, 2015	Year Ended Sept. 30, 2014	Year Ended Sept. 30, 2013	Period Ended Sept. 30, 2012[a]
Per Share Data
Net asset value, beginning of period	$26.94	$26.16	$26.51	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.94	1.01	1.20	1.08
Net gain (loss) on investments (realized and unrealized)	(.25)	1.13	(.28)	1.35
Total from investment operations	.69	2.14	.92	2.43
Less distributions from:
Net investment income	(1.09)	(1.36)	(1.23)	(.92)
Net realized gains	(.04)	—	(.04)	—
Total distributions	(1.13)	(1.36)	(1.27)	(.92)
Net asset value, end of period	$26.50	$26.94	$26.16	$26.51

Total Return [e]	2.56%	8.34%	3.53%	9.78%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$435,760	$90,805	$74,328	$30,689
Ratios to average net assets:
Net investment income (loss)	3.50%	3.80%	4.47%	5.10%
Total expenses[c]	1.10%	1.19%	1.27%	1.51%
Net expenses[d,g]	0.91%	0.94%	0.98%	0.85%
Portfolio turnover rate	74%	52%	94%	69%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 41

FINANCIAL HIGHLIGHTS (continued)
TOTAL RETURN BOND FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended Sept. 30, 2015	Year Ended Sept. 30, 2014	Year Ended Sept. 30, 2013	Period Ended Sept. 30, 2012[a]
Per Share Data
Net asset value, beginning of period	$26.94	$26.16	$26.50	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.74	.82	.99	.94
Net gain (loss) on investments (realized and unrealized)	(.25)	1.12	(.27)	1.32
Total from investment operations	.49	1.94	.72	2.26
Less distributions from:
Net investment income	(.89)	(1.16)	(1.02)	(.76)
Net realized gains	(.04)	—	(.04)	—
Total distributions	(.93)	(1.16)	(1.06)	(.76)
Net asset value, end of period	$26.50	$26.94	$26.16	$26.50

Total Return [e]	1.82%	7.58%	2.77%	9.09%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$89,320	$25,107	$15,654	$6,607
Ratios to average net assets:
Net investment income (loss)	2.75%	3.10%	3.70%	4.38%
Total expenses[c]	1.80%	1.90%	2.07%	2.26%
Net expenses[d,g]	1.63%	1.66%	1.77%	1.63%
Portfolio turnover rate	74%	52%	94%	69%

42 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (continued)
TOTAL RETURN BOND FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Period Ended Sept. 30, 2015[f]
Per Share Data
Net asset value, beginning of period	$26.98
Income (loss) from investment operations:
Net investment income (loss)[b]	.36
Net gain (loss) on investments (realized and unrealized)	(.43)
Total from investment operations	(.07)
Less distributions from:
Net investment income	(.42)
Total distributions	(.42)
Net asset value, end of period	$26.49

Total Return [e]	(0.21%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,509
Ratios to average net assets:
Net investment income (loss)	3.20%
Total expenses[c]	1.02%
Net expenses[d,g]	0.84%
Portfolio turnover rate	74%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 43

FINANCIAL HIGHLIGHTS (continued)
TOTAL RETURN BOND FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended Sept. 30, 2015	Year Ended Sept. 30, 2014	Year Ended Sept. 30, 2013	Period Ended Sept. 30, 2012[a]
Per Share Data
Net asset value, beginning of period	$26.97	$26.19	$26.54	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	1.03	1.09	1.28	1.06
Net gain (loss) on investments (realized and unrealized)	(.25)	1.14	(.27)	1.44
Total from investment operations	.78	2.23	1.01	2.50
Less distributions from:
Net investment income	(1.18)	(1.45)	(1.32)	(.96)
Net realized gains	(.04)	—	(.04)	—
Total distributions	(1.22)	(1.45)	(1.36)	(.96)
Net asset value, end of period	$26.53	$26.97	$26.19	$26.54

Total Return [e]	2.91%	8.74%	3.88%	10.09%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,409,171	$270,668	$78,318	$44,566
Ratios to average net assets:
Net investment income (loss)	3.83%	4.09%	4.78%	4.91%
Total expenses[c]	0.76%	0.81%	0.89%	0.99%
Net expenses[d,g]	0.57%	0.57%	0.64%	0.52%
Portfolio turnover rate	74%	52%	94%	69%

44 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (concluded)
TOTAL RETURN BOND FUND

[a]	Since commencement of operations: November 30, 2011. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers.
[e]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[f]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[g]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the operating expense ratio for the year would be:

	09/30/15	09/30/14	09/30/13	09/30/12
A-Class	0.84%	0.86%	0.86%	0.82%
C-Class	1.56%	1.58%	1.64%	1.59%
P-Class	0.75%	N/A	N/A	N/A
Institutional Class	0.50%	0.50%	0.52%	0.50%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 45

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate Fund. The Trust is authorized to issue an unlimited number of shares. The Trust accounts for the assets of each Fund separately.

The Trust offers a combination of four separate classes of shares, A-Class shares, C-Class shares, P-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. B-Class shares were offered without a front-end sales charge, but were subject to a CDSC of up to 5% for five years and convert to A-Class shares after eight years. Effective January 4, 2010, subscriptions for B-Class shares are no longer accepted. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares have a minimum initial investment of $2 million and a minimum account balance of $1 million. Institutional Class shares are offered without a front-end sales charge or a CDSC. At September, 30 2015, the Trust consisted of seventeen funds.

This report covers the Total Return Bond Fund (the “Fund”), a diversified investment company, while the other funds are in separate reports. Only A-Class, C-Class, P-Class and Institutional shares had been issued by the Fund.

Guggenheim Investments (“GI”) provides advisory services, and Rydex Fund Services, LLC (“RFS”) provides transfer agent, administrative and accounting services to the Trust. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI, RFS and GFD are affiliated entities.

Significant Accounting Policies

The Fund operates as an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

46 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

A. The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities or other assets.

Valuations of the Fund’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed and will review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used by, and valuations provided by, the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 47

NOTES TO FINANCIAL STATEMENTS (continued)

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities such as World Equity Benchmark Shares. In addition, the Board of Trustees has authorized the Valuation Committee and GI to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Open-end investment companies (“Mutual Funds”) are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds (“ETFs”) and closed-end investment companies (“CEFs”) are valued at the last quoted sales price.

U.S. government securities are valued by either independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker/dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

Typically loans are valued using information provided by an independent third party pricing service which uses broker quotes in a non-active market.

Listed options are valued at the Official Settlement Price listed by the exchange, usually as of 4:00 p.m. Long options are valued using the bid price and short options are valued using the ask price. In the event that a settlement price is not available, fair valuation is enacted. Over-the-counter options are valued using the average bid price (for long options), or average ask price (for short options) obtained from one or more security dealers.

48 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The value of interest rate swap agreements entered into by a Fund are accounted for using the unrealized gain or loss on the agreements that is determined using the spread priced off the previous day’s Chicago Mercantile Exchange (“CME”) price.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency. The change in value of the contract is recorded as unrealized appreciation or depreciation until the forward foreign currency contract is closed. When the forward foreign currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

Investments for which market quotations are not readily available are fair valued as determined in good faith by GI under the direction of the Board of Trustees using methods established or ratified by the Board of Trustees. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

B. Senior loans in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating rate plus a premium. These base lending rates are generally (I) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot

THE GUGGENHEIM FUNDS ANNUAL REPORT | 49

NOTES TO FINANCIAL STATEMENTS (continued)

be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The interest rate indicated is the rate in effect at September 30, 2015.

C. The Fund may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually take delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date.

D. Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to-market daily. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, it realizes a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security purchased by the Fund upon exercise increases by the premium originally paid.

When the Fund writes (sells) an option, an amount equal to the premium received is entered in that Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

E. Swap agreements are marked-to-marked daily and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of an agreement or termination of the agreement are recognized as realized gains or losses.

F. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including

50 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

amortization of premiums and accretion of discounts, is accrued on a daily basis. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

G. The Fund declares dividends from investment income daily. The Fund pays its shareholders from its net investment income monthly and distributes any net capital gains that it has realized, at least annually. Distributions to shareholders are recorded on the ex-dividend date. Dividends are reinvested in additional shares unless shareholders request payment in cash. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes.

H. Interest and dividend income, most expenses, all realized gains and losses, and all unrealized gains and losses are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis upon the respective aggregate net assets of each Fund included in the Trust.

I. Under the fee arrangement with the custodian, the Fund may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits, if any. For the year ended September 30, 2015, there were no earnings credits received.

J. The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

K. Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which

THE GUGGENHEIM FUNDS ANNUAL REPORT | 51

NOTES TO FINANCIAL STATEMENTS (continued)

provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

L. The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held.

Such fluctuations are included with the net realized and unrealized gain or loss on investments.

2. Financial Instruments and Derivatives

As part of its investment strategy, the Fund utilizes a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how

52 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Fund may utilize derivatives for the following purposes:

Duration – the use of an instrument to manage the interest rate risk of a portfolio.

Hedge – an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Options Purchased and Written

A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security, or the purchaser of a put option the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid. The following table represents the Funds’ use and volume of call options purchased on a quarterly basis:

Fund	Use	Average Number of Contracts
Total Return Bond Fund	Duration, Hedge	13,397

The risk in writing a call option is that the Fund may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities and a Fund may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter (“OTC”) options, the Fund may be at risk because of the counterparty’s inability to perform.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 53

NOTES TO FINANCIAL STATEMENTS (continued)

The Fund used written options for Duration and Hedge. The following table represents the Fund’s volume of options written for the year ended September 30, 2015.

Call Options Written

Written Call Options
	Total Return Bond Fund
	Number of Contracts	Premium Amount
Balance at September 30, 2014	—	$—
Options Written	38,587	2,654,925
Options terminated in closing purchase transactions	—	—
Options expired	(31,249)	(2,457,096)
Options exercised	—	—
Balance at September 30, 2015	7,338	$197,829

Swaps

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. A Fund utilizing OTC swaps bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing. Central clearing generally reduces counterparty credit risk and increases liquidity, but central clearing does not make swap transactions risk-free. Additionally, there is no guarantee that a Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as index or basket) or a fixed or variable interest rate. Index swaps will usually be computed based on the current index value as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. Custom basket swaps are computed in a similar manner, but the composition of the custom basket swap is not tied directly to a publicly available index. As such, the constituents of the basket are available on the respective Fund’s Schedule of Investments. A Fund utilizing a total return index swap bears the risk of loss of

54 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying index declines in value.

Interest rate swaps involve the exchange by the Fund with another party for its respective commitment to pay or receive interest on a notional amount of principal. Interest rate swaps are generally valued using the closing price from the prior day, subject to an adjustment for the current day’s spreads. Interest rate swaps are generally subject to mandatory central clearing, but central clearing does not make interest rate swap transactions risk free.

The following table represents the Fund’s use and volume of interest rate swaps on a quarterly basis:

Fund	Use	Average Notional
Total Return Bond Fund	Duration, Hedge	$27,975,000

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of forward foreign currency exchange contracts may be cash-settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 55

NOTES TO FINANCIAL STATEMENTS (continued)

The following table represents the Fund’s use and volume of forward foreign currency exchange contracts on a quarterly basis:

		Average Settlement
Fund	Use	Purchased	Sold
Total Return Bond Fund	Hedge	$1,669,770	$126,663

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of September 30, 2015:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Interest Rate contracts	Unrealized appreciation on swap agreements	Options, written at value
Investments in unaffiliated issuers, at value
Currency contracts		Unrealized depreciation on forward foreign currency exchange contracts

The following table sets forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at September 30, 2015:

Asset Derivative Investments Value
Fund	Swaps Interest Rate Contracts	Options Purchased Interest Rate Contracts	Forward Foreign Currency Exchange Contracts	Total Value at September 30, 2015
Total Return Bond Fund	$233,580	$1,430,910	$—	$1,664,490

Liability Derivative Investments Value
Fund	Swaps Interest Rate Contracts	Options Written Interest Rate Contracts	Forward Foreign Currency Exchange Contracts	Total Value at September 30, 2015
Total Return Bond Fund	$—	$293,520	$8,192	$301,712

56 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the year ended September 30, 2015:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Currency contracts	Net realized gain (loss) on forward foreign currency exchange contracts
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts
Interest Rate contracts	Net realized gain (loss) on options purchased
Net change in unrealized appreciation (depreciation) on options purchased
Net realized gain (loss) on options written
Net change in unrealized appreciation (depreciation) on options written
Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statement of Operations categorized by primary risk exposure for the year ended September 30, 2015:

Realized Gain (Loss) on Derivative Investments Recognized on the Statement of Operations
Fund	Swaps Interest Rate Contracts	Options Written Interest Rate Contracts	Options Purchased Interest Rate Contracts	Forward Foreign Currency Exchange Contracts	Total Value at September 30, 2015
Total Return Bond Fund	$2,644,154	$2,457,096	$(5,535,018)	$355,750	$(78,018)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statement of Operations
Fund	Swaps Interest Rate Contracts	Options Written Interest Rate Contracts	Options Purchased Interest Rate Contracts	Forward Foreign Currency Exchange Contracts	Total Value at September 30, 2015
Total Return Bond Fund	$(452,470)	$(95,691)	$542,718	$(32,001)	$(37,444)

THE GUGGENHEIM FUNDS ANNUAL REPORT | 57

NOTES TO FINANCIAL STATEMENTS (continued)

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. The Fund uses, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

3. Fees and Other Transactions with Affiliates

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees calculated at an annualized rate of 0.50% of the average daily net assets of the Fund.

RFS is paid the following for providing transfer agent services to the Fund. Transfer agent fees are assessed to the applicable class of the Fund.

Annual charge per account	$5.00 – $8.00
Transaction fee	$0.60 – $1.10
Minimum annual charge per Fund†	$25,000
Certain out-of-pocket charges	Varies

†	Not subject to Fund during first twelve months of operations.

RFS also acts as the administrative agent for the Fund, and as such performs administrative functions and the bookkeeping, accounting and pricing functions for the Fund. For these services, RFS receives 0.095% of the average daily net assets of the Fund. The minimum annual charge for administrative fees is $25,000.

RFS engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Fund has adopted Distribution Plans related to the offering of A-Class, C-Class and P-Class shares pursuant to Rule 12b-1 under the 1940 Act. The plans provide for payments at an annual rate of 0.25% of the average daily net assets of the Fund’s A-Class and P-Class shares, and 1.00% of the average daily net assets of the Fund’s C-Class shares.

58 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The investment advisory contracts for the following Fund provides that the total expenses be limited to a percentage of average net assets for each class of shares, exclusive of brokerage costs, dividends on securities sold short, expenses of other investment companies in which a Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

	Limit	Effective Date	Contract End Date
Total Return Bond Fund - A-Class	0.90%	11/30/12	02/01/16
Total Return Bond Fund - C-Class	1.65%	11/30/12	02/01/16
Total Return Bond Fund - P-Class*	0.90%	05/01/15	02/01/17
Total Return Bond Fund - Institutional Class	0.50%	11/30/12	02/01/16

*	Since the commencement of operations: May 1, 2015

GI is entitled to reimbursement by the Funds for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. At September 30, 2015, the amount of fees waived or expenses reimbursed that are subject to recoupment are presented in the following table:

Fund	Expires 2016	Expires 2017	Expires 2018	Fund Total
Total Return Bond	$462,339	$550,932	$2,324,957	$3,338,228

For the year ended September 30, 2015, no amounts were recouped by GI.

If a Fund invests in an affiliated fund, the investing Fund’s Adviser has agreed to waive fees at the investing fund level. Fee waivers will be calculated at the investing Fund level without regard to any expense cap, if any, in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended September 30, 2015, the following fund waived advisory fees related to investments in the affiliated funds.

Fund	Amount
Total Return Bond Fund	$16,201

For the year ended September 30, 2015, GFD retained sales charges of $660,571 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI, RFS and GFD.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 59

NOTES TO FINANCIAL STATEMENTS (continued)

4. Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2015. See the Schedule of Investments for more details on the classification of securities.

	Level 1 Investments In Securities	Level 2 Investments In Securities	Level 2 Other Financial Instruments*	Level 3 Investments In Securities	Total
Assets
Total Return Bond Fund	$176,011,098	$1,981,923,437	$233,580	$35,876,208	$2,194,044,323

Liabilities
Total Return Bond Fund	$293,520	$—	$8,192	$—	$301,712

*	Other financial instruments may include forward foreign currency exchange contracts and/or swaps, which are reported as unrealized gain/loss at period end.

60 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they may be computed by the Fund’s investment adviser or an affiliate. In any event, values may be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information and analysis. A significant portion of the Fund’s assets and liabilities are categorized as Level 2 or Level 3, as indicated in this report.

Indicative quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may be also used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although indicative quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in an indicative quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly indicative quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 61

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of significant unobservable inputs used in the fair value valuation of assets and liabilities categorizes within Level 3 of the fair value hierarchy.

Fund	Category and Subcategory	Ending Balance at 09/30/15	Valuation Technique	Unobservable Inputs
	Investments, at value
Total Return Bond Fund	Corporate Bonds	$9,622,700	Option Adjusted Spread off multiple month end broker marks over the 3 month LIBOR	Indicative Quote
		7,002,522	Option Adjusted Spread off the month end broker mark over the 3 month LIBOR	Indicative Quote
	Total Corporate Bonds	16,625,222
	Collateralized Mortgage Obligations	8,258,420	Option Adjusted Spread off multiple month end broker marks over the 3 month LIBOR	Indicative Quote
		1,057,077	Option Adjusted Spread off the month end broker mark over the 3 month LIBOR	Indicative Quote
	Total Collateralized Mortgage Obligations	9,315,497
	Asset-Backed Securities	9,114,980	Option Adjusted Spread off the month end broker mark over the 3 month LIBOR	Indicative Quote
	Senior Floating Rate Interests	820,463	Option Adjusted Spread off the month end broker mark over the 3 month LIBOR	Indicative Quote

Any remaining Level 3 securities held by the Fund and excluded from the table above, were not considered material to the Fund.

Transfers between investment levels may occur as the markets fluctuate and/ or the availability of data used in an investment’s valuation changes. The Fund recognized transfers between the levels as of the beginning of the period. As of September 30, 2015, the Fund had transfers in/out of Level 3 due to changes in securities valuation method. See the table below for changes to and from Level 2 and Level 3. There were no other securities that transferred between levels.

62 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended September 30, 2015:

LEVEL 3 – Fair value measurement using significant unobservable inputs

	Senior Floating Rate Interests	Collateralized Mortgage Obligations	Asset-Backed Securities	Corporate Bonds	Preferred Stocks	Total
TOTAL RETURN BOND
Assets:
Beginning Balance	$—	$947,112	$481,300	$4,467,661	$—	$5,896,074
Purchases	824,500	7,331,907	9,209,504	15,360,057	—	32,725,968
Sales, maturities and paydowns	(8,500)	(57,551)	(173,476)	(31,899)	—	(271,426)
Total realized gains or losses included in earnings	—	(75)	—	—	—	(75)
Total change in unrealized gains or losses included in earnings	4,463	(39,883)	78,953	48,607	(12,193)	79,947
Transfers into Level 3	—	1,133,986	—	—	12,238	1,146,224
Transfers out of Level 3	—	—	(481,300)	(3,219,204)	—	(3,700,504)
Ending Balance	$820,463	$9,315,497	$9,114,981	$16,625,222	$45	$35,876,208
Net change in unrealized appreciation (depreciation) for investments in securities still held at September 30, 2015	$(177)	$(42,936)	$78,845	$13,483	$(12,193)	$37,022

5. Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on Federal income tax returns for all open tax

THE GUGGENHEIM FUNDS ANNUAL REPORT | 63

NOTES TO FINANCIAL STATEMENTS (continued)

years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

At September 30, 2015, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

The tax character of distributions paid during the year ended September 30, 2015 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Guggenheim Total Return Bond Fund	$52,078,333	$688,701	$52,767,034

The tax character of distributions paid during the year ended September 30, 2014 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Guggenheim Total Return Bond Fund	$11,445,172	$—	$11,445,172

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

Tax components of accumulated earnings/(deficit) as of September 30, 2015, were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation/ (Depreciation)	Accumulated Capital and Other Losses	Other Temporary Differences
Guggenheim Total Return Bond Fund	$7,108,478	$—	$(25,864,284)	$(5,560,022)	$(5,875,419)

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward and applied against future capital gains. Under the RIC Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of September 30, 2015, the Fund had no capital loss carryforwards.

64 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Pursuant to Federal income tax regulations applicable to investment companies, the Fund can elect to treat net capital losses and certain ordinary losses realized between November 1 and September 30 of each year as occurring on the first day of the following tax year. The Fund also can elect to treat certain ordinary losses realized between January 1 and September 30 of each year as occurring on the first day of the following tax year. The Fund has elected to defer the following late year loss:

Fund	Ordinary	Capital
Total Return Bond Fund	$—	$(5,560,022)

As of September 30, 2015, the following reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations, which are due to swaps, paydowns on asset backed securities, foreign currency reclasses, return of capital on investments, certain CLO investments and dividend reclasses. Net investment income, net realized gains and net assets were not affected by these changes.

On the Statement of Assets and Liabilities, the following adjustments were made for permanent book/tax differences:

Fund	Paid In Capital	Undistributed Net Investment Income	Accumulated Net Realized Loss
Guggenheim Total Return Bond Fund	$(1)	$3,401,669	$(3,401,668)

At September 30, 2015, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Gain	Tax Unrealized Loss	Net Unrealized Loss
Guggenheim Total Return Bond Fund	$2,219,865,339	$15,374,951	$(41,429,547)	$(26,054,596)

THE GUGGENHEIM FUNDS ANNUAL REPORT | 65

NOTES TO FINANCIAL STATEMENTS (continued)

6. Securities Transactions

For the year ended September 30, 2015, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Total Return Bond Fund	$2,343,020,428	$860,300,143

For the year ended September 30, 2015, the cost of purchases and proceeds from sales of government securities were as follows:

Fund	Purchases	Sales
Total Return Bond Fund	$273,670,687	$66,209,344

7. Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in the Guggenheim Strategy Funds Trust consisting of Guggenheim Strategy Fund I, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Cash Management Funds”), open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2014 is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at http://www.sec.gov/Archives/edgar/data/1601445/000089180414001107/gug60774-ncsr.htm.

66 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Transactions during the year ended September 30, 2015 in which the portfolio company is an “affiliated person” are as follows:

Affiliated issuers by Fund	Value 09/30/14	Additions	Reductions	Value 09/30/15	Shares 09/30/15	Investment Income	Realized Loss
Total Return Bond Fund
Guggenheim Limited Duration Institutional Class	$2,059,674	$520,841	$(2,563,399)	$—	—	$20,824	$(22,780)
Guggenheim Strategic Opportunities Fund	—	3,168,474	—	2,968,259	166,010	140,699	—
Guggenheim Strategy Fund 1	—	95,773,141	—	95,705,888	3,846,700	273,142	—
	$2,059,674	$99,462,456	$(2,563,399)	$98,674,147		$434,665	$(22,780)

8. Loan Commitments

Pursuant to the terms of certain loan agreements, the Fund held unfunded loan commitments as of September 30, 2015. The Fund is obligated to fund these loan commitments at the borrower’s discretion.

The unfunded loan commitments as of September 30, 2015 were as follows:

Borrower	Maturity Date	Face Amount	Value
Total Return Bond Fund
Acosta, Inc.	9/26/2019	$2,200,000	$233,577
Lincoln Finance Ltd.	12/31/2015	5,000,000	—
		$7,200,000	$233,577

9. Line of Credit

The Trust, with the exception of Alpha Opportunity Fund and Capital Stewardship Fund, secured a committed, $625,000,000 line of credit from Citibank, N.A., good through October 9, 2015, at which time the line of credit may be renewed. This line of credit is reserved for emergency or temporary purposes. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, LIBOR plus 1.0%, and the Fed Funds rate, plus 0.50%. The Trust did not have any borrowings under this agreement as of and for the year ended September 30, 2015.The Trust also pays a commitment fee at an annualized rate of 0.07% of the average daily amount of their unused commitment amount.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 67

NOTES TO FINANCIAL STATEMENTS (continued)

10. Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian takes possession of the underlying collateral. The collateral is in the possession of the Fund’s custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements.

Fund	Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
Total Return Bond Fund	Jefferies & Company, Inc.
	2.70% - 3.21%
	Due 10/07/15 -10/28/15	$30,817,000	$30,915,077	Acis CLO Ltd.
				04/18/24 - 02/01/26*	$28,654,000	$23,002,360
				American Money Management Corp.
				04/14/27*	4,800,000	4,903,776
				Venture CDO Ltd.
				02/28/24*	5,000,000	4,050,000
				Ares CLO Ltd.
				11/25/20*	2,375,000	2,590,650
				Jefferies & Co.
				0.34%
				12/26/36	4,410,870	2,029,000
				CVP Cascade CLO Ltd.
				01/16/27*	2,250,000	1,778,000
				Nelder Grove CLO Ltd.
				08/28/26*	2,050,000	1,415,000
				Jasper CLO Ltd.
				08/01/17*	2,500	1,200,000
				Commonwealth of Puerto Rico
				5.50%
				07/01/18	1,260,000	1,085,540
					$190,879,119	$147,394,175

*	Residual interest.

68 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

11. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities and agrees to repurchase them at a particular price at a future date. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

For the year ended September 30, 2015, the following Funds entered into reverse repurchase agreements:

Fund	Number of Days outstanding	Balance at September 30, 2015	Average balance outstanding	Average interest rate
Total Return Bond Fund	365	$242,410,995	$119,134,762	0.65%

In June 2014, the FASB issued Accounting Standards Update 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (ASU 2014-11) that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as secured borrowings, which applies to the reverse repurchase agreements held by the Funds. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. The Funds have adopted the ASU.

The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of September 30, 2015, aggregated by asset class of the related collateral pledged by the Fund:

Fund	Overnight and Continuous	Up to 30 days	31-90 days	Greater than 90 days	Total
Total Return Bond Fund
Corporate Bonds	$22,918,085	$30,147,537	$56,161,862	$23,571,211	$132,798,695
Foreign Government Bonds	2,772,650	6,459,750	9,662,338	—	18,894,738
Municipal Bond	—	24,891,063	8,624,000	—	33,515,063
U.S. Government Securities	57,202,500	—	—	—	57,202,500
Gross amount of recognized liabilities for reverse repurchase agreements	$82,893,235	$61,498,350	$74,448,199	$23,571,211	$242,410,995

THE GUGGENHEIM FUNDS ANNUAL REPORT | 69

NOTES TO FINANCIAL STATEMENTS (continued)

12. Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board of Trustees:

Fund	Restricted Securities	Acquisition Date	Amortized Cost	Value
Total Return Bond Fund	Autoridad del Canal de Panama 4.95% due 07/29/35	09/24/15	$4,420,440	$4,456,543
	Anchorage Credit Funding 1 Ltd. 4.30% due 07/28/30	05/07/15	3,000,000	3,077,002
	Customers Bank 6.13% due 06/26/29	06/24/14	2,000,000	2,020,000
	Cadence Bank North America 6.25% due 06/28/29	06/06/14	1,200,000	1,200,000
	Airplanes Pass Through Trust 0.76% due 03/15/19	11/30/11	576,407	232,879
	Schahin II Finance Company SPV Ltd. 5.88% due 09/25/22	03/21/12	777,464	164,178
			11,974,311	11,150,602

13. Offsetting

In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

70 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statement of Assets and Liabilities in conformity with U.S. GAAP.

					Gross Amounts Not ffset in the Statement of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Assets Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Total Return Bond Fund	Forward foreign currency exchange contracts	$8,192	$—	$8,192	$—	$—	$8,192

[1]	Centrally cleared swaps are excluded from these reported amounts.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 71

NOTES TO FINANCIAL STATEMENTS (concluded)

14. P-Class Shares

Effective May 1, 2015, the Funds started to offer P-Class shares.

P-Class shares of the Funds are offered primarily through broker/dealers and other financial intermediaries with which Guggenheim Funds Distributors, LLC has an agreement for the use of P-Class shares of the Funds in investment products, programs or accounts. P-Class shares do not have a minimum initial investment amount, subsequent investment amount or a minimum account balance.

15. Subsequent Event

Beginning on October 1, 2015, A-Class shares of the Fund are offered at NAV plus an initial sales charge as follows:

Amount of Investment	Sales Charge as % of Offering Price	Sales Charge as % of Net Amount Invested
Less than $50,000	4.00%	4.17%
$50,000 but less than $100,000	3.75%	3.90%
$100,000 but less than $250,000	2.75%	2.83%
$250,000 but less than $1,000,000	1.75%	1.78%
$1,000,000 or greater	None	None

72 | THE GUGGENHEIM FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
of Guggenheim Funds Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guggenheim Total Return Bond Fund (one of the series constituting the Guggenheim Funds Trust) (the “Fund”) as of September 30, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the brokers and paying agents or by other appropriate auditing procedures where replies from custodians, brokers, or paying agents were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Guggenheim Total Return Bond Fund (one of the series constituting the Guggenheim Funds Trust) at September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia
November 25, 2015

THE GUGGENHEIM FUNDS ANNUAL REPORT | 73

OTHER INFORMATION (Unaudited)

Tax Information

In January 2016, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2015.

The Fund’s investment income (dividend income plus short-term gains, if any) qualifies as follows:

Of the ordinary income distributions paid during the fiscal year, the following fund had the corresponding percentages qualify for the dividends received deduction for corporations:

Fund	Dividend received deduction
Guggenheim Total Return Bond Fund	1.13%

Additionally, the following amounts of taxable ordinary income dividends paid during the fiscal year qualified for the lower income tax rate available to individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003:

Fund	Qualified dividend income
Guggenheim Total Return Bond Fund	1.49%

Additionally, of the taxable ordinary income distributions paid during the fiscal year ending September 30, 2015, the Fund had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively.

Fund	Qualified interest	Qualified short-term capital gain
Guggenheim Total Return Bond Fund	54.58%	0.00%

With respect to the taxable year ended September 30, 2015, the Fund hereby designates as capital gain dividends $520,972 or, if subsequently determined to be different, the net capital gain of such year.

74 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level classifications used by Bloomberg Industry Classification System, a widely recognized industry classification system provider. In each Fund’s registration statement, the Funds have investment policies relating to concentration in specific industries. For purposes of these investment policies, the Funds usually classify industries based on industry-level classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Report of the Guggenheim Funds Trust Contracts Review Committee

Guggenheim Funds Trust (the “Trust”) was organized as a Delaware statutory trust on November 8, 2013, and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust includes the following series:

THE GUGGENHEIM FUNDS ANNUAL REPORT | 75

OTHER INFORMATION (Unaudited)(continued)

●  Guggenheim Alpha Opportunity Fund (“Alpha Opportunity Fund”)

●  Guggenheim Enhanced World Equity Fund (“Enhanced World Equity Fund”)

●  Guggenheim High Yield Fund (“High Yield Fund”)

●  Guggenheim Large Cap Value Fund (“Large Cap Value Fund”)

●  Guggenheim Macro Opportunities Fund (“Macro Opportunities Fund”)

●  Guggenheim Mid Cap Value Institutional Fund (“Mid Cap Value Institutional Fund”)

●  Guggenheim Risk Managed Real Estate Fund (“Risk Managed Real Estate Fund”)

●  Guggenheim StylePlus—Large Core Fund (“StylePlus—Large Core Fund”)

●  Guggenheim Total Return Bond Fund (“Total Return Bond Fund”)

●  Guggenheim Capital Stewardship Fund (“Capital Stewardship Fund”)

●  Guggenheim Floating Rate Strategies Fund (“Floating Rate Strategies Fund”)

●  Guggenheim Investment Grade Bond Fund (“Investment Grade Bond Fund”)

●  Guggenheim Limited Duration Fund (“Limited Duration Fund”)

●  Guggenheim Mid Cap Value Fund (“Mid Cap Value Fund”)

●  Guggenheim Municipal Income Fund (“Municipal Income Fund”)

●  Guggenheim Small Cap Value Fund (“Small Cap Value Fund”)

●  Guggenheim StylePlus—Mid Growth Fund (“StylePlus—Mid Growth Fund”)

●  Guggenheim World Equity Income Fund (“World Equity Income Fund”)

With the exception of Capital Stewardship Fund, Enhanced World Equity Fund, Floating Rate Strategies Fund, Limited Duration Fund, Macro Opportunities Fund, Risk Managed Real Estate Fund and Total Return Bond Fund, Security Investors, LLC, also known as Guggenheim Investments (“Security Investors”) and an indirect subsidiary of Guggenheim Partners, LLC, a global, diversified financial services firm (“Guggenheim Partners”), serves as investment adviser to each series of the Trust. (Guggenheim Partners, Security Investors, Guggenheim Partners Investment Management, LLC (“GPIM”) and their affiliates may be referred to herein collectively as “Guggenheim.”) In this connection, the Trust and Security Investors have entered into five separate investment management agreements which group the series as follows: (i) Mid Cap Value Fund, Mid Cap Value Institutional Fund, Small Cap Value Fund, StylePlus—Large Core Fund and World Equity Income Fund; (ii) Large Cap Value Fund; (iii) StylePlus—Mid Growth; (iv)

76 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

Investment Grade Bond Fund, High Yield Fund and Municipal Income Fund; and (v) Alpha Opportunity Fund. (The Funds identified in (i) through (v) above are collectively referred to herein as the “SI-Advised Funds.”) Under the terms of the applicable investment management agreement between the Trust and Security Investors, Security Investors also is responsible for overseeing the activities of GPIM, an indirect subsidiary of Guggenheim Partners, with respect to its service as investment sub-adviser to Municipal Income Fund, pursuant to an investment sub-advisory agreement between Security Investors and GPIM (the “Sub-Advisory Agreement”).

GPIM serves as investment adviser with respect to each of Capital Stewardship Fund, Enhanced World Equity Fund, Floating Rate Strategies Fund, Limited Duration Fund, Macro Opportunities Fund, Risk Managed Real Estate Fund and Total Return Bond Fund (collectively, the “GPIM-Advised Funds” and together with the SI-Advised Funds, the “Funds” and individually, a “Fund”). In this connection, the Trust and GPIM have entered into five separate investment advisory agreements which group includes the GPIM-Advised Funds as follows: (i) Enhanced World Equity Fund; (ii) Floating Rate Strategies Fund, Macro Opportunities Fund and Total Return Bond Fund; (iii) Capital Stewardship Fund; (iv) Limited Duration Fund; and (v) Risk Managed Real Estate Fund. (The investment management agreements pertaining to the SIAdvised Funds and the investment advisory agreements pertaining to the GPIM-Advised Funds are referred to herein together as the “Advisory Agreements” and, together with the Sub Advisory Agreement, as the “Agreements.” In addition, unless the context indicates otherwise, GPIM, with respect to its service as investment adviser to the GPIM-Advised Funds, and Security Investors as to the SI-Advised Funds, are each referred to herein as the “Adviser” and together, the “Advisers.”) Under the supervision of the Board of Trustees of the Trust (the “Board,” with the members of the Board referred to individually as the “Trustees”), the Advisers regularly provide (or, as applicable, oversee the provision of) investment research, advice and supervision, a continuous investment program, and direct the purchase and sale of securities and other investments for each Fund’s portfolio.

Following an initial two-year term, the Advisory Agreements continue in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested persons,” as defined by the 1940 Act, of the Trust (the “Independent Trustees”) casting votes in person at a meeting called for such purpose. At meetings held in person on April 29, 2015 (the “April Meeting”) and on May 19, 2015 (the “May Meeting”), the members of the Contracts Review Committee of the Board (the “Committee”), consisting solely

THE GUGGENHEIM FUNDS ANNUAL REPORT | 77

OTHER INFORMATION (Unaudited)(continued)

of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Advisory Agreements and the Sub-Advisory Agreement in connection with the Committee’s annual contract review schedule.1 As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”). Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Agreements and other principal contracts. In this connection, Independent Legal Counsel advised the Committee of: (i) the responsibilities of board members under applicable law; (ii) the standards for determining what constitutes an excessive fee as delineated by the courts and the factors the Trustees should consider in determining whether to approve the fee arrangements; and (iii) the disclosure requirements pertaining to these approvals, as required by the Securities and Exchange Commission. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. Recognizing that the evaluation process with respect to the services provided by each of the Advisers is an ongoing one, the Committee also considered the variety of written materials, reports and oral presentations it received (and also received by the full Board) throughout the year regarding performance and operating results of the Funds.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help boards of directors/trustees fulfill their advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. Guggenheim prepared a presentation in response to a formal request for information sent by Independent Legal Counsel on behalf of the Independent Trustees. In addition, Guggenheim made a presentation at the April Meeting, which addressed areas identified for discussion by the Committee Chair and Independent Legal Counsel. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided following the April Meeting (collectively with the foregoing reports and materials, the “Contract Materials”).

[1]

Since the Capital Stewardship Fund was subject to an investment management agreement approved by the Board for an initial term of two years at an in-person meeting of the Board held on August 19-20, 2014, it was not included in the contract renewal process conducted at the meetings in April and May 2015. Accordingly, references herein to the “Funds” should be understood as referring to all series of the Trust, excluding the Capital Stewardship Fund.

78 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

Among other things, Guggenheim provided: (i) staffing reports and biographies of those key personnel of each Adviser providing services to the Funds; (ii) descriptions of various services performed by Guggenheim for the provision of a continuous investment program for each Fund, monitoring compliance with Fund investment strategies and statutory requirements, reviewing trading processes and conducting investment performance analyses; (iii) information regarding each Adviser’s compliance and regulatory history, including its Form ADV; and (iv) information concerning the parent company and overall Guggenheim organization and strategic plans and goals, all to assist the Committee in assessing the nature, extent and quality of services provided by each of Security Investors and GPIM, respectively. In addition, Guggenheim’s response included information comparing the investment performance, advisory fees and total expenses of the Funds to other funds (including such information presented in the FUSE reports as well as supplemental information prepared by Guggenheim), charts showing gross revenues, expenses and earnings for Guggenheim by product line and each Fund, including a breakout of various expenses, a description of Guggenheim’s expense allocation methodology and information about the profitability of the Funds to Guggenheim Investments (the investment management business of Guggenheim Partners), financial information for Guggenheim Investments, and certain information about Guggenheim’s insurance policies, business continuity plan, proxy voting procedures, trade allocation, shareholder communications and compliance monitoring, among other things.

The Committee considered the foregoing Contract Materials in the context of its substantial accumulated experience governing the Trust and weighed the factors and standards discussed with Independent Legal Counsel. Following an analysis and discussion of the factors identified below and in the exercise of its business judgment, the Committee concluded that it was in the best interests of the Funds2 to recommend that the Board approve the renewal of each Advisory Agreement and the Sub Advisory Agreement for an additional 12-month term.

Investment Advisory Agreements

Nature, Extent and Quality of Services Provided by each Adviser: With respect to the nature, extent and quality of services currently provided by each Adviser, the Committee considered the information provided by Guggenheim concerning the

[2]

At the May Meeting, the Board determined to close and liquidate the Enhanced World Equity Fund based upon the Adviser’s recommendation (the “Liquidation Proposal”). Following an evaluation of strategic options, the Board determined that liquidation of the Fund as a series of the Trust would be in the best interests of the Fund and its shareholders. In view of the Liquidation Proposal, the Committee recommended the continuation of the Advisory Agreement with respect to the Enhanced World Equity Fund to provide for the continuation of advisory services until such time as the Fund was liquidated.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 79

OTHER INFORMATION (Unaudited)(continued)

education, experience, professional affiliations, areas of responsibility and duties of key personnel performing services for the Funds, including those personnel providing compliance oversight. In this connection, the Committee considered Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds and noted Guggenheim’s report on recent additions and departures in personnel who work on matters relating to the Funds or are significant to the operations of each Adviser. The Committee also considered the Advisers’ attention to relevant developments in the mutual fund industry and its observance of compliance and regulatory requirements, and noted that on a regular basis the Board receives and reviews information from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. In addition, the Committee took into account the various compliance and risk management initiatives undertaken by Guggenheim, including, among other things, the hiring of additional staff to support the firm’s Chief Risk Officer, initiatives related to the risks associated with the investment process and risk at the enterprise level, the organization’s risk management infrastructure and critical activities. The Committee also considered Guggenheim’s other initiatives intended to achieve greater enhancements and efficiencies in the organization’s ability to provide services to all of the registered investment companies for which Security Investors, GPIM or another Guggenheim affiliate serves as investment adviser/manager (including the Funds), such as efforts to consolidate compliance manuals and align processes of the Funds with those of other Funds managed by the Advisers or another Guggenheim affiliate. Moreover, in connection with the Committee’s evaluation of the overall package of services provided by each Adviser, the Committee considered each Adviser’s administrative capabilities, including its role in monitoring and coordinating compliance responsibilities with the fund administrator, transfer agent, distributor, custodian and other service providers to the Funds.

With respect to Guggenheim’s resources and the ability of each Adviser to carry out its responsibilities under the applicable Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee certain unaudited financial information concerning the Advisers’ parent company, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”). (The Committee received the audited consolidated financial statements of GPIMH once available following the April Meeting.)

The Committee also considered the acceptability of the terms of each Advisory Agreement (including the scope of services required to be performed by each Adviser). Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and at the May Meeting, as well as other considerations, including the Committee’s knowledge of each Adviser’s quality of

80 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

performance of its duties through Board meetings, discussions and reports during the year, the Committee concluded that each Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under each Advisory Agreement with respect to the Funds.

Investment Performance: The Committee received, for each Fund, investment returns for the five-year, three-year, one-year and three-month periods ended December 31, 2014, as applicable. In addition, the Committee received a comparison of each Fund’s performance to the performance of a benchmark, a peer group of similar funds and a broader universe of funds identified by FUSE, in each case for the same periods and, with respect to performance universe rankings for each Fund as to the returns of Class A shares, also for the ten-year period ended December 31, 2014, as applicable. The Committee received from FUSE representatives and considered a description of the methodology employed by FUSE for identifying each Fund’s peer group and universe for performance and expense comparisons.

In seeking to evaluate Fund performance over a full market cycle, the Committee generally focused its attention first on five-year and three-year performance rankings as compared to the relevant universe of funds, but also considered more recent performance periods, including the one-year period and, as deemed appropriate, the three-month period, for certain Funds such as for those Funds that were recently launched or had undergone recent changes in the composition of the portfolio management team and/or the investment strategies employed. In this connection, the Committee made the following observations:

Alpha Opportunity Fund: The Fund’s Class A shares outperformed the performance universe median for the five-year and three-year periods, ranking in the 1st and 4th percentiles, respectively. In light of various changes to this Fund, including the resignation of Mainstream Investment Advisors, LLC, effective September 30, 2013, as the Fund’s sub-adviser for the domestic long/short sub-portfolio of the Fund and the assumption by Security Investors of such investment management responsibility, the impact on portfolio management as a result of the Lehman bankruptcy,3 and subsequent changes to the Fund’s investment strategies, a reduction in the fund accounting and administration fee and the re-opening of the Fund to new subscriptions, the Committee considered more recent performance periods, including the one-year and the three-month

[3]

The Committee considered the circumstances that affected the management of the Fund as a result of the Fund’s prime broker, Lehman Brothers International Europe (“LBIE”), being placed into administration on September 15, 2008. The Fund’s exposure to LBIE had consisted of short sale proceeds held by LBIE, and restricted long positions held at the Fund’s custodian, as collateral for such short sales, which limited the management of the portfolio.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 81

OTHER INFORMATION (Unaudited)(continued)

periods. The Committee observed that the Fund’s Class A shares outperformed the performance universe median for the one-year and three-month periods ended December 31, 2014, ranking in the 11th and 4th percentiles, respectively.

Floating Rate Strategies Fund: The returns of the Fund’s Class A shares ranked in the 6th and 1st percentiles of its performance universe for the three-year and one-year periods ended December 31, 2014, respectively, and outperformed the performance universe median for each of these periods.

High Yield Fund: The Fund’s Class A shares ranked in the 64th, 7th and 46th percentiles of the performance universe for the five-year, three-year and one-year periods ended December 31, 2014, respectively, and outperformed the performance universe median for the three-year and one-year periods.

Investment Grade Bond Fund: The Fund’s Class A shares outperformed the performance universe median for the five-year, three-year and one-year periods ended December 31, 2014, ranking in the 14th, 4th and 3rd percentiles, respectively. The Committee also noted Guggenheim’s statement that the Fund outperformed its benchmark, the Barclays Capital U.S. Aggregate Index, for the five-year, three-year and one-year periods ended December 31, 2014, and that the current portfolio manager began management in August 2012 and, since that time, performance has been in the 1st quartile.

Large Cap Value Fund: The returns of the Class A shares underperformed the performance universe median for the five-year, three-year and one-year periods ended December 31, 2014, and ranked in the 76th, 60th and 78th percentiles, respectively. In analyzing this performance data, the Committee considered management’s discussion of the effect that stock selection had on the Fund’s performance. The Committee also noted recent measures taken by the Adviser to remedy relative underperformance, including enhancements to the portfolio analytics process with additional risk controls. The Committee took into account the presentations by the Fund’s portfolio management team at recent Board meetings and the team’s view that, although market conditions over the past several years had posed challenges for disciplined, long-term value investors, the long-term investment process employed for the Fund remains effective. The Committee also considered subsequent discussions with Guggenheim’s Assistant Chief Investment Officer (Equities) and the Managing Director of Equities concerning the portfolio management team’s investment thesis and portfolio construction processes and the continued confidence expressed by Guggenheim management in the portfolio management team’s capabilities, citing improved performance for the year-to-date as of March 31, 2015. In this connection, the Committee observed that, as to the Fund’s longer term performance track record, the FUSE report listed the returns for the Fund’s Class A shares for the ten-year

82 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

period ended December 31, 2014, which exceeded the performance universe median, ranking in the 45th percentile. The Committee also noted Guggenheim’s commitment to monitor the Fund’s performance and update the Independent Trustees on a quarterly basis as to the impact of the process enhancements implemented to-date and advise on other steps that might be taken to address the Fund’s underperformance, if necessary.

Limited Duration Fund: The Committee noted the Fund’s inception date of December 16, 2013 and observed that the returns of the Fund’s Class A shares ranked in the 8th and 18th percentiles of the performance universe for the one-year and three-month periods ended December 31, 2014, respectively, outperforming the median returns.

Macro Opportunities Fund: The returns of the Fund’s Class A shares ranked in the 3rd and 8th percentiles of the performance universe for the three-year and one-year periods ended December 31, 2014, respectively, and outperformed the performance universe median for each of these periods. The Committee considered information provided by Guggenheim indicating that the Fund, which commenced operations on November 30, 2011, outperformed its benchmark, the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index, for the three-year and one-year periods ended December 31, 2014.

Mid Cap Value Fund: The returns of the Class A shares underperformed the performance universe median for the five-year, three-year and one-year periods ended December 31, 2014, and ranked in the 92nd, 80th and 67th percentiles, respectively. In analyzing this performance data, the Committee considered management’s discussion of the effect that stock selection had on the Fund’s performance. The Committee also noted recent measures taken by the Adviser to remedy relative underperformance, including enhancements to the portfolio analytics process with additional risk controls. The Committee took into account the presentations by the Fund’s portfolio management team at recent Board meetings and the team’s view that, although market conditions over the past several years had posed challenges for disciplined, long-term value investors, the long-term investment process employed for the Fund remains effective. The Committee also considered subsequent discussions with Guggenheim’s Assistant Chief Investment Officer (Equities) and the Managing Director of Equities concerning the portfolio management team’s investment thesis and portfolio construction processes and the continued confidence expressed by Guggenheim management in the portfolio management team’s capabilities, citing improved performance for the year-to-date as of March 31, 2015. In this connection, the Committee observed that, as to the Fund’s longer term performance track record, the FUSE report listed the Fund’s performance for the ten-year period ended December 31, 2014 in the 1st quartile (22nd percentile) and that, according

THE GUGGENHEIM FUNDS ANNUAL REPORT | 83

OTHER INFORMATION (Unaudited)(continued)

to Guggenheim, the Fund outperformed its benchmark over the same period and since inception. The Committee also noted Guggenheim’s statement that the underperformance for the five-year period is heavily influenced by the lagging performance in calendar year 2011 where growth and large cap stocks were rewarded over value and issuers with smaller market capitalizations. In addition, the Committee noted Guggenheim’s commitment to monitor the Fund’s performance and update the Independent Trustees on a quarterly basis as to the impact of the process enhancements implemented to-date and advise on other steps that might be taken to address the Fund’s underperformance, if necessary.

Mid Cap Value Institutional Fund: The Fund’s returns underperformed the performance universe median for the five-year, three-year and one-year periods ended December 31, 2014 and ranked in the 88th, 72nd and 61st percentiles, respectively. In analyzing this performance data, the Committee considered management’s discussion of the effect that stock selection had on the Fund’s performance. The Committee also noted recent measures taken by the Adviser to remedy relative underperformance, including enhancements to the portfolio analytics process with additional risk controls. The Committee took into account the presentations by the Fund’s portfolio management team at recent Board meetings and the team’s view that, although market conditions over the past several years had posed challenges for disciplined, long-term value investors, the long-term investment process employed for the Fund remains effective. The Committee also considered subsequent discussions with Guggenheim’s Assistant Chief Investment Officer (Equities) and the Managing Director of Equities concerning the portfolio management team’s investment thesis and portfolio construction processes and the continued confidence expressed by Guggenheim management in the portfolio management team’s capabilities, citing improved performance for the year-to-date as of March 31, 2015. In addition, the Committee noted Guggenheim’s statement that the underperformance for the five-year period is heavily influenced by the lagging performance in calendar year 2011 where growth and large cap stocks were rewarded over value and issuers with smaller market capitalizations. The Committee also considered Guggenheim’s commitment to monitor the Fund’s performance and update the Independent Trustees on a quarterly basis as to the impact of the process enhancements implemented to-date and advise on other steps that might be taken to address the Fund’s underperformance, if necessary.

Municipal Income Fund: The Committee considered that Security Investors does not directly manage the investment portfolio but has delegated such duties to GPIM. Based on the information provided and the review of the Fund’s investment

84 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

performance, the Committee concluded that Security Investors had appropriately reviewed and monitored GPIM’s investment performance as Sub-Adviser to the Fund.

Risk Managed Real Estate Fund: The returns of the Fund’s Class A shares ranked in the 67th percentile of its performance universe for the three month period ended December 31, 2014. The Committee considered that the Fund was recently organized as of February 12, 2014 and has a limited period of operation.

StylePlus—Large Core Fund: The Fund implemented a strategy change and a new portfolio management team in May 2013. In light of the foregoing, the Committee considered more recent performance periods, including the one-year and three-month periods ended December 31, 2014, and observed that the returns of the Fund’s Class A shares exceeded the median of its performance universe for both periods, ranking in the 10th and the 41st percentiles for the one-year and three-month periods, respectively. The Committee also took into account that the Fund outperformed its benchmark for the one-year period ended December 31, 2014.

StylePlus—Mid Growth Fund: The Fund implemented a strategy change and a new portfolio management team in May 2013. In light of the foregoing, the Committee considered more recent performance periods, including the one-year and three-month periods ended December 31, 2014, and observed that the returns of the Fund’s Class A shares exceeded the median of its performance universe for both periods, ranking in the 13th and 36th percentiles for the one-year and three-month periods, respectively. The Committee also took into account that the Fund had outperformed its benchmark for the one-year period ended December 31, 2014.

Small Cap Value Fund: The Fund underperformed its performance universe median for the five-year, three-year and one-year periods ended December 31, 2014 and ranked in the 87th, 71st and 92nd percentiles, respectively. In analyzing this performance data, the Committee considered management’s discussion of the effect that stock selection had on the Fund’s performance. The Committee also noted recent measures taken by the Adviser to remedy relative underperformance, including enhancements to the portfolio analytics process with additional risk controls. The Committee took into account the presentations by the Fund’s portfolio management team at recent Board meetings and the team’s view that, although market conditions over the past several years had posed challenges for disciplined, long-term value investors, the long-term investment process employed for the Fund remains effective. The Committee also considered subsequent discussions with Guggenheim’s Assistant Chief Investment Officer (Equities) and the Managing Director of Equities concerning the portfolio management team’s investment thesis and portfolio construction processes and the continued

THE GUGGENHEIM FUNDS ANNUAL REPORT | 85

OTHER INFORMATION (Unaudited)(continued)

confidence expressed by Guggenheim management in the portfolio management team’s capabilities, citing improved performance for the year-to-date as of March 31, 2015. In addition, the Committee noted Guggenheim’s statement that the underperformance for the five-year period is heavily influenced by the lagging performance in calendar year 2011 where growth and large cap stocks were rewarded over value and issuers with smaller market capitalizations. The Committee also considered Guggenheim’s commitment to monitor the Fund’s performance and update the Independent Trustees on a quarterly basis as to the impact of the process enhancements implemented to-date and advise on other steps that might be taken to address the Fund’s underperformance, if necessary.

Total Return Bond Fund: The returns of the Fund’s Class A shares ranked in the 1st and 2nd percentiles of its performance universe for the three-year and one-year periods ended December 31, 2014, respectively, and outperformed the performance universe median for each of these periods.

World Equity Income Fund: The Fund implemented a strategy change and a new portfolio management team in August 2013. In light of the foregoing, the Committee considered more recent performance periods, including the one-year and three-month periods ended December 31, 2014, and observed that the returns of the Fund’s Class A shares exceeded its performance universe median for the one-year period, ranking in the 27th percentile, and lagged its performance universe median for the three-month period, ranking in the 83rd percentile.

After reviewing the foregoing and related factors, the Committee concluded, within the context of its overall conclusions regarding the Advisory Agreements, that: (i) each Fund’s performance was acceptable; or (ii) it was satisfied with Guggenheim’s responses and efforts relating to investment performance.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Investment Manager from Its Relationship with the Funds: The Committee compared each Fund’s contractual advisory fee and total net expense ratio to the applicable peer group and compared each Fund’s total net expense ratio to its universe of funds for the various classes. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements) of the peer group of funds. In addition, the Committee considered each Fund’s advisory fee as compared to the advisory fee charged by the applicable Adviser to another fund and/or institutional separate account with a similar investment objective and strategies, as applicable, noting that, in certain instances, the Adviser charges a lower advisory fee to other clients. The Committee considered Guggenheim’s explanation that lower fees are charged in certain instances due to numerous factors, including the scope of contract, types

86 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

of investors, applicable regulatory and legal structures, tax status, and for historical pricing reasons. In this regard, the Committee took into account Guggenheim’s assertion that the differences in fees reflected the Advisers’ greater level of responsibilities and significantly broader scope of services regarding the Funds, the more extensive regulatory obligations and risks associated with managing the Funds, and other financial considerations with respect to the Funds.

In further considering the comparative fee and expense data presented in the Contract Materials and addressed by Guggenheim, the Committee made the following observations:

Alpha Opportunity Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the asset weighted total net expense ratio are in the second quartile (27th and 45th percentiles, respectively) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

Floating Rate Strategies Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the fourth quartile (82nd percentile) of its peer group and the asset weighted total net expense ratio is in the third quartile (61st percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

High Yield Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (40th percentile) of its peer group and the asset weighted total net expense ratio is in the fourth quartile (77th percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

Investment Grade Bond Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the third quartile (67th percentile) of its peer group and the asset weighted total net expense ratio is in the fourth quartile (84th percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

Large Cap Value Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (31st percentile) of its peer group and the asset weighted total net expense ratio is in the first quartile (22nd percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 87

OTHER INFORMATION (Unaudited)(continued)

Limited Duration Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the third quartile (72nd percentile) of its peer group and the asset weighted total net expense ratio is in the second quartile (45th percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

Macro Opportunities Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the fourth quartile (85th percentile) of its peer group and the asset weighted total net expense ratio is in the third quartile (61st percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

Mid Cap Value Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (43rd percentile) of its peer group and the asset weighted total net expense ratio is in the fourth quartile (85th percentile) of its peer group.

Mid Cap Value Institutional Fund: The contractual advisory fee of the Fund is in the first quartile (15th percentile) of its peer group and the total net expense ratio is in the third quartile (69th percentile) of its peer group.

Municipal Income Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the asset weighted total net expense ratio are in the second quartile (26th and 38th percentiles, respectively) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

Risk Managed Real Estate Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the asset weighted total net expense ratio are in the first quartile (1st percentile as to each) of its peer group.

StylePlus—Large Core Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the asset weighted total net expense ratio are in the fourth quartile (80th and 100th percentiles, respectively) of its peer group.

StylePlus—Mid Growth Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (34th percentile) of its peer group and the asset weighted total net expense ratio is in the fourth quartile (100th percentile) of its peer group.

88 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

Small Cap Value Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the fourth quartile (78th percentile) of its peer group and the asset weighted total net expense ratio is in the first quartile (25th percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

Total Return Bond Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the fourth quartile (86th percentile) of its peer group and the asset weighted total net expense ratio is in the first quartile (19th percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

World Equity Income Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (27th percentile) of its peer group and the asset weighted total net expense ratio is in the fourth quartile (80th percentile) of its peer group. The Committee also considered that the Adviser had entered into an expense limitation agreement with respect to the Fund.

With respect to the costs of services provided and profits realized by Guggenheim Investments from its relationship with the Funds, the Committee reviewed a profitability analysis and data from management for each Fund setting forth the average assets under management for the twelve months ended December 31, 2014, ending assets under management as of December 31, 2014, gross revenues received by Guggenheim Investments, expenses incurred in providing services to the Funds, earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2013. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis. In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the complexity of the investment strategies employed for the Funds, in addition to the foregoing data and various figures.

The Committee considered other benefits available to each Adviser because of its relationship with the Funds and noted that Security Investors and GPIM may be deemed to benefit from arrangements whereby an affiliate, Rydex Fund Services, LLC, receives fees for (i) performing certain administrative functions and bookkeeping, accounting and pricing functions for the Funds pursuant to a Fund Accounting and Administration Agreement, and (ii) acting as transfer agent for the Funds and performing all shareholder servicing functions, including transferring record ownership, processing purchase and redemption transactions, answering inquiries, mailing shareholder communications, and acting as the dividend

THE GUGGENHEIM FUNDS ANNUAL REPORT | 89

OTHER INFORMATION (Unaudited)(continued)

disbursing agent pursuant to a Transfer Agency Agreement. The Committee reviewed the compensation arrangements for the provision of the foregoing services. The Committee also noted Guggenheim’s statement that it may benefit from marketing synergies arising from offering a broad spectrum of products, including the Funds. Based on all of the information provided and its review, the Committee determined that Guggenheim Investments’ profitability from its relationship with the Funds was not unreasonable.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Funds were being passed along to the shareholders. In this connection, the Committee also noted the Adviser’s statement that Guggenheim continues to develop the infrastructure needed to support Fund asset growth and to achieve economies of scale across the firm’s various products and product lines. Thus, while Guggenheim may be benefiting from certain economies of scale and related cost efficiencies, it is concurrently realizing new costs and expenses associated with investment in infrastructure, personnel and systems.

In addition, the Committee considered the size of the Funds and the competitiveness of and/or other determinations made regarding the current advisory fee for each Fund. The Committee also took into account Guggenheim’s statement that generally the Funds’ assets are not sufficiently large to warrant breakpoints, with only four Funds—Floating Rate Strategies Fund, Macro Opportunities Fund, Mid Cap Value Fund, and Total Return Bond Fund—having assets in excess of (or approaching) $1 billion as of March 31, 2015. With respect to the four Funds noted, the Committee noted that none of the Funds had levels of profitability that were outliers and made the following observations:

Floating Rate Strategies Fund: The Adviser has entered into an expense limitation agreement with respect to the Fund. In addition, the Fund’s total net expense ratio is competitive with the peer group median.

Macro Opportunities Fund: The Adviser has entered into an expense limitation agreement with respect to the Fund. Although the contractual advisory fee is in the fourth quartile of its peer group, the total net expense ratio is competitive with the peer group median. In addition, as noted, the Committee considered Guggenheim’s statement that the Fund is unique to its peer group in that it has a broader investment mandate with greater opportunistic flexibility.

90 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

Mid Cap Value Fund: The Fund’s contractual advisory fee is in line with the peer group median (43rd percentile) and the total net expense ratio is competitive with the peer group median.

Total Return Bond Fund: The Adviser has entered into an expense limitation agreement with respect to the Fund. Although the contractual advisory fee is in the fourth quartile of its peer group, the total net expense ratio is in the first quartile (19th percentile).

The Committee determined that, taking into account all relevant factors, the advisory fee structure for each Fund was reasonable.

Sub-Advisory Agreement

Nature, Extent and Quality of Services Provided by the Sub-Adviser: With respect to the nature, extent and quality of services provided by GPIM (referred to in this discussion as the “Sub-Adviser”), the Committee considered the qualifications, experience and skills of the Sub Adviser’s portfolio management and other key personnel and information from the Sub-Adviser describing the scope of its services to Municipal Income Fund. The Committee also considered the information provided by the Sub-Adviser concerning the Sub-Adviser’s investment practices and techniques and compliance policies and procedures, among other things. With respect to Guggenheim’s resources and the Sub-Adviser’s ability to carry out its responsibilities under the Sub-Advisory Agreement, the Committee included as part of its considerations the unaudited financial information concerning GPIMH presented by the Chief Financial Officer of Guggenheim Investments. (As noted, the Committee received the audited consolidated financial statements of GPIMH once available following the April Meeting.)

The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement. Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and at the May Meeting, as well as other considerations, including the Committee’s knowledge of the Sub-Adviser’s quality of performance of its duties through Board meetings, discussions and reports throughout the year, the Committee concluded that the Sub-Adviser and its personnel were qualified to serve Municipal Income Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Sub Advisory Agreement.

Investment Performance: The Committee considered that the Fund’s Class A shares outperformed the performance universe for the five-year and three-year periods ended December 31, 2014, ranking in the 1st and 35th percentiles, respectively. On January 13, 2012, the Fund acquired the assets and assumed the liabilities of TS&W/Claymore Tax-Advantaged Balanced Fund (the “Predecessor Fund”),

THE GUGGENHEIM FUNDS ANNUAL REPORT | 91

OTHER INFORMATION (Unaudited)(concluded)

a closed-end fund which used different investment strategies and had different investment advisers. Class A shares of the Fund have assumed the performance, financial and other historical information of the Predecessor Fund’s common shares and the performance of Class A shares of the Fund reflects the performance of the Predecessor Fund. In light of the foregoing, the Committee took into account more recent periods and noted that the Fund’s Class A shares outperformed the performance universe median for the one-year and three-month periods ended December 31, 2014, ranking in the 18th and 47th percentiles, respectively. In this connection, the Committee also considered that the Fund outperformed its benchmark over the one-year and three-month periods ended December 31, 2014.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Sub Adviser from Its Relationship with the Fund: The Committee reviewed the level of sub-advisory fees payable to GPIM, noting that the fees would be paid by Security Investors and do not impact the fees paid by the Fund. The Committee also compared the sub-advisory fee paid by the Adviser to the Sub-Adviser to the fees charged by the Sub-Adviser to other clients including other registered investment companies.

Economies of Scale: The Committee recognized that, because the Sub Adviser’s fees would be paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the applicable Advisory Agreement, which was separately considered. (See “Advisory Agreements – Economies of Scale” above.)

Overall Conclusions

Based on the foregoing, the Committee determined that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of the Agreements is in the best interests of each Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his business judgment, may attribute different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement and the Sub-Advisory Agreement for an additional 12-month term. Thereafter, on May 20, 2015, the Board, including all of the Independent Trustees, approved the renewal of each Advisory Agreement and the Sub-Advisory Agreement for an additional 12-month term.

92 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee	Since 2014	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	107	Current: Trustee, Purpose Investments Inc. (2014-Present).
Donald A. Chubb, Jr. (1946)	Trustee	Since 1994	Current: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-present).	103	Current: Midland Care, Inc. (2011-present).
Jerry B. Farley (1946)	Trustee	Since 2005	Current: President, Washburn University (1997-present).	103	Current: Westar Energy, Inc. (2004-present); CoreFirst Bank & Trust (2000-present).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 93

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES - continued
Roman Friedrich III (1946)	Trustee and Chairman of the Contracts Review Committee	Since 2014	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present). Former: Senior Managing Director, MLV & Co. LLC (2010-2011).	103	Current: Zincore Metals, Inc. (2009-present). Former: Axiom Gold and Silver Corp. (2011-2012).
Robert B. Karn III (1942)	Trustee and Chairman of the Audit Committee	Since 2014	Current: Consultant (1998-present). Former: Arthur Andersen (1965-1997) and Managing Partner, Financial and Economic Consulting, St. Louis office (1987-1997).	103	Current: Peabody Energy Company (2003-present); GP Natural Resource Partners, LLC (2002-present).
Ronald A. Nyberg (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2014	Current: Partner, Nyberg & Cassioppi, LLC (2000-present). Former: Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	109	Current: Edward-Elmhurst Healthcare System (2012-present).

94 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES - concluded
Maynard F. Oliverius (1943)	Trustee	Since 1998	Current: Retired. Former: President and CEO, Stormont-Vail HealthCare (1996-2012).	103	Current: Fort Hays State University Foundation (1999-present); Stormont-Vail Foundation (2013-present); University of Minnesota HealthCare Alumni Association Foundation (2009-present).
Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of the Board	Since 2014	Current: Portfolio Consultant (2010-present). Former: Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	106	Former: Bennett Group of Funds (2011-2013).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 95

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INTERESTED TRUSTEE
Donald C. Cacciapaglia*** (1951)	President, Chief Executive Officer and Trustee	Since 2012	Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present). Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	239

Current: Clear Spring Life Insurance Company (2015-present); Guggenheim Partners Japan, Ltd. (2014-present); Delaware Life (2013-present); Guggenheim Life and Annuity Company (2011-present); Paragon Life Insurance Company of Indiana (2011-present).

*	The business address of each Trustee is c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850.
**	Each Trustee serves an indefinite term, until his successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***	This Trustee is deemed to be an "interested person" of the Funds under the 1940 Act by reason of his position with the Funds' Investment Manager and/or the parent of the Investment Manager.

96 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS
Joseph M. Arruda (1966)	Assistant Treasurer	Since 2010

Current: Assistant Treasurer, certain other funds in the Fund Complex (2006-present); Vice President, Security Investors, LLC (2010-present); CFO and Manager, Guggenheim Specialized Products, LLC (2009-present).

Former: Vice President, Security Global Investors, LLC (2010-2011); Vice President, Rydex Advisors, LLC (2010); Vice President, Rydex Advisors II, LLC (2010).

William H. Belden, III (1965)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2006-present); Managing Director, Guggenheim Funds Investment Advisors, LLC (2005-present).

Former: Vice President of Management, Northern Trust Global Investments (1999-2005).

Mark J. Furjanic (1959)	Assistant Treasurer	Since 2014	Current: Vice President, Guggenheim Investments (2005-present); Assistant Treasurer, certain other funds in the Fund Complex (2008-present). Former: Senior Manager, Ernst & Young LLP (1999-2005).
James Howley (1972)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2004-present) ; Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 97

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS - continued
Amy J. Lee (1961)	Vice President and Chief Legal Officer	Since 2007 (Vice President) Since 2014 (Chief Legal Officer)

Current: Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014

Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Senior Associate, Guggenheim Investments (2012-present).

Former: J.D., University of Kansas School of Law (2009-2012).

Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: CCO, certain other funds in the Fund Complex (2012-present); CCO, Security Investors, LLC (2012-present); CCO, Guggenheim Funds Investment Advisors, LLC (2012-present); Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (March 2014-present).

Former: CCO, Guggenheim Distributors, LLC (2009-March 2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

98 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS - continued
Alison Santay (1974)	AML Officer	Since 2013

Current: AML Officer, certain other funds in the Fund Complex (2010-present); Director and AML Officer, Rydex Fund Services, LLC (2010-present); AML Officer, Security Investors, LLC (2010-present); Director, Shareholder Risk and Compliance, Rydex Fund Services, LLC (2004-present).

Former: AML Officer, Guggenheim Distributors, LLC (2013-2014).

Kimberly Scott (1974)	Assistant Treasurer	Since 2014

Current: Vice President, Guggenheim Investments (2012-present) ; Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 99

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS - concluded
John L. Sullivan (1955)	Chief Financial Officer and Treasurer	Since 2014

Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

*	The business address of each officer is c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.

100 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)

Rydex Funds, Guggenheim Funds, Rydex Investments, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Security Distributors, Inc., Guggenheim Partners Investment Managers, LLC, and Rydex Advisory Services (Collectively “Guggenheim Investments”).

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone—whether it is your personal information or if you are a current or former Guggenheim Investments client.

The Information We Collect About You

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Investments funds or one of the Guggenheim Investments affiliated companies. “Nonpublic personal information” is personally identifiable private information about you. For example, it includes information regarding your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

How We Handle Your Personal Information

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of

THE GUGGENHEIM FUNDS ANNUAL REPORT | 101

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)(continued)

new Rydex and Guggenheim Investments funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

Opt Out Provisions

We do not sell your personal information to anyone. The law allows you to “opt out” of only certain kinds of information sharing with third parties. The firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

How We Protect Privacy Online

Our concern for the privacy of our shareholders also extends to those who use our web site, guggenheiminvestments.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Guggenheim Investments web site offers customized features that require our use of “http cookies”—tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your email address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

102 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)(concluded)

We’ll Keep You Informed

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us at 800.820.0888 or 301.296.5100.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 103

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

Item 2.	Code of Ethics.

The registrant’s Board of Trustees has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. No substantive amendments were approved or waivers were granted to the Code during the period covered by this report.  The Code is filed as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that Robert B. Karn III, an "independent" Trustee serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the registrant’s principal accountant (the “Auditor”) for the audit of the registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $439,950 in 2014 and $499,669 in 2015.

(b)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $36,750 in 2014 and $38,585 in 2015. These audit-related services were as follows: issuance of report concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act.

(c)	Tax Fees. The aggregate fees billed to the registrant in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $129,360 in 2014 and $141,043 in 2015. These services consisted of (i) preparation of U.S. federal, state and excise tax returns; (ii) U.S. federal and state tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired and (iv) review of U.S. federal excise distribution calculations.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2014 and $0 in 2015.

(d)	All Other Fees. The aggregate fees billed to the registrant in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2014 and $0 in 2015.

The aggregate fees billed in the Reporting Periods for Non‑Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (d) of this Item, which required pre‑approval by the Audit Committee were $0 in 2014 and $0 in 2015.

(e)	Audit Committee Pre-Approval Policies and Procedures.

(1) The registrant’s audit committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards. Sections V.B.2 and V.B.3 of the registrant’s audit committee’s Audit Committee Charter contain the Audit Committee’s Pre-Approval Policies and Procedures and such sections are included below.

V.B.2.Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Fund, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a) The categories of services to be reviewed and considered for pre-approval include the following (collectively, “Identified Services”):

Audit Services

• Annual financial statement audits
• Seed audits (related to new product filings, as required)
• SEC and regulatory filings and consents

Audit-Related Services

• Accounting consultations
• Fund merger/reorganization support services
• Other accounting related matters
• Agreed upon procedures reports
• Attestation reports
• Other internal control reports

Tax Services

• Recurring tax services:
o Preparation of Federal and state income tax returns, including extensions
o Preparation of calculations of taxable income, including fiscal year tax designations
o Preparation of annual Federal excise tax returns (if applicable)
o Preparation of calendar year excise distribution calculations
o Calculation of tax equalization on an as-needed basis
o Preparation of the estimated excise distribution calculations on an as-needed basis
o Preparation of quarterly Federal, state and local and franchise tax estimated tax payments on an as-needed basis
o Preparation of state apportionment calculations to properly allocate Fund taxable income among the states for state tax filing purposes
o Provision of tax compliance services in India for Funds with direct investments in India
o Assistance with management’s identification of passive foreign investment companies (PFICs) for tax purposes

• Permissible non-recurring tax services upon request:
o Assistance with determining ownership changes which impact a Fund’s utilization of loss carryforwards
o Assistance with calendar year shareholder reporting designations on Form 1099
o Assistance with corporate actions and tax treatment of complex securities and structured products
o Assistance with IRS ruling requests and calculation of deficiency dividends
o Conduct training sessions for the Adviser’s internal tax resources
o Assistance with Federal, state, local and international tax planning and advice regarding the tax consequences of proposed or actual transactions
o Tax services related to amendments to Federal, state and local returns and sales and use tax compliance
o RIC qualification reviews
o Tax distribution analysis and planning
o Tax authority examination services
o Tax appeals support services
o Tax accounting methods studies
o Fund merger, reorganization and liquidation support services
o Tax compliance, planning and advice services and related projects

(b) The Committee has pre-approved Identified Services for which the estimated fees are less than $25,000.

(c) For Identified Services with estimated fees of $25,000 or more, but less than $50,000, the Chair or any member of the Committee designated by the Chair is hereby authorized to pre-approve such services on behalf of the Committee.

(d) For Identified Services with estimated fees of $50,000 or more, such services require pre-approval by the Committee.

(e) All requests for Identified Services to be provided by the independent auditor that were pre-approved by the Committee shall be submitted to the Chief Accounting Officer (“CAO”) of the Trust by the independent auditor using the pre-approval request form attached as Appendix C to the Audit Committee Charter. The Trust’s CAO will determine whether such services are included within the list of services that have received the general pre-approval of the Committee.

(f) The independent auditors or the CAO of the Trust (or an officer of the Trust who reports to the CAO) shall report to the Committee at each of its regular quarterly meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Committee). The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Committee (including the particular category of Identified Services under which pre-approval was obtained).

V.B.3. Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

(a) The Chair or any member of the Committee designated by the Chair may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Committee no later than the next Committee meeting.

(b) For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Committee.

(2) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	Non‑Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the registrant, registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $166,110 in 2014 and $179,628 in 2015.

(h)	Auditor Independence. The registrant’s Audit Committee was provided with information relating to the provision of non‑audit services by Ernst & Young, LLP to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre‑approved by the Audit Committee so that a determination could be made whether the provision of such services is compatible with maintaining Ernst & Young, LLP’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

The Schedule of Investments is included under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Mangers of Closed-end Management Investment Companies

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant does not currently have in place procedures by which shareholders may recommend nominees to the registrant’s board.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

Item 11.	Controls and Procedures.

(a)	The registrant’s President (principal executive officer) and Treasurer (principal financial officer) have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	The registrant's code of ethics pursuant to Item 2 of Form N-CSR is attached.

(a)(2)	Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a‑2(a) under the Act (17 CFR 270.30a-2(a)) are attached.

(b)	A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Guggenheim Funds Trust

By (Signature and Title)*	/s/ Donald C. Cacciapaglia
Donald C. Cacciapaglia, President and Chief Executive Officer

Date	December 9, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Donald C. Cacciapaglia
Donald C. Cacciapaglia, President and Chief Executive Officer

Date	December 9, 2015

By (Signature and Title)*	/s/ John L. Sullivan
John L. Sullivan, Chief Financial Officer and Treasurer

Date	December 9, 2015

* Print the name and title of each signing officer under his or her signature.